UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22649

iShares U.S. ETF Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2021

2021 Annual Report

iShares U.S. ETF Trust

•	BlackRock Short Maturity Bond ETF | NEAR | Cboe BZX

•	BlackRock Short Maturity Municipal Bond ETF | MEAR | Cboe BZX

•	BlackRock Ultra Short-Term Bond ETF | ICSH | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	10.91%	42.91%
U.S. small cap equities (Russell 2000® Index)	1.85	50.80
International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18
Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares U.S. ETF Trust

U.S. Bond Market Overview

The U.S. bond market declined slightly for the 12 months ended October 31, 2021 (“reporting period”). The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -0.48%.

The U.S. economy continued to recover from the effects of the coronavirus pandemic, growing at a brisk pace during the reporting period. Driven by strong consumer spending and significant fiscal and monetary stimulus, U.S. growth outpaced most other developed economies. An ongoing COVID-19 vaccination program helped accelerate the easing of pandemic-related restrictions, and consumers returned to activities that were previously curtailed, such as travel, restaurant dining, and in-person shopping. Spending on goods also remained elevated, leading imports to rise to an all-time high.

However, this robust consumer demand combined with continued pandemic-related disruptions to the global supply chain led to significantly higher inflation. Similarly, in the labor market, the reopening economy and pent-up demand meant that hiring accelerated, and the unemployment rate fell substantially. Nonetheless, total employment remained notably below pre-pandemic levels and job openings reached a record high despite rising wages. Elevated demand drove an increase in industrial production, although rising commodities prices and supply delays constrained growth, particularly late in the reporting period. The emergence of the highly contagious Delta variant, which was responsible for a significant rise in cases beginning late in summer 2021, also weighed on the economy.

The U.S. Federal Reserve Bank (“Fed”) continued to keep short-term interest rates at near-zero levels and maintained a significant bond-buying program for U.S. Treasuries and mortgage-backed securities, although it discontinued its corporate bond purchasing program. The Fed indicated that it would begin slowing its bond buying activities late in 2021 and signaled that an interest rate increase could be possible in 2022. However, the improving employment environment and a sharp rise in inflation led investors to anticipate a more accelerated tightening of monetary policy. Trading activity showed that investors view multiple interest rate increases as probable in 2022.

U.S. Treasuries declined, as inflation increased, and investors moved toward equities and lower-rated bonds. Rising domestic inflation expectations pressured U.S. Treasuries, which typically lose value in an inflationary environment. U.S. Treasury yields (which move inversely to prices) began the reporting period near historic lows, but generally rose as inflation increased and the economy continued to strengthen. Yields of U.S. Treasuries with intermediate- and long-term maturities, which are more sensitive to inflation, generally increased more than short-term U.S. Treasuries. However, long-term U.S. Treasury yields rose less than intermediate-term U.S. Treasury yields, with two-year, 10-year, and 30-year U.S. Treasury yields rising by 0.34%, 0.67%, and 0.28%, respectively.

Mortgage-backed securities (“MBS”) declined slightly, despite ongoing support from Fed bond purchasing. MBS performance was constrained by prepayments, as homeowners took advantage of low mortgage rates to refinance their mortgages at a lower interest rate.

On the upside, most corporate bonds advanced for the reporting period, particularly lower-rated corporate bonds. A narrowing yield spread (the difference between yields on corporate bonds and U.S. Treasuries) buoyed the performance of corporate bonds compared to U.S. Treasuries. Investors’ ongoing search for yield in a low interest rate environment drove the decline in the yield spread and supported corporate bond prices. High-yield bonds gained the most, as investors’ concerns about solvency abated alongside the growing economy, and the Fed’s support led to high investor confidence. Corporate bond issuance was elevated by historical standards as companies took advantage of low yields to refinance and lock in advantageous borrowing costs.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	BlackRock Short Maturity Bond ETF

Investment Objective

The BlackRock Short Maturity Bond ETF (the “Fund”) (formerly the iShares Short Maturity Bond ETF) seeks to maximize current income by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed income securities and maintain a weighted average maturity that is less than three years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.70%	1.75%	1.45%	0.70%	9.05%	12.35%
Fund Market	0.70	1.74	1.45	0.70	9.00	12.33
Bloomberg Short-Term Government/Corporate Index	0.17	1.43	1.03	0.17	7.37	8.67

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/25/13. The first day of secondary market trading was 9/26/13.

The Bloomberg Short-Term Government/Corporate Index (formerly the Bloomberg Barclays Short-Term Government/Corporate Index) is an unmanaged index that measures the performance of government and corporate securities with less than 1 year remaining to maturity.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,001.30	$1.26		$1,000.00	$1,023.90	$1.28		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021 (continued)	BlackRock Short Maturity Bond ETF

Portfolio Management Commentary

Short-term investment-grade bonds posted a slightly positive return for the reporting period. Most short-term U.S. Treasury yields (which move inversely to prices) were relatively unchanged due to the Fed’s near-zero interest rate policy, which meant price gains for corporate and other higher-yielding bonds, as well as bond income, drove the Fund’s return. High consumer savings rates also supported demand for short-term bonds. Investment-grade corporate bonds, especially lower-quality securities, also benefited from narrowing spreads, or a decrease in the interest rate premium that corporate bonds carry relative to U.S. Treasuries, as fewer public health restrictions led to stronger economic growth and increased risk-taking by investors.

In terms of relative performance, the Fund outperformed the broader market, as represented by the Bloomberg Short-Term Government/Corporate Index. During the reporting period, the Fund increased its exposure to short-term investment-grade corporate bonds and reduced its exposure to U.S. Treasuries. Within corporate bonds, the Fund added to Baa-rated bonds to capitalize on their high yields. The Fund’s overweight position to investment-grade corporate bonds was a significant contributor to the Fund’s performance relative to the broader market. Positions in asset-backed securities also added to relative performance, as those bonds posted positive returns during the reporting period.

From a total return perspective, short-term investment-grade corporate bonds and asset-backed securities were the top contributors to the Fund’s performance. In particular, bonds issued by banks advanced strongly. Banks, which were flush with cash, issued record totals of debt in 2021, reflecting strong investor demand for yield. The automotive industry also contributed, as strong demand for cars and trucks drove bond prices higher, even as microchip shortages led to declining inventories and slower sales late in the reporting period. Energy sector bonds were another large contributor to the Fund’s return, as oil and gas prices more than doubled during the reporting period.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Total Investments	(a)
Corporate Bonds & Notes	62.7%
Asset-Backed Securities	20.8
Collaterized Mortgage Obligations	7.2
Commercial Paper	5.5
Repurchase Agreements	2.7
Certificates of Deposit	1.1

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	18.0%
Aa	2.3
A	26.5
Baa	31.7
Ba	2.3
P-1	3.8
P-2	4.3
P-3	1.2
Not Rated	9.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	BlackRock Short Maturity Municipal Bond ETF

Investment Objective

The BlackRock Short Maturity Municipal Bond ETF (the “Fund”) (formerly the iShares Short Maturity Municipal Bond ETF) seeks to maximize tax-free current income by investing, under normal circumstances, at least 80% of its net assets in municipal securities such that the interest on each bond is exempt from U.S. federal income taxes and the federal alternative minimum tax. Under normal circumstances, the effective duration of the Fund’s portfolio is expected to be 1.2 years or less, as calculated by the management team, and is not expected to exceed 1.5 years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.19%	1.10%	1.00%	0.19%	5.64%	6.89%
Fund Market	0.15	1.13	1.00	0.15	5.79	6.87
Bloomberg Municipal Bond: 1 Year (1-2) Index	0.50	1.38	1.18	0.50	7.11	8.10

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/3/15. The first day of secondary market trading was 3/5/15.

The Bloomberg Municipal Bond: 1 Year (1-2) Index (formerly the Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index) is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$999.30	$1.26		$1,000.00	$1,023.90	$1.28		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2021 (continued)	BlackRock Short Maturity Municipal Bond ETF

Portfolio Management Commentary

Short-term municipal bonds posted a modest positive return for the reporting period. Continued uncertainty around the coronavirus pandemic led the Fed to maintain accommodative monetary policy, anchoring short-term interest rates near zero. As economies reopened from pandemic-related shutdowns, government tax revenues rose meaningfully, boosting municipal bonds. High consumer savings rates and investors’ concern over potentially rising tax rates supported demand for short-term municipal bonds.

In terms of relative performance, the Fund underperformed the broader market, as represented by the Bloomberg Municipal Bond: 1-2 Year Index. The short-term municipal bond market followed the same broad pattern as most fixed-income markets — bonds with higher risk and lower credit ratings generally outperformed comparable maturity, lower-risk, higher-rated bonds. Consequently, the Fund’s conservative positioning with a large overweight in floating-rate variable-rate demand notes (“VRDNs”) and other cash equivalents detracted from the Fund’s relative performance, as low short-term interest rates limited the yield available on VRDNs.

Additionally, the Fund carried an underweight allocation to bonds from the transportation sector given their sensitivity to pandemic-related closures. As economies reopened during the reporting period, these bonds rallied, resulting in underperformance relative to the broader market. To capitalize on the improving credit environment, the Fund carried an overweight allocation to Baa-rated bonds, which proved beneficial. From a state perspective, overweight positions in New Jersey and Georgia boosted relative return as those states outperformed, while security selection within New York and Illinois detracted from relative performance.

From a total return perspective, municipal bonds generally performed well during the reporting period, as the Fund’s investments in the corporate municipal sector, as well as bonds in the tobacco, housing, and healthcare industries, contributed to the Fund’s return. From a credit quality perspective, all ratings categories posted positive returns, with Baa-rated bonds contributing the most to the Fund’s performance.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Total Investments	(a)

AAA	3.3%
AA+	5.1
AA	9.2
AA-	8.2
A+	5.7
A	14.5
A-	8.2
BBB+	3.4
BBB	11.2
BB+	0.7
Not Rated	30.5

TEN LARGEST STATES

State	Percent of Total Investments	(a)

New Jersey	16.0%
New York	10.4
Georgia	9.0
Texas	7.9
Kentucky	7.9
Pennsylvania	4.5
Alabama	3.6
District of Columbia	3.5
North Carolina	3.5
Mississippi	3.4

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	BlackRock Ultra Short-Term Bond ETF

Investment Objective

The BlackRock Ultra Short-Term Bond ETF (the “Fund”) (formerly the iShares Ultra Short-Term Bond ETF) seeks to provide current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed- and floating-rate debt securities and maintain a dollar-weighted average maturity that is less than 180 days. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.29%	1.78%	1.34%	0.29%	9.23%	11.07%
Fund Market	0.31	1.78	1.34	0.31	9.21	11.09
ICE BofA US 6-Month Treasury Bill Index	0.12	1.32	0.96	0.12	6.80	7.83

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/11/13. The first day of secondary market trading was 12/13/13.

On 3/1/2021 the Fund began referencing the 4pm pricing variant of the ICE BofA US 6-Month Treasury Bill Index. Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the ICE BofA US 6-Month Treasury Bill Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the ICE BofA US 6-Month Treasury Bill Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,001.00	$0.40		$1,000.00	$1,024.80	$0.41		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2021 (continued)	BlackRock Ultra Short-Term Bond ETF

Portfolio Management Commentary

Ultra-short-term bonds posted a slightly positive return for the reporting period. Rising yields for longer-term maturities created demand for short-term bonds, as investors sought to reduce interest rate sensitivity by buying shorter maturities. High consumer savings rates also supported demand for short-term bonds. As the economy and coronavirus dynamics improved, credit spreads, or the difference in yields relative to U.S. Treasuries, on short-term investment-grade corporate bonds decreased, which helped the performance of short-term corporate bonds.

The Fund increased its exposure to short-term investment-grade corporate bonds and reduced its exposure to cash equivalents during the reporting period. Within corporate bonds, the Fund added to Baa-rated bonds during the reporting period to capitalize on their additional yield.

In terms of relative performance, the Fund outperformed the broader market, as represented by the Bloomberg Short-Term Government/Corporate Index. The Fund’s overweight positions to commercial paper and certificates of deposit contributed to relative performance. Short-term corporate bonds, particularly in the financial sector, were also additive to relative return. Furthermore, the Fund’s underweight position to U.S. Treasury bonds proved beneficial as those positions underperformed the broader market.

From a total return perspective, corporate bonds contributed the most to the Fund’s total return. Low yields among short-term fixed-income securities drove demand for corporate bonds, which offer additional income compared to cash equivalents and U.S. Treasuries. Within corporate bonds, bank bonds were the most significant contributors as some banks’ earnings benefited from borrowing at low short-term interest rates and lending at higher longer-term interest rates. The automotive industry also contributed, as strong demand for cars and trucks drove bond prices higher, even as microchip shortages led to declining inventories and slower sales late in the reporting period.

From a credit quality perspective, bonds from each rating category contributed to the Fund’s total return. Bonds rated Baa were the top performers, and A-rated bonds contributed the most to the Fund’s performance.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Total Investments	(a)

Corporate Bonds & Notes	42.1%
Commercial Paper	35.4
Certificates of Deposit	13.8
Repurchase Agreements	4.3
Municipal Debt Obligations	3.5
Asset-Backed Securities	0.7
U.S. Government & Agency Obligations	0.2

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)

Aaa	0.5%
Aa	8.8
A	26.7
Baa	9.4
P-1	27.1
P-2	23.3
Not Rated	4.2

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	11

Schedule of Investments October 31, 2021	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities

AGL Core CLO 4 Ltd., 1.20%, 04/20/33 (Call 04/20/22), (3 mo. LIBOR US + 1.070%)(a)(b)	USD	650	$650,324
AIG CLO Ltd., 1.25%, 04/20/32 (Call 04/20/22), (3 mo. LIBOR US + 1.120%)(a)(b)	USD	1,000	1,001,600
American Express Credit Account Master Trust, Series 2018-9, Class A, 0.47%, 04/15/26, (1 mo. LIBOR US + 0.380%)(b)	USD	17,650	17,763,197
AmeriCredit Automobile Receivables Trust, Series 2021-1, Class A2, 0.28%, 06/18/24 (Call 02/18/24)	USD	9,238	9,236,569
AmeriCredit Automobile Receivables Trust 2020-2, Series 2020-2, Class A2B, 0.44%, 12/18/23 (Call 09/18/23), (1 mo. LIBOR US + 0.350%)(b)	USD	2,128	2,129,001
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class A, 1.19%, 01/28/31 (Call 01/28/22), (3 mo. LIBOR US + 1.050%)(a)(b)	USD	4,500	4,500,004
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR2, 1.23%, 01/28/31 (Call 01/28/22), (3 mo. LIBOR US + 1.090%)(a)(b)	USD	13,840	13,836,995
Anchorage Capital CLO 8 Ltd., Series 2016-8A, Class AR, 1.14%, 07/28/28 (Call 01/28/22), (3 mo. LIBOR US + 1.000%)(a)(b)	USD	3,962	3,961,260
Apidos CLO XII, 1.20%, 04/15/31 (Call 01/15/22), (3 mo. LIBOR US + 1.08%)(a)(b)	USD	500	500,326
Apidos CLO XXI, 1.05%, 07/18/27 (Call 01/18/22), (3 mo. LIBOR US + 0.93%)(a)(b)	USD	1,647	1,646,359
Arbor Realty Commercial Real Estate Notes Ltd., 1.16%, 08/15/34 (Call 03/15/24), (1 mo. LIBOR US + 1.070%)(a)(b)	USD	14,450	14,413,876
ASSURANT CLO Ltd., Series 2018-2A, Class A, 1.17%, 04/20/31 (Call 01/20/22), (3 mo. LIBOR US + 1.040%)(a)(b)	USD	250	249,882
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class AR, 0.95%, 11/17/27 (Call 11/17/21), (3 mo. LIBOR US + 0.830%)(a)(b)	USD	8,410	8,411,648
Atrium XIII, Series 13A, Class A1, 1.30%, 11/21/30 (Call 01/23/22), (3 mo. LIBOR US + 1.180%)(a)(b)	USD	2,500	2,501,250
Autoflorence of Amyloids 0.14%, 12/24/44 (Call 12/24/26)(b)(c)	EUR	10,320	12,057,807
0.19%, 12/24/44 (Call 12/24/26)(b)(c)	EUR	898	1,037,076
Bain Capital Credit CLO Ltd., Series 2017-1A, Class A1R, 1.10%, 07/20/30 (Call 01/20/22), (3 mo. LIBOR US + 0.97%)(a)(b)	USD	3,200	3,199,309
Barings Clo Ltd., 1.45%, 01/15/33 (Call 01/15/22), (3 mo. LIBOR US + 1.330%)(a)(b)	USD	3,850	3,852,848
Barings CLO Ltd., 1.20%, 04/20/31 (Call 04/20/22), (3 mo. LIBOR US + 1.070%)(a)(b)	USD	550	550,384
BDS 2021-FL9 Ltd., 1.17%, 11/16/38 (Call 10/16/23), (1 mo. LIBOR US + 1.070%)(a)(b)	USD	8,750	8,747,637
Beechwood Park CLO Ltd., 1.45%, 01/17/33 (Call 01/17/22), (3 mo. LIBOR US + 1.330%)(a)(b)	USD	3,450	3,450,003
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class A1R2, 1.13%, 07/20/29 (Call 01/20/22), (3 mo. LIBOR US + 1.000%)(a)(b)	USD	456	455,909
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, 1.23%, 01/20/31 (Call 01/20/22), (3 mo. LIBOR US + 1.1%)(a)(b)	USD	750	750,375
Benefit Street Partners Clo XII Ltd., 1.07%, 10/15/30, (3 mo. LIBOR US + 0.95%)(a)(b)	USD	1,678	1,677,070

Security		Par (000)	Value

BlueMountain CLO Ltd., Series 2012-2A, Class AR2, 1.18%, 11/20/28 (Call 11/20/21), (3 mo. LIBOR US + 1.050%)(a)(b)	USD	2,061	$2,061,292
Canyon Capital CLO Ltd., Series 2019-1A, Class A1R, 1.22%, 04/15/32 (Call 01/15/22), (3 mo. LIBOR US + 1.1%)(a)(b)	USD	5,800	5,795,891
Carlyle C17 CLO Ltd., Series C17A, Class A1AR, 1.16%, 04/30/31 (Call 10/30/21), (3 mo. LIBOR US + 1.030%)(a)(b)	USD	1,000	1,000,499
Carlyle Global Market Strategies CLO Ltd.
Series 2013-2A, Class AR, 1.01%, 01/18/29 (Call 01/18/22), (3 mo. LIBOR US + 0.890%)(a)(b)	USD	5,879	5,878,834
Series 2014-1A, Class A1R2, 1.09%, 04/17/31 (Call 01/17/22), (3 mo. LIBOR US + 0.970%)(a)(b)	USD	5,234	5,234,848
CarMax Auto Owner Trust, Series 2021-2, Class A2A, 0.27%, 06/17/24 (Call 03/15/24)	USD	14,340	14,340,928
Cbam Ltd., Series 2018-7A, Class A, 1.23%, 07/20/31 (Call 01/20/22), (3 mo. LIBOR US + 1.1%)(a)(b)	USD	750	749,277
Cedar Funding IX CLO Ltd., 1.11%, 04/20/31 (Call 01/20/22), (3 mo. LIBOR US + 0.98%)(a)(b)	USD	2,130	2,131,182
Chesapeake Funding II LLC, Series 2020-1A, Class A2, 0.74%, 08/16/32, (1 mo. LIBOR US + 0.650%)(a)(b)	USD	9,171	9,210,905
CIFC Funding Ltd.
Series 2014-2RA, Class A1, 1.17%, 04/24/30 (Call 01/24/22), (3 mo. LIBOR US + 1.050%)(a)(b)	USD	250	250,225
Series 2015-2A, Class AR2, 1.13%, 04/15/30 (Call 01/15/22), (3 mo. LIBOR US + 1.010%)(a)(b)	USD	17,000	16,993,534
Series 2018-1A, Class A, 1.12%, 04/18/31 (Call 01/18/22), (3 mo. LIBOR US + 1.0%)(a)(b)	USD	16,610	16,609,985
Series 2018-2A, Class A1, 1.17%, 04/20/31 (Call 01/20/22), (3 mo. LIBOR US + 1.040%)(a)(b)	USD	1,250	1,249,999
Citibank Credit Card Issuance Trust, Series 2019-A5, Class A5, 0.71%, 04/22/26, (1 mo. LIBOR + 0.620%)(b)	USD	40,505	40,966,275
College Ave Student Loans LLC, Series 2021-A, Class A1, 1.19%, 07/25/51 (Call 02/25/32), (1 mo. LIBOR US + 1.100%)(a)(b)	USD	292	295,043
Credit Acceptance Auto Loan Trust
Series 2019-1A, Class A, 3.33%, 02/15/28 (Call 08/15/22)(a)	USD	419	419,185
Series 2021-3A, Class A, 1.00%, 05/15/30 (Call 11/15/24)(a)	USD	4,130	4,112,975
Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.56%, 12/11/34(a)	USD	14,030	14,027,855
Dowson PLC
Series 2021-2, Class A, 0.73%, 10/20/28 (Call 11/20/24), (Sterning Ovenight Index Average + 0.680%)(b)(c)	GBP	10,900	14,924,065
Series 2021-2, Class B, 1.00%, 10/20/28 (Call 11/20/24), (Sterning Ovenight Index Average + 1.200%)(b)(c)	GBP	1,600	2,192,090
Drive Auto Receivables Trust, Series 2021-1, Class A3, 0.44%, 11/15/24 (Call 05/15/24)	USD	9,070	9,075,104
Dryden 49 Senior Loan Fund, Series 2017-49A, Class AR, 1.07%, 07/18/30 (Call 01/18/22), (3 mo. LIBOR US + 0.95%)(a)(b)	USD	10,750	10,762,670
Dryden 77 CLO Ltd., Series 2020-77A, Class XR, 1.13%, 05/20/34 (Call 05/20/23), (3 mo. LIBOR US + 1.0%)(a)(b)	USD	250	250,069

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, 1.02%, 04/15/29 (Call 01/15/22), (3 mo. LIBOR US + 0.900%)(a)(b)	USD	15,854	$15,851,555
Elevation CLO Ltd., Series 2014-2A, Class A1R, 1.35%, 10/15/29 (Call 01/15/22), (3 mo. LIBOR US + 1.230%)(a)(b)	USD	500	500,345
Elmwood CLO X Ltd., Series 2021-3A, Class A, 1.13%, 10/20/34, (3 mo. LIBOR US + 1.04%)(a)(b)	USD	23,000	22,994,896
Enterprise Fleet Funding LLC, Series 2021-1, Class A2, 0.44%, 12/21/26 (Call 07/20/24)(a)	USD	12,780	12,743,384
Ford Credit Floorplan Master Owner Trust, Series 2019-1, Class A, 2.84%, 03/15/24	USD	26,550	26,809,168
Ford Credit Floorplan Master Owner Trust A, Series 2019-3, Class A2, 0.69%, 09/15/24, (1 mo. LIBOR US + 0.600%)(b)	USD	59,321	59,598,634
Galaxy XV CLO Ltd., Series 2013-15A, Class ARR, 1.09%, 10/15/30 (Call 01/15/22), (3 mo. LIBOR US + 0.97%)(a)(b)	USD	670	670,194
Globaldrive Auto Receivables, Series 2019-UKA, Class B, 1.55%, 09/20/26 (Call 03/20/22), (SOFR + 1.5%)(b)(c)	GBP	875	1,200,244
GM Financial Consumer Automobile Receivables Trust, Series 2021-2, Class A2, 0.27%, 06/17/24 (Call 02/16/25)	USD	14,753	14,754,602
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR2, 1.24%, 10/29/29 (Call 10/29/21), (3 mo. LIBOR US + 1.110%)(a)(b)	USD	16,680	16,677,253
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class AR, 1.20%, 07/25/27 (Call 01/25/22), (3 mo. LIBOR US + 1.080%)(a)(b)	USD	435	435,327
HGI CRE CLO Ltd., 1.09%, 09/17/36 (Call 10/17/23), (1 mo. LIBOR US + 1.000%)(a)(b)	USD	5,380	5,359,862
Highbridge Loan Management, Series 3A-2014, Class A1R, 1.30%, 07/18/29 (Call 01/18/22), (3 mo. LIBOR US + 1.18%)(a)(b)	USD	1,100	1,099,745
John Deere Owner Trust, Series 2020-B, Class A2, 0.41%, 03/15/23 (Call 01/15/24)	USD	4,129	4,129,726
KKR CLO 21 Ltd., 1.12%, 04/15/31 (Call 01/15/22), (3 mo. LIBOR US + 1.000%)(a)(b)	USD	5,590	5,590,024
LCM 29 Ltd., Series 29A, Class AR, 1.19%, 04/15/31 (Call 07/15/22), (3 mo. LIBOR US + 1.07%)(a)(b)	USD	2,600	2,599,996
LoanCore Issuer Ltd.
1.39%, 11/15/38 (Call 11/15/23), (1 mo. LIBOR US + 1.300%)(a)(b)	USD	2,640	2,640,000
Series 2018-CRE1, Class A, 1.22%, 05/15/28 (Call 11/15/21), (1 mo. LIBOR US + 1.130%)(a)(b)	USD	2,673	2,672,919
Madison Park Funding X Ltd., Series 2012-10A, Class AR3, 1.14%, 01/20/29 (Call 01/20/22), (3 mo. LIBOR US + 1.010%)(a)(b)	USD	6,121	6,119,849
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, 1.07%, 04/19/30 (Call 01/19/22), (3 mo. LIBOR US + 0.950%)(a)(b)	USD	3,935	3,934,528
Madison Park Funding XVII Ltd., Series 2015-17A, Class AR2, 1.13%, 07/21/30 (Call 01/21/22), (3 mo. LIBOR US + 1.000%)(a)(b)	USD	800	799,813
Madison Park Funding XXIII Ltd., Series 2017-23A, Class AR, 1.10%, 07/27/31 (Call 01/27/22), (3 mo. LIBOR US + 0.970%)(a)(b)	USD	13,200	13,197,361
Madison Park Funding XXVI Ltd., Series 2007-4A, Class AR, 1.33%, 07/29/30, (3 mo. LIBOR US + 1.2%)(a)(b)	USD	4,875	4,881,285

Security		Par (000)	Value

Madison Park Funding XXXVII Ltd., 1.19%, 07/15/33 (Call 07/15/22), (3 mo. LIBOR US + 1.070%)(a)(b)	USD	1,750	$1,749,309
Marathon CRE Ltd., Series 2018-FL1, Class A, 1.24%, 06/15/28 (Call 11/11/21), (1 mo. LIBOR US + 1.150%)(a)(b)	USD	1,563	1,564,467
Mariner CLO LLC, Series 2016-3A, Class AR2, 1.11%, 07/23/29 (Call 01/23/22), (3 mo. LIBOR US + 0.99%)(a)(b)	USD	1,222	1,222,628
MF1 Multifamily Housing Mortgage Loan Trust, 1.19%, 07/16/36 (Call 07/16/23), (1 mo. LIBOR US + 1.1%)(a)(b)	USD	4,520	4,509,824
Navient Private Education Loan Trust
Series 2017-A, Class A2B, 0.99%, 12/16/58 (Call 04/15/28), (1 mo. LIBOR US + 0.900%)(a)(b)	USD	721	721,842
Series 2020-IA, Class A1B, 1.09%, 04/15/69 (Call 09/15/30), (1 mo. LIBOR US + 1.000%)(a)(b)	USD	7,760	7,796,573
Navient Private Education Refi Loan Trust
Series 2020-A, Class A1, 0.44%, 11/15/68 (Call 11/15/29), (1 mo. LIBOR US + 0.350%)(a)(b)	USD	487	486,770
Series 2021-BA, Class A, 0.94%, 07/15/69 (Call 07/15/28)(a)	USD	7,897	7,837,374
Series 2021-DA, Class A, 1.26%, 04/15/60, (PRIME—1.99%)(a)(b)	USD	9,903	9,903,993
Nelnet Student Loan Trust 0.83%, 04/20/62 (Call 05/20/31), (1 mo. LIBOR US + 0.740%)(a)(b)	USD	7,493	7,496,992
0.98%, 04/20/62, (1 mo. LIBOR US + 0.690%)(a)(b)	USD	3,797	3,797,000
Series 2021-A, Class A1, 0.89%, 04/20/62 (Call 02/20/29), (1 mo. LIBOR US + 0.8%)(a)(b)	USD	9,567	9,607,399
Series 2021-BA, Class AFL, 0.87%, 04/20/62 (Call 07/20/29), (1 mo. LIBOR US + 0.780%)(a)(b)	USD	16,351	16,372,618
Neuberger Berman CLO Ltd., Series 2013-14A, Class AR2, 1.17%, 01/28/30 (Call 01/28/22), (3 mo. LIBOR US + 0.99%)(a)(b)	USD	500	499,910
Neuberger Berman Loan Advisers CLO 33 Ltd., 1.20%, 10/16/33, (3 mo. LIBOR US + 1.080%)(a)(b)(d)	USD	2,050	2,050,000
Nissan Master Owner Trust Receivables
Series 2019-A, Class A, 0.65%, 02/15/24, (1 mo. LIBOR US + 0.560%)(b)	USD	23,950	23,985,602
Series 2019-B, Class A, 0.52%, 11/15/23, (1 mo. LIBOR US + 0.430%)(b)	USD	24,000	24,003,401
NLY Commercial Mortgage Trust, Series 2019-FL2, Class A, 1.39%, 02/15/36 (Call 11/15/21), (1 mo. LIBOR US + 1.300%)(a)(b)	USD	4,774	4,772,226
OCP CLO Ltd.
1.12%, 04/10/33 (Call 04/10/22), (3 mo. LIBOR US + 1.000%)(a)(b)	USD	4,000	3,999,994
Series 2016-12A, Class A1R, 1.24%, 10/18/28 (Call 01/18/22), (3 mo. LIBOR US + 1.120%)(a)(b)	USD	15,440	15,440,639
Series 2017-13A, 1.08%, 07/15/30 (Call 04/15/22), (3 mo. LIBOR US + 0.96%)(a)(b)	USD	2,350	2,349,998
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, 1.12%, 01/25/31 (Call 01/25/22), (3 mo. LIBOR US + 1.0%)(a)(b)	USD	3,000	3,001,500
OneMain Financial Issuance Trust, Series 2016-3A, Class A, 3.83%, 06/18/31 (Call 11/18/21)(a)	USD	850	855,054
Palmer Square CLO Ltd.
1.12%, 10/17/31 (Call 07/19/22), (3 mo. LIBOR US + 1.000%)(a)(b)	USD	1,800	1,801,256
Series 2015-2, 1.23%, 07/20/30 (Call 01/20/22), (3 mo. LIBOR US + 1.100%)(a)(b)	USD	3,650	3,650,834

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2021	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Series 2021-3A, Class A1, 1.00%, 01/15/35(a)	USD	500	$500,000
Palmer Square Loan Funding Ltd.
Series 2018-4A, Class A1, 1.02%, 11/15/26 (Call 11/15/21), (3 mo. LIBOR US + 0.900%)(a)(b)	USD	3,241	3,241,738
Series 2018-5A, Class A1, 0.98%, 01/20/27 (Call 01/20/22), (3 mo. LIBOR US + 0.850%)(a)(b)	USD	4,519	4,518,904
PFS Financing Corp.
Series 2019-A, Class A1, 0.64%, 04/15/24, (1 mo. LIBOR US + 0.550%)(a)(b)	USD	40,000	40,074,844
Series 2020-F, Class A, 0.93%, 08/15/24(a)	USD	3,274	3,288,192
Pikes Peak CLO 1, Series 2018-1A, Class A, 1.30%, 07/24/31 (Call 01/24/22), (3 mo. LIBOR US + 1.180%)(a)(b)	USD	1,500	1,499,816
Prodigy Finance CM2021-1 DAC, Series 2021-1A, Class A, 1.34%, 07/25/51 (Call 02/25/27), (1 mo. LIBOR US + 1.25%)(a)(b)	USD	2,423	2,431,416
Red & Black Auto Germany 8 UG, Class B, 0.18%, 09/15/30 (Call 10/15/25)(b)(c)	EUR	400	463,556
Red & Black Auto Italy S.r.l., Class A, 1.00%, 12/28/31 (Call 09/28/25)(b)(c)	EUR	19,902	23,143,215
Romark WM-R Ltd., Series 2018-1A, Class A1, 1.16%, 04/20/31 (Call 01/20/22), (3 mo. LIBOR US + 1.03%)(a)(b)	USD	3,879	3,880,867
RR 3 Ltd., Series 2018-3A, Class A1R2, 1.21%, 01/15/30 (Call 01/15/22), (3 mo. LIBOR US + 1.09%)(a)(b)	USD	2,000	2,003,652
Santander Drive Auto Receivables Trust
Series 2020-4, Class A3, 0.48%, 07/15/24 (Call 08/15/23)	USD	6,225	6,228,083
Series 2021-1, Class A3, 0.32%, 09/16/24 (Call 10/15/23)	USD	19,870	19,874,441
Shackleton Clo Ltd., Series 2017-11A, 1.21%, 08/15/30 (Call 11/15/21), (3 mo. LIBOR US + 1.09%)(a)(b)	USD	2,750	2,748,672
Shackleton CLO Ltd., Series 2015-7R, 1.27%, 07/15/31 (Call 07/15/22), (3 mo. LIBOR US + 1.150%)(a)(b)	USD	2,750	2,748,742
Signal Peak CLO 2 LLC, Series 2015-1A, Class AR2, 1.11%, 04/20/29 (Call 01/20/22), (3 mo. LIBOR US + 0.98%(a)(b)	USD	1,752	1,753,500
Silver Creek CLO Ltd., 1.37%, 07/20/30 (Call 01/20/22), (3 mo. LIBOR US + 1.240%)(a)(b)	USD	7,489	7,488,955
SLM Private Credit Student Loan Trust
Series 2004-A, Class A3, 0.52%, 06/15/33 (Call 12/15/21), (3 mo. LIBOR US + 0.400%)(b)	USD	4,259	4,227,704
Series 2004-B, Class A3, 0.45%, 03/15/24 (Call 03/15/24), (3 mo. LIBOR US + 0.330%)(b)	USD	5,285	5,278,003
Series 2005-A, Class A4, 0.43%, 12/15/38 (Call 06/15/27), (3 mo. LIBOR US + 0.310%)(b)	USD	8,531	8,426,874
Series 2005-B, Class A4, 0.45%, 06/15/39 (Call 09/15/26), (3 mo. LIBOR US + 0.330%)(b)	USD	5,884	5,796,373
Series 2006-A, Class A5, 0.41%, 06/15/39 (Call 03/15/28), (3 mo. LIBOR US + 0.290%)(b)	USD	12,926	12,672,301
Series 2006-B, Class A5, 0.39%, 12/15/39 (Call 09/15/27), (3 mo. LIBOR US + 0.270%)(b)	USD	9,268	9,099,810
SLM Student Loan Trust, Series 2011-2, Class A1, 0.69%, 11/25/27 (Call 08/25/32), (1 mo. LIBOR US + 0.600%)(b)	USD	9	9,440
SMB Private Education Loan Trust
Series 2015-A, Class A2A, 2.49%, 06/15/27 (Call 02/15/28)(a)	USD	771	774,025

Security		Par (000)	Value

Series 2017-A, Class A2B, 0.99%, 09/15/34, (1 mo. LIBOR US + 0.900%)(a)(b)	USD	14,646	$14,730,325
Series 2021-C, Class A1, 0.49%, 01/15/53, (1 mo. LIBOR US + 0.400%)(a)(b)	USD	5,226	5,228,508
SoFi Professional Loan Program LLC, Series 16-C, Class A1, 1.19%, 10/27/36 (Call 04/25/23), (1 mo. LIBOR US + 1.100%)(a)(b)	USD	736	738,153
Sound Point Clo XV Ltd., Series 2017-1A, Class ARR, 1.02%, 01/23/29 (Call 01/23/22), (3 mo. LIBOR US + 0.900%)(a)(b)	USD	2,845	2,842,787
Sound Point CLO XXVIII Ltd., Series 2020 3A, Class A1, 1.40%, 01/25/32 (Call 01/25/22), (3 mo. LIBOR US + 1.28%)(a)(b)	USD	1,250	1,250,306
Southwick Park CLO LLC, Series 2019-4A, Class A1, 1.43%, 07/20/32 (Call 01/20/22), (3 mo. LIBOR US + 1.300%)(a)(b)	USD	8,760	8,760,361
Symphony CLO XVI Ltd., Series 2015-16A, Class AR, 1.27%, 10/15/31 (Call 01/15/22), (3 mo. LIBOR US + 1.15%)(a)(b)	USD	500	500,186
Tagus STC/Ulisses Finance No.2, 0.15%, 09/23/38 (Call 01/23/29)(b)(c)	EUR	12,100	14,158,247
TCI-Symphony CLO Ltd.
1.14%, 10/13/32 (Call 01/13/22), (3 mo. LIBOR US + 1.020%)(a)(b)	USD	5,235	5,235,000
Series 2016-1A, Class AR, 1.28%, 10/13/29 (Call 01/13/22), (3 mo. LIBOR US + 1.160%)(a)(b)	USD	5,235	5,232,847
Tesla Auto Lease Trust, Series 2020-A, Class A, 0.55%, 05/22/23 (Call 04/20/23)(a)	USD	3,662	3,664,501
TICP CLO IX Ltd., Series 2017-9A, Class A, 1.27%, 01/20/31 (Call 01/20/22), (3 mo. LIBOR US + 1.14%)(a)(b)	USD	500	500,874
Verizon Owner Trust, Series 2020-A, Class A1B, 0.36%, 07/22/24 (Call 04/20/23), (1 mo. LIBOR US + 0.270%)(b)	USD	9,290	9,302,231
VOYA CLO, Series 2017-2A, Class A1R, 1.10%, 06/07/30 (Call 01/15/22), (3 mo. LIBOR US + 0.980%)(a)(b)	USD	5,330	5,328,764
Voya CLO Ltd., Series 2015-2A, Class AR, 1.09%, 07/23/27 (Call 01/23/22), (3 mo. LIBOR US + 0.970%)(a)(b)	USD	5,102	5,107,566
Voya Ltd., Series 2012-4, 1.12%, 10/15/30 (Call 07/15/22), (3 mo. LIBOR US + 1.000%)(a)(b)	USD	16,523	16,518,556
Wellfleet CLO Ltd., Series 2016-1A, Class AR, 1.04%, 04/20/28 (Call 01/20/22), (3 mo. LIBOR US + 0.91%)(a)(b)	USD	1,125	1,125,127
Westlake Automobile Receivables Trust, Series 2021-1A, Class A2A, 0.39%, 10/15/24 (Call 06/15/24)(a)	USD	13,770	13,769,079

Total Asset-Backed Securities — 19.9% (Cost: $962,541,858)			966,017,893

Certificates of Deposit

Barclays Bank PLC, 0.33%, 02/01/22		$23,000	23,011,993
Sumitomo Mitsui Banking Corp./New York, 0.70%, 07/15/22		30,000	30,089,051

Total Certificates of Deposit — 1.1% (Cost: $53,000,000)			53,101,044

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collaterized Mortgage Obligations

Mortgage-Backed Securities — 6.9%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, 0.97%, 09/15/34, (1 mo. LIBOR US + 0.880%)(a)(b)	USD	12,100	$12,088,857
AREIT Trust, Series 2019-CRE3, Class A, 1.18%, 09/14/36, (1 mo. LIBOR US + 1.020%)(a)(b)	USD	24,290	24,242,552
B.A.T. International Finance, Series 2018-TALL, Class A, 0.81%, 03/15/37, (1 mo. LIBOR US + 0.722%)(a)(b)	USD	8,630	8,581,152
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class A, 0.94%, 09/15/34, (1 mo. LIBOR US + 0.850%)(a)(b)	USD	19,220	19,183,532
BBCMS Mortgage Trust, Series 2019-BWAY, Class A, 1.05%, 11/15/34, (1 mo. LIBOR US + 0.956%)(a)(b)	USD	11,305	11,276,158
BX Commercial Mortgage Trust 0.79%, 10/15/36, (1 mo. LIBOR US + 0.69%)(a)(b)	USD	9,780	9,731,242
Series 2018-BIOA, Class A, 0.76%, 03/15/37, (1 mo. LIBOR US + 0.671%)(a)(b)	USD	23,190	23,190,021
Series 2020-BXLP, Class A, 0.89%, 12/15/36, (1 mo. LIBOR US + 0.800%)(a)(b)	USD	7,388	7,383,423
BX Trust 0.98%, 10/15/36, (1 mo. LIBOR US + 0.89%)(a)(b)	USD	8,520	8,501,322
Series 2019-CALM, Class A, 0.97%, 11/15/32, (1 mo. LIBOR US + 0.876%)(a)(b)	USD	6,798	6,793,895
Series 2021, Class A, 1.37%, 06/15/23, (1 mo. LIBOR US + 1.280%)(a)(b)	USD	2,070	2,069,999
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11, 0.99%, 07/25/49 (Call 05/25/23), (1 mo. LIBOR US + 0.900%)(a)(b)	USD	1,769	1,777,648
Cold Storage Trust, Series 2020-ICE5, Class A, 0.99%, 11/15/37, (1 mo. LIBOR US + 0.900%)(a)(b)	USD	1,843	1,842,551
COMM Mortgage Trust, Series 2014-CR15, Class A2, 2.93%, 02/10/47 (Call 11/10/21)	USD	310	310,170
Commercial Mortgage Pass Through Certificates,
Series 2021-LBA, Class A, 0.78%, 03/15/38 (Call 03/15/23), (1 mo. LIBOR US + 0.690%)(a)(b)	USD	2,800	2,778,093
Commission, Series 2013- GAM, Class A2, 3.37%, 02/10/28 (Call 02/10/22)(a)	USD	6,626	6,574,983
Commission Mortgage Trust, Series 2013-CR6, Class A3FL, 0.72%, 03/10/46 (Call 12/10/22), (1 mo. LIBOR US + 0.630%)(a)(b)	USD	788	787,940
DBGS Mortgage Trust, Series 2018-5BP, Class A, 0.89%, 06/15/33 (Call 11/15/21), (1 mo. LIBOR US + 0.645%)(a)(b)	USD	4,200	4,194,929
Dutch Property Finance, Series 2021-2, Class A, 0.16%, 04/28/59 (Call 04/28/26)(b)(c)	EUR	6,477	7,518,110
Elvet Mortgages PLC, Series 2021-1, Class A, 0.05%, 10/22/63 (Call 10/22/26)(b)(c)	GBP	11,586	15,871,131
Extended Stay America Trust, Series 2021-ESH, Class A, 1.17%, 07/15/38, (1 mo. LIBOR US + 1.08%)(a)(b)	USD	6,198	6,209,529
GCT Commercial Mortgage Trust, Series 2021-GCT, Class A, 0.89%, 02/15/38, (1 mo. LIBOR US + 0.800%)(a)(b)	USD	8,600	8,608,163
Gosforth Funding PLC, Series 2018-1A, Class A1, 0.58%, 08/25/60 (Call 08/25/23), (3 mo. LIBOR US + 0.450%)(a)(b)	USD	2,376	2,377,600
GS Mortgage Securities Corportation Trust, 1.05%, 10/15/36, (1 mo. LIBOR US + 0.95%)(a)(b)	USD	10,360	10,363,136

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class A, 1.09%, 09/15/29, (1 mo. LIBOR US + 1.000%)(a)(b)	USD	1,911	$1,909,779
KNDL Mortgage Trust, Series 2019-KNSQ, Class A, 0.89%, 05/15/36, (1 mo. LIBOR US + 0.800%)(a)(b)	USD	8,533	8,532,998
MED Trust LLC, 1.00%, 11/15/26(a)	USD	4,260	4,260,000
Morgan Stanley Capital I Trust
Series 2017-CLS, Class A, 0.79%, 11/15/34, (1 mo. LIBOR US + 0.700%)(a)(b)	USD	14,512	14,503,177
Series 2018-BOP, Class A, 0.94%, 08/15/33, (1 mo. LIBOR US + 0.850%)(a)(b)	USD	6,609	6,605,229
Series 2018-SUN, Class A, 0.99%, 07/15/35 (Call 07/15/22), (1 mo. LIBOR US + 0.900%)(a)(b)	USD	19,045	19,038,955
Natixis Commercial Mortgage Securities Trust, Series 2018-RIVA, Class A, 0.84%, 02/15/33, (1 mo. LIBOR US + 0.750%)(a)(b)	USD	6,486	6,482,658
Taurus CMBS, 1.00%, 08/17/31 (Call 08/17/26), (SOFR + 0.95%)(b)(c)	GBP	7,159	9,809,865
Together Asset Backed Securitisation, 0.75%, 07/12/63 (Call 10/12/25)(b)(c)	GBP	3,369	4,611,154
TPGI Trust, Series 2021 DGWD, Class A, 0.79%, 06/15/26, (1 mo. LIBOR US + 0.700%)(a)(b)	USD	6,320	6,316,081
Wells Fargo Commercial Mortgage Trust, Series 2017-SMP, Class A, 0.97%, 12/15/34, (1 mo. LIBOR US + 0.750%)(a)(b)	USD	17,280	17,259,383
WFRBS Commercial Mortgage Trust
Series 2012-C6, Class AS, 3.84%, 04/15/45 (Call 02/15/22)	USD	12,986	13,044,002
Series 2012-C8, Class AFL, 1.09%, 08/15/45 (Call 03/15/22), (1 mo. LIBOR US + 1.000%)(a)(b)	USD	18,999	19,001,397

Total Collaterized Mortgage Obligations — 6.9% (Cost: $334,138,511)			333,630,814

Commercial Paper

AT&T Inc., 0.41%, 12/14/21(e)		$23,000	22,995,268
CIGNA Corp., 0.16%, 12/01/21(e)		25,000	24,996,425
Enel Finance America 0.23%, 02/22/22(e)		20,000	19,985,436
0.33%, 06/27/22(e)		13,800	13,769,421
0.36%, 07/08/22(e)		20,000	19,951,560
0.38%, 08/09/22(e)		16,000	15,952,414
0.41%, 04/22/22(e)		25,000	24,966,337
ENI Finance USA Inc., 0.30%, 04/13/22(e)		21,000	20,971,144
General Motors Financial Co. Inc., 0.34%, 12/14/21(e)		20,000	19,991,413
Viatris Inc. 0.40%, 12/30/21(e)		15,000	14,989,615
0.40%, 12/31/21(e)		20,000	19,985,895
Volkswagen Group America Finance LLC, 0.31%, 11/12/21(e)		22,000	21,997,322
VW CR Inc., 0.21%, 02/16/22(e)		15,000	14,990,513

Total Commercial Paper — 5.3% (Cost: $255,474,713)			255,542,763

Corporate Bonds & Notes

Aerospace & Defense — 0.3%
Boeing Co. (The), 2.13%, 03/01/22 (Call 02/01/22)(f)		9,550	9,587,536

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2021	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Aerospace & Defense (continued)
L3Harris Technologies Inc., 3.85%, 06/15/23 (Call 05/15/23)	$5,000	$5,241,365

		14,828,901

Agriculture — 0.2%
BAT Capital Corp., 1.00%, 08/15/22 (Call 07/15/22), (3 mo. LIBOR US + 0.880%)(b)	10,000	10,049,646

Auto Manufacturers — 7.9%
American Honda Finance Corp. 1.95%, 05/20/22(f)	15,023	15,155,617
2.20%, 06/27/22(f)	6,136	6,213,680
BMW Finance NV, 2.25%, 08/12/22(a)(f)	16,350	16,588,252
BMW U.S. Capital LLC, 0.43%, 08/12/24, (SOFR + 0.380%)(a)(b)	22,230	22,367,381
Daimler Finance North America LLC 0.75%, 03/01/24(a)(f)	9,005	8,966,930
1.01%, 02/22/22, (3 mo. LIBOR US + 0.880%)(a)(b)	24,623	24,681,516
2.55%, 08/15/22(a)(f)	19,691	20,019,355
Ford Motor Credit Co. LLC, 3.34%, 03/28/22 (Call 02/28/22)	10,000	10,057,000
General Motors Financial Co. Inc. 0.67%, 10/15/24, (SOFR + 0.620%)(b)	15,000	15,008,895
1.05%, 03/08/24(f)	20,000	19,957,056
3.45%, 04/10/22 (Call 02/10/22)	19,400	19,563,234
4.20%, 11/06/21(f)	44,465	44,482,823
Hyundai Capital America 0.80%, 04/03/23(a)(f)	17,710	17,703,436
1.00%, 09/17/24(a)	8,105	8,025,444
Nissan Motor Acceptance Co. LLC, 1.13%, 09/16/24(a)	10,520	10,436,810
Nissan Motor Acceptance Corp. 0.75%, 03/08/24, (3 mo. LIBOR US + 0.640%)(a)(b)	4,375	4,376,972
1.05%, 03/08/24(a)	12,515	12,432,306
Stellantis NV, 5.25%, 04/15/23	9,400	9,989,944
Volkswagen Group of America Finance LLC 0.75%, 11/23/22(a)	44,345	44,373,539
2.70%, 09/26/22(a)	2,145	2,187,061
2.90%, 05/13/22(a)	35,500	35,967,644
4.25%, 11/13/23(a)	13,000	13,864,314

		382,419,209

Banks — 23.2%
Banco Santander SA 0.70%, 06/30/24 (Call 06/30/23)(b)	21,200	21,135,188
1.24%, 04/12/23, (3 mo. LIBOR US + 1.120%)(b)	10,000	10,127,851
3.85%, 04/12/23	9,291	9,705,858
Bank of America Corp.
1.12%, 04/24/23 (Call 04/24/22), (3 mo. LIBOR US + 1.000%)(b)	12,500	12,553,760
1.29%, 01/20/23 (Call 01/20/22), (3 mo. LIBOR US + 1.160%)(b)	24,475	24,533,099
3.00%, 12/20/23 (Call 12/20/22), (3 mo. LIBOR US + 0.790%)(b)(f)	59,185	60,734,365
3.55%, 03/05/24 (Call 03/05/23)(b)	30,000	31,115,645
Banque Federative du Credit Mutuel SA, 2.13%, 11/21/22(a)	20,000	20,357,670
Barclays Bank PLC, 1.70%, 05/12/22 (Call 04/12/22)(f)	15,000	15,092,937
Barclays PLC
1.50%, 05/16/24 (Call 05/16/23), (3 mo. LIBOR US + 1.380%)(b)	41,000	41,641,951
1.55%, 02/15/23 (Call 02/15/22), (3 mo. LIBOR US + 1.430%)(b)	20,000	20,067,357

Security	Par (000)	Value

Banks (continued)
BPCE SA 1.35%, 09/12/23, (3 mo. LIBOR US + 1.240%)(a)(b)	$15,000	$15,264,393
3.00%, 05/22/22(a)	17,993	18,249,102
Canadian Imperial Bank of Commerce, 0.45%, 06/22/23	27,680	27,578,644
Citigroup Inc.
0.82%, 10/27/22 (Call 09/27/22), (3 mo. LIBOR US + 0.690%)(b)	10,000	10,053,784
2.31%, 11/04/22 (Call 11/04/21), (SOFR + 0.867%)(b)	10,000	10,000,898
2.70%, 10/27/22 (Call 09/27/22)	34,100	34,788,171
2.88%, 07/24/23 (Call 07/24/22), (3 mo. LIBOR US + 0.950%)(b)	10,000	10,162,064
2.90%, 12/08/21 (Call 11/08/21)	18,350	18,358,370
Citizens Bank N.A./Providence RI, 0.84%, 02/14/22 (Call 01/14/22), (3 mo. LIBOR US + 0.720%)(b)	30,000	30,029,828
Cooperatieve Rabobank UA, 0.99%, 09/26/23, (3 mo. LIBOR US + 0.860%)(a)(b)	10,000	10,123,682
Credit Suisse AG/New York NY, 0.52%, 08/09/23(f)	25,000	24,949,478
Credit Suisse Group AG 3.57%, 01/09/23 (Call 01/09/22)(a)	10,000	10,054,821
3.80%, 06/09/23	8,500	8,898,501
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 09/15/22	15,000	15,426,694
Danske Bank A/S 2.70%, 03/02/22(a)	15,000	15,112,605
5.00%, 01/12/22(a)	23,888	24,089,729
Federation des Caisses Desjardins du Quebec, 0.48%, 05/21/24, (SOFR + 0.430%)(a)(b)	20,000	20,036,000
Goldman Sachs Group Inc. (The) 0.52%, 03/08/23 (Call 03/08/22)	25,000	24,954,091
1.12%, 07/24/23 (Call 07/24/22), (3 mo. LIBOR US + 1.000%)(b)	5,000	5,024,535
1.72%, 11/29/23, (3 mo. LIBOR US + 1.600%)(b)	14,100	14,469,136
3.20%, 02/23/23 (Call 01/23/23)	7,583	7,812,000
0.48%, 01/27/23 (Call 01/27/22)	26,400	26,328,062
HSBC Holdings PLC 0.73%, 08/17/24 (Call 08/17/23)(b)	11,120	11,071,958
1.34%, 03/11/25 (Call 03/11/24), (3 mo. LIBOR US + 1.230%)(b)	13,000	13,241,228
3.60%, 05/25/23(f)	10,000	10,452,348
Huntington National Bank (The), 2.50%, 08/07/22 (Call 07/07/22)(f)	15,430	15,662,843
ING Groep NV, 1.28%, 03/29/22, (3 mo. LIBOR US + 1.150%)(b)	3,500	3,516,992
JPMorgan Chase & Co.
1.02%, 04/25/23 (Call 04/25/22), (3 mo. LIBOR US + 0.900%)(b)	9,175	9,212,929
2.78%, 04/25/23 (Call 04/25/22), (3 mo. LIBOR US + 0.935%)(b)(f)	16,000	16,173,121
3.25%, 09/23/22	5,000	5,129,461
3.56%, 04/23/24 (Call 04/23/23), (3 mo. LIBOR US + 0.730%)(b)	29,700	30,911,034
Lloyds Banking Group PLC, 2.86%, 03/17/23 (Call 03/17/22), (3 mo. LIBOR US + 1.2%)(b)(f)	32,000	32,274,462
Mitsubishi UFJ Financial Group Inc.
0.91%, 07/25/22, (3 mo. LIBOR US + 0.790%)(b)	3,250	3,265,250
2.62%, 07/18/22(f)	5,000	5,077,648
2.67%, 07/25/22(f)	5,000	5,081,350
3.00%, 02/22/22(f)	5,000	5,040,859

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Mizuho Financial Group Inc.
0.76%, 05/25/24 (Call 05/25/23), (3 mo. LIBOR US + 0.630%)(b)	$10,000	$10,059,368
0.91%, 03/05/23, (3 mo. LIBOR US + 0.790%)(b)	3,000	3,028,570
0.96%, 09/13/23 (Call 09/13/22), (3 mo. LIBOR US + 0.850%)(b)	25,000	25,157,799
3.55%, 03/05/23(f)	20,000	20,773,526
Morgan Stanley
0.53%, 01/25/24 (Call 01/25/23), (SOFR + 0.455%)(b)	20,000	19,957,916
1.52%, 10/24/23 (Call 10/24/22), (3 mo. LIBOR US + 1.400%)(b)	24,025	24,316,915
3.75%, 02/25/23(f)	25,000	26,013,460
MUFG Americas Holdings Corp., 3.50%, 06/18/22	2,885	2,942,548
National Bank of Canada, 0.54%, 08/06/24, (SOFR + 0.490%)(b)	8,695	8,719,259
Natwest Group PLC
1.59%, 05/15/23 (Call 05/15/22), (3 mo. LIBOR US + 1.470%)(b)	9,895	9,961,797
1.68%, 06/25/24 (Call 06/25/23), (3 mo. LIBOR US + 1.550%)(b)	3,000	3,060,520
3.50%, 05/15/23 (Call 05/15/22), (3 mo. LIBOR US + 1.48%(b)(f)	8,500	8,625,061
3.88%, 09/12/23	20,000	21,079,178
Santander Holdings USA Inc., 4.45%, 12/03/21 (Call 11/29/21)	1,278	1,281,658
Skandinaviska Enskilda Banken AB, 0.76%, 12/12/22, (3 mo. LIBOR US + 0.645%)(a)(b)	15,000	15,086,246
Sumitomo Mitsui Financial Group Inc. 0.92%, 10/16/23, (3 mo. LIBOR US + 0.800%)(b)	4,000	4,049,282
2.78%, 07/12/22(f)	5,000	5,084,534
UBS AG/London 0.50%, 08/09/24, (SOFR + 0.450%)(a)(b)	15,725	15,808,500
1.75%, 04/21/22 (Call 03/21/22)(a)(f)	12,680	12,744,832
UBS Group AG
1.35%, 05/23/23 (Call 05/23/22), (3 mo. LIBOR US + 1.220%)(a)(b)	20,000	20,124,818
3.49%, 05/23/23 (Call 05/23/22)(a)(f)	20,000	20,315,351
UniCredit SpA, 3.75%, 04/12/22(a)	17,595	17,835,954
Wells Fargo & Co., 1.36%, 10/31/23 (Call 10/31/22), (3 mo. LIBOR US + 1.230%)(b)	14,250	14,408,036

		1,125,376,880

Beverages — 0.2%
Keurig Dr Pepper Inc., 0.75%, 03/15/24 (Call 03/15/22)(f)	11,955	11,900,235

Biotechnology — 0.7%
Gilead Sciences Inc., 0.75%, 09/29/23 (Call 11/09/21)	34,250	34,178,127

Building Materials — 0.2%
Martin Marietta Materials Inc., 0.65%, 07/15/23 (Call 07/15/22)(f)	8,800	8,798,163

Chemicals — 0.4%
DuPont de Nemours Inc., 4.21%, 11/15/23 (Call 10/15/23)(f)	2,000	2,132,032
International Flavors & Fragrances Inc. 0.70%, 09/15/22(a)(f)	5,500	5,504,593
3.20%, 05/01/23 (Call 02/01/23)(f)	9,000	9,271,732

Security	Par (000)	Value

Chemicals (continued)
Sherwin-Williams Co. (The), 2.75%, 06/01/22 (Call 05/01/22)	$1,254	$1,267,339

		18,175,696

Computers — 1.0%
Dell International LLC/EMC Corp., 5.45%, 06/15/23 (Call 04/15/23)	39,100	41,637,229
International Business Machines Corp., 2.85%, 05/13/22	7,500	7,603,439

		49,240,668

Diversified Financial Services — 5.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.15%, 10/29/23(f)	35,000	34,999,512
Air Lease Corp.
0.47%, 12/15/22, (3 mo. LIBOR US + 0.350%)(b)(f)	28,600	28,603,709
0.70%, 02/15/24 (Call 01/15/24)(f)	4,940	4,883,757
3.88%, 07/03/23 (Call 06/03/23)	6,138	6,418,268
Ally Financial Inc., 4.13%, 02/13/22(f)	25,510	25,775,061
American Express Co.
0.77%, 02/27/23 (Call 01/27/23), (3 mo. LIBOR US + 0.650%)(b)	4,000	4,024,816
2.50%, 08/01/22 (Call 07/01/22)	15,000	15,202,570
3.40%, 02/27/23 (Call 01/27/23)	22,632	23,425,675
Aviation Capital Group LLC, 3.88%, 05/01/23 (Call 04/01/23)(a)	20,340	21,137,844
Capital One Bank USA N.A., 2.01%, 01/27/23 (Call 01/27/22), (SOFR + 0.62%)(b)	10,000	10,034,999
Capital One Financial Corp.
1.07%, 03/09/22 (Call 02/09/22), (3 mo. LIBOR US + 0.950%)(b)	24,635	24,690,177
2.60%, 05/11/23 (Call 04/11/23)(f)	14,250	14,646,235
3.20%, 01/30/23 (Call 12/30/22)(f)	10,000	10,304,777
Charles Schwab Corp. (The), 0.55%, 03/18/24 (Call 02/18/24), (SOFR + 0.500%)(b)	34,625	34,755,814
International Lease Finance Corp., 5.88%, 08/15/22	22,025	22,936,602

		281,839,816

Electric — 3.2%
Dominion Energy Inc., Series D, 0.65%, 09/15/23 (Call 11/19/21), (3 mo. LIBOR US + 0.530%)(b)	11,125	11,127,822
Duke Energy Corp., 0.30%, 06/10/23, (SOFR + 0.250%)(b)	13,865	13,867,204
NextEra Energy Capital Holdings Inc.
0.40%, 02/22/23 (Call 11/29/21), (3 mo. LIBOR US + 0.270%)(b)	26,954	26,955,056
0.59%, 03/01/23, (SOFR + 0.540%)(b)	5,580	5,601,762
0.65%, 03/01/23(f)	24,795	24,822,884
1.00%, 11/03/23 (Call 05/03/22), (SOFR + 0.400%)(b)	24,300	24,313,851
2.90%, 04/01/22(f)	13,665	13,805,987
Pacific Gas and Electric Co., 1.50%, 11/15/21, (3 mo. LIBOR US + 1.375%)(b)	10,865	10,866,007
Southern California Edison Co., 0.70%, 04/03/23	26,380	26,354,119

		157,714,692

Food — 0.4%
General Mills Inc. 1.13%, 10/17/23, (3 mo. LIBOR US + 1.010%)(b)	2,696	2,746,794
2.60%, 10/12/22 (Call 09/12/22)	9,135	9,299,217
Tyson Foods Inc., 4.50%, 06/15/22 (Call 03/15/22)(f)	7,930	8,051,716

		20,097,727

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2021	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Gas — 0.6%
Atmos Energy Corp., 0.63%, 03/09/23 (Call 11/15/21)	$7,875	$7,871,117
ONE Gas Inc., 0.85%, 03/11/23 (Call 11/29/21)	20,000	20,005,369

		27,876,486

Health Care - Products — 0.3%
Thermo Fisher Scientific Inc., 0.58%, 10/18/24 (Call 10/18/22), (SOFR + 0.530%)(b)	12,850	12,869,162

Health Care - Services — 0.9%
Anthem Inc., 3.13%, 05/15/22	27,841	28,245,938
Humana Inc., 0.65%, 08/03/23 (Call 02/03/22)(f)	13,100	13,085,972

		41,331,910

Household Products & Wares — 0.2%
Avery Dennison Corp., 0.85%, 08/15/24 (Call 08/15/22)(f)	10,440	10,369,592

Machinery — 0.3%
Caterpillar Financial Services Corp., 0.63%, 05/15/23, (3 mo. LIBOR US + 0.510%)(b)	9,700	9,752,457
Rockwell Automation Inc., 0.35%, 08/15/23 (Call 08/15/22)(f)	3,870	3,861,042

		13,613,499

Manufacturing — 0.2%
Carlisle Companies Inc., 0.55%, 09/01/23 (Call 09/01/22)	9,115	9,080,668

Media — 1.9%
Charter Communications Operating LLC/Charter Communications Operating Capital 1.78%, 02/01/24 (Call 01/01/24), (3 mo. LIBOR US + 1.650%)(b)	18,300	18,754,557
4.46%, 07/23/22 (Call 05/23/22)	74,455	75,970,792

		94,725,349

Oil & Gas — 0.4%
Phillips 66, 0.90%, 02/15/24 (Call 11/29/21)	19,550	19,499,521

Pharmaceuticals — 5.6%
AbbVie Inc. 2.15%, 11/19/21	24,400	24,420,910
2.30%, 11/21/22	10,000	10,173,203
2.90%, 11/06/22(f)	35,000	35,795,502
3.45%, 03/15/22 (Call 01/15/22)(f)	34,625	34,838,136
Bayer U.S. Finance II LLC
1.13%, 12/15/23 (Call 11/15/23), (3 mo. LIBOR US + 1.010%)(a)(b)	32,500	32,923,168
3.88%, 12/15/23 (Call 11/15/23)(a)	15,000	15,835,926
Bristol-Myers Squibb Co., 2.60%, 05/16/22(f)	10,400	10,531,064
Cigna Corp., 0.61%, 03/15/24 (Call 03/15/22)	9,510	9,449,178
CVS Health Corp. 2.75%, 12/01/22 (Call 09/01/22)	15,000	15,271,787
3.50%, 07/20/22 (Call 05/20/22)	33,590	34,128,068
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/23 (Call 07/23/23)(f)	24,550	25,440,332
Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23 (Call 10/26/23)	20,000	21,405,111

		270,212,385

Pipelines — 1.7%
Enbridge Inc.
0.45%, 02/17/23, (SOFR + 0.400%)(b)	3,130	3,136,032
0.55%, 10/04/23(f)	2,805	2,796,723
4.00%, 10/01/23 (Call 07/01/23)	6,000	6,310,236

Security	Par (000)	Value

Pipelines (continued)
Energy Transfer LP 3.45%, 01/15/23 (Call 10/15/22)(f)	$10,000	$10,233,198
3.60%, 02/01/23 (Call 11/01/22)(f)	6,400	6,573,664
4.25%, 03/15/23 (Call 12/15/22)	8,250	8,552,698
Williams Companies Inc. (The), 3.60%, 03/15/22 (Call 01/15/22)	43,799	44,069,341

		81,671,892

Retail — 0.7%
7-Eleven Inc., 0.63%, 02/10/23 (Call 02/10/22)(a)(f)	34,250	34,192,391

Semiconductors — 0.1%
Analog Devices Inc., 0.30%, 10/01/24, (SOFR + 0.250%)(b)	5,025	5,030,106

Software — 1.6%
Fidelity National Information Services Inc., 0.38%, 03/01/23	32,759	32,655,235
Fiserv Inc., 3.80%, 10/01/23 (Call 09/01/23)	4,000	4,219,620
Oracle Corp., 2.40%, 09/15/23 (Call 07/15/23)	8,000	8,220,843
VMware Inc., 0.60%, 08/15/23(f)	34,000	33,933,601

		79,029,299

Telecommunications — 1.2%
AT&T Inc.
0.69%, 03/25/24 (Call 03/25/22), (SOFR + 0.640%)(b)	22,000	22,020,731
1.29%, 06/12/24, (3 mo. LIBOR US + 1.180%)(b)	15,000	15,323,997
Verizon Communications Inc.
0.55%, 03/22/24, (SOFR + 0.500%)(b)	12,565	12,625,563
1.22%, 05/15/25 (Call 03/15/25), (3 mo. LIBOR US + 1.100%)(b)	10,000	10,221,280

		60,191,571

Transportation — 0.6%
Ryder System Inc. 2.80%, 03/01/22 (Call 02/01/22)(f)	5,000	5,030,326
3.65%, 03/18/24 (Call 02/18/24)(f)	19,250	20,443,967
3.88%, 12/01/23 (Call 11/01/23)	5,000	5,302,439

		30,776,732

Trucking & Leasing — 0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp. 2.70%, 03/14/23 (Call 02/14/23)(a)	10,000	10,242,240
4.88%, 07/11/22(a)	4,901	5,045,554

		15,287,794

Total Corporate Bonds & Notes — 60.1% (Cost: $2,919,855,529)		2,920,378,117

Repurchase Agreements(b)(g)

Goldman Sachs & Co., 0.57%, 11/01/21 (Purchased on 10/29/21 to be repurchased at $125,005,938, collateralized by non-agency mortgage-backed security, 0.30% to 7.75%, due 09/30/22 to 01/25/41, par and fair value of $154,034,408 and $131,250,000, respectively) (Call 11/27/21)	125,000	125,000,000

Total Repurchase Agreements — 2.6% (Cost: $125,000,000)		125,000,000

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Money Market Funds

BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(h)(i)(j)	49,864	$49,889,059
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(h)(i)	208,310	208,310,000

Total Money Market Funds — 5.3% (Cost: $258,190,345)		258,199,059

Total Investments in Securities — 101.2% (Cost: $4,908,200,956)		4,911,869,690

Other Assets, Less Liabilities — (1.2)%		(57,669,658)

Net Assets — 100.0%		$4,854,200,032

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rates are discount rates or a range of discount rates as of period end.
(f)	All or a portion of this security is on loan.
(g)	Maturity date represents next reset date.
(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$27,236,958	$22,659,842	(a)	$—	$(5,160)	$(2,581)	$49,889,059	49,864	$69,595	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	66,830,000	141,480,000	(a)	—	—	—	208,310,000	208,310	63,163		—

					$(5,160)	$(2,581)	$258,199,059		$132,758		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2021	BlackRock Short Maturity Bond ETF

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	13,115,162	EUR	11,333,000	BBP	12/15/21	$637
USD	22,443,996	EUR	19,131,000	SSB	12/15/21	305,642
USD	4,649,842	GBP	3,369,000	GS	12/15/21	38,506
USD	28,324,931	GBP	20,536,000	SSB	12/15/21	216,180

						560,965

USD	15,767,795	GBP	11,585,000	SSB	12/15/21	(89,230)

	Net unrealized appreciation					$471,735

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$560,965

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$89,230

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$(3,524,633)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$1,145,432

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts sold — in USD	$43,550,635

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$560,965	$89,230

Total derivative assets and liabilities in the Statement of Assets and Liabilities	560,965	89,230
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	560,965	89,230

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Short Maturity Bond ETF

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)(c)

Barclays Bank PLC Wholesale	$637	$—	$—	$—	$637
Goldman Sachs & Co.	38,506	—	—	—	38,506
State Street Bank and Trust Co.	521,822	(89,230)	—	—	432,592

	$560,965	$(89,230)	$—	$—	$471,735

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities

State Street Bank and Trust Co.	$89,230	$(89,230)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Asset-Backed Securities	$—	$963,967,893	$2,050,000	$966,017,893
Certificates of Deposit	—	53,101,044	—	53,101,044
Collaterized Mortgage Obligations	—	333,630,814	—	333,630,814
Commercial Paper	—	255,542,763	—	255,542,763
Corporate Bonds & Notes	—	2,920,378,117	—	2,920,378,117
Repurchase Agreements	—	125,000,000	—	125,000,000
Money Market Funds	258,199,059	—	—	258,199,059

	$258,199,059	$4,651,620,631	$2,050,000	$4,911,869,690

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$560,965	$—	$560,965
Liabilities
Forward Foreign Currency Exchange Contracts	—	(89,230)	—	(89,230)

	$—	$471,735	$—	$471,735

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments October 31, 2021	BlackRock Short Maturity Municipal Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 3.6%
Black Belt Energy Gas District RB 4.00%, 12/01/21	$485	$486,404
4.00%, 06/01/22	170	173,536
4.00%, 12/01/22	240	249,236
4.00%, 06/01/23	240	253,360
4.00%, 12/01/24	1,250	1,378,989
Series A, VRDN, 4.00%, 08/01/47 (Put 07/01/22)(a)(b)	4,000	4,079,904
Lower Alabama Gas District (The) RB, 4.00%, 12/01/21	200	200,586
Southeast Alabama Gas Supply District (The) RB, Series A, 4.00%, 06/01/22	1,500	1,532,053
Southeast Energy Authority A Cooperative District RB
Series A, 4.00%, 10/01/22	355	367,022
Series A, 4.00%, 10/01/23	450	480,921
Series B, 4.00%, 06/01/24	1,200	1,309,680

		10,511,691

Alaska — 0.1%
Alaska Municipal Bond Bank Authority RB, 5.00%, 12/01/21	400	401,477

California — 0.7%
California County Tobacco Securitization Agency RB, Series A, 4.00%, 06/01/22	545	556,050
State of California GO, 5.00%, 12/01/24	1,190	1,357,458

		1,913,508

Colorado — 0.1%
City & County of Denver Co. Airport System Revenue RB, Series A, 5.00%, 11/15/23	250	273,515

Connecticut — 2.2%
Connecticut State Health & Educational Facilities Authority RB, 4.00%, 07/01/22	500	510,814
State of Connecticut GO
Series A, 3.00%, 01/15/23	2,000	2,064,320
Series C, VRDN, 0.07%, 05/15/34 (Put 11/05/21)(a)(b)	1,920	1,920,000
Series C, 3.00%, 06/01/22	900	914,333
Series C, 5.00%, 07/15/22	900	929,938
State of Connecticut Special Tax Revenue ST, Series A, 5.00%, 05/01/22	200	204,803

		6,544,208

District of Columbia — 3.5%
District of Columbia RB, 0.12%, 04/01/38 (Put 11/05/21)(a)(b)	2,890	2,890,000
Metropolitan Washington Airports Authority RB, 5.00%, 10/01/22	1,200	1,251,144
Tender Option Bond Trust Receipts/Certificates RB, Series 2019, 0.10%, 10/01/53 (Put 10/01/29)(a)(b)(c)	6,135	6,135,000

		10,276,144

Florida — 2.5%
Alachua County Health Facilities Authority RB, 5.00%, 12/01/21	390	391,515
County of Miami-Dade FL Aviation Revenue RB, Series A, 5.00%, 10/01/23	2,500	2,721,357
County of Palm Beach FL RB, 0.07%, 07/01/32 (Put 11/01/21)(a)(b)	2,800	2,800,000
Miami-Dade County Industrial Development Authority RB, 0.40%, 08/01/23	1,000	996,967
Tender Option Bond Trust Receipts/Certificates RB, Series 2020, 0.09%, 07/01/49 (Put 11/08/21)(a)(b)(c)	500	500,000

		7,409,839

Security	Par (000)	Value

Georgia — 9.1%
Atlanta Urban Residential Finance Authority RB, 1.36%, 12/01/22 (Put 12/01/21)(a)(b)	$2,000	$2,001,648
Bartow County Development Authority RB, 1.55%, 08/01/43 (Put 08/19/22)(a)(b)	2,000	2,018,132
Burke County Development Authority RB, 2.25%, 10/01/32 (Put 05/25/23)(a)(b)	2,000	2,053,526
Main Street Natural Gas Inc. RB
Series A, VRDN, 4.00%, 04/01/48 (Put 06/01/23)(a)(b)	5,685	6,026,731
Series D, VRDN, 0.89%, 08/01/48 (Put 09/01/23)(a)(b)	5,000	5,057,415
Monroe County Development Authority RB, 0.08%, 06/01/49(a)(b)	3,700	3,700,000
Municipal Electric Authority of Georgia RB
5.00%, 01/01/22	3,000	3,023,094
Series B, VRDN, 0.06%, 01/01/48 (Put 11/05/21)(a)(b)	1,000	1,000,000
Tender Option Bond Trust Receipts/Certificates RB, Series 2019, 0.10%, 01/01/44 (Put 07/01/28) (AGM)(a)(b)(c)	1,700	1,700,000

		26,580,546

Illinois — 2.4%
Illinois Development Finance Authority RB
VRDN, 0.05%, 02/01/33 (Put 11/05/21)(a)(b)	2,000	2,000,000
VRDN, 0.06%, 06/01/29 (Put 11/05/21)(a)(b)	1,100	1,100,000
Tender Option Bond Trust Receipts/Certificates GO, Series 2015, 0.09%, 03/01/33 (Put 11/05/21)(a)(b)(c)	4,000	4,000,000

		7,100,000

Indiana — 2.8%
City of Rockport IN RB, Series B, 1.35%, 07/01/25 (Put 09/01/22)(a)(b)	2,250	2,262,157
Indiana Finance Authority RB
Series A1, VRDN, 0.07%, 02/01/35 (Put 11/05/21)(a)(b)	2,500	2,500,000
Series B, VRDN, 0.03%, 11/01/39 (a)(b)	1,400	1,400,000
Indianapolis Local Public Improvement Bond Bank RB, Series A, 5.00%, 06/01/23	1,800	1,928,669

		8,090,826

Iowa — 3.2%
Iowa Finance Authority RB, 0.09%, 04/01/22 (Put 11/05/21)(a)(b)	9,405	9,405,000

Kansas — 2.4%
City of Burlington KS RB
Series A, VRDN, 0.15%, 09/01/35 (Put 11/05/21)(a)(b)	4,000	4,000,000
Series B, VRDN, 0.15%, 09/01/35 (Put 11/05/21)(a)(b)	3,000	3,000,000

		7,000,000

Kentucky — 7.9%
County of Meade KY RB
0.06%, 08/01/61 (a)(b)	10,000	9,999,891
VRDN, 0.06%, 08/01/61 (a)(b)	2,500	2,500,000
Kentucky Public Energy Authority RB, Series A, 4.00%, 04/01/48 (Put 04/01/24)(a)(b)	3,930	4,231,647
Kentucky State Property & Building Commission RB, Series A, 5.00%, 11/01/22	1,000	1,047,204
Louisville/Jefferson County Metropolitan Government RB, 0.07%, 06/01/33 (Put 11/05/21)(a)(b)	5,000	5,000,000
Tender Option Bond Trust Receipts/Certificates RB, Series 2018, 0.08%, 12/01/41 (Put 12/01/27) (AGM)(a)(b)(c)	500	500,000

		23,278,742

Louisiana — 2.0%
Consolidated Govt of the City of Baton Rouge & Parish of E Baton Rouge Sales Tax RB, 5.00%, 08/01/22 (AGM)	465	481,018

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Short Maturity Municipal Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Louisiana Offshore Terminal Authority RB, 1.65%, 09/01/27 (Put 12/01/23)(a)(b)	$400	$407,875
Louisiana Stadium & Exposition District RB, 4.00%, 07/03/23 (Call 04/01/23)	2,325	2,441,413
Parish of St Charles LA RB, 4.00%, 12/01/40 (Put 06/01/22)(a)(b)	2,345	2,393,781

		5,724,087

Massachusetts — 0.7%
Massachusetts Housing Finance Agency RB
Series A, 0.30%, 12/01/23 (Call 06/01/22)	1,000	999,493
Series A, 0.40%, 06/01/24 (Call 06/01/23)	1,000	999,761

		1,999,254

Michigan — 1.4%
Michigan Finance Authority RB
VRDN, 0.40%, 10/15/23	665	666,227
5.00%, 11/01/22	240	251,014
5.00%, 12/01/22	1,390	1,461,311
Series A, 4.00%, 06/01/22	1,000	1,020,502
Wayne-Westland Community Schools GO, 4.00%, 11/01/21 (Q-SBLF)	780	780,160

		4,179,214

Mississippi — 3.4%
Mississippi Business Finance Corp. RB, Series A, 0.06%, 12/01/30 (Put 11/01/21)(a)(b)	10,000	10,000,000

Missouri — 0.9%
City of Washington MO COP, 5.00%, 03/01/22	350	355,438
County of Greene MO COP, Series A, 3.00%, 03/01/23	350	362,196
RBC Municipal Products Inc. Trust RB, Series C, 0.11%, 09/01/39 (Put 11/05/21)(a)(b)(c)	2,000	2,000,000

		2,717,634

Nebraska — 0.4%
Central Plains Energy Project RB, 5.00%, 03/01/50 (Put 10/01/23)(a)(b)	1,000	1,089,235
Douglas County Hospital Authority No. 2 RB, 5.00%, 11/15/21	120	120,203

		1,209,438

Nevada — 0.8%
County of Clark Department of Aviation RB, 5.00%, 07/01/22 .	2,165	2,233,578

New Jersey — 16.1%
Borough of Park Ridge NJ GO, 1.00%, 04/29/22	800	802,344
Jersey City Municipal Utilities Authority RB, 3.00%, 07/01/22	4,000	4,072,004
New Jersey Economic Development Authority RB 5.00%, 06/15/22	200	205,726
5.25%, 09/01/24 (c)	7,600	8,576,045
Series A, 4.00%, 07/01/22	2,000	2,047,220
Series AAA, 5.00%, 06/15/22	1,000	1,028,629
Series B, 5.00%, 11/01/23 (SAP)	1,450	1,580,555
Series B, 5.00%, 11/01/24	1,010	1,141,061
Series NN, 5.00%, 03/01/22	3,875	3,934,539
Series NN, 5.00%, 03/01/23	1,000	1,060,653
Series UU, 5.00%, 06/15/22	2,000	2,057,258
Series UU, 5.00%, 06/15/23	1,575	1,690,660
New Jersey Health Care Facilities Financing Authority RB, 5.00%, 10/01/23	1,500	1,629,473
New Jersey Transportation Trust Fund Authority RB
Series A, 5.00%, 06/15/22	220	226,357
Series A, 5.00%, 06/15/22	750	771,670

Security	Par (000)	Value

New Jersey (continued)
Series A, 5.00%, 06/15/24	$1,575	$1,757,571
Series A, 5.50%, 12/15/21	425	427,617
Series A, 5.50%, 12/15/22	1,430	1,511,447
Series A, 5.50%, 12/15/22 (AGM-CR)	190	201,141
Series A, 5.50%, 12/15/23	155	171,351
Series B, 5.25%, 12/15/22 (AMBAC)	910	959,271
Series B, 5.50%, 12/15/21 (NPFGC)	2,475	2,490,805
Series D, 5.00%, 12/15/23	470	514,627
Series D, 5.25%, 12/15/23	1,275	1,402,319
State of New Jersey GO, Series A, 4.00%, 06/01/23	1,290	1,361,465
Tobacco Settlement Financing Corp. RB, Series A, 5.00%, 06/01/22	3,000	3,075,384
Township of Deptford NJ RB, Series A, 1.00%, 07/13/22	1,478	1,485,724
Township of Evesham NJ GO, 1.00%, 06/14/22	988	991,734

		47,174,650

New Mexico — 0.2%
New Mexico Municipal Energy Acquisition Authority RB, Series A, 4.00%, 05/01/22	600	610,789

New York — 10.4%
Albany Industrial Development Agency RB, Series A, 0.16%, 07/01/32 (Put 11/04/21)(a)(b)	900	900,000
Amherst Development Corp. RB, Series A, 0.15%, 02/01/35 (Put 11/05/21)(a)(b)	1,730	1,730,000
Monroe County Industrial Development Corp./NY RB, 5.00%, 12/01/21	575	577,047
Nassau Health Care Corp. RB, Series C, 5.00%, 08/01/23 (GTD)	1,425	1,539,262
New York City Housing Development Corp. RB, 0.45%, 11/01/25 (FHA)	1,560	1,548,949
New York City Transitional Finance Authority Future Tax Secured Revenue RB, Series A4, 0.04%, 08/01/39(a)(b)	9,400	9,400,000
New York City Water & Sewer System RB
VRDN, 0.04%, 06/15/50 (a)(b)	2,000	2,000,000
Series AA1, VRDN, 0.03%, 06/15/50 (a)(b)	4,200	4,200,000
New York Transportation Development Corp. RB
5.00%, 12/01/22	495	517,768
Series A, 5.00%, 12/01/23	1,250	1,358,190
Tender Option Bond Trust Receipts/Certificates GO, Series 2020, 0.08%, 09/01/26 (Put 11/05/21)(a)(b)(c)	2,195	2,195,000
Tender Option Bond Trust Receipts/Certificates RB, Series 2020, 0.07%, 07/01/50 (Put 07/01/30)(a)(b)(c)	2,000	2,000,000
Town of Newburgh NY GOL, 1.00%, 05/18/22	820	822,709
Town of Oyster Bay NY GOL, 4.00%, 03/01/23	425	444,922
Village of Kings Point NY RB, 1.00%, 07/22/22	1,300	1,306,897

		30,540,744

North Carolina — 3.5%
North Carolina Capital Facilities Finance Agency RB,
Series A, 0.15%, 07/01/34 (Put 12/01/21)(a)(b)	10,000	10,000,000
North Carolina Turnpike Authority RB, 5.00%, 01/01/22	215	216,541

		10,216,541

North Dakota — 2.7%
North Dakota Housing Finance Agency RB, 0.06%, 07/01/36 (Put 11/05/21)(a)(b)	7,915	7,915,000

Ohio — 2.2%
City of Cleveland OH GOL
Series A, 2.00%, 12/01/21	300	300,429
Series A, 2.00%, 12/01/22	300	305,626

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2021	BlackRock Short Maturity Municipal Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
Ohio Higher Educational Facility Commission RB, Series B-1, 0.05%, 01/01/39 (Put 11/08/21)(a)(b)	$5,975	$5,975,000

		6,581,055

Pennsylvania — 4.5%
Allegheny County Hospital Development Authority RB, Series A, 5.00%, 04/01/22	2,000	2,038,050
Connellsville Area School District GOL, 4.00%, 08/15/22 (BAM SAW)	500	514,532
DuBois Area School District GOL, Series B, 3.00%, 11/01/21 (BAM SAW)	175	175,026
Ephrata Area School District GO, 3.00%, 03/01/24	1,000	1,060,360
Geisinger Authority RB, 5.00%, 04/01/22	2,000	2,039,440
Muhlenberg School District GOL, 4.00%, 05/15/22 (SAW)	700	713,953
Pennsylvania Economic Development Financing Authority RB
VRDN, 0.18%, 12/01/37 (Put 11/05/21)(a)(b)	3,000	3,000,000
Series A, 2.15%, 11/01/21	1,000	1,000,101
Pennsylvania Housing Finance Agency RB
5.00%, 10/01/25	500	582,035
Series 133, 5.00%, 10/01/22	380	395,620
Philadelphia Gas Works Co. RB, Series A, 5.00%, 08/01/22	1,315	1,361,613
Southeastern Pennsylvania Transportation Authority RB, 5.00%, 06/01/22	360	370,005

		13,250,735

Puerto Rico — 1.1%
Puerto Rico Housing Finance Authority RB, 5.00%, 12/01/22	3,000	3,141,423

South Carolina — 0.3%
South Carolina Public Service Authority RB, Series A, 0.09%, 01/01/36 (Put 11/05/21)(a)(b)	900	900,000

Tennessee — 0.7%
Metropolitan Government Nashville & Davidson County Health & Educational Facility RB, 5.00%, 05/01/22	535	547,559
Tennergy Corp./TN
Series A, 4.00%, 09/01/22	335	345,095
Series A, 4.00%, 03/01/23	375	392,928
Series A, 4.00%, 09/01/23	320	340,799
Tennessee Energy Acquisition Corp. RB, Series A, 5.00%, 11/01/23	250	272,452

		1,898,833

Texas — 7.9%
Harris County Cultural Education Facilities Finance Corp. RB, 5.00%, 06/01/32 (Put 09/01/22)(a)(b)	4,000	4,203,181

Security	Par (000)	Value

Texas (continued)
North East Independent School District/TX GO, 0.23%, 12/16/21(d)	$8,900	$8,900,109
Port of Arthur Navigation District Industrial Development Corp. RB, 0.09%, 06/01/41 (Put 11/01/21)(a)(b)	2,000	2,000,000
State of Texas GO
Series A, VRDN, 0.06%, 06/01/44 (Put 11/01/21)(a)(b)	410	410,000
Series A, VRDN, 0.06%, 06/01/45 (Put 11/05/21)(a)(b)	2,910	2,910,000
Tender Option Bond Trust Receipts/Certificates RB, Series 2019, 0.11%, 06/15/27 (Put 11/05/21)(a)(b)(c)	1,500	1,500,000
Texas Municipal Gas Acquisition & Supply Corp. III RB
5.00%, 12/15/22	2,000	2,101,356
5.00%, 12/15/23	1,150	1,258,544

		23,283,190

Washington — 0.1%
King County Housing Authority RB, 3.00%, 06/01/22	250	253,619

Wisconsin — 0.5%
Public Finance Authority RB
5.00%, 01/01/22	200	201,499
5.00%, 06/01/22	175	179,802
Wisconsin Housing & Economic Development Authority RB, Series B, 0.05%, 03/01/41 (Put 11/05/21)(a)(b)	1,000	1,000,000

		1,381,301

Total Municipal Debt Obligations — 100.3% (Cost $293,587,118)		293,996,581

Total Investments in Securities — 100.3% (Cost: $293,587,118)		293,996,581

Other Assets, Less Liabilities — (0.3)%		(827,580)

Net Assets — 100.0%		$293,169,001

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Rates are discount rates or a range of discount rates as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of

1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds: MuniCash(a)	$117,575	$—	$(116,312	)(b)	$(1,263)	—	$—	—	$507	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Short Maturity Municipal Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Municipal Debt Obligations	$—	$293,996,581	$—	$293,996,581

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments October 31, 2021	BlackRock Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
CarMax Auto Owner Trust
Series 2020-1, Class A2, 1.87%, 04/17/23 (Call 10/15/23)	$120	$119,837
Series 2020-3, Class A2A, 0.49%, 06/15/23 (Call 11/15/23)	1,288	1,288,192
Series 2020-3, Class A2B, 0.34%, 06/15/23 (Call 11/15/23), (1 mo. LIBOR US + 0.250%)(a)	364	364,337
Series 20-4, Class A2A, 0.31%, 01/16/24 (Call 04/15/24) .	7,186	7,188,375
Ford Credit Auto Lease Trust
0.24%, 04/15/24 (Call 01/15/24)	8,670	8,654,340
Series 2020-B, Class A2A, 0.50%, 12/15/22 (Call 01/15/23)	2,878	2,878,934
Ford Credit Auto Owner Trust, Series 2020-B, Class A2, 0.50%, 02/15/23 (Call 11/15/23)	596	596,431
Honda Auto Receivables Owner Trust
Series 2020-2, Class A2, 0.74%, 11/15/22 (Call 07/15/23)	393	392,967
Series 20-3, Class A2, 0.27%, 02/21/23 (Call 09/18/23)	5,020	5,021,191
Hyundai Auto Lease Securitization Trust, 0.24%, 01/16/24 (Call 03/15/24)(b)	17,150	17,128,118

Total Asset-Backed Securities — 0.7% (Cost: $43,663,869)		43,632,722

Certificates of Deposit
Banco Santander SA
0.18%, 12/03/21	10,000	10,000,680
0.28%, 11/08/21	25,000	25,001,081
Bank of America N.A., 0.21%, 07/08/22	3,250	3,249,825
Bank of Montreal/Chicago IL, 0.22%, 11/18/21, (3 mo. LIBOR US + 0.100%)(a)	5,000	5,000,389
Barclays Bank PLC 0.24%, 04/08/22	13,000	13,004,348
0.27%, 03/03/22	17,000	17,007,541
0.30%, 11/10/21	5,000	5,000,343
0.30%, 03/30/22	10,000	10,006,191
0.31%, 04/19/22	10,000	10,006,239
0.33%, 02/01/22	10,000	10,005,214
0.36%, 12/31/21	15,250	15,256,608
Bayerische Landesbank/New York
0.29%, 01/27/23, (3 mo. LIBOR US + 0.160%)(a)	22,500	22,502,962
0.59%, 02/03/22, (3 mo. LIBOR US + 0.470%)(a)	20,000	20,018,968
0.90%, 06/27/23	15,000	15,129,423
BNP Paribas NY, 0.20%, 09/08/22	35,000	34,974,705
Canadian Imperial Bank of Commerce/New York
0.18%, 11/08/21, (3 mo. LIBOR US + 0.100%)(a)	5,000	5,000,113
0.21%, 12/13/21, (3 mo. LIBOR US + 0.1000%)(a)	3,000	3,000,550
Credit Agricole Corporate and Investment Bank/New York, 0.45%, 11/15/21, (SOFR + 0.400%)(a)	6,500	6,500,705
Credit Industriel et Commercial, 0.01%, 02/22/22	22,000	21,988,380
Credit Industriel et Commercial/New York, 0.17%, 05/06/22, (3 mo. LIBOR US + 0.5000%)(a)	7,000	7,000,702
Credit Suisse AG/New York NY
0.28%, 04/08/22, (SOFR + 0.220%)(a)	5,000	5,002,815
0.30%, 12/29/21	4,000	4,001,144
0.34%, 11/01/21	20,000	20,000,366
0.34%, 11/16/21, (SOFR + 0.300%)(a)	8,000	8,001,000
0.50%, 10/28/22	15,000	14,987,701
Deutsche Bank AG, 0.36%, 11/19/21	54,000	54,006,922
HSBC Bank USA N.A., 0.38%, 11/17/21	8,000	8,001,220

Security	Par (000)	Value

Kookmin Bank/New York
0.30%, 10/24/22, (3 mo. LIBOR US + 0.170%)(a)	$5,000	$4,999,899
0.32%, 02/07/22, (1 mo. LIBOR US + 0.230%)(a)	10,000	10,002,963
0.34%, 02/07/22, (1 mo. LIBOR US + 0.250%)(a)	4,500	4,501,592
1.00%, 11/03/22	11,000	11,000,000
Landesbank Baden-Wuerttemberg, 0.34%, 10/21/22	10,000	9,998,813
Lloyds Bank Corp., 0.23%, 08/17/22	6,700	6,696,306
Lloyds Bank Corporate Markets PLC, 0.23%, 06/30/22	15,000	15,000,490
Mizuho Bank Ltd.
0.23%, 11/18/21	12,000	12,001,099
0.24%, 11/03/21	5,000	5,000,118
Mizuho Bank Ltd./New York NY, 0.23%, 01/28/22	10,000	10,002,498
MUFG Bank Ltd.
0.23%, 07/15/22	7,000	6,997,478
0.30%, 10/31/22	7,500	7,494,513
National Westminster Bank PLC, 0.01%, 11/01/21	25,000	24,999,760
Natixis SA/New York NY
0.25%, 12/09/21, (3 mo. LIBOR US + 0.130%)(a)	3,000	3,000,595
0.34%, 11/16/21	10,000	10,001,279
Natixis/New York, 0.23%, 06/17/22, (SOFR + 0.180%)(a)	12,000	12,004,863
Nordea Bank Abp/New York NY
0.24%, 02/28/22, (3 mo. LIBOR US + 0.120%)(a)	12,500	12,505,528
0.38%, 01/07/22, (3 mo. LIBOR US + 0.260%)(a)	6,500	6,504,000
Norinchukin Bank
0.24%, 11/16/21	18,000	18,001,439
0.25%, 01/20/22	7,000	7,001,966
Norinchukin Bank/New York, 0.23%, 11/18/21, (SOFR + 0.180%)(a)	8,250	8,250,550
Oversea Chinese Bannking Corp.
0.17%, 06/03/22	10,130	10,126,216
0.18%, 03/09/22	15,000	14,999,776
Royal Bank of Canada, 0.20%, 08/16/22	18,000	17,988,950
Royal Bank of Canada/New York NY
0.18%, 05/24/22, (SOFR + 0.130%)(a)	10,000	10,001,281
0.31%, 11/16/21	10,000	10,001,149
Shinhan Bank New York
0.33%, 02/10/22	5,000	5,002,463
0.33%, 02/11/22	10,750	10,755,316
Standard Chartered Bank/New York
0.18%, 03/18/22, (3 mo. LIBOR US + 0.060%)(a)	3,900	3,900,101
0.22%, 04/25/22, (3 mo. LIBOR US + 0.090%)(a)	15,000	15,002,457
0.28%, 04/14/22, (FEDL01 + 0.2000%)(a)	10,000	10,004,559
0.37%, 11/23/21, (SOFR + 0.320%)(a)	20,000	20,003,554
Sumitomo Mitsui Banking Corp., 0.17%, 01/18/22	20,000	20,002,201
Sumitomo Mitsui Banking Corp./New York
0.47%, 11/05/21, (3 mo. LIBOR US + 0.350%)(a)	23,500	23,500,795
0.70%, 07/15/22	10,000	10,029,684
Svenska Handelsbanken/New York NY
0.28%, 11/22/21	5,000	5,000,666
0.39%, 01/06/22, (3 mo. LIBOR US + 0.260%)(a)	14,500	14,508,335
Toronto-Dominion Bank/NY
0.25%, 02/16/22 (Call 11/16/21), (3 mo. LIBOR US + 0.200%)(a)	17,000	17,007,534
0.34%, 10/28/22	7,000	7,000,770

Total Certificates of Deposit — 13.9% (Cost: $804,212,594)		804,457,691

Commercial Paper

Abb Treasury Centre Inc., 0.15%, 11/03/21	10,000	9,999,828

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Amcor Flexibles North America, 0.17%, 11/15/21	$5,000	$4,999,653
American Electric Power Inc.
0.18%, 11/08/21	38,049	38,047,626
0.20%, 11/15/21	21,000	20,998,681
Antalis SA, 0.19%, 03/01/22	12,500	12,493,508
ASB Finance Ltd., 0.21%, 09/12/22	15,000	14,969,525
AT&T Inc.
0.18%, 02/14/22	8,500	8,495,308
0.21%, 01/20/22	10,000	9,995,735
0.41%, 12/14/21	74,000	73,984,777
0.43%, 12/16/21	12,000	11,997,408
Australia & New Zealand Banking Group Ltd., 0.24%, 07/28/22	10,000	9,983,302
Avery Dennison Corp. 0.14%, 11/05/21	15,000	14,999,621
0.18%, 12/13/21	10,920	10,917,952
Banco Santander SA, 0.25%, 04/18/22	5,000	4,994,989
Barclays Bank PLC,
Series 10-10.28%, 07/22/22, (SOFR + 0.230%)(a)(b)	10,000	10,005,910
Barclays Capital Inc., 0.38%, 01/18/22	25,000	24,993,587
Bedford Row Funding Corp., 0.19%, 06/27/22, (FEDL01 + 0.110%)(a)(b)	15,000	15,000,000
BNZ Financial Funding Ltd., 0.18%, 06/13/22	7,500	7,490,731
BNZ International Funding Ltd., 0.20%, 01/12/22	10,600	10,597,902
BPCE SA 0.34%, 12/01/21	12,000	11,999,252
0.34%, 12/09/21	8,000	7,999,380
Brighthouse Financial Short Term Funding 0.21%, 04/26/22	29,750	29,716,125
0.21%, 04/27/22	13,900	13,884,015
Brookfield Infrastructure Partners LP 0.28%, 12/07/21	7,750	7,748,438
0.31%, 01/04/22	3,750	3,748,499
Brookfield Renewable 0.25%, 11/16/21	15,750	15,748,937
0.25%, 11/17/21	16,250	16,248,825
0.25%, 12/06/21	15,000	14,997,546
CenterPoint Energy Resources Corp., 0.13%, 11/01/21	30,000	29,999,675
Collateralized Commercial Paper Flex Co. LLC, 0.27%, 08/18/22(b)	15,000	14,993,682
Collateralized Commpercial Paper Flex Co. LLC, 0.34%, 12/06/21	6,000	5,999,379
Commonwealth Bank of Australi, 0.31%, 10/21/22	5,000	4,984,828
Concord Minutemen Capital, 0.32%, 03/01/22	24,000	23,985,896
Crown Point Capital Co., 0.30%, 10/04/22 (Call 07/01/22)(b)	10,000	9,993,463
Danaher Corp. 0.13%, 11/02/21	16,000	15,999,769
0.20%, 11/15/21	23,985	23,983,494
0.22%, 12/01/21	8,315	8,313,841
0.22%, 12/02/21	15,165	15,162,809
Disney (walt) Co. (The), 0.23%, 09/30/22	5,000	4,988,660
DNB Bank ASA, 0.34%, 10/19/22	5,000	4,984,074
Dominion Resources Inc. 0.17%, 11/18/21	25,000	24,998,083
0.20%, 11/15/21	12,000	11,999,246
0.20%, 12/01/21	7,000	6,999,025
Enbridge Inc. 0.20%, 11/05/21	15,000	14,999,621
0.22%, 12/02/21	22,000	21,996,821
0.22%, 01/07/22	23,000	22,991,637
0.31%, 04/18/22	6,000	5,992,961

Security	Par (000)	Value

Enel Finance America 0.30%, 01/24/22	$2,000	$1,999,048
0.34%, 06/08/22	8,860	8,842,626
0.34%, 06/10/22	10,000	9,980,151
0.35%, 11/16/21	1,250	1,249,916
0.36%, 07/08/22	12,000	11,970,936
0.36%, 09/07/22	10,000	9,965,570
0.40%, 08/03/22	15,100	15,056,390
0.40%, 09/15/22	28,000	27,899,634
0.41%, 04/20/22	4,400	4,394,185
0.41%, 04/22/22	10,600	10,585,727
0.52%, 10/21/22	15,500	15,434,674
Fidelity National Information Services Inc. 0.21%, 11/02/21	27,500	27,499,615
0.22%, 11/01/21	12,770	12,769,868
0.22%, 11/08/21	7,895	7,894,715
0.23%, 12/06/21	22,000	21,996,401
0.28%, 01/07/22	18,000	17,993,700
Fiserv Inc., 0.20%, 12/14/21	10,000	9,997,687
Goldman Sachs Bank USA/New York NY 0.33%, 01/14/22	8,400	8,397,718
0.35%, 12/22/21	12,000	11,998,020
Hitachi Capital America Corp., 0.23%, 12/27/21	42,000	41,987,679
Hitachi Intrnl Trsy, 0.12%, 11/01/21	40,000	39,999,567
HSBC Bank PLC
0.26%, 11/05/21, (3 mo. LIBOR US + 0.140%)(a)(b)	12,000	12,000,160
0.27%, 02/02/22	10,000	9,994,560
0.33%, 01/03/22	13,000	12,995,805
Hyundai Capital America 0.23%, 01/10/22	800	799,742
0.23%, 01/11/22	9,200	9,196,993
0.25%, 01/19/22	4,365	4,363,360
0.26%, 02/22/22	5,000	4,997,116
0.35%, 12/16/21	9,600	9,598,285
ING U.S Funding LLC., 0.18%, 05/17/22	10,000	9,989,611
Intercontinental Exchange Inc. 0.17%, 11/03/21	4,000	3,999,856
0.17%, 11/09/21	15,000	14,998,800
0.18%, 11/19/21	10,000	9,998,660
Ionic Capital II 0.20%, 11/10/21	5,200	5,199,847
0.23%, 03/25/22	5,000	4,996,774
Ionic Capital II Trust, 1.00%, 03/04/22	4,200	4,197,883
J.P. Morgan Securities, 0.22%, 09/30/22(b)	10,000	9,993,630
Kookmin Bank, 0.21%, 04/14/22	8,000	7,991,724
LMA SA and LMA Americas LLC, 0.16%, 04/05/22	20,000	19,984,990
Mackinac Funding, 0.20%, 05/03/22	7,000	6,991,284
Macquarie Bank Ltd. 0.22%, 11/12/21, (3 mo. LIBOR US + 0.100%)(a)(b)	5,000	5,000,221
0.23%, 09/20/22, (SOFR + 0.180%)(a)(b)	10,000	10,000,004
0.27%, 04/29/22	15,000	14,982,483
0.35%, 11/18/21	10,000	9,999,428
0.35%, 11/19/21	15,000	14,999,090
Mitsubishi HC Capital America Inc. 0.23%, 11/04/21	10,000	9,999,717
0.23%, 11/16/21	20,000	19,998,200
0.24%, 11/19/21	7,785	7,784,137
National Australia Bank Ltd., 0.17%, 03/25/22, (3 mo. LIBOR US + 0.040%)(a)(b)	10,000	10,001,508
Natwest Market PLC 0.40%, 01/04/22	13,050	13,046,964

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2021	BlackRock Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

0.40%, 01/27/22	$20,000	$19,993,000
NextEra Energy Capital Holdings Inc., 0.15%, 11/02/21	16,000	15,999,787
Nordea Bank Abp, 0.31%, 10/21/22	10,000	9,970,746
Nutrien Ltd. 0.16%, 11/16/21	4,175	4,174,666
0.17%, 12/23/21	15,000	14,996,173
0.18%, 11/30/21	4,121	4,120,447
0.19%, 12/10/21	14,900	14,897,253
0.19%, 12/20/21	8,235	8,233,037
Ontario Power Generation Inc. 0.16%, 11/03/21	20,310	20,309,650
0.19%, 11/23/21	8,600	8,599,236
PPG Industries Inc. 0.16%, 11/15/21	28,000	27,998,241
0.19%, 11/23/21	4,245	4,244,576
Regatta Funding Co. LLC, 0.45%, 10/28/22	5,000	4,983,405
Ridgefield Funding Co. LLC 0.16%, 03/16/22	10,000	9,994,173
0.23%, 11/02/21	7,000	6,999,931
Rockwell Automation Inc. 0.12%, 11/29/21	4,650	4,649,516
0.15%, 01/25/22	14,500	14,494,045
Salisbury Receivables Co. LLC, 0.30%, 02/18/22, (SOFR + 0.250%)(a)(b)	10,000	10,002,954
Skandinaviska Enskilda Banken AB, 0.24%, 06/21/22	7,000	6,990,724
Societe Generale SA
0.23%, 01/31/22, (3 mo. LIBOR US + 0.100%)(a)(b)	10,000	10,002,970
0.24%, 09/19/22	10,000	9,975,190
0.31%, 05/03/22	10,000	9,992,270
0.35%, 01/10/22	10,000	9,999,030
0.37%, 12/13/21	15,000	14,999,565
Spire Inc., 0.16%, 11/04/21	10,000	9,999,783
Sumitomo Mitsui Banking Corp., 0.24%, 07/21/22	15,000	14,970,408
Suncor Energy Inc. 0.20%, 11/24/21	26,110	26,107,247
0.20%, 12/06/21	9,295	9,293,479
0.21%, 12/01/21	12,760	12,758,222
0.22%, 11/01/21	12,000	11,999,870
Svenska Handelsbanken/New York NY, 0.30%, 12/08/21	8,000	7,999,351
Telstra Corp. Ltd., 0.31%, 02/10/22	19,200	19,189,739
Telus Corp. 0.21%, 02/07/22	34,000	33,980,541
0.22%, 03/03/22	20,200	20,184,920
0.23%, 03/09/22	9,030	9,022,738
Toronto Dominion Bank, 0.20%, 08/03/22	20,000	19,960,462
TransCanada PipeLines Ltd 0.22%, 11/18/21	12,500	12,499,042
0.22%, 11/22/21	35,000	34,996,663
TransCanada PipeLines Ltd., 0.25%, 02/10/22	10,000	9,994,078
UBS AG/London 0.24%, 03/30/22	11,500	11,491,114
0.25%, 08/18/22	10,000	9,978,025
0.30%, 03/11/22	2,500	2,498,439
Volkswagen Group of America Finance LLC 0.52%, 11/08/21	15,000	14,998,975
0.52%, 11/10/21	8,000	7,999,256
VW Credit Inc. 0.35%, 08/23/22	19,500	19,452,382
0.35%, 08/24/22	10,000	9,975,499

Security	Par (000)	Value

Walt Disney Co. (The)
0.24%,06/15/22	$16,940	$16,916,724
0.25%,07/15/22	10,950	10,932,196
Waste Management Inc.
0.18%,12/17/21	7,500	7,498,336
0.31%,08/02/22	4,805	4,795,092
0.31%,08/09/22	19,720	19,665,494
0.31%,09/08/22	25,000	24,932,185
0.32%,07/25/22	21,600	21,558,197
WEC Energy Group Inc., 0.15%, 11/04/21	34,000	33,999,263
Wells Fargo Securities, 0.15%, 11/01/21	19,000	18,999,774
Westpac Banking Corp./NY, 0.27%, 10/14/22	5,000	4,985,319

Total Commercial Paper — 35.6% (Cost: $2,066,064,317)		2,066,692,081

Corporate Bonds & Notes

Aerospace & Defense — 0.1%
Raytheon Technologies Corp., 3.65%, 08/16/23 (Call 07/16/23)(c)	4,000	4,197,976

Agriculture — 0.2%
Cargill Inc., 0.40%, 02/02/24 (Call 01/02/24)(b)(c)	10,165	10,078,582

Auto Manufacturers — 5.7%
American Honda Finance Corp.
0.25%,01/21/22, (3 mo. LIBOR US + 0.120%)(a)	7,000	7,003,675
0.28%,02/22/23, (3 mo. LIBOR US + 0.150%)(a)	8,820	8,830,006
0.53%,09/08/23, (3 mo. LIBOR US + 0.420%)(a)	5,790	5,826,138
0.57%,02/15/22, (3 mo. LIBOR US + 0.450%)(a)	14,400	14,418,285
0.65%,09/08/23	20,000	20,001,045
0.75%,08/09/24	3,235	3,214,490
0.88%,07/07/23	5,025	5,051,221
2.20%,06/27/22	10,100	10,227,863
BMW Finance NV, 2.25%, 08/12/22(b)	1,890	1,917,541
BMW U.S. Capital LLC
0.43%,08/12/24, (SOFR + 0.380%)(a)(b)	19,960	20,083,353
0.58%,04/01/24, (SOFR + 0.530%)(a)(b)	15,615	15,747,790
0.75%,08/12/24(b)	2,925	2,910,949
0.80%,04/01/24(b)	3,350	3,339,181
2.70%,04/06/22 (Call 03/06/22)(b)	5,000	5,037,517
2.95%,04/14/22(b)(c)	5,000	5,055,320
Daimler Finance North America LLC
0.75%,03/01/24(b)	26,690	26,577,163
2.55%,08/15/22(b)	2,247	2,284,470
3.40%,02/22/22(b)	5,000	5,046,652
Hyundai Capital America
0.80%,04/03/23(b)	21,620	21,611,986
2.38%,02/10/23(b)(c)	7,560	7,694,797
2.85%,11/01/22(b)	3,440	3,507,795
Hyundai Capital Services Inc., 0.75%, 09/15/23(b)	20,000	19,898,500
PACCAR Financial Corp., 0.80%, 06/08/23	2,760	2,766,967
Toyota Motor Credit Corp.
0.25%,02/13/23(a)(c)	22,277	22,277,000
0.27%,02/14/22, (3 mo. LIBOR US + 0.150%)(a)	16,790	16,793,019
0.34%,06/13/22, (SOFR + 0.300%)(a)	15,000	15,015,993
0.34%,09/13/24, (SOFR + 0.290%)(a)	12,000	12,032,933
0.39%,10/14/22, (SOFR + 0.340%)(a)	13,000	13,028,730
0.45%,07/22/22	6,580	6,584,110
0.50%,06/18/24	4,000	3,956,181
2.90%,03/30/23(c)	10,000	10,343,636

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
Volkswagen Group of America Finance LLC, 0.75%, 11/23/22(b)	$15,025	$15,034,670

		333,118,976

Auto Parts & Equipment — 0.0%
Toyota Industries Corp., 3.11%, 03/12/22 (Call 02/12/22)(b)	1,000	1,007,431

Banks — 15.4%
Australia & New Zealand Banking Group Ltd./ New York NY, 2.55%, 11/23/21	2,000	2,002,719
Banco Santander SA, 0.70%, 06/30/24 (Call 06/30/23)(a)	8,200	8,174,931
Bank of America Corp. 0.52%, 06/14/24 (Call 06/14/23)(a)	18,580	18,489,883
2.82%, 07/21/23 (Call 07/21/22), (3 mo. LIBOR US + 0.930%)(a)	20,834	21,158,310
3.00%, 12/20/23 (Call 12/20/22), (3 mo. LIBOR US + 0.790%)(a)(c)	10,000	10,261,783
3.12%, 01/20/23 (Call 01/20/22), (3 mo. LIBOR US + 1.160%)(a)	1,615	1,624,364
BNZ International Funding Ltd./London, 2.90%, 02/21/22(b)	3,700	3,728,991
BPCE SA
0.43%, 01/14/22, (3 mo. LIBOR US + 0.300%)(a)(b)	9,319	9,324,642
0.49%, 02/17/22, (SOFR + 0.440%)(a)(b)	7,300	7,306,913
2.75%, 12/02/21	11,945	11,970,180
2.75%, 01/11/23(b)	4,000	4,108,305
Canadian Imperial Bank of Commerce, 0.84%, 06/16/22, (3 mo. LIBOR US + 0.720%)(a)	3,480	3,495,090
Citigroup Inc.
0.92%, 11/04/22 (Call 11/04/21), (SOFR + 0.870%)(a)	5,000	5,035,943
2.31%, 11/04/22 (Call 11/04/21), (SOFR + 0.867%)(a)	31,997	31,999,874
2.75%, 04/25/22 (Call 03/25/22)	5,000	5,046,491
2.88%, 07/24/23 (Call 07/24/22), (3 mo. LIBOR US + 0.950%)(a)	20,000	20,324,128
Cooperatieve Rabobank U.A., 3.88%, 02/08/22	1,925	1,943,120
Credit Agricole Corporate & Investment Bank SA, 0.40%, 01/15/23 (Call 01/15/22)	12,000	11,977,162
Credit Suisse AG/New York NY 0.44%, 02/02/24, (SOFR + 0.390%)(a)	15,000	14,973,310
0.50%, 02/04/22, (SOFR + 0.450%)(a)	16,000	16,013,280
0.50%, 02/02/24	5,335	5,291,398
1.00%, 05/05/23	5,000	5,025,211
2.10%, 11/12/21	6,855	6,858,320
2.80%, 04/08/22(c)	6,300	6,367,375
DBS Group Holdings Ltd., 2.85%, 04/16/22(b)(c)	3,267	3,297,666
DNB Bank ASA
0.74%, 12/02/22, (3 mo. LIBOR US + 0.620%)(a)(b)	5,000	5,029,578
2.15%, 12/02/22(b)(c)	14,382	14,656,445
DZ Bank AG Deutsche Zentral-Genossenschaftsbank/ New York, 0.32%, 02/17/22, (3 mo. LIBOR US + 0.200%)(a)	27,000	27,008,433
Fifth Third Bank NA, 1.80%, 01/30/23 (Call 12/30/22)	4,560	4,626,444
Goldman Sachs Group Inc. (The) 0.52%, 03/08/23 (Call 03/08/22)	20,000	19,963,273
0.48%, 01/27/23 (Call 01/27/22)	5,000	4,986,375
0.59%, 11/17/23 (Call 11/17/22), (SOFR + 0.540%)(a)	7,000	7,011,043
0.63%, 11/17/23 (Call 11/17/22), (SOFR + 0.538%)(a)	10,000	9,988,492
Series FRN, 0.45%, 01/27/23 (Call 01/27/22), (SOFR + 0.410%)(a)	12,000	12,005,872
JPMorgan Chase & Co.
0.63%, 03/16/24 (Call 03/16/23), (SOFR + 0.580%)(a)	20,000	20,067,348
0.70%, 03/16/24 (Call 03/16/23), (SOFR + 0.580%)(a)	4,000	4,000,827
2.97%, 01/15/23 (Call 01/15/22)	7,000	7,036,586

Security	Par (000)	Value

Banks (continued)
3.21%, 04/01/23 (Call 04/01/22), (3 mo. LIBOR US + 0.695%)(a)	$8,698	$8,793,845
KeyBank N.A./Cleveland OH
0.37%, 06/14/24 (Call 06/14/23), (SOFR + 0.320%)(a)	15,565	15,590,466
0.43%, 06/14/24 (Call 06/14/23)(a)	10,000	9,954,290
3.30%, 02/01/22	2,115	2,131,255
Kookmin Bank/Seoul, 0.50%, 08/03/22, (SOFR + 0.450%)(a)(b)	10,535	10,539,916
Korea Development Bank (The)
0.47%, 02/18/23, (3 mo. LIBOR US + 0.350%)(a)	16,455	16,481,175
0.60%, 03/21/22, (SOFR + 0.550%)(a)(b)	12,500	12,517,036
Macquarie Bank Ltd. 0.35%, 04/06/23, (SOFR + 0.300%)(a)(b)	15,000	14,990,547
0.58%, 11/24/21, (3 mo. LIBOR US + 0.450%)(a)(b)	26,000	26,006,818
2.10%, 10/17/22(b)	9,450	9,591,745
Mitsubishi UFJ Financial Group Inc. 2.62%, 07/18/22	8,400	8,530,448
2.67%, 07/25/22	25,137	25,545,981
3.00%, 02/22/22	4,975	5,015,654
Morgan Stanley
0.53%, 01/25/24 (Call 01/25/23), (SOFR + 0.455%)(a)	10,000	9,978,958
0.56%, 11/10/23 (Call 11/10/22), (SOFR + 0.466%)(a)	15,000	14,986,613
0.73%, 01/20/23 (Call 01/20/22), (SOFR + 0.700%)(a)	32,000	32,053,744
0.73%, 04/05/24 (Call 04/05/23), (SOFR + 0.610%)(a)	30,000	29,964,407
2.63%, 11/17/21	6,000	6,005,929
MUFG Union Bank N.A., 3.15%, 04/01/22 (Call 03/01/22)	4,000	4,037,981
National Australia Bank Ltd., 0.52%, 12/13/22, (3 mo. LIBOR US + 0.410%)(a)(b)	3,500	3,513,124
National Australia Bank Ltd./New York 1.88%, 12/13/22	4,460	4,535,846
3.70%, 11/04/21	3,035	3,035,516
National Westminster Bank PLC, 0.01%, 03/31/22	16,000	15,985,665
Nordea Bank Abp, 1.00%, 06/09/23(b)	3,135	3,158,531
Nordea Bank Abp/New York NY 0.30%, 01/27/23	8,000	8,004,329
0.37%, 01/28/22, (3 mo. LIBOR US + 0.230%)(a)	10,000	10,007,636
Santander UK PLC 2.10%, 01/13/23	2,105	2,144,226
3.75%, 11/15/21(c)	5,000	5,006,471
Skandinaviska Enskilda Banken AB
0.76%, 12/12/22, (3 mo. LIBOR US + 0.645%)(a)(b)	3,000	3,017,249
2.20%, 12/12/22(b)(c)	2,845	2,901,935
3.05%, 03/25/22(b)	3,000	3,030,660
Sumitomo Mitsui Banking Corp., 3.95%, 01/12/22(b)	2,000	2,014,059
Sumitomo Mitsui Banking Corp./New York 0.47%, 11/12/21, (3 mo. LIBOR US + 0.350%)(a)	5,000	5,000,565
0.49%, 11/05/21, (3 mo. LIBOR US + 0.370%)(a)	2,000	2,000,071
Sumitomo Mitsui Financial Group Inc. 0.51%, 01/12/24	3,580	3,550,148
3.10%, 01/17/23	2,659	2,738,272
Sumitomo Mitsui Trust Bank Ltd.
0.49%, 09/16/24, (SOFR + 0.440%)(a)(b)	15,000	15,040,153
0.80%, 09/12/23(b)	12,744	12,759,974
0.80%, 09/16/24(b)(c)	12,000	11,899,833
Suncorp-Metway Ltd., 2.80%, 05/04/22(b)	895	905,420
Svenska Handelsbanken AB, 0.63%, 06/30/23(b)	6,310	6,317,520
Swedbank AB 0.60%, 09/25/23(b)	14,500	14,462,004
1.30%, 06/02/23(b)	6,680	6,746,401

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2021	BlackRock Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Truist Bank
0.25%, 01/17/24 (Call 01/17/23), (SOFR + 0.200%)(a)	$45,000	$44,998,295
1.25%, 03/09/23 (Call 02/09/23)	15,000	15,147,749
U.S. Bank NA/Cincinnati OH,
0.57%, 05/23/22 (Call 04/22/22), (3 mo. LIBOR US + 0.440%)(a)	4,750	4,758,786
UBS AG/London
0.37%, 06/01/23, (SOFR + 0.320%)(a)(b)	8,470	8,494,123
0.38%, 06/01/23(b)	4,440	4,417,316
0.41%, 02/09/24, (SOFR + 0.360%)(a)(b)	5,000	5,012,600
0.45%, 02/09/24(b)	7,000	6,914,985
0.50%, 08/09/24, (SOFR + 0.450%)(a)(b)	8,470	8,514,976
0.70%, 08/09/24(b)	4,330	4,302,431
1.75%, 04/21/22 (Call 03/21/22)(b)	6,085	6,116,112
Westpac Banking Corp.,
2.00%, 01/13/23	2,375	2,418,867

		893,768,761

Beverages — 0.7%
Coca-Cola Europacific Partners PLC, 0.50%, 05/05/23(b)	42,000	41,807,857
PepsiCo Inc., 0.75%, 05/01/23	1,615	1,622,728

		43,430,585

Biotechnology — 0.6%
Gilead Sciences Inc.
0.65%, 09/29/23 (Call 11/08/21), (3 mo. LIBOR US + 0.520%)(a)	10,800	10,800,447
0.75%, 09/29/23 (Call 11/09/21)	21,295	21,250,313

		32,050,760

Cosmetics & Personal Care — 0.1%
Unilever Capital Corp., 0.63%, 08/12/24 (Call 08/12/22)	5,975	5,920,933

Diversified Financial Services — 0.1%
LSEGA Financing PLC, 0.65%, 04/06/24 (Call 03/06/24)(b)	3,895	3,858,986

Electric — 5.3%
Dominion Energy Inc.,
Series D, 0.65%, 09/15/23 (Call 11/19/21), (3 mo. LIBOR US + 0.530%)(a)	30,560	30,567,752
Duke Energy Corp.
0.30%, 06/10/23, (SOFR + 0.250%)(a)	14,765	14,767,347
2.40%, 08/15/22 (Call 07/15/22)	6,610	6,702,036
Duke Energy Florida LLC, Series A,
0.37%, 11/26/21, (3 mo. LIBOR US + 0.250%)(a)	9,703	9,704,863
Duke Energy Progress LLC, Series A,
0.30%, 02/18/22 (Call 11/09/21), (3 mo. LIBOR US + 0.180%)(a)	37,641	37,634,976
Eversource Energy 0.30%, 08/15/23, (SOFR + 0.250%)(a)	23,850	23,811,363
Series K, 2.75%, 03/15/22 (Call 02/15/22)	22,627	22,782,611
Florida Power & Light Co., 0.30%, 05/10/23 (Call 11/29/21), (SOFR + 0.250%)(a)	11,020	11,018,348
National Rural Utilities Cooperative Finance Corp.,
Series D, 0.38%, 10/18/24, (SOFR + 0.330%)(a)	5,000	5,004,197
NextEra Energy Capital Holdings Inc.
0.40%, 02/22/23 (Call 11/29/21), (3 mo. LIBOR US + 0.270%)(a)	45,000	45,001,763
0.59%, 03/01/23, (SOFR + 0.540%)(a)	9,305	9,341,289
0.85%, 02/25/22, (3 mo. LIBOR US + 0.720%)(a)	3,000	3,005,526
1.00%, 11/03/23 (Call 05/03/22), (SOFR + 0.400%)(a)	30,000	30,017,100
1.95%, 09/01/22	15,000	15,188,943
2.90%, 04/01/22	2,260	2,283,317
PPL Electric Utilities Corp.
0.38%, 09/28/23 (Call 11/09/21), (3 mo. LIBOR US + 0.250%)(a)	8,710	8,710,214
0.38%, 06/24/24 (Call 06/24/22), (SOFR + 0.330%)(a)	8,065	8,070,484

Security	Par (000)	Value

Electric (continued)
WEC Energy Group Inc., 0.55%, 09/15/23	$16,705	$16,649,936
Xcel Energy Inc., 0.50%, 10/15/23 (Call 09/15/23)	7,560	7,526,341

		307,788,406

Electronics — 0.1%
Honeywell International Inc., 0.48%, 08/19/22 (Call 11/09/21)	3,666	3,665,701

Food — 0.8%
Hormel Foods Corp., 0.65%, 06/03/24 (Call 06/03/22)	12,125	12,085,825
Nestle Holdings Inc., 0.61%, 09/14/24 (Call 09/14/23)(b)(c)	35,000	34,841,383

		46,927,208

Gas — 0.9%
Atmos Energy Corp.
0.50%, 03/09/23 (Call 11/29/21), (3 mo. LIBOR US + 0.380%)(a)	23,770	23,774,579
0.63%, 03/09/23 (Call 11/15/21)	8,175	8,170,969
CenterPoint Energy Resources Corp. 0.70%, 03/02/23 (Call 11/29/21)	15,935	15,890,521
3.55%, 04/01/23 (Call 03/01/23)	6,164	6,394,870

		54,230,939

Health Care - Products — 1.0%
Thermo Fisher Scientific Inc. 0.38%, 04/18/23 (Call 04/18/22), (SOFR + 0.350%)(a)	20,000	19,986,976
0.58%, 10/18/24 (Call 10/18/22), (SOFR + 0.530%)(a)	9,215	9,228,741
0.80%, 10/18/23 (Call 10/18/22)	30,000	30,009,675

		59,225,392

Health Care - Services — 0.4%
Roche Holdings Inc., 0.29%, 03/05/24, (SOFR + 0.240%)(a)(b)	5,370	5,382,721
UnitedHealth Group Inc., 0.55%, 05/15/24 (Call 05/15/22)	15,135	15,027,220

		20,409,941

Household Products & Wares — 0.1%
Church & Dwight Co. Inc., 2.45%, 08/01/22 (Call 07/01/22)	2,000	2,027,285
Reckitt Benckiser Treasury Services PLC, 2.38%, 06/24/22 (Call 05/24/22)(b)	3,000	3,031,903

		5,059,188

Insurance — 2.7%
Brighthouse Financial Global Funding,
0.36%, 02/24/23, (SOFR + 0.310%)(a)(b)(c)	23,890	23,940,732
Jackson National Life Global Funding,
0.65%, 01/06/23, (SOFR + 0.600%)(a)(b)	26,000	26,117,212
MassMutual Global Funding II, 0.85%, 06/09/23(b)	8,328	8,357,671
MET Tower Global Funding, 0.60%, 01/17/23, (SOFR + 0.550%)(a)(b)	22,000	22,102,300
Metropolitan Life Global Funding I 0.37%, 01/07/24, (SOFR + 0.320%)(a)(b)	27,000	27,122,427
0.40%, 09/08/22, (SOFR + 0.350%)(a)(b)	23,000	23,060,244
0.55%, 06/07/24(b)(c)	3,590	3,560,083
0.62%, 01/13/23, (SOFR + 0.570%)(a)(b)	16,460	16,525,854
Principal Life Global Funding II 0.43%, 08/23/24, (SOFR + 0.380%)(a)(b)	635	636,081
0.75%, 08/23/24(b)(c)	660	654,480
Protective Life Global Funding, 0.63%, 10/13/23(b)	4,820	4,819,327

		156,896,411

Internet — 0.2%
Amazon.com Inc., 0.25%, 05/12/23	9,205	9,186,974

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery — 1.6%
Caterpillar Financial Services Corp.
0.30%, 05/17/24, (SOFR + 0.245%)(a)	$10,000	$10,000,509
0.32%, 11/12/21, (3 mo. LIBOR US + 0.200%)(a)	7,000	7,000,419
0.32%, 09/13/24, (SOFR + 0.270%)(a)	15,620	15,660,612
0.35%, 01/06/22, (3 mo. LIBOR US + 0.220%)(a)	2,085	2,085,901
0.86%, 05/13/22, (3 mo. LIBOR US + 0.735%)(a)	5,000	5,018,306
0.95%, 05/13/22	12,000	12,042,212
John Deere Capital Corp.
0.17%, 07/10/23, (SOFR + 0.120%)(a)	7,330	7,332,490
0.25%, 10/11/24, (SOFR + 0.200%)(a)	14,290	14,324,010
0.55%, 07/05/22	11,060	11,077,435
Rockwell Automation Inc., 0.35%, 08/15/23 (Call 08/15/22)	9,050	9,029,052

		93,570,946

Manufacturing — 0.3%
Siemens Financieringsmaatschappij NV,
0.48%, 03/11/24, (SOFR + 0.43%)(a)(b)	18,980	19,111,948

Oil & Gas — 0.7%
Chevron Corp., 1.14%, 05/11/23	4,510	4,552,672
Chevron USA Inc.,
0.33%, 08/11/23, (3 mo. LIBOR US + 0.200%)(a)	37,065	37,138,758

		41,691,430

Oil & Gas Services — 0.0%
Schlumberger Finance Canada Ltd., 2.65%, 11/20/22
(Call 10/20/22)(b)	2,500	2,551,995

Pharmaceuticals — 1.2%
AbbVie Inc. 2.15%, 11/19/21	23,000	23,019,710
3.25%, 10/01/22 (Call 07/01/22)	12,685	12,906,334
3.45%, 03/15/22 (Call 01/15/22)	5,442	5,475,498
AstraZeneca PLC 0.30%, 05/26/23	24,000	23,926,649
2.38%, 06/12/22 (Call 05/12/22)	764	772,257
Merck & Co. Inc., 2.35%, 02/10/22	1,998	2,010,054

		68,110,502

Pipelines — 1.0%
Enbridge Inc. 0.45%, 02/17/23, (SOFR + 0.400%)(a)	11,350	11,371,871
0.55%, 10/04/23	5,380	5,364,125
2.90%, 07/15/22 (Call 06/15/22)	5,000	5,073,992
Enterprise Products Operating LLC, 3.50%, 02/01/22	7,565	7,623,672
TransCanada PipeLines Ltd., 1.00%, 10/12/24
(Call 09/12/24)	27,205	27,095,221

		56,528,881

Retail — 0.4%
7-Eleven Inc., 0.58%, 08/10/22 (Call 11/29/21),
(3 mo. LIBOR US + 0.450%)(a)(b)	25,620	25,625,374

Savings & Loans — 0.6%
Nationwide Building Society 0.55%, 01/22/24(b)	16,520	16,360,855
2.00%, 01/27/23(b)	15,890	16,180,014

		32,540,869

Semiconductors — 0.8%
Analog Devices Inc., 0.30%, 10/01/24, (SOFR + 0.250%)(a)	15,330	15,345,579

Security	Par (000)	Value

Semiconductors (continued)
NVIDIA Corp. 0.31%, 06/15/23 (Call 06/15/22)	$28,000	$27,919,552
0.58%, 06/14/24 (Call 06/14/23)	5,305	5,280,613

		48,545,744

Software — 0.3%
Adobe Inc., 1.70%, 02/01/23	4,010	4,073,077
Roper Technologies Inc., 0.45%, 08/15/22	2,390	2,389,994
salesforce.com Inc., 0.63%, 07/15/24 (Call 07/15/22)	9,415	9,397,239

		15,860,310

Telecommunications — 1.0%
Bell Canada, Series US-3, 0.75%, 03/17/24	15,081	15,007,181
NTT Finance Corp., 0.58%, 03/01/24(b)	6,005	5,961,690
Rogers Communications Inc., 0.73%, 03/22/22,
(3 mo. LIBOR US + 0.600%)(a)	18,675	18,713,178
Verizon Communications Inc. 0.55%, 03/22/24, (SOFR + 0.500%)(a)	16,955	17,036,723
0.75%, 03/22/24	3,580	3,570,172

		60,288,944

Transportation — 0.1%
Ryder System Inc., 2.88%, 06/01/22 (Call 05/01/22)	4,899	4,957,068

Total Corporate Bonds & Notes — 42.4% (Cost: $2,459,180,690)		2,460,207,161

Municipal Debt Obligations

Alabama — 0.1%
Alabama Federal Aid Highway Finance Authority 0.23%, 09/01/22	3,035	3,034,141
0.45%, 09/01/23	3,545	3,535,152

		6,569,293

Arizona — 0.1%
County of Pima AZ COP 0.38%, 12/01/21	1,950	1,950,337
0.48%, 12/01/22	1,020	1,021,812

		2,972,149

California — 0.4%
California Health Facilities Financing Authority RB, 0.42%, 06/01/22	2,400	2,401,953
County of Fresno CA, 0.25%, 06/30/22	19,900	19,898,786
Port of Oakland RB, 0.82%, 05/01/23	480	482,115

		22,782,854

Connecticut — 0.0%
Connecticut Housing Finance Authority RB, Class A4, 0.30%, 11/15/22 (Call 01/15/22)	580	579,862

Hawaii — 0.1%
State of Hawaii GO, 0.43%, 10/01/22	4,945	4,953,748

New York — 2.8%
City of New York NY GO
Class B2 0.40%, 11/01/21	4,990	4,990,035
Class D 0.43%, 08/01/22	5,575	5,579,912
Deutsche Bank Spears/Lifers Trust, 0.27%, 04/01/31
(Call 11/08/21)(a)(b)(d)	51,500	51,500,000
Long Island Power Authority RB 0.36%, 03/01/23 (Call 06/01/22)	6,800	6,775,432
0.76%, 03/01/23 (Call 06/01/22)	1,290	1,290,899
Mizuho Floater/Residual Trust RB
VRDN, 0.34%, 02/01/23 (Put 12/06/21)(a)(b)(d)	13,000	13,000,000

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2021	BlackRock Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
VRDN, 0.34%, 07/01/25 (Put 12/01/21)(a)(b)(d)	$5,000	$5,000,000
VRDN, 0.34%, 09/01/27 (Put 12/01/21)(a)(b)(d)	11,000	11,000,000
VRDN, 0.34%, 12/01/58 (Put 12/01/21)(a)(b)(d)	3,500	3,500,000
VRDN, 0.34%, 03/01/31 (Put 12/01/21)(a)(b)(d)	18,000	18,000,000
VRDN, 0.34%, 03/01/31 (Put 12/01/21)(a)(b)(d)	8,675	8,675,000
VRDN, 0.34%, 02/15/41 (Put 11/29/21)(a)(b)(d)	6,057	6,056,633
VRDN, 0.34%, 11/01/56 (Put 03/01/22)(a)(b)(d)	250	250,000
VRDN, 0.49%, 09/01/26 (Put 11/29/21)(a)(b)(d)	6,000	6,000,000
Port Authority of New York & New Jersey RB, Series AAA, 1.09%, 07/01/23	12,570	12,666,776
Taxable Municipal Funding Trust RB
VRDN, 0.27%, 01/16/25 (Put 10/29/21)(a)(b)(d)	2,170	2,170,000
VRDN, 0.27%, 04/01/25 (Put 11/05/21)(a)(b)(d)	350	350,000
VRDN, 0.27%, 09/01/30 (Put 05/01/25)(a)(b)(d)	6,980	6,980,000
VRDN, 0.27%, 02/01/31 (Put 12/01/21)(a)(b)(d)	400	400,000
VRDN, 0.27%, 11/15/54 (Put 11/15/26)(a)(b)(d)	1,050	1,050,000

		165,234,687

Texas — 0.0%
City of Houston Texas Airport System Revenue RB, 0.88%, 07/01/22	690	692,427

Total Municipal Debt Obligations — 3.5% (Cost $203,705,530)		203,785,020

Repurchase Agreements(a)(e)

Bank of America Securities Inc., 0.39%, 11/01/21 (Purchased on 10/29/21 to be repurchased at $35,001,138, collateralized by non-agency mortgage-backed security, 0.84% to 4.49%, due 01/25/24 to 09/25/51, par and fair value of $287,244,010 and $38,807,623, respectively)	35,000	35,000,000
Bank of America Securities Inc., 0.67%, 11/01/21 (Purchased on 10/29/21 to be repurchased at $7,000,391, collateralized by non-agency mortgage-backed security, 3.00% , due 10/25/58, par and fair value of $10,126,493 and $8,400,000, respectively)	7,000	7,000,000
Barclays Bank PLC, 0.27%, 11/01/21 (Purchased on 10/29/21 to be repurchased at $15,000,338, collateralized by non-agency mortgage-backed security, 4.41%, due 07/25/49, par and fair value of $44,978,788 and $17,250,000, respectively)	15,000	15,000,000
BNP Paribas, 0.42%, 11/01/21 (Purchased on 10/29/21 to be repurchased at $20,000,700, collateralized by non-agency mortgage-backed security, 2.65% to 11.00%, due 03/15/23 to 12/31/79, par and fair value of $21,549,685 and $21,977,836, respectively)	20,000	20,000,000
Citigroup Global Markets Inc., 0.36%, 11/01/21 (Purchased on 10/29/21 to be repurchased at $9,000,270, collateralized by non-agency mortgage-backed security, 1.25% to 3.54%, due 01/15/26 to 11/19/31, par and fair value of $9,657,000 and $9,270,166, respectively)	9,000	9,000,000
Citigroup Global Markets Inc., 0.38%, 11/01/21 (Purchased on 10/29/21 to be repurchased at $12,000,380, collateralized by non-agency mortgage-backed security, 0.65% to 3.54%, due 06/18/22 to 11/19/31, par and fair value of $12,753,000 and $12,505,619, respectively)	12,000	12,000,000

Security	Par (000)	Value

Credit Suisse Securities (USA) LLC, 0.66%, 11/01/21 (Purchased on 10/29/21 to be repurchased at $35,001,925, collateralized by non-agency mortgage-backed security, 0.00% to 19.05%, due 11/01/24 to 07/16/40, par and fair value of $56,958,915 and $40,250,000, respectively)	$35,000	$35,000,000
Goldman Sachs & Co., 0.57%, 11/01/21 (Purchased on 10/29/21 to be repurchased at $60,002,850, collateralized by non-agency mortgage-backed security, 0.00% to 5.35%, due 04/25/22 to 08/01/41, par and fair value of $63,495,577 and $63,000,001, respectively)	60,000	60,000,000
Mizuho Securities USA Inc., 0.49%, 11/01/21 (Purchased on 10/29/21 to be repurchased at $6,000,245, collateralized by non-agency mortgage-backed security, 4.00% to 5.00%, due 08/01/35 to 04/01/48, par and fair value of $5,370,000 and $6,301,166, respectively)	6,000	6,000,000
Mizuho Securities USA Inc., 0.53%, 11/01/21 (Purchased on 10/29/21 to be repurchased at $11,000,486, collateralized by non-agency mortgage-backed security, 0.00% to 6.31%, due 02/25/22 to 02/15/54, par and fair value of $62,769,000 and $12,620,262, respectively)	11,000	11,000,000
Wells Fargo Securities, 0.27%, 11/01/21 (Purchased on 10/29/21 to be repurchased at $10,000,225, collateralized by non-agency mortgage-backed security, 0.08%, due 06/17/26, par and fair value of $10,304,000 and $10,200,376, respectively)	10,000	10,000,000
Wells Fargo Securities, 0.27%, 11/01/21 (Purchased on 10/29/21 to be repurchased at $11,000,248, collateralized by non-agency mortgage-backed security, 1.83% to 3.84%, due 03/15/50 to 05/25/65, par and fair value of $13,245,419 and $12,282,983, respectively)	11,000	11,000,000
Wells Fargo Securities, 0.47%, 11/01/21 (Purchased on 10/29/21 to be repurchased at $18,000,705, collateralized by non-agency mortgage-backed security, 0.00% to 5.82%, due 10/15/27 to 05/15/48, par and fair value of $26,198,502 and $20,700,000, respectively)	18,000	18,000,000
Wells Fargo Securities, 0.47%, 11/01/21 (Purchased on 10/29/21 to be repurchased at $3,000,118, collateralized by non-agency mortgage-backed security, 7.88% to 8.75%, due 09/15/23 to 04/30/25, par and fair value of $2,948,000 and $3,300,721, respectively)	3,000	3,000,000

Total Repurchase Agreements — 4.3% (Cost: $252,000,000)		252,000,000

U.S. Government Obligations

U.S. Government Obligations — 0.2%
U.S. Treasury Note/Bond, 0.25%, 09/30/23(c)	10,000	9,959,375

Total U.S. Government Obligations — 0.2% (Cost: $9,988,571)		9,959,375

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Money Market Funds

BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(f)(g)(h)	17,711	$17,719,634

Total Money Market Funds — 0.3% (Cost: $17,719,634)		17,719,634

Total Investments in Securities — 100.9% (Cost: $5,856,535,205)		5,858,453,684

Other Assets, Less Liabilities — (0.9)%		(51,791,702)

Net Assets — 100.0%		$5,806,661,982

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(e)	Maturity date represents next reset date.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$17,719,662	(a)	$—		$(28)	$—	$17,719,634	17,711	$7,134	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	53,040,000	—		(53,040,000	)(a)	—	—	—	—	4,492		—

						$(28)	$—	$17,719,634		$11,626		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Asset-Backed Securities	$—	$43,632,722	$—	$43,632,722
Certificates of Deposit	—	804,457,691	—	804,457,691
Commercial Paper	—	2,066,692,081	—	2,066,692,081
Corporate Bonds & Notes	—	2,460,207,161	—	2,460,207,161
Municipal Debt Obligations	—	203,785,020	—	203,785,020
Repurchase Agreements	—	252,000,000	—	252,000,000
U.S. Government Obligations	—	9,959,375	—	9,959,375
Money Market Funds	17,719,634	—	—	17,719,634

	$17,719,634	$5,840,734,050	$—	$5,858,453,684

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Statements of Assets and Liabilities

October 31, 2021

	BlackRock Short Maturity Bond ETF	BlackRock Short Maturity Municipal Bond ETF	BlackRock Ultra Short-Term Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$4,528,670,631	$293,996,581	$5,588,734,050
Affiliated(c)	258,199,059	—	17,719,634
Repurchase agreements, at value — Unaffiliated(d)	125,000,000	—	252,000,000
Cash	10,408,155	67,894	1,198,981
Foreign currency, at value(e)	147,908	—	—
Receivables:
Investments sold	30,010,983	—	—
Securities lending income — Affiliated	7,399	—	3,823
Dividends	127,415	2,698	926,111
Interest	16,119,051	1,691,306	5,190,698
Unrealized appreciation on:
Forward foreign currency exchange contracts	560,965	—	—

Total assets	4,969,251,566	295,758,479	5,865,773,297

LIABILITIES
Collateral on securities loaned, at value	49,853,919	—	17,719,662
Payables:
Investments purchased	64,087,848	2,527,573	41,000,000
Investment advisory fees	1,020,537	61,905	391,653
Unrealized depreciation on:
Forward foreign currency exchange contracts	89,230	—	—

Total liabilities	115,051,534	2,589,478	59,111,315

NET ASSETS	$4,854,200,032	$293,169,001	$5,806,661,982

NET ASSETS CONSIST OF:
Paid-in capital	$4,881,553,299	$292,852,123	$5,804,634,296
Accumulated earnings (loss)	(27,353,267)	316,878	2,027,686

NET ASSETS	$4,854,200,032	$293,169,001	$5,806,661,982

Shares outstanding	96,950,000	5,850,000	115,100,000

Net asset value	$50.07	$50.11	$50.45

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$48,399,538	$—	$17,312,255
(b) Investments, at cost — Unaffiliated	$4,525,010,611	$293,587,118	$5,586,815,571
(c) Investments, at cost — Affiliated	$258,190,345	$—	$17,719,634
(d) Repurchase agreements, at cost — Unaffiliated	$125,000,000	$—	$252,000,000
(e) Foreign currency, at cost	$145,664	$—	$—

See notes to financial statements.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2021

	BlackRock Short Maturity Bond ETF	BlackRock Short Maturity Municipal Bond ETF	BlackRock Ultra Short-Term Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$63,163	$507	$4,492
Interest — Unaffiliated	46,783,783	1,672,710	28,109,648
Securities lending income — Affiliated — net	69,595	—	7,134
Other income — Unaffiliated	7,209	—	—

Total investment income	46,923,750	1,673,217	28,121,274

EXPENSES
Investment advisory fees	11,644,353	708,852	4,298,193
Miscellaneous	173	173	173

Total expenses	11,644,526	709,025	4,298,366

Less:
Investment advisory fees waived	(165,839)	—	—

Total expenses after fees waived	11,478,687	709,025	4,298,366

Net investment income	35,445,063	964,192	23,822,908

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	7,346,466	(3,492)	115,948
Investments — Affiliated	(5,160)	(1,263)	(28)
In-kind redemptions — Unaffiliated	124,644	—	—
Forward foreign currency exchange contracts	(3,524,633)	—	—
Foreign currency transactions	1,899,314	—	—

Net realized gain (loss)	5,840,631	(4,755)	115,920

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(10,670,239)	(395,104)	(9,452,665)
Investments — Affiliated	(2,581)	—	—
Forward foreign currency exchange contracts	1,145,432	—	—
Foreign currency translations	(23,133)	—	—

Net change in unrealized appreciation (depreciation)	(9,550,521)	(395,104)	(9,452,665)

Net realized and unrealized loss	(3,709,890)	(399,859)	(9,336,745)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,735,173	$564,333	$14,486,163

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Changes in Net Assets

	BlackRock Short Maturity Bond ETF		BlackRock Short Maturity Municipal Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$35,445,063	$110,901,012	$964,192	$2,385,820
Net realized gain (loss)	5,840,631	(36,619,969)	(4,755)	10,098
Net change in unrealized appreciation (depreciation)	(9,550,521)	(3,420,150)	(395,104)	293,177

Net increase in net assets resulting from operations	31,735,173	70,860,893	564,333	2,689,095

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(39,578,305)	(120,510,021)	(1,005,763)	(2,591,109)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	464,293,661	(1,812,860,054)	2,519,567	80,460,402

NET ASSETS
Total increase (decrease) in net assets	456,450,529	(1,862,509,182)	2,078,137	80,558,388
Beginning of year	4,397,749,503	6,260,258,685	291,090,864	210,532,476

End of year	$4,854,200,032	$4,397,749,503	$293,169,001	$291,090,864

(a) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock Ultra Short-Term Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$23,822,908	$45,288,500
Net realized gain (loss)	115,920	(948,450)
Net change in unrealized appreciation (depreciation)	(9,452,665)	6,306,873

Net increase in net assets resulting from operations	14,486,163	50,646,923

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(24,852,336)	(47,122,114)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	894,302,572	2,723,809,626

NET ASSETS
Total increase in net assets	883,936,399	2,727,334,435
Beginning of year	4,922,725,583	2,195,391,148

End of year	$5,806,661,982	$4,922,725,583

(a) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Short Maturity Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20		Year Ended 10/31/19		Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$50.15	$50.36		$50.12		$50.25	$50.17

Net investment income(a)	0.38	0.91		1.37		1.11	0.74
Net realized and unrealized gain (loss)(b)	(0.03)	(0.16)		0.21		(0.23)	0.04

Net increase from investment operations	0.35	0.75		1.58		0.88	0.78

Distributions(c)
From net investment income	(0.43)	(0.96)		(1.34)		(1.01)	(0.70)

Total distributions	(0.43)	(0.96)		(1.34)		(1.01)	(0.70)

Net asset value, end of year	$50.07	$50.15		$50.36		$50.12	$50.25

Total Return(d)
Based on net asset value	0.70%	1.51%		3.19%		1.78%	1.57%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%		0.25%		0.25%	0.25%

Total expenses after fees waived	0.25%	0.25%		0.25%		0.25%	0.25%

Net investment income	0.76%	1.81%		2.73%		2.21%	1.47%

Supplemental Data
Net assets, end of year (000)	$4,854,200	$4,397,750		$6,260,259		$4,981,818	$2,909,738

Portfolio turnover rate(e)	55%	67	%(f)	58	%(f)	48%	56%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)	Includes mortgage dollar roll transactions (“MDRs”).

See notes to financial statements.

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Short Maturity Municipal Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$50.19	$50.13	$49.85	$50.01	$50.02

Net investment income(a)	0.17	0.51	0.81	0.68	0.49
Net realized and unrealized gain (loss)(b)	(0.07)	0.13	0.26	(0.21)	(0.03)

Net increase from investment operations	0.10	0.64	1.07	0.47	0.46

Distributions(c)
From net investment income	(0.18)	(0.58)	(0.79)	(0.63)	(0.47)

Total distributions	(0.18)	(0.58)	(0.79)	(0.63)	(0.47)

Net asset value, end of year	$50.11	$50.19	$50.13	$49.85	$50.01

Total Return(d)
Based on net asset value	0.19%	1.29%	2.16%	0.95%	0.93%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Total expenses after fees waived	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	0.34%	1.02%	1.63%	1.35%	0.99%

Supplemental Data
Net assets, end of year (000)	$293,169	$291,091	$210,532	$127,111	$52,507

Portfolio turnover rate(e)	52%	108%	170%	221%	163%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Ultra Short-Term Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$50.54	$50.41	$50.15	$50.12	$50.04

Net investment income(a)	0.22	0.69	1.38	1.16	0.71
Net realized and unrealized gain (loss)(b)	(0.07)	0.25	0.23	(0.16)	0.02

Net increase from investment operations	0.15	0.94	1.61	1.00	0.73

Distributions(c)
From net investment income	(0.24)	(0.81)	(1.35)	(0.97)	(0.65)

Total distributions	(0.24)	(0.81)	(1.35)	(0.97)	(0.65)

Net asset value, end of year	$50.45	$50.54	$50.41	$50.15	$50.12

Total Return(d)
Based on net asset value	0.29%	1.89%	3.25%	2.02%	1.47%

Ratios to Average Net Assets
Total expenses	0.08%	0.08%	0.08%	0.08%	0.09%

Net investment income	0.44%	1.36%	2.74%	2.33%	1.43%

Supplemental Data
Net assets, end of year (000)	$5,806,662	$4,922,726	$2,195,391	$601,794	$187,932

Portfolio turnover rate(e)	47%	54%	16%	32%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

BlackRock ETF	Diversification Classification
Short Maturity Bond(a)	Diversified
Short Maturity Municipal Bond(b)	Diversified
Ultra Short-Term Bond(c)	Diversified

(a)	Formerly the iShares Short Maturity Bond ETF
(b)	Formerly the iShares Short Maturity Municipal Bond ETF
(c)	Formerly the iShares Ultra Short-Term Bond ETF

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g.,forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.
•	Repurchase agreements are valued at amortized cost, which approximates market value.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared agreements, a third party custodian maintains accounts to hold collateral

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the fund. In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects the fund’s obligation under bankruptcy law to return the excess to the counterparty.

The following table summarizes the open repurchase agreements as of October 31, 2021 which are subject to offset under an MRA:

BlackRock ETF and Counterparty	Market Value of Repurchase Agreements	Cash Collateral Received	Non-Cash Collateral Received	(a)	Net Amount
Short Maturity Bond
Goldman Sachs Inc.	$125,000,000	$—	$125,000,000		$—

Ultra Short-Term Bond
Bank of America Securities Inc.	$42,000,000	$—	$42,000,000		$—
Barclays Bank PLC	15,000,000	—	15,000,000		—
BNP Paribas	20,000,000	—	20,000,000		—
Citigroup Global Markets Inc.	21,000,000	—	21,000,000		—
Credit Suisse Securities (USA) LLC	35,000,000	—	35,000,000		—
Goldman Sachs Inc.	60,000,000	—	60,000,000		—
Mizuho Securities USA Inc.	17,000,000	—	17,000,000		—
Wells Fargo Securities LLC	42,000,000	—	42,000,000		—

	$252,000,000	$—	$252,000,000		$—

(a)

Collateral received in excess of the market value of repurchase agreements is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

BlackRock ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Short Maturity Bond
Barclays Bank PLC	$2,032,926	$2,032,926		$—	$—
BNP Paribas SA	3,992,425	3,992,425		—	—
BofA Securities, Inc.	2,119,619	2,119,619		—	—
Citigroup Global Markets, Inc.	111,346	111,346		—	—
Deutsche Bank Securities, Inc.	2,845,562	2,845,562		—	—
Goldman Sachs & Co. LLC	2,424,347	2,424,347		—	—
HSBC Securities (USA), Inc.	9,596,300	9,596,300		—	—
J.P. Morgan Securities LLC	13,547,074	13,547,074		—	—
Mitsubishi UFJ Securities Holdings Co., Ltd.	7,849,711	7,849,711		—	—
Morgan Stanley	3,109,246	3,109,246		—	—
Wells Fargo Securities LLC	770,982	770,982		—	—

	$48,399,538	$48,399,538		$—	$—

Ultra Short-Term Bond
Barclays Capital, Inc	$4,381,999	$4,381,999		$—	$—
BofA Securities, Inc	4,407,989	4,407,989		—	—
Nomura Securities International, Inc	203,566	203,566		—	—
Toronto Dominion Bank	3,230,037	3,230,037		—	—
Wells Fargo Securities LLC	5,088,664	5,088,664		—	—

	$17,312,255	$17,312,255		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

BlackRock ETF	Investment Advisory Fee
Short Maturity Bond	0.25%
Short Maturity Municipal Bond	0.25
Ultra Short-Term Bond	0.08

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

Effective December 17, 2020, BFA has contractually agreed to waive a portion of its investment advisory fees for the BlackRock Short Maturity Bond ETF through February 28, 2025 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

BlackRock ETF	Amounts waived
Short Maturity Bond	$165,839

Effective April 27, 2021, BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the BlackRock Ultra Short-Term Bond ETF.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements (continued)

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

BlackRock ETF	Fees Paid to BTC

Short Maturity Bond	$29,033
Ultra Short-Term Bond	2,923

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

BlackRock ETF	Purchases	Sales	Net Realized Gain (Loss)

Short Maturity Municipal Bond	$—	$700,007	$—
Ultra Short-Term Bond	—	6,775,672	—

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	U.S. Government Securities		Other Securities

BlackRock ETF	Purchases	Sales	Purchases	Sales

Short Maturity Bond	$—	$—	$2,640,319,479	$2,125,525,465
Short Maturity Municipal Bond	—	—	168,442,560	128,920,576
Ultra Short-Term Bond	9,988,046	25,000,000	1,793,450,194	903,776,300

For the year ended October 31, 2021, in-kind transactions were as follows:

BlackRock ETF	In-kind Purchases	In-kind Sales

Short Maturity Bond	$—	$25,891,499

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

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Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2021, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

BlackRock ETF	Paid-in Capital	Accumulated Earnings (Loss)
Short Maturity Bond	$124,644	$(124,644)

The tax character of distributions paid was as follows:

BlackRock ETF	Year Ended 10/31/21	Year Ended 10/31/20
Short Maturity Bond
Ordinary income	$39,578,305	$120,510,021

Short Maturity Municipal Bond
Tax-exempt income(a)	$1,005,763	$2,591,109

Ultra Short-Term Bond
Ordinary income	$24,852,336	$47,122,114

(a)	The Funds designate these amounts paid during the fiscal year ended October 31, 2021, as exempt-interest dividends.

As of October 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

BlackRock ETF	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
Short Maturity Bond	$2,213,254	$—	$(31,169,742)	$1,603,221		$(27,353,267)
Short Maturity Municipal Bond	—	47,551	(119,615)	388,942		316,878
Ultra Short-Term Bond	1,842,986	—	(1,276,656)	1,461,356		2,027,686

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and amortization methods for premiums and discounts on fixed income securities.

For the year ended October 31, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

BlackRock ETF	Utilized
Short Maturity Bond	$4,504,306

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

BlackRock ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short Maturity Bond	$4,910,269,718	$8,434,847	$(6,834,875)	$1,599,972
Short Maturity Municipal Bond	293,607,639	493,341	(104,399)	388,942
Ultra Short-Term Bond	5,856,992,328	4,769,858	(3,308,502)	1,461,356

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements (continued)

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBORTransition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

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Notes to Financial Statements (continued)

	Year Ended 10/31/21		Year Ended 10/31/20
BlackRock ETF	Shares	Amount	Shares	Amount

Short Maturity Bond
Shares sold	18,900,000	$948,305,065	31,750,000	$1,591,851,892
Shares redeemed	(9,650,000)	(484,011,404)	(68,350,000)	(3,404,711,946)

Net increase (decrease)	9,250,000	$464,293,661	(36,600,000)	$(1,812,860,054)

Short Maturity Municipal Bond
Shares sold	1,250,000	$62,769,891	2,700,000	$135,259,060
Shares redeemed	(1,200,000)	(60,250,324)	(1,100,000)	(54,798,658)

Net increase	50,000	$2,519,567	1,600,000	$80,460,402

Ultra Short-Term Bond
Shares sold	30,000,000	$1,515,394,891	65,500,000	$3,306,802,714
Shares redeemed	(12,300,000)	(621,092,319)	(11,650,000)	(582,993,088)

Net increase	17,700,000	$894,302,572	53,850,000	$2,723,809,626

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and Shareholders of BlackRock Short Maturity Bond

ETF, BlackRock Short Maturity Municipal Bond ETF and BlackRock Ultra Short-Term Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Short Maturity Bond ETF, BlackRock Short Maturity Municipal Bond ETF and BlackRock Ultra Short-Term Bond ETF (three of the funds constituting iShares U.S. ETF Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2021:

iShares ETF	Interest Dividends
Short Maturity Bond	$37,846,199
Ultra Short-Term Bond	24,431,586

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2021:

iShares ETF	Interest-Related Dividends
Short Maturity Bond	$28,611,897
Ultra Short-Term Bond	20,284,395

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2021:

iShares ETF	Federal Obligation Interest
Short Maturity Bond	$31,001
Ultra Short-Term Bond	4,757

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

I M P O R T A N T T A X I N F O R M A T I O N	51

Board Review and Approval of Investment Advisory Contract

BlackRock Short Maturity Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized

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Board Review and Approval of Investment Advisory Contract  (continued)

that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

BlackRock Short Maturity Municipal Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	53

Board Review and Approval of Investment Advisory Contract  (continued)

Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

BlackRock Ultra Short-Term Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (BIL), (together the Advisory Agreements”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	55

Board Review and Approval of Investment Advisory Contract  (continued)

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BlackRock International Limited (BIL); (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BlackRock International Limited (BIL) for sub-advisory services, and there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement(s).

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and BlackRock International Limited (BIL) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of the Sub-Advisor(s), as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management processes and strategies for BFA and BlackRock International Limited (BIL), which were provided at the May 7, 2021 meeting and throughout the year and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	57

Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
BlackRock ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Short Maturity Bond	$0.429884	$—	$—	$0.429884	100%	—%	—%	100%
Short Maturity Municipal Bond	0.177534	—	—	0.177534	100	—	—	100
Ultra Short-Term Bond	0.237095	—	—	0.237095	100	—	—	100

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 375 funds as of October 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since (2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	59

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (60)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	61

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	Ambac Assurance Corp.

BAM	Build America Mutual Assurance Co.

CLO	Collateralized Loan Obligation

COP	Certificates of Participation

CR	Custodian Receipt

FHA	Federal Housing Administration

GO	General Obligation

GOL	General Obligation Limited

GTD	Guaranteed

LIBOR	London Interbank Offered Rate

NPFGC	National Public Finance Guarantee Corp.

Currency Abbreviations

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviations - Fixed Income (continued)

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bond

SAP	Subject to Appropriations

SAW	State Aid Withholding

SOFR	Secured Overnight Financing Rate

ST	Special Tax

Counterparty Abbreviations

BBP	Barclays Bank PLC Wholesale

BNP	BNP Paribas SA

GS	Goldman Sachs & Co.

SSB	State Street Bank and Trust Co.

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1008-1021

OCTOBER 31, 2021

2021 Annual Report

iShares U.S. ETF Trust

•	iShares Inflation Hedged Corporate Bond ETF | LQDI | Cboe BZX

•	iShares Interest Rate Hedged Corporate Bond ETF | LQDH | NYSE Arca

•	iShares Interest Rate Hedged High Yield Bond ETF | HYGH | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares U.S. ETF Trust

U.S. Bond Market Overview

The U.S. bond market declined slightly for the 12 months ended October 31, 2021 (“reporting period”). The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -0.48%.

The U.S. economy continued to recover from the effects of the coronavirus pandemic, growing at a brisk pace during the reporting period. Driven by strong consumer spending and significant fiscal and monetary stimulus, U.S. growth outpaced most other developed economies. An ongoing COVID-19 vaccination program helped accelerate the easing of pandemic-related restrictions, and consumers returned to activities that were previously curtailed, such as travel, restaurant dining, and in-person shopping. Spending on goods also remained elevated, leading imports to rise to an all-time high.

However, this robust consumer demand combined with continued pandemic-related disruptions to the global supply chain led to significantly higher inflation. Similarly, in the labor market, the reopening economy and pent-up demand meant that hiring accelerated, and the unemployment rate fell substantially. Nonetheless, total employment remained notably below pre-pandemic levels and job openings reached a record high despite rising wages. Elevated demand drove an increase in industrial production, although rising commodities prices and supply delays constrained growth, particularly late in the reporting period. The emergence of the highly contagious Delta variant, which was responsible for a significant rise in cases beginning late in summer 2021, also weighed on the economy.

The U.S. Federal Reserve Bank (“Fed”) continued to keep short-term interest rates at near-zero levels and maintained a significant bond-buying program for U.S. Treasuries and mortgage-backed securities, although it discontinued its corporate bond purchasing program. The Fed indicated that it would begin slowing its bond buying activities late in 2021 and signaled that an interest rate increase could be possible in 2022. However, the improving employment environment and a sharp rise in inflation led investors to anticipate a more accelerated tightening of monetary policy. Trading activity showed that investors view multiple interest rate increases as probable in 2022.

U.S. Treasuries declined, as inflation increased, and investors moved toward equities and lower-rated bonds. Rising domestic inflation expectations pressured U.S. Treasuries, which typically lose value in an inflationary environment. U.S. Treasury yields (which move inversely to prices) began the reporting period near historic lows, but generally rose as inflation increased and the economy continued to strengthen. Yields of U.S. Treasuries with intermediate- and long-term maturities, which are more sensitive to inflation, generally increased more than short-term U.S. Treasuries. However, long-term U.S. Treasury yields rose less than intermediate-term U.S. Treasury yields, with two-year, 10-year, and 30-year U.S. Treasury yields rising by 0.34%, 0.67%, and 0.28%, respectively.

Mortgage-backed securities (“MBS”) declined slightly, despite ongoing support from Fed bond purchasing. MBS performance was constrained by prepayments, as homeowners took advantage of low mortgage rates to refinance their mortgages at a lower interest rate.

On the upside, most corporate bonds advanced for the reporting period, particularly lower-rated corporate bonds. A narrowing yield spread (the difference between yields on corporate bonds and U.S. Treasuries) buoyed the performance of corporate bonds compared to U.S. Treasuries. Investors’ ongoing search for yield in a low interest rate environment drove the decline in the yield spread and supported corporate bond prices. High-yield bonds gained the most, as investors’ concerns about solvency abated alongside the growing economy, and the Fed’s support led to high investor confidence. Corporate bond issuance was elevated by historical standards as companies took advantage of low yields to refinance and lock in advantageous borrowing costs.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Inflation Hedged Corporate Bond ETF

Investment Objective

The iShares Inflation Hedged Corporate Bond ETF (the “Fund”) seeks to mitigate the inflation risk of a portfolio composed of U.S. dollar-denominated, investment grade corporate bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ Investment Grade Corporate Bond ETF. The Fund attempts to mitigate the inflation risk of the underlying fund by holding inflation swaps.

Effective December 1, 2021, the Fund will change from operating as a transparent active ETF to tracking an underlying index, the BlackRock Inflation Hedged Corporate Bond Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	12.60%	8.92%	12.60%	34.69%
Fund Market	12.53	9.10	12.53	35.48
Markit iBoxx® USD Liquid Investment Grade Inflation Hedged Index	15.91	10.13	15.91	39.87

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/8/18. The first day of secondary market trading was 5/10/18.

The Markit iBoxx® USD Liquid Investment Grade Inflation Hedged Index is an unmanaged index that is designed to reflect the inflation hedged performance of U.S. dollar-denominated investment-grade corporate debt.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$1,000.00	$1,070.00	$0.26		$1,000.00	$1,025.00	$0.26		0.05%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021 (continued)	iShares® Inflation Hedged Corporate Bond ETF

Portfolio Management Commentary

The Fund posted a positive return for the reporting period, largely driven by the strong performance of inflation-hedging securities in an environment of rising inflation. The Fund’s inflation hedge contributed the majority of the Fund’s return amid investors’ increasing inflation expectations. Inflation rose consistently during the reporting period due to the reopening of the global economy, persistent fiscal and monetary stimulus, and supply chain bottlenecks. Meanwhile, corporate yield spreads (the difference between yields of corporate bonds and U.S. Treasuries) declined, which supported corporate bond prices, while the relatively high yields of corporate bonds also helped the Fund’s performance.

On an unhedged basis, bonds issued by energy companies were the largest contributors to the Fund’s return. Oil prices more than doubled during the reporting period, as robust demand from the economic recovery met supply disruptions. Bonds issued by financial companies, especially banks, were also solid contributors to the Fund’s performance, as banks benefited from rising earnings, increased loan issuance, and somewhat higher bond yields relative to other types of corporate bonds. In the consumer non-cyclicals sector, bonds issued by food and beverage companies advanced, as an increase in consumption of alcohol and stockpiling of staples since the onset of the coronavirus pandemic continued throughout the reporting period. From a maturity perspective, the longest-term bonds contributed the most to the Fund’s return, as investors sought higher yields in the low interest rate environment.

In terms of the performance of the inflation hedge, the portfolio managers sought to mitigate the impact of inflation by using zero-coupon Consumer Price Index inflation swaps. These securities posted strong gains, as inflation expectations rose sharply during the reporting period to a seven-year high, reflecting higher realized inflation and concern that inflation could erode the value of fixed-income investments. The hedge, which is designed to offset the inflation risk of the entire Fund, was very effective during the reporting period, as it increased in value at a higher rate than inflation rose.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	95.0%
Short-term Investments	45.4
Swaps, net cumulative appreciation	3.8
Other assets less liabilities	(44.2)

ALLOCATION BY CREDIT QUALITY (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)
Aaa	1.7%
Aa	7.0
A	40.9
Baa	47.5
Ba	2.2
Not Rated	0.7

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

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Fund Summary as of October 31, 2021	iShares® Interest Rate Hedged Corporate Bond ETF

Investment Objective

The iShares Interest Rate Hedged Corporate Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, investment-grade corporate bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ Investment Grade Corporate Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps.

Effective December 1, 2021, the Fund will change from operating as a transparent active ETF to tracking an underlying index, the BlackRock Interest Rate Hedged Corporate Bond Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	6.46%	3.79%	2.34%	6.46%	20.42%	18.73%
Fund Market	6.37	3.79	2.36	6.37	20.44	18.90
Markit iBoxx® USD Liquid Investment Grade Interest Rate Hedged Swaps Index	6.74	3.88	2.72	6.74	20.95	22.08

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/27/14. The first day of secondary market trading was 5/28/14.

The Markit iBoxx® USD Liquid Investment Grade Interest Rate Hedged Swaps Index is an unmanaged index that is designed to reflect the duration hedged performance of U.S. dollar-denominated investment-grade corporate debt.

The Markit iBoxx® USD Liquid Investment Grade Interest Rate Hedged Swaps Index reflects the performance of the Markit iBoxx® USD Liquid Investment Grade Interest Rate Hedged Index through June 16, 2016 and beginning June 17, 2016 reflects the performance of the Markit iBoxx® USD Liquid Investment Grade Interest Rate Hedged Swaps Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$1,000.00	$1,009.60	$0.51		$1,000.00	$1,024.70	$0.51		0.10%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2021 (continued)	iShares® Interest Rate Hedged Corporate Bond ETF

Portfolio Management Commentary

The Fund posted a positive return for the reporting period despite rising long-term interest rates. The Fund’s interest rate hedge contributed the most to the Fund’s return, as the rising interest rate environment increased the value of the hedge. Similarly, corporate yield spreads (the difference between yields of corporate bonds and U.S. Treasuries) declined, which supported corporate bond prices, while the relatively high yields of corporate bonds also helped the Fund’s performance.

On an unhedged basis, bonds issued by energy companies were the largest contributors to the Fund’s return. Oil prices more than doubled during the reporting period, as robust demand from the economic recovery met supply disruptions. Bonds issued by financial companies, especially banks, were also solid contributors to the Fund’s performance, as banks benefited from rising earnings, increased loan issuance, and somewhat higher bond yields relative to other types of corporate bonds. In the consumer non-cyclicals sector, bonds issued by food and beverage companies advanced, as an increase in consumption of alcohol and stockpiling of staples since the onset of the coronavirus pandemic continued throughout the reporting period. From a maturity perspective, the longest-term bonds contributed the most to the Fund’s return, as investors sought higher yields in the low interest rate environment.

Interest rate hedging activity was beneficial to the Index’s performance. Typically, increasing interest rates reduce the price of existing bonds, meaning a rise in interest rates detracts from bond fund performance. Conversely, decreasing interest rates usually increase bond prices. An interest rate hedged fund attempts to avoid these fluctuations by offsetting interest rate risk, primarily using interest rate swaps and U.S. Treasury futures contracts.

The Fund’s interest rate hedge seeks near-zero interest rate sensitivity. Consequently, the Fund’s return was minimally affected by interest rate fluctuations during the reporting period. With interest rate sensitivity hedged, the Fund fluctuated based on direct exposure to the yield premium of investment-grade corporate bonds, independent of rising interest rates.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	99.0%
Short-term Investments	46.1
Swaps, net cumulative appreciation	2.7
Other assets less liabilities	(47.8)

ALLOCATION BY CREDIT QUALITY (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)
Aaa	1.7%
Aa	7.0
A	40.9
Baa	47.5
Ba	2.2
Not Rated	0.7

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Interest Rate Hedged High Yield Bond ETF

Investment Objective

The iShares Interest Rate Hedged HighYield Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, high yield corporate bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ High Yield Corporate Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps.

Effective December 1, 2021, the Fund will change from operating as a transparent active ETF to tracking an underlying index, the BlackRock Interest Rate Hedged High Yield Bond Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	9.70%	5.03%	3.17%	9.70%	27.78%	26.12%
Fund Market	9.62	5.02	3.17	9.62	27.77	26.15
Markit iBoxx® USD Liquid High Yield Interest Rate Hedged Swaps Index	10.60	5.15	3.67	10.60	28.54	30.67

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/27/14. The first day of secondary market trading was 5/28/14.

The Markit iBoxx® USD Liquid High Yield Interest Rate Hedged Swaps Index is an unmanaged index that reflects the duration hedged performance of U.S. dollar-denominated high yield corporate debt.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$1,000.00	$1,017.40	$0.25		$1,000.00	$1,025.00	$0.26		0.05%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2021 (continued)	iShares® Interest Rate Hedged High Yield Bond ETF

Portfolio Management Commentary

The Fund posted a positive return for the reporting period. High-yield credit spreads, the difference in yield between high-yield bonds and U.S. Treasuries, declined to record lows during the reporting period due to healthy corporate balance sheets combined with strong investor demand. Previous downgrading of companies’ credit quality led to investor expectations of subsequent upgrades, contributing to the fall in yields. Rising interest rates also increased the value of the Fund’s hedge.

On an unhedged basis, bonds issued by energy companies were the largest contributors to the Fund’s return. Oil prices more than doubled during the reporting period, as robust demand from the economic recovery met supply disruptions. Consumer-oriented sectors were also strong contributors to the Fund’s performance, as rising wages and pent-up demand drove consumer spending on a wide variety of items, which led to strong performance in many industries, including automotive, gaming, healthcare, and food and beverage. Bonds issued by companies in the communications sector also posted gains, as remote work, learning, and entertainment led to a surge in demand for voice and data traffic. Most industries in the financial sector also benefited broadly from a rebound in global economic activity, especially real estate investment trusts, as business fundamentals improved.

Rising interest rates during the reporting period led to positive performance from hedging activity, which was the largest contributor to the Fund’s return. Typically, increasing interest rates reduce the price of existing bonds, meaning a rise in interest rates detracts from bond fund performance. Conversely, decreasing interest rates usually increase bond prices. An interest rate hedged fund attempts to avoid these fluctuations by offsetting interest rate risk, primarily using interest rate swaps and U.S. Treasury futures contracts.

The Fund’s interest rate hedge seeks near-zero interest rate sensitivity. Consequently, the Fund’s return was minimally affected by interest rate fluctuations during the reporting period. With interest rate sensitivity hedged, the Fund fluctuated based on direct exposure to the yield premium of high-yield corporate bonds, independent of rising interest rates.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	96.5%
Short-term Investments	43.1
Swaps, net cumulative appreciation	0.8
Other assets less liabilities	(40.4)

ALLOCATION BY CREDIT QUALITY (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)
Baa	3.5%
Ba	49.2
B	35.8
Caa	10.3
Ca	0.2
Not Rated	1.0

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	11

Schedule of Investments October 31, 2021	iShares® Inflation Hedged Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 95.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)(b)	519,893	$69,395,318

Total Investment Companies — 95.0% (Cost: $69,210,295)		69,395,318

Short-Term Investments

Money Market Funds — 45.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(a)(c)(d)	32,582,611	32,598,902
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(c)	600,000	600,000

		33,198,902

Total Short-Term Investments — 45.4% (Cost: $33,198,903)		33,198,902

Total Investments in Securities — 140.4% (Cost: $102,409,198)		102,594,220

Other Assets, Less Liabilities — (40.4)%		(29,521,412)

Net Assets — 100.0%		$73,072,808

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$8,309,664	$24,291,532	(a)	$—	$(3,123)	$829	$32,598,902	32,582,611	$54,024	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	330,000	270,000	(a)	—	—	—	600,000	600,000	177		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	16,463,367	55,923,856		(2,645,469)	323,059	(669,495)	69,395,318	519,893	701,126		—

					$319,936	$(668,666)	$102,594,220		$755,327		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts 5-Year U.S. Treasury Note	6	12/31/21	$730	$(11,023)

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Inflation Hedged Corporate Bond ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Ultra Long U.S. Treasury Bond	4	12/31/21	$877	$(3,912)

				(14,935)

Short Contracts
10-Year U.S. Ultra Long Treasury Bond	(1)	12/21/21	145	3,119
U.S. Long Bond	(4)	12/21/21	643	(6,099)
Ultra Long U.S. Treasury Bond	(2)	12/21/21	393	(9,940)

				(12,920)

				$(27,855)

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency			Value

		U.S. CPI Urban
1.74%	At Termination	Consumers NSA	At Termination	08/20/22	$(10)	$633	$—	$633
		U.S. CPI Urban
1.75%	At Termination	Consumers NSA	At Termination	08/20/23	(10)	793	—	793
		U.S. CPI Urban
2.97%	At Termination	Consumers NSA	At Termination	10/13/24	(4,000)	40,332	42	40,290
		U.S. CPI Urban
1.80%	At Termination	Consumers NSA	At Termination	08/20/25	(10)	1,027	—	1,027
		U.S. CPI Urban
2.57%	At Termination	Consumers NSA	At Termination	04/19/26	(1,250)	66,055	17	66,038
		U.S. CPI Urban
2.70%	At Termination	Consumers NSA	At Termination	09/01/26	(2,500)	58,266	14	58,252
		U.S. CPI Urban
2.68%	At Termination	Consumers NSA	At Termination	09/07/26	(2,000)	47,372	27	47,345
		U.S. CPI Urban
2.74%	At Termination	Consumers NSA	At Termination	09/15/26	(2,000)	38,624	27	38,597
		U.S. CPI Urban
2.92%	At Termination	Consumers NSA	At Termination	10/21/26	(3,500)	26,729	46	26,683
		U.S. CPI Urban
3.13%	At Termination	Consumers NSA	At Termination	10/27/26	(10,000)	(33,898)	133	(34,031)
		U.S. CPI Urban
3.15%	At Termination	Consumers NSA	At Termination	10/29/26	(2,000)	(9,374)	27	(9,401)
		U.S. CPI Urban
2.37%	At Termination	Consumers NSA	At Termination	05/15/28	(1,775)	98,251	41	98,210
		U.S. CPI Urban
2.66%	At Termination	Consumers NSA	At Termination	10/01/28	(2,000)	38,481	37	38,444
		U.S. CPI Urban
2.96%	At Termination	Consumers NSA	At Termination	10/26/28	(3,000)	(13,152)	55	(13,207)
		U.S. CPI Urban
3.01%	At Termination	Consumers NSA	At Termination	10/27/28	(2,000)	(15,331)	37	(15,368)
		U.S. CPI Urban
2.97%	At Termination	Consumers NSA	At Termination	11/01/28	(2,000)	(9,757)	37	(9,794)
		U.S. CPI Urban
2.19%	At Termination	Consumers NSA	At Termination	12/03/28	(2,663)	206,034	(74,540)	280,574
		U.S. CPI Urban
1.89%	At Termination	Consumers NSA	At Termination	08/20/30	(1,410)	192,006	28,433	163,573
		U.S. CPI Urban
1.90%	At Termination	Consumers NSA	At Termination	08/20/30	(5,900)	798,904	33,637	765,267
		U.S. CPI Urban
2.24%	At Termination	Consumers NSA	At Termination	01/12/31	(2,000)	177,872	47	177,825

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2021	iShares® Inflation Hedged Corporate Bond ETF

Centrally Cleared Inflation Swaps (continued)

Paid by the Fund		Received by the Fund		Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Reference	Frequency	Rate	Frequency	Date	(000)	Value	(Received)	(Depreciation)

		U.S. CPI Urban
2.40%	At Termination	Consumers NSA	At Termination	02/09/31	$(3,000)	$ 211,806	$70	$211,736
		U.S. CPI Urban
2.47%	At Termination	Consumers NSA	At Termination	04/07/31	(2,000)	123,005	47	122,958
		U.S. CPI Urban
2.67%	At Termination	Consumers NSA	At Termination	05/19/31	(1,000)	35,286	23	35,263
		U.S. CPI Urban
2.57%	At Termination	Consumers NSA	At Termination	06/02/31	(3,000)	137,045	2,870	134,175
		U.S. CPI Urban
2.60%	At Termination	Consumers NSA	At Termination	09/30/31	(2,000)	33,540	47	33,493
		U.S. CPI Urban
2.40%	At Termination	Consumers NSA	At Termination	06/29/41	(500)	24,449	19	24,430
		U.S. CPI Urban
2.45%	At Termination	Consumers NSA	At Termination	06/29/41	(1,000)	38,584	38	38,546
		U.S. CPI Urban
2.38%	At Termination	Consumers NSA	At Termination	07/16/41	(300)	14,829	4	14,825
		U.S. CPI Urban
2.40%	At Termination	Consumers NSA	At Termination	05/15/48	(362)	12,134	(30,782)	42,916
		U.S. CPI Urban
1.83%	At Termination	Consumers NSA	At Termination	10/18/49	(418)	104,119	(11,789)	115,908
		U.S. CPI Urban
1.94%	At Termination	Consumers NSA	At Termination	08/20/50	(10)	2,374	—	2,374
		U.S. CPI Urban
1.95%	At Termination	Consumers NSA	At Termination	08/20/50	(600)	140,419	16,730	123,689
		U.S. CPI Urban
2.23%	At Termination	Consumers NSA	At Termination	01/06/51	(300)	36,987	15	36,972
		U.S. CPI Urban
2.41%	At Termination	Consumers NSA	At Termination	07/30/51	(1,000)	34,719	49	34,670
		U.S. CPI Urban
2.42%	At Termination	Consumers NSA	At Termination	08/02/51	(2,000)	58,610	98	58,512

						$2,717,773	$(34,444)	$2,752,217

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$82,667	$(117,111)	$2,834,018	$(81,801)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Interest Rate Contracts	Inflation Linked Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$3,119	$—	$3,119
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$2,834,018	$2,834,018

	$3,119	$2,834,018	$2,837,137

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Inflation Hedged Corporate Bond ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Interest Rate Contracts	Inflation Linked Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$30,974	$—	$30,974
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$—	$81,801	$81,801

	$30,974	$81,801	$112,775

(a)

Net cumulative appreciation (depreciation) on futures contracts and centrally cleared inflation swaps contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Interest Rate Contracts	Inflation Linked Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$(98,154)	$—	$(98,154)
Swaps	—	404,190	404,190

	$(98,154)	$404,190	$306,036

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(6,454)	$—	$(6,454)
Swaps	—	2,803,908	2,803,908

	$(6,454)	$2,803,908	$2,797,454

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,373,633
Average notional value of contracts — short	$(531,356)
Inflation swaps:
Average notional value — pays fixed rate	$34,981,200

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2021	iShares® Inflation Hedged Corporate Bond ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$69,395,318	$—	$—	$69,395,318
Money Market Funds	33,198,902	—	—	33,198,902

	$102,594,220	$—	$—	$102,594,220

Derivative financial instruments(a)
Assets
Futures Contracts	$3,119	$—	$—	$3,119
Swaps	—	2,834,018	—	2,834,018
Liabilities
Futures Contracts	(30,974)	—	—	(30,974)
Swaps	—	(81,801)	—	(81,801)

	$(27,855)	$2,752,217	$—	$2,724,362

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® Interest Rate Hedged Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)(b)(c)	5,311,881	$709,029,875

Total Investment Companies — 99.0% (Cost: $707,005,068)
		709,029,875

Short-Term Investments

Money Market Funds — 46.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(a)(d)(e)	322,459,229	322,620,459
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(d)	7,390,000	7,390,000

		330,010,459

Total Short-Term Investments — 46.1% (Cost: $330,010,459)		330,010,459

Total Investments in Securities — 145.1% (Cost: $1,037,015,527)		1,039,040,334

Other Assets, Less Liabilities — (45.1)%		(322,950,776)

Net Assets — 100.0%		$716,089,558

(a)	Affiliate of the Fund.
(b)	All or a portion of the security has been pledged in connection with outstanding centrally cleared swaps.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$173,299,904	$149,366,273	(a)	$—		$(63,036)	$17,318	$322,620,459	322,459,229	$943,860	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	11,240,000	—		(3,850,000	)(a)	—	—	7,390,000	7,390,000	2,838		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	445,044,213	381,035,380		(119,480,304)		6,670,564	(4,239,978)	709,029,875	5,311,881	12,346,167		—

						$6,607,528	$(4,222,660)	$1,039,040,334		$13,292,865		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

1.17%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	12/08/21	$(41,731)	$(47,568)	$(31,558)	$(16,010)
0.23%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	10/19/22	(57,770)	40,699	934	39,765
2.38%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	01/12/23	(14,338)	(345,291)	(272,001)	(73,290)

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2021	iShares® Interest Rate Hedged Corporate Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	(000)	Value	(Received)	(Depreciation)

2.46%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	01/12/25	$(29,448)	$(1,369,026)	$(1,800,764)	$431,738
0.35%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/22/25	(36,500)	1,076,644	20,557	1,056,087
0.40%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	10/19/25	(70,900)	2,014,212	588,048	1,426,164
0.93%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	05/17/26	(1,000)	11,802	8	11,794
0.93%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	05/17/26	(17,100)	202,581	(6,327)	208,908
0.86%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	08/23/26	(8,000)	134,536	70	134,466
0.92%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/14/26	(5,600)	81,565	50	81,515
0.87%	Annual	1-Year SOFR, 0.05%	Annual	N/A	10/01/26	(7,500)	44,061	67	43,994
1.01%	Annual	1-Year SOFR, 0.05%	Annual	N/A	10/29/26	(950)	(434)	9	(443)
0.49%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/22/27	(65,232)	3,138,572	847,169	2,291,403
1.08%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	08/19/28	(11,800)	256,892	12,674	244,218
3.25%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	10/18/28	(34,860)	(4,268,447)	(5,301,441)	1,032,994
1.19%	Annual	1-Year SOFR, 0.05%	Annual	N/A	10/20/28	(38,300)	(65,625)	493	(66,118)
1.23%	Annual	1-Year SOFR, 0.05%	Annual	N/A	10/22/28	(1,460)	(6,533)	19	(6,552)
0.77%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	04/01/30	(18,514)	1,106,395	(138,285)	1,244,680
0.78%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	10/19/30	(27,400)	1,796,084	453	1,795,631
1.22%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	02/12/31	(25,180)	767,996	890,446	(122,450)
1.63%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	05/25/31	(18,080)	(80,180)	(148,883)	68,703
1.03%	Annual	1-Year SOFR, 0.05%	Annual	N/A	08/23/31	(1,000)	26,101	16	26,085
1.28%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	08/23/31	(5,000)	145,132	79	145,053
1.37%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/22/31	(10,460)	217,992	166	217,826
1.43%	Annual	1-Year SOFR, 0.05%	Annual	N/A	10/28/31	(7,000)	(76,858)	114	(76,972)
0.91%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/25/35	(26,000)	2,618,287	131,500	2,486,787
1.59%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/14/36	(3,200)	55,385	63	55,322
1.44%	Annual	1-Year SOFR, 0.05%	Annual	N/A	10/05/36	(3,600)	(6,281)	72	(6,353)
1.46%	Annual	1-Year SOFR, 0.05%	Annual	N/A	10/29/36	(8,360)	(45,810)	168	(45,978)
2.34%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	12/08/36	(20,706)	(1,745,784)	(2,278,568)	532,784
1.11%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	10/19/40	(21,700)	2,390,898	1,240,757	1,150,141
2.03%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	05/17/41	(14,180)	(622,334)	(535,273)	(87,061)
1.57%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	08/23/41	(17,970)	621,620	38,322	583,298
0.86%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	03/30/45	(23,747)	4,312,532	1,172,624	3,139,908
1.16%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	10/19/45	(23,700)	2,948,953	3,898,543	(949,590)
1.61%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	08/23/46	(4,820)	165,230	12,983	152,247
1.58%	Annual	1-Year SOFR, 0.05%	Annual	N/A	10/01/46	(3,000)	(71,508)	82	(71,590)
1.67%	Annual	1-Year SOFR, 0.05%	Annual	N/A	10/12/46	(4,700)	(197,402)	131	(197,533)
1.66%	Annual	1-Year SOFR, 0.05%	Annual	N/A	10/22/46	(2,190)	(88,608)	61	(88,669)
1.06%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/18/50	(22,605)	3,726,804	463,932	3,262,872
1.18%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	10/19/50	(18,750)	2,543,988	2,460,004	83,984
2.08%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	05/17/51	(5,900)	(463,711)	(25,818)	(437,893)
1.63%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/16/51	(2,500)	75,089	77	75,012
1.52%	Annual	1-Year SOFR, 0.05%	Annual	N/A	09/29/51	(4,900)	(80,769)	151	(80,920)
1.55%	Annual	1-Year SOFR, 0.05%	Annual	N/A	10/20/51	(8,600)	(204,851)	(2,655)	(202,196)

							$20,733,030	$1,239,269	$19,493,761

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$11,780,842	$(10,541,573)	$22,023,379	$(2,529,618)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Interest Rate Hedged Corporate Bond ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Interest Rate Contracts

Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$22,023,379

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$2,529,618

(a)

Net cumulative appreciation (depreciation) on centrally cleared interest rate swaps contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Interest Rate Contracts

Net Realized Gain (Loss) from:
Swaps	$433,028

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$15,640,151

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$629,011,800

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$709,029,875	$—	$—	$709,029,875
Money Market Funds	330,010,459	—	—	330,010,459

	$1,039,040,334	$—	$—	$1,039,040,334

Derivative financial instruments(a)
Assets
Swaps	$—	$22,023,379	$—	$22,023,379
Liabilities
Swaps	—	(2,529,618)	—	(2,529,618)

	$—	$19,493,761	$—	$19,493,761

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments October 31, 2021	iShares® Interest Rate Hedged High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 96.5%
iShares iBoxx $ High Yield Corporate Bond ETF(a)(b)	1,508,855	$131,164,765

Total Investment Companies — 96.5% (Cost: $132,323,116)		131,164,765

Short-Term Investments

Money Market Funds — 43.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(a)(c)(d)	56,290,502	56,318,647
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(c)	2,310,000	2,310,000

		58,628,647

Total Short-Term Investments — 43.1% (Cost: $58,628,647)		58,628,647

Total Investments in Securities — 139.6% (Cost: $190,951,763)		189,793,412

Other Assets, Less Liabilities — (39.6)%		(53,872,959)

Net Assets — 100.0%		$135,920,453

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$31,857,833	$24,470,449	(a)	$—	$(12,818)	$3,183	$56,318,647	56,290,502	$504,630	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	550,000	1,760,000	(a)	—	—	—	2,310,000	2,310,000	282		—
iShares iBoxx $ High Yield Corporate Bond ETF	60,409,118	86,939,538		(18,144,223)	19,536	1,940,796	131,164,765	1,508,855	3,591,951		—

					$6,718	$1,943,979	$189,793,412		$4,096,863		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	(000)	Value	(Received)	(Depreciation)

0.22%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/18/22	$(11,150)	$5,946	$486	$5,460
2.38%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	01/12/23	(13,705)	(330,047)	3,306	(333,353)
0.33%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	06/30/23	(8,900)	32,235	33	32,202
0.44%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	06/17/24	(6,120)	68,480	6,839	61,641
0.33%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/15/25	(28,900)	865,526	125,033	740,493

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Interest Rate Hedged High Yield Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	(000)	Value	(Received)	(Depreciation)

0.87%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	06/17/26	$(5,600)	$84,408	$(13,067)	$97,475
0.87%	Annual	1-Year SOFR, 0.05%	Annual	N/A	09/29/26	(3,850)	21,738	35	21,703
1.42%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	04/07/28	(9,450)	(21,042)	(56,615)	35,573
1.23%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	06/08/28	(5,780)	60,415	(26,458)	86,873
1.12%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/03/28	(1,960)	39,102	24	39,078
1.14%	Annual	1-Year SOFR, 0.05%	Annual	N/A	10/12/28	(2,500)	3,209	32	3,177
1.21%	Annual	1-Year SOFR, 0.05%	Annual	N/A	10/22/28	(2,100)	(7,105)	27	(7,132)
0.77%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	04/01/30	(10,500)	627,479	395,099	232,380
1.59%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	06/04/31	(4,614)	(4,697)	(74,564)	69,867
1.36%	Annual	1-Year SOFR, 0.05%	Annual	N/A	10/20/31	(2,470)	(11,386)	40	(11,426)
0.86%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	03/30/45	(80)	14,529	2,375	12,154
0.87%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	03/30/50	(10)	2,064	—	2,064
1.06%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/18/50	(15)	2,473	38	2,435

							$1,453,327	$362,663	$1,090,664

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$533,367	$(170,704)	$1,442,575	$(351,911)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Interest Rate Contracts

Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$1,442,575

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$351,911

(a)

Net cumulative appreciation (depreciation) on centrally cleared interest rate swaps contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Interest Rate Contracts

Net Realized Gain (Loss) from:
Swaps	$(579,414)

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$1,538,324

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$78,718,800

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2021	iShares® Interest Rate Hedged High Yield Bond ETF

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$131,164,765	$—	$—	$131,164,765
Money Market Funds	58,628,647	—	—	58,628,647

	$189,793,412	$—	$—	$189,793,412

Derivative financial instruments(a)
Assets
Swaps	$—	$1,442,575	$—	$1,442,575
Liabilities
Swaps	—	(351,911)	—	(351,911)

	$—	$1,090,664	$—	$1,090,664

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2021

	iShares Inflation Hedged Corporate Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF	iShares Interest Rate Hedged High Yield Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Affiliated(b)	$102,594,220	$1,039,040,334	$189,793,412
Cash	2,603	678,207	71,110
Cash pledged:
Futures contracts	26,000	—	—
Centrally cleared swaps	3,544,000	—	2,338,000
Receivables:
Securities lending income — Affiliated	4,675	48,836	74,421
Dividends	6	93,423	9

Total assets	106,171,504	1,039,860,800	192,276,952

LIABILITIES
Collateral on securities loaned, at value	32,598,903	322,683,495	56,325,341
Payables:
Variation margin on futures contracts	3,206	—	—
Variation margin on centrally cleared swaps	493,984	1,030,913	25,615
Investment advisory fees	2,603	56,834	5,543

Total liabilities	33,098,696	323,771,242	56,356,499

NET ASSETS	$73,072,808	$716,089,558	$135,920,453

NET ASSETS CONSIST OF:
Paid-in capital	$69,946,070	$714,047,406	$147,168,708
Accumulated earnings (loss)	3,126,738	2,042,152	(11,248,255)

NET ASSETS	$73,072,808	$716,089,558	$135,920,453

Shares outstanding	2,400,000	7,450,000	1,550,000

Net asset value	$30.45	$96.12	$87.69

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$31,936,157	$315,896,438	$55,022,169
(b) Investments, at cost — Affiliated	$102,409,198	$1,037,015,527	$190,951,763

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statements of Operations

Year Ended October 31, 2021

	iShares Inflation Hedged Corporate Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF	iShares Interest Rate Hedged High Yield Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$701,303	$12,349,005	$3,592,233
Interest — Unaffiliated	11	—	—
Securities lending income — Affiliated — net	54,024	943,860	504,630

Total investment income	755,338	13,292,865	4,096,863

EXPENSES
Investment advisory fees	69,132	1,640,532	603,091
Miscellaneous	—	173	173

Total expenses	69,132	1,640,705	603,264

Less:
Investment advisory fees waived	(51,849)	(1,093,688)	(556,699)

Total expenses after fees waived	17,283	547,017	46,565

Net investment income	738,055	12,745,848	4,050,298

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	—	22,541	—
Investments — Affiliated	(3,123)	(473,132)	(114,645)
In-kind redemptions — Affiliated	323,059	7,080,660	121,363
Futures contracts	(98,154)	—	—
Swaps	404,190	433,028	(579,414)

Net realized gain (loss)	625,972	7,063,097	(572,696)

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	(668,666)	(4,222,660)	1,943,979
Futures contracts	(6,454)	—	—
Swaps	2,803,908	15,640,151	1,538,324

Net change in unrealized appreciation (depreciation)	2,128,788	11,417,491	3,482,303

Net realized and unrealized gain	2,754,760	18,480,588	2,909,607

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,492,815	$31,226,436	$6,959,905

See notes to financial statements.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Inflation Hedged Corporate Bond ETF		iShares Interest Rate Hedged Corporate Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$738,055	$256,326	$12,745,848	$5,278,486
Net realized gain (loss)	625,972	(68,354)	7,063,097	(416,576)
Net change in unrealized appreciation (depreciation)	2,128,788	407,386	11,417,491	11,692,070

Net increase in net assets resulting from operations	3,492,815	595,358	31,226,436	16,553,980

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(735,803)	(257,076)	(9,086,966)	(4,725,247)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	52,336,980	9,742,193	243,946,436	311,943,315

NET ASSETS
Total increase in net assets	55,093,992	10,080,475	266,085,906	323,772,048
Beginning of year	17,978,816	7,898,341	450,003,652	126,231,604

End of year	$73,072,808	$17,978,816	$716,089,558	$450,003,652

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Changes in Net Assets (continued)

	iShares Interest Rate Hedged High Yield Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,050,298	$4,490,364
Net realized loss	(572,696)	(10,296,906)
Net change in unrealized appreciation (depreciation)	3,482,303	1,769,252

Net increase (decrease) in net assets resulting from operations	6,959,905	(4,037,290)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(3,454,455)	(3,757,382)
Return of capital	—	(29,722)

Decrease in net assets resulting from distributions to shareholders	(3,454,455)	(3,787,104)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	70,089,848	(44,062,036)

NET ASSETS
Total increase (decrease) in net assets	73,595,298	(51,886,430)
Beginning of year	62,325,155	114,211,585

End of year	$135,920,453	$62,325,155

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Inflation Hedged Corporate Bond ETF

						Period From
	Year Ended	Year Ended		Year Ended		05/08/18	(a)
	10/31/21	10/31/20		10/31/19		to 10/31/18

Net asset value, beginning of period	$27.66	$26.33		$24.31		$25.00

Net investment income(b)	0.63	0.71		0.91		0.37
Net realized and unrealized gain (loss)(c)	2.82	1.36		2.01			(0.70)

Net increase (decrease) from investment operations	3.45	2.07		2.92			(0.33)

Distributions(d)
From net investment income	(0.66)	(0.74)		(0.90)			(0.36)

Total distributions	(0.66)	(0.74)		(0.90)			(0.36)

Net asset value, end of period	$30.45	$27.66		$26.33		$24.31

Total Return(e)
Based on net asset value	12.60%	8.00	%(f)	12.26	%(g)	(1.34	)%(h)

Ratios to Average Net Assets
Total expenses(i)	0.20%	0.20%		0.20%		0.20	%(j)

Total expenses after fees waived(i)	0.05%	0.05%		0.05%		0.05	%(j)

Net investment income	2.14%	2.64%		3.60%		3.04	%(j)

Supplemental Data
Net assets, end of period (000)	$73,073	$17,979		$7,898		$9,725

Portfolio turnover rate(k)(l)	0%	13%		0%		0	%(h)(m)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

 The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the  timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been 12.22%.
(h)	Not annualized.
(i)

 The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested (“acquired fund fees  and expenses”). This ratio does not include these acquired fund fees and expenses.

(j)	Annualized.
(k)	Portfolio turnover rate excludes in-kind transactions.
(l)

 Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for  its respective portfolio turnover rates.

(m)	Rounds to less than 1%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Interest Rate Hedged Corporate Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$91.84	$93.50	$95.79	$96.62	$92.49

Net investment income(a)	2.23	2.38	3.35	3.16	2.76
Net realized and unrealized gain (loss)(b)	3.68	(1.69)	(0.97)	(1.16)	3.73

Net increase from investment operations	5.91	0.69	2.38	2.00	6.49

Distributions(c)
From net investment income	(1.63)	(2.35)	(3.12)	(2.83)	(2.36)
From net realized gain	—	—	(1.55)	—	—

Total distributions	(1.63)	(2.35)	(4.67)	(2.83)	(2.36)

Net asset value, end of year	$96.12	$91.84	$93.50	$95.79	$96.62

Total Return(d)
Based on net asset value	6.46%	0.79%	2.63%	2.08%	7.11%

Ratios to Average Net Assets
Total expenses(e)	0.30%	0.30%	0.30%	0.30%	0.30%

Total expenses after fees waived(e)	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income	2.33%	2.64%	3.59%	3.27%	2.91%

Supplemental Data
Net assets, end of year (000)	$716,090	$450,004	$126,232	$215,530	$77,295

Portfolio turnover rate(f)(g)	5%	7%	4%	2%	0	%(h)

(a)	Based on average shares outstanding.
(b)

 The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the  timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)

 The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested (“acquired fund fees  and expenses”). This ratio does not include these acquired fund fees and expenses.

(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

 Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for  its respective portfolio turnover rates.

(h)	Rounds to less than 1%.

See notes to financial statements.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Interest Rate Hedged High Yield Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18		Year Ended 10/31/17

Net asset value, beginning of year	$83.10	$87.86	$90.47	$91.78		$87.42

Net investment income(a)	3.81	4.31	5.51	4.98		4.57
Net realized and unrealized gain (loss)(b)	4.15	(5.53)	(2.92)	(1.46)		4.21

Net increase (decrease) from investment operations	7.96	(1.22)	2.59	3.52		8.78

Distributions(c)
From net investment income	(3.37)	(3.51)	(5.18)	(4.83)		(4.42)
Return of capital	—	(0.03)	(0.02)	—		—

Total distributions	(3.37)	(3.54)	(5.20)	(4.83)		(4.42)

Net asset value, end of year	$87.69	$83.10	$87.86	$90.47		$91.78

Total Return(d)
Based on net asset value	9.70%	(1.32)%	3.00%	3.93%		10.26%

Ratios to Average Net Assets
Total expenses(e)	0.65%	0.65%	0.65%	0.65%		0.65%

Total expenses after fees waived(e)	0.05%	0.05%	0.05%	0.05%		0.05%

Net investment income	4.37%	5.12%	6.22%	5.46%		5.04%

Supplemental Data
Net assets, end of year (000)	$135,920	$62,325	$114,212	$416,178		$137,670

Portfolio turnover rate(f)(g)	1%	1%	1%	0	%(h)	0%

(a)	Based on average shares outstanding.
(b)

 The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the  timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)

 The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested (“acquired fund fees  and expenses”). This ratio does not include these acquired fund fees and expenses.

(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

 Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for  its respective portfolio turnover rates.

(h)	Rounds to less than 1%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Notes to Financial Statements

1.     ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Inflation Hedged Corporate Bond(a)	Diversified
Interest Rate Hedged Corporate Bond	Diversified
Interest Rate Hedged High Yield Bond	Diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements, including the accounting policies, and schedules of investments for the underlying funds are available on iShares.com and should be read in conjunction with the Funds’ financial statements.

2.     SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date. Interest income is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.     INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Inflation Hedged Corporate Bond
Citigroup Global Markets, Inc.	$31,936,157	$31,936,157		$—	$—

Interest Rate Hedged Corporate Bond
BNP Paribas SA	$88,096,800	$88,096,800		$—	$—
Citigroup Global Markets, Inc.	103,663,238	103,663,238		—	—
J.P. Morgan Securities LLC	124,136,400	124,136,400		—	—

	$315,896,438	$315,896,438		$—	$—

Interest Rate Hedged High Yield Bond
Barclays Capital, Inc.	$38,243,636	$38,243,636		$—	$—
BNP Paribas SA	4,529,053	4,529,053		—	—
Citigroup Global Markets, Inc.	12,223,314	12,223,314		—	—
SG Americas Securities LLC	26,166	26,166		—	—

	$55,022,169	$55,022,169		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) .

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Fund’s counterparty on the swap. Each Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps on the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

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Notes to Financial Statements (continued)

Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

The iShares Inflation Hedged Corporate Bond ETF uses inflation swaps to mitigate the potential impact of inflation on the performance of the bonds held by the Fund or its underlying fund. The iShares Interest Rate Hedged Corporate Bond ETF and iShares Interest Rate Hedged High Yield Bond ETF use interest rate swaps to mitigate the potential impact of interest rates on the performance of the bonds held by each Fund or its underlying fund.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Inflation Hedged Corporate Bond	0.20%
Interest Rate Hedged Corporate Bond	0.30
Interest Rate Hedged High Yield Bond	0.65

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

For the iShares Inflation Hedged Corporate Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2023 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares iBoxx $ Investment Grade Corporate Bond ETF (“LQD”), after taking into account any fee waivers by LQD, plus 0.05%.

For the iShares Interest Rate Hedged Corporate Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2022 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in LQD, after taking into account any fee waivers by LQD, plus 0.10%.

For the iShares Interest Rate Hedged High Yield Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2022 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares iBoxx $ High Yield Corporate Bond ETF (“HYG”), after taking into account any fee waivers by HYG, plus 0.05%.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
Inflation Hedged Corporate Bond	$51,849
Interest Rate Hedged Corporate Bond	1,093,688
Interest Rate Hedged High Yield Bond	556,699

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (continued)

market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Inflation Hedged Corporate Bond	$16,621
Interest Rate Hedged Corporate Bond	285,293
Interest Rate Hedged High Yield Bond	126,364

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Inflation Hedged Corporate Bond	$4,570,356	$—
Interest Rate Hedged Corporate Bond	52,248,584	29,463,947
Interest Rate Hedged High Yield Bond	2,270,568	1,312,673

For the year ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Inflation Hedged Corporate Bond	$51,353,500	$2,645,469
Interest Rate Hedged Corporate Bond	328,786,796	90,016,356
Interest Rate Hedged High Yield Bond	84,668,971	16,831,550

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2021, permanent differences attributable to certain deemed distributions, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Inflation Hedged Corporate Bond	$334,647	$(334,647)
Interest Rate Hedged Corporate Bond	6,557,708	(6,557,708)
Interest Rate Hedged High Yield Bond	120,383	(120,383)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/21	Year Ended 10/31/20
Inflation Hedged Corporate Bond
Ordinary income	$735,803	$257,076

Interest Rate Hedged Corporate Bond
Ordinary income	$9,086,966	$4,725,247

Interest Rate Hedged High Yield Bond
Ordinary income	$3,454,455	$3,757,382
Return of capital	—	29,722

	$3,454,455	$3,787,104

As of October 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses	)(b)	Total

Inflation Hedged Corporate Bond	$193,362	$—	$2,933,376		$3,126,738
Interest Rate Hedged Corporate Bond	—	(19,476,468)	21,518,620		2,042,152
Interest Rate Hedged High Yield Bond	—	(11,176,733)	(71,522)		(11,248,255)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

For the year ended October 31, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
Inflation Hedged Corporate Bond	$93,761
Interest Rate Hedged Corporate Bond	4,154,517

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Inflation Hedged Corporate Bond	$102,413,061	$3,050,014	$(116,638)	$2,933,376
Interest Rate Hedged Corporate Bond	1,037,015,527	24,048,186	(2,529,618)	21,518,568
Interest Rate Hedged High Yield Bond	190,955,598	1,442,575	(1,514,097)	(71,522)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (continued)

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/21		Year Ended 10/31/20

iShares ETF	Shares	Amount	Shares	Amount

Inflation Hedged Corporate Bond
Shares sold	1,850,000	$55,174,954	350,000	$9,742,193
Shares redeemed	(100,000)	(2,837,974)	—	—

Net increase	1,750,000	$52,336,980	350,000	$9,742,193

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

	Year Ended 10/31/21		Year Ended 10/31/20

iShares ETF	Shares	Amount	Shares	Amount

Interest Rate Hedged Corporate Bond
Shares sold	3,500,000	$335,029,941	5,150,000	$457,227,626
Shares redeemed	(950,000)	(91,083,505)	(1,600,000)	(145,284,311)

Net increase	2,550,000	$243,946,436	3,550,000	$311,943,315

Interest Rate Hedged High Yield Bond
Shares sold	1,000,000	$87,477,811	—	$—
Shares redeemed	(200,000)	(17,387,963)	(550,000)	(44,062,036)

Net increase (decrease)	800,000	$70,089,848	(550,000)	$(44,062,036)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and Shareholders of iShares Inflation Hedged

Corporate Bond ETF, iShares Interest Rate Hedged Corporate Bond ETF and iShares Interest Rate

Hedged High Yield Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Inflation Hedged Corporate Bond ETF, iShares Interest Rate Hedged Corporate Bond ETF and iShares Interest Rate Hedged High Yield Bond ETF (three of the funds constituting iShares U.S. ETF Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2021:

iShares ETF	Interest Dividends
Inflation Hedged Corporate Bond	$570,394
Interest Rate Hedged Corporate Bond	5,530,306
Interest Rate Hedged High Yield Bond	3,504,665

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2021:

iShares ETF	Interest-Related Dividends
Inflation Hedged Corporate Bond	$351,716
Interest Rate Hedged Corporate Bond	5,292,258
Interest Rate Hedged High Yield Bond	2,572,724

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2021:

iShares ETF	Federal Obligation Interest
Inflation Hedged Corporate Bond	$17
Interest Rate Hedged Corporate Bond	244
Interest Rate Hedged High Yield Bond	31

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

I M P O R T A N T T A X I N F O R M A T I O N	39

Board Review and Approval of Investment Advisory Contract

iShares Inflation Hedged Corporate Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund was, during the periods under review, an actively managed ETF that did not seek to track the performance of a specified index and that the management team for the Fund managed the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized

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Board Review and Approval of Investment Advisory Contract  (continued)

that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares Interest Rate Hedged Corporate Bond ETF, iShares Interest Rate Hedged High Yield Bond ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	41

Board Review and Approval of Investment Advisory Contract  (continued)

Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund was, during the periods under review, an actively managed ETF that did not seek to track the performance of a specified index and that the management team for the Fund managed the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	43

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Inflation Hedged Corporate Bond	$0.658248	$—	$—	$0.658248	100%	—%	—%	100%
Interest Rate Hedged Corporate Bond	1.626579	—	—	1.626579	100	—	—	100
Interest Rate Hedged High Yield Bond	3.372705	—	—	3.372705	100	—	—	100

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 375 funds as of October 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since (2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	45

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (60)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	47

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

CPI	Consumer Price Index

LIBOR	London Interbank Offered Rate

SOFR	Secured Overnight Financing Rate

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Financial Information

Schedules of Investments (Unaudited)

October 31, 2021

Statements of Assets and Liabilities (Unaudited)

October 31, 2021

iShares Trust

iShares iBoxx $ High Yield Corporate Bond ETF | HYG | NYSE Arca

iShares iBoxx $ Investment Grade Corporate Bond ETF | LQD | NYSE Arca

Schedule of Investments (unaudited) October 31, 2021	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.7%
Clear Channel Outdoor Holdings Inc.
7.50%, 06/01/29 (Call 06/01/24)(a)(b)	$18,243	$18,699,075
7.75%, 04/15/28 (Call 04/15/24)(a)(b)	16,764	17,349,567
Lamar Media Corp.
3.63%, 01/15/31 (Call 01/15/26)	9,281	9,086,534
3.75%, 02/15/28 (Call 02/15/23)(b)	11,188	11,322,815
4.00%, 02/15/30 (Call 02/15/25)	10,377	10,509,826
4.88%, 01/15/29 (Call 01/15/24)(b)	5,407	5,661,102
Midas OpCo Holdings LLC, 5.63%, 08/15/29 (Call 08/15/24)(a)	18,188	18,549,941
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.25%, 01/15/29 (Call 01/15/24)(a)(b)	7,754	7,598,920
4.63%, 03/15/30 (Call 03/15/25)(a)(b)	9,175	9,172,248
5.00%, 08/15/27 (Call 08/15/22)(a)(b)	13,620	13,892,400
6.25%, 06/15/25 (Call 06/15/22)(a)(b)	5,151	5,410,696
Terrier Media Buyer Inc., 8.88%, 12/15/27 (Call 12/15/22)(a)(b)	16,713	17,675,147

		144,928,271

Aerospace & Defense — 2.4%
Bombardier Inc.
6.00%, 02/15/28 (Call 02/15/24)(a)(b)	12,458	12,554,361
7.13%, 06/15/26 (Call 06/15/23)(a)(b)	20,516	21,516,155
7.50%, 12/01/24 (Call 11/29/21)(a)	16,170	16,837,013
7.50%, 03/15/25 (Call 11/29/21)(a)(b)	23,804	24,428,855
7.88%, 04/15/27 (Call 04/15/22)(a)(b)	34,600	35,971,025
Howmet Aerospace Inc.
3.00%, 01/15/29 (Call 11/15/28)(b)	9,560	9,416,600
5.13%, 10/01/24 (Call 07/01/24)(b)	22,838	25,204,017
6.88%, 05/01/25 (Call 04/01/25)	17,531	20,335,609
Rolls-Royce PLC
3.63%, 10/14/25 (Call 07/14/25)(a)(b)	15,252	15,557,040
5.75%, 10/15/27 (Call 07/15/27)(a)	18,211	20,209,657
Spirit AeroSystems Inc.
4.60%, 06/15/28 (Call 03/15/28)(b)	12,342	12,183,294
5.50%, 01/15/25 (Call 10/15/22)(a)(b)	6,673	6,960,551
7.50%, 04/15/25 (Call 04/15/22)(a)(b)	22,914	24,134,171
TransDigm Inc.
4.63%, 01/15/29 (Call 01/15/24)	20,882	20,751,488
4.88%, 05/01/29 (Call 05/01/24)	11,959	11,979,106
5.50%, 11/15/27 (Call 11/15/22)(b)	45,032	46,157,800
6.25%, 03/15/26 (Call 03/15/22)(a)(b)	69,839	72,981,755
6.38%, 06/15/26 (Call 11/29/21)	15,998	16,517,935
7.50%, 03/15/27 (Call 03/15/22)(b)	8,365	8,780,403
8.00%, 12/15/25 (Call 04/08/22)(a)	19,303	20,527,775
TransDigm UK Holdings PLC, 6.88%, 05/15/26 (Call 11/29/21)(b)	6,403	6,751,771
Triumph Group Inc.
6.25%, 09/15/24 (Call 11/29/21)(a)(b)	8,524	8,521,528
7.75%, 08/15/25 (Call 11/29/21)(b)	7,931	8,059,998
8.88%, 06/01/24 (Call 02/01/23)(a)(b)	10,832	11,942,280

		478,280,187

Agriculture — 0.1%
Vector Group Ltd.
5.75%, 02/01/29 (Call 02/01/24)(a)	14,964	14,934,072
10.50%, 11/01/26 (Call 11/29/21)(a)	9,069	9,579,131

		24,513,203

Security	Par (000)	Value

Airlines — 1.8%
Air Canada, 3.88%, 08/15/26 (Call 02/15/26)(a)(b)	$21,350	$21,635,360
American Airlines Group Inc., 3.75%, 03/01/25(a)(b)	8,002	7,300,625
American Airlines Inc., 11.75%, 07/15/25(a)	42,828	53,053,185
American Airlines Inc./AAdvantage Loyalty IP Ltd.
5.50%, 04/20/26(a)(b)	58,326	61,147,520
5.75%, 04/20/29(a)	50,384	54,225,780
Delta Air Lines Inc.
2.90%, 10/28/24 (Call 09/28/24)(b)	16,560	16,897,142
3.75%, 10/28/29 (Call 07/28/29)(b)	11,371	11,541,565
3.80%, 04/19/23 (Call 03/19/23)(b)	6,650	6,886,488
4.38%, 04/19/28 (Call 01/19/28)(b)	6,661	7,093,965
7.38%, 01/15/26 (Call 12/15/25)(b)	19,398	22,782,951
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (Call 01/20/24)(a)(b)	21,328	22,394,400
United Airlines Holdings Inc., 4.25%, 10/01/22(b)	1,076	1,098,327
United Airlines Inc.
4.38%, 04/15/26 (Call 10/15/25)(a)	35,128	36,334,573
4.63%, 04/15/29 (Call 10/15/28)(a)	34,200	35,290,809

		357,682,690

Apparel — 0.3%
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)(a)	12,915	13,497,368
4.88%, 05/15/26 (Call 02/15/26)(a)	13,998	14,960,363
5.38%, 05/15/25 (Call 05/15/22)(a)(b)	14,137	14,732,080
William Carter Co. (The)
5.50%, 05/15/25 (Call 05/15/22)(a)	8,587	8,988,442
5.63%, 03/15/27 (Call 03/15/22)(a)(b)	8,143	8,428,005

		60,606,258

Auto Manufacturers — 3.3%
Allison Transmission Inc.
3.75%, 01/30/31 (Call 01/30/26)(a)(b)	17,282	16,612,323
4.75%, 10/01/27 (Call 10/01/22)(a)(b)	6,522	6,783,998
5.88%, 06/01/29 (Call 06/01/24)(a)(b)	8,049	8,680,480
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25 (Call 11/01/24)(a)(b)	19,258	21,079,266
Ford Motor Co.
4.35%, 12/08/26 (Call 09/08/26)(b)	21,663	23,157,205
8.50%, 04/21/23	46,332	50,787,980
9.00%, 04/22/25 (Call 03/22/25)(b)	51,029	61,362,372
9.63%, 04/22/30 (Call 01/22/30)(b)	14,116	20,355,296
Ford Motor Credit Co. LLC
2.70%, 08/10/26 (Call 07/10/26)	20,830	20,777,896
2.90%, 02/16/28 (Call 12/16/27)(b)	10,495	10,413,108
3.09%, 01/09/23	18,918	19,232,985
3.10%, 05/04/23	13,294	13,529,381
3.35%, 11/01/22	12,338	12,523,070
3.37%, 11/17/23	13,014	13,355,618
3.38%, 11/13/25 (Call 10/13/25)	30,667	31,510,342
3.55%, 10/07/22(b)	1,414	1,436,893
3.63%, 06/17/31 (Call 03/17/31)(b)	13,723	13,877,384
3.66%, 09/08/24	10,810	11,203,063
3.81%, 01/09/24 (Call 11/09/23)	10,109	10,462,815
3.82%, 11/02/27 (Call 08/02/27)	10,717	11,129,583
4.00%, 11/13/30 (Call 08/13/30)(b)	24,113	25,107,661
4.06%, 11/01/24 (Call 10/01/24)	20,922	21,914,749
4.13%, 08/04/25(b)	17,920	18,928,575
4.13%, 08/17/27 (Call 06/17/27)	18,346	19,419,485
4.14%, 02/15/23 (Call 01/15/23)(b)	11,012	11,329,503

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
4.27%, 01/09/27 (Call 11/09/26)	$12,590	$13,378,008
4.38%, 08/06/23(b)	12,975	13,510,219
4.39%, 01/08/26(b)	16,135	17,266,651
4.54%, 08/01/26 (Call 06/01/26)	11,126	11,980,254
4.69%, 06/09/25 (Call 04/09/25)	8,770	9,375,569
5.11%, 05/03/29 (Call 02/03/29)(b)	20,687	23,025,781
5.13%, 06/16/25 (Call 05/16/25)(b)	23,795	25,869,660
5.58%, 03/18/24 (Call 02/18/24)	19,826	21,362,515
Jaguar Land Rover Automotive PLC
4.50%, 10/01/27 (Call 07/01/27)(a)(b)	8,481	8,158,104
5.50%, 07/15/29 (Call 07/15/24)(a)(b)	9,442	9,141,036
5.63%, 02/01/23 (Call 11/29/21)(a)(b)	5,708	5,730,975
5.88%, 01/15/28 (Call 01/15/24)(a)	9,486	9,462,285
7.75%, 10/15/25 (Call 10/15/22)(a)	13,225	14,201,273

		657,433,361

Auto Parts & Equipment — 1.3%
Adient Global Holdings Ltd., 4.88%, 08/15/26 (Call 11/29/21)(a)(b)	12,021	12,245,851
Adient U.S. LLC, 9.00%, 04/15/25 (Call 04/15/22)(a)	10,450	11,189,024
American Axle & Manufacturing Inc.
5.00%, 10/01/29 (Call 10/01/24)(b)	12,922	12,322,970
6.25%, 03/15/26 (Call 11/09/21)(b)	4,118	4,236,393
6.50%, 04/01/27 (Call 04/01/22)	7,527	7,856,306
6.88%, 07/01/28 (Call 07/01/23)(b)	4,119	4,374,790
Clarios Global LP, 6.75%, 05/15/25 (Call 05/15/22)(a)(b) .	6,037	6,362,565
Clarios Global LP/Clarios US Finance Co.
6.25%, 05/15/26 (Call 05/15/22)(a)(b)	15,568	16,288,020
8.50%, 05/15/27 (Call 05/15/22)(a)(b)	31,839	33,876,696
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 11/29/21)(a)	3,319	3,418,570
Dana Inc.
4.25%, 09/01/30 (Call 05/01/26)(b)	7,465	7,544,885
5.38%, 11/15/27 (Call 11/15/22)(b)	4,695	4,923,177
5.63%, 06/15/28 (Call 06/15/23)(b)	4,540	4,806,725
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)(b)	11,477	12,205,789
5.00%, 05/31/26 (Call 11/29/21)(b)	13,340	13,654,644
5.00%, 07/15/29 (Call 04/15/29)(a)(b)	15,191	16,026,505
5.25%, 04/30/31 (Call 01/30/31)(b)	8,962	9,591,867
5.25%, 07/15/31 (Call 04/15/31)(a)(b)	9,431	10,031,384
5.63%, 04/30/33 (Call 01/30/33)	7,667	8,236,548
9.50%, 05/31/25 (Call 05/31/22)	14,269	15,552,350
Tenneco Inc.
5.00%, 07/15/26 (Call 11/29/21)(b)	9,014	8,757,101
5.13%, 04/15/29 (Call 04/15/24)(a)	12,633	12,528,778
7.88%, 01/15/29 (Call 01/15/24)(a)	7,714	8,409,224
ZF North America Capital Inc., 4.75%, 04/29/25(a)(b)	17,020	18,247,142

		262,687,304

Banks — 1.6%
CIT Group Inc.
3.93%, 06/19/24 (Call 06/19/23)(b)(c)	6,320	6,573,151
4.75%, 02/16/24 (Call 11/16/23)(b)	8,046	8,564,833
5.00%, 08/01/23	9,364	9,955,847
5.25%, 03/07/25 (Call 12/07/24)(b)	7,990	8,794,893
6.13%, 03/09/28(b)	9,079	10,804,010
Commerzbank AG, 8.13%, 09/19/23(a)(b)	18,983	21,253,312

Security	Par (000)	Value

Banks (continued)
Deutsche Bank AG
4.30%, 05/24/28 (Call 05/24/23), (5 year USD Swap + 2.248%)(b)(c)	$25,091	$26,002,154
4.50%, 04/01/25(b)	28	30,005
Deutsche Bank AG/New York NY
3.73%, 01/14/32 (Call 01/14/31)(b)(c)	21,831	22,389,874
4.88%, 12/01/32 (Call 12/01/27)(b)(c)	15,804	17,158,852
5.88%, 07/08/31 (Call 04/08/30)(b)(c)	8,505	9,974,187
Fifth Third Bancorp., Series H, 5.10%, (Call 06/30/23)(b)(c)(d)	11,064	11,316,525
Freedom Mortgage Corp.
6.63%, 01/15/27 (Call 01/15/24)(a)	11,360	10,793,420
7.63%, 05/01/26 (Call 05/01/23)(a)(b)	9,544	9,336,020
8.13%, 11/15/24 (Call 11/29/21)(a)(b)	6,500	6,572,109
8.25%, 04/15/25 (Call 11/29/21)(a)	11,719	11,873,934
Intesa Sanpaolo SpA
4.20%, 06/01/32 (Call 06/01/31)(a)	13,317	13,426,452
5.02%, 06/26/24(a)(b)	33,128	35,694,158
UniCredit SpA
5.46%, 06/30/35 (Call 06/30/30)(a)(b)(c)	25,902	28,333,392
5.86%, 06/19/32 (Call 06/19/27)(a)(b)(c)	16,023	17,657,320
7.30%, 04/02/34 (Call 04/02/29)(a)(b)(c)	20,134	24,182,881

		310,687,329

Building Materials — 0.9%
Builders FirstSource Inc. 4.25%, 02/01/32 (Call 08/01/26)(a)(b)	17,434	17,559,389
5.00%, 03/01/30 (Call 03/01/25)(a)(b)	7,243	7,676,760
6.75%, 06/01/27 (Call 06/01/22)(a)	12,622	13,320,580
Griffon Corp., 5.75%, 03/01/28 (Call 03/01/23)(b)	18,525	19,358,625
Jeld-Wen Inc. 4.63%, 12/15/25 (Call 11/29/21)(a)(b)	7,652	7,745,737
4.88%, 12/15/27 (Call 12/15/22)(a)(b)	7,855	8,121,500
SRM Escrow Issuer LLC, 6.00%, 11/01/28 (Call 11/01/23)(a)(b)	19,836	20,670,481
Standard Industries Inc./NJ
3.38%, 01/15/31 (Call 07/15/25)(a)(b)	19,666	18,240,215
4.38%, 07/15/30 (Call 07/15/25)(a)(b)	17,564	17,581,857
4.75%, 01/15/28 (Call 01/15/23)(a)(b)	13,520	13,920,530
5.00%, 02/15/27 (Call 02/15/22)(a)	16,884	17,327,205
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29 (Call 07/15/23)(a)(b)	13,959	14,675,950

		176,198,829

Chemicals — 1.6%
Axalta Coating Systems LLC, 3.38%, 02/15/29 (Call 02/15/24)(a)(b)	12,538	11,941,910
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27 (Call 06/15/23)(a)(b)	6,579	6,784,183
CF Industries Inc., 3.45%, 06/01/23	5,716	5,927,892
Chemours Co. (The)
4.63%, 11/15/29 (Call 11/15/24)(a)(b)	12,218	11,759,825
5.38%, 05/15/27 (Call 02/15/27)(b)	7,492	7,951,110
5.75%, 11/15/28 (Call 11/15/23)(a)(b)	11,657	12,007,617
Methanex Corp.
5.13%, 10/15/27 (Call 04/15/27)(b)	10,755	11,319,637
5.25%, 12/15/29 (Call 09/15/29)(b)	11,440	12,140,700
NOVA Chemicals Corp.
4.25%, 05/15/29 (Call 05/15/24)(a)(b)	10,216	10,088,981
4.88%, 06/01/24 (Call 03/03/24)(a)	15,655	16,322,216

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
5.00%, 05/01/25 (Call 01/31/25)(a)(b)	$7,212	$7,626,916
5.25%, 06/01/27 (Call 03/03/27)(a)(b)	17,723	18,586,996
Olin Corp.
5.00%, 02/01/30 (Call 02/01/24)(b)	9,327	9,894,675
5.13%, 09/15/27 (Call 03/15/22)	7,276	7,529,502
5.63%, 08/01/29 (Call 08/01/24)(b)	14,710	16,060,460
9.50%, 06/01/25 (Call 03/01/25)(a)(b)	8,680	10,698,410
Olympus Water U.S. Holding Corp.
4.25%, 10/01/28 (Call 10/01/24)(a)	10,589	10,405,347
6.25%, 10/01/29 (Call 10/01/24)(a)	7,903	7,875,814
SCIH Salt Holdings Inc.
4.88%, 05/01/28 (Call 05/01/24)(a)(b)	19,710	19,266,525
6.63%, 05/01/29 (Call 05/01/24)(a)(b)	11,126	10,463,244
Tronox Inc.
4.63%, 03/15/29 (Call 03/15/24)(a)(b)	17,859	17,496,462
6.50%, 05/01/25 (Call 05/01/22)(a)(b)	9,448	9,920,400
Unifrax Escrow Issuer Corp.
5.25%, 09/30/28 (Call 09/30/24)(a)	12,865	12,849,862
7.50%, 09/30/29 (Call 09/30/24)(a)(b)	6,709	6,674,337
Valvoline Inc.
3.63%, 06/15/31 (Call 06/15/26)(a)	11,080	10,828,853
4.25%, 02/15/30 (Call 02/15/25)(a)	8,806	8,938,090
WR Grace Holdings LLC
4.88%, 06/15/27 (Call 06/15/23)(a)(b)	12,711	12,919,143
5.63%, 08/15/29 (Call 08/15/24)(a)	19,020	19,186,425

		323,465,532

Commercial Services — 3.8%
ADT Security Corp. (The)
4.13%, 06/15/23	9,166	9,533,520
4.13%, 08/01/29 (Call 08/01/28)(a)(b)	17,469	17,260,128
Albion Financing 1 Sarl/Aggreko Holdings Inc., 6.13%, 10/15/26 (Call 10/15/23)(a)	9,390	9,478,078
Albion Financing 2SARL, 8.75%, 04/15/27 (Call 10/15/23)(a)(b)	7,550	7,578,011
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.00%, 06/01/29 (Call 06/01/24)(a)(b)	15,080	14,872,801
6.63%, 07/15/26 (Call 07/15/22)(a)	35,588	37,434,127
9.75%, 07/15/27 (Call 07/15/22)(a)	20,317	21,925,308
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl
4.63%, 06/01/28 (Call 06/01/24)(a)(b)	20,829	20,686,738
4.63%, 06/01/28 (Call 06/01/24)(a)	14,638	14,523,824
APX Group Inc.
5.75%, 07/15/29 (Call 07/15/24)(a)(b)	13,761	13,622,244
6.75%, 02/15/27 (Call 02/15/23)(a)(b)	9,498	10,032,442
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
4.75%, 04/01/28 (Call 04/01/24)(a)(b)	7,743	8,027,517
5.38%, 03/01/29 (Call 03/01/24)(a)(b)	11,332	11,954,481
5.75%, 07/15/27 (Call 07/15/22)(a)(b)	6,799	7,107,599
Brink’s Co. (The)
4.63%, 10/15/27 (Call 10/15/22)(a)(b)	9,371	9,652,599
5.50%, 07/15/25 (Call 07/15/22)(a)(b)	5,647	5,898,292
Garda World Security Corp.
4.63%, 02/15/27 (Call 02/15/23)(a)(b)	9,795	9,721,537
6.00%, 06/01/29 (Call 06/01/24)(a)(b)	8,349	8,183,759
9.50%, 11/01/27 (Call 11/01/22)(a)(b)	10,386	11,204,709
Gartner Inc.
3.63%, 06/15/29 (Call 06/15/24)(a)(b)	9,955	10,004,775
3.75%, 10/01/30 (Call 10/01/25)(a)(b)	15,384	15,666,815

Security	Par (000)	Value

Commercial Services (continued)
4.50%, 07/01/28 (Call 07/01/23)(a)(b)	$13,105	$13,649,513
Herc Holdings Inc., 5.50%, 07/15/27 (Call 07/15/22)(a)(b)	22,681	23,672,586
Jaguar Holding Co. II/PPD Development LP 4.63%, 06/15/25 (Call 06/15/22)(a)(b)	7,491	7,794,386
5.00%, 06/15/28 (Call 06/15/23)(a)(b)	15,115	16,248,625
MPH Acquisition Holdings LLC
5.50%, 09/01/28 (Call 09/01/24)(a)(b)	18,283	18,155,617
5.75%, 11/01/28 (Call 11/01/23)(a)(b)	21,344	19,452,922
Nielsen Co Luxembourg SARL (The), 5.00%, 02/01/25 (Call 11/29/21)(a)(b)	9,248	9,404,060
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 07/15/29 (Call 07/15/24)(a)(b)	12,177	11,906,062
4.75%, 07/15/31 (Call 07/15/26)(a)	11,464	11,187,144
5.63%, 10/01/28 (Call 10/01/23)(a)(b)	16,350	17,009,888
5.88%, 10/01/30 (Call 10/01/25)(a)	11,173	11,709,863
Prime Security Services Borrower LLC/Prime Finance Inc.
3.38%, 08/31/27 (Call 08/31/26)(a)(b)	17,596	16,849,308
5.25%, 04/15/24(a)(b)	12,036	12,798,033
5.75%, 04/15/26(a)(b)	22,368	23,901,950
6.25%, 01/15/28 (Call 01/15/23)(a)(b)	22,452	23,013,300
Sabre GLBL Inc.
7.38%, 09/01/25 (Call 09/01/22)(a)(b)	14,560	15,506,991
9.25%, 04/15/25 (Call 03/16/25)(a)	11,593	13,397,566
Service Corp. International/U.S.
3.38%, 08/15/30 (Call 08/15/25)(b)	14,954	14,729,690
4.00%, 05/15/31 (Call 05/15/26)(b)	15,557	15,907,032
4.63%, 12/15/27 (Call 12/15/22)(b)	7,338	7,729,440
5.13%, 06/01/29 (Call 06/01/24)(b)	11,338	12,231,812
Sotheby’s, 7.38%, 10/15/27 (Call 10/15/22)(a)	2,500	2,628,125
Square Inc.
2.75%, 06/01/26 (Call 05/01/26)(a)(b)	17,444	17,664,192
3.50%, 06/01/31 (Call 03/01/31)(a)(b)	17,300	17,727,599
United Rentals North America Inc.
3.75%, 01/15/32 (Call 07/15/26)	11,971	11,936,383
3.88%, 02/15/31 (Call 08/15/25)(b)	20,863	21,017,386
4.00%, 07/15/30 (Call 07/15/25)(b)	11,521	11,759,715
4.88%, 01/15/28 (Call 01/15/23)(b)	28,230	29,798,176
5.25%, 01/15/30 (Call 01/15/25)(b)	12,242	13,251,965
5.50%, 05/15/27 (Call 05/15/22)(b)	16,780	17,580,272
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 11/29/21)(a)	19,680	20,847,221

		754,836,126

Computers — 1.3%
Booz Allen Hamilton Inc.
3.88%, 09/01/28 (Call 09/01/23)(a)(b)	10,551	10,662,840
4.00%, 07/01/29 (Call 07/01/24)(a)(b)	10,692	10,819,564
Dell International LLC/EMC Corp., 7.13%, 06/15/24 (Call 11/02/21)(a)	27,150	27,699,850
Diebold Nixdorf Inc.
8.50%, 04/15/24 (Call 11/29/21)(b)	4,300	4,293,980
9.38%, 07/15/25 (Call 07/15/22)(a)	12,607	13,529,675
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 11/29/21)(a)	15,621	13,082,587
NCR Corp.
5.00%, 10/01/28 (Call 10/01/23)(a)(b)	9,046	9,210,605
5.13%, 04/15/29 (Call 04/15/24)(a)(b)	22,489	23,024,913
5.25%, 10/01/30 (Call 10/01/25)(a)(b)	7,088	7,314,144
5.75%, 09/01/27 (Call 09/01/22)(a)(b)	8,604	9,039,669

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
6.13%, 09/01/29 (Call 09/01/24)(a)(b)	$8,788	$9,441,704
Seagate HDD Cayman
3.13%, 07/15/29 (Call 01/15/24)(a)(b)	6,018	5,778,484
3.38%, 07/15/31 (Call 01/15/26)(a)	10,258	9,812,841
4.09%, 06/01/29 (Call 03/01/29)	7,737	7,999,826
4.13%, 01/15/31 (Call 10/15/30)	8,470	8,601,115
4.75%, 06/01/23(b)	7,159	7,481,155
4.75%, 01/01/25(b)	8,721	9,407,779
4.88%, 03/01/24 (Call 01/01/24)	5,858	6,239,063
4.88%, 06/01/27 (Call 03/01/27)(b)	10,268	11,324,496
Vericast Corp., 11.00%, 09/15/26 (Call 09/15/23)(a)	21,808	22,789,759
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)(b)	38,456	42,253,530

		269,807,579

Cosmetics & Personal Care — 0.3%
Coty Inc.
5.00%, 04/15/26 (Call 04/15/23)(a)(b)	16,793	17,241,877
6.50%, 04/15/26 (Call 11/29/21)(a)(b)	9,426	9,696,997
Edgewell Personal Care Co.
4.13%, 04/01/29 (Call 04/01/24)(a)(b)	7,214	7,106,941
5.50%, 06/01/28 (Call 06/01/23)(a)(b)	15,566	16,284,460

		50,330,275

Distribution & Wholesale — 0.5%
American Builders & Contractors Supply Co. Inc.
3.88%, 11/15/29 (Call 11/15/24)(a)(b)	7,600	7,474,072
4.00%, 01/15/28 (Call 01/15/23)(a)(b)	11,563	11,748,157
Avient Corp.
5.25%, 03/15/23(b)	7,292	7,683,945
5.75%, 05/15/25 (Call 05/15/22)(a)	14,422	15,099,877
H&E Equipment Services Inc., 3.88%, 12/15/28 (Call 12/15/23)(a)(b)	21,729	21,631,469
Wolverine Escrow LLC
8.50%, 11/15/24 (Call 11/29/21)(a)(b)	9,803	9,092,283
9.00%, 11/15/26 (Call 11/15/22)(a)(b)	14,747	13,567,240
13.13%, 11/15/27 (Call 11/15/22)(a)(b)	8,680	5,747,090

		92,044,133

Diversified Financial Services — 3.1%
AerCap Holdings NV, 5.88%, 10/10/79 (Call 10/10/24)(b)(c)	13,102	13,647,829
Ally Financial Inc., 5.75%, 11/20/25 (Call 10/21/25)	18,879	21,420,113
Coinbase Global Inc.
3.38%, 10/01/28 (Call 10/01/24)(a)(b)	16,328	15,722,683
3.63%, 10/01/31 (Call 10/01/26)(a)(b)	17,462	16,626,056
Enact Holdings Inc., 6.50%, 08/15/25
(Call 02/15/25)(a)(b)	10,697	11,749,323
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28 (Call 08/15/24)(a)	16,995	17,246,696
LD Holdings Group LLC
6.13%, 04/01/28 (Call 04/01/24)(a)(b)	10,041	9,207,848
6.50%, 11/01/25 (Call 11/01/22)(a)(b)	7,629	7,495,016
LPL Holdings Inc.
4.00%, 03/15/29 (Call 03/15/24)(a)(b)	16,859	17,221,469
4.38%, 05/15/31 (Call 05/15/26)(a)(b)	7,439	7,612,422
4.63%, 11/15/27 (Call 11/15/22)(a)	4,390	4,529,332
Midcap Financial Issuer Trust
5.63%, 01/15/30 (Call 01/15/25)(a)	6,634	6,526,198
6.50%, 05/01/28 (Call 05/01/24)(a)	17,376	18,016,015
Nationstar Mortgage Holdings Inc.
5.13%, 12/15/30 (Call 12/15/25)(a)(b)	10,904	10,977,084

Security	Par (000)	Value

Diversified Financial Services (continued)
5.50%, 08/15/28 (Call 08/15/23)(a)(b)	$12,712	$13,038,275
6.00%, 01/15/27 (Call 01/15/23)(a)	11,001	11,524,521
Navient Corp.
4.88%, 03/15/28 (Call 06/15/27)	7,948	7,976,699
5.00%, 03/15/27 (Call 09/15/26)(b)	14,301	14,587,020
5.50%, 01/25/23	16,612	17,348,078
5.88%, 10/25/24(b)	6,846	7,308,105
6.13%, 03/25/24	14,478	15,490,121
6.75%, 06/25/25(b)	7,335	8,040,610
6.75%, 06/15/26(b)	7,881	8,702,003
7.25%, 09/25/23(b)	8,039	8,754,024
NFP Corp.
4.88%, 08/15/28 (Call 08/15/23)(a)(b)	5,684	5,769,260
6.88%, 08/15/28 (Call 08/15/23)(a)(b)	30,141	30,592,461
OneMain Finance Corp.
3.50%, 01/15/27 (Call 01/15/24)(b)	11,954	11,708,184
3.88%, 09/15/28 (Call 09/15/24)(b)	10,066	9,801,768
4.00%, 09/15/30 (Call 09/15/25)(b)	16,108	15,644,895
5.38%, 11/15/29 (Call 05/15/29)(b)	12,501	13,380,987
5.63%, 03/15/23(b)	14,204	14,938,631
6.13%, 03/15/24 (Call 09/15/23)(b)	20,248	21,538,810
6.63%, 01/15/28 (Call 07/15/27)(b)	14,200	16,008,691
6.88%, 03/15/25(b)	22,043	24,591,867
7.13%, 03/15/26	25,913	29,443,646
8.88%, 06/01/25 (Call 06/01/22)	9,988	10,793,615
PennyMac Financial Services Inc.
4.25%, 02/15/29 (Call 02/15/24)(a)(b)	10,820	10,244,723
5.38%, 10/15/25 (Call 10/15/22)(a)	11,171	11,505,013
5.75%, 09/15/31 (Call 09/15/26)(a)	9,190	9,057,319
Quicken Loans LLC/Quicken Loans Co-Issuer Inc.
3.63%, 03/01/29 (Call 03/01/24)(a)(b)	15,428	15,330,489
3.88%, 03/01/31 (Call 03/01/26)(a)(b)	20,753	20,524,717
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc.
2.88%, 10/15/26 (Call 10/15/23)(a)	15,707	15,599,014
4.00%, 10/15/33 (Call 10/15/27)(a)(b)	11,787	11,631,314
SLM Corp., 3.13%, 11/02/26 (Call 10/02/26)	8,550	8,485,875
United Wholesale Mortgage LLC
5.50%, 11/15/25 (Call 11/15/22)(a)	12,710	12,664,775
5.50%, 04/15/29 (Call 04/15/24)(a)(b)	12,192	11,935,968

		621,959,562

Electric — 2.7%
Calpine Corp.
3.75%, 03/01/31 (Call 03/01/26)(a)(b)	17,481	16,736,089
4.50%, 02/15/28 (Call 02/15/23)(a)(b)	23,040	23,322,339
4.63%, 02/01/29 (Call 02/01/24)(a)	10,128	9,843,775
5.00%, 02/01/31 (Call 02/01/26)(a)(b)	13,656	13,372,447
5.13%, 03/15/28 (Call 03/15/23)(a)(b)	21,612	21,554,968
5.25%, 06/01/26 (Call 11/29/21)(a)	13,718	14,110,255
Clearway Energy Operating LLC
3.75%, 02/15/31 (Call 02/15/26)(a)(b)	17,223	17,156,261
4.75%, 03/15/28 (Call 03/15/23)(a)(b)	13,667	14,459,686
DPL Inc.
4.13%, 07/01/25 (Call 04/01/25)	7,034	7,439,369
4.35%, 04/15/29 (Call 01/15/29)(b)	8,221	8,899,233
Electricite de France SA
5.25%, (Call 01/29/23)(a)(b)(c)(d)	30,704	31,801,954
5.63%, (Call 01/22/24)(a)(b)(c)(d)	23,044	24,521,077
Emera Inc., Series 16-A, 6.75%, 06/15/76 (Call 06/15/26)(b)(c)	8,741	10,260,885

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
FirstEnergy Corp.
2.65%, 03/01/30 (Call 12/01/29)(b)	$12,240	$12,125,519
Series B, 2.25%, 09/01/30 (Call 06/01/30)	8,275	7,961,521
Series B, 4.40%, 07/15/27 (Call 04/15/27)	27,087	29,389,395
Series B, 4.75%, 03/15/23 (Call 12/15/22)	3,723	3,860,016
FirstEnergy Transmission LLC
2.87%, 09/15/28 (Call 07/15/28)(a)	6,529	6,735,012
4.35%, 01/15/25 (Call 10/15/24)(a)	8,671	9,384,533
NextEra Energy Operating Partners LP
3.88%, 10/15/26 (Call 07/15/26)(a)(b)	10,106	10,744,325
4.25%, 07/15/24 (Call 04/15/24)(a)	10,700	11,328,090
4.25%, 09/15/24 (Call 07/15/24)(a)	983	1,042,239
4.50%, 09/15/27 (Call 06/15/27)(a)(b)	8,872	9,468,908
NRG Energy Inc.
3.38%, 02/15/29 (Call 02/15/24)(a)	8,070	7,893,267
3.63%, 02/15/31 (Call 02/15/26)(a)(b)	17,435	16,991,497
3.88%, 02/15/32 (Call 02/15/27)(a)(b)	20,939	20,520,220
5.25%, 06/15/29 (Call 06/15/24)(a)(b)	10,949	11,639,699
5.75%, 01/15/28 (Call 01/15/23)	12,542	13,306,059
6.63%, 01/15/27 (Call 11/15/21)(b)	5,957	6,180,388
PG&E Corp.
5.00%, 07/01/28 (Call 07/01/23)(b)	14,774	15,364,960
5.25%, 07/01/30 (Call 07/01/25)(b)	17,991	18,796,097
Talen Energy Supply LLC
6.50%, 06/01/25 (Call 11/29/21)(b)	10,010	6,031,025
6.63%, 01/15/28 (Call 01/15/23)(a)	7,384	6,962,810
7.25%, 05/15/27 (Call 05/15/22)(a)	12,485	11,954,387
7.63%, 06/01/28 (Call 06/01/23)(a)	6,502	6,210,833
10.50%, 01/15/26 (Call 01/15/22)(a)	10,414	6,795,135
Vistra Operations Co. LLC
4.38%, 05/01/29 (Call 05/01/24)(a)	21,566	21,313,740
5.00%, 07/31/27 (Call 07/31/22)(a)(b)	21,766	22,295,608
5.50%, 09/01/26 (Call 11/09/21)(a)(b)	16,673	17,168,188
5.63%, 02/15/27 (Call 02/15/22)(a)(b)	20,906	21,616,804

		546,558,613

Electrical Components & Equipment — 0.4%
Energizer Holdings Inc.
4.38%, 03/31/29 (Call 09/30/23)(a)(b)	14,531	13,877,105
4.75%, 06/15/28 (Call 06/15/23)(a)(b)	9,604	9,544,509
WESCO Distribution Inc.
7.13%, 06/15/25 (Call 06/15/22)(a)	27,946	29,700,514
7.25%, 06/15/28 (Call 06/15/23)(a)	21,806	24,038,270

		77,160,398

Electronics — 0.5%
Imola Merger Corp., 4.75%, 05/15/29 (Call 05/15/24)(a)(b)	33,889	34,819,253
Sensata Technologies BV
4.00%, 04/15/29 (Call 04/15/24)(a)(b)	17,591	17,866,475
4.88%, 10/15/23(a)	6,008	6,379,370
5.00%, 10/01/25(a)(b)	12,145	13,282,298
5.63%, 11/01/24(a)(b)	4,886	5,386,819
Sensata Technologies Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)(b)	14,264	14,086,797
4.38%, 02/15/30 (Call 11/15/29)(a)(b)	6,216	6,570,312

		98,391,324

Energy - Alternate Sources — 0.2%
TerraForm Power Operating LLC
4.25%, 01/31/23 (Call 10/31/22)(a)(b)	5,291	5,418,793
4.75%, 01/15/30 (Call 01/15/25)(a)(b)	12,737	13,198,716

Security	Par (000)	Value

Energy - Alternate Sources (continued)
5.00%, 01/31/28 (Call 07/31/27)(a)(b)	$12,084	$12,899,428

		31,516,937

Engineering & Construction — 0.1%
AECOM, 5.13%, 03/15/27 (Call 12/15/26)(b)	624	687,596
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 11/29/21)(a)(b)	16,378	16,414,032
Fluor Corp.
3.50%, 12/15/24 (Call 09/15/24)(b)	2,469	2,567,760
4.25%, 09/15/28 (Call 06/15/28)(b)	1,820	1,892,605

		21,561,993

Entertainment — 2.9%
AMC Entertainment Holdings Inc., 10.50%, 04/15/25 (Call 04/15/22)(a)(b)	8,097	8,704,275
Caesars Entertainment Inc.
4.63%, 10/15/29 (Call 10/15/24)(a)	22,440	22,575,015
6.25%, 07/01/25 (Call 07/01/22)(a)	55,937	58,809,645
8.13%, 07/01/27 (Call 07/01/23)(a)(b)	29,004	32,485,930
Caesars Resort Collection LLC/CRC Finco Inc., 5.75%, 07/01/25 (Call 07/01/22)(a)	13,644	14,336,433
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)(b)	7,795	8,139,929
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/24 (Call 11/29/21)(b)	5,516	5,569,350
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.38%, 04/15/27 (Call 04/15/22)(b)	8,285	8,545,770
5.50%, 05/01/25 (Call 05/01/22)(a)	20,847	21,663,318
Churchill Downs Inc.
4.75%, 01/15/28 (Call 01/15/23)(a)(b)	12,026	12,497,194
5.50%, 04/01/27 (Call 04/01/22)(a)	10,004	10,366,645
Cinemark USA Inc.
5.25%, 07/15/28 (Call 07/15/24)(a)(b)	12,407	12,096,825
5.88%, 03/15/26 (Call 03/15/23)(a)(b)	7,182	7,219,804
International Game Technology PLC
4.13%, 04/15/26 (Call 04/15/23)(a)	15,110	15,582,641
5.25%, 01/15/29 (Call 01/15/24)(a)	13,115	13,803,538
6.25%, 01/15/27 (Call 07/15/26)(a)	10,213	11,504,551
6.50%, 02/15/25 (Call 08/15/24)(a)(b)	17,726	19,692,662
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29 (Call 04/15/24)(a)(b)	16,702	17,098,505
Live Nation Entertainment Inc.
3.75%, 01/15/28 (Call 01/15/24)(a)(b)	9,486	9,379,283
4.75%, 10/15/27 (Call 10/15/22)(a)(b)	15,637	15,949,740
4.88%, 11/01/24 (Call 11/29/21)(a)	8,158	8,249,778
6.50%, 05/15/27 (Call 05/15/23)(a)(b)	21,836	23,877,031
Mohegan Gaming & Entertainment
7.88%, 10/15/24 (Call 11/15/21)(a)(b)	3,323	3,447,613
8.00%, 02/01/26 (Call 02/01/23)(a)(b)	19,888	20,531,874
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
5.63%, 09/01/29 (Call 09/01/24)(a)(b)	12,544	12,780,768
5.88%, 09/01/31 (Call 09/01/26)(a)(b)	13,425	13,693,500
Resorts World Las Vegas LLC/RWLV Capital Inc., 4.63%, 04/16/29 (Call 01/16/29)(a)(b)	15,254	15,425,132
Scientific Games International Inc.
5.00%, 10/15/25 (Call 11/29/21)(a)	17,754	18,287,582
7.00%, 05/15/28 (Call 05/15/23)(a)	11,812	12,762,275
7.25%, 11/15/29 (Call 11/15/24)(a)(b)	7,705	8,707,266
8.25%, 03/15/26 (Call 03/15/22)(a)(b)	17,259	18,316,114

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Entertainment (continued)
8.63%, 07/01/25 (Call 07/01/22)(a)(b)	$8,050	$8,701,044
Six Flags Entertainment Corp.
4.88%, 07/31/24 (Call 11/29/21)(a)(b)	16,140	16,322,777
5.50%, 04/15/27 (Call 04/15/22)(a)(b)	7,320	7,585,350
Six Flags Theme Parks Inc., 7.00%, 07/01/25 (Call 07/01/22)(a)(b)	13,047	13,862,437
WMG Acquisition Corp.
3.00%, 02/15/31 (Call 02/15/26)(a)(b)	15,356	14,923,575
3.88%, 07/15/30 (Call 07/15/25)(a)(b)	8,003	8,317,868
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
5.13%, 10/01/29 (Call 07/01/29)(a)(b)	12,908	12,963,182
7.75%, 04/15/25 (Call 04/15/22)(a)	10,230	10,776,384

		575,552,603

Environmental Control — 0.8%
Covanta Holding Corp.
5.00%, 09/01/30 (Call 09/01/25)(b)	8,761	8,719,823
5.88%, 07/01/25 (Call 11/29/21)	4,177	4,310,142
6.00%, 01/01/27 (Call 01/01/22)	7,187	7,435,626
GFL Environmental Inc.
3.50%, 09/01/28 (Call 03/01/28)(a)(b)	14,575	14,516,543
3.75%, 08/01/25 (Call 08/01/22)(a)(b)	15,140	15,578,303
4.00%, 08/01/28 (Call 08/01/23)(a)(b)	11,596	11,326,872
4.25%, 06/01/25 (Call 06/01/22)(a)(b)	9,718	10,020,188
4.38%, 08/15/29 (Call 08/15/24)(a)(b)	9,236	9,155,668
4.75%, 06/15/29 (Call 06/15/24)(a)(b)	12,550	12,651,969
5.13%, 12/15/26 (Call 12/15/22)(a)(b)	7,208	7,546,750
Madison IAQ LLC
4.13%, 06/30/28 (Call 06/30/24)(a)(b)	12,740	12,671,140
5.88%, 06/30/29 (Call 06/30/24)(a)(b)	17,100	16,971,750
Stericycle Inc.
3.88%, 01/15/29 (Call 11/15/23)(a)(b)	9,860	9,712,100
5.38%, 07/15/24 (Call 11/15/21)(a)(b)	9,552	9,800,352

		150,417,226

Food — 3.3%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
3.25%, 03/15/26 (Call 09/15/22)(a)(b)	16,109	16,384,588
3.50%, 02/15/23 (Call 12/15/22)(a)(b)	9,642	9,810,827
3.50%, 03/15/29 (Call 09/15/23)(a)(b)	20,693	20,415,000
4.63%, 01/15/27 (Call 01/15/23)(a)(b)	22,113	23,080,444
4.88%, 02/15/30 (Call 02/15/25)(a)(b)	18,981	20,350,637
5.88%, 02/15/28 (Call 08/15/22)(a)(b)	14,152	15,048,202
7.50%, 03/15/26 (Call 03/15/22)(a)(b)	8,042	8,655,203
B&G Foods Inc.
5.25%, 04/01/25 (Call 11/29/21)	14,722	15,042,203
5.25%, 09/15/27 (Call 03/01/22)(b)	10,994	11,280,575
JBS Finance Luxembourg Sarl, 3.63%, 01/15/32 (Call 01/15/27)(a)(b)	2,762	2,727,475
JBS USA Food Co.
5.75%, 01/15/28 (Call 07/15/22)(a)(b)	11,671	12,142,217
7.00%, 01/15/26 (Call 01/15/22)(a)(b)	17,931	18,698,113
JBS USA LUX SA/JBS USA Finance Inc., 6.75%, 02/15/28 (Call 02/15/23)(a)(b)	17,695	19,107,643
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
3.75%, 12/01/31 (Call 12/01/26)(a)(b)	9,207	9,411,461
5.50%, 01/15/30 (Call 01/15/25)(a)(b)	22,577	24,691,255
6.50%, 04/15/29 (Call 04/15/24)(a)(b)	22,784	25,277,294

Security	Par (000)	Value

Food (continued)
Kraft Heinz Foods Co.
3.00%, 06/01/26 (Call 03/01/26)	$27,452	$28,670,045
3.50%, 06/06/22(b)	991	1,008,189
3.75%, 04/01/30 (Call 01/01/30)	13,596	14,759,518
3.88%, 05/15/27 (Call 02/15/27)(b)	22,509	24,420,802
4.25%, 03/01/31 (Call 12/01/30)	23,660	26,620,103
4.63%, 01/30/29 (Call 10/30/28)(b)	11,297	12,840,905
Lamb Weston Holdings Inc.
4.13%, 01/31/30 (Call 01/31/25)(a)	13,350	13,362,682
4.38%, 01/31/32 (Call 01/31/27)(a)	13,300	13,319,684
4.63%, 11/01/24 (Call 11/18/21)(a)	12,502	12,796,838
4.88%, 11/01/26 (Call 11/18/21)(a)	13,926	14,285,451
4.88%, 05/15/28 (Call 11/15/27)(a)(b)	9,490	10,171,952
Performance Food Group Inc.
4.25%, 08/01/29 (Call 08/01/24)(a)(b)	19,170	19,181,502
5.50%, 10/15/27 (Call 10/15/22)(a)(b)	16,177	16,878,383
Pilgrim’s Pride Corp.
3.50%, 03/01/32 (Call 09/01/26)(a)(b)	16,080	16,151,890
4.25%, 04/15/31 (Call 04/15/26)(a)	16,104	16,988,445
5.88%, 09/30/27 (Call 09/30/22)(a)	14,169	14,930,584
Post Holdings Inc.
4.50%, 09/15/31 (Call 09/15/26)(a)	32,209	31,605,081
4.63%, 04/15/30 (Call 04/15/25)(a)(b)	27,045	27,184,958
5.50%, 12/15/29 (Call 12/15/24)(a)(b)	12,382	13,171,353
5.63%, 01/15/28 (Call 12/01/22)(a)(b)	15,043	15,700,379
5.75%, 03/01/27 (Call 03/01/22)(a)(b)	24,422	25,342,245
U.S. Foods Inc.
4.75%, 02/15/29 (Call 02/15/24)(a)(b)	16,298	16,510,200
6.25%, 04/15/25 (Call 04/15/22)(a)(b)	17,372	18,212,621

		656,236,947

Food Service — 0.4%
Aramark Services Inc.
5.00%, 04/01/25 (Call 11/29/21)(a)(b)	7,269	7,441,639
5.00%, 02/01/28 (Call 02/01/23)(a)(b)	20,788	21,366,507
6.38%, 05/01/25 (Call 05/01/22)(a)(b)	27,531	28,978,387
TKC Holdings Inc.
6.88%, 05/15/28 (Call 05/15/24)(a)	6,930	7,120,575
10.50%, 05/15/29 (Call 05/15/24)(a)(b)	10,769	11,626,332

		76,533,440

Forest Products & Paper — 0.1%
Mercer International Inc., 5.13%, 02/01/29 (Call 02/01/24)(b)	15,347	15,329,182
Pearl Merger Sub Inc., 6.75%, 10/01/28 (Call 10/01/24)(a)	3,357	3,340,215

		18,669,397

Gas — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)(b)	12,767	13,859,472
5.63%, 05/20/24 (Call 03/20/24)	9,528	10,303,103
5.75%, 05/20/27 (Call 02/20/27)(b)	8,091	9,031,579
5.88%, 08/20/26 (Call 05/20/26)(b)	10,539	11,770,745

		44,964,899

Health Care - Products — 0.8%
Avantor Funding Inc.
3.88%, 11/01/29 (Call 11/01/24)(a)	10,450	10,465,372
4.63%, 07/15/28 (Call 07/15/23)(a)	27,356	28,380,482
Hologic Inc.
3.25%, 02/15/29 (Call 09/28/23)(a)(b)	19,751	19,606,768
4.63%, 02/01/28 (Call 02/01/23)(a)(b)	4,862	5,067,751

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products (continued)
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (Call 10/01/24)(a)	$29,396	$29,249,020
5.25%, 10/01/29 (Call 10/01/24)(a)(b)	38,041	38,611,615
Teleflex Inc.
4.25%, 06/01/28 (Call 06/01/23)(a)	10,453	10,740,458
4.63%, 11/15/27 (Call 11/15/22)(b)	8,471	8,839,827

		150,961,293

Health Care - Services — 6.4%
Catalent Pharma Solutions Inc.
3.13%, 02/15/29 (Call 02/15/24)(a)(b)	11,170	10,910,856
3.50%, 04/01/30 (Call 04/01/25)(a)	12,505	12,411,213
5.00%, 07/15/27 (Call 07/15/22)(a)	10,172	10,538,333
Centene Corp.
2.45%, 07/15/28 (Call 05/15/28)	27,037	26,970,632
2.50%, 03/01/31 (Call 12/01/30)(b)	37,368	36,487,360
2.63%, 08/01/31 (Call 05/01/31)	21,683	21,355,357
3.00%, 10/15/30 (Call 07/15/30)(b)	37,488	38,139,823
3.38%, 02/15/30 (Call 02/15/25)	34,299	35,251,442
4.25%, 12/15/27 (Call 12/15/22)(b)	40,328	42,241,564
4.63%, 12/15/29 (Call 12/15/24)(b)	57,508	62,108,640
Charles River Laboratories International Inc.
3.75%, 03/15/29 (Call 03/15/24)(a)(b)	8,519	8,604,190
4.00%, 03/15/31 (Call 03/15/26)(a)(b)	9,863	10,188,528
4.25%, 05/01/28 (Call 05/01/23)(a)	7,506	7,750,570
CHS/Community Health Systems Inc.
4.75%, 02/15/31 (Call 02/15/26)(a)(b)	20,567	20,567,000
5.63%, 03/15/27 (Call 12/15/23)(a)	29,926	31,313,893
6.00%, 01/15/29 (Call 01/15/24)(a)(b)	13,603	14,358,817
6.13%, 04/01/30 (Call 04/01/25)(a)(b)	24,121	23,716,491
6.63%, 02/15/25 (Call 02/15/22)(a)	23,108	24,123,146
6.88%, 04/01/28 (Call 04/01/23)(a)(b)	12,579	11,963,887
6.88%, 04/15/29 (Call 04/15/24)(a)(b)	29,592	30,442,770
8.00%, 03/15/26 (Call 03/15/22)(a)(b)	34,324	36,254,725
8.00%, 12/15/27 (Call 12/15/22)(a)	11,521	12,537,949
DaVita Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)(b)	26,407	25,004,128
4.63%, 06/01/30 (Call 06/01/25)(a)(b)	46,072	46,187,180
Encompass Health Corp.
4.50%, 02/01/28 (Call 02/01/23)(b)	13,881	14,140,714
4.63%, 04/01/31 (Call 04/01/26)(b)	6,536	6,696,815
4.75%, 02/01/30 (Call 02/01/25)(b)	14,737	15,118,034
HCA Inc.
3.50%, 09/01/30 (Call 03/01/30)	45,357	47,779,917
5.38%, 02/01/25	41,836	46,542,550
5.38%, 09/01/26 (Call 03/01/26)(b)	15,985	18,189,135
5.63%, 09/01/28 (Call 03/01/28)	25,171	29,598,989
5.88%, 05/01/23	18,239	19,516,093
5.88%, 02/15/26 (Call 08/15/25)(b)	24,695	28,136,989
5.88%, 02/01/29 (Call 08/01/28)(b)	16,197	19,296,296
IQVIA Inc.
5.00%, 10/15/26 (Call 11/29/21)(a)	16,634	17,095,060
5.00%, 05/15/27 (Call 05/15/22)(a)(b)	19,069	19,766,353
Legacy LifePoint Health LLC
4.38%, 02/15/27 (Call 02/15/22)(a)	10,342	10,276,234
6.75%, 04/15/25 (Call 04/15/22)(a)(b)	11,366	11,950,577
Lifepoint Health Inc., 5.38%, 01/15/29 (Call 01/15/24)(a)(b)	8,002	7,885,371
MEDNAX Inc., 6.25%, 01/15/27 (Call 01/15/22)(a)(b)	17,716	18,598,611
ModivCare Escrow Issuer Inc., 5.00%, 10/01/29 (Call 10/01/24)(a)(b)	8,565	8,713,462

Security	Par (000)	Value

Health Care - Services (continued)
ModivCare Inc., 5.88%, 11/15/25 (Call 11/15/22)(a)(b)	$8,100	$8,494,875
Molina Healthcare Inc.
3.88%, 11/15/30 (Call 08/17/30)(a)(b)	11,884	12,285,085
4.38%, 06/15/28 (Call 06/15/23)(a)(b)	14,062	14,596,206
5.38%, 11/15/22 (Call 08/15/22)(b)	7,700	7,931,000
Radiology Partners Inc., 9.25%, 02/01/28 (Call 02/01/23)(a)(b)	11,678	12,363,499
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/21)(a)	21,523	22,706,765
RP Escrow Issuer LLC, 5.25%, 12/15/25 (Call 12/15/22)(a)	13,490	13,490,000
Select Medical Corp., 6.25%, 08/15/26 (Call 08/15/22)(a)(b)	21,250	22,240,069
Tenet Healthcare Corp.
4.25%, 06/01/29 (Call 06/01/24)(a)	24,131	24,457,492
4.63%, 07/15/24 (Call 11/29/21)(b)	11,316	11,499,389
4.63%, 09/01/24 (Call 11/15/21)(a)	8,975	9,097,284
4.63%, 06/15/28 (Call 06/15/23)(a)(b)	8,254	8,558,985
4.88%, 01/01/26 (Call 03/01/22)(a)	35,761	36,699,726
5.13%, 11/01/27 (Call 11/01/22)(a)(b)	26,645	27,834,510
6.13%, 10/01/28 (Call 10/01/23)(a)(b)	43,780	45,976,648
6.25%, 02/01/27 (Call 02/01/22)(a)(b)	24,761	25,720,489
6.75%, 06/15/23(b)	30,085	32,326,333
7.50%, 04/01/25 (Call 04/01/22)(a)(b)	12,482	13,246,523

		1,288,254,572

Holding Companies - Diversified — 0.6%
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (Call 04/15/24)(a)(b)	17,275	17,966,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%, 02/01/29 (Call 08/01/28)(b)	13,284	13,335,841
4.75%, 09/15/24 (Call 06/15/24)(b)	19,392	20,098,741
5.25%, 05/15/27 (Call 11/15/26)	23,744	24,696,989
6.25%, 05/15/26 (Call 05/15/22)(b)	24,076	25,232,563
6.38%, 12/15/25 (Call 11/29/21)	12,374	12,630,684
6.75%, 02/01/24 (Call 11/29/21)(b)	5,711	5,788,488
Stena AB, 7.00%, 02/01/24(a)(b)	307	318,144

		120,067,450

Home Builders — 0.8%
Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC
4.88%, 02/15/30 (Call 02/15/25)(a)(b)	7,652	7,648,939
6.25%, 09/15/27 (Call 09/15/22)(a)(b)	12,729	13,290,667
Century Communities Inc.
3.88%, 08/15/29 (Call 02/15/29)(a)(b)	9,812	9,786,663
6.75%, 06/01/27 (Call 06/01/22)(b)	3,798	4,037,464
Mattamy Group Corp.
4.63%, 03/01/30 (Call 03/01/25)(a)(b)	10,987	11,137,592
5.25%, 12/15/27 (Call 12/15/22)(a)(b)	8,920	9,294,354
Meritage Homes Corp.
3.88%, 04/15/29 (Call 10/15/28)(a)(b)	9,159	9,499,165
6.00%, 06/01/25 (Call 03/01/25)(b)	5,786	6,494,062
Picasso Finance Sub Inc., 6.13%, 06/15/25 (Call 06/15/22)(a)(b)	10,077	10,589,982
Taylor Morrison Communities Inc.
5.13%, 08/01/30 (Call 02/01/30)(a)	9,087	9,654,938
5.75%, 01/15/28 (Call 10/15/27)(a)(b)	5,535	6,090,161
5.88%, 06/15/27 (Call 03/15/27)(a)(b)	9,691	10,867,245
Toll Brothers Finance Corp.
3.80%, 11/01/29 (Call 08/01/29)(b)	8,588	9,205,621

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Home Builders (continued)
4.35%, 02/15/28 (Call 11/15/27)(b)	$4,663	$5,090,497
4.38%, 04/15/23 (Call 01/15/23)(b)	4,851	5,025,102
4.88%, 03/15/27 (Call 12/15/26)	6,667	7,409,146
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24(b)	8,736	9,661,725
Williams Scotsman International Inc., 4.63%, 08/15/28 (Call 08/15/23)(a)	6,563	6,784,501

		151,567,824

Home Furnishings — 0.1%
Tempur Sealy International Inc.
3.88%, 10/15/31 (Call 10/15/26)(a)	14,059	13,918,614
4.00%, 04/15/29 (Call 04/15/24)(a)(b)	6,596	6,704,391

		20,623,005

Household Products & Wares — 0.2%
Central Garden & Pet Co.
4.13%, 10/15/30 (Call 10/15/25)	7,842	7,881,210
4.13%, 04/30/31 (Call 04/30/26)(a)(b)	8,481	8,519,376
Kronos Acquisition Holdings Inc./KIK Custom Products Inc.
5.00%, 12/31/26 (Call 06/30/23)(a)(b)	8,262	8,189,191
7.00%, 12/31/27 (Call 12/31/23)(a)(b)	8,708	8,368,562
Spectrum Brands Inc.
3.88%, 03/15/31 (Call 03/15/26)(a)(b)	9,807	9,647,869
5.75%, 07/15/25 (Call 11/29/21)	6,421	6,587,857

		49,194,065

Housewares — 0.4%
Newell Brands Inc.
4.35%, 04/01/23 (Call 02/01/23)	15,131	15,786,324
4.70%, 04/01/26 (Call 01/01/26)(b)	35,549	38,951,491
4.88%, 06/01/25 (Call 05/01/25)(b)	9,193	10,069,461
Scotts Miracle-Gro Co. (The)
4.00%, 04/01/31 (Call 04/01/26)(a)(b)	9,277	9,201,392
4.38%, 02/01/32 (Call 08/01/26)(a)(b)	7,390	7,413,683
4.50%, 10/15/29 (Call 10/15/24)(b)	5,690	5,919,947

		87,342,298

Insurance — 1.0%
Acrisure LLC/Acrisure Finance Inc.
4.25%, 02/15/29 (Call 02/15/24)(a)	11,136	10,761,172
6.00%, 08/01/29 (Call 08/01/24)(a)(b)	7,720	7,585,088
7.00%, 11/15/25 (Call 11/29/21)(a)(b)	17,278	17,470,964
10.13%, 08/01/26 (Call 08/01/22)(a)(b)	5,381	5,969,396
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.25%, 10/15/27 (Call 10/15/23)(a)(b)	11,338	11,350,036
5.88%, 11/01/29 (Call 11/01/24)(a)	4,610	4,633,431
6.75%, 10/15/27 (Call 10/15/22)(a)(b)	22,440	23,211,712
AssuredPartners Inc.
5.63%, 01/15/29 (Call 12/15/23)(a)(b)	8,075	8,025,557
7.00%, 08/15/25 (Call 11/29/21)(a)(b)	10,974	11,114,833
Global Atlantic Fin Co., 4.70%, 10/15/51 (Call 07/15/26)(a)(b)(c)	14,480	14,927,148
GTCR AP Finance Inc., 8.00%, 05/15/27 (Call 05/15/22)(a)(b)	8,296	8,728,118
HUB International Ltd., 7.00%, 05/01/26 (Call 11/09/21)(a)	28,288	29,237,238
Liberty Mutual Group Inc.
4.13%, 12/15/51 (Call 12/15/26)(a)(b)(c)	820	841,717
4.30%, 02/01/61 (Call 02/01/26)(a)(b)	16,286	15,163,678

Security	Par (000)	Value

Insurance (continued)
Radian Group Inc.
4.50%, 10/01/24 (Call 07/01/24)	$6,579	$6,980,489
4.88%, 03/15/27 (Call 09/15/26)(b)	8,350	9,111,937
6.63%, 03/15/25 (Call 09/15/24)	7,130	7,957,548

		193,070,062

Internet — 1.9%
Arches Buyer Inc.
4.25%, 06/01/28 (Call 12/01/23)(a)(b)	13,548	13,650,529
6.13%, 12/01/28 (Call 12/01/23)(a)(b)	7,516	7,581,765
Go Daddy Operating Co. LLC/GD Finance Co. Inc.
3.50%, 03/01/29 (Call 03/01/24)(a)(b)	14,580	14,106,150
5.25%, 12/01/27 (Call 06/01/22)(a)(b)	11,455	11,886,853
Match Group Holdings II LLC
3.63%, 10/01/31 (Call 10/01/26)(a)	5,637	5,473,809
4.13%, 08/01/30 (Call 05/01/25)(a)(b)	9,667	9,984,803
4.63%, 06/01/28 (Call 06/01/23)(a)	7,928	8,232,871
5.00%, 12/15/27 (Call 12/15/22)(a)	6,854	7,162,687
Netflix Inc.
3.63%, 06/15/25 (Call 03/15/25)(a)(b)	3,792	4,034,192
4.38%, 11/15/26(b)	10,586	11,790,158
4.88%, 04/15/28	20,096	23,035,040
4.88%, 06/15/30 (Call 03/15/30)(a)(b)	14,339	16,848,325
5.38%, 11/15/29(a)(b)	13,973	16,872,397
5.75%, 03/01/24	3,190	3,512,988
5.88%, 02/15/25(b)	8,127	9,213,986
5.88%, 11/15/28	27,541	33,531,167
6.38%, 05/15/29(b)	11,092	13,989,785
NortonLifeLock Inc.
3.95%, 06/15/22 (Call 03/15/22)	740	747,211
5.00%, 04/15/25 (Call 11/09/21)(a)	18,319	18,564,678
Photo Holdings Merger Sub Inc., 8.50%, 10/01/26 (Call 10/01/22)(a)(b)	14,246	14,979,669
Rakuten Group Inc.
5.13%, (Call 04/22/26)(a)(b)(c)(d)	8,497	8,530,867
6.25%, (Call 04/22/31)(a)(b)(c)(d)	13,733	14,462,173
Uber Technologies Inc.
4.50%, 08/15/29 (Call 08/15/24)(a)(b)	26,370	26,515,723
6.25%, 01/15/28 (Call 09/15/23)(a)(b)	7,931	8,515,622
7.50%, 05/15/25 (Call 05/15/22)(a)	19,871	21,171,378
7.50%, 09/15/27 (Call 09/15/22)(a)(b)	21,632	23,668,869
8.00%, 11/01/26 (Call 11/29/21)(a)	21,764	23,192,807

		371,256,502

Iron & Steel — 0.3%
Cleveland-Cliffs Inc.
4.63%, 03/01/29 (Call 03/01/24)(a)(b)	8,131	8,415,585
4.88%, 03/01/31 (Call 03/01/26)(a)(b)	7,969	8,308,663
5.88%, 06/01/27 (Call 06/01/22)(b)	9,983	10,381,627
6.75%, 03/15/26 (Call 03/15/22)(a)	12,633	13,433,707
9.88%, 10/17/25 (Call 10/17/22)(a)(b)	8,338	9,539,322
United States Steel Corp.
6.25%, 03/15/26 (Call 10/31/21)(b)	6,520	6,727,092
6.88%, 03/01/29 (Call 03/01/24)(b)	11,074	11,849,180

		68,655,176

Leisure Time — 0.7%
Life Time Inc.
5.75%, 01/15/26 (Call 01/15/23)(a)(b)	16,993	17,466,595
8.00%, 04/15/26 (Call 02/01/23)(a)(b)	7,000	7,350,000
NCL Corp. Ltd.
3.63%, 12/15/24 (Call 12/15/21)(a)(b)	9,273	8,786,168

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Leisure Time (continued)
5.88%, 03/15/26 (Call 12/15/25)(a)(b)	$24,488	$24,632,981
10.25%, 02/01/26 (Call 08/01/23)(a)(b)	11,820	13,523,424
12.25%, 05/15/24 (Call 02/15/24)(a)	11,130	13,145,587
NCL Finance Ltd., 6.13%, 03/15/28 (Call 12/15/27)(a)(b)	9,379	9,502,334
Viking Cruises Ltd.
5.88%, 09/15/27 (Call 09/15/22)(a)	14,743	14,295,181
7.00%, 02/15/29 (Call 02/15/24)(a)	3,970	3,989,929
13.00%, 05/15/25 (Call 05/15/22)(a)(b)	13,233	15,189,624
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 02/15/23)(a)	10,373	10,303,307

		138,185,130

Lodging — 2.8%
Boyd Gaming Corp.
4.75%, 12/01/27 (Call 12/01/22)(b)	18,950	19,524,185
4.75%, 06/15/31 (Call 06/15/26)(a)(b)	15,965	16,444,226
8.63%, 06/01/25 (Call 06/01/22)(a)(b)	8,214	8,863,317
Hilton Domestic Operating Co. Inc.
3.63%, 02/15/32 (Call 08/15/26)(a)(b)	26,581	25,908,735
3.75%, 05/01/29 (Call 05/01/24)(a)(b)	12,598	12,638,243
4.00%, 05/01/31 (Call 05/01/26)(a)(b)	18,925	19,062,206
4.88%, 01/15/30 (Call 01/15/25)(b)	17,389	18,562,410
5.38%, 05/01/25 (Call 05/01/22)(a)(b)	7,467	7,785,703
5.75%, 05/01/28 (Call 05/01/23)(a)	5,890	6,331,750
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc
4.88%, 07/01/31 (Call 07/01/26)(a)(b)	8,091	8,060,659
5.00%, 06/01/29 (Call 06/01/24)(a)	14,687	14,918,908
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27 (Call 04/01/22)(b)	10,841	11,220,435
Marriott Ownership Resorts Inc.
4.50%, 06/15/29 (Call 06/15/24)(a)(b)	8,824	8,826,363
6.13%, 09/15/25 (Call 05/15/22)(a)	2,881	3,023,552
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (Call 11/29/21)(a)(b)	15,889	15,752,243
5.25%, 04/26/26 (Call 04/26/22)(a)(b)	7,675	7,598,362
5.38%, 12/04/29 (Call 12/04/24)(a)(b)	18,557	18,318,060
5.63%, 07/17/27 (Call 07/17/22)(a)	10,573	10,594,642
5.75%, 07/21/28 (Call 07/21/23)(a)	14,355	14,301,169
MGM China Holdings Ltd.
4.75%, 02/01/27 (Call 02/01/24)(a)	13,723	13,187,313
5.25%, 06/18/25 (Call 06/18/22)(a)(b)	8,250	8,167,986
5.38%, 05/15/24 (Call 11/09/21)(a)(b)	10,556	10,579,942
5.88%, 05/15/26 (Call 05/15/22)(a)(b)	12,288	12,302,941
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)(b)	6,112	6,394,833
4.75%, 10/15/28 (Call 07/15/28)(b)	11,808	12,270,002
5.50%, 04/15/27 (Call 01/15/27)(b)	11,899	12,821,172
5.75%, 06/15/25 (Call 03/15/25)(b)	15,528	16,847,396
6.00%, 03/15/23	19,910	21,034,318
6.75%, 05/01/25 (Call 05/01/22)	12,559	13,256,024
Studio City Finance Ltd.
5.00%, 01/15/29 (Call 01/15/24)(a)(b)	17,672	15,993,160
6.00%, 07/15/25 (Call 07/15/22)(a)(b)	8,037	7,797,899
6.50%, 01/15/28 (Call 07/15/23)(a)(b)	8,414	8,109,186
Travel + Leisure Co.
3.90%, 03/01/23 (Call 12/01/22)	5,724	5,889,996
6.00%, 04/01/27 (Call 01/01/27)	7,427	8,105,349
6.63%, 07/31/26 (Call 04/30/26)(a)(b)	12,237	13,648,171
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)(a)(b)	8,728	8,811,331
5.25%, 05/15/27 (Call 02/15/27)(a)(b)	13,496	13,603,968

Security	Par (000)	Value

Lodging (continued)
5.50%, 03/01/25 (Call 12/01/24)(a)	$30,452	$30,984,910
Wynn Macau Ltd.
4.88%, 10/01/24 (Call 11/09/21)(a)(b)	9,661	9,159,736
5.13%, 12/15/29 (Call 12/15/24)(a)(b)	16,328	14,713,233
5.50%, 01/15/26 (Call 06/15/22)(a)(b)	16,347	15,400,631
5.50%, 10/01/27 (Call 10/01/22)(a)(b)	12,709	11,877,911
5.63%, 08/26/28 (Call 08/26/23)(a)(b)	22,484	20,986,116

		559,678,692

Machinery — 0.2%
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (Call 11/29/21)(a)(b)	10,861	11,058,815
TK Elevator U.S. Newco Inc., 5.25%, 07/15/27 (Call 07/15/23)(a)(b)	26,970	27,450,066
Vertical Holdco GmbH, 7.63%, 07/15/28 (Call 07/15/23)(a)(b)	6,372	6,750,390

		45,259,271

Manufacturing — 0.2%
FXI Holdings Inc.
7.88%, 11/01/24 (Call 11/29/21)(a)(b)	9,638	9,818,713
12.25%, 11/15/26 (Call 11/15/22)(a)	14,188	15,777,198
Hillenbrand Inc., 5.75%, 06/15/25 (Call 06/15/22)	5,899	6,217,424

		31,813,335

Media — 9.2%
Altice Financing SA
5.00%, 01/15/28 (Call 01/15/23)(a)(b)	21,137	20,383,973
5.75%, 08/15/29 (Call 08/15/24)(a)(b)	32,369	31,824,414
AMC Networks Inc.
4.25%, 02/15/29 (Call 02/15/24)(b)	18,111	17,839,335
4.75%, 08/01/25 (Call 11/29/21)(b)	11,350	11,633,750
5.00%, 04/01/24 (Call 11/29/21)(b)	6,330	6,406,490
CCO Holdings LLC/CCO Holdings Capital Corp.
4.00%, 03/01/23 (Call 11/15/21)(a)	8,128	8,141,767
4.25%, 02/01/31 (Call 07/01/25)(a)(b)	50,376	50,095,335
4.25%, 01/15/34 (Call 01/15/28)(a)(b)	34,170	33,102,188
4.50%, 08/15/30 (Call 02/15/25)(a)	46,920	47,758,930
4.50%, 05/01/32 (Call 05/01/26)(b)	47,195	47,577,105
4.50%, 06/01/33 (Call 06/01/27)(a)	29,568	29,494,080
4.75%, 03/01/30 (Call 09/01/24)(a)(b)	50,711	52,359,107
5.00%, 02/01/28 (Call 08/01/22)(a)	41,539	43,200,560
5.13%, 05/01/27 (Call 05/01/22)(a)	53,373	55,374,487
5.38%, 06/01/29 (Call 06/01/24)(a)(b)	23,449	25,195,951
5.50%, 05/01/26 (Call 11/29/21)(a)(b)	11,665	12,049,945
Clear Channel Worldwide Holdings Inc., 5.13%, 08/15/27 (Call 08/15/22)(a)	23,607	24,234,946
CSC Holdings LLC
3.38%, 02/15/31 (Call 02/15/26)(a)(b)	17,238	15,697,354
4.13%, 12/01/30 (Call 12/01/25)(a)(b)	18,295	17,521,213
4.50%, 11/15/31 (Call 11/15/26)(a)(b)	26,600	25,776,730
4.63%, 12/01/30 (Call 12/01/25)(a)(b)	38,495	35,332,701
5.00%, 11/15/31 (Call 11/15/26)(a)(b)	7,652	7,101,209
5.25%, 06/01/24	11,370	11,952,409
5.38%, 02/01/28 (Call 02/01/23)(a)(b)	15,948	16,446,375
5.50%, 04/15/27 (Call 04/15/22)(a)(b)	24,161	24,946,233
5.75%, 01/15/30 (Call 01/15/25)(a)(b)	38,196	37,667,749
5.88%, 09/15/22	821	843,475
6.50%, 02/01/29 (Call 02/01/24)(a)(b)	31,665	33,960,712
7.50%, 04/01/28 (Call 04/01/23)(a)	16,463	17,580,769

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%, 08/15/26 (Call 08/15/22)(a)(b)	$50,465	$28,512,725
6.63%, 08/15/27 (Call 08/15/22)(a)(b)	29,589	8,803,784
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., 5.88%, 08/15/27 (Call 08/15/23)(a)(b)	29,589	30,710,423
DISH DBS Corp.
5.00%, 03/15/23(b)	21,975	22,746,872
5.88%, 07/15/22	764	784,533
5.88%, 11/15/24(b)	33,944	36,126,599
7.38%, 07/01/28 (Call 07/01/23)(b)	16,627	17,499,918
7.75%, 07/01/26(b)	34,903	38,827,619
5.13%, 06/01/29(b)	26,293	25,293,866
Entercom Media Corp.
6.50%, 05/01/27 (Call 05/01/22)(a)	5,550	5,580,345
6.75%, 03/31/29 (Call 03/31/24)(a)	3,250	3,225,625
Gray Escrow II Inc., 5.38%, 11/15/31 (Call 11/15/26)(a)	7,410	7,503,088
Gray Television Inc.
4.75%, 10/15/30 (Call 10/15/25)(a)(b)	13,842	13,658,180
5.88%, 07/15/26 (Call 11/29/21)(a)(b)	8,721	9,000,798
7.00%, 05/15/27 (Call 05/15/22)(a)(b)	14,069	15,076,888
iHeartCommunications Inc.
4.75%, 01/15/28 (Call 01/15/23)(a)(b)	7,031	7,064,819
5.25%, 08/15/27 (Call 08/15/22)(a)(b)	14,861	15,194,956
6.38%, 05/01/26 (Call 05/01/22)(b)	13,586	14,230,965
8.38%, 05/01/27 (Call 05/01/22)(b)	26,502	28,225,088
LCPR Senior Secured Financing DAC
5.13%, 07/15/29 (Call 07/15/24)(a)	14,379	14,561,613
6.75%, 10/15/27 (Call 10/15/22)(a)	22,496	23,733,406
Mav Acquisition Corp.
5.75%, 08/01/28 (Call 08/01/24)(a)	14,921	14,667,343
8.00%, 08/01/29 (Call 08/01/24)(a)	12,115	11,805,159
Meredith Corp., 6.88%, 02/01/26 (Call 12/01/21)(b)	17,023	17,668,172
News Corp., 3.88%, 05/15/29 (Call 05/15/24)(a)(b)	18,018	18,289,531
Nexstar Media Inc.
4.75%, 11/01/28 (Call 11/01/23)(a)(b)	17,179	17,550,925
5.63%, 07/15/27 (Call 07/15/22)(a)(b)	31,901	33,655,555
Quebecor Media Inc., 5.75%, 01/15/23	13,784	14,507,660
Radiate Holdco LLC/Radiate Finance Inc.
4.50%, 09/15/26 (Call 09/15/23)(a)(b)	18,736	19,036,525
6.50%, 09/15/28 (Call 09/15/23)(a)(b)	15,777	15,777,000
Scripps Escrow II Inc.
3.88%, 01/15/29 (Call 01/15/24)(a)(b)	9,810	9,787,976
5.38%, 01/15/31 (Call 01/15/26)(a)(b)	9,295	9,120,634
Scripps Escrow Inc., 5.88%, 07/15/27 (Call 07/15/22)(a)(b)	7,449	7,607,291
Sinclair Television Group Inc.
4.13%, 12/01/30 (Call 12/01/25)(a)(b)	11,349	10,821,555
5.13%, 02/15/27 (Call 11/15/21)(a)(b)	6,403	6,181,911
5.50%, 03/01/30 (Call 12/01/24)(a)(b)	7,777	7,442,670
Sirius XM Radio Inc.
3.13%, 09/01/26 (Call 09/01/23)(a)(b)	16,272	16,312,680
3.88%, 09/01/31 (Call 09/01/26)(a)(b)	26,078	25,067,478
4.00%, 07/15/28 (Call 07/15/24)(a)(b)	35,245	35,498,764
4.13%, 07/01/30 (Call 07/01/25)(a)(b)	24,910	24,798,901
5.00%, 08/01/27 (Call 08/01/22)(a)(b)	24,361	25,457,245
5.50%, 07/01/29 (Call 07/01/24)(a)(b)	20,245	21,813,988
TEGNA Inc.
4.63%, 03/15/28 (Call 03/15/23)(b)	19,072	19,255,509
4.75%, 03/15/26 (Call 03/15/23)(a)(b)	7,850	8,164,393

Security	Par (000)	Value

Media (continued)
5.00%, 09/15/29 (Call 09/15/24)(b)	$18,565	$18,830,247
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28 (Call 12/01/22)(a)	17,400	18,134,280
Univision Communications Inc.
4.50%, 05/01/29 (Call 05/01/24)(a)(b)	18,039	18,250,056
5.13%, 02/15/25 (Call 11/09/21)(a)(b)	24,558	24,990,221
6.63%, 06/01/27 (Call 06/01/23)(a)(b)	27,412	29,635,799
UPC Broadband Finco BV, 4.88%, 07/15/31 (Call 07/15/26)(a)(b)	21,715	22,077,641
UPC Holding BV, 5.50%, 01/15/28 (Call 10/15/22)(a)(b)	8,591	8,901,890
ViacomCBS Inc., 6.25%, 02/28/57 (Call 02/28/27)(c)	11,236	12,825,669
Videotron Ltd.
3.63%, 06/15/29 (Call 06/15/24)(a)(b)	10,853	10,891,076
5.13%, 04/15/27 (Call 04/15/22)(a)(b)	11,749	12,152,872
5.38%, 06/15/24 (Call 03/15/24)(a)(b)	8,145	8,775,312
Virgin Media Finance PLC, 5.00%, 07/15/30 (Call 07/15/25)(a)(b)	16,651	16,577,527
Virgin Media Secured Finance PLC
4.50%, 08/15/30 (Call 08/15/25)(a)(b)	15,353	15,342,253
5.50%, 05/15/29 (Call 05/15/24)(a)(b)	23,375	24,616,446
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28 (Call 07/15/23)(a)	9,064	9,211,290
Ziggo Bond Co. BV
5.13%, 02/28/30 (Call 02/15/25)(a)(b)	8,487	8,588,844
6.00%, 01/15/27 (Call 01/15/22)(a)	11,434	11,785,453
Ziggo BV
4.88%, 01/15/30 (Call 10/15/24)(a)(b)	17,710	17,986,719
5.50%, 01/15/27 (Call 01/15/22)(a)	29,190	30,082,878

		1,837,806,740

Mining — 1.4%
Alcoa Nederland Holding BV
4.13%, 03/31/29 (Call 03/31/24)(a)(b)	7,593	7,898,998
5.50%, 12/15/27 (Call 06/15/23)(a)(b)	11,528	12,359,745
6.13%, 05/15/28 (Call 05/15/23)(a)	7,720	8,285,876
Arconic Corp.
6.00%, 05/15/25 (Call 05/15/22)(a)(b)	10,638	11,150,182
6.13%, 02/15/28 (Call 02/15/23)(a)(b)	14,165	14,944,075
Constellium SE
3.75%, 04/15/29 (Call 04/15/24)(a)(b)	7,743	7,480,590
5.88%, 02/15/26 (Call 11/29/21)(a)(b)	6,384	6,493,245
FMG Resources August 2006 Pty Ltd.
4.38%, 04/01/31 (Call 01/01/31)(a)(b)	24,999	25,437,482
4.50%, 09/15/27 (Call 06/15/27)(a)(b)	9,318	9,769,632
5.13%, 05/15/24 (Call 02/15/24)(a)(b)	10,618	11,317,594
Freeport-McMoRan Inc.
3.88%, 03/15/23 (Call 12/15/22)	13,298	13,696,940
4.13%, 03/01/28 (Call 03/01/23)(b)	11,481	11,882,835
4.25%, 03/01/30 (Call 03/01/25)(b)	12,219	12,875,771
4.38%, 08/01/28 (Call 08/01/23)	9,619	10,015,495
4.55%, 11/14/24 (Call 08/14/24)(b)	11,292	12,209,701
4.63%, 08/01/30 (Call 08/01/25)(b)	12,934	13,936,385
5.00%, 09/01/27 (Call 09/01/22)(b)	9,198	9,605,012
5.25%, 09/01/29 (Call 09/01/24)(b)	10,511	11,504,290
Kaiser Aluminum Corp.
4.50%, 06/01/31 (Call 06/01/26)(a)(b)	8,676	8,497,231
4.63%, 03/01/28 (Call 03/01/23)(a)(b)	8,007	8,093,976
Novelis Corp.
3.25%, 11/15/26 (Call 11/15/23)(a)(b)	13,190	13,140,538
3.88%, 08/15/31 (Call 08/15/26)(a)(b)	11,628	11,308,811

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining (continued)
4.75%, 01/30/30 (Call 01/30/25)(a)(b)	$27,607	$28,719,562

		280,623,966

Office & Business Equipment — 0.4%
CDW LLC/CDW Finance Corp.
3.25%, 02/15/29 (Call 08/15/23)(b)	11,413	11,572,782
4.13%, 05/01/25 (Call 05/01/22)	8,060	8,316,308
4.25%, 04/01/28 (Call 10/01/22)(b)	10,854	11,274,551
5.50%, 12/01/24 (Call 06/01/24)	7,254	7,945,526
Pitney Bowes Inc., 6.88%, 03/15/27 (Call 03/15/24)(a)(b)	5,479	5,689,070
Xerox Corp., 4.38%, 03/15/23 (Call 02/15/23)	14,985	15,478,306
Xerox Holdings Corp.
5.00%, 08/15/25 (Call 07/15/25)(a)	12,681	13,188,240
5.50%, 08/15/28 (Call 07/15/28)(a)(b)	12,373	12,535,480

		86,000,263

Oil & Gas — 7.0%
Antero Resources Corp.
5.00%, 03/01/25 (Call 11/29/21)(b)	7,209	7,313,530
5.38%, 03/01/30 (Call 03/01/25)(a)(b)	9,588	10,155,130
7.63%, 02/01/29 (Call 02/01/24)(a)(b)	9,674	10,713,955
8.38%, 07/15/26 (Call 01/15/24)(a)	5,648	6,346,940
Apache Corp.
4.25%, 01/15/30 (Call 10/15/29)(b)	7,686	8,175,464
4.38%, 10/15/28 (Call 07/15/28)(b)	11,113	11,899,912
4.63%, 11/15/25 (Call 08/15/25)(b)	5,684	6,127,295
4.88%, 11/15/27 (Call 05/15/27)(b)	9,100	9,881,265
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
5.88%, 06/30/29 (Call 09/01/24)(a)	6,996	7,080,372
7.00%, 11/01/26 (Call 11/29/21)(a)(b)	9,266	9,568,674
Callon Petroleum Co.
6.13%, 10/01/24 (Call 11/29/21)	7,153	7,034,777
8.00%, 08/01/28 (Call 08/01/24)(a)(b)	10,565	10,644,237
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.00%, 04/15/25 (Call 11/29/21)(a)	8,161	8,864,886
Chesapeake Energy Corp.
5.50%, 02/01/26 (Call 02/05/23)(a)(b)	7,453	7,786,149
5.88%, 02/01/29 (Call 02/05/24)(a)(b)	7,596	8,089,604
Citgo Holding Inc., 9.25%, 08/01/24 (Call 11/29/21)(a)(b)	21,705	22,156,759
CITGO Petroleum Corp.
6.38%, 06/15/26 (Call 06/15/23)(a)(b)	10,657	10,976,710
7.00%, 06/15/25 (Call 06/15/22)(a)	17,362	17,882,339
CNX Resources Corp.
6.00%, 01/15/29 (Call 01/15/24)(a)(b)	8,152	8,600,360
7.25%, 03/14/27 (Call 03/14/22)(a)(b)	13,096	13,921,866
Comstock Resources Inc.
5.88%, 01/15/30 (Call 01/15/25)(a)(b)	16,372	17,023,606
6.75%, 03/01/29 (Call 03/01/24)(a)(b)	19,706	21,178,507
7.50%, 05/15/25 (Call 11/29/21)(a)	2,768	2,870,624
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)(b)	15,602	16,382,100
4.38%, 01/15/28 (Call 10/15/27)(b)	15,486	16,841,025
4.50%, 04/15/23 (Call 01/15/23)(b)	8,184	8,512,833
5.75%, 01/15/31 (Call 07/15/30)(a)(b)	25,626	30,591,037
CrownRock LP/CrownRock Finance Inc.
5.00%, 05/01/29 (Call 05/01/24)(a)(b)	6,127	6,324,596
5.63%, 10/15/25 (Call 11/29/21)(a)(b)	18,979	19,440,026

Security	Par (000)	Value

Oil & Gas (continued)
CVR Energy Inc.
5.25%, 02/15/25 (Call 02/15/22)(a)(b)	$9,569	$9,470,760
5.75%, 02/15/28 (Call 02/15/23)(a)(b)	5,956	5,876,807
Endeavor Energy Resources LP/EER Finance Inc.
5.75%, 01/30/28 (Call 01/30/23)(a)(b)	15,437	16,208,850
6.63%, 07/15/25 (Call 07/15/22)(a)(b)	7,120	7,508,305
Energean Israel Finance Ltd.
4.50%, 03/30/24 (Call 12/30/23)(a)(e)	10,346	10,550,851
4.88%, 03/30/26 (Call 12/30/25)(a)(e)	8,033	8,163,536
5.38%, 03/30/28 (Call 09/30/27)(a)(e)	10,050	10,145,475
5.88%, 03/30/31 (Call 09/30/30)(a)(e)	10,270	10,413,780
EQT Corp.
3.00%, 10/01/22 (Call 09/01/22)(b)	1,523	1,540,499
3.13%, 05/15/26 (Call 05/15/23)(a)(b)	9,657	9,734,860
3.63%, 05/15/31 (Call 05/15/30)(a)(b)	9,234	9,435,225
3.90%, 10/01/27 (Call 07/01/27)(b)	18,794	20,037,368
6.63%, 02/01/25 (Call 01/01/25)(b)	18,697	21,014,761
7.50%, 02/01/30 (Call 11/01/29)(b)	11,654	14,923,707
Hilcorp Energy I LP/Hilcorp Finance Co.
5.75%, 10/01/25 (Call 11/15/21)(a)	5,730	5,844,887
5.75%, 02/01/29 (Call 02/01/24)(a)(b)	9,546	9,717,645
6.00%, 02/01/31 (Call 02/01/26)(a)(b)	10,055	10,297,368
6.25%, 11/01/28 (Call 11/01/23)(a)(b)	8,388	8,608,604
Laredo Petroleum Inc.
7.75%, 07/31/29 (Call 07/31/24)(a)(b)	6,662	6,580,557
9.50%, 01/15/25 (Call 01/15/22)(b)	8,885	9,150,069
Leviathan Bond Ltd.
5.75%, 06/30/23 (Call 03/30/23)(a)(e)	5,963	6,188,696
6.13%, 06/30/25 (Call 03/30/25)(a)(e)	9,582	10,342,923
6.50%, 06/30/27 (Call 12/30/26)(a)(e)	8,118	8,874,354
6.75%, 06/30/30 (Call 12/30/29)(a)(e)	9,035	9,999,938
Matador Resources Co., 5.88%, 09/15/26 (Call 11/15/21)(b)	15,160	15,651,351
MEG Energy Corp.
5.88%, 02/01/29 (Call 02/01/24)(a)(b)	8,541	8,786,554
6.50%, 01/15/25 (Call 11/29/21)(a)	2,907	2,976,041
7.13%, 02/01/27 (Call 02/01/23)(a)(b)	20,595	21,655,642
Moss Creek Resources Holdings Inc.
7.50%, 01/15/26 (Call 11/29/21)(a)(b)	11,633	10,586,030
10.50%, 05/15/27 (Call 05/15/22)(a)(b)	7,930	7,857,922
Murphy Oil Corp.
5.75%, 08/15/25 (Call 11/29/21)(b)	9,756	9,998,274
5.88%, 12/01/27 (Call 12/01/22)	8,296	8,635,763
6.38%, 07/15/28 (Call 07/15/24)	8,575	9,068,920
6.88%, 08/15/24 (Call 11/29/21)(b)	3,928	4,006,885
Nabors Industries Inc.
5.75%, 02/01/25 (Call 11/01/24)	9,424	8,952,800
9.00%, 02/01/25 (Call 12/01/21)(a)	226	233,916
Nabors Industries Ltd.
7.25%, 01/15/26 (Call 07/15/22)(a)(b)	9,265	8,980,101
7.50%, 01/15/28 (Call 01/15/23)(a)	2,523	2,411,002
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	6,801	6,883,337
2.90%, 08/15/24 (Call 07/15/24)	42,871	43,672,688
3.00%, 02/15/27 (Call 11/15/26)(b)	11,179	11,170,966
3.20%, 08/15/26 (Call 06/15/26)(b)	13,091	13,278,529
3.40%, 04/15/26 (Call 01/15/26)	15,032	15,321,791
3.50%, 06/15/25 (Call 03/15/25)	7,611	7,869,556
3.50%, 08/15/29 (Call 05/15/29)(b)	25,360	25,740,400
5.50%, 12/01/25 (Call 09/01/25)	11,232	12,349,472

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
5.55%, 03/15/26 (Call 12/15/25)	$16,661	$18,389,579
5.88%, 09/01/25 (Call 06/01/25)(b)	13,547	15,037,170
6.13%, 01/01/31 (Call 07/01/30)(b)	21,401	25,627,697
6.38%, 09/01/28 (Call 03/01/28)(b)	9,772	11,405,878
6.63%, 09/01/30 (Call 03/01/30)(b)	25,706	31,472,285
6.95%, 07/01/24	10,794	12,129,757
7.50%, 05/01/31(b)	14,415	18,754,347
7.88%, 09/15/31	7,383	9,820,202
8.00%, 07/15/25 (Call 04/15/25)(b)	7,318	8,660,994
8.50%, 07/15/27 (Call 01/15/27)	7,709	9,620,110
8.88%, 07/15/30 (Call 01/15/30)	15,950	21,622,219
Ovintiv Exploration Inc.
5.38%, 01/01/26 (Call 10/01/25)(b)	10,335	11,491,714
5.63%, 07/01/24(b)	13,729	15,111,236
Parkland Corp.
4.50%, 10/01/29 (Call 10/01/24)(a)	13,048	13,129,550
5.88%, 07/15/27 (Call 07/15/22)(a)(b)	7,412	7,824,447
PBF Holding Co. LLC/PBF Finance Corp.
6.00%, 02/15/28 (Call 02/15/23)	17,974	13,031,150
7.25%, 06/15/25 (Call 11/29/21)	12,596	9,799,688
9.25%, 05/15/25 (Call 05/15/22)(a)(b)	20,157	19,501,897
PDC Energy Inc.
5.75%, 05/15/26 (Call 11/29/21)(b)	11,026	11,342,997
6.13%, 09/15/24 (Call 11/29/21)	5,142	5,223,501
Puma International Financing SA
5.00%, 01/24/26 (Call 11/09/21)(a)	10,170	10,236,896
5.13%, 10/06/24 (Call 11/09/21)(a)	9,356	9,413,175
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)	12,906	13,463,140
5.00%, 08/15/22 (Call 05/15/22)	5,743	5,830,422
5.00%, 03/15/23 (Call 12/15/22)	6,340	6,501,832
8.25%, 01/15/29 (Call 01/15/24)(a)(b)	8,304	9,341,111
9.25%, 02/01/26 (Call 02/01/22)(b)	11,408	12,357,668
SM Energy Co.
6.50%, 07/15/28 (Call 07/15/24)(b)	5,779	6,067,950
6.63%, 01/15/27 (Call 01/15/22)	6,484	6,698,797
6.75%, 09/15/26 (Call 11/29/21)(b)	6,661	6,829,018
10.00%, 01/15/25 (Call 06/17/22)(a)	8,571	9,551,186
Southwestern Energy Co.
5.38%, 02/01/29 (Call 02/01/24)(a)	12,075	12,734,673
5.38%, 03/15/30 (Call 03/15/25)(b)	20,615	21,748,413
6.45%, 01/23/25 (Call 10/23/24)	11,684	12,750,165
7.75%, 10/01/27 (Call 10/01/22)(b)	8,003	8,587,125
Sunoco LP/Sunoco Finance Corp.
4.50%, 05/15/29 (Call 05/15/24)	13,392	13,572,658
4.50%, 04/30/30 (Call 04/30/25)(a)	12,972	13,086,413
5.88%, 03/15/28 (Call 03/15/23)(b)	6,605	6,983,533
6.00%, 04/15/27 (Call 04/15/22)(b)	9,238	9,681,408
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 11/29/21)(a)	11,641	11,425,287
Transocean Inc.
7.25%, 11/01/25 (Call 11/09/21)(a)(b)	6,247	5,154,462
7.50%, 01/15/26 (Call 11/09/21)(a)	10,116	8,143,380
8.00%, 02/01/27 (Call 02/01/23)(a)(b)	5,518	4,212,717
11.50%, 01/30/27 (Call 07/30/23)(a)(b)	11,484	11,824,558
Transocean Pontus Ltd., 6.13%, 08/01/25 (Call 11/29/21)(a)	9,749	9,780,124
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 02/01/22)(a)(b)	12,016	11,953,717

Security	Par (000)	Value

Oil & Gas (continued)
Transocean Sentry Ltd., 5.38%, 05/15/23 (Call 11/29/21)(a)	$8,934	$8,800,233

		1,394,828,822

Oil & Gas Services — 0.4%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%, 04/01/28 (Call 04/01/23)(a)(b)	12,737	13,223,580
6.88%, 04/01/27 (Call 04/01/22)(a)(b)	8,835	9,208,479
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26 (Call 11/29/21)(b)	12,226	12,642,662
6.88%, 09/01/27 (Call 09/01/22)(b)	10,827	11,239,654
Weatherford International Ltd.
6.50%, 09/15/28 (Call 09/15/24)(a)(b)	9,545	10,081,906
8.63%, 04/30/30 (Call 10/30/24)(a)(b)	23,725	24,407,094
11.00%, 12/01/24 (Call 12/01/21)(a)(b)	4,064	4,236,720

		85,040,095

Packaging & Containers — 2.2%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
3.25%, 09/01/28 (Call 05/15/24)(a)(b)	8,847	8,658,264
4.00%, 09/01/29 (Call 05/15/24)(a)	19,733	19,647,161
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.13%, 08/15/26 (Call 08/15/22)(a)(b)	19,718	20,122,109
5.25%, 04/30/25 (Call 04/30/22)(a)	12,431	12,896,174
5.25%, 08/15/27 (Call 08/15/22)(a)(b)	31,890	31,810,276
Ball Corp.
2.88%, 08/15/30 (Call 05/15/30)(b)	23,216	22,345,400
3.13%, 09/15/31 (Call 06/15/31)(b)	14,254	13,862,015
4.00%, 11/15/23	13,815	14,523,353
4.88%, 03/15/26 (Call 12/15/25)(b)	12,901	14,143,703
5.25%, 07/01/25(b)	16,353	18,230,529
Berry Global Inc.
4.50%, 02/15/26 (Call 11/29/21)(a)(b)	991	1,006,599
4.88%, 07/15/26 (Call 07/15/22)(a)	1,276	1,334,413
5.63%, 07/15/27 (Call 07/15/22)(a)(b)	9,025	9,453,462
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)(b)	8,586	9,165,555
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 11/29/21)	14,695	15,152,106
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (Call 11/29/21)(a)(b)	12,770	12,833,850
7.88%, 07/15/26 (Call 11/29/21)(a)(b)	8,660	9,051,570
Graphic Packaging International LLC, 3.50%, 03/15/28(a)(b)	8,051	8,102,526
LABL Inc.
5.88%, 11/01/28 (Call 11/01/24)(a)(b)	2,305	2,324,477
6.75%, 07/15/26 (Call 07/15/22)(a)	13,275	13,746,594
8.25%, 11/01/29 (Call 11/01/24)(a)	3,160	3,096,800
10.50%, 07/15/27 (Call 07/15/22)(a)(b)	13,766	14,559,204
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/24 (Call 11/29/21)(a)	25,628	25,666,442
7.25%, 04/15/25 (Call 11/29/21)(a)(b)	23,640	22,905,505
Owens-Brockway Glass Container Inc.
5.88%, 08/15/23(a)(b)	9,966	10,464,300
6.63%, 05/13/27 (Call 05/15/23)(a)(b)	13,003	13,873,898
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer Inc., 4.38%, 10/15/28 (Call 10/15/24)(a)	8,224	8,100,640

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers (continued)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 4.00%, 10/15/27 (Call 10/15/23)(a)(b)	$18,006	$17,618,871
Sealed Air Corp.
4.00%, 12/01/27 (Call 09/01/27)(a)	10,268	10,757,270
5.13%, 12/01/24 (Call 09/01/24)(a)	6,842	7,370,852
5.25%, 04/01/23 (Call 01/01/23)(a)(b)	6,681	6,984,986
5.50%, 09/15/25 (Call 06/15/25)(a)	4,777	5,274,072
Silgan Holdings Inc., 4.13%, 02/01/28
(Call 10/01/22)(b)	10,915	11,106,013
Trivium Packaging Finance BV
5.50%, 08/15/26 (Call 08/15/22)(a)(b)	20,983	21,806,507
8.50%, 08/15/27 (Call 08/15/22)(a)(b)	10,395	10,966,621

		448,962,117

Pharmaceuticals — 3.9%
AdaptHealth LLC
4.63%, 08/01/29 (Call 02/01/24)(a)(b)	6,659	6,593,890
5.13%, 03/01/30 (Call 03/01/25)(a)(b)	11,293	11,345,633
Bausch Health Americas Inc.
8.50%, 01/31/27 (Call 07/31/22)(a)(b)	28,712	30,528,792
9.25%, 04/01/26 (Call 04/01/22)(a)	26,244	27,914,711
Bausch Health Companies Inc.
4.88%, 06/01/28 (Call 06/01/24)(a)(b)	28,583	29,434,773
5.00%, 01/30/28 (Call 01/30/23)(a)(b)	20,234	18,690,146
5.00%, 02/15/29 (Call 02/15/24)(a)(b)	16,481	15,121,317
5.25%, 01/30/30 (Call 01/30/25)(a)(b)	22,040	19,918,650
5.25%, 02/15/31 (Call 02/15/26)(a)	16,017	14,410,295
5.50%, 11/01/25 (Call 11/29/21)(a)(b)	28,659	29,130,363
5.75%, 08/15/27 (Call 08/15/22)(a)(b)	6,920	7,240,811
6.13%, 04/15/25 (Call 11/29/21)(a)	48,406	49,332,733
6.25%, 02/15/29 (Call 02/15/24)(a)(b)	25,742	24,935,807
7.00%, 01/15/28 (Call 01/15/23)(a)(b)	12,465	12,597,441
7.25%, 05/30/29 (Call 05/30/24)(a)(b)	12,175	12,320,491
9.00%, 12/15/25 (Call 12/15/21)(a)(b)	24,361	25,612,851
Elanco Animal Health Inc.
5.27%, 08/28/23 (Call 07/28/23)(b)	11,415	12,205,489
5.90%, 08/28/28 (Call 05/28/28)(b)	14,249	16,598,803
Endo Dac/Endo Finance LLC/Endo Finco Inc.
6.00%, 06/30/28 (Call 06/30/23)(a)(b)	20,847	14,540,783
9.50%, 07/31/27 (Call 07/31/23)(a)(b)	15,417	15,301,372
Endo Luxembourg Finance Co. I Sarl/Endo U.S. Inc., 6.13%, 04/01/29 (Call 04/01/24)(a)	22,151	21,818,735
Herbalife Nutrition Ltd./HLF Financing Inc., 7.88%, 09/01/25 (Call 09/01/22)(a)	10,851	11,664,391
HLF Financing Sarl LLC/Herbalife International Inc., 4.88%, 06/01/29 (Call 06/01/24)(a)(b)	10,127	10,192,117
Jazz Securities DAC, 4.38%, 01/15/29
(Call 07/15/24)(a)(b)	26,148	26,868,464
Organon & Co./Organon Foreign Debt Co-Issuer BV
4.13%, 04/30/28 (Call 04/30/24)(a)	34,490	34,826,277
5.13%, 04/30/31 (Call 04/30/26)(a)(b)	34,916	36,013,410
Par Pharmaceutical Inc., 7.50%, 04/01/27
(Call 04/01/22)(a)(b)	34,212	34,511,355
Perrigo Finance Unlimited Co.
3.15%, 06/15/30 (Call 03/15/30)(b)	13,803	13,901,442
3.90%, 12/15/24 (Call 09/15/24)	10,015	10,567,537
4.38%, 03/15/26 (Call 12/15/25)	11,065	11,785,556
Prestige Brands Inc.
3.75%, 04/01/31 (Call 04/01/26)(a)	11,305	10,937,588
5.13%, 01/15/28 (Call 01/15/23)(a)(b)	5,360	5,605,657

Security	Par (000)	Value

Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 07/21/23	$51,544	$51,920,271
3.15%, 10/01/26(b)	57,750	54,413,251
6.00%, 04/15/24 (Call 01/15/24)(b)	19,509	20,536,131
6.75%, 03/01/28 (Call 12/01/27)(b)	22,201	24,395,726
7.13%, 01/31/25 (Call 10/31/24)(b)	14,657	15,733,410

		789,466,469

Pipelines — 4.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 06/15/29 (Call 06/15/24)(a)	12,357	12,882,173
5.75%, 03/01/27 (Call 03/01/22)(a)	13,488	13,949,964
5.75%, 01/15/28 (Call 01/15/23)(a)	11,426	11,954,453
7.88%, 05/15/26 (Call 05/15/23)(a)(b)	7,565	8,255,306
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)	10,807	11,038,486
4.13%, 03/01/25 (Call 02/01/25)(a)(b)	11,576	11,852,377
4.13%, 12/01/27 (Call 09/01/27)	5,854	5,904,674
4.15%, 07/01/23 (Call 04/01/23)	6,420	6,626,403
4.50%, 03/01/28 (Call 12/01/27)(a)(b)	7,311	7,279,319
6.38%, 01/22/78 (Call 01/22/23)(c)	7,023	6,396,162
Cheniere Energy Inc., 4.63%, 10/15/28
(Call 10/15/23)(b)	34,462	36,183,377
Cheniere Energy Partners LP
3.25%, 01/31/32 (Call 01/31/27)(a)	13,393	13,252,641
4.00%, 03/01/31 (Call 03/01/26)(a)(b)	26,448	27,541,133
4.50%, 10/01/29 (Call 10/01/24)(b)	27,072	28,836,553
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31 (Call 06/15/26)(a)(b)	24,426	25,497,356
Crestwood Midstream Partners LP/Crestwood
Midstream Finance Corp.
5.63%, 05/01/27 (Call 05/01/22)(a)(b)	9,776	10,026,754
5.75%, 04/01/25 (Call 11/29/21)(b)	6,000	6,148,800
6.00%, 02/01/29 (Call 02/01/24)(a)(b)	11,044	11,418,556
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)(b)	5,370	5,531,100
5.13%, 05/15/29 (Call 02/15/29)(b)	10,406	11,784,795
5.38%, 07/15/25 (Call 04/15/25)	11,917	13,205,001
5.63%, 07/15/27 (Call 04/15/27)(b)	9,084	10,359,175
5.85%, 05/21/43 (Call 05/21/23)(a)(b)(c)	9,151	8,614,141
DT Midstream Inc.
4.13%, 06/15/29 (Call 06/15/24)(a)	18,194	18,316,142
4.38%, 06/15/31 (Call 06/15/26)(a)(b)	17,236	17,486,462
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	13,128	13,616,861
4.40%, 04/01/24 (Call 01/01/24)	6,292	6,567,275
4.85%, 07/15/26 (Call 04/15/26)(b)	7,286	7,572,279
EQM Midstream Partners LP
4.00%, 08/01/24 (Call 05/01/24)	6,105	6,318,675
4.13%, 12/01/26 (Call 09/01/26)	6,925	7,125,038
4.50%, 01/15/29 (Call 07/15/28)(a)(b)	12,218	12,569,268
4.75%, 07/15/23 (Call 06/15/23)	11,352	11,949,229
4.75%, 01/15/31 (Call 07/15/30)(a)(b)	19,773	20,462,419
5.50%, 07/15/28 (Call 04/15/28)(b)	12,399	13,691,596
6.00%, 07/01/25 (Call 04/01/25)(a)(b)	12,075	13,133,575
6.50%, 07/01/27 (Call 01/01/27)(a)	15,259	16,975,638
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25 (Call 11/29/21)(b)	7,843	7,730,845
7.75%, 02/01/28 (Call 02/01/23)(b)	11,984	11,864,160
8.00%, 01/15/27 (Call 01/15/24)(b)	16,762	16,840,781

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Hess Midstream Operations LP
4.25%, 02/15/30 (Call 02/15/25)(a)	$13,195	$13,165,311
5.13%, 06/15/28 (Call 06/15/23)(a)(b)	7,854	8,157,950
5.63%, 02/15/26 (Call 11/29/21)(a)	10,296	10,653,786
ITT Holdings LLC, 6.50%, 08/01/29 (Call 08/01/24)(a)	20,520	20,571,300
New Fortress Energy Inc.
6.50%, 09/30/26 (Call 03/31/23)(a)(b)	24,696	24,016,860
6.75%, 09/15/25 (Call 09/15/22)(a)	20,363	19,860,441
NGL Energy Operating LLC/NGL Energy Finance Corp.,
7.50%, 02/01/26 (Call 02/01/23)(a)(b)	33,771	34,258,316
NGL Energy Partners LP/NGL Energy Finance Corp.
7.50%, 11/01/23 (Call 11/29/21)	7,353	7,075,015
7.50%, 04/15/26 (Call 04/15/22)(b)	3,585	3,067,864
NuStar Logistics LP
5.63%, 04/28/27 (Call 01/28/27)(b)	9,072	9,534,649
5.75%, 10/01/25 (Call 07/01/25)(b)	7,917	8,471,190
6.00%, 06/01/26 (Call 03/01/26)(b)	6,676	7,101,595
6.38%, 10/01/30 (Call 04/01/30)(b)	11,153	12,226,476
Rockies Express Pipeline LLC
3.60%, 05/15/25 (Call 04/15/25)(a)	6,217	6,448,718
4.95%, 07/15/29 (Call 04/15/29)(a)	7,931	8,469,019
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 01/15/28 (Call 01/15/23)(a)(b)	12,798	12,819,213
6.00%, 03/01/27 (Call 03/01/23)(a)(b)	6,323	6,581,812
6.00%, 12/31/30 (Call 12/31/25)(a)	12,793	12,806,263
6.00%, 09/01/31 (Call 09/01/26)(a)(b)	9,507	9,392,322
7.50%, 10/01/25 (Call 10/01/22)(a)	8,177	8,841,381
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.00%, 01/15/32 (Call 07/15/26)(a)(b)	17,002	17,544,687
4.88%, 02/01/31 (Call 02/01/26)(b)	17,969	19,397,176
5.00%, 01/15/28 (Call 01/15/23)	10,881	11,464,679
5.38%, 02/01/27 (Call 02/01/22)	5,248	5,425,076
5.50%, 03/01/30 (Call 03/01/25)(b)	15,357	16,877,960
5.88%, 04/15/26 (Call 11/29/21)(b)	13,071	13,657,991
6.50%, 07/15/27 (Call 07/15/22)	11,014	11,823,403
6.88%, 01/15/29 (Call 01/15/24)(b)	8,537	9,562,507
Venture Global Calcasieu Pass LLC
3.88%, 08/15/29 (Call 02/15/29)(a)(b)	21,072	21,467,100
4.13%, 08/15/31 (Call 02/15/31)(a)(b)	21,315	22,059,959
Western Midstream Operating LP
3.95%, 06/01/25 (Call 03/01/25)	7,909	8,303,738
4.35%, 02/01/25 (Call 01/01/25)	12,156	12,762,811
4.50%, 03/01/28 (Call 12/01/27)	5,441	5,899,336
4.65%, 07/01/26 (Call 04/01/26)(b)	6,217	6,733,322
4.75%, 08/15/28 (Call 05/15/28)(b)	5,395	5,935,579
5.30%, 02/01/30 (Call 11/01/29)(b)	19,778	21,706,355

		960,900,102

Real Estate — 0.5%
Howard Hughes Corp. (The)
4.13%, 02/01/29 (Call 02/01/24)(a)(b)	9,266	9,293,242
4.38%, 02/01/31 (Call 02/01/26)(a)	12,215	12,217,687
5.38%, 08/01/28 (Call 08/01/23)(a)(b)	13,445	14,127,334
Kennedy-Wilson Inc.
4.75%, 03/01/29 (Call 03/01/24)(b)	8,121	8,283,420
4.75%, 02/01/30 (Call 09/01/24)(b)	11,199	11,317,155
5.00%, 03/01/31 (Call 03/01/26)	9,490	9,703,525
Realogy Group LLC/Realogy Co-Issuer Corp.
4.88%, 06/01/23 (Call 03/01/23)(a)	4,705	4,846,150

Security	Par (000)	Value

Real Estate (continued)
5.75%, 01/15/29 (Call 01/15/24)(a)(b)	$16,130	$16,683,259
7.63%, 06/15/25 (Call 06/15/22)(a)(b)	9,832	10,505,001
9.38%, 04/01/27 (Call 04/01/22)(a)(b)	10,809	11,829,099

		108,805,872

Real Estate Investment Trusts — 4.0%
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR
Nimbus LLC/GGSI Sellco LL
4.50%, 04/01/27 (Call 10/01/23)(a)	14,526	14,162,850
5.75%, 05/15/26 (Call 05/15/22)(a)(b)	6,825	7,060,462
Diversified Healthcare Trust
4.38%, 03/01/31 (Call 09/01/30)(b)	8,685	8,424,540
4.75%, 02/15/28 (Call 08/15/27)(b)	6,999	6,974,504
9.75%, 06/15/25 (Call 06/15/22)	18,586	20,248,332
EPR Properties
4.50%, 06/01/27 (Call 03/01/27)	691	742,806
4.75%, 12/15/26 (Call 09/15/26)	1,191	1,295,040
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/26 (Call 03/15/26)(a)	17,660	17,604,798
6.00%, 04/15/25 (Call 04/15/22)(a)(b)	6,231	6,497,064
Iron Mountain Inc.
4.50%, 02/15/31 (Call 02/15/26)(a)(b)	18,997	19,154,179
4.88%, 09/15/27 (Call 09/15/22)(a)(b)	18,804	19,403,660
4.88%, 09/15/29 (Call 09/15/24)(a)(b)	16,791	17,378,853
5.00%, 07/15/28 (Call 07/15/23)(a)	6,544	6,770,968
5.25%, 03/15/28 (Call 12/27/22)(a)	13,058	13,634,184
5.25%, 07/15/30 (Call 07/15/25)(a)	23,510	24,564,240
5.63%, 07/15/32 (Call 07/15/26)(a)(b)	9,425	10,063,544
iStar Inc.
4.25%, 08/01/25 (Call 05/01/25)(b)	6,559	6,733,965
4.75%, 10/01/24 (Call 07/01/24)(b)	14,670	15,462,180
5.50%, 02/15/26 (Call 08/15/22)(b)	6,929	7,220,107
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.25%, 02/01/27 (Call 02/01/23)(a)(b)	11,197	11,259,516
4.75%, 06/15/29 (Call 06/15/24)(a)(b)	10,492	10,570,690
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
3.88%, 02/15/29 (Call 11/15/28)(a)(b)	12,120	12,820,172
4.50%, 09/01/26 (Call 06/01/26)(b)	6,067	6,566,011
4.63%, 06/15/25 (Call 03/15/25)(a)	10,797	11,609,699
5.63%, 05/01/24 (Call 02/01/24)(b)	16,954	18,350,131
5.75%, 02/01/27 (Call 11/01/26)	11,265	12,847,732
MPT Operating Partnership LP/MPT Finance Corp.
3.50%, 03/15/31 (Call 03/15/26)	22,824	22,973,497
4.63%, 08/01/29 (Call 08/01/24)(b)	15,822	16,751,542
5.00%, 10/15/27 (Call 10/15/22)(b)	24,981	26,302,697
5.25%, 08/01/26 (Call 11/29/21)	6,646	6,852,912
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
4.88%, 05/15/29 (Call 05/15/24)(a)(b)	12,189	12,363,564
5.88%, 10/01/28 (Call 10/01/23)(a)(b)	14,726	15,451,926
7.50%, 06/01/25 (Call 06/01/22)(a)	8,461	8,977,121
RHP Hotel Properties LP/RHP Finance Corp.
4.50%, 02/15/29 (Call 02/15/24)(a)(b)	9,488	9,437,081
4.75%, 10/15/27 (Call 10/15/22)(b)	11,100	11,368,244
RLJ Lodging Trust LP
3.75%, 07/01/26 (Call 07/01/23)(a)(b)	4,627	4,673,270
4.00%, 09/15/29 (Call 09/15/24)(a)(b)	9,593	9,565,660
SBA Communications Corp.
3.13%, 02/01/29 (Call 02/01/24)(a)	25,230	24,157,725

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
3.88%, 02/15/27 (Call 02/15/23)(b)	$27,323	$28,177,663
4.88%, 09/01/24 (Call 11/08/21)(b)	16,893	17,088,114
Service Properties Trust
3.95%, 01/15/28 (Call 07/15/27)(b)	6,703	6,247,805
4.35%, 10/01/24 (Call 09/01/24)(b)	15,505	15,666,717
4.38%, 02/15/30 (Call 08/15/29)(b)	6,902	6,487,880
4.50%, 06/15/23 (Call 12/15/22)(b)	9,767	10,005,193
4.75%, 10/01/26 (Call 08/01/26)	5,688	5,632,542
4.95%, 02/15/27 (Call 08/15/26)(b)	5,255	5,176,175
4.95%, 10/01/29 (Call 07/01/29)(b)	6,378	6,149,987
5.50%, 12/15/27 (Call 09/15/27)(b)	8,576	8,983,360
7.50%, 09/15/25 (Call 06/15/25)	15,262	16,867,562
Starwood Property Trust Inc.
3.63%, 07/15/26 (Call 01/15/26)(a)	6,521	6,519,696
4.75%, 03/15/25 (Call 09/15/24)(b)	7,427	7,805,034
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC
6.00%, 01/15/30 (Call 01/15/25)(a)	12,715	12,546,526
7.13%, 12/15/24 (Call 12/15/21)(a)	9,044	9,270,301
7.88%, 02/15/25 (Call 02/15/22)(a)	37,361	39,292,564
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
4.75%, 04/15/28 (Call 04/15/24)(a)(b)	9,015	9,060,075
6.50%, 02/15/29 (Call 02/15/24)(a)(b)	19,423	19,678,607
VICI Properties LP/VICI Note Co. Inc.
3.50%, 02/15/25 (Call 02/15/22)(a)(b)	11,407	11,628,923
3.75%, 02/15/27 (Call 02/15/23)(a)(b)	13,677	14,068,846
4.13%, 08/15/30 (Call 02/15/25)(a)(b)	18,546	19,465,572
4.25%, 12/01/26 (Call 12/01/22)(a)(b)	19,865	20,601,594
4.63%, 12/01/29 (Call 12/01/24)(a)(b)	16,784	17,895,940
XHR LP
4.88%, 06/01/29 (Call 06/01/24)(a)	7,248	7,436,086
6.38%, 08/15/25 (Call 08/15/22)(a)(b)	8,697	9,175,335

		807,223,563

Retail — 4.0%
1011778 BC ULC/New Red Finance Inc.
3.50%, 02/15/29 (Call 02/15/24)(a)(b)	12,512	12,118,185
3.88%, 01/15/28 (Call 09/15/22)(a)	26,467	26,402,950
4.00%, 10/15/30 (Call 10/15/25)(a)(b)	50,203	48,508,649
4.38%, 01/15/28 (Call 11/15/22)(a)(b)	12,633	12,699,323
5.75%, 04/15/25 (Call 04/15/22)(a)	9,523	9,926,716
Bath & Body Works Inc.
5.25%, 02/01/28	6,839	7,355,345
6.63%, 10/01/30 (Call 10/01/25)(a)(b)	16,594	18,564,537
7.50%, 06/15/29 (Call 06/15/24)	7,506	8,459,262
9.38%, 07/01/25(a)	3,690	4,600,705
Carvana Co.
4.88%, 09/01/29 (Call 09/01/24)(a)(b)	12,937	12,516,547
5.50%, 04/15/27 (Call 04/15/24)(a)	9,523	9,582,519
5.63%, 10/01/25 (Call 10/01/22)(a)(b)	9,813	10,009,260
5.88%, 10/01/28 (Call 10/01/23)(a)	8,137	8,286,314
eG Global Finance PLC
6.75%, 02/07/25 (Call 11/09/21)(a)	12,718	13,024,609
8.50%, 10/30/25 (Call 11/29/21)(a)	9,619	9,986,446
Ferrellgas LP/Ferrellgas Finance Corp.
5.38%, 04/01/26 (Call 04/01/23)(a)(b)	10,796	10,505,833
5.88%, 04/01/29 (Call 04/01/24)(a)	13,203	12,839,917
Gap Inc. (The)
3.63%, 10/01/29 (Call 10/01/24)(a)	12,845	12,610,602
3.88%, 10/01/31 (Call 10/01/26)(a)	12,285	12,039,300

Security	Par (000)	Value

Retail (continued)
Golden Nugget Inc.
6.75%, 10/15/24 (Call 11/29/21)(a)(b)	$26,921	$27,021,954
8.75%, 10/01/25 (Call 11/29/21)(a)(b)	13,156	13,697,946
IRB Holding Corp.
6.75%, 02/15/26 (Call 11/29/21)(a)(b)	6,062	6,207,838
7.00%, 06/15/25 (Call 06/15/22)(a)(b)	13,456	14,245,024
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27 (Call 06/01/22)(a)(b)	12,462	12,899,694
LBM Acquisition LLC, 6.25%, 01/15/29
(Call 01/15/24)(a)(b)	12,861	12,489,317
LCM Investments Holdings II LLC, 4.88%, 05/01/29
(Call 05/01/24)(a)(b)	7,764	7,972,230
Lithia Motors Inc.
3.88%, 06/01/29 (Call 06/01/24)(a)(b)	13,490	13,979,012
4.38%, 01/15/31 (Call 10/15/25)(a)(b)	8,599	9,170,834
4.63%, 12/15/27 (Call 12/15/22)(a)(b)	7,565	7,997,332
Macy’s Retail Holdings LLC
2.88%, 02/15/23 (Call 11/15/22)(b)	6,368	6,439,640
3.63%, 06/01/24 (Call 03/01/24)(b)	2,338	2,413,284
5.88%, 04/01/29 (Call 04/01/24)(a)(b)	7,189	7,665,921
Michaels Companies Inc (The)
5.25%, 05/01/28 (Call 11/01/23)(a)(b)	14,314	14,475,748
7.88%, 05/01/29 (Call 05/01/24)(a)(b)	21,145	21,433,623
Murphy Oil USA Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)(b)	9,085	8,939,362
4.75%, 09/15/29 (Call 09/15/24)	9,276	9,772,266
NMG Holding Co. Inc./Neiman Marcus Group LLC,
7.13%, 04/01/26 (Call 04/01/23)(a)(b)	18,364	19,308,980
Nordstrom Inc.
4.25%, 08/01/31 (Call 05/01/31)(b)	7,023	7,023,000
4.38%, 04/01/30 (Call 01/01/30)(b)	8,782	8,935,685
Penske Automotive Group Inc.
3.50%, 09/01/25 (Call 09/01/22)(b)	10,119	10,397,273
3.75%, 06/15/29 (Call 06/15/24)(b)	8,588	8,540,852
PetSmart Inc./PetSmart Finance Corp.
4.75%, 02/15/28 (Call 02/15/24)(a)(b)	20,332	20,891,130
7.75%, 02/15/29 (Call 02/15/24)(a)(b)	20,312	21,926,195
QVC Inc.
4.38%, 03/15/23	9,630	10,028,843
4.38%, 09/01/28 (Call 06/01/28)	7,625	7,796,563
4.45%, 02/15/25 (Call 11/15/24)(b)	11,661	12,453,365
4.75%, 02/15/27 (Call 11/15/26)(b)	10,820	11,315,015
4.85%, 04/01/24(b)	9,961	10,684,418
Rite Aid Corp.
7.50%, 07/01/25 (Call 07/01/22)(a)(b)	10,519	10,571,595
8.00%, 11/15/26 (Call 01/15/23)(a)(b)	12,971	13,090,686
Sonic Automotive Inc.
4.63%, 11/15/29 (Call 11/15/24)(a)	10,801	10,828,002
4.88%, 11/15/31 (Call 11/15/26)(a)	8,310	8,310,000
SRS Distribution Inc.
4.63%, 07/01/28 (Call 07/01/24)(a)(b)	12,802	13,096,318
6.13%, 07/01/29 (Call 07/01/24)(a)(b)	6,923	7,122,036
Staples Inc.
7.50%, 04/15/26 (Call 04/15/22)(a)(b)	35,109	35,372,317
10.75%, 04/15/27 (Call 04/15/22)(a)(b)	16,212	15,482,460
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31 (Call 06/01/26)(a)(b)	10,424	10,684,600
Yum! Brands Inc.
3.63%, 03/15/31 (Call 12/15/30)(b)	19,047	18,808,912
4.63%, 01/31/32 (Call 10/01/26)	19,420	20,238,370

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
4.75%, 01/15/30 (Call 10/15/29)(a)(b)	$12,179	$13,059,542
7.75%, 04/01/25 (Call 04/01/22)(a)	9,859	10,475,187

		793,299,388

Semiconductors — 0.1%
Microchip Technology Inc., 4.25%, 09/01/25 (Call 09/01/22)(b)	19,622	20,389,544
Qorvo Inc., 4.38%, 10/15/29 (Call 10/15/24)	836	898,524

		21,288,068

Software — 1.8%
Black Knight InfoServ LLC, 3.63%, 09/01/28 (Call 09/01/23)(a)(b)	16,888	16,803,560
Boxer Parent Co. Inc., 7.13%, 10/02/25 (Call 06/01/22)(a)(b)	11,084	11,753,220
CDK Global Inc.
4.88%, 06/01/27 (Call 06/01/22)(b)	12,099	12,594,523
5.00%, 10/15/24 (Call 07/15/24)(b)	6,137	6,786,397
5.25%, 05/15/29 (Call 05/15/24)(a)(b)	10,291	11,036,767
Change Healthcare Holdings LLC/Change Healthcare Finance Inc., 5.75%, 03/01/25 (Call 11/09/21)(a)	21,512	21,687,770
Clarivate Science Holdings Corp.
3.88%, 07/01/28 (Call 06/30/24)(a)(b)	16,323	16,139,347
4.88%, 07/01/29 (Call 06/30/24)(a)	14,512	14,461,208
MSCI Inc.
3.25%, 08/15/33 (Call 08/15/27)(a)(b)	13,210	13,276,010
3.63%, 09/01/30 (Call 03/01/25)(a)	13,799	14,115,687
3.63%, 11/01/31 (Call 11/01/26)(a)	10,526	10,841,780
3.88%, 02/15/31 (Call 06/01/25)(a)(b)	16,315	16,851,463
4.00%, 11/15/29 (Call 11/15/24)(a)(b)	16,408	17,156,732
Open Text Corp.
3.88%, 02/15/28 (Call 02/15/23)(a)(b)	15,244	15,365,952
5.88%, 06/01/26 (Call 11/29/21)(a)(b)	10,739	11,110,001
Open Text Holdings Inc., 4.13%, 02/15/30 (Call 02/15/25)(a)(b)	16,999	17,226,929
PTC Inc.
3.63%, 02/15/25 (Call 02/15/22)(a)	9,100	9,257,366
4.00%, 02/15/28 (Call 02/15/23)(a)(b)	7,689	7,804,685
Rackspace Technology Global Inc.
3.50%, 02/15/28 (Call 02/15/24)(a)(b)	9,323	8,876,661
5.38%, 12/01/28 (Call 12/01/23)(a)(b)	8,439	8,143,729
ROBLOX Corp., 3.88%, 05/01/30 (Call 11/01/24)(a)	15,415	15,357,194
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 03/30/22)(a)(b)	35,568	37,435,320
Twilio Inc.
3.63%, 03/15/29 (Call 03/15/24)(b)	7,777	7,830,856
3.88%, 03/15/31 (Call 03/15/26)(b)	8,931	8,992,088
Veritas U.S. Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (Call 11/29/21)(a)	29,027	30,079,229

		360,984,474

Telecommunications — 7.5%
Altice France Holding SA
6.00%, 02/15/28 (Call 02/15/23)(a)(b)	19,827	18,835,650
10.50%, 05/15/27 (Call 05/15/22)(a)	26,908	29,161,545
Altice France SA, 5.50%, 10/15/29 (Call 10/15/24)(a)(b)	32,275	31,651,524
Altice France SA/France
5.13%, 01/15/29 (Call 09/15/23)(a)	7,531	7,325,517
5.13%, 07/15/29 (Call 04/15/24)(a)(b)	42,841	41,523,639
5.50%, 01/15/28 (Call 09/15/22)(a)(b)	17,678	17,744,293
8.13%, 02/01/27 (Call 02/01/22)(a)	28,042	30,145,150
Avaya Inc., 6.13%, 09/15/28 (Call 09/15/23)(a)(b)	16,503	17,203,717

Security	Par (000)	Value

Telecommunications (continued)
Cincinnati Bell Inc., 7.00%, 07/15/24 (Call 11/29/21)(a)	$14,271	$14,534,466
CommScope Inc.
4.75%, 09/01/29 (Call 09/01/24)(a)(b)	23,055	22,622,500
6.00%, 03/01/26 (Call 03/01/22)(a)	24,139	24,963,069
7.13%, 07/01/28 (Call 07/01/23)(a)(b)	11,556	11,389,160
8.25%, 03/01/27 (Call 03/01/22)(a)(b)	17,165	17,490,105
CommScope Technologies LLC
5.00%, 03/15/27 (Call 03/15/22)(a)(b)	11,374	10,561,946
6.00%, 06/15/25 (Call 11/09/21)(a)	21,631	21,411,013
Connect Finco Sarl/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 10/01/22)(a)(b)	36,377	37,741,138
Consolidated Communications Inc.
5.00%, 10/01/28 (Call 10/01/23)(a)(b)	5,989	6,063,007
6.50%, 10/01/28 (Call 10/01/23)(a)(b)	13,856	14,739,597
Frontier Communications Holdings LLC
5.00%, 05/01/28 (Call 05/01/24)(a)	26,537	27,029,142
5.88%, 10/15/27 (Call 10/15/23)(a)(b)	20,652	21,688,844
5.88%, 11/01/29 (Call 11/01/24)(b)	14,564	14,527,590
6.00%, 01/15/30 (Call 10/15/24)(a)(b)	16,155	16,221,316
6.75%, 05/01/29 (Call 05/01/24)(a)(b)	18,200	18,845,885
Hughes Satellite Systems Corp.
5.25%, 08/01/26	14,929	16,683,714
6.63%, 08/01/26(b)	13,240	14,997,610
Iliad Holding SAS
6.50%, 10/15/26 (Call 10/15/23)(a)	19,605	20,201,384
7.00%, 10/15/28 (Call 10/15/24)(a)(b)	14,730	15,161,147
Intelsat Jackson Holdings SA
8.00%, 02/15/24 (Call 11/29/21)(a)(f)(g)	24,990	25,517,914
9.50%, 09/30/22(a)(f)(g)	7,476	8,765,610
Intrado Corp., 8.50%, 10/15/25 (Call 11/29/21)(a)(b)	783	773,682
Koninklijke KPN NV, 7.00%, 03/28/73 (Call 03/28/23)(a)(b)(c)	12,259	12,979,484
Level 3 Financing Inc.
3.63%, 01/15/29 (Call 01/15/24)(a)(b)	13,474	12,749,234
3.75%, 07/15/29 (Call 01/15/24)(a)(b)	14,802	13,987,890
4.25%, 07/01/28 (Call 07/01/23)(a)(b)	20,037	19,812,385
4.63%, 09/15/27 (Call 09/15/22)(a)(b)	17,421	17,856,525
5.25%, 03/15/26 (Call 11/29/21)(b)	12,329	12,707,500
5.38%, 05/01/25 (Call 11/29/21)	12,397	12,683,870
Lumen Technologies Inc.
4.00%, 02/15/27 (Call 02/15/23)(a)	23,601	23,690,040
4.50%, 01/15/29 (Call 01/15/24)(a)(b)	15,433	14,912,136
5.13%, 12/15/26 (Call 12/15/22)(a)(b)	23,807	24,389,795
5.38%, 06/15/29 (Call 06/15/24)(a)(b)	17,236	17,279,090
5.63%, 04/01/25 (Call 01/01/25)(b)	8,480	9,116,662
Series W, 6.75%, 12/01/23	10,309	11,319,179
Series Y, 7.50%, 04/01/24 (Call 01/01/24)(b)	15,840	17,421,228
Nokia OYJ, 4.38%, 06/12/27(b)	8,650	9,316,944
Sprint Communications Inc., 6.00%, 11/15/22	34,924	36,634,578
Sprint Corp.
7.13%, 06/15/24	42,263	47,757,190
7.63%, 02/15/25 (Call 11/15/24)(b)	25,449	29,616,274
7.63%, 03/01/26 (Call 11/01/25)	25,331	30,365,536
7.88%, 09/15/23	69,596	77,232,421
Switch Ltd.
3.75%, 09/15/28 (Call 09/15/23)(a)(b)	9,649	9,612,816
4.13%, 06/15/29 (Call 06/15/24)(a)	10,088	10,147,036
Telecom Italia SpA/Milano, 5.30%, 05/30/24(a)	23,625	25,160,625
Telesat Canada/Telesat LLC
4.88%, 06/01/27 (Call 12/01/22)(a)(b)	6,406	5,733,370

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
5.63%, 12/06/26 (Call 12/06/23)(a)(b)	$9,279	$8,672,153
6.50%, 10/15/27 (Call 10/15/22)(a)(b)	9,114	7,382,340
T-Mobile USA Inc.
2.25%, 02/15/26 (Call 02/15/23)(b)	14,713	14,804,956
2.25%, 02/15/26 (Call 02/15/23)(a)	13,273	13,355,956
2.63%, 04/15/26 (Call 04/15/23)(b)	19,501	19,830,893
2.63%, 02/15/29 (Call 02/15/24)(b)	15,329	15,192,003
2.88%, 02/15/31 (Call 02/15/26)(b)	16,256	16,189,350
3.38%, 04/15/29 (Call 04/15/24)(b)	19,953	20,520,663
3.38%, 04/15/29 (Call 04/15/24)(a)	18,686	19,217,617
3.50%, 04/15/31 (Call 04/15/26)	21,981	22,784,406
3.50%, 04/15/31 (Call 04/15/26)(a)(b)	18,737	19,390,921
4.75%, 02/01/28 (Call 02/01/23)(b)	27,538	29,087,013
5.38%, 04/15/27 (Call 04/15/22)(b)	6,070	6,337,866
ViaSat Inc.
5.63%, 09/15/25 (Call 11/09/21)(a)	12,501	12,680,702
5.63%, 04/15/27 (Call 04/15/22)(a)(b)	12,587	13,086,022
6.50%, 07/15/28 (Call 07/15/23)(a)	6,722	7,041,295
Vmed O2 UK Financing I PLC
4.25%, 01/31/31 (Call 01/31/26)(a)	23,060	22,455,828
4.75%, 07/15/31 (Call 07/15/26)(a)	23,601	23,720,971
Vodafone Group PLC
3.25%, 06/04/81 (Call 06/04/26)(b)(c)	7,843	7,831,216
4.13%, 06/04/81 (Call 03/04/31)(c)	15,787	15,709,170
7.00%, 04/04/79 (Call 01/04/29)(c)	34,517	41,592,985
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/28 (Call 08/15/23)(a)(b)	24,092	25,512,946
Zayo Group Holdings Inc.
4.00%, 03/01/27 (Call 11/29/21)(a)(b)	26,440	25,653,410
6.13%, 03/01/28 (Call 03/01/23)(a)(b)	18,823	18,370,307

		1,504,423,671

Toys, Games & Hobbies — 0.2%
Mattel Inc.
3.38%, 04/01/26 (Call 04/01/23)(a)(b)	11,106	11,446,121
3.75%, 04/01/29 (Call 04/01/24)(a)(b)	11,771	12,228,598
5.88%, 12/15/27 (Call 12/15/22)(a)(b)	8,755	9,434,294

		33,109,013

Transportation — 0.1%
XPO Logistics Inc., 6.25%, 05/01/25 (Call 05/01/22)(a)	20,261	21,343,950

Trucking & Leasing — 0.2%
AerCap Global Aviation Trust, 6.50%, 06/15/45 (Call 06/15/25)(a)(b)(c)	7,884	8,494,419

Security	Par/ Shares (000)	Value

Trucking & Leasing (continued)
Fortress Transportation and Infrastructure Investors LLC
5.50%, 05/01/28 (Call 05/01/24)(a)(b)	$17,848	$17,892,620
6.50%, 10/01/25 (Call 11/29/21)(a)(b)	14,678	15,108,065
9.75%, 08/01/27 (Call 08/01/23)(a)(b)	6,240	7,019,805

		48,514,909

Total Corporate Bonds & Notes — 98.7% (Cost: $19,987,785,833)		19,741,574,573

Short-Term Investments

Money Market Funds — 15.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(h)(i)(j)	2,950,329	2,951,803,759
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(h)(i)	108,480	108,480,000

		3,060,283,759

Total Short-Term Investments — 15.3% (Cost: $3,059,502,100)		3,060,283,759

Total Investments in Securities — 114.0% (Cost: $23,047,287,933)		22,801,858,332

Other Assets, Less Liabilities — (14.0)%		(2,807,783,921)

Net Assets — 100.0%		$19,994,074,411

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Perpetual security with no stated maturity date.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the BlackRock Global Valuation Methodologies Committee’s (the “Global Valuation Committee’s”) assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ High Yield Corporate Bond ETF

Fair Value Measurements (continued)

inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$19,741,574,573	$—	$19,741,574,573
Money Market Funds	3,060,283,759	—	—	3,060,283,759

	$3,060,283,759	$19,741,574,573	$—	$22,801,858,332

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.1%
Omnicom Group Inc., 2.60%, 08/01/31
(Call 05/01/31)(a)	$9,175	$9,251,643
Omnicom Group Inc./Omnicom Capital Inc.
3.60%, 04/15/26 (Call 01/15/26)	12,978	14,016,254
3.65%, 11/01/24 (Call 08/01/24)(a)	2,307	2,462,915

		25,730,812

Aerospace & Defense — 2.5%
Boeing Co. (The)
2.20%, 02/04/26 (Call 02/04/23)(a)	10,896	10,919,953
2.70%, 02/01/27 (Call 12/01/26)(a)	10,277	10,532,120
2.75%, 02/01/26 (Call 01/01/26)(a)	4,847	5,004,817
2.95%, 02/01/30 (Call 11/01/29)(a)	8,537	8,634,828
3.20%, 03/01/29 (Call 12/01/28)(a)	10,741	11,120,212
3.25%, 02/01/28 (Call 12/01/27)(a)	6,011	6,287,342
3.25%, 02/01/35 (Call 11/01/34)(a)	7,282	7,290,806
3.60%, 05/01/34 (Call 02/01/34)(a)	8,680	9,030,463
3.63%, 02/01/31 (Call 11/01/30)(a)	13,288	14,145,245
3.75%, 02/01/50 (Call 08/01/49)(a)	12,036	12,657,357
3.90%, 05/01/49 (Call 11/01/48)	7,837	8,359,156
3.95%, 08/01/59 (Call 02/01/59)	9,496	10,012,323
4.88%, 05/01/25 (Call 04/01/25)	33,156	36,621,389
5.04%, 05/01/27 (Call 03/01/27)	18,405	20,913,916
5.15%, 05/01/30 (Call 02/01/30)(a)	43,219	50,438,868
5.71%, 05/01/40 (Call 11/01/39)	31,553	40,385,827
5.81%, 05/01/50 (Call 11/01/49)	53,739	73,640,884
5.93%, 05/01/60 (Call 11/01/59)	34,781	48,784,836
General Dynamics Corp.
3.25%, 04/01/25 (Call 03/01/25)	9,467	10,080,437
3.50%, 05/15/25 (Call 03/15/25)	6,985	7,512,309
3.50%, 04/01/27 (Call 02/01/27)	8,552	9,353,684
3.63%, 04/01/30 (Call 01/01/30)(a)	10,637	11,884,183
3.75%, 05/15/28 (Call 02/15/28)	9,670	10,821,730
4.25%, 04/01/40 (Call 10/01/39)	10,078	12,306,369
4.25%, 04/01/50 (Call 10/01/49)(a)	6,216	8,081,319
L3Harris Technologies Inc., 4.40%, 06/15/28
(Call 03/15/28)	21,133	24,110,390
Lockheed Martin Corp.
2.80%, 06/15/50 (Call 12/15/49)(a)	5,870	5,964,589
2.90%, 03/01/25 (Call 12/01/24)(a)	7,370	7,761,872
3.55%, 01/15/26 (Call 10/15/25)(a)	18,659	20,315,531
3.80%, 03/01/45 (Call 09/01/44)	11,545	13,595,131
4.07%, 12/15/42	16,393	19,569,781
4.09%, 09/15/52 (Call 03/15/52)(a)	12,446	15,628,180
4.70%, 05/15/46 (Call 11/15/45)	13,140	17,369,673
Northrop Grumman Corp.
2.93%, 01/15/25 (Call 11/15/24)	7,715	8,086,151
3.20%, 02/01/27 (Call 11/01/26)(a)	8,812	9,440,940
3.25%, 01/15/28 (Call 10/15/27)(a)	18,058	19,448,090
4.03%, 10/15/47 (Call 04/15/47)(a)	19,261	23,098,338
4.40%, 05/01/30 (Call 02/01/30)(a)	7,828	9,132,383
4.75%, 06/01/43	12,181	15,534,020
5.25%, 05/01/50 (Call 11/01/49)(a)	9,541	13,591,469
Raytheon Technologies Corp.
1.90%, 09/01/31 (Call 06/01/31)	11,654	11,251,735
2.25%, 07/01/30 (Call 04/01/30)(a)	13,772	13,832,754
2.82%, 09/01/51 (Call 03/01/51)	11,957	11,760,792
3.13%, 05/04/27 (Call 02/04/27)(a)	10,886	11,652,368
3.13%, 07/01/50 (Call 01/01/50)(a)	10,558	11,029,032

Security	Par (000)	Value

Aerospace & Defense (continued)
3.50%, 03/15/27 (Call 12/15/26)	$14,591	$15,838,762
3.75%, 11/01/46 (Call 05/01/46)	11,403	12,912,174
3.95%, 08/16/25 (Call 06/16/25)	13,251	14,462,556
4.13%, 11/16/28 (Call 08/16/28)	26,939	30,536,825
4.15%, 05/15/45 (Call 11/16/44)	6,737	8,031,688
4.35%, 04/15/47 (Call 10/15/46)	11,118	13,732,698
4.45%, 11/16/38 (Call 05/16/38)	7,497	9,048,721
4.50%, 06/01/42	33,491	41,098,089
4.63%, 11/16/48 (Call 05/16/48)(a)	14,544	18,830,918
5.70%, 04/15/40	10,033	13,854,577
6.13%, 07/15/38	9,884	13,984,706
Teledyne Technologies Inc., 2.75%, 04/01/31
(Call 01/01/31)	7,687	7,839,003

		937,164,309

Agriculture — 1.6%
Altria Group Inc.
2.35%, 05/06/25 (Call 04/06/25)	7,430	7,657,183
2.45%, 02/04/32 (Call 11/04/31)(a)	19,099	18,047,541
3.40%, 05/06/30 (Call 02/06/30)	7,945	8,294,377
3.40%, 02/04/41 (Call 08/04/40)(a)	16,255	15,168,685
3.70%, 02/04/51 (Call 08/04/50)	12,301	11,677,699
3.88%, 09/16/46 (Call 03/16/46)	14,204	13,979,219
4.00%, 02/04/61 (Call 08/04/60)	8,979	8,617,737
4.25%, 08/09/42	10,441	10,729,835
4.40%, 02/14/26 (Call 12/14/25)	8,862	9,834,326
4.80%, 02/14/29 (Call 11/14/28)	15,680	17,853,711
5.38%, 01/31/44(a)	15,656	18,454,048
5.80%, 02/14/39 (Call 08/14/38)	18,241	22,208,355
5.95%, 02/14/49 (Call 08/14/48)	25,422	32,394,378
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (Call 05/11/26)(a)	11,821	12,441,787
2.70%, 09/15/51 (Call 03/15/51)(a)	6,550	6,598,199
3.25%, 03/27/30 (Call 12/27/29)(a)	10,848	11,850,455
BAT Capital Corp.
2.26%, 03/25/28 (Call 01/25/28)(a)	17,084	16,749,075
2.73%, 03/25/31 (Call 12/25/30)(a)	11,234	10,945,399
3.22%, 08/15/24 (Call 06/15/24)	1,490	1,564,930
3.22%, 09/06/26 (Call 07/06/26)(a)	11,878	12,500,392
3.56%, 08/15/27 (Call 05/15/27)(a)	34,909	36,988,396
3.73%, 09/25/40 (Call 03/25/40)(a)	7,723	7,491,003
3.98%, 09/25/50 (Call 03/25/50)(a)	10,969	10,704,716
4.39%, 08/15/37 (Call 02/15/37)(a)	21,416	22,861,980
4.54%, 08/15/47 (Call 02/15/47)	25,763	27,008,942
4.70%, 04/02/27 (Call 02/02/27)	9,226	10,264,177
4.76%, 09/06/49 (Call 03/06/49)(a)	10,970	11,881,158
4.91%, 04/02/30 (Call 01/02/30)(a)	8,363	9,479,141
BAT International Finance PLC, 1.67%, 03/25/26
(Call 02/25/26)(a)	17,656	17,455,193
Bunge Ltd. Finance Corp., 2.75%, 05/14/31
(Call 02/14/31)(a)	11,899	11,994,462
Philip Morris International Inc.
0.88%, 05/01/26 (Call 04/01/26)	11,227	10,906,319
1.50%, 05/01/25 (Call 04/01/25)	6,298	6,347,373
1.75%, 11/01/30 (Call 08/01/30)(a)	7,738	7,410,525
2.10%, 05/01/30 (Call 02/01/30)(a)	4,155	4,101,473
2.75%, 02/25/26 (Call 11/25/25)	8,155	8,566,320
3.25%, 11/10/24	2,751	2,925,828
3.38%, 08/11/25 (Call 05/11/25)(a)	8,247	8,833,263
3.38%, 08/15/29 (Call 05/15/29)(a)	8,260	9,017,292
3.88%, 08/21/42	8,009	8,693,031

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Agriculture (continued)
4.13%, 03/04/43	$9,409	$10,514,862
4.25%, 11/10/44(a)	10,373	11,903,475
4.38%, 11/15/41	7,641	8,793,968
4.88%, 11/15/43(a)	8,418	10,324,291
6.38%, 05/16/38	14,899	20,964,943
Reynolds American Inc.
4.45%, 06/12/25 (Call 03/12/25)	22,708	24,774,294
5.70%, 08/15/35 (Call 02/15/35)	6,434	7,622,772
5.85%, 02/12/45 (Call 02/15/45)	20,235	24,646,086

		620,042,614

Airlines — 0.1%
Southwest Airlines Co.
5.13%, 06/15/27 (Call 04/15/27)(a)	20,132	23,237,770
5.25%, 05/04/25 (Call 04/04/25)(a)	13,720	15,375,161

		38,612,931

Apparel — 0.3%
NIKE Inc.
2.38%, 11/01/26 (Call 08/01/26)(a)	11,275	11,816,741
2.40%, 03/27/25 (Call 02/27/25)(a)	4,271	4,447,182
2.75%, 03/27/27 (Call 01/27/27)	12,344	13,122,883
2.85%, 03/27/30 (Call 12/27/29)(a)	14,863	15,931,804
3.25%, 03/27/40 (Call 09/27/39)	8,848	9,713,965
3.38%, 03/27/50 (Call 09/27/49)(a)	11,607	13,291,235
3.88%, 11/01/45 (Call 05/01/45)	9,055	10,974,323
VF Corp.
2.40%, 04/23/25 (Call 03/23/25)(a)	8,681	8,983,933
2.95%, 04/23/30 (Call 01/23/30)(a)	11,275	11,774,962

		100,057,028

Auto Manufacturers — 1.3%
American Honda Finance Corp.
1.00%, 09/10/25(a)	4,519	4,479,512
1.20%, 07/08/25	10,262	10,234,609
1.30%, 09/09/26(a)	4,477	4,439,223
2.00%, 03/24/28(a)	8,766	8,849,690
Cummins Inc., 1.50%, 09/01/30 (Call 06/01/30)(a)	7,460	7,103,148
Daimler Finance North America LLC, 8.50%, 01/18/31(a)	14,639	22,062,752
General Motors Co.
4.20%, 10/01/27 (Call 07/01/27)(a)	8,005	8,794,648
5.00%, 10/01/28 (Call 07/01/28)(a)	6,137	7,061,153
5.00%, 04/01/35(a)	8,350	9,886,923
5.15%, 04/01/38 (Call 10/01/37)(a)	10,853	13,075,576
5.20%, 04/01/45(a)	11,943	14,944,773
5.40%, 04/01/48 (Call 10/01/47)	7,249	9,267,216
5.95%, 04/01/49 (Call 10/01/48)(a)	10,141	13,873,345
6.13%, 10/01/25 (Call 09/01/25)(a)	22,787	26,407,257
6.25%, 10/02/43	12,271	16,751,387
6.60%, 04/01/36 (Call 10/01/35)	9,474	12,815,743
6.75%, 04/01/46 (Call 10/01/45)	8,432	12,220,828
6.80%, 10/01/27 (Call 08/01/27)	9,740	12,000,376
General Motors Financial Co. Inc.
1.25%, 01/08/26 (Call 12/08/25)	16,569	16,237,923
1.50%, 06/10/26 (Call 05/10/26)(a)	15,301	15,072,105
2.35%, 01/08/31 (Call 10/08/30)(a)	9,478	9,196,846
2.40%, 04/10/28 (Call 02/10/28)(a)	10,291	10,283,001
2.40%, 10/15/28 (Call 08/15/28)	19,365	19,263,667
2.70%, 08/20/27 (Call 06/20/27)(a)	9,913	10,135,075
2.70%, 06/10/31 (Call 03/10/31)	11,132	11,001,268
2.75%, 06/20/25 (Call 05/20/25)	15,808	16,398,252

Security	Par (000)	Value

Auto Manufacturers (continued)
2.90%, 02/26/25 (Call 01/26/25)	$12,285	$12,782,402
3.50%, 11/07/24 (Call 09/07/24)	4,170	4,417,288
3.60%, 06/21/30 (Call 03/21/30)(a)	9,181	9,774,121
4.00%, 01/15/25 (Call 10/15/24)	4,816	5,154,371
4.00%, 10/06/26 (Call 07/06/26)	8,087	8,811,985
4.30%, 07/13/25 (Call 04/13/25)	3,369	3,659,287
4.35%, 04/09/25 (Call 02/09/25)(a)	10,949	11,906,388
4.35%, 01/17/27 (Call 10/17/26)(a)	11,058	12,205,771
5.25%, 03/01/26 (Call 12/01/25)	12,865	14,554,245
Toyota Motor Corp., 1.34%, 03/25/26 (Call 02/25/26)	14,246	14,217,269
Toyota Motor Credit Corp.
0.80%, 10/16/25	13,561	13,293,939
1.13%, 06/18/26(a)	5,301	5,227,076
1.80%, 02/13/25(a)	13,643	13,929,010
1.90%, 04/06/28	8,531	8,575,712
2.15%, 02/13/30	6,682	6,744,850
3.00%, 04/01/25	10,310	10,902,932
3.20%, 01/11/27(a)	9,133	9,838,224
3.38%, 04/01/30(a)	9,361	10,337,070

		498,188,236

Auto Parts & Equipment — 0.1%
BorgWarner Inc., 2.65%, 07/01/27 (Call 05/01/27)(a)	12,710	13,223,995
Magna International Inc., 2.45%, 06/15/30 (Call 03/15/30)(a)	7,559	7,688,832

		20,912,827

Banks — 23.0%
Australia & New Zealand Banking Group Ltd./New York NY, 3.70%, 11/16/25(a)	5,430	5,947,875
Banco Bilbao Vizcaya Argentaria SA, 1.13%, 09/18/25	7,759	7,611,671
Banco Santander SA
1.72%, 09/14/27 (Call 09/14/26)(b)	18,126	17,834,811
1.85%, 03/25/26	15,978	15,988,418
2.75%, 05/28/25(a)	13,705	14,242,244
2.75%, 12/03/30	12,836	12,620,086
2.96%, 03/25/31	10,423	10,610,319
3.31%, 06/27/29	14,395	15,395,406
3.49%, 05/28/30	9,615	10,218,965
3.80%, 02/23/28	8,828	9,634,949
4.25%, 04/11/27	11,541	12,758,593
4.38%, 04/12/28(a)	10,353	11,647,369
Bank of America Corp.
1.20%, 10/24/26 (Call 10/24/25)(b)	17,644	17,341,762
1.32%, 06/19/26 (Call 06/19/25), (SOFR + 1.150%)(b)	24,450	24,258,547
1.73%, 07/22/27 (Call 07/22/26)(b)	45,358	45,078,463
1.90%, 07/23/31 (Call 07/23/30)(b)	19,880	18,991,853
1.92%, 10/24/31 (Call 10/24/30)(a)(b)	19,492	18,598,097
2.02%, 02/13/26 (Call 02/13/25), (3 mo. LIBOR US + 0.640%)(b)	12,272	12,500,464
2.09%, 06/14/29 (Call 06/14/28)(b)	22,661	22,393,412
2.30%, 07/21/32 (Call 07/21/31), (SOFR + 1.220%)(b)	31,442	30,786,557
2.48%, 09/21/36 (Call 09/21/31)(b)	24,300	23,601,414
2.50%, 02/13/31 (Call 02/13/30), (3 mo. LIBOR US + 0.990%)(b)	27,010	27,140,083
2.57%, 10/20/32 (Call 10/20/31)(b)	26,671	26,672,096
2.59%, 04/29/31 (Call 04/29/30), (SOFR + 2.150%)(b)	27,358	27,624,604
2.68%, 06/19/41 (Call 06/19/40)(b)	40,162	38,744,069

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.69%, 04/22/32 (Call 04/22/31)(b)	$35,901	$36,354,835
2.83%, 10/24/51 (Call 10/24/50), (SOFR + 1.880%)(a)(b)	6,640	6,544,434
2.88%, 10/22/30 (Call 10/22/29), (3 mo. LIBOR US + 1.190%)(b)	15,081	15,611,602
2.97%, 07/21/52 (Call 07/21/51), (SOFR + 1.560%)(a)(b)	20,493	20,680,400
3.19%, 07/23/30 (Call 07/23/29), (3 mo. LIBOR US + 1.180%)(b)	17,723	18,757,997
3.25%, 10/21/27 (Call 10/21/26)(a)	19,861	21,138,984
3.31%, 04/22/42 (Call 04/22/41)(b)	26,977	28,515,709
3.37%, 01/23/26 (Call 01/23/25), (3 mo. LIBOR US + 0.810%)(b)	14,270	15,135,104
3.42%, 12/20/28 (Call 12/20/27), (3 mo. LIBOR US + 1.040%)(a)(b)	47,797	51,120,698
3.50%, 04/19/26	20,609	22,245,486
3.56%, 04/23/27 (Call 04/23/26), (3 mo. LIBOR US + 1.060%)(b)	22,445	24,128,786
3.59%, 07/21/28 (Call 07/21/27), (3 mo. LIBOR US + 1.370%)(b)	15,429	16,698,885
3.71%, 04/24/28 (Call 04/24/27), (3 mo. LIBOR US + 1.512%)(b)	15,758	17,057,071
3.82%, 01/20/28 (Call 01/20/27), (3 mo. LIBOR US + 1.575%)(b)	16,381	17,839,423
3.88%, 08/01/25	14,202	15,491,618
3.95%, 01/23/49 (Call 01/23/48), (3 mo. LIBOR US + 1.190%)(b)	9,406	11,091,378
3.97%, 03/05/29 (Call 03/05/28), (3 mo. LIBOR US + 1.070%)(a)(b)	18,937	20,962,636
3.97%, 02/07/30 (Call 02/07/29), (3 mo. LIBOR US + 1.210%)(b)	22,990	25,564,524
4.00%, 01/22/25(a)	16,820	18,125,383
4.08%, 04/23/40 (Call 04/23/39), (3 mo. LIBOR US + 1.320%)(b)	10,763	12,420,262
4.08%, 03/20/51 (Call 03/20/50), (3 mo. LIBOR US + 3.150%)(b)	43,705	52,829,909
4.20%, 08/26/24	6,046	6,543,384
4.24%, 04/24/38 (Call 04/24/37), (3 mo. LIBOR US + 1.814%)(b)	16,347	19,176,633
4.25%, 10/22/26(a)	16,312	18,063,021
4.27%, 07/23/29 (Call 07/23/28), (3 mo. LIBOR US + 1.310%)(b)	22,464	25,259,364
4.33%, 03/15/50 (Call 03/15/49), (3 mo. LIBOR US + 1.520%)(b)	25,969	32,274,182
4.44%, 01/20/48 (Call 01/20/47), (3 mo. LIBOR US + 1.990%)(a)(b)	15,408	19,474,912
4.45%, 03/03/26(a)	14,472	16,040,645
5.00%, 01/21/44	15,202	19,949,434
5.88%, 02/07/42(a)	11,596	16,551,916
6.11%, 01/29/37	17,978	24,323,038
7.75%, 05/14/38(a)	13,333	20,886,662
Series L, 3.95%, 04/21/25(a)	19,841	21,432,528
Series L, 4.18%, 11/25/27 (Call 11/25/26)(a)	15,254	16,804,371
Series N, 1.66%, 03/11/27 (Call 03/11/26)(b)	21,365	21,270,874
Series N, 2.65%, 03/11/32 (Call 03/11/31), (SOFR + 1.220%)(b)	18,023	18,167,872
Series N, 3.48%, 03/11/51 (Call 03/13/51), (SOFR + 1.650%)(b)	8,915	9,841,614
Bank of America N.A., 6.00%, 10/15/36(a)	10,577	14,497,852

Security	Par (000)	Value

Banks (continued)
0.95%, 01/22/27 (Call 01/22/26)(b)	$5,685	$5,530,093
1.25%, 09/15/26(a)	17,316	16,997,993
1.85%, 05/01/25(a)	12,709	12,972,286
Bank of New York Mellon Corp. (The)
1.60%, 04/24/25 (Call 03/24/25)(a)	12,770	12,945,980
2.45%, 08/17/26 (Call 05/17/26)	9,004	9,405,546
2.80%, 05/04/26 (Call 02/04/26)	6,831	7,219,564
3.25%, 05/16/27 (Call 02/16/27)	8,692	9,380,042
3.30%, 08/23/29 (Call 05/23/29)	3,955	4,311,939
3.40%, 01/29/28 (Call 10/29/27)	9,150	10,000,439
3.85%, 04/28/28(a)	9,622	10,871,555
Series G, 3.00%, 02/24/25 (Call 01/24/25)	7,377	7,809,318
Bank of Nova Scotia (The)
1.05%, 03/02/26(a)	13,057	12,797,553
1.30%, 06/11/25(a)	7,247	7,237,565
1.30%, 09/15/26 (Call 06/15/26)	7,018	6,897,447
1.35%, 06/24/26	7,597	7,524,613
2.20%, 02/03/25(a)	5,909	6,093,468
2.70%, 08/03/26(a)	14,918	15,661,339
4.50%, 12/16/25(a)	13,903	15,450,215
Barclays PLC
2.65%, 06/24/31 (Call 06/24/30)(b)	8,549	8,562,631
2.67%, 03/10/32 (Call 03/10/31)(b)	8,150	8,109,829
2.85%, 05/07/26 (Call 05/07/25)(b)	20,724	21,544,654
3.65%, 03/16/25	19,235	20,522,204
4.34%, 01/10/28 (Call 01/10/27)(a)	14,120	15,574,313
4.38%, 09/11/24	3,469	3,744,844
4.38%, 01/12/26	24,177	26,643,076
4.84%, 05/09/28 (Call 05/07/27)(a)	20,440	22,771,354
4.95%, 01/10/47(a)	13,744	18,057,135
4.97%, 05/16/29 (Call 05/16/28)(a)(b)	16,866	19,493,444
5.20%, 05/12/26(a)	18,095	20,497,527
5.25%, 08/17/45(a)	11,869	16,117,059
Canadian Imperial Bank of Commerce
1.25%, 06/22/26	25,367	24,850,650
2.25%, 01/28/25	4,944	5,100,136
Citigroup Inc.
1.12%, 01/28/27 (Call 01/28/26)(b)	23,353	22,795,811
1.46%, 06/09/27 (Call 06/09/26)(b)	25,315	24,917,322
2.52%, 11/03/32 (Call 11/03/31)(b)	5,080	5,080,000
2.56%, 05/01/32 (Call 05/01/31)(a)(b)	28,490	28,515,479
2.57%, 06/03/31 (Call 06/03/30)(b)	32,805	33,021,165
2.67%, 01/29/31 (Call 01/29/30), (SOFR + 1.146%)(a)(b)	21,253	21,585,546
2.90%, 11/03/42 (Call 11/03/41)(b)	7,365	7,297,389
2.98%, 11/05/30 (Call 11/05/29)(b)	19,450	20,269,228
3.11%, 04/08/26 (Call 04/08/25), (SOFR + 2.842%)(a)(b)	32,590	34,331,192
3.20%, 10/21/26 (Call 07/21/26)(a)	30,909	32,865,061
3.30%, 04/27/25	16,095	17,194,430
3.40%, 05/01/26(a)	18,512	19,955,712
3.52%, 10/27/28 (Call 10/27/27), (3 mo. LIBOR US + 1.151%)(b)	19,907	21,352,252
3.67%, 07/24/28 (Call 07/24/27),
(3 mo. LIBOR US + 1.390%)(b)	22,467	24,292,862
3.70%, 01/12/26(a)	20,554	22,291,333
3.88%, 03/26/25(a)	11,669	12,536,262
3.88%, 01/22/38 (Call 01/24/38), (3 mo. LIBOR US + 1.168%)(a)(b)	9,651	10,962,593

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.89%, 01/10/28 (Call 01/10/27), (3 mo. LIBOR US + 1.563%)(b)	$25,893	$28,183,223
3.98%, 03/20/30 (Call 03/20/29), (3 mo. LIBOR US + 1.338%)(b)	23,616	26,240,706
4.08%, 04/23/29 (Call 04/23/28), (3 mo. LIBOR US + 1.192%)(a)(b)	18,738	20,792,185
4.13%, 07/25/28(a)	19,884	22,087,813
4.28%, 04/24/48 (Call 04/24/47), (3 mo. LIBOR US + 1.839%)(b)	10,736	13,339,110
4.30%, 11/20/26	8,169	9,052,248
4.40%, 06/10/25	26,290	28,730,530
4.41%, 03/31/31 (Call 03/31/30), (SOFR + 3.914%)(a)(b)	37,876	43,364,316
4.45%, 09/29/27(a)	37,418	41,920,721
4.60%, 03/09/26(a)	15,985	17,831,996
4.65%, 07/30/45(a)	12,464	16,118,105
4.65%, 07/23/48 (Call 06/23/48)(a)	24,081	31,591,426
4.75%, 05/18/46(a)	16,346	20,764,724
5.30%, 05/06/44(a)	8,899	11,715,161
5.32%, 03/26/41 (Call 03/26/40), (SOFR + 4.548%)(b)	10,576	13,897,807
5.50%, 09/13/25(a)	15,810	18,047,371
5.88%, 01/30/42(a)	11,593	16,529,503
6.63%, 06/15/32	10,317	13,793,523
6.68%, 09/13/43	9,866	15,014,822
8.13%, 07/15/39(a)	18,115	30,802,494
Citizens Bank N.A./Providence RI, 2.25%, 04/28/25 (Call 03/28/25)	4,825	4,982,017
Citizens Financial Group Inc., 3.25%, 04/30/30 (Call 01/30/30)	12,016	12,818,663
Cooperatieve Rabobank U.A.
3.75%, 07/21/26	14,852	16,134,702
4.38%, 08/04/25	15,479	16,990,888
5.25%, 05/24/41(a)	13,949	19,285,036
5.25%, 08/04/45	11,921	16,188,654
5.75%, 12/01/43(a)	10,751	15,123,505
Cooperatieve Rabobank U.A./New York, 3.38%, 05/21/25	8,952	9,627,940
Credit Suisse AG/New York NY 1.25%, 08/07/26	23,386	22,856,656
2.95%, 04/09/25(a)	15,972	16,809,653
Credit Suisse Group AG 3.75%, 03/26/25(a)	22,137	23,685,778
4.55%, 04/17/26	21,616	24,006,269
4.88%, 05/15/45(a)	16,264	20,604,471
Deutsche Bank AG/New York NY 1.69%, 03/19/26	7,468	7,428,708
2.13%, 11/24/26 (Call 11/24/25)(b)	21,169	21,269,692
3.04%, 05/28/32 (Call 05/28/31)(b)	17,111	17,221,528
3.55%, 09/18/31 (Call 09/18/30), (SOFR + 3.043%)(a)(b)	13,339	14,124,013
3.96%, 11/26/25 (Call 11/26/24)(b)	21,576	23,062,800
Discover Bank 3.45%, 07/27/26 (Call 04/27/26)	6,688	7,166,306
4.65%, 09/13/28 (Call 06/13/28)(a)	9,815	11,317,821
Fifth Third Bancorp. 2.38%, 01/28/25 (Call 12/28/24)	6,918	7,137,451
2.55%, 05/05/27 (Call 04/05/27)	4,614	4,786,267
8.25%, 03/01/38	8,168	13,443,041

Security	Par (000)	Value

Banks (continued)
Fifth Third Bank NA 3.85%, 03/15/26 (Call 02/15/26)	$10,316	$11,249,108
3.95%, 07/28/25 (Call 06/28/25)	5,840	6,408,212
Goldman Sachs Group Inc. (The) 0.86%, 02/12/26 (Call 02/12/25), (SOFR + 0.609%)(b)	8,408	8,364,466
1.09%, 12/09/26 (Call 12/09/25)(b)	18,154	17,706,898
1.43%, 03/09/27 (Call 03/09/26), (SOFR + 0.798%)(b)	27,748	27,305,253
1.54%, 09/10/27 (Call 09/10/26)(b)	25,712	25,261,330
1.95%, 10/21/27 (Call 10/21/26)(b)	21,701	21,730,518
1.99%, 01/27/32 (Call 01/27/31)(b)	21,614	20,654,691
2.38%, 07/21/32 (Call 07/21/31), (SOFR + 1.248%)(b)	44,192	43,419,391
2.60%, 02/07/30 (Call 11/07/29)	17,598	17,893,083
2.62%, 04/22/32 (Call 04/22/31), (SOFR + 1.281%)(b)	35,081	35,186,225
2.65%, 10/21/32 (Call 10/21/31)(b)	27,046	27,187,215
2.91%, 07/21/42 (Call 07/21/41), (SOFR + 1.472%)(b)	15,812	15,713,368
3.21%, 04/22/42 (Call 04/22/41)(b)	23,035	23,856,603
3.50%, 01/23/25 (Call 10/23/24)(a)	16,190	17,217,268
3.50%, 04/01/25 (Call 03/01/25)(a)	33,832	36,095,296
3.50%, 11/16/26 (Call 11/16/25)	27,458	29,410,909
3.69%, 06/05/28 (Call 06/05/27), (3 mo. LIBOR US + 1.510%)(b)	24,530	26,577,818
3.75%, 05/22/25 (Call 02/22/25)	22,903	24,599,730
3.75%, 02/25/26 (Call 11/25/25)	16,592	17,990,336
3.80%, 03/15/30 (Call 12/15/29)(a)	22,633	24,934,756
3.81%, 04/23/29 (Call 04/23/28), (3 mo. LIBOR US + 1.158%)(b)	22,926	25,109,314
3.85%, 01/26/27 (Call 01/26/26)	30,133	32,633,153
4.02%, 10/31/38 (Call 10/31/37), (3 mo. LIBOR US + 1.373%)(b)	26,754	30,707,176
4.22%, 05/01/29 (Call 05/01/28), (3 mo. LIBOR US + 1.301%)(a)(b)	32,173	36,012,111
4.25%, 10/21/25(a)	17,572	19,261,332
4.41%, 04/23/39 (Call 04/23/38), (3 mo. LIBOR US + 1.430%)(b)	15,741	18,860,150
4.75%, 10/21/45 (Call 04/21/45)(a)	12,612	16,477,780
4.80%, 07/08/44 (Call 01/08/44)	18,973	24,206,801
5.15%, 05/22/45	21,569	28,528,678
5.95%, 01/15/27	7,938	9,430,329
6.13%, 02/15/33	11,071	14,683,993
6.25%, 02/01/41	24,369	35,641,556
6.75%, 10/01/37	54,753	78,167,655
HSBC Holdings PLC 1.59%, 05/24/27 (Call 05/24/26)(b)	19,724	19,376,572
1.65%, 04/18/26 (Call 04/18/25)(b)	21,091	21,033,980
2.01%, 09/22/28 (Call 09/22/27)(a)(b)	16,901	16,659,106
2.10%, 06/04/26 (Call 06/04/25)(b)	21,166	21,426,513
2.21%, 08/17/29 (Call 08/17/28), (SOFR + 1.285%)(a)(b)	20,807	20,409,672
2.36%, 08/18/31 (Call 08/18/30)(a)(b)	10,614	10,377,711
2.63%, 11/07/25 (Call 11/07/24), (SOFR + 1.401%)(b)	20,079	20,734,754
2.80%, 05/24/32 (Call 05/24/31)(b)	31,454	31,662,892
2.85%, 06/04/31 (Call 06/04/30)(a)(b)	14,357	14,572,833
3.90%, 05/25/26(a)	22,981	24,945,411
3.97%, 05/22/30 (Call 05/22/29)(a)(b)	29,442	32,209,904

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.04%, 03/13/28 (Call 03/13/27),
(3 mo. LIBOR US + 1.546%)(b)	$26,730	$29,084,282
4.25%, 08/18/25	13,412	14,546,607
4.29%, 09/12/26 (Call 09/12/25)(a)(b)	22,828	24,863,518
4.30%, 03/08/26(a)	29,521	32,476,758
4.38%, 11/23/26	16,011	17,604,698
4.58%, 06/19/29 (Call 06/19/28)(b)	31,503	35,598,771
4.95%, 03/31/30	23,184	27,283,386
5.25%, 03/14/44(a)	16,390	21,245,331
6.10%, 01/14/42(a)	5,001	7,158,150
6.50%, 05/02/36(a)	21,099	28,751,384
6.50%, 09/15/37	25,613	35,432,425
6.80%, 06/01/38(a)	13,642	19,538,820
Huntington Bancshares Inc./OH, 2.55%, 02/04/30 (Call 11/04/29)(a)	4,963	5,090,679
ING Groep NV
1.73%, 04/01/27 (Call 04/01/26)(b)	12,275	12,247,490
2.73%, 04/01/32 (Call 04/01/31)(b)	8,654	8,834,987
3.95%, 03/29/27(a)	16,555	18,216,639
4.05%, 04/09/29(a)	7,902	8,932,343
4.55%, 10/02/28	11,238	12,999,833
JPMorgan Chase & Co.
1.04%, 02/04/27 (Call 02/04/26)(b)	18,617	18,091,245
1.05%, 11/19/26 (Call 11/19/25), (SOFR + 0.800%)(b)	25,447	24,823,643
1.47%, 09/22/27 (Call 09/22/26)(b)	35,671	35,001,174
1.58%, 04/22/27 (Call 04/22/26), (SOFR + 0.885%)(a)(b)	31,946	31,657,687
1.76%, 11/19/31 (Call 11/19/30)(a)(b)	14,401	13,635,143
1.95%, 02/04/32 (Call 02/04/31)(b)	27,228	26,044,132
2.01%, 03/13/26 (Call 03/13/25)(a)(b)	21,959	22,367,196
2.07%, 06/01/29 (Call 06/01/28)(b)	19,335	19,138,725
2.08%, 04/22/26 (Call 04/22/25)(b)	32,369	33,018,173
2.18%, 06/01/28 (Call 06/01/27)(b)	15,375	15,461,607
2.52%, 04/22/31 (Call 04/22/30), (SOFR + 2.040%)(b)	24,724	25,010,269
2.53%, 11/19/41 (Call 11/19/40)(b)	15,736	14,916,505
2.58%, 04/22/32 (Call 04/22/31)(b)	32,107	32,376,397
2.74%, 10/15/30 (Call 10/15/29), (SOFR + 1.510%)(a)(b)	35,326	36,192,727
2.95%, 10/01/26 (Call 07/01/26)(a)	27,941	29,566,968
3.11%, 04/22/41 (Call 04/22/40), (SOFR + 2.460%)(b)	14,759	15,245,060
3.11%, 04/22/51 (Call 04/22/50), (SOFR + 2.440%)(a)(b)	20,677	21,404,872
3.13%, 01/23/25 (Call 10/23/24)	16,537	17,441,268
3.16%, 04/22/42 (Call 04/22/41)(b)	20,079	20,877,154
3.20%, 06/15/26 (Call 03/15/26)	18,054	19,274,779
3.30%, 04/01/26 (Call 01/01/26)(a)	22,254	23,781,982
3.33%, 04/22/52 (Call 04/22/51), (SOFR + 1.580%)(b)	38,447	41,433,371
3.51%, 01/23/29 (Call 01/23/28), (3 mo. LIBOR US + 0.945%)(a)(b)	20,129	21,746,146
3.54%, 05/01/28 (Call 05/01/27), (3 mo. LIBOR US + 1.380%)(b)	23,008	24,843,024
3.63%, 12/01/27 (Call 12/01/26)	11,492	12,394,330
3.70%, 05/06/30 (Call 05/06/29)(b)	23,466	25,620,803
3.78%, 02/01/28 (Call 02/01/27), (3 mo. LIBOR US + 1.337%)(a)(b)	24,767	26,984,892

Security	Par (000)	Value

Banks (continued)
3.88%, 07/24/38 (Call 07/24/37), (3 mo. LIBOR US + 1.360%)(b)	$23,859	$27,232,851
3.90%, 07/15/25 (Call 04/15/25)	24,252	26,333,219
3.90%, 01/23/49 (Call 01/23/48), (3 mo. LIBOR US + 1.220%)(b)	17,244	20,113,619
3.96%, 01/29/27 (Call 01/29/26)(b)	18,474	20,127,122
3.96%, 11/15/48 (Call 11/15/47), (3 mo. LIBOR US + 1.380%)(b)	32,946	38,844,711
4.01%, 04/23/29 (Call 04/23/28)(b)	21,321	23,663,619
4.03%, 07/24/48 (Call 07/24/47), (3 mo. LIBOR US + 1.460%)(b)	14,390	17,010,292
4.13%, 12/15/26	20,281	22,456,328
4.20%, 07/23/29 (Call 07/23/28), (3 mo. LIBOR US + 1.260%)(b)	22,576	25,342,206
4.25%, 10/01/27(a)	13,408	15,073,817
4.26%, 02/22/48 (Call 02/22/47), (3 mo. LIBOR US + 1.580%)(a)(b)	18,146	22,204,151
4.45%, 12/05/29 (Call 12/05/28), (3 mo. LIBOR US + 1.330%)(a)(b)	23,564	26,884,535
4.49%, 03/24/31 (Call 03/24/30), (SOFR + 3.790%)(b)	27,943	32,383,517
4.85%, 02/01/44(a)	9,313	12,126,276
4.95%, 06/01/45	16,087	21,226,956
5.40%, 01/06/42(a)	11,782	16,062,766
5.50%, 10/15/40	10,002	13,618,985
5.60%, 07/15/41(a)	17,926	24,758,982
5.63%, 08/16/43	11,363	15,708,395
6.40%, 05/15/38	22,226	32,218,472
KeyBank N.A./Cleveland OH, 3.30%, 06/01/25	9,917	10,646,655
KeyCorp.
2.25%, 04/06/27	10,365	10,610,175
2.55%, 10/01/29(a)	7,993	8,256,324
4.10%, 04/30/28	9,329	10,587,426
Lloyds Banking Group PLC
1.63%, 05/11/27 (Call 05/11/26)(b)	12,141	12,003,107
2.44%, 02/05/26 (Call 02/05/25)(b)	11,170	11,496,574
3.57%, 11/07/28 (Call 11/07/27)(b)	12,875	13,821,512
3.75%, 01/11/27(a)	14,848	16,118,814
4.34%, 01/09/48	15,798	18,997,307
4.38%, 03/22/28	12,696	14,348,307
4.45%, 05/08/25	16,327	17,962,908
4.50%, 11/04/24	4,233	4,608,250
4.55%, 08/16/28(a)	10,246	11,742,274
4.58%, 12/10/25	16,843	18,620,209
4.65%, 03/24/26	11,944	13,270,018
5.30%, 12/01/45(a)	6,059	8,155,371
Mitsubishi UFJ Financial Group Inc.
1.41%, 07/17/25(a)	21,554	21,489,554
1.54%, 07/20/27 (Call 07/20/26)(b)	23,932	23,625,204
1.64%, 10/13/27 (Call 10/13/26)(b)	10,146	10,082,821
2.05%, 07/17/30(a)	13,235	12,887,164
2.19%, 02/25/25(a)	22,173	22,777,270
2.31%, 07/20/32 (Call 07/20/31)(b)	18,814	18,465,226
2.49%, 10/13/32 (Call 10/13/31)(b)	5,907	5,904,113
2.56%, 02/25/30(a)	10,805	10,946,788
2.76%, 09/13/26	10,300	10,758,148
3.20%, 07/18/29	19,974	21,179,703
3.29%, 07/25/27(a)	4,334	4,658,763
3.68%, 02/22/27(a)	9,144	9,982,081
3.74%, 03/07/29	16,261	17,949,139

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.75%, 07/18/39(a)	$12,897	$14,415,218
3.78%, 03/02/25	5,248	5,655,913
3.85%, 03/01/26(a)	24,585	26,841,517
3.96%, 03/02/28	11,775	13,124,490
4.05%, 09/11/28(a)	8,892	9,999,234
Mizuho Financial Group Inc.
1.23%, 05/22/27 (Call 05/22/26)(b)	13,413	13,060,007
1.55%, 07/09/27 (Call 07/09/26)(b)	14,943	14,750,591
1.98%, 09/08/31 (Call 09/08/30)(a)(b)	2,885	2,762,552
2.20%, 07/10/31 (Call 07/10/30)(b)	12,411	12,111,745
2.23%, 05/25/26 (Call 05/25/25)(a)(b)	3,773	3,844,537
2.56%, 09/13/31	15,179	14,829,220
2.84%, 09/13/26(a)	9,874	10,354,320
3.15%, 07/16/30 (Call 07/16/29), (3 mo. LIBOR US + 1.130%)(b)	8,066	8,501,525
3.17%, 09/11/27	11,150	11,859,402
4.02%, 03/05/28(a)	10,425	11,669,866
4.25%, 09/11/29 (Call 09/11/28)(a)(b)	10,763	12,119,649
Morgan Stanley
0.99%, 12/10/26 (Call 12/10/25)(b)	23,402	22,747,268
1.51%, 07/20/27 (Call 07/20/26), (SOFR + 0.858%)(b)	29,917	29,439,193
1.59%, 05/04/27 (Call 05/04/26), (SOFR + 0.879%)(b)	33,096	32,780,886
1.79%, 02/13/32 (Call 02/13/31)(a)(b)	23,609	22,243,802
1.93%, 04/28/32 (Call 04/28/31), (SOFR + 1.020%)(b)	24,477	23,329,303
2.19%, 04/28/26 (Call 04/28/25), (SOFR + 1.990%)(a)(b)	27,741	28,400,171
2.24%, 07/21/32 (Call 07/21/31), (SOFR + 1.178%)(b)	33,385	32,589,672
2.48%, 09/16/36 (Call 09/16/31)(b)	30,560	29,662,386
2.51%, 10/20/32 (Call 10/20/31)(b)	16,576	16,539,533
2.70%, 01/22/31 (Call 01/22/30), (SOFR + 1.143%)(a)(b)	33,384	34,123,726
2.80%, 07/25/51 (Call 01/25/51)(a)(b)	18,776	18,618,558
3.13%, 07/27/26	27,995	29,738,229
3.22%, 04/22/42 (Call 04/22/41)(a)(b)	18,225	19,201,308
3.59%, 07/22/28 (Call 07/22/27), (3 mo. LIBOR US + 1.340%)(b)	28,094	30,388,724
3.62%, 04/01/31 (Call 04/01/30), (SOFR + 3.120%)(a)(b)	28,564	31,207,281
3.63%, 01/20/27	29,453	31,993,371
3.77%, 01/24/29 (Call 01/24/28), (3 mo. LIBOR US + 1.140%)(a)(b)	27,987	30,743,980
3.88%, 01/27/26	29,109	31,767,231
3.95%, 04/23/27	19,146	21,027,123
3.97%, 07/22/38 (Call 07/22/37), (3 mo. LIBOR US + 1.455%)(b)	18,445	21,150,114
4.00%, 07/23/25(a)	29,005	31,657,693
4.30%, 01/27/45	23,408	28,838,001
4.35%, 09/08/26	21,786	24,213,725
4.38%, 01/22/47	19,554	24,690,754
4.43%, 01/23/30 (Call 01/23/29), (3 mo. LIBOR US + 1.628%)(b)	27,606	31,576,458
4.46%, 04/22/39 (Call 04/22/38), (3 mo. LIBOR US + 1.431%)(a)(b)	9,822	11,891,861
5.00%, 11/24/25	19,335	21,778,062
5.60%, 03/24/51 (Call 03/24/50), (SOFR + 4.480%)(a)(b)	18,016	27,078,929

Security	Par (000)	Value

Banks (continued)
6.38%, 07/24/42(a)	$18,419	$28,085,453
7.25%, 04/01/32	9,706	13,888,723
National Australia Bank Ltd./New York
2.50%, 07/12/26(a)	10,332	10,828,429
3.38%, 01/14/26(a)	5,746	6,219,002
Natwest Group PLC
1.64%, 06/14/27 (Call 06/14/26)(a)(b)	14,668	14,489,441
3.07%, 05/22/28 (Call 05/22/27)(a)(b)	8,374	8,746,687
4.45%, 05/08/30 (Call 05/08/29), (3 mo. LIBOR US + 1.871%)(b)	11,644	13,209,337
4.80%, 04/05/26	13,491	15,131,197
4.89%, 05/18/29 (Call 05/18/28)(b)	14,788	17,046,064
5.08%, 01/27/30 (Call 01/27/29), (3 mo. LIBOR US + 1.905%)(b)	15,501	18,156,610
Northern Trust Corp.
1.95%, 05/01/30 (Call 02/01/30)(a)	6,671	6,652,757
3.95%, 10/30/25	6,437	7,113,934
PNC Bank N.A.
2.70%, 10/22/29	10,097	10,506,700
2.95%, 02/23/25 (Call 01/24/25)	4,626	4,884,930
3.10%, 10/25/27 (Call 09/25/27)	7,315	7,889,699
3.25%, 06/01/25 (Call 05/02/25)(a)	8,677	9,298,827
4.05%, 07/26/28	11,351	12,834,740
PNC Financial Services Group Inc. (The)
2.31%, 04/23/32 (Call 04/23/31)(a)(b)	10,499	10,591,780
2.55%, 01/22/30 (Call 10/24/29)(a)	19,403	20,033,202
2.60%, 07/23/26 (Call 05/23/26)	9,212	9,680,837
3.15%, 05/19/27 (Call 04/19/27)(a)	9,412	10,178,679
3.45%, 04/23/29 (Call 01/23/29)(a)	19,086	20,987,008
Royal Bank of Canada
0.88%, 01/20/26	15,899	15,518,518
1.15%, 06/10/25	14,389	14,318,720
1.15%, 07/14/26	15,914	15,642,572
1.20%, 04/27/26	16,408	16,173,648
1.40%, 11/02/26	20,422	20,175,562
2.25%, 11/01/24	12,066	12,484,188
2.30%, 11/03/31	20,000	19,965,750
4.65%, 01/27/26	16,873	18,904,595
Santander Holdings USA Inc.
3.24%, 10/05/26 (Call 08/05/26)	10,256	10,801,955
3.45%, 06/02/25 (Call 05/02/25)	8,597	9,123,598
4.40%, 07/13/27 (Call 04/14/27)	7,499	8,342,191
4.50%, 07/17/25 (Call 04/17/25)(a)	12,163	13,324,975
Santander UK Group Holdings PLC
1.53%, 08/21/26 (Call 08/21/25)(b)	6,984	6,909,139
3.82%, 11/03/28 (Call 11/03/27)(a)(b)	5,674	6,117,520
Santander UK Group Holdings PLC., 1.67%, 06/14/27 (Call 06/14/26)(b)	12,039	11,854,476
State Street Corp.
2.20%, 03/03/31(a)	10,472	10,390,497
2.40%, 01/24/30(a)	6,003	6,174,805
2.65%, 05/19/26(a)	6,717	7,105,325
3.30%, 12/16/24(a)	2,911	3,124,329
3.55%, 08/18/25	13,333	14,487,454
Sumitomo Mitsui Financial Group Inc.
0.95%, 01/12/26	10,649	10,376,488
1.40%, 09/17/26	25,249	24,757,521
1.47%, 07/08/25	21,986	21,996,283
1.90%, 09/17/28(a)	22,673	22,092,542
2.13%, 07/08/30	15,350	15,051,674

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.14%, 09/23/30	$9,805	$9,426,183
2.22%, 09/17/31	8,694	8,480,718
2.35%, 01/15/25(a)	6,132	6,320,860
2.63%, 07/14/26	25,187	26,168,842
2.75%, 01/15/30(a)	12,584	12,933,088
2.93%, 09/17/41(a)	9,058	8,855,777
3.01%, 10/19/26	15,500	16,395,547
3.04%, 07/16/29	26,084	27,403,417
3.35%, 10/18/27	9,373	10,094,618
3.36%, 07/12/27(a)	14,499	15,621,582
3.45%, 01/11/27	13,961	15,049,205
3.54%, 01/17/28(a)	9,583	10,443,894
3.78%, 03/09/26	18,176	19,786,953
3.94%, 07/19/28	5,182	5,786,488
Toronto-Dominion Bank (The)
0.75%, 09/11/25(a)	10,899	10,667,192
0.75%, 01/06/26(a)	18,907	18,428,568
1.15%, 06/12/25(a)	13,229	13,176,797
1.20%, 06/03/26(a)	14,444	14,259,149
1.25%, 09/10/26	15,816	15,523,127
2.00%, 09/10/31(a)	11,736	11,539,721
Truist Bank
1.50%, 03/10/25 (Call 02/10/25)	14,501	14,670,679
2.15%, 12/06/24 (Call 11/05/24)	4,685	4,843,854
2.25%, 03/11/30 (Call 12/11/29)	11,031	11,006,124
3.30%, 05/15/26 (Call 04/15/26)(a)	11,192	12,059,204
3.63%, 09/16/25 (Call 08/16/25)	11,711	12,670,681
3.80%, 10/30/26 (Call 09/30/26)	9,342	10,261,773
Truist Financial Corp.
1.13%, 08/03/27 (Call 06/03/27)(a)	7,133	6,888,331
1.20%, 08/05/25 (Call 07/03/25)(a)	8,795	8,787,017
1.27%, 03/02/27 (Call 03/02/26)(b)	15,097	14,875,119
1.89%, 06/07/29 (Call 06/07/28)(b)	13,081	12,959,895
1.95%, 06/05/30 (Call 03/05/30)(a)	7,011	6,957,241
3.70%, 06/05/25 (Call 05/05/25)(a)	11,588	12,558,501
4.00%, 05/01/25 (Call 03/01/25)(a)	9,966	10,864,719
U.S. Bancorp.
1.38%, 07/22/30 (Call 04/22/30)	15,917	15,032,362
1.45%, 05/12/25 (Call 04/11/25)	14,793	14,937,985
2.49%, 11/03/36 (Call 11/03/31)(b)	10,000	9,947,321
3.00%, 07/30/29 (Call 04/30/29)(a)	10,038	10,706,872
3.10%, 04/27/26 (Call 03/27/26)(a)	8,217	8,763,983
3.90%, 04/26/28 (Call 03/24/28)(a)	8,540	9,642,850
3.95%, 11/17/25 (Call 10/17/25)	8,046	8,866,743
Series V, 2.38%, 07/22/26 (Call 06/22/26)	14,567	15,222,380
Series X, 3.15%, 04/27/27 (Call 03/27/27)	13,430	14,433,198
U.S. Bank N.A./Cincinnati OH
2.05%, 01/21/25 (Call 12/20/24)(a)	8,362	8,616,669
2.80%, 01/27/25 (Call 12/27/24)	4,946	5,206,011
Wachovia Corp., 5.50%, 08/01/35	8,529	10,930,124
Wells Fargo & Co.
2.16%, 02/11/26 (Call 02/11/25)(b)	31,306	32,037,959
2.19%, 04/30/26 (Call 04/30/25)(a)(b)	31,709	32,396,464
2.39%, 06/02/28 (Call 06/02/27)(b)	30,989	31,483,959
2.41%, 10/30/25 (Call 10/30/24)(b)	30,239	31,238,387
2.57%, 02/11/31 (Call 02/11/30)(b)	27,862	28,185,358
2.88%, 10/30/30 (Call 10/30/29)(b)	36,388	37,711,683
3.00%, 02/19/25	18,110	19,061,248
3.00%, 04/22/26(a)	35,306	37,386,148
3.00%, 10/23/26(a)	33,276	35,163,478

Security	Par (000)	Value

Banks (continued)
3.07%, 04/29/40 (Call 04/30/40)(b)	$40,386	$41,276,394
3.20%, 06/17/27 (Call 06/17/26)(b)	23,987	25,447,674
3.55%, 09/29/25	26,031	28,023,007
3.58%, 05/22/28 (Call 05/22/27)(a)(b)	27,978	30,166,056
3.90%, 05/01/45(a)	19,098	22,443,681
4.10%, 06/03/26	23,979	26,301,064
4.15%, 01/24/29 (Call 10/24/28)	25,702	28,933,402
4.30%, 07/22/27(a)	21,964	24,544,208
4.40%, 06/14/46(a)	19,229	23,251,907
4.48%, 04/04/31 (Call 04/04/30)(b)	23,726	27,422,157
4.65%, 11/04/44	19,563	24,044,105
4.75%, 12/07/46	20,767	26,351,666
4.90%, 11/17/45	19,563	25,179,574
5.01%, 04/04/51 (Call 04/04/50)(b)	52,244	72,088,810
5.38%, 11/02/43	20,705	27,566,442
5.61%, 01/15/44	22,613	30,906,917
Wells Fargo Bank N.A.
5.85%, 02/01/37	9,302	12,545,202
6.60%, 01/15/38	14,094	20,555,472
Westpac Banking Corp.
1.15%, 06/03/26	13,795	13,631,110
2.15%, 06/03/31	14,510	14,484,174
2.35%, 02/19/25	11,764	12,206,462
2.65%, 01/16/30(a)	6,317	6,661,526
2.70%, 08/19/26(a)	10,329	10,921,856
2.85%, 05/13/26(a)	14,447	15,342,054
2.96%, 11/16/40(a)	7,482	7,466,315
3.35%, 03/08/27(a)	10,093	10,930,519
3.40%, 01/25/28(a)	8,539	9,367,634
4.42%, 07/24/39(a)	10,242	12,042,509

		8,758,277,323

Beverages — 3.2%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (Call 11/01/25)	34,791	37,808,256
4.70%, 02/01/36 (Call 08/01/35)	51,694	62,551,710
4.90%, 02/01/46 (Call 08/01/45)	92,171	117,574,037
Anheuser-Busch InBev Finance Inc.
3.65%, 02/01/26 (Call 11/01/25)	17,315	18,797,630
4.00%, 01/17/43(a)	9,545	10,675,859
4.63%, 02/01/44(a)	7,683	9,280,641
4.90%, 02/01/46 (Call 08/01/45)(a)	14,774	18,585,893
Anheuser-Busch InBev Worldwide Inc.
3.50%, 06/01/30 (Call 03/01/30)(a)	15,911	17,427,573
3.75%, 07/15/42(a)	10,156	11,106,238
4.00%, 04/13/28 (Call 01/13/28)(a)	24,448	27,477,391
4.35%, 06/01/40 (Call 12/01/39)(a)	12,441	14,660,318
4.38%, 04/15/38 (Call 10/15/37)	16,837	19,813,529
4.44%, 10/06/48 (Call 04/06/48)	15,518	18,753,961
4.50%, 06/01/50 (Call 12/01/49)(a)	21,604	26,747,057
4.60%, 04/15/48 (Call 10/15/47)(a)	23,222	28,673,139
4.60%, 06/01/60 (Call 12/01/59)(a)	10,726	13,405,723
4.75%, 01/23/29 (Call 10/23/28)(a)	40,272	47,277,910
4.75%, 04/15/58 (Call 10/15/57)	13,349	16,984,886
4.90%, 01/23/31 (Call 10/23/30)	7,330	8,871,511
4.95%, 01/15/42	15,823	19,908,511
5.45%, 01/23/39 (Call 07/23/38)(a)	18,481	24,236,931
5.55%, 01/23/49 (Call 07/23/48)(a)	38,524	54,075,372
5.80%, 01/23/59 (Call 07/23/58)	18,719	27,618,803
8.20%, 01/15/39	12,923	21,243,918

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
Coca-Cola Co. (The)
1.00%, 03/15/28(a)	$11,149	$10,670,131
1.38%, 03/15/31	11,384	10,735,125
1.45%, 06/01/27	12,458	12,392,476
1.50%, 03/05/28	7,737	7,615,425
1.65%, 06/01/30(a)	16,121	15,653,493
2.00%, 03/05/31(a)	2,776	2,764,009
2.13%, 09/06/29	10,658	10,868,068
2.25%, 01/05/32	17,242	17,409,991
2.50%, 06/01/40	10,222	10,068,456
2.50%, 03/15/51	14,171	13,729,823
2.60%, 06/01/50	13,593	13,427,319
2.75%, 06/01/60	10,559	10,540,692
2.88%, 05/05/41	8,441	8,763,280
3.00%, 03/05/51(a)	14,291	15,206,210
3.38%, 03/25/27(a)	11,206	12,219,149
3.45%, 03/25/30(a)	12,946	14,393,909
Constellation Brands Inc.
2.25%, 08/01/31 (Call 05/01/31)	13,883	13,576,826
3.15%, 08/01/29 (Call 05/01/29)(a)	5,594	5,943,889
Diageo Capital PLC
1.38%, 09/29/25 (Call 08/29/25)	8,562	8,602,407
2.00%, 04/29/30 (Call 01/29/30)(a)	8,520	8,463,955
2.13%, 04/29/32 (Call 01/29/32)	8,216	8,142,257
2.38%, 10/24/29 (Call 07/24/29)	9,357	9,586,107
Keurig Dr Pepper Inc.
3.20%, 05/01/30 (Call 02/01/30)(a)	9,976	10,592,024
3.80%, 05/01/50 (Call 11/01/49)(a)	7,113	8,017,683
4.42%, 05/25/25 (Call 03/25/25)	11,572	12,726,204
4.60%, 05/25/28 (Call 02/25/28)	18,333	21,111,839
5.09%, 05/25/48 (Call 11/25/47)(a)	7,422	9,850,267
Molson Coors Beverage Co.
3.00%, 07/15/26 (Call 04/15/26)	21,012	22,240,696
4.20%, 07/15/46 (Call 01/15/46)	16,409	18,370,405
5.00%, 05/01/42	11,315	13,771,278
PepsiCo Inc.
1.40%, 02/25/31 (Call 11/25/30)	5,879	5,610,718
1.63%, 05/01/30 (Call 02/01/30)	14,916	14,541,534
1.95%, 10/21/31 (Call 07/21/31)(a)	14,755	14,630,717
2.25%, 03/19/25 (Call 02/19/25)	10,037	10,435,696
2.38%, 10/06/26 (Call 07/06/26)(a)	12,179	12,765,706
2.63%, 07/29/29 (Call 04/29/29)	4,079	4,303,122
2.63%, 10/21/41 (Call 04/21/41)(a)	10,160	10,261,854
2.75%, 04/30/25 (Call 01/30/25)	11,857	12,483,987
2.75%, 03/19/30 (Call 12/19/29)	17,346	18,380,758
2.75%, 10/21/51 (Call 04/21/51)	10,000	10,304,266
2.85%, 02/24/26 (Call 11/24/25)(a)	10,105	10,741,047
2.88%, 10/15/49 (Call 04/15/49)(a)	10,289	10,837,225
3.00%, 10/15/27 (Call 07/15/27)(a)	14,249	15,405,462
3.38%, 07/29/49 (Call 01/29/49)	4,970	5,680,750
3.45%, 10/06/46 (Call 04/06/46)	6,241	7,108,589
3.63%, 03/19/50 (Call 09/19/49)	6,815	8,160,175

		1,202,661,796

Biotechnology — 1.7%
Amgen Inc.
1.65%, 08/15/28 (Call 06/15/28)	12,896	12,507,400
2.00%, 01/15/32 (Call 10/15/31)(a)	15,186	14,577,734
2.20%, 02/21/27 (Call 12/21/26)	16,734	17,078,791
2.30%, 02/25/31 (Call 11/25/30)(a)	9,785	9,739,234
2.45%, 02/21/30 (Call 11/21/29)(a)	13,844	14,074,998

Security	Par (000)	Value

Biotechnology (continued)
2.60%, 08/19/26 (Call 05/19/26)(a)	$12,684	$13,244,416
2.77%, 09/01/53 (Call 03/01/53)(a)	11,191	10,552,932
2.80%, 08/15/41 (Call 02/15/41)	12,234	11,847,734
3.00%, 01/15/52 (Call 07/15/51)(a)	14,278	14,016,217
3.13%, 05/01/25 (Call 02/01/25)(a)	10,105	10,682,936
3.15%, 02/21/40 (Call 08/21/39)	17,801	18,202,423
3.20%, 11/02/27 (Call 08/02/27)(a)	7,906	8,464,822
3.38%, 02/21/50 (Call 08/21/49)	21,309	22,299,302
4.40%, 05/01/45 (Call 11/01/44)(a)	24,575	29,704,899
4.56%, 06/15/48 (Call 12/15/47)(a)	11,681	14,640,589
4.66%, 06/15/51 (Call 12/15/50)	31,654	40,850,611
Baxalta Inc., 4.00%, 06/23/25 (Call 03/23/25)	10,954	11,899,654
Biogen Inc.
2.25%, 05/01/30 (Call 02/01/30)	16,635	16,390,447
3.15%, 05/01/50 (Call 11/01/49)	16,505	16,214,883
4.05%, 09/15/25 (Call 06/15/25)(a)	16,400	17,940,181
5.20%, 09/15/45 (Call 03/15/45)	8,938	11,954,316
Gilead Sciences Inc.
1.20%, 10/01/27 (Call 08/01/27)	9,484	9,138,918
1.65%, 10/01/30 (Call 07/01/30)(a)	8,054	7,700,646
2.60%, 10/01/40 (Call 04/01/40)(a)	12,860	12,285,980
2.80%, 10/01/50 (Call 04/01/50)(a)	14,911	14,463,613
2.95%, 03/01/27 (Call 12/01/26)(a)	13,783	14,585,777
3.50%, 02/01/25 (Call 11/01/24)	8,682	9,255,260
3.65%, 03/01/26 (Call 12/01/25)	28,662	31,055,575
4.00%, 09/01/36 (Call 03/01/36)	4,571	5,219,095
4.15%, 03/01/47 (Call 09/01/46)(a)	17,998	21,382,268
4.50%, 02/01/45 (Call 08/01/44)	18,001	22,209,533
4.60%, 09/01/35 (Call 03/01/35)	10,663	12,841,938
4.75%, 03/01/46 (Call 09/01/45)	21,197	27,099,828
4.80%, 04/01/44 (Call 10/01/43)	15,824	19,972,668
5.65%, 12/01/41 (Call 06/01/41)(a)	10,003	13,797,207
Regeneron Pharmaceuticals Inc.
1.75%, 09/15/30 (Call 06/15/30)	16,350	15,453,845
2.80%, 09/15/50 (Call 03/15/50)	6,160	5,799,893
Royalty Pharma PLC
1.20%, 09/02/25 (Call 08/02/25)(a)	12,161	12,012,775
1.75%, 09/02/27 (Call 07/02/27)(a)	10,984	10,762,288
2.20%, 09/02/30 (Call 06/02/30)	9,901	9,593,315
3.30%, 09/02/40 (Call 03/02/40)(a)	10,855	10,818,626
3.55%, 09/02/50 (Call 03/02/50)	9,926	9,865,671

		632,199,238

Building Materials — 0.3%
Carrier Global Corp.
2.24%, 02/15/25 (Call 01/15/25)	18,334	18,818,520
2.49%, 02/15/27 (Call 12/15/26)	12,368	12,710,744
2.70%, 02/15/31 (Call 11/15/30)(a)	7,436	7,566,145
2.72%, 02/15/30 (Call 11/15/29)	16,417	16,818,379
3.38%, 04/05/40 (Call 10/05/39)	14,580	15,244,431
3.58%, 04/05/50 (Call 10/05/49)	19,999	21,636,176
Martin Marietta Materials Inc.
2.40%, 07/15/31 (Call 04/15/31)	8,623	8,559,503
3.20%, 07/15/51 (Call 01/15/51)(a)	10,744	11,003,933

		112,357,831

Chemicals — 1.0%
Air Products and Chemicals Inc.
2.05%, 05/15/30 (Call 02/15/30)	9,090	9,155,939
2.70%, 05/15/40 (Call 11/15/39)	6,116	6,207,482
2.80%, 05/15/50 (Call 11/15/49)(a)	9,060	9,269,381

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
CF Industries Inc.
4.95%, 06/01/43	$389	$475,179
5.15%, 03/15/34	10,050	12,296,446
5.38%, 03/15/44	10,000	12,989,900
Dow Chemical Co. (The)
2.10%, 11/15/30 (Call 08/15/30)(a)	3,457	3,401,443
3.60%, 11/15/50 (Call 05/15/50)(a)	11,364	12,357,372
3.63%, 05/15/26 (Call 03/15/26)(a)	8,567	9,291,394
4.38%, 11/15/42 (Call 05/15/42)(a)	10,447	12,422,043
4.80%, 05/15/49 (Call 11/15/48)	7,337	9,453,853
5.25%, 11/15/41 (Call 05/15/41)	6,942	8,972,667
5.55%, 11/30/48 (Call 05/30/48)	8,927	12,571,885
7.38%, 11/01/29	6,705	9,090,054
DuPont de Nemours Inc.
4.49%, 11/15/25 (Call 09/15/25)	20,929	23,296,691
4.73%, 11/15/28 (Call 08/15/28)(a)	18,784	21,966,988
5.32%, 11/15/38 (Call 05/15/38)	17,415	22,514,499
5.42%, 11/15/48 (Call 05/15/48)(a)	20,148	28,130,414
Eastman Chemical Co., 4.65%, 10/15/44
(Call 04/15/44)	6,267	7,529,122
Ecolab Inc.
2.70%, 11/01/26 (Call 08/01/26)(a)	3,059	3,229,631
4.80%, 03/24/30 (Call 12/24/29)(a)	4,398	5,296,934
International Flavors & Fragrances Inc., 5.00%, 09/26/48 (Call 03/26/48)	3,658	4,800,376
LYB International Finance BV
4.88%, 03/15/44 (Call 09/15/43)	10,900	13,454,326
5.25%, 07/15/43	7,458	9,634,377
LYB International Finance II BV, 3.50%, 03/02/27
(Call 12/02/26)	10,806	11,669,016
LYB International Finance III LLC 3.38%, 10/01/40 (Call 04/01/40)(a)	6,123	6,331,053
3.63%, 04/01/50 (Call 10/01/50)(a)	9,040	9,639,026
4.20%, 10/15/49 (Call 04/15/49)	11,255	13,129,647
4.20%, 05/01/50 (Call 11/01/49)(a)	10,411	12,127,546
LyondellBasell Industries NV, 4.63%, 02/26/55
(Call 08/26/54)(a)	9,697	11,990,293
Nutrien Ltd. 4.20%, 04/01/29 (Call 01/01/29)	4,124	4,676,911
5.00%, 04/01/49 (Call 10/01/48)	6,645	8,921,572
Sherwin-Williams Co. (The) 2.95%, 08/15/29 (Call 05/15/29)	10,086	10,673,706
3.45%, 06/01/27 (Call 03/01/27)(a)	16,510	17,890,272
4.50%, 06/01/47 (Call 12/01/46)	10,211	12,757,161
Westlake Chemical Corp., 3.60%, 08/15/26
(Call 05/15/26)(a)	611	667,901

		388,282,500

Commercial Services — 0.5%
Automatic Data Processing Inc. 1.25%, 09/01/30 (Call 06/01/30)	9,588	9,048,282
1.70%, 05/15/28 (Call 03/15/28)	10,876	10,819,360
3.38%, 09/15/25 (Call 06/15/25)(a)	8,094	8,725,482
Equifax Inc., 2.35%, 09/15/31 (Call 06/15/31)	6,388	6,262,855
Global Payments Inc. 1.20%, 03/01/26 (Call 02/01/26)	12,169	11,877,073
2.65%, 02/15/25 (Call 01/15/25)	4,352	4,511,953
2.90%, 05/15/30 (Call 02/15/30)(a)	12,442	12,693,790
3.20%, 08/15/29 (Call 05/15/29)(a)	8,420	8,804,641
4.15%, 08/15/49 (Call 02/15/49)(a)	8,119	9,207,747
4.80%, 04/01/26 (Call 01/01/26)(a)	7,497	8,389,004

Security	Par (000)	Value

Commercial Services (continued)
IHS Markit Ltd. 4.25%, 05/01/29 (Call 02/01/29)(a)	$7,841	$8,945,130
4.75%, 08/01/28 (Call 05/01/28)	7,742	9,026,519
Massachusetts Institute of Technology, 5.60%, 07/01/2111	2,535	4,520,775
PayPal Holdings Inc. 1.65%, 06/01/25 (Call 05/01/25)	10,509	10,665,288
2.30%, 06/01/30 (Call 03/01/30)	7,083	7,200,729
2.65%, 10/01/26 (Call 08/01/26)(a)	14,413	15,189,012
2.85%, 10/01/29 (Call 07/01/29)	17,790	18,779,330
3.25%, 06/01/50 (Call 12/01/49)	8,346	9,029,253
Quanta Services Inc., 2.90%, 10/01/30 (Call 07/01/30)	2,829	2,923,139
RELX Capital Inc. 3.00%, 05/22/30 (Call 02/22/30)	8,514	8,992,804
4.00%, 03/18/29 (Call 12/18/28)(a)	8,229	9,198,650
Verisk Analytics Inc., 4.00%, 06/15/25 (Call 03/15/25)	9,643	10,494,223

		205,305,039

Computers — 3.3%
Apple Inc.
0.55%, 08/20/25 (Call 07/20/25)	16,392	16,048,091
0.70%, 02/08/26 (Call 01/08/26)(a)	25,985	25,445,021
1.13%, 05/11/25 (Call 04/11/25)	19,834	19,810,766
1.25%, 08/20/30 (Call 05/20/30)(a)	11,700	11,029,369
1.40%, 08/05/28 (Call 06/05/28)(a)	23,458	22,858,878
1.65%, 05/11/30 (Call 02/11/30)	18,451	18,014,580
1.65%, 02/08/31 (Call 11/08/30)	25,713	24,918,854
1.70%, 08/05/31 (Call 05/05/31)(a)	13,682	13,269,174
2.05%, 09/11/26 (Call 07/11/26)	19,832	20,413,300
2.20%, 09/11/29 (Call 06/11/29)(a)	14,802	15,123,570
2.38%, 02/08/41 (Call 08/08/40)(a)	14,388	13,955,753
2.40%, 06/20/50 (Call 02/20/50)	12,102	11,400,547
2.45%, 08/04/26 (Call 05/04/26)(a)	23,026	24,116,990
2.50%, 02/09/25	13,701	14,314,709
2.55%, 08/20/60 (Call 02/20/60)	12,388	11,593,398
2.65%, 05/11/50 (Call 11/11/49)	24,236	23,924,068
2.65%, 02/08/51 (Call 08/08/50)(a)	28,949	28,563,883
2.70%, 08/05/51 (Call 02/05/51)	18,614	18,505,378
2.75%, 01/13/25 (Call 11/13/24)	4,719	4,960,404
2.80%, 02/08/60 (Call 08/08/60)	20,144	19,866,520
2.85%, 08/05/61 (Call 02/05/61)	14,366	14,313,081
2.90%, 09/12/27 (Call 06/12/27)(a)	21,531	23,013,009
2.95%, 09/11/49 (Call 03/11/49)	12,780	13,284,598
3.00%, 06/20/27 (Call 03/20/27)(a)	12,010	12,945,786
3.00%, 11/13/27 (Call 08/13/27)	15,886	17,076,440
3.20%, 05/13/25(a)	16,195	17,329,876
3.20%, 05/11/27 (Call 02/11/27)	21,326	23,096,384
3.25%, 02/23/26 (Call 11/23/25)	32,396	34,890,780
3.35%, 02/09/27 (Call 11/09/26)(a)	21,063	22,941,723
3.45%, 02/09/45	19,915	22,337,704
3.75%, 09/12/47 (Call 03/12/47)	11,621	13,687,299
3.75%, 11/13/47 (Call 05/13/47)	12,446	14,622,753
3.85%, 05/04/43	28,585	33,709,527
3.85%, 08/04/46 (Call 02/04/46)	19,337	22,967,038
4.25%, 02/09/47 (Call 08/09/46)	9,810	12,428,131
4.38%, 05/13/45	19,235	24,592,015
4.45%, 05/06/44	9,282	11,833,328
4.50%, 02/23/36 (Call 08/23/35)(a)	6,827	8,529,314
4.65%, 02/23/46 (Call 08/23/45)	38,723	51,243,521
Dell International LLC/EMC Corp. 4.90%, 10/01/26 (Call 08/01/26)(a)	17,969	20,475,983

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
5.30%, 10/01/29 (Call 07/01/29)	$18,048	$21,711,650
5.85%, 07/15/25 (Call 06/15/25)	12,461	14,371,174
6.02%, 06/15/26 (Call 03/15/26)	42,522	50,117,203
6.20%, 07/15/30 (Call 04/15/30)(a)	5,409	6,892,827
8.10%, 07/15/36 (Call 01/15/36)	13,513	20,493,243
8.35%, 07/15/46 (Call 01/15/46)	17,631	29,426,520
Hewlett Packard Enterprise Co. 1.75%, 04/01/26 (Call 03/01/26)(a)	9,266	9,324,392
4.90%, 10/15/25 (Call 07/15/25)(a)	27,027	30,286,967
6.20%, 10/15/35 (Call 04/15/35)(a)	8,923	11,727,624
6.35%, 10/15/45 (Call 04/15/45)	13,300	18,282,733
HP Inc. 1.45%, 06/17/26 (Call 05/17/26)(a)(c)	10,405	10,267,229
2.20%, 06/17/25 (Call 05/17/25)	9,989	10,245,840
2.65%, 06/17/31 (Call 03/17/31)(c)	14,356	14,129,247
3.00%, 06/17/27 (Call 04/17/27)(a)	9,610	10,167,242
3.40%, 06/17/30 (Call 03/17/30)(a)	5,957	6,277,951
6.00%, 09/15/41	10,098	13,312,047
International Business Machines Corp. 1.70%, 05/15/27 (Call 03/15/27)(a)	16,813	16,823,227
1.95%, 05/15/30 (Call 02/15/30)(a)	14,561	14,247,816
2.95%, 05/15/50 (Call 11/15/49)	7,871	7,817,503
3.30%, 05/15/26	27,977	30,184,301
3.45%, 02/19/26(a)	13,240	14,333,845
3.50%, 05/15/29(a)	31,481	34,479,499
4.00%, 06/20/42(a)	11,476	13,192,133
4.15%, 05/15/39(a)	19,253	22,510,756
4.25%, 05/15/49(a)	29,887	36,588,661
Leidos Inc. 2.30%, 02/15/31 (Call 11/15/30)	11,324	10,890,028
4.38%, 05/15/30 (Call 02/15/30)	8,012	9,004,790
NetApp Inc., 1.88%, 06/22/25 (Call 05/22/25)	9,389	9,535,592

		1,270,093,583

Cosmetics & Personal Care — 0.3%
Procter & Gamble Co. (The)
0.55%, 10/29/25	8,698	8,506,002
1.00%, 04/23/26(a)	11,205	11,102,770
1.20%, 10/29/30	13,893	13,146,024
1.95%, 04/23/31(a)	6,199	6,235,954
2.45%, 11/03/26	6,987	7,363,778
2.85%, 08/11/27	8,264	8,870,731
3.00%, 03/25/30(a)	14,184	15,427,111
Unilever Capital Corp. 1.75%, 08/12/31 (Call 05/12/31)(a)	9,521	9,286,250
2.13%, 09/06/29 (Call 06/06/29)(a)	8,292	8,430,120
2.90%, 05/05/27 (Call 02/05/27)(a)	11,103	11,826,508
3.50%, 03/22/28 (Call 12/22/27)(a)	10,893	12,039,634
5.90%, 11/15/32(a)	9,951	13,453,333

		125,688,215

Diversified Financial Services — 3.4%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust 1.75%, 01/30/26 (Call 12/30/25)	13,174	12,961,368
2.45%, 10/29/26 (Call 09/29/26)	25,870	26,091,020
3.00%, 10/29/28 (Call 08/29/28)(a)	30,175	30,561,551
3.30%, 01/30/32 (Call 10/30/31)(a)	33,840	34,374,817
3.40%, 10/29/33 (Call 07/29/33)(a)	15,285	15,576,639
3.50%, 01/15/25 (Call 11/15/24)	5,134	5,390,053
3.65%, 07/21/27 (Call 04/21/27)(a)	10,017	10,585,635

Security	Par (000)	Value

Diversified Financial Services (continued)
3.85%, 10/29/41 (Call 04/29/41)(a)	$12,975	$13,428,092
6.50%, 07/15/25 (Call 06/15/25)(a)	9,630	11,147,114
Air Lease Corp. 1.88%, 08/15/26 (Call 07/15/26)	15,058	14,893,258
2.30%, 02/01/25 (Call 01/01/25)(a)	3,839	3,914,056
2.88%, 01/15/26 (Call 12/15/25)(a)	15,528	16,031,321
3.13%, 12/01/30 (Call 09/01/30)(a)	7,505	7,662,953
3.38%, 07/01/25 (Call 06/01/25)	12,403	13,063,271
3.75%, 06/01/26 (Call 04/01/26)	10,501	11,236,460
Ally Financial Inc. 2.20%, 11/02/28 (Call 09/02/28)	10,795	10,660,062
5.80%, 05/01/25 (Call 04/01/25)(a)	3,516	4,005,971
8.00%, 11/01/31	20,514	29,381,743
American Express Co. 3.00%, 10/30/24 (Call 09/29/24)	10,307	10,898,824
3.13%, 05/20/26 (Call 04/20/26)	8,451	9,063,054
4.05%, 12/03/42	8,288	9,914,402
4.20%, 11/06/25 (Call 10/06/25)(a)	7,279	8,089,731
American Express Credit Corp., 3.30%, 05/03/27 (Call 04/03/27)	20,613	22,455,913
Brookfield Finance Inc. 3.50%, 03/30/51 (Call 09/30/50)	7,055	7,488,445
4.35%, 04/15/30 (Call 01/15/30)	5,942	6,771,761
4.70%, 09/20/47 (Call 03/20/47)	9,869	12,157,201
4.85%, 03/29/29 (Call 12/29/28)(a)	10,189	11,904,779
Capital One Financial Corp. 1.00%, 11/02/27	15,000	14,958,600
3.20%, 02/05/25 (Call 01/05/25)	5,675	6,014,505
3.30%, 10/30/24 (Call 09/30/24)(a)	6,950	7,381,044
3.65%, 05/11/27 (Call 04/11/27)(a)	10,472	11,379,938
3.75%, 07/28/26 (Call 06/28/26)	14,247	15,401,416
3.75%, 03/09/27 (Call 02/09/27)(a)	12,972	14,144,177
3.80%, 01/31/28 (Call 12/31/27)(a)	16,029	17,685,182
4.20%, 10/29/25 (Call 09/29/25)	12,373	13,533,449
4.25%, 04/30/25 (Call 03/31/25)	8,773	9,609,335
Charles Schwab Corp. (The) 0.90%, 03/11/26 (Call 02/11/26)	7,763	7,621,703
1.15%, 05/13/26 (Call 04/13/26)(a)	12,632	12,526,784
1.65%, 03/11/31 (Call 12/11/30)(a)	7,707	7,393,135
1.95%, 12/01/31 (Call 09/01/31)(a)	15,171	14,900,163
2.00%, 03/20/28 (Call 01/20/28)	16,246	16,396,916
2.30%, 05/13/31 (Call 02/13/31)(a)	2,905	2,932,891
3.85%, 05/21/25 (Call 03/21/25)	8,180	8,893,463
CME Group Inc. 3.00%, 03/15/25 (Call 12/15/24)(a)	3,772	3,980,498
5.30%, 09/15/43 (Call 03/15/43)	10,070	14,116,208
Discover Financial Services, 4.10%, 02/09/27
(Call 11/09/26)	11,161	12,279,051
GE Capital Funding LLC 3.45%, 05/15/25 (Call 04/15/25)	14,649	15,671,226
4.05%, 05/15/27 (Call 03/15/27)	11,452	12,754,924
4.40%, 05/15/30 (Call 02/15/30)	26,950	31,498,489
4.55%, 05/15/32 (Call 02/15/32)	6,361	7,619,234
GE Capital International Funding Co. Unlimited Co. 3.37%, 11/15/25	19,681	21,236,891
4.42%, 11/15/35	110,961	135,097,237
Intercontinental Exchange Inc. 1.85%, 09/15/32 (Call 06/15/32)(a)	15,225	14,316,326
2.10%, 06/15/30 (Call 03/15/30)	14,996	14,800,214
2.65%, 09/15/40 (Call 03/15/40)(a)	6,674	6,413,149

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
3.00%, 06/15/50 (Call 12/15/49)(a)	$15,353	$15,346,031
3.00%, 09/15/60 (Call 03/15/60)	16,590	16,123,544
3.75%, 12/01/25 (Call 09/01/25)(a)	12,418	13,521,460
4.25%, 09/21/48 (Call 03/21/48)	11,213	13,515,583
Jefferies Group LLC/Jefferies Group Capital Finance Inc. 2.63%, 10/15/31 (Call 07/15/31)(a)	146	143,328
4.15%, 01/23/30	10,797	12,033,890
4.85%, 01/15/27(a)	7,591	8,683,064
Mastercard Inc. 2.00%, 03/03/25 (Call 02/03/25)	5,067	5,217,026
2.95%, 11/21/26 (Call 08/21/26)(a)	4,465	4,780,343
2.95%, 06/01/29 (Call 03/01/29)	9,629	10,357,083
3.30%, 03/26/27 (Call 01/26/27)	12,854	13,965,059
3.35%, 03/26/30 (Call 12/26/29)(a)	15,223	16,832,650
3.65%, 06/01/49 (Call 12/01/48)	9,277	10,868,159
3.85%, 03/26/50 (Call 09/26/49)(a)	13,847	16,780,738
Nomura Holdings Inc. 1.65%, 07/14/26	14,089	13,871,060
1.85%, 07/16/25	13,246	13,314,054
2.17%, 07/14/28(a)	16,016	15,690,869
2.61%, 07/14/31(a)	10,284	10,136,332
2.65%, 01/16/25(a)	8,490	8,784,478
2.68%, 07/16/30(a)	6,148	6,155,664
3.10%, 01/16/30(a)	13,966	14,423,240
Raymond James Financial Inc. 3.75%, 04/01/51 (Call 10/01/50)(a)	9,408	10,750,329
4.95%, 07/15/46	8,841	11,660,367
Synchrony Financial 3.95%, 12/01/27 (Call 09/01/27)(a)	8,974	9,769,275
4.50%, 07/23/25 (Call 04/23/25)	7,632	8,351,382
Visa Inc.
1.10%, 02/15/31 (Call 11/15/30)(a)	7,939	7,405,506
1.90%, 04/15/27 (Call 02/15/27)(a)	13,732	13,987,255
2.00%, 08/15/50 (Call 02/15/50)(a)	16,090	14,288,311
2.05%, 04/15/30 (Call 01/15/30)(a)	14,554	14,766,710
2.70%, 04/15/40 (Call 10/15/39)	12,249	12,560,717
2.75%, 09/15/27 (Call 06/15/27)	7,721	8,220,953
3.15%, 12/14/25 (Call 09/14/25)	32,018	34,396,611
3.65%, 09/15/47 (Call 03/15/47)	7,969	9,371,197
4.15%, 12/14/35 (Call 06/14/35)(a)	15,379	18,464,318
4.30%, 12/14/45 (Call 06/14/45)	33,376	42,782,308

		1,297,584,536

Electric — 2.9%
AES Corp. (The) 1.38%, 01/15/26 (Call 12/15/25)	9,276	9,073,519
2.45%, 01/15/31 (Call 10/15/30)	11,452	11,236,969
Ameren Corp., 3.50%, 01/15/31 (Call 10/15/30)(a)	3,770	4,092,735
Avangrid Inc. 3.20%, 04/15/25 (Call 03/15/25)(a)	6,489	6,857,623
3.80%, 06/01/29 (Call 03/01/29)(a)	8,175	9,082,569
Berkshire Hathaway Energy Co. 2.85%, 05/15/51 (Call 11/15/50)	12,753	12,474,170
3.70%, 07/15/30 (Call 04/15/30)	11,243	12,571,910
3.80%, 07/15/48 (Call 01/15/48)	7,164	8,187,056
4.05%, 04/15/25 (Call 03/15/25)(a)	10,511	11,466,678
4.25%, 10/15/50 (Call 04/15/50)(a)	7,929	9,774,776
4.45%, 01/15/49 (Call 07/15/48)	10,098	12,697,781
4.50%, 02/01/45 (Call 08/01/44)	7,611	9,392,060
5.15%, 11/15/43 (Call 05/15/43)	7,697	10,074,632

Security	Par (000)	Value

Electric (continued)
6.13%, 04/01/36(a)	$17,400	$23,917,497
Commonwealth Edison Co., 4.00%, 03/01/48 (Call 09/01/47)(a)	8,598	10,296,422
Connecticut Light & Power Co. (The), 4.00%, 04/01/48 (Call 10/01/47)	8,581	10,523,825
Consolidated Edison Co. of New York Inc. 2.40%, 06/15/31 (Call 03/15/31)	4,577	4,615,716
3.60%, 06/15/61 (Call 12/15/60)(a)	9,063	9,793,464
4.45%, 03/15/44 (Call 09/15/43)	7,246	8,619,163
4.63%, 12/01/54 (Call 06/01/54)	6,437	8,197,612
Series 20B, 3.95%, 04/01/50 (Call 10/01/49)(a)	9,791	11,398,237
Dominion Energy Inc. 3.90%, 10/01/25 (Call 07/01/25)(a)	10,227	11,124,563
Series C, 2.25%, 08/15/31 (Call 05/15/31)(a)	9,942	9,800,752
Series C, 3.38%, 04/01/30 (Call 01/01/30)(a)	14,688	15,787,676
DTE Energy Co., Series F, 1.05%, 06/01/25 (Call 05/01/25)(a)	10,089	9,962,179
Duke Energy Carolinas LLC 3.20%, 08/15/49 (Call 02/15/49)	7,783	8,244,902
5.30%, 02/15/40(a)	8,086	10,757,481
Duke Energy Corp. 2.45%, 06/01/30 (Call 03/01/30)(a)	9,138	9,160,845
2.55%, 06/15/31 (Call 03/15/31)	9,554	9,604,554
2.65%, 09/01/26 (Call 06/01/26)(a)	12,650	13,210,349
3.15%, 08/15/27 (Call 05/15/27)(a)	8,606	9,188,663
3.30%, 06/15/41 (Call 12/15/40)(a)	5,309	5,415,333
3.50%, 06/15/51 (Call 12/15/50)	7,862	8,303,257
3.75%, 09/01/46 (Call 03/01/46)	15,025	16,348,883
Duke Energy Florida LLC, 6.40%, 06/15/38(a)	9,832	14,295,100
Emera U.S. Finance LP 3.55%, 06/15/26 (Call 03/15/26)	5,300	5,673,789
4.75%, 06/15/46 (Call 12/15/45)	11,978	14,393,808
Entergy Corp. 0.90%, 09/15/25 (Call 08/15/25)(a)	12,193	11,875,015
2.95%, 09/01/26 (Call 06/01/26)(a)	7,433	7,838,569
Entergy Louisiana LLC, 4.20%, 09/01/48 (Call 03/01/48)	9,326	11,460,033
Evergy Inc., 2.90%, 09/15/29 (Call 06/15/29)	6,973	7,274,909
Exelon Corp. 3.40%, 04/15/26 (Call 01/15/26)	8,781	9,412,701
3.95%, 06/15/25 (Call 03/15/25)	8,409	9,087,138
4.05%, 04/15/30 (Call 01/15/30)(a)	12,702	14,292,309
4.45%, 04/15/46 (Call 10/15/45)	7,166	8,883,508
4.70%, 04/15/50 (Call 10/15/49)	4,864	6,269,906
Exelon Generation Co. LLC 3.25%, 06/01/25 (Call 05/01/25)(a)	9,176	9,706,911
5.60%, 06/15/42 (Call 12/15/41)(a)	7,854	9,428,207
6.25%, 10/01/39	9,771	12,480,409
Florida Power & Light Co. 2.85%, 04/01/25 (Call 03/01/25)(a)	8,374	8,808,423
3.15%, 10/01/49 (Call 04/01/49)(a)	8,341	9,117,906
3.95%, 03/01/48 (Call 09/01/47)	8,860	10,906,050
Georgia Power Co. 4.30%, 03/15/42	11,484	13,226,552
Series A, 3.25%, 03/15/51 (Call 09/15/50)(a)	6,787	6,947,783
MidAmerican Energy Co. 3.65%, 04/15/29 (Call 01/15/29)	6,023	6,691,277
4.25%, 07/15/49 (Call 01/15/49)	8,423	10,539,633
NextEra Energy Capital Holdings Inc. 1.90%, 06/15/28 (Call 04/15/28)(a)	17,216	17,018,748

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
2.25%, 06/01/30 (Call 03/01/30)(a)	$18,212	$18,198,844
2.75%, 05/01/25 (Call 04/01/25)(a)	14,854	15,504,121
2.75%, 11/01/29 (Call 08/01/29)	6,033	6,255,562
3.55%, 05/01/27 (Call 02/01/27)	17,754	19,250,525
Pacific Gas and Electric Co. 2.10%, 08/01/27 (Call 06/01/27)(a)	10,212	9,913,675
2.50%, 02/01/31 (Call 11/01/30)	20,884	19,947,587
3.00%, 06/15/28 (Call 04/15/28)(a)	8,062	8,124,806
3.15%, 01/01/26(a)	20,024	20,619,909
3.30%, 12/01/27 (Call 09/01/27)	13,058	13,360,870
3.30%, 08/01/40 (Call 02/01/40)	8,552	8,040,114
3.45%, 07/01/25(a)	7,248	7,565,733
3.50%, 08/01/50 (Call 02/01/50)	20,592	19,570,128
3.75%, 07/01/28(a)	5,797	6,086,331
3.95%, 12/01/47 (Call 06/01/47)	8,471	8,398,997
4.50%, 07/01/40 (Call 01/01/40)	20,775	21,652,409
4.55%, 07/01/30 (Call 01/01/30)	28,702	31,280,825
4.95%, 07/01/50 (Call 01/01/50)	28,909	32,021,950
PacifiCorp., 2.90%, 06/15/52 (Call 12/15/51)(a)	10,517	10,468,014
Public Service Co. of Colorado, 1.88%, 06/15/31 (Call 12/15/30)(a)	6,258	6,122,113
San Diego Gas & Electric Co.
Series VVV, 1.70%, 10/01/30 (Call 07/01/30)(a)	8,544	8,164,593
Series WWW, 2.95%, 08/15/51 (Call 02/15/51)	8,464	8,604,746
Sempra Energy 3.25%, 06/15/27 (Call 03/15/27)(a)	8,190	8,748,013
3.40%, 02/01/28 (Call 11/01/27)	12,413	13,359,979
3.80%, 02/01/38 (Call 08/01/37)	9,831	10,874,167
4.00%, 02/01/48 (Call 08/01/47)	6,838	7,769,578
6.00%, 10/15/39	6,962	9,668,090
Southern California Edison Co. 3.65%, 02/01/50 (Call 08/01/49)(a)	11,863	12,764,729
4.00%, 04/01/47 (Call 10/01/46)	16,287	18,124,348
4.65%, 10/01/43 (Call 04/01/43)	8,251	9,740,104
Series 20A, 2.95%, 02/01/51 (Call 08/01/50)(a)	8,347	7,979,984
Series C, 4.13%, 03/01/48 (Call 09/01/47)(a)	13,341	15,008,756
Series E, 3.70%, 08/01/25 (Call 06/01/25)(a)	10,434	11,261,382
Southern Co. (The) 3.25%, 07/01/26 (Call 04/01/26)	17,792	18,969,206
4.40%, 07/01/46 (Call 01/01/46)	20,279	24,268,127
Series A, 3.70%, 04/30/30 (Call 01/30/30)(a)	9,909	10,767,291
Series B, 4.00%, 01/15/51 (Call 10/15/25)(b)	11,452	12,065,512
Virginia Electric & Power Co. 2.45%, 12/15/50 (Call 06/15/50)	10,037	9,352,607
Series A, 3.15%, 01/15/26 (Call 10/15/25)	5,229	5,574,972
Series A, 3.50%, 03/15/27 (Call 12/15/26)(a)	6,999	7,625,946

		1,099,957,178

Electrical Components & Equipment — 0.0%
Emerson Electric Co., 0.88%, 10/15/26
(Call 09/15/26)(a)	5,943	5,775,055

Electronics — 0.3%
Agilent Technologies Inc., 2.30%, 03/12/31
(Call 12/12/30)	7,859	7,807,861
Amphenol Corp. 2.20%, 09/15/31 (Call 06/15/31)(a)	9,965	9,795,665
2.80%, 02/15/30 (Call 11/15/29)	5,506	5,710,614
Honeywell International Inc. 1.10%, 03/01/27 (Call 02/01/27)(a)	27,990	27,487,750
1.35%, 06/01/25 (Call 05/01/25)(a)	12,249	12,352,137

Security	Par (000)	Value

Electronics (continued)
1.75%, 09/01/31 (Call 06/01/31)(a)	$19,630	$19,084,119
1.95%, 06/01/30 (Call 03/01/30)(a)	5,277	5,268,341
2.50%, 11/01/26 (Call 08/01/26)(a)	7,652	8,053,355
2.70%, 08/15/29 (Call 05/15/29)	7,452	7,876,955
2.80%, 06/01/50 (Call 12/01/49)(a)	7,483	7,830,394

		111,267,191

Environmental Control — 0.1%
Republic Services Inc. 1.75%, 02/15/32 (Call 11/15/31)	4,529	4,277,858
3.95%, 05/15/28 (Call 02/15/28)	8,980	10,042,069
Waste Connections Inc., 2.95%, 01/15/52
(Call 07/15/51)	10,450	10,395,877
Waste Management Inc. 1.50%, 03/15/31 (Call 12/15/30)(a)	12,487	11,724,719
3.15%, 11/15/27 (Call 08/15/27)	9,369	10,049,010

		46,489,533

Food — 1.0%
Campbell Soup Co. 3.95%, 03/15/25 (Call 01/15/25)(a)	8,683	9,385,900
4.15%, 03/15/28 (Call 12/15/27)(a)	10,433	11,684,743
Conagra Brands Inc. 1.38%, 11/01/27 (Call 09/01/27)	14,676	14,130,424
4.60%, 11/01/25 (Call 09/01/25)	9,389	10,459,995
4.85%, 11/01/28 (Call 08/01/28)(a)	13,653	15,936,051
5.30%, 11/01/38 (Call 05/01/38)	11,210	14,233,907
5.40%, 11/01/48 (Call 05/01/48)(a)	7,977	10,876,027
General Mills Inc. 2.88%, 04/15/30 (Call 01/15/30)(a)	7,597	7,956,539
3.20%, 02/10/27 (Call 11/10/26)	6,782	7,271,323
4.00%, 04/17/25 (Call 02/17/25)	8,711	9,464,753
4.20%, 04/17/28 (Call 01/17/28)(a)	15,447	17,501,182
Hormel Foods Corp. 1.70%, 06/03/28 (Call 04/03/28)(a)	10,106	10,027,171
1.80%, 06/11/30 (Call 03/11/30)(a)	4,034	3,953,300
J M Smucker Co. (The), 2.13%, 03/15/32
(Call 12/15/31)	5,710	5,536,220
JM Smucker Co. (The), 3.50%, 03/15/25	10,780	11,545,491
Kellogg Co., 3.25%, 04/01/26	8,641	9,255,367
Kroger Co. (The) 2.65%, 10/15/26 (Call 07/15/26)(a)	9,859	10,327,017
3.95%, 01/15/50 (Call 07/15/49)(a)	8,111	9,387,095
4.45%, 02/01/47 (Call 08/01/46)(a)	9,867	12,030,437
McCormick & Co. Inc./MD, 3.40%, 08/15/27
(Call 05/15/27)(a)	7,435	8,063,654
Mondelez International Inc. 1.50%, 05/04/25 (Call 04/04/25)	11,252	11,342,623
2.63%, 09/04/50 (Call 03/04/50)	9,522	8,955,147
2.75%, 04/13/30 (Call 01/13/30)(a)	9,659	10,062,087
Sysco Corp. 3.25%, 07/15/27 (Call 04/15/27)	4,165	4,464,299
3.30%, 07/15/26 (Call 04/15/26)(a)	8,363	8,960,116
3.75%, 10/01/25 (Call 07/01/25)(a)	6,300	6,830,446
5.65%, 04/01/25 (Call 03/01/25)(a)	9,623	10,948,519
5.95%, 04/01/30 (Call 01/01/30)(a)	11,334	14,365,481
6.60%, 04/01/50 (Call 10/01/49)(a)	12,723	20,416,561
Tyson Foods Inc. 3.55%, 06/02/27 (Call 03/02/27)(a)	13,393	14,561,372
4.00%, 03/01/26 (Call 01/01/26)	13,072	14,369,226
4.35%, 03/01/29 (Call 12/01/28)(a)	8,869	10,192,694

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
4.55%, 06/02/47 (Call 12/02/46)(a)	$5,319	$6,682,878
5.10%, 09/28/48 (Call 03/28/48)(a)	15,582	21,078,547

		372,256,592

Gas — 0.2%
Atmos Energy Corp., 4.13%, 10/15/44 (Call 04/15/44)	3,912	4,572,336
NiSource Inc. 0.95%, 08/15/25 (Call 07/15/25)(a)	15,977	15,665,365
1.70%, 02/15/31 (Call 11/15/30)	9,022	8,493,262
2.95%, 09/01/29 (Call 06/01/29)	8,250	8,606,152
3.49%, 05/15/27 (Call 02/15/27)(a)	10,951	11,832,387
3.60%, 05/01/30 (Call 02/01/30)(a)	10,219	11,134,702
3.95%, 03/30/48 (Call 09/30/47)(a)	6,986	8,040,384
4.38%, 05/15/47 (Call 11/15/46)	8,812	10,662,485
4.80%, 02/15/44 (Call 08/15/43)	7,367	9,159,898

		88,166,971

Hand & Machine Tools — 0.0%
Stanley Black & Decker Inc. 2.30%, 03/15/30 (Call 12/15/29)(a)	7,357	7,513,591
2.75%, 11/15/50 (Call 05/15/50)	9,013	8,850,123

		16,363,714

Health Care - Products — 1.1%
Abbott Laboratories 2.95%, 03/15/25 (Call 12/15/24)(a)	6,715	7,104,837
3.75%, 11/30/26 (Call 08/30/26)(a)	20,540	22,739,760
4.75%, 11/30/36 (Call 05/30/36)	13,646	17,426,381
4.90%, 11/30/46 (Call 05/30/46)	31,195	43,370,156
Boston Scientific Corp. 2.65%, 06/01/30 (Call 03/01/30)	10,759	11,013,780
3.75%, 03/01/26 (Call 01/01/26)	10,343	11,247,136
4.00%, 03/01/29 (Call 12/01/28)(a)	7,717	8,658,948
4.55%, 03/01/39 (Call 09/01/38)	6,722	8,168,730
4.70%, 03/01/49 (Call 09/01/48)(a)	11,060	14,290,767
Danaher Corp., 2.60%, 10/01/50 (Call 04/01/50)(a)	10,111	9,837,629
DH Europe Finance II Sarl 2.60%, 11/15/29 (Call 08/15/29)(a)	9,986	10,386,130
3.25%, 11/15/39 (Call 05/15/39)(a)	6,390	6,833,484
3.40%, 11/15/49 (Call 05/15/49)	7,461	8,324,578
Medtronic Inc. 3.50%, 03/15/25	17,094	18,436,276
4.38%, 03/15/35(a)	19,873	24,391,564
4.63%, 03/15/45	16,535	21,989,204
PerkinElmer Inc. 2.55%, 03/15/31 (Call 12/15/30)	4,500	4,548,435
3.30%, 09/15/29 (Call 06/15/29)	2,193	2,347,927
Stryker Corp. 1.95%, 06/15/30 (Call 03/15/30)(a)	10,042	9,879,236
3.38%, 11/01/25 (Call 08/01/25)	8,732	9,391,431
3.50%, 03/15/26 (Call 12/15/25)	9,947	10,749,766
4.63%, 03/15/46 (Call 09/15/45)(a)	7,886	10,299,647
Thermo Fisher Scientific Inc. 2.00%, 10/15/31 (Call 07/15/31)(a)	11,612	11,366,035
2.60%, 10/01/29 (Call 07/01/29)	8,473	8,815,306
2.80%, 10/15/41 (Call 04/15/41)	15,088	15,183,797
2.95%, 09/19/26 (Call 06/19/26)(a)	13,934	14,822,762
3.20%, 08/15/27 (Call 05/15/27)	8,939	9,620,541
4.10%, 08/15/47 (Call 02/15/47)(a)	4,233	5,267,298
4.13%, 03/25/25 (Call 02/25/25)	8,919	9,724,098
4.50%, 03/25/30 (Call 12/25/29)	9,759	11,485,963

Security	Par (000)	Value

Health Care - Products (continued)
Zimmer Biomet Holdings Inc. 3.55%, 04/01/25 (Call 01/01/25)	$18,295	$19,496,767
3.55%, 03/20/30 (Call 12/20/29)(a)	7,442	8,086,503

		405,304,872

Health Care - Services — 2.3%
Aetna Inc. 3.50%, 11/15/24 (Call 08/15/24)(a)	1,936	2,064,893
3.88%, 08/15/47 (Call 02/15/47)(a)	7,922	9,036,903
6.63%, 06/15/36(a)	10,314	14,712,323
Anthem Inc. 1.50%, 03/15/26 (Call 02/15/26)(a)	11,004	10,961,382
2.25%, 05/15/30 (Call 02/15/30)	12,121	12,097,533
2.38%, 01/15/25 (Call 12/15/24)	2,130	2,203,443
2.55%, 03/15/31 (Call 12/15/30)	9,073	9,262,794
2.88%, 09/15/29 (Call 06/15/29)	9,705	10,183,525
3.13%, 05/15/50 (Call 11/15/49)(a)	9,385	9,727,447
3.35%, 12/01/24 (Call 10/01/24)	2,456	2,617,809
3.60%, 03/15/51 (Call 09/15/50)(a)	11,496	12,819,805
3.65%, 12/01/27 (Call 09/01/27)(a)	12,006	13,157,515
3.70%, 09/15/49 (Call 03/15/49)	8,148	9,141,266
4.10%, 03/01/28 (Call 12/01/27)(a)	13,077	14,660,321
4.38%, 12/01/47 (Call 06/01/47)	11,859	14,538,369
4.55%, 03/01/48 (Call 09/01/47)	9,180	11,579,866
4.63%, 05/15/42	9,517	11,665,845
4.65%, 01/15/43	10,434	12,840,722
4.65%, 08/15/44 (Call 02/15/44)	9,205	11,409,424
Ascension Health 3.95%, 11/15/46	4,993	6,208,210
Series B, 2.53%, 11/15/29 (Call 08/15/29)	3,058	3,188,111
CommonSpirit Health 3.35%, 10/01/29 (Call 04/01/29)	9,336	9,955,937
4.19%, 10/01/49 (Call 04/01/49)(a)	5,511	6,490,305
HCA Inc. 2.38%, 07/15/31 (Call 04/15/31)(a)	10,543	10,289,296
3.50%, 07/15/51 (Call 01/15/51)	15,374	15,616,619
4.13%, 06/15/29 (Call 03/15/29)	17,043	18,889,137
4.50%, 02/15/27 (Call 08/15/26)	10,991	12,189,907
5.13%, 06/15/39 (Call 12/15/38)	10,569	13,063,044
5.25%, 04/15/25	12,308	13,795,256
5.25%, 06/15/26 (Call 12/15/25)	15,101	17,122,757
5.25%, 06/15/49 (Call 12/15/48)	20,156	26,057,505
5.50%, 06/15/47 (Call 12/15/46)	15,186	20,024,522
Humana Inc. 1.35%, 02/03/27 (Call 01/03/27)(a)	15,659	15,252,178
2.15%, 02/03/32 (Call 11/03/31)(a)	13,340	12,906,287
4.95%, 10/01/44 (Call 04/01/44)(a)	5,880	7,607,739
Kaiser Foundation Hospitals 4.15%, 05/01/47 (Call 11/01/46)(a)	14,277	17,730,237
Series 2019, 3.27%, 05/12/49 (Call 05/01/49)(a)	10,164	11,078,800
Series 2021, 2.81%, 06/01/41 (Call 12/01/40)(a)	13,192	13,371,877
Series 2021, 3.00%, 06/01/51 (Call 12/01/50)	14,505	15,077,604
Laboratory Corp. of America Holdings 3.60%, 02/01/25 (Call 11/01/24)(a)	8,065	8,600,401
4.70%, 02/01/45 (Call 08/01/44)(a)	6,804	8,415,574
Quest Diagnostics Inc., 2.95%, 06/30/30
(Call 03/30/30)	9,871	10,342,180
UnitedHealth Group Inc. 1.15%, 05/15/26 (Call 04/15/26)(a)	10,476	10,381,243
2.00%, 05/15/30(a)	13,045	13,000,702
2.30%, 05/15/31 (Call 02/15/31)	12,315	12,469,770

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
2.75%, 05/15/40 (Call 11/15/39)	$11,063	$11,121,372
2.88%, 08/15/29(a)	10,648	11,345,821
2.90%, 05/15/50 (Call 11/15/49)	12,351	12,621,528
2.95%, 10/15/27(a)	9,171	9,838,356
3.05%, 05/15/41 (Call 11/15/40)(a)	15,394	16,085,383
3.10%, 03/15/26(a)	9,747	10,464,089
3.13%, 05/15/60 (Call 11/15/59)(a)	8,957	9,394,309
3.25%, 05/15/51 (Call 11/15/50)(a)	18,963	20,622,858
3.45%, 01/15/27(a)	9,155	10,007,294
3.50%, 08/15/39 (Call 02/15/39)	13,794	15,295,602
3.70%, 08/15/49 (Call 02/15/49)	12,084	13,982,390
3.75%, 07/15/25	18,582	20,269,905
3.75%, 10/15/47 (Call 04/15/47)	10,151	11,777,937
3.85%, 06/15/28	11,555	13,014,222
3.88%, 12/15/28	8,672	9,810,781
3.88%, 08/15/59 (Call 02/15/59)	13,458	16,179,911
4.20%, 01/15/47 (Call 07/15/46)	8,035	9,910,826
4.25%, 03/15/43 (Call 09/15/42)(a)	6,944	8,426,607
4.25%, 06/15/48 (Call 12/15/47)	14,152	17,725,980
4.45%, 12/15/48 (Call 06/15/48)	11,827	15,249,736
4.63%, 07/15/35(a)	8,248	10,215,046
4.75%, 07/15/45	19,205	25,523,040
5.80%, 03/15/36(a)	9,443	13,011,798
6.88%, 02/15/38	10,379	15,972,094
Universal Health Services Inc. 2.65%, 10/15/30 (Call 07/15/30)(a)(c)	2,103	2,091,824
2.65%, 01/15/32 (Call 10/15/31)(a)(c)	4,500	4,420,918

		858,186,010

Holding Companies - Diversified — 0.2%
Ares Capital Corp. 2.15%, 07/15/26 (Call 06/15/26)(a)	10,690	10,587,232
2.88%, 06/15/28 (Call 04/15/28)(a)	15,307	15,368,865
3.25%, 07/15/25 (Call 06/15/25)	13,920	14,467,586
3.88%, 01/15/26 (Call 12/15/25)	17,114	18,152,921
Blackstone Secured Lending Fund, 3.63%, 01/15/26
(Call 12/15/25)	2,486	2,600,211
FS KKR Capital Corp. 3.13%, 10/12/28 (Call 08/12/28)	2,231	2,198,606
3.40%, 01/15/26 (Call 12/15/25)	1,273	1,309,815
Owl Rock Capital Corp. 2.88%, 06/11/28 (Call 04/11/28)	9,078	8,956,681
3.40%, 07/15/26 (Call 06/15/26)	16,408	16,886,400

		90,528,317

Home Builders — 0.0%
Lennar Corp., 4.75%, 11/29/27 (Call 05/29/27)(a)	8,156	9,300,991

Household Products & Wares — 0.0%
Kimberly-Clark Corp., 3.10%, 03/26/30 (Call 12/26/29)(a)	7,401	8,045,814

Insurance — 2.0%
Aflac Inc. 3.60%, 04/01/30 (Call 01/01/30)(a)	8,492	9,404,813
3.63%, 11/15/24	2,344	2,522,618
American International Group Inc. 2.50%, 06/30/25 (Call 05/30/25)(a)	13,966	14,488,349
3.40%, 06/30/30 (Call 03/30/30)	14,643	15,845,820
3.75%, 07/10/25 (Call 04/10/25)	11,030	11,895,771
3.88%, 01/15/35 (Call 07/15/34)(a)	10,866	12,133,094
3.90%, 04/01/26 (Call 01/01/26)(a)	16,933	18,566,593

Security	Par (000)	Value

Insurance (continued)
4.20%, 04/01/28 (Call 01/01/28)	$5,965	$6,733,470
4.38%, 06/30/50 (Call 12/30/49)	11,859	14,793,635
4.38%, 01/15/55 (Call 07/15/54)	8,902	11,134,297
4.50%, 07/16/44 (Call 01/16/44)(a)	19,770	24,122,310
4.75%, 04/01/48 (Call 10/01/47)	9,118	11,737,910
4.80%, 07/10/45 (Call 01/10/45)(a)	8,240	10,561,390
6.25%, 05/01/36	8,585	11,841,261
Aon Corp. 2.80%, 05/15/30 (Call 02/15/30)(a)	14,098	14,578,272
3.75%, 05/02/29 (Call 02/02/29)(a)	3,962	4,392,608
Aon PLC, 3.88%, 12/15/25 (Call 09/15/25)(a)	4,457	4,867,185
Arch Capital Group Ltd., 3.64%, 06/30/50
(Call 12/30/49)	11,114	12,244,903
Athene Holding Ltd., 4.13%, 01/12/28 (Call 10/12/27)(a).	11,163	12,325,718
Berkshire Hathaway Finance Corp. 1.45%, 10/15/30 (Call 07/15/30)(a)	7,998	7,634,675
2.50%, 01/15/51 (Call 07/15/50)	9,710	9,112,714
2.85%, 10/15/50 (Call 04/15/50)	18,585	18,641,759
4.20%, 08/15/48 (Call 02/15/48)	21,585	26,689,593
4.25%, 01/15/49 (Call 07/15/48)	19,620	24,348,371
5.75%, 01/15/40(a)	5,947	8,412,389
Berkshire Hathaway Inc. 3.13%, 03/15/26 (Call 12/15/25)(a)	26,647	28,680,574
4.50%, 02/11/43	12,808	16,057,541
Brighthouse Financial Inc. 3.70%, 06/22/27 (Call 03/22/27)(a)	11,168	12,107,158
4.70%, 06/22/47 (Call 12/22/46)(a)	9,576	10,941,743
Chubb Corp. (The), 6.00%, 05/11/37	8,321	11,900,231
Chubb INA Holdings Inc. 3.15%, 03/15/25(a)	4,881	5,201,521
3.35%, 05/03/26 (Call 02/03/26)	7,274	7,860,249
4.35%, 11/03/45 (Call 05/03/45)(a)	8,660	11,060,714
Equitable Holdings Inc. 4.35%, 04/20/28 (Call 01/20/28)(a)	13,503	15,277,969
5.00%, 04/20/48 (Call 10/20/47)	14,458	18,498,333
Everest Reinsurance Holdings Inc. 3.13%, 10/15/52 (Call 04/15/52)	13,254	13,009,432
3.50%, 10/15/50 (Call 04/15/50)(a)	3,082	3,281,026
Hartford Financial Services Group Inc. (The), 3.60%, 08/19/49 (Call 02/19/49)(a)	6,828	7,561,606
Manulife Financial Corp. 4.15%, 03/04/26(a)	8,266	9,163,405
5.38%, 03/04/46(a)	5,669	8,033,915
Marsh & McLennan Companies Inc. 2.25%, 11/15/30 (Call 08/15/30)(a)	3,317	3,314,711
4.38%, 03/15/29 (Call 12/15/28)(a)	16,611	19,191,642
4.90%, 03/15/49 (Call 09/15/48)	12,099	16,517,475
MetLife Inc. 4.05%, 03/01/45(a)	8,139	9,821,334
4.13%, 08/13/42	9,908	11,790,154
4.55%, 03/23/30 (Call 12/23/29)(a)	10,968	12,921,336
4.60%, 05/13/46 (Call 11/13/45)	6,924	9,036,634
4.88%, 11/13/43	9,520	12,432,885
5.70%, 06/15/35(a)	10,393	14,019,630
5.88%, 02/06/41	9,143	13,033,587
6.38%, 06/15/34	7,992	11,229,415
Progressive Corp. (The), 4.13%, 04/15/47
(Call 10/15/46)	9,929	12,252,923
Prudential Financial Inc. 3.70%, 03/13/51 (Call 09/13/50)(a)	10,873	12,612,297

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
3.91%, 12/07/47 (Call 06/07/47)(a)	$10,293	$12,129,055
3.94%, 12/07/49 (Call 06/07/49)(a)	12,236	14,578,368
4.35%, 02/25/50 (Call 08/25/49)(a)	10,529	13,454,981
4.60%, 05/15/44(a)	8,587	10,832,109
5.70%, 12/14/36(a)	8,717	11,751,976
Travelers Companies Inc. (The) 3.05%, 06/08/51 (Call 12/08/50)	8,310	8,842,509
5.35%, 11/01/40	7,998	10,984,906
6.25%, 06/15/37	9,054	13,130,068

		751,542,930

Internet — 1.8%
Alphabet Inc. 0.45%, 08/15/25 (Call 07/15/25)	6,509	6,357,431
0.80%, 08/15/27 (Call 06/15/27)(a)	13,733	13,205,092
1.10%, 08/15/30 (Call 05/15/30)(a)	23,517	22,039,987
1.90%, 08/15/40 (Call 02/15/40)	8,239	7,450,248
2.00%, 08/15/26 (Call 05/15/26)(a)	21,868	22,558,755
2.05%, 08/15/50 (Call 02/15/50)(a)	25,616	22,936,052
2.25%, 08/15/60 (Call 02/15/60)	18,882	16,918,693
Amazon.com Inc. 0.80%, 06/03/25 (Call 05/03/25)	8,925	8,839,009
1.00%, 05/12/26 (Call 04/12/26)(a)	22,380	22,153,817
1.20%, 06/03/27 (Call 04/03/27)	14,072	13,824,362
1.50%, 06/03/30 (Call 03/03/30)	18,888	18,278,339
1.65%, 05/12/28 (Call 03/12/28)(a)	20,910	20,835,945
2.10%, 05/12/31 (Call 02/12/31)	22,933	23,059,664
2.50%, 06/03/50 (Call 12/03/49)	22,784	21,713,674
2.70%, 06/03/60 (Call 12/03/59)	19,733	19,031,237
2.88%, 05/12/41 (Call 11/12/40)	22,705	23,472,783
3.10%, 05/12/51 (Call 11/12/50)(a)	31,427	33,531,650
3.15%, 08/22/27 (Call 05/22/27)	32,530	35,227,693
3.25%, 05/12/61 (Call 11/12/60)	19,593	21,347,095
3.80%, 12/05/24 (Call 09/05/24)	2,653	2,869,873
3.88%, 08/22/37 (Call 02/22/37)(a)	26,556	31,238,686
4.05%, 08/22/47 (Call 02/22/47)	33,194	40,753,950
4.25%, 08/22/57 (Call 02/22/57)	22,660	29,470,690
4.80%, 12/05/34 (Call 06/05/34)(a)	12,406	15,753,974
4.95%, 12/05/44 (Call 06/05/44)	13,374	17,995,729
5.20%, 12/03/25 (Call 09/03/25)	8,536	9,784,209
Booking Holdings Inc. 3.60%, 06/01/26 (Call 03/01/26)	11,257	12,244,461
4.63%, 04/13/30 (Call 01/13/30)(a)	14,161	16,690,637
eBay Inc. 1.40%, 05/10/26 (Call 04/10/26)	6,859	6,788,238
1.90%, 03/11/25 (Call 02/11/25)	9,148	9,321,090
2.60%, 05/10/31 (Call 02/10/31)(a)	6,142	6,202,227
2.70%, 03/11/30 (Call 12/11/29)(a)	11,764	12,090,831
3.60%, 06/05/27 (Call 03/05/27)(a)	9,588	10,457,148
3.65%, 05/10/51 (Call 11/10/50)(a)	9,304	10,201,789
4.00%, 07/15/42 (Call 01/15/42)(a)	6,152	6,936,403
Expedia Group Inc. 2.95%, 03/15/31 (Call 12/15/30)	8,986	9,068,554
3.25%, 02/15/30 (Call 11/15/29)	14,537	14,958,073
3.80%, 02/15/28 (Call 11/15/27)(a)	13,132	14,167,662
4.63%, 08/01/27 (Call 05/01/27)(a)	5,781	6,469,928
5.00%, 02/15/26 (Call 11/15/25)(a)	5,344	5,993,094
Netflix Inc.
4.38%, 11/15/26	6,000	6,682,500
4.88%, 04/15/28	8,777	10,060,636
5.88%, 11/15/28	8,000	9,740,000

Security	Par (000)	Value

Internet (continued)
6.38%, 05/15/29	$4,000	$5,045,000

		693,766,908

Lodging — 0.2%
Las Vegas Sands Corp. 3.20%, 08/08/24 (Call 07/08/24)	2,622	2,677,477
3.50%, 08/18/26 (Call 06/18/26)	8,721	8,910,842
3.90%, 08/08/29 (Call 05/08/29)(a)	2,789	2,832,473
Marriott International Inc./MD
Series FF, 4.63%, 06/15/30 (Call 03/15/30)	13,159	14,969,205
Series GG, 3.50%, 10/15/32 (Call 07/15/32)	8,378	8,857,076
Series HH, 2.85%, 04/15/31 (Call 01/15/31)	6,077	6,114,341
Series R, 3.13%, 06/15/26 (Call 03/15/26)(a)	7,583	8,017,722
Sands China Ltd. 3.80%, 01/08/26 (Call 12/08/25)	1,000	1,008,974
5.13%, 08/08/25 (Call 06/08/25)	13,030	13,871,988
5.40%, 08/08/28 (Call 05/08/28)(a)	16,314	17,681,470

		84,941,568

Machinery — 0.5%
Caterpillar Financial Services Corp. 0.80%, 11/13/25(a)	12,678	12,492,189
0.90%, 03/02/26(a)	9,099	8,941,128
1.10%, 09/14/27(a)	9,643	9,397,492
2.15%, 11/08/24(a)	7,441	7,715,204
Caterpillar Inc. 2.60%, 04/09/30 (Call 01/09/30)(a)	8,464	8,875,868
3.25%, 09/19/49 (Call 03/19/49)	11,549	12,837,389
3.25%, 04/09/50 (Call 10/09/49)(a)	9,666	10,781,064
3.80%, 08/15/42	16,944	20,077,552
5.20%, 05/27/41	7,477	10,215,943
Deere & Co. 3.75%, 04/15/50 (Call 10/15/49)(a)	8,361	10,194,109
3.90%, 06/09/42 (Call 12/09/41)(a)	13,322	16,017,687
John Deere Capital Corp. 0.70%, 01/15/26(a)	7,435	7,253,594
3.45%, 03/13/25(a)	8,792	9,465,521
Otis Worldwide Corp. 2.06%, 04/05/25 (Call 03/05/25)(a)	10,493	10,738,528
2.57%, 02/15/30 (Call 11/15/29)(a)	17,650	18,007,232
3.11%, 02/15/40 (Call 08/15/39)(a)	5,533	5,652,920
Westinghouse Air Brake Technologies Corp. 3.45%, 11/15/26 (Call 08/15/26)(a)	3,472	3,685,728
4.95%, 09/15/28 (Call 06/15/28)	11,682	13,439,032

		195,788,180

Manufacturing — 0.6%
3M Co. 2.00%, 02/14/25 (Call 01/14/25)(a)	7,523	7,736,212
2.38%, 08/26/29 (Call 05/26/29)(a)	4,070	4,185,790
2.88%, 10/15/27 (Call 07/15/27)(a)	7,622	8,144,380
3.25%, 08/26/49 (Call 02/26/49)(a)	8,337	9,085,520
3.38%, 03/01/29 (Call 12/01/28)	8,483	9,306,314
4.00%, 09/14/48 (Call 03/14/48)	10,719	13,117,567
Eaton Corp., 4.15%, 11/02/42(a)	9,659	11,440,899
General Electric Co. 3.45%, 05/01/27 (Call 03/01/27)(a)	10,311	11,229,357
3.63%, 05/01/30 (Call 02/01/30)(a)	9,962	11,157,995
4.35%, 05/01/50 (Call 11/01/49)(a)	10,667	13,575,033
5.88%, 01/14/38	16,596	22,918,535
6.75%, 03/15/32	31,443	43,244,567
6.88%, 01/10/39	14,218	21,613,368

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing (continued)
Illinois Tool Works Inc. 2.65%, 11/15/26 (Call 08/15/26)(a)	$11,025	$11,647,908
3.90%, 09/01/42 (Call 03/01/42)(a)	11,141	13,015,267
Parker-Hannifin Corp. 3.25%, 06/14/29 (Call 03/14/29)(a)	9,653	10,348,223
4.00%, 06/14/49 (Call 12/14/48)(a)	5,912	6,935,020
Trane Technologies Luxembourg Finance SA, 3.80%, 03/21/29 (Call 12/21/28)(a)	7,996	8,848,940

		237,550,895

Media — 4.9%
Charter Communications Operating LLC/Charter Communications Operating Capital 2.25%, 01/15/29 (Call 11/15/28)	11,826	11,612,189
2.30%, 02/01/32 (Call 11/01/31)	3,669	3,473,002
2.80%, 04/01/31 (Call 01/01/31)	13,871	13,794,288
3.50%, 06/01/41 (Call 12/01/40)(a)	15,060	14,797,164
3.50%, 03/01/42 (Call 09/01/41)	16,125	15,720,582
3.70%, 04/01/51 (Call 10/01/50)(a)	19,479	19,080,356
3.75%, 02/15/28 (Call 11/15/27)	9,056	9,867,161
3.85%, 04/01/61 (Call 10/01/60)	18,672	18,067,640
3.90%, 06/01/52 (Call 12/01/51)	23,392	23,679,195
3.95%, 06/30/62 (Call 12/30/61)	10,102	9,905,324
4.20%, 03/15/28 (Call 12/15/27)(a)	12,401	13,769,501
4.40%, 12/01/61 (Call 06/01/61)	11,907	12,629,535
4.80%, 03/01/50 (Call 09/01/49)(a)	26,966	30,683,916
4.91%, 07/23/25 (Call 04/23/25)	42,894	47,688,087
5.05%, 03/30/29 (Call 12/30/28)(a)	12,042	14,038,741
5.13%, 07/01/49 (Call 01/01/49)(a)	13,265	15,677,524
5.38%, 04/01/38 (Call 10/01/37)	9,332	11,218,755
5.38%, 05/01/47 (Call 11/01/46)	24,439	29,607,289
5.75%, 04/01/48 (Call 10/01/47)(a)	21,144	27,065,318
6.38%, 10/23/35 (Call 04/23/35)	20,291	26,331,127
6.48%, 10/23/45 (Call 04/23/45)(a)	33,533	46,091,249
Comcast Corp. 1.50%, 02/15/31 (Call 11/15/30)	15,669	14,696,754
1.95%, 01/15/31 (Call 10/15/30)(a)	12,983	12,666,485
2.35%, 01/15/27 (Call 10/15/26)	13,880	14,379,386
2.45%, 08/15/52 (Call 02/15/52)(a)	10,653	9,619,754
2.65%, 02/01/30 (Call 11/01/29)	15,198	15,735,005
2.65%, 08/15/62 (Call 02/15/62)(a)	14,077	12,687,366
2.80%, 01/15/51 (Call 07/15/50)	19,841	19,092,663
2.89%, 11/01/51 (Call 05/01/51)(c)	47,223	46,094,403
2.94%, 11/01/56 (Call 05/01/56)(c)	57,968	55,920,651
2.99%, 11/01/63 (Call 05/01/63)(c)	41,193	39,476,393
3.10%, 04/01/25 (Call 03/01/25)	5,817	6,168,019
3.15%, 03/01/26 (Call 12/01/25)(a)	21,740	23,289,273
3.15%, 02/15/28 (Call 11/15/27)	14,678	15,809,995
3.20%, 07/15/36 (Call 01/15/36)	9,503	10,102,368
3.25%, 11/01/39 (Call 05/01/39)	13,043	13,709,193
3.30%, 02/01/27 (Call 11/01/26)	13,047	14,075,567
3.30%, 04/01/27 (Call 02/01/27)	7,393	7,982,687
3.38%, 02/15/25 (Call 11/15/24)	8,757	9,344,792
3.38%, 08/15/25 (Call 05/15/25)(a)	14,860	15,950,051
3.40%, 04/01/30 (Call 01/01/30)(a)	13,820	15,045,338
3.40%, 07/15/46 (Call 01/15/46)	14,244	15,308,503
3.45%, 02/01/50 (Call 08/01/49)(a)	17,434	18,776,802
3.55%, 05/01/28 (Call 02/01/28)(a)	7,287	8,037,291
3.75%, 04/01/40 (Call 10/01/39)	15,703	17,567,199
3.90%, 03/01/38 (Call 09/01/37)	11,875	13,450,413
3.95%, 10/15/25 (Call 08/15/25)	26,483	29,087,878

Security	Par (000)	Value

Media (continued)
3.97%, 11/01/47 (Call 05/01/47)	$18,340	$21,151,414
4.00%, 08/15/47 (Call 02/15/47)	9,602	11,131,367
4.00%, 03/01/48 (Call 09/01/47)	10,329	11,962,882
4.00%, 11/01/49 (Call 05/01/49)	19,184	22,364,308
4.05%, 11/01/52 (Call 05/01/52)	11,522	13,565,774
4.15%, 10/15/28 (Call 07/15/28)	37,498	42,797,761
4.20%, 08/15/34 (Call 02/15/34)(a)	9,577	11,184,117
4.25%, 10/15/30 (Call 07/15/30)	8,879	10,239,748
4.25%, 01/15/33	16,549	19,328,525
4.40%, 02/25/35 (Call 02/15/35)	6,958	8,232,834
4.60%, 10/15/38 (Call 04/15/38)	10,590	12,946,173
4.60%, 08/15/45 (Call 02/15/45)	9,351	11,797,136
4.70%, 10/15/48 (Call 04/15/48)	19,441	25,203,439
4.95%, 10/15/58 (Call 04/15/58)(a)	9,733	13,500,914
5.65%, 06/15/35(a)	6,092	8,010,847
7.05%, 03/15/33	7,881	11,324,870
Discovery Communications LLC 3.63%, 05/15/30 (Call 02/15/30)	9,578	10,304,444
3.95%, 03/20/28 (Call 12/20/27)(a)	13,531	14,888,052
4.00%, 09/15/55 (Call 03/15/55)	14,729	15,649,588
4.13%, 05/15/29 (Call 02/15/29)(a)	8,854	9,839,616
4.65%, 05/15/50 (Call 11/15/49)(a)	12,338	14,526,832
5.20%, 09/20/47 (Call 03/20/47)(a)	12,159	15,126,292
5.30%, 05/15/49 (Call 11/15/48)(a)	8,064	10,271,866
Fox Corp. 4.71%, 01/25/29 (Call 10/25/28)(a)	19,873	22,963,257
5.48%, 01/25/39 (Call 07/25/38)	9,718	12,553,246
5.58%, 01/25/49 (Call 07/25/48)(a)	16,541	22,713,064
Time Warner Cable LLC 4.50%, 09/15/42 (Call 03/15/42)	10,851	11,829,129
5.50%, 09/01/41 (Call 03/01/41)	10,552	12,888,129
5.88%, 11/15/40 (Call 05/15/40)	13,576	17,095,757
6.55%, 05/01/37	17,047	22,872,737
6.75%, 06/15/39	12,737	17,385,599
7.30%, 07/01/38(a)	16,793	24,150,114
Time Warner Entertainment Co. LP, 8.38%, 07/15/33	12,218	17,950,163
TWDC Enterprises 18 Corp. 1.85%, 07/30/26(a)	9,911	10,066,413
2.95%, 06/15/27(a)	9,610	10,340,249
3.00%, 02/13/26	7,859	8,369,898
3.15%, 09/17/25(a)	8,122	8,671,222
4.13%, 06/01/44	11,226	13,395,546
ViacomCBS Inc. 4.00%, 01/15/26 (Call 10/15/25)(a)	5,857	6,392,579
4.20%, 05/19/32 (Call 02/19/32)	8,089	9,191,320
4.38%, 03/15/43(a)	11,744	13,402,192
4.75%, 05/15/25 (Call 04/15/25)	14,760	16,369,613
4.95%, 01/15/31 (Call 10/15/30)(a)	14,727	17,476,644
4.95%, 05/19/50 (Call 11/19/49)(a)	8,867	11,234,178
5.85%, 09/01/43 (Call 03/01/43)(a)	12,252	16,620,663
6.88%, 04/30/36(a)	13,009	18,541,647
7.88%, 07/30/30(a)	12,208	17,140,365
Walt Disney Co. (The) 1.75%, 01/13/26	14,619	14,832,108
2.00%, 09/01/29 (Call 06/01/29)(a)	17,080	17,102,892
2.20%, 01/13/28	8,273	8,451,820
2.65%, 01/13/31(a)	22,928	23,804,774
2.75%, 09/01/49 (Call 03/01/49)(a)	15,579	15,291,764
3.35%, 03/24/25(a)	15,644	16,751,107
3.50%, 05/13/40 (Call 11/13/39)	19,447	21,465,091

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
3.60%, 01/13/51 (Call 07/13/50)(a)	$27,738	$31,611,442
3.80%, 03/22/30	12,612	14,198,479
3.80%, 05/13/60 (Call 11/13/59)	12,471	14,710,051
4.63%, 03/23/40 (Call 09/23/39)	8,641	10,798,059
4.70%, 03/23/50 (Call 09/23/49)(a)	22,032	29,585,457
6.20%, 12/15/34(a)	9,621	13,474,163
6.40%, 12/15/35(a)	8,904	12,788,424
6.65%, 11/15/37(a)	12,885	19,244,244

		1,857,944,570

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp., 3.25%, 06/15/25 (Call 03/15/25)(a)	9,088	9,730,421

Mining — 0.5%
Barrick Gold Corp., 5.25%, 04/01/42(a)	4,117	5,374,524
Barrick North America Finance LLC 5.70%, 05/30/41(a)	8,435	11,480,697
5.75%, 05/01/43	8,888	12,355,115
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39(a)	8,745	11,973,365
BHP Billiton Finance USA Ltd. 4.13%, 02/24/42(a)	7,736	9,176,828
5.00%, 09/30/43	26,050	34,677,234
Newmont Corp. 2.25%, 10/01/30 (Call 07/01/30)	12,980	12,786,588
4.88%, 03/15/42 (Call 09/15/41)(a)	6,797	8,561,096
6.25%, 10/01/39	9,811	13,947,742
Rio Tinto Alcan Inc., 6.13%, 12/15/33(a)	7,342	10,144,040
Rio Tinto Finance USA Ltd. 2.75%, 11/02/51	15,665	15,494,095
3.75%, 06/15/25 (Call 03/15/25)	14,277	15,548,926
5.20%, 11/02/40	11,667	15,685,283
7.13%, 07/15/28(a)	7,267	9,600,372
Rio Tinto Finance USA PLC, 4.13%, 08/21/42 (Call 02/21/42)(a)	6,966	8,398,281

		195,204,186

Oil & Gas — 4.7%
BP Capital Markets America Inc. 1.75%, 08/10/30 (Call 05/10/30)(a)	9,951	9,627,002
2.77%, 11/10/50 (Call 05/10/50)	15,613	14,789,444
2.94%, 06/04/51 (Call 12/04/50)(a)	22,496	21,927,618
3.00%, 02/24/50 (Call 08/24/49)(a)	17,919	17,710,822
3.00%, 03/17/52 (Call 09/17/51)	15,897	15,712,274
3.02%, 01/16/27 (Call 10/16/26)	9,488	10,079,494
3.06%, 06/17/41 (Call 12/17/40)	15,681	15,843,218
3.12%, 05/04/26 (Call 02/04/26)	10,410	11,136,536
3.19%, 04/06/25 (Call 03/06/25)(a)	6,220	6,607,926
3.38%, 02/08/61 (Call 08/08/60)	19,211	19,815,870
3.41%, 02/11/26 (Call 12/11/25)	11,024	11,890,715
3.63%, 04/06/30 (Call 01/06/30)(a)	12,968	14,370,453
3.80%, 09/21/25 (Call 07/21/25)	11,762	12,831,365
3.94%, 09/21/28 (Call 06/21/28)	8,618	9,656,608
4.23%, 11/06/28 (Call 08/06/28)(a)	18,063	20,621,230
BP Capital Markets PLC 3.28%, 09/19/27 (Call 06/19/27)(a)	14,117	15,277,745
3.51%, 03/17/25	8,981	9,638,625
3.54%, 11/04/24(a)	2,356	2,523,633
3.72%, 11/28/28 (Call 08/28/28)	6,959	7,711,380
Canadian Natural Resources Ltd. 3.85%, 06/01/27 (Call 03/01/27)(a)	13,588	14,742,613

Security	Par (000)	Value

Oil & Gas (continued)
4.95%, 06/01/47 (Call 12/01/46)(a)	$7,527	$9,572,574
6.25%, 03/15/38(a)	14,239	19,085,348
Cenovus Energy Inc. 3.75%, 02/15/52 (Call 08/15/51)(a)	8,227	8,307,867
4.25%, 04/15/27 (Call 01/15/27)(a)	13,433	14,750,732
4.40%, 04/15/29 (Call 01/15/29)(a)	8,953	10,030,553
5.40%, 06/15/47 (Call 12/15/46)(a)	6,188	7,750,432
6.75%, 11/15/39	13,931	19,025,845
Chevron Corp. 1.55%, 05/11/25 (Call 04/11/25)(a)	25,742	26,113,264
2.00%, 05/11/27 (Call 03/11/27)(a)	7,737	7,881,185
2.24%, 05/11/30 (Call 02/11/30)(a)	15,393	15,726,228
2.95%, 05/16/26 (Call 02/16/26)	20,792	22,164,312
3.08%, 05/11/50 (Call 11/11/49)(a)	10,247	10,982,847
3.33%, 11/17/25 (Call 08/17/25)	8,228	8,861,305
Chevron USA Inc. 0.69%, 08/12/25 (Call 07/12/25)(a)	8,961	8,804,243
1.02%, 08/12/27 (Call 06/12/27)(a)	10,360	10,014,275
2.34%, 08/12/50 (Call 02/12/50)	9,925	9,358,080
5.05%, 11/15/44 (Call 05/15/44)	1,000	1,360,657
ConocoPhillips 3.75%, 10/01/27 (Call 07/01/27)(a)(c)	8,953	9,822,351
4.30%, 08/15/28 (Call 05/15/28)(c)	12,990	14,871,699
4.88%, 10/01/47 (Call 04/01/47)(c)	5,674	7,543,871
6.50%, 02/01/39	25,871	38,162,548
ConocoPhillips Co. 4.30%, 11/15/44 (Call 05/15/44)	7,288	8,830,623
4.95%, 03/15/26 (Call 12/15/25)(a)	9,918	11,278,947
6.95%, 04/15/29	18,884	25,026,234
Devon Energy Corp. 4.75%, 05/15/42 (Call 11/15/41)	8,010	9,281,145
5.00%, 06/15/45 (Call 12/15/44)(a)	5,173	6,300,487
5.60%, 07/15/41 (Call 01/15/41)(a)	12,197	15,379,939
Diamondback Energy Inc. 2.88%, 12/01/24 (Call 11/01/24)	2,686	2,798,151
3.13%, 03/24/31 (Call 12/24/30)(a)	7,251	7,484,158
3.25%, 12/01/26 (Call 10/01/26)(a)	9,993	10,568,297
3.50%, 12/01/29 (Call 09/01/29)	15,098	16,076,954
EOG Resources Inc. 4.15%, 01/15/26 (Call 10/15/25)	7,752	8,559,982
4.38%, 04/15/30 (Call 01/15/30)(a)	7,423	8,644,245
4.95%, 04/15/50 (Call 10/15/49)(a)	5,602	7,627,140
Equinor ASA 1.75%, 01/22/26 (Call 12/22/25)	4,680	4,745,076
2.38%, 05/22/30 (Call 02/22/30)(a)	7,044	7,214,926
2.88%, 04/06/25 (Call 03/06/25)	8,555	9,013,199
3.13%, 04/06/30 (Call 01/06/30)(a)	6,141	6,621,806
3.25%, 11/18/49 (Call 05/18/49)	8,717	9,410,490
3.63%, 09/10/28 (Call 06/10/28)(a)	8,119	9,024,547
3.70%, 04/06/50 (Call 10/06/49)(a)	10,596	12,449,641
3.95%, 05/15/43(a)	7,625	8,953,067
4.80%, 11/08/43(a)	4,822	6,353,262
5.10%, 08/17/40	6,607	8,827,331
Exxon Mobil Corp. 2.28%, 08/16/26 (Call 06/16/26)(a)	6,877	7,150,696
2.44%, 08/16/29 (Call 05/16/29)(a)	13,798	14,252,291
2.61%, 10/15/30 (Call 07/15/30)(a)	17,864	18,604,341
2.71%, 03/06/25 (Call 12/06/24)	16,951	17,780,958
2.99%, 03/19/25 (Call 02/19/25)	24,758	26,179,245
3.00%, 08/16/39 (Call 02/16/39)(a)	8,707	8,997,033

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
3.04%, 03/01/26 (Call 12/01/25)	$27,509	$29,348,422
3.10%, 08/16/49 (Call 02/16/49)(a)	16,932	17,584,950
3.29%, 03/19/27 (Call 01/19/27)	11,402	12,372,286
3.45%, 04/15/51 (Call 10/15/50)(a)	25,372	28,130,276
3.48%, 03/19/30 (Call 12/19/29)(a)	19,210	21,223,854
3.57%, 03/06/45 (Call 09/06/44)	8,313	9,288,030
4.11%, 03/01/46 (Call 09/01/45)	25,956	31,215,703
4.23%, 03/19/40 (Call 09/19/39)(a)	19,722	23,543,035
4.33%, 03/19/50 (Call 09/19/49)(a)	28,544	35,965,577
Hess Corp. 4.30%, 04/01/27 (Call 01/01/27)(a)	4,985	5,470,526
5.60%, 02/15/41(a)	12,370	15,560,254
6.00%, 01/15/40(a)	6,116	7,956,186
Marathon Oil Corp. 4.40%, 07/15/27 (Call 04/15/27)(a)	12,195	13,543,173
6.60%, 10/01/37	6,510	8,765,027
Marathon Petroleum Corp. 4.70%, 05/01/25 (Call 04/01/25)	14,458	15,977,553
4.75%, 09/15/44 (Call 03/15/44)(a)	10,283	12,092,675
6.50%, 03/01/41 (Call 09/01/40)	11,846	16,435,565
Phillips 66 2.15%, 12/15/30 (Call 09/15/30)(a)	8,286	8,005,580
3.90%, 03/15/28 (Call 12/15/27)	8,280	9,135,348
4.65%, 11/15/34 (Call 05/15/34)	8,580	10,146,974
4.88%, 11/15/44 (Call 05/15/44)(a)	18,222	22,933,910
5.88%, 05/01/42	15,058	20,771,936
Pioneer Natural Resources Co. 1.13%, 01/15/26 (Call 12/15/25)(a)	5,450	5,325,121
1.90%, 08/15/30 (Call 05/15/30)(a)	8,090	7,699,629
2.15%, 01/15/31 (Call 10/15/30)(a)	9,817	9,468,021
Shell International Finance BV 2.00%, 11/07/24 (Call 10/07/24)	2,250	2,317,380
2.38%, 04/06/25 (Call 03/06/25)	15,357	15,948,782
2.38%, 11/07/29 (Call 08/07/29)(a)	14,709	15,144,673
2.50%, 09/12/26(a)	10,998	11,561,531
2.75%, 04/06/30 (Call 01/06/30)(a)	15,258	16,097,706
2.88%, 05/10/26(a)	17,751	18,909,700
3.13%, 11/07/49 (Call 05/07/49)(a)	14,513	15,472,679
3.25%, 05/11/25(a)	26,826	28,694,973
3.25%, 04/06/50 (Call 10/06/49)(a)	19,792	21,657,630
3.75%, 09/12/46	13,701	15,941,300
3.88%, 11/13/28 (Call 08/13/28)(a)	14,437	16,280,707
4.00%, 05/10/46	20,547	24,600,580
4.13%, 05/11/35(a)	15,323	18,067,588
4.38%, 05/11/45(a)	28,458	35,733,165
4.55%, 08/12/43	13,235	16,709,439
5.50%, 03/25/40	9,376	12,975,221
6.38%, 12/15/38(a)	27,101	40,004,220
Suncor Energy Inc. 3.75%, 03/04/51 (Call 09/04/50)(a)	7,271	7,933,228
4.00%, 11/15/47 (Call 05/15/47)(a)	7,902	8,895,131
6.50%, 06/15/38(a)	13,311	18,468,420
6.80%, 05/15/38	7,738	11,010,550
6.85%, 06/01/39	7,354	10,668,123
TotalEnergies Capital International SA 2.43%, 01/10/25 (Call 10/10/24)	6,784	7,039,023
2.83%, 01/10/30 (Call 10/10/29)(a)	9,406	9,996,478
2.99%, 06/29/41 (Call 12/29/40)(a)	7,379	7,549,355
3.13%, 05/29/50 (Call 11/29/49)(a)	24,626	25,708,569
3.39%, 06/29/60 (Call 12/29/59)	9,882	10,696,893

Security	Par (000)	Value

Oil & Gas (continued)
3.46%, 02/19/29 (Call 11/19/28)(a)	$12,156	$13,400,223
3.46%, 07/12/49 (Call 01/12/49)	8,143	8,972,369
TotalEnergies Capital SA, 3.88%, 10/11/28	11,260	12,748,717
Valero Energy Corp. 2.85%, 04/15/25 (Call 03/15/25)(a)	11,421	11,909,704
3.40%, 09/15/26 (Call 06/15/26)	10,105	10,801,899
4.00%, 04/01/29 (Call 01/01/29)(a)	8,439	9,260,037
4.35%, 06/01/28 (Call 03/01/28)	6,580	7,368,854
6.63%, 06/15/37(a)	16,928	23,098,061
7.50%, 04/15/32	7,421	10,225,760

		1,805,967,277

Oil & Gas Services — 0.4%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc. 3.34%, 12/15/27 (Call 09/15/27)(a)	14,296	15,418,200
4.08%, 12/15/47 (Call 06/15/47)	14,574	16,641,836
Baker Hughes Holdings LLC, 5.13%, 09/15/40	9,878	12,534,867
Halliburton Co. 2.92%, 03/01/30 (Call 12/01/29)(a)	10,562	10,917,587
3.80%, 11/15/25 (Call 08/15/25)(a)	9,870	10,756,401
4.75%, 08/01/43 (Call 02/01/43)	9,594	11,214,181
4.85%, 11/15/35 (Call 05/15/35)(a)	10,775	12,824,087
5.00%, 11/15/45 (Call 05/15/45)(a)	19,011	23,556,127
6.70%, 09/15/38	7,002	9,748,267
7.45%, 09/15/39(a)	8,393	12,506,015
Schlumberger Investment SA, 2.65%, 06/26/30
(Call 03/26/30)(a)	13,850	14,220,115

		150,337,683

Packaging & Containers — 0.1%
Berry Global Inc., 1.57%, 01/15/26 (Call 12/15/25)	13,122	12,978,412
WRKCo Inc. 4.65%, 03/15/26 (Call 01/15/26)	7,408	8,325,707
4.90%, 03/15/29 (Call 12/15/28)(a)	8,588	10,077,447

		31,381,566

Pharmaceuticals — 8.0%
AbbVie Inc. 2.60%, 11/21/24 (Call 10/21/24)(a)	30,460	31,797,078
2.95%, 11/21/26 (Call 09/21/26)	37,839	39,980,839
3.20%, 05/14/26 (Call 02/14/26)(a)	19,450	20,727,542
3.20%, 11/21/29 (Call 08/21/29)	52,764	56,406,689
3.60%, 05/14/25 (Call 02/14/25)	37,099	39,810,937
3.80%, 03/15/25 (Call 12/15/24)	26,200	28,219,339
4.05%, 11/21/39 (Call 05/21/39)	39,034	44,754,772
4.25%, 11/14/28 (Call 08/14/28)(a)	14,633	16,609,517
4.25%, 11/21/49 (Call 05/21/49)(a)	56,908	68,530,998
4.30%, 05/14/36 (Call 11/14/35)	9,061	10,591,263
4.40%, 11/06/42	25,338	30,424,976
4.45%, 05/14/46 (Call 11/14/45)	19,209	23,462,074
4.50%, 05/14/35 (Call 11/14/34)	24,845	29,529,738
4.55%, 03/15/35 (Call 09/15/34)	14,628	17,458,992
4.70%, 05/14/45 (Call 11/14/44)(a)	25,441	31,832,756
4.75%, 03/15/45 (Call 09/15/44)	9,172	11,522,397
4.85%, 06/15/44 (Call 12/15/43)	10,688	13,458,668
4.88%, 11/14/48 (Call 05/14/48)	17,130	22,371,571
AmerisourceBergen Corp. 2.70%, 03/15/31 (Call 12/15/30)(a)	10,034	10,186,948
3.45%, 12/15/27 (Call 09/15/27)	8,227	8,872,281
Astrazeneca Finance LLC 1.20%, 05/28/26 (Call 04/28/26)	14,298	14,167,722

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
1.75%, 05/28/28 (Call 03/28/28)	$10,826	$10,768,372
2.25%, 05/28/31 (Call 02/28/31)(a)	7,289	7,386,890
AstraZeneca PLC
0.70%, 04/08/26 (Call 03/08/26)(a)	12,619	12,246,401
1.38%, 08/06/30 (Call 05/06/30)(a)	12,931	12,249,004
3.00%, 05/28/51 (Call 11/28/50)(a)	7,302	7,717,639
3.13%, 06/12/27 (Call 03/12/27)(a)	8,232	8,858,221
3.38%, 11/16/25	17,991	19,458,389
4.00%, 01/17/29 (Call 10/17/28)	8,111	9,227,696
4.00%, 09/18/42(a)	10,446	12,579,866
4.38%, 11/16/45	8,223	10,605,360
4.38%, 08/17/48 (Call 02/17/48)	6,176	8,033,690
6.45%, 09/15/37(a)	27,160	40,381,708
Becton Dickinson and Co.
1.96%, 02/11/31 (Call 11/11/30)(a)	12,133	11,768,215
2.82%, 05/20/30 (Call 02/20/30)(a)	7,435	7,736,561
3.70%, 06/06/27 (Call 03/06/27)(a)	17,397	18,991,552
3.73%, 12/15/24 (Call 09/15/24)	2,038	2,184,581
3.79%, 05/20/50 (Call 11/20/49)(a)	6,255	7,114,424
4.67%, 06/06/47 (Call 12/06/46)(a)	13,407	17,003,393
4.69%, 12/15/44 (Call 06/15/44)	10,709	13,403,496
Bristol-Myers Squibb Co.
0.75%, 11/13/25 (Call 10/13/25)(a)	10,704	10,496,116
1.13%, 11/13/27 (Call 09/13/27)(a)	10,455	10,165,914
1.45%, 11/13/30 (Call 08/13/30)(a)	10,196	9,728,919
2.35%, 11/13/40 (Call 05/13/40)(a)	9,678	9,167,069
2.55%, 11/13/50 (Call 05/13/50)(a)	15,024	14,356,945
3.20%, 06/15/26 (Call 04/15/26)(a)	23,172	24,999,573
3.25%, 02/27/27(a)	8,258	8,983,261
3.40%, 07/26/29 (Call 04/26/29)	35,917	39,497,623
3.45%, 11/15/27 (Call 08/15/27)	11,102	12,181,255
3.88%, 08/15/25 (Call 05/15/25)	16,490	18,010,545
3.90%, 02/20/28 (Call 11/20/27)	13,598	15,270,389
4.13%, 06/15/39 (Call 12/15/38)	19,138	22,833,071
4.25%, 10/26/49 (Call 04/26/49)	32,583	40,953,423
4.35%, 11/15/47 (Call 05/15/47)	14,483	18,346,427
4.55%, 02/20/48 (Call 08/20/47)	14,446	18,839,627
5.00%, 08/15/45 (Call 02/15/45)	19,589	26,608,797
Cardinal Health Inc., 3.41%, 06/15/27 (Call 03/15/27)(a)	12,957	13,973,219
Cigna Corp.
1.25%, 03/15/26 (Call 02/15/26)(a)	9,783	9,665,801
2.38%, 03/15/31 (Call 12/15/30)(a)	14,710	14,739,395
2.40%, 03/15/30 (Call 12/15/29)(a)	15,700	15,871,989
3.20%, 03/15/40 (Call 09/15/39)	8,608	8,882,904
3.25%, 04/15/25 (Call 01/15/25)	8,836	9,371,637
3.40%, 03/01/27 (Call 12/01/26)(a)	12,743	13,725,912
3.40%, 03/15/50 (Call 09/15/49)	12,461	13,108,816
3.40%, 03/15/51 (Call 09/15/50)(a)	14,248	15,005,153
3.88%, 10/15/47 (Call 04/15/47)	11,809	13,230,492
4.13%, 11/15/25 (Call 09/15/25)	19,594	21,549,123
4.38%, 10/15/28 (Call 07/15/28)	35,923	41,200,082
4.50%, 02/25/26 (Call 11/27/25)	11,512	12,817,622
4.80%, 08/15/38 (Call 02/15/38)	22,388	27,535,290
4.80%, 07/15/46 (Call 01/16/46)	15,069	19,058,010
4.90%, 12/15/48 (Call 06/15/48)	26,606	34,474,251
CVS Health Corp.
1.30%, 08/21/27 (Call 06/21/27)(a)	21,342	20,627,711
1.75%, 08/21/30 (Call 05/21/30)(a)	13,522	12,872,487
1.88%, 02/28/31 (Call 11/28/30)(a)	11,939	11,425,870
2.13%, 09/15/31 (Call 06/15/31)(a)	23,835	23,257,318

Security	Par (000)	Value

Pharmaceuticals (continued)
2.70%, 08/21/40 (Call 02/21/40)	$15,281	$14,643,545
2.88%, 06/01/26 (Call 03/01/26)(a)	17,643	18,570,129
3.00%, 08/15/26 (Call 06/15/26)(a)	7,893	8,383,880
3.25%, 08/15/29 (Call 05/15/29)(a)	16,087	17,184,135
3.63%, 04/01/27 (Call 02/01/27)	7,047	7,682,465
3.75%, 04/01/30 (Call 01/01/30)	15,510	17,093,708
3.88%, 07/20/25 (Call 04/20/25)	24,300	26,384,107
4.10%, 03/25/25 (Call 01/25/25)(a)	8,671	9,432,676
4.13%, 04/01/40 (Call 10/01/39)(a)	11,322	12,966,489
4.25%, 04/01/50 (Call 10/01/49)(a)	7,174	8,668,772
4.30%, 03/25/28 (Call 12/25/27)	30,348	34,383,656
4.78%, 03/25/38 (Call 09/25/37)(a)	47,667	58,334,346
5.05%, 03/25/48 (Call 09/25/47)	76,663	100,741,530
5.13%, 07/20/45 (Call 01/20/45)(a)	33,945	44,666,097
5.30%, 12/05/43 (Call 06/05/43)(a)	8,367	11,006,866
Eli Lilly & Co.
2.25%, 05/15/50 (Call 11/15/49)(a)	13,729	12,673,348
2.50%, 09/15/60 (Call 03/15/60)(a)	10,397	9,774,935
3.38%, 03/15/29 (Call 12/15/28)(a)	9,865	10,854,861
3.95%, 03/15/49 (Call 09/15/48)	2,813	3,485,915
GlaxoSmithKline Capital Inc.
3.63%, 05/15/25	9,683	10,483,322
3.88%, 05/15/28	17,577	19,834,110
6.38%, 05/15/38	25,467	37,670,300
GlaxoSmithKline Capital PLC, 3.38%, 06/01/29 (Call 03/01/29)(a)	12,073	13,219,958
Johnson & Johnson
0.55%, 09/01/25 (Call 08/01/25)(a)	11,305	11,048,598
0.95%, 09/01/27 (Call 07/01/27)(a)	14,493	14,005,057
1.30%, 09/01/30 (Call 06/01/30)(a)	13,639	13,056,244
2.10%, 09/01/40 (Call 03/01/40)	10,461	9,901,467
2.25%, 09/01/50 (Call 03/01/50)(a)	11,052	10,547,642
2.45%, 03/01/26 (Call 12/01/25)(a)	19,592	20,552,905
2.45%, 09/01/60 (Call 03/01/60)	14,009	13,539,239
2.63%, 01/15/25 (Call 11/15/24)	2,768	2,903,595
2.90%, 01/15/28 (Call 10/15/27)	15,407	16,566,059
2.95%, 03/03/27 (Call 12/03/26)(a)	10,748	11,531,924
3.40%, 01/15/38 (Call 07/15/37)	11,457	12,969,837
3.50%, 01/15/48 (Call 07/15/47)(a)	5,851	6,865,723
3.55%, 03/01/36 (Call 09/01/35)	11,848	13,584,321
3.63%, 03/03/37 (Call 09/03/36)(a)	12,088	14,007,645
3.70%, 03/01/46 (Call 09/01/45)	18,759	22,420,449
3.75%, 03/03/47 (Call 09/03/46)(a)	9,923	12,057,217
4.38%, 12/05/33 (Call 06/05/33)(a)	9,210	11,294,383
5.95%, 08/15/37(a)	9,970	14,453,610
Mead Johnson Nutrition Co., 4.13%, 11/15/25 (Call 08/15/25)	9,324	10,269,414
Merck & Co. Inc.
0.75%, 02/24/26 (Call 01/24/26)(a)	13,313	13,037,603
1.45%, 06/24/30 (Call 03/24/30)(a)	14,344	13,782,576
2.35%, 06/24/40 (Call 12/24/39)	14,022	13,357,131
2.45%, 06/24/50 (Call 12/24/49)(a)	9,878	9,422,116
2.75%, 02/10/25 (Call 11/10/24)(a)	18,986	19,910,876
3.40%, 03/07/29 (Call 12/07/28)	15,719	17,275,373
3.70%, 02/10/45 (Call 08/10/44)(a)	18,957	22,019,407
3.90%, 03/07/39 (Call 09/07/38)	11,400	13,325,826
4.00%, 03/07/49 (Call 09/07/48)(a)	11,834	14,614,564
4.15%, 05/18/43	15,123	18,450,669

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Mylan Inc. 4.55%, 04/15/28 (Call 01/15/28)(a)	$8,476	$9,593,900
5.20%, 04/15/48 (Call 10/15/47)(a)	8,533	10,593,496
Novartis Capital Corp. 1.75%, 02/14/25 (Call 01/14/25)	10,737	10,958,106
2.00%, 02/14/27 (Call 12/14/26)(a)	12,334	12,627,649
2.20%, 08/14/30 (Call 05/14/30)(a)	15,388	15,707,556
2.75%, 08/14/50 (Call 02/14/50)(a)	13,019	13,321,189
3.00%, 11/20/25 (Call 08/20/25)(a)	14,951	15,947,048
3.10%, 05/17/27 (Call 02/17/27)	11,411	12,312,196
4.00%, 11/20/45 (Call 05/20/45)	10,850	13,302,946
4.40%, 05/06/44	16,199	20,733,111
Pfizer Inc. 0.80%, 05/28/25 (Call 04/28/25)	4,870	4,819,636
1.70%, 05/28/30 (Call 02/28/30)(a)	8,276	8,109,090
1.75%, 08/18/31 (Call 05/18/31)(a)	16,635	16,198,331
2.55%, 05/28/40 (Call 11/28/39)	11,470	11,395,276
2.63%, 04/01/30 (Call 01/01/30)(a)	11,709	12,291,268
2.70%, 05/28/50 (Call 11/28/49)(a)	9,735	9,849,781
2.75%, 06/03/26(a)	10,076	10,730,330
3.00%, 12/15/26(a)	16,676	18,013,722
3.45%, 03/15/29 (Call 12/15/28)(a)	10,375	11,484,882
3.60%, 09/15/28 (Call 06/15/28)(a)	8,423	9,426,890
3.90%, 03/15/39 (Call 09/15/38)	8,332	9,831,015
4.00%, 12/15/36(a)	10,481	12,405,343
4.00%, 03/15/49 (Call 09/15/48)(a)	10,586	13,105,315
4.13%, 12/15/46	11,006	13,685,458
4.20%, 09/15/48 (Call 03/15/48)	9,837	12,483,213
4.30%, 06/15/43	8,388	10,366,040
4.40%, 05/15/44	11,097	14,000,435
7.20%, 03/15/39	23,747	38,298,269
Sanofi, 3.63%, 06/19/28 (Call 03/19/28)(a)	9,821	11,080,877
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/26 (Call 06/23/26)(a)	28,203	30,002,160
Takeda Pharmaceutical Co. Ltd. 2.05%, 03/31/30 (Call 12/31/29)	26,141	25,500,582
3.03%, 07/09/40 (Call 01/09/40)	13,305	13,423,675
3.18%, 07/09/50 (Call 01/09/50)(a)	19,786	20,244,586
3.38%, 07/09/60 (Call 01/09/60)(a)	8,698	9,226,615
5.00%, 11/26/28 (Call 08/26/28)(a)	16,891	19,983,313
Utah Acquisition Sub Inc. 3.95%, 06/15/26 (Call 03/15/26)	24,080	26,169,039
5.25%, 06/15/46 (Call 12/15/45)(a)	10,726	13,367,901
Viatris Inc. 1.65%, 06/22/25 (Call 05/22/25)(a)(c)	4,091	4,097,862
2.30%, 06/22/27 (Call 04/22/27)(a)(c)	3,975	4,013,146
2.70%, 06/22/30 (Call 03/22/30)(a)(c)	14,886	14,871,208
3.85%, 06/22/40 (Call 12/22/39)(c)	9,752	10,428,561
4.00%, 06/22/50 (Call 12/22/49)(a)(c)	21,513	23,166,577
Wyeth LLC 5.95%, 04/01/37(a)	23,253	32,889,097
6.50%, 02/01/34	7,648	10,913,873
Zoetis Inc. 2.00%, 05/15/30 (Call 02/15/30)	8,809	8,649,200
3.00%, 09/12/27 (Call 06/12/27)(a)	8,499	9,040,562
4.50%, 11/13/25 (Call 08/13/25)	9,541	10,637,627
4.70%, 02/01/43 (Call 08/01/42)	8,629	10,983,637

		3,046,456,800

Security	Par (000)	Value

Pipelines — 3.2%
Cheniere Corpus Christi Holdings LLC 2.74%, 12/31/39 (Call 07/04/39)(a)(c)	$11,221	$11,032,280
3.70%, 11/15/29 (Call 05/18/29)(a)	17,040	18,341,878
5.13%, 06/30/27 (Call 01/01/27)	16,548	18,903,682
5.88%, 03/31/25 (Call 10/02/24)	12,970	14,518,829
Enable Midstream Partners LP, 4.95%, 05/15/28
(Call 02/15/28)	8,459	9,457,607
Enbridge Inc. 2.50%, 08/01/33 (Call 05/01/33)(a)	13,355	13,225,782
3.13%, 11/15/29 (Call 08/15/29)(a)	11,142	11,778,310
3.40%, 08/01/51 (Call 02/01/51)(a)	804	827,369
4.25%, 12/01/26 (Call 09/01/26)	8,111	9,016,141
5.50%, 05/29/46 (Call 06/01/46)(a)	6,371	8,702,017
Energy Transfer LP 2.90%, 05/15/25 (Call 04/15/25)	10,878	11,354,095
3.75%, 05/15/30 (Call 02/15/30)(a)	13,747	14,643,997
4.00%, 10/01/27 (Call 07/01/27)	5,362	5,815,330
4.05%, 03/15/25 (Call 12/15/24)(a)	8,042	8,614,925
4.75%, 01/15/26 (Call 10/15/25)	10,014	11,075,457
4.95%, 06/15/28 (Call 03/15/28)(a)	6,897	7,883,192
5.00%, 05/15/50 (Call 11/15/49)	20,628	24,172,014
5.15%, 03/15/45 (Call 09/15/44)	10,275	11,952,964
5.25%, 04/15/29 (Call 01/15/29)	14,816	17,179,925
5.30%, 04/15/47 (Call 10/15/46)	9,611	11,353,068
5.35%, 05/15/45 (Call 11/15/44)	7,767	9,136,386
5.40%, 10/01/47 (Call 04/01/47)	13,592	16,322,936
5.50%, 06/01/27 (Call 03/01/27)(a)	9,371	10,834,040
6.00%, 06/15/48 (Call 12/15/47)	11,321	14,454,876
6.13%, 12/15/45 (Call 06/15/45)	9,905	12,683,608
6.25%, 04/15/49 (Call 10/15/48)(a)	16,256	21,618,277
6.50%, 02/01/42 (Call 08/01/41)(a)	9,344	12,041,389
Enterprise Products Operating LLC 2.80%, 01/31/30 (Call 10/31/29)(a)	13,827	14,363,439
3.13%, 07/31/29 (Call 04/30/29)(a)	9,871	10,515,387
3.20%, 02/15/52 (Call 08/15/51)(a)	10,857	10,709,602
3.30%, 02/15/53 (Call 08/15/52)(a)	10,261	10,285,867
3.70%, 02/15/26 (Call 11/15/25)(a)	8,301	9,017,506
3.70%, 01/31/51 (Call 07/31/50)	10,383	11,028,795
3.75%, 02/15/25 (Call 11/15/24)(a)	11,689	12,575,372
3.95%, 01/31/60 (Call 07/31/59)(a)	10,985	12,030,334
4.15%, 10/16/28 (Call 07/16/28)	7,540	8,508,294
4.20%, 01/31/50 (Call 07/31/49)(a)	9,713	11,090,379
4.25%, 02/15/48 (Call 08/15/47)	12,695	14,488,755
4.45%, 02/15/43 (Call 08/15/42)	10,321	11,889,036
4.80%, 02/01/49 (Call 08/01/48)(a)	11,944	14,721,406
4.85%, 08/15/42 (Call 02/15/42)	7,819	9,484,934
4.85%, 03/15/44 (Call 09/15/43)	13,937	16,879,720
4.90%, 05/15/46 (Call 11/15/45)	8,826	10,876,771
5.10%, 02/15/45 (Call 08/15/44)	11,714	14,563,127
5.95%, 02/01/41	7,262	9,890,604
Kinder Morgan Energy Partners LP 5.50%, 03/01/44 (Call 09/01/43)(a)	7,328	9,157,594
6.95%, 01/15/38	9,594	13,533,828
Kinder Morgan Inc. 2.00%, 02/15/31 (Call 11/15/30)(a)	7,089	6,742,123
3.60%, 02/15/51 (Call 08/15/50)	9,000	9,159,136
4.30%, 06/01/25 (Call 03/01/25)(a)	14,972	16,360,710
4.30%, 03/01/28 (Call 12/01/27)(a)	12,537	14,089,378
5.05%, 02/15/46 (Call 08/15/45)	8,390	10,198,371
5.20%, 03/01/48 (Call 09/01/47)	9,680	12,157,009

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
5.30%, 12/01/34 (Call 06/01/34)	$4,549	$5,547,345
5.55%, 06/01/45 (Call 12/01/44)(a)	16,390	21,076,819
7.75%, 01/15/32	10,602	15,064,246
Magellan Midstream Partners LP, 3.95%, 03/01/50 (Call 09/01/49)	10,158	10,956,043
MPLX LP
1.75%, 03/01/26 (Call 02/01/26)	15,102	15,040,044
2.65%, 08/15/30 (Call 05/15/30)(a)	14,234	14,166,727
4.00%, 03/15/28 (Call 12/15/27)	11,028	12,145,366
4.13%, 03/01/27 (Call 12/01/26)	12,076	13,310,956
4.50%, 04/15/38 (Call 10/15/37)(a)	14,878	16,740,641
4.70%, 04/15/48 (Call 10/15/47)(a)	12,645	14,833,445
4.80%, 02/15/29 (Call 11/15/28)(a)	7,991	9,186,284
4.88%, 12/01/24 (Call 09/01/24)	3,009	3,305,070
4.88%, 06/01/25 (Call 03/01/25)	13,988	15,487,730
5.20%, 03/01/47 (Call 09/01/46)	9,557	11,759,934
5.50%, 02/15/49 (Call 08/15/48)	16,071	20,715,596
ONEOK Inc.
3.10%, 03/15/30 (Call 12/15/29)	7,434	7,672,486
3.40%, 09/01/29 (Call 06/01/29)	6,325	6,651,655
4.55%, 07/15/28 (Call 04/15/28)	7,161	8,067,502
5.20%, 07/15/48 (Call 01/15/48)(a)	6,994	8,601,783
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/29 (Call 09/15/29)	12,387	12,929,146
3.60%, 11/01/24 (Call 08/01/24)	1,966	2,078,336
3.80%, 09/15/30 (Call 06/15/30)(a)	7,178	7,599,110
4.50%, 12/15/26 (Call 09/15/26)(a)	8,566	9,446,670
4.65%, 10/15/25 (Call 07/15/25)(a)	9,968	10,949,183
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (Call 09/15/27)(a)	10,872	12,059,987
4.50%, 05/15/30 (Call 11/15/29)	18,450	20,994,410
5.00%, 03/15/27 (Call 09/15/26)	13,767	15,639,253
5.63%, 03/01/25 (Call 12/01/24)	18,325	20,565,964
5.88%, 06/30/26 (Call 12/31/25)	15,855	18,430,737
TransCanada PipeLines Ltd.
2.50%, 10/12/31 (Call 07/12/31)	15,141	15,034,901
4.10%, 04/15/30 (Call 01/15/30)(a)	14,383	16,101,497
4.25%, 05/15/28 (Call 02/15/28)(a)	13,753	15,518,662
4.63%, 03/01/34 (Call 12/01/33)(a)	12,590	14,754,979
4.88%, 01/15/26 (Call 10/15/25)(a)	8,381	9,461,961
4.88%, 05/15/48 (Call 11/15/47)	8,555	10,891,660
5.10%, 03/15/49 (Call 09/15/48)(a)	9,916	13,192,266
6.10%, 06/01/40	6,164	8,449,061
6.20%, 10/15/37	11,050	15,067,683
7.63%, 01/15/39	10,855	16,810,843
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/26 (Call 11/01/25)	10,067	12,398,992
Williams Companies Inc. (The)
2.60%, 03/15/31 (Call 12/15/30)(a)	6,568	6,567,732
3.50%, 11/15/30 (Call 08/15/30)(a)	9,595	10,300,278
3.75%, 06/15/27 (Call 03/15/27)(a)	15,523	16,896,792
3.90%, 01/15/25 (Call 10/15/24)	4,295	4,610,451
4.00%, 09/15/25 (Call 06/15/25)(a)	7,858	8,537,048
4.85%, 03/01/48 (Call 09/01/47)(a)	7,437	9,129,063
5.10%, 09/15/45 (Call 03/15/45)(a)	10,107	12,637,558
6.30%, 04/15/40	11,849	16,141,880

		1,234,783,626

Real Estate Investment Trusts — 1.8%
Alexandria Real Estate Equities Inc. 1.88%, 02/01/33 (Call 11/01/32)(a)	10,624	9,952,999

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
2.00%, 05/18/32 (Call 02/18/32)(a)	$8,937	$8,599,795
3.00%, 05/18/51 (Call 11/18/50)(a)	9,072	9,057,354
3.38%, 08/15/31 (Call 05/15/31)(a)	6,991	7,556,001
American Tower Corp.
1.88%, 10/15/30 (Call 07/15/30)	6,008	5,717,175
2.10%, 06/15/30 (Call 03/15/30)	5,438	5,280,442
2.40%, 03/15/25 (Call 02/15/25)	8,201	8,461,785
2.75%, 01/15/27 (Call 11/15/26)(a)	10,237	10,645,836
2.90%, 01/15/30 (Call 10/15/29)	8,387	8,668,697
2.95%, 01/15/51 (Call 07/15/50)	10,937	10,580,798
3.10%, 06/15/50 (Call 12/15/49)	10,146	10,066,138
3.38%, 10/15/26 (Call 07/15/26)	9,786	10,470,228
3.55%, 07/15/27 (Call 04/15/27)(a)	4,257	4,591,513
3.80%, 08/15/29 (Call 05/15/29)	15,587	17,130,835
4.00%, 06/01/25 (Call 03/01/25)	7,002	7,578,839
Boston Properties LP
2.45%, 10/01/33 (Call 07/01/33)(a)	20,400	19,758,057
2.55%, 04/01/32 (Call 01/01/32)(a)	7,033	6,998,476
2.75%, 10/01/26 (Call 07/01/26)	10,095	10,545,801
3.20%, 01/15/25 (Call 10/15/24)	5,625	5,925,366
3.25%, 01/30/31 (Call 10/30/30)	10,024	10,510,380
3.40%, 06/21/29 (Call 03/21/29)	7,812	8,381,521
3.65%, 02/01/26 (Call 11/03/25)	8,920	9,623,849
4.50%, 12/01/28 (Call 09/01/28)(a)	7,191	8,213,755
Brixmor Operating Partnership LP
4.05%, 07/01/30 (Call 04/01/30)	7,733	8,538,663
4.13%, 05/15/29 (Call 02/15/29)	7,239	8,085,555
Crown Castle International Corp.
1.05%, 07/15/26 (Call 06/15/26)(a)	15,432	14,937,232
2.10%, 04/01/31 (Call 01/01/31)	9,414	9,018,395
2.25%, 01/15/31 (Call 10/15/30)(a)	9,779	9,502,731
2.50%, 07/15/31 (Call 04/15/31)(a)	8,377	8,304,543
2.90%, 04/01/41 (Call 10/01/40)	11,943	11,513,169
3.25%, 01/15/51 (Call 07/15/50)	10,222	10,268,973
3.30%, 07/01/30 (Call 04/01/30)	5,866	6,202,546
3.65%, 09/01/27 (Call 06/01/27)(a)	8,226	8,931,796
3.70%, 06/15/26 (Call 03/15/26)(a)	9,337	10,083,796
3.80%, 02/15/28 (Call 11/15/27)	8,795	9,644,943
4.45%, 02/15/26 (Call 11/15/25)(a)	9,357	10,356,607
Digital Realty Trust LP
3.60%, 07/01/29 (Call 04/01/29)(a)	9,897	10,775,228
3.70%, 08/15/27 (Call 05/15/27)(a)	9,966	10,911,983
Equinix Inc.
2.15%, 07/15/30 (Call 04/15/30)(a)	12,907	12,570,738
2.50%, 05/15/31 (Call 02/15/31)	16,024	16,043,687
2.63%, 11/18/24 (Call 10/18/24)	5,101	5,296,897
3.20%, 11/18/29 (Call 08/18/29)	11,014	11,612,266
ERP Operating LP, 4.50%, 07/01/44 (Call 01/01/44)	6,550	8,188,903
GLP Capital LP/GLP Financing II Inc.
5.25%, 06/01/25 (Call 03/01/25)	6,290	6,984,665
5.30%, 01/15/29 (Call 10/15/28)	5,984	6,859,469
5.38%, 04/15/26 (Call 01/15/26)(a)	11,976	13,447,612
Healthcare Trust of America Holdings LP, 2.00%, 03/15/31 (Call 12/15/30)	8,026	7,575,709
Healthpeak Properties Inc., 3.00%, 01/15/30 (Call 10/15/29)	7,941	8,351,412
Prologis LP
1.25%, 10/15/30 (Call 07/15/30)(a)	8,831	8,221,713
2.25%, 04/15/30 (Call 01/15/30)(a)	11,209	11,308,340

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Realty Income Corp., 3.25%, 01/15/31 (Call 10/15/30)(a)	$9,696	$10,461,128
Simon Property Group LP	7,409	7,280,752
1.75%, 02/01/28 (Call 11/01/27)(a)
2.45%, 09/13/29 (Call 06/13/29)(a)	12,010	12,206,641
2.65%, 07/15/30 (Call 04/15/30)(a)	5,683	5,808,374
3.25%, 11/30/26 (Call 08/30/26)(a)	7,480	8,028,205
3.25%, 09/13/49 (Call 03/13/49)(a)	11,087	11,479,949
3.30%, 01/15/26 (Call 10/15/25)(a)	8,766	9,410,250
3.38%, 06/15/27 (Call 03/15/27)	7,197	7,776,725
3.38%, 12/01/27 (Call 09/01/27)(a)	8,391	9,036,446
3.50%, 09/01/25 (Call 06/01/25)(a)	11,877	12,796,920
3.80%, 07/15/50 (Call 01/15/50)(a)	6,910	7,813,418
Ventas Realty LP, 4.40%, 01/15/29 (Call 10/15/28)(a)	7,256	8,238,106
Welltower Inc.
2.80%, 06/01/31 (Call 03/01/31)	7,312	7,496,301
3.10%, 01/15/30 (Call 10/15/29)	8,035	8,437,878
4.00%, 06/01/25 (Call 03/01/25)	14,301	15,490,796
4.25%, 04/15/28 (Call 01/15/28)(a)	8,517	9,640,263
Weyerhaeuser Co.
4.00%, 11/15/29 (Call 08/15/29)(a)	6,882	7,719,363
4.00%, 04/15/30 (Call 01/15/30)	10,296	11,546,459
7.38%, 03/15/32	11,237	15,906,569

		664,427,754

Retail — 2.7%
AutoZone Inc., 4.00%, 04/15/30 (Call 01/15/30)(a)	7,881	8,861,777
Costco Wholesale Corp.
1.38%, 06/20/27 (Call 04/20/27)	16,756	16,617,234
1.60%, 04/20/30 (Call 01/20/30)(a)	16,541	16,082,816
1.75%, 04/20/32 (Call 01/20/32)	8,081	7,867,922
3.00%, 05/18/27 (Call 02/18/27)(a)	9,506	10,298,881
Dollar General Corp., 3.50%, 04/03/30 (Call 01/03/30)(a)	12,392	13,491,428
Dollar Tree Inc.
4.00%, 05/15/25 (Call 03/15/25)	11,054	11,980,920
4.20%, 05/15/28 (Call 02/15/28)(a)	11,866	13,368,435
Home Depot Inc. (The)
1.38%, 03/15/31 (Call 12/15/30)(a)	10,218	9,601,566
1.50%, 09/15/28 (Call 07/15/28)(a)	6,142	6,028,718
1.88%, 09/15/31 (Call 06/15/31)(a)	6,373	6,217,251
2.13%, 09/15/26 (Call 06/15/26)(a)	10,864	11,235,616
2.38%, 03/15/51 (Call 09/15/50)(a)	11,397	10,625,683
2.50%, 04/15/27 (Call 02/15/27)(a)	7,527	7,901,987
2.70%, 04/15/30 (Call 01/15/30)	15,330	16,157,198
2.75%, 09/15/51 (Call 03/15/51)(a)	7,166	7,194,645
2.80%, 09/14/27 (Call 06/14/27)(a)	10,596	11,284,253
2.95%, 06/15/29 (Call 03/15/29)(a)	18,183	19,500,684
3.00%, 04/01/26 (Call 01/01/26)	13,482	14,404,387
3.13%, 12/15/49 (Call 06/15/49)(a)	12,947	13,845,971
3.30%, 04/15/40 (Call 10/15/39)	15,370	16,679,060
3.35%, 09/15/25 (Call 06/15/25)	8,335	8,976,530
3.35%, 04/15/50 (Call 10/15/49)(a)	16,962	18,860,010
3.50%, 09/15/56 (Call 03/15/56)	9,963	11,366,549
3.90%, 12/06/28 (Call 09/06/28)(a)	10,971	12,487,558
3.90%, 06/15/47 (Call 12/15/46)(a)	12,826	15,376,188
4.20%, 04/01/43 (Call 10/01/42)	9,564	11,576,707
4.25%, 04/01/46 (Call 10/01/45)(a)	18,222	22,906,865
4.40%, 03/15/45 (Call 09/15/44)	9,612	12,220,752
4.50%, 12/06/48 (Call 06/06/48)	13,491	17,703,702
4.88%, 02/15/44 (Call 08/15/43)	10,638	14,009,644

Security	Par (000)	Value

Retail (continued)
5.88%, 12/16/36	$25,630	$36,082,022
5.95%, 04/01/41 (Call 10/01/40)	10,201	14,635,899
Lowe’s Companies Inc.
1.30%, 04/15/28 (Call 02/15/28)	10,802	10,388,820
1.70%, 09/15/28 (Call 07/15/28)	10,640	10,448,694
1.70%, 10/15/30 (Call 07/15/30)	14,625	13,935,497
2.50%, 04/15/26 (Call 01/15/26)(a)	13,015	13,594,764
2.63%, 04/01/31 (Call 01/01/31)(a)	12,190	12,443,123
2.80%, 09/15/41 (Call 03/15/41)(a)	10,734	10,545,730
3.00%, 10/15/50 (Call 04/15/50)(a)	19,166	19,184,666
3.10%, 05/03/27 (Call 02/03/27)	15,408	16,496,541
3.38%, 09/15/25 (Call 06/15/25)	9,576	10,287,638
3.65%, 04/05/29 (Call 01/05/29)(a)	8,614	9,507,249
3.70%, 04/15/46 (Call 10/15/45)(a)	12,447	13,836,469
4.00%, 04/15/25 (Call 03/15/25)	2,754	2,998,643
4.05%, 05/03/47 (Call 11/03/46)	15,712	18,317,166
4.50%, 04/15/30 (Call 01/15/30)(a)	11,464	13,368,138
McDonald’s Corp.
2.13%, 03/01/30 (Call 12/01/29)(a)	9,667	9,678,420
2.63%, 09/01/29 (Call 06/01/29)(a)	11,095	11,495,861
3.30%, 07/01/25 (Call 06/01/25)	5,398	5,758,615
3.50%, 03/01/27 (Call 12/01/26)(a)	9,389	10,225,293
3.50%, 07/01/27 (Call 05/01/27)(a)	8,826	9,614,096
3.60%, 07/01/30 (Call 04/01/30)(a)	10,224	11,340,731
3.63%, 09/01/49 (Call 03/01/49)(a)	19,385	21,639,852
3.70%, 01/30/26 (Call 10/30/25)	17,734	19,283,508
3.80%, 04/01/28 (Call 01/01/28)(a)	10,243	11,412,943
4.20%, 04/01/50 (Call 10/01/49)(a)	6,467	7,906,933
4.45%, 03/01/47 (Call 09/01/46)	10,312	12,824,564
4.45%, 09/01/48 (Call 03/01/48)	5,699	7,146,755
4.70%, 12/09/35 (Call 06/09/35)(a)	7,297	8,963,144
4.88%, 12/09/45 (Call 06/09/45)	17,521	22,839,168
6.30%, 10/15/37(a)	8,192	11,724,637
6.30%, 03/01/38(a)	7,474	10,676,500
O’Reilly Automotive Inc., 3.60%, 09/01/27 (Call 06/01/27)(a)	10,692	11,728,337
Starbucks Corp.
2.25%, 03/12/30 (Call 12/12/29)(a)	8,567	8,589,979
2.55%, 11/15/30 (Call 08/15/30)(a)	10,511	10,723,167
3.50%, 11/15/50 (Call 05/15/50)	11,153	12,099,724
3.55%, 08/15/29 (Call 05/15/29)(a)	11,169	12,274,957
3.80%, 08/15/25 (Call 06/15/25)(a)	12,461	13,541,878
4.00%, 11/15/28 (Call 08/15/28)(a)	6,410	7,252,006
4.45%, 08/15/49 (Call 02/15/49)	9,605	11,955,084
4.50%, 11/15/48 (Call 05/15/48)(a)	12,384	15,481,001
Target Corp.
2.25%, 04/15/25 (Call 03/15/25)(a)	16,392	17,003,302
2.35%, 02/15/30 (Call 11/15/29)(a)	8,170	8,424,975
2.50%, 04/15/26(a)	10,771	11,366,357
3.38%, 04/15/29 (Call 01/15/29)(a)	10,880	12,003,454
4.00%, 07/01/42(a)	7,032	8,636,965
TJX Companies Inc. (The), 2.25%, 09/15/26 (Call 06/15/26)(a)	9,958	10,354,367
Walgreens Boots Alliance Inc.
3.45%, 06/01/26 (Call 03/01/26)(a)	5,454	5,844,770
4.10%, 04/15/50 (Call 10/15/49)(a)	7,846	8,832,970
Walmart Inc.
3.05%, 07/08/26 (Call 05/08/26)	331	356,783
3.55%, 06/26/25 (Call 04/26/25)(a)	977	1,065,581
3.70%, 06/26/28 (Call 03/26/28)	1,914	2,157,577

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
4.05%, 06/29/48 (Call 12/29/47)	$1,745	$2,236,546
5.25%, 09/01/35	770	1,050,400
6.20%, 04/15/38	265	395,613
6.50%, 08/15/37	66	100,777

		1,006,809,586

Semiconductors — 3.3%
Analog Devices Inc.
1.70%, 10/01/28 (Call 08/01/28)	10,239	10,166,495
2.10%, 10/01/31 (Call 07/01/31)	5,789	5,792,068
2.80%, 10/01/41 (Call 04/01/41)	9,203	9,346,569
2.95%, 10/01/51 (Call 04/01/51)	9,580	9,945,909
3.50%, 12/05/26 (Call 09/05/26)	10,446	11,403,570
Applied Materials Inc.
1.75%, 06/01/30 (Call 03/01/30)(a)	7,783	7,614,100
2.75%, 06/01/50 (Call 12/01/49)(a)	8,907	8,972,118
3.30%, 04/01/27 (Call 01/01/27)(a)	14,138	15,349,082
4.35%, 04/01/47 (Call 10/01/46)(a)	9,122	11,678,802
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.50%, 01/15/28 (Call 10/15/27)(a)	14,502	15,660,085
3.88%, 01/15/27 (Call 10/15/26)	36,717	39,800,240
Broadcom Inc.
1.95%, 02/15/28 (Call 12/15/27)(a)(c)	10,233	10,021,900
2.45%, 02/15/31 (Call 11/15/30)(c)	25,517	24,666,082
2.60%, 02/15/33 (Call 11/15/32)(c)	16,407	15,808,044
3.14%, 11/15/35 (Call 08/15/35)(c)	16,621	16,315,976
3.15%, 11/15/25 (Call 10/15/25)(a)	17,489	18,472,585
3.19%, 11/15/36 (Call 08/15/36)(c)	13,194	12,967,480
3.42%, 04/15/33 (Call 01/15/33)(c)	20,854	21,530,646
3.46%, 09/15/26 (Call 07/15/26)(a)	19,042	20,309,533
3.47%, 04/15/34 (Call 01/15/34)(c)	29,347	30,280,232
3.50%, 02/15/41 (Call 08/15/40)(c)	27,873	27,697,539
3.75%, 02/15/51 (Call 08/15/50)(a)(c)	15,603	16,134,689
4.11%, 09/15/28 (Call 06/15/28)(a)	20,767	22,892,338
4.15%, 11/15/30 (Call 08/15/30)	25,519	28,038,795
4.25%, 04/15/26 (Call 02/15/26)	13,115	14,426,909
4.30%, 11/15/32 (Call 08/15/32)(a)	21,064	23,439,202
4.70%, 04/15/25 (Call 03/15/25)	12,918	14,264,243
4.75%, 04/15/29 (Call 01/15/29)	28,003	31,901,835
5.00%, 04/15/30 (Call 01/15/30)	17,644	20,463,554
Intel Corp.
1.60%, 08/12/28 (Call 06/12/28)(a)	9,931	9,784,659
2.00%, 08/12/31 (Call 05/12/31)(a)	9,829	9,657,460
2.45%, 11/15/29 (Call 08/15/29)	18,594	19,180,178
2.60%, 05/19/26 (Call 02/19/26)(a)	11,061	11,659,145
2.80%, 08/12/41 (Call 02/12/41)(a)	9,098	9,069,975
3.05%, 08/12/51 (Call 02/12/51)(a)	12,150	12,364,447
3.10%, 02/15/60 (Call 08/15/59)	9,657	9,741,686
3.15%, 05/11/27 (Call 02/11/27)(a)	11,433	12,354,256
3.20%, 08/12/61 (Call 02/12/61)(a)	7,583	7,771,868
3.25%, 11/15/49 (Call 05/15/49)	20,563	21,705,797
3.40%, 03/25/25 (Call 02/25/25)(a)	11,748	12,586,906
3.70%, 07/29/25 (Call 04/29/25)	20,078	21,795,388
3.73%, 12/08/47 (Call 06/08/47)	19,487	22,037,342
3.75%, 03/25/27 (Call 01/25/27)(a)	10,154	11,236,260
3.90%, 03/25/30 (Call 12/25/29)(a)	13,757	15,626,690
4.00%, 12/15/32(a)	7,423	8,632,599
4.10%, 05/19/46 (Call 11/19/45)	13,476	16,041,271
4.10%, 05/11/47 (Call 11/11/46)(a)	10,206	12,176,987
4.60%, 03/25/40 (Call 09/25/39)	9,360	11,659,896
4.75%, 03/25/50 (Call 09/25/49)(a)	20,675	27,474,106

Security	Par (000)	Value

Semiconductors (continued)
4.80%, 10/01/41(a)	$7,841	$10,051,615
4.90%, 07/29/45 (Call 01/29/45)(a)	7,029	9,316,604
4.95%, 03/25/60 (Call 09/25/59)	9,287	13,121,832
KLA Corp.
3.30%, 03/01/50 (Call 08/28/49)(a)	5,085	5,438,044
4.10%, 03/15/29 (Call 12/15/28)(a)	6,250	7,104,379
4.65%, 11/01/24 (Call 08/01/24)	3,499	3,826,949
Lam Research Corp.
1.90%, 06/15/30 (Call 03/15/30)	7,927	7,846,357
2.88%, 06/15/50 (Call 12/15/49)	11,005	11,213,430
3.75%, 03/15/26 (Call 01/15/26)	8,806	9,658,379
4.00%, 03/15/29 (Call 12/15/28)	8,389	9,539,946
4.88%, 03/15/49 (Call 09/15/48)	6,340	8,666,123
Marvell Technology Inc.
2.45%, 04/15/28 (Call 02/15/28)	6,998	7,065,407
2.95%, 04/15/31 (Call 01/15/31)	8,473	8,664,392
Micron Technology Inc.
2.70%, 04/15/32 (Call 01/15/32)	15,000	14,977,918
4.19%, 02/15/27 (Call 12/15/26)	11,177	12,321,308
4.66%, 02/15/30 (Call 11/15/29)	9,419	10,763,542
NVIDIA Corp.
1.55%, 06/15/28 (Call 04/15/28)	13,317	13,092,503
2.00%, 06/15/31 (Call 03/15/31)(a)	12,819	12,693,007
2.85%, 04/01/30 (Call 01/01/30)	14,075	14,960,584
3.20%, 09/16/26 (Call 06/16/26)	7,314	7,934,332
3.50%, 04/01/40 (Call 10/01/39)	6,157	6,873,046
3.50%, 04/01/50 (Call 10/01/49)	20,352	23,238,834
NXP BV/NXP Funding LLC/NXP USA Inc.
2.50%, 05/11/31 (Call 02/11/31)(c)	12,106	12,015,381
3.25%, 05/11/41 (Call 11/11/40)(a)(c)	9,433	9,630,499
3.40%, 05/01/30 (Call 02/01/30)(c)	11,847	12,734,345
3.88%, 06/18/26 (Call 04/18/26)(c)	7,410	8,069,794
4.30%, 06/18/29 (Call 03/18/29)(c)	8,626	9,713,901
QUALCOMM Inc.
1.30%, 05/20/28 (Call 02/20/28)	7,701	7,460,163
1.65%, 05/20/32 (Call 02/20/32)	15,472	14,626,266
2.15%, 05/20/30 (Call 02/20/30)(a)	10,928	11,034,536
3.25%, 05/20/27 (Call 02/20/27)(a)	22,330	24,173,446
3.25%, 05/20/50 (Call 11/20/49)(a)	7,663	8,364,551
3.45%, 05/20/25 (Call 02/20/25)	11,483	12,322,780
4.30%, 05/20/47 (Call 11/20/46)	14,960	18,855,535
4.65%, 05/20/35 (Call 11/20/34)	9,179	11,339,217
4.80%, 05/20/45 (Call 11/20/44)	15,148	20,100,992
Texas Instruments Inc.
1.38%, 03/12/25 (Call 02/12/25)	4,969	5,008,761
1.75%, 05/04/30 (Call 02/04/30)	7,503	7,372,265
2.25%, 09/04/29 (Call 06/04/29)	9,053	9,296,501
3.88%, 03/15/39 (Call 09/15/38)	7,052	8,355,578
4.15%, 05/15/48 (Call 11/15/47)	15,378	19,562,368

		1,256,322,946

Software — 4.0%
Activision Blizzard Inc.
2.50%, 09/15/50 (Call 03/15/50)	12,476	11,190,333
3.40%, 09/15/26 (Call 06/15/26)	10,449	11,258,862
Adobe Inc.
2.15%, 02/01/27 (Call 12/01/26)	9,959	10,311,819
2.30%, 02/01/30 (Call 11/01/29)	15,002	15,382,539
3.25%, 02/01/25 (Call 11/01/24)(a)	7,236	7,699,283
Autodesk Inc., 2.40%, 12/15/31 (Call 09/15/31)	8,503	8,364,495

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Broadridge Financial Solutions Inc.
2.60%, 05/01/31 (Call 02/01/31)	$12,670	$12,745,978
2.90%, 12/01/29 (Call 09/01/29)(a)	7,083	7,349,591
Citrix Systems Inc.
1.25%, 03/01/26 (Call 02/01/26)	7,164	6,971,696
3.30%, 03/01/30 (Call 12/01/29)(a)	9,855	9,999,601
4.50%, 12/01/27 (Call 09/01/27)(a)	7,278	7,945,470
Fidelity National Information Services Inc.
1.15%, 03/01/26 (Call 02/01/26	11,884	11,648,964
1.65%, 03/01/28 (Call 01/01/28)(a)	9,698	9,430,515
2.25%, 03/01/31 (Call 12/01/30)(a)	12,411	12,203,860
3.10%, 03/01/41 (Call 09/01/40)(a)	7,866	7,974,874
Fiserv Inc.
2.25%, 06/01/27 (Call 04/01/27)(a)	10,526	10,692,314
2.65%, 06/01/30 (Call 03/01/30)(a)	7,065	7,183,631
3.20%, 07/01/26 (Call 05/01/26)(a)	21,622	22,973,211
3.50%, 07/01/29 (Call 04/01/29)(a)	30,915	33,396,006
3.85%, 06/01/25 (Call 03/01/25)(a)	7,184	7,752,581
4.20%, 10/01/28 (Call 07/01/28)(a)	11,720	13,258,555
4.40%, 07/01/49 (Call 01/01/49)(a)	17,150	20,690,738
Microsoft Corp.
2.40%, 08/08/26 (Call 05/08/26)(a)	41,519	43,559,468
2.53%, 06/01/50 (Call 12/01/49)	67,945	67,009,805
2.68%, 06/01/60 (Call 12/01/59)	38,644	38,532,964
2.70%, 02/12/25 (Call 11/12/24)	7,627	8,027,488
2.92%, 03/17/52 (Call 09/17/51)	64,375	68,066,082
3.04%, 03/17/62 (Call 09/17/61)	22,939	24,707,081
3.13%, 11/03/25 (Call 08/03/25)(a)	26,523	28,448,018
3.30%, 02/06/27 (Call 11/06/26)	42,474	46,299,540
3.45%, 08/08/36 (Call 02/08/36)(a)	18,188	20,828,903
3.50%, 02/12/35 (Call 08/12/34)	17,417	19,939,356
3.70%, 08/08/46 (Call 02/08/46)	19,636	23,566,134
4.10%, 02/06/37 (Call 08/06/36)	7,183	8,777,360
4.25%, 02/06/47 (Call 08/06/46)	8,089	10,514,576
4.45%, 11/03/45 (Call 05/03/45)	2,621	3,472,902
4.50%, 02/06/57 (Call 08/06/56)	2,424	3,398,569
Oracle Corp.
1.65%, 03/25/26 (Call 02/25/26)(a)	25,746	25,798,669
2.30%, 03/25/28 (Call 01/25/28)	20,319	20,541,928
2.50%, 04/01/25 (Call 03/01/25)(a)	33,767	35,019,215
2.65%, 07/15/26 (Call 04/15/26)	28,520	29,634,915
2.80%, 04/01/27 (Call 02/01/27)(a)	22,116	23,103,097
2.88%, 03/25/31 (Call 12/25/30)	33,643	34,466,641
2.95%, 11/15/24 (Call 09/15/24)	9,543	10,017,092
2.95%, 05/15/25 (Call 02/15/25)(a)	23,671	24,871,475
2.95%, 04/01/30 (Call 01/01/30)(a)	31,801	32,978,648
3.25%, 11/15/27 (Call 08/15/27)	27,673	29,555,201
3.60%, 04/01/40 (Call 10/01/39)	30,494	31,696,043
3.60%, 04/01/50 (Call 10/01/49)	42,893	43,851,599
3.65%, 03/25/41 (Call 09/25/40)	22,413	23,501,877
3.80%, 11/15/37 (Call 05/15/37)	21,009	22,520,358
3.85%, 07/15/36 (Call 01/15/36)	10,378	11,190,085
3.85%, 04/01/60 (Call 10/01/59)	31,208	32,588,985
3.90%, 05/15/35 (Call 11/15/34)	12,024	13,093,651
3.95%, 03/25/51 (Call 09/25/50)(a)	33,141	35,884,269
4.00%, 07/15/46 (Call 01/15/46)	27,953	30,196,941
4.00%, 11/15/47 (Call 05/15/47)	21,828	23,611,132
4.10%, 03/25/61 (Call 09/25/60)(a)	18,078	19,780,680
4.13%, 05/15/45 (Call 11/15/44)(a)	20,900	22,998,556
4.30%, 07/08/34 (Call 01/08/34)	20,894	23,599,832

Security	Par (000)	Value

Software (continued)
4.38%, 05/15/55 (Call 11/15/54)(a)	$9,974	$11,400,028
4.50%, 07/08/44 (Call 01/08/44)	9,859	11,330,776
5.38%, 07/15/40	22,558	28,492,387
6.13%, 07/08/39	11,263	15,277,872
6.50%, 04/15/38	10,926	15,283,750
Roper Technologies Inc.
1.75%, 02/15/31 (Call 11/15/30)(a)	11,216	10,595,342
4.20%, 09/15/28 (Call 06/15/28)(a)	9,187	10,376,390
salesforce.com Inc.
1.50%, 07/15/28 (Call 05/15/28)(a)	11,235	11,076,362
1.95%, 07/15/31 (Call 04/15/31)(a)	15,316	15,242,771
2.70%, 07/15/41 (Call 01/15/41)(a)	12,545	12,604,153
2.90%, 07/15/51 (Call 01/15/51)(a)	18,788	19,342,588
3.05%, 07/15/61 (Call 01/15/61)	13,614	14,222,392
3.70%, 04/11/28 (Call 01/11/28)(a)	13,411	15,009,963
VMware Inc.
1.40%, 08/15/26 (Call 07/15/26)(a)	8,061	7,936,480
1.80%, 08/15/28 (Call 06/15/28)(a)	9,223	8,984,729
2.20%, 08/15/31 (Call 05/15/31)(a)	6,030	5,870,749
3.90%, 08/21/27 (Call 05/21/27)(a)	14,105	15,456,922
4.50%, 05/15/25 (Call 04/15/25)(a)	9,074	10,006,900
4.70%, 05/15/30 (Call 02/15/30)	7,815	9,132,491

		1,529,717,096

Telecommunications — 7.3%
AT&T Inc.
1.65%, 02/01/28 (Call 12/01/27)(a)	22,401	21,851,649
1.70%, 03/25/26 (Call 03/25/23)(a)	12,868	12,926,448
2.25%, 02/01/32 (Call 11/01/31)	24,535	23,604,878
2.30%, 06/01/27 (Call 04/01/27)	25,199	25,749,220
2.55%, 12/01/33 (Call 09/01/33)(a)	38,272	37,192,282
2.75%, 06/01/31 (Call 03/01/31)(a)	28,588	29,078,822
3.10%, 02/01/43 (Call 08/01/42)	24,926	23,999,999
3.30%, 02/01/52 (Call 08/01/51)	20,454	20,074,423
3.40%, 05/15/25 (Call 02/15/25)(a)	21,590	23,059,210
3.50%, 06/01/41 (Call 12/01/40)(a)	21,431	22,073,525
3.50%, 09/15/53 (Call 03/15/53)	74,353	75,303,960
3.50%, 02/01/61 (Call 08/01/60)(a)	16,280	15,933,342
3.55%, 09/15/55 (Call 03/15/55)(a)	75,308	76,478,836
3.65%, 06/01/51 (Call 12/01/50)	24,866	25,860,456
3.65%, 09/15/59 (Call 03/15/59)	64,591	65,534,145
3.80%, 02/15/27 (Call 11/15/26)(a)	7,546	8,252,372
3.80%, 12/01/57 (Call 06/01/57)(a)	57,113	60,007,487
3.85%, 06/01/60 (Call 12/01/59)	15,522	16,360,430
4.10%, 02/15/28 (Call 11/15/27)(a)	15,363	17,218,058
4.13%, 02/17/26 (Call 11/17/25)(a)	7,875	8,689,821
4.25%, 03/01/27 (Call 12/01/26)(a)	12,059	13,474,651
4.30%, 02/15/30 (Call 11/15/29)	30,277	34,362,248
4.30%, 12/15/42 (Call 06/15/42)	13,145	14,880,601
4.35%, 03/01/29 (Call 12/01/28)(a)	29,396	33,383,409
4.35%, 06/15/45 (Call 12/15/44)	12,594	14,407,369
4.50%, 05/15/35 (Call 11/15/34)(a)	23,468	27,118,602
4.50%, 03/09/48 (Call 09/09/47)	17,232	20,383,826
4.55%, 03/09/49 (Call 09/09/48)	8,659	10,193,118
4.75%, 05/15/46 (Call 11/15/45)(a)	19,521	23,886,388
4.85%, 03/01/39 (Call 09/01/38)	11,435	13,741,072
5.15%, 02/15/50 (Call 08/14/49)(a)	8,374	10,774,369
5.25%, 03/01/37 (Call 09/01/36)	18,602	23,073,099
5.35%, 09/01/40	10,990	13,998,444
5.65%, 02/15/47 (Call 08/15/46)(a)	9,976	13,522,092
Bell Canada, 4.46%, 04/01/48 (Call 10/01/47)(a)	10,329	12,829,752

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
British Telecommunications PLC, 9.63%, 12/15/30(a)	$26,267	$39,435,414
Cisco Systems Inc.
2.50%, 09/20/26 (Call 06/20/26)(a)	13,651	14,446,444
2.95%, 02/28/26	8,292	8,873,591
5.50%, 01/15/40	17,811	24,987,413
5.90%, 02/15/39(a)	22,111	32,026,548
Corning Inc.
4.38%, 11/15/57 (Call 05/15/57)(a)	9,148	11,156,071
5.45%, 05/15/79 (Call 05/19/79)(a)	9,364	12,580,853
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	36,724	53,771,560
Motorola Solutions Inc.
2.30%, 11/15/30 (Call 08/15/30)	10,271	10,024,855
2.75%, 05/24/31 (Call 02/24/31)	7,831	7,904,724
4.60%, 05/23/29 (Call 02/23/29)	8,103	9,327,904
Orange SA
5.38%, 01/13/42	8,522	11,330,930
5.50%, 02/06/44 (Call 08/06/43)	9,368	12,808,138
9.00%, 03/01/31	27,191	41,717,952
Rogers Communications Inc.
3.70%, 11/15/49 (Call 05/15/49)	10,055	10,438,381
4.30%, 02/15/48 (Call 08/15/47)(a)	10,423	11,778,046
4.35%, 05/01/49 (Call 11/01/48)	9,387	10,698,440
5.00%, 03/15/44 (Call 09/15/43)	12,791	15,543,687
Telefonica Emisiones SA
4.10%, 03/08/27	13,095	14,513,238
4.67%, 03/06/38	9,217	10,739,274
4.90%, 03/06/48(a)	13,946	16,987,158
5.21%, 03/08/47(a)	23,872	30,072,375
5.52%, 03/01/49 (Call 09/01/48)(a)	9,890	13,060,972
7.05%, 06/20/36(a)	20,169	28,861,234
Telefonica Europe BV, 8.25%, 09/15/30(a)	14,522	20,686,428
TELUS Corp., 4.60%, 11/16/48 (Call 05/16/48)(a)	5,937	7,591,435
T-Mobile USA Inc.
1.50%, 02/15/26 (Call 01/15/26)	9,241	9,175,199
2.05%, 02/15/28 (Call 12/15/27)(a)	17,106	16,963,502
2.25%, 11/15/31 (Call 08/15/31)(a)	9,588	9,253,358
2.55%, 02/15/31 (Call 11/15/30)	22,938	22,764,465
3.00%, 02/15/41 (Call 08/15/40)	25,467	24,470,321
3.30%, 02/15/51 (Call 08/15/50)(a)	28,244	27,698,377
3.40%, 10/15/52 (Call 04/15/52)(a)(c)	15,774	15,689,361
3.50%, 04/15/25 (Call 03/15/25)	33,560	35,798,818
3.60%, 11/15/60 (Call 05/15/60)	8,057	8,092,427
3.75%, 04/15/27 (Call 02/15/27)	39,287	42,612,342
3.88%, 04/15/30 (Call 01/15/30)	67,304	73,537,670
4.38%, 04/15/40 (Call 10/15/39)	21,803	24,873,569
4.50%, 04/15/50 (Call 10/15/49)	28,591	33,756,241
Verizon Communications Inc.
0.85%, 11/20/25 (Call 10/20/25)	12,227	11,971,890
1.45%, 03/20/26 (Call 02/20/26)	20,426	20,374,096
1.50%, 09/18/30 (Call 06/18/30)(a)	8,254	7,736,415
1.68%, 10/30/30 (Call 07/30/30)	10,086	9,510,132
1.75%, 01/20/31 (Call 10/20/30)(a)	21,441	20,254,515
2.10%, 03/22/28 (Call 01/22/28)(a)	26,908	26,988,708
2.36%, 03/15/32 (Call 12/15/31)(c)	30,569	30,110,578
2.55%, 03/21/31 (Call 12/21/30)	40,140	40,481,258
2.63%, 08/15/26(a)	20,387	21,336,757
2.65%, 11/20/40 (Call 05/20/40)(a)	30,806	29,140,042
2.85%, 09/03/41 (Call 03/03/41)(a)	9,269	9,051,694
2.88%, 11/20/50 (Call 05/20/50)	31,157	29,687,496

Security	Par (000)	Value

Telecommunications (continued)
2.99%, 10/30/56 (Call 04/30/56)	$45,483	$43,198,121
3.00%, 03/22/27 (Call 01/22/27)	7,841	8,292,529
3.00%, 11/20/60 (Call 05/20/60)(a)	22,525	21,386,285
3.15%, 03/22/30 (Call 12/22/29)(a)	13,265	14,062,372
3.38%, 02/15/25	10,557	11,278,985
3.40%, 03/22/41 (Call 09/22/40)(a)	37,067	38,836,556
3.50%, 11/01/24 (Call 08/01/24)	6,633	7,077,779
3.55%, 03/22/51 (Call 09/22/50)(a)	43,478	46,742,841
3.70%, 03/22/61 (Call 09/22/60)(a)	33,302	36,315,288
3.85%, 11/01/42 (Call 05/01/42)	12,646	14,017,005
3.88%, 02/08/29 (Call 11/08/28)	9,416	10,504,362
4.00%, 03/22/50 (Call 09/22/49)	12,135	13,967,919
4.02%, 12/03/29 (Call 09/03/29)	37,795	42,449,220
4.13%, 03/16/27(a)	30,323	33,896,359
4.13%, 08/15/46	14,493	16,998,173
4.27%, 01/15/36(a)	25,408	29,669,232
4.33%, 09/21/28	40,283	46,002,968
4.40%, 11/01/34 (Call 05/01/34)(a)	22,981	26,820,626
4.50%, 08/10/33(a)	28,600	33,795,442
4.52%, 09/15/48	22,607	28,623,629
4.67%, 03/15/55	20,061	26,442,845
4.86%, 08/21/46	20,131	26,402,416
5.01%, 04/15/49	10,932	14,927,721
5.01%, 08/21/54(a)	5,764	8,054,815
5.25%, 03/16/37(a)	12,302	16,019,330
6.55%, 09/15/43(a)	4,553	7,037,213
Vodafone Group PLC
4.13%, 05/30/25(a)	13,484	14,774,165
4.25%, 09/17/50(a)	14,193	16,516,457
4.38%, 05/30/28(a)	25,670	29,271,101
4.38%, 02/19/43(a)	14,299	16,604,336
4.88%, 06/19/49	18,628	23,298,150
5.00%, 05/30/38(a)	13,427	16,700,656
5.25%, 05/30/48(a)	26,867	35,314,098
6.15%, 02/27/37(a)	18,799	25,616,063

		2,772,885,756

Toys, Games & Hobbies — 0.0%
Hasbro Inc., 3.90%, 11/19/29 (Call 08/19/29)	9,091	9,979,368

Transportation — 1.8%
Burlington Northern Santa Fe LLC
3.30%, 09/15/51 (Call 03/15/51)	9,647	10,711,495
3.55%, 02/15/50 (Call 08/15/49)	9,228	10,608,568
3.90%, 08/01/46 (Call 02/01/46)	7,873	9,380,060
4.05%, 06/15/48 (Call 12/15/47)	6,247	7,670,005
4.13%, 06/15/47 (Call 12/15/46)	7,958	9,827,026
4.15%, 04/01/45 (Call 10/01/44)(a)	10,676	13,075,377
4.15%, 12/15/48 (Call 06/15/48)	6,984	8,710,298
4.45%, 03/15/43 (Call 09/15/42)	6,986	8,731,257
4.55%, 09/01/44 (Call 03/01/44)	8,428	10,726,372
4.90%, 04/01/44 (Call 10/01/43)	10,267	13,516,551
5.75%, 05/01/40 (Call 11/01/39)	7,715	10,814,382
Canadian Pacific Railway Co., 6.13%, 09/15/2115 (Call 03/15/2115)	8,062	12,460,253
CSX Corp.
3.25%, 06/01/27 (Call 03/01/27)(a)	9,802	10,530,529
3.80%, 03/01/28 (Call 12/01/27)	8,855	9,832,599
3.80%, 11/01/46 (Call 05/01/46)(a)	8,393	9,665,782
4.10%, 03/15/44 (Call 09/15/43)	6,714	7,795,658
4.25%, 03/15/29 (Call 12/15/28)	9,152	10,481,853

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
4.30%, 03/01/48 (Call 09/01/47)	$8,172	$10,067,665
FedEx Corp. 2.40%, 05/15/31 (Call 02/15/31)(a)	10,356	10,384,520
3.10%, 08/05/29 (Call 05/05/29)(a)	4,637	4,941,473
3.25%, 04/01/26 (Call 01/01/26)(a)	7,525	8,091,741
3.25%, 05/15/41 (Call 11/15/40)	8,520	8,671,394
4.05%, 02/15/48 (Call 08/15/47)	10,760	12,270,023
4.25%, 05/15/30 (Call 02/15/30)	7,787	8,895,880
4.40%, 01/15/47 (Call 07/15/46)	8,044	9,587,271
4.55%, 04/01/46 (Call 10/01/45)	11,580	14,018,391
4.75%, 11/15/45 (Call 05/15/45)(a)	12,554	15,606,690
4.95%, 10/17/48 (Call 04/17/48)	9,005	11,640,682
5.10%, 01/15/44(a)	7,614	9,733,811
5.25%, 05/15/50 (Call 11/15/49)(a)	12,160	16,477,548
Norfolk Southern Corp. 3.05%, 05/15/50 (Call 11/15/49)(a)	6,462	6,645,360
3.16%, 05/15/55 (Call 11/15/54)	7,956	8,194,483
Union Pacific Corp. 2.38%, 05/20/31 (Call 02/20/31)(a)	10,956	11,188,806
2.40%, 02/05/30 (Call 11/05/29)(a)	8,418	8,637,544
2.95%, 03/10/52 (Call 09/10/51)(a)	8,528	8,738,370
2.97%, 09/16/62 (Call 03/16/62)	7,820	7,852,765
3.20%, 05/20/41 (Call 11/20/40)	13,236	14,129,622
3.25%, 02/05/50 (Call 08/05/49)(a)	16,850	18,293,106
3.70%, 03/01/29 (Call 12/01/28)(a)	8,117	9,027,386
3.75%, 02/05/70 (Call 08/05/69)(a)	7,442	8,620,668
3.80%, 10/01/51 (Call 04/01/51)(a)	10,558	12,541,573
3.80%, 04/06/71 (Call 10/06/70)	2,571	3,015,852
3.84%, 03/20/60 (Call 09/20/59)	16,832	19,943,360
3.95%, 09/10/28 (Call 06/10/28)	12,553	14,165,703
United Parcel Service Inc. 3.05%, 11/15/27 (Call 08/15/27)(a)	9,716	10,540,594
3.40%, 03/15/29 (Call 12/15/28)(a)	7,656	8,450,456
3.75%, 11/15/47 (Call 05/15/47)	11,374	13,688,284
3.90%, 04/01/25 (Call 03/01/25)	12,386	13,451,932
4.25%, 03/15/49 (Call 09/15/48)(a)	7,035	9,077,891
4.45%, 04/01/30 (Call 01/01/30)(a)	8,657	10,252,178
5.30%, 04/01/50 (Call 10/01/49)	12,051	17,890,494
6.20%, 01/15/38	13,553	19,785,697
Walmart Inc. 1.05%, 09/17/26 (Call 08/17/26)(a)	15,643	15,429,575

Security	Par/ Shares (000)	Value

Transportation (continued)
1.50%, 09/22/28 (Call 07/22/28)(a)	$19,455	$19,234,491
1.80%, 09/22/31 (Call 06/22/31)	17,163	16,893,069
2.50%, 09/22/41 (Call 03/22/41)	27,313	27,442,218
2.65%, 09/22/51 (Call 03/22/51)	30,302	31,058,683

		679,115,314

Water — 0.1%
American Water Capital Corp.
3.75%, 09/01/47 (Call 03/01/47)	8,132	9,237,863
6.59%, 10/15/37	6,904	10,097,318

		19,335,181

Total Corporate Bonds & Notes — 98.7% (Cost: $38,039,983,364)		37,578,790,667

Short-Term Investments

Money Market Funds — 8.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(d)(e)(f)	2,805,836	2,807,239,074
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	365,184	365,184,000

		3,172,423,074

Total Short-Term Investments — 8.3% (Cost: $3,171,450,862)		3,172,423,074

Total Investments in Securities — 107.0% (Cost: $41,211,434,226)		40,751,213,741

Other Assets, Less Liabilities — (7.0)%		(2,671,488,956)

Net Assets — 100.0%		$38,079,724,785

(a)	All or a portion of this security is on loan.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the BlackRock Global Valuation Methodologies Committee’s (the “Global Valuation Committee’s”) assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® iBoxx $ Investment Grade Corporate Bond ETF

Fair Value Measurements (continued)

is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$37,578,790,667	$—	$37,578,790,667
Money Market Funds	3,172,423,074	—	—	3,172,423,074

	$3,172,423,074	$37,578,790,667	$—	$40,751,213,741

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

October 31, 2021

	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$19,741,574,573	$37,578,790,667
Affiliated(c)	3,060,283,759	3,172,423,074
Cash	26,627,216	1,851,775
Receivables:
Investments sold	20,749,350	107,399,229
Securities lending income — Affiliated	605,709	326,365
Capital shares sold	—	2,716,072
Dividends	478	1,407
Interest	261,472,412	311,570,561

Total assets	23,111,313,497	41,175,079,150

LIABILITIES
Collateral on securities loaned, at value	2,950,702,408	2,805,869,158
Payables:
Investments purchased	158,176,615	268,149,948
Capital shares redeemed	303,383	16,741,567
Investment advisory fees	8,056,680	4,593,692

Total liabilities	3,117,239,086	3,095,354,365

NET ASSETS	$19,994,074,411	$38,079,724,785

NET ASSETS CONSIST OF:
Paid-in capital	$21,471,783,916	$37,585,470,412
Accumulated earnings (loss)	(1,477,709,505)	494,254,373

NET ASSETS	$19,994,074,411	$38,079,724,785

Shares outstanding	230,000,000	285,300,000

Net asset value	$86.93	$133.47

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$2,845,897,179	$2,722,932,782
(b) Investments, at cost — Unaffiliated	$19,987,785,833	$38,039,983,364
(c) Investments, at cost — Affiliated	$3,059,502,100	$3,171,450,862

F I N A N C I A L S T A T E M E N T S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1010-1021

OCTOBER 31, 2021

2021 Annual Report

iShares U.S. ETF Trust

•	iShares Interest Rate Hedged Long-Term Corporate Bond ETF | IGBH | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, out-paced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares U.S. ETF Trust

U.S. Bond Market Overview

The U.S. bond market declined slightly for the 12 months ended October 31, 2021 (“reporting period”). The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -0.48%.

The U.S. economy continued to recover from the effects of the coronavirus pandemic, growing at a brisk pace during the reporting period. Driven by strong consumer spending and significant fiscal and monetary stimulus, U.S. growth outpaced most other developed economies. An ongoing COVID-19 vaccination program helped accelerate the easing of pandemic-related restrictions, and consumers returned to activities that were previously curtailed, such as travel, restaurant dining, and in-person shopping. Spending on goods also remained elevated, leading imports to rise to an all-time high.

However, this robust consumer demand combined with continued pandemic-related disruptions to the global supply chain led to significantly higher inflation. Similarly, in the labor market, the reopening economy and pent-up demand meant that hiring accelerated, and the unemployment rate fell substantially. Nonetheless, total employment remained notably below pre-pandemic levels and job openings reached a record high despite rising wages. Elevated demand drove an increase in industrial production, although rising commodities prices and supply delays constrained growth, particularly late in the reporting period. The emergence of the highly contagious Delta variant, which was responsible for a significant rise in cases beginning late in summer 2021, also weighed on the economy.

The U.S. Federal Reserve Bank (“Fed”) continued to keep short-term interest rates at near-zero levels and maintained a significant bond-buying program for U.S. Treasuries and mortgage-backed securities, although it discontinued its corporate bond purchasing program. The Fed indicated that it would begin slowing its bond buying activities late in 2021 and signaled that an interest rate increase could be possible in 2022. However, the improving employment environment and a sharp rise in inflation led investors to anticipate a more accelerated tightening of monetary policy. Trading activity showed that investors view multiple interest rate increases as probable in 2022.

U.S. Treasuries declined, as inflation increased, and investors moved toward equities and lower-rated bonds. Rising domestic inflation expectations pressured U.S. Treasuries, which typically lose value in an inflationary environment. U.S. Treasury yields (which move inversely to prices) began the reporting period near historic lows, but generally rose as inflation increased and the economy continued to strengthen. Yields of U.S. Treasuries with intermediate- and long-term maturities, which are more sensitive to inflation, generally increased more than short-term U.S. Treasuries. However, long-term U.S. Treasury yields rose less than intermediate-term U.S. Treasury yields, with two-year, 10-year, and 30-year U.S. Treasury yields rising by 0.34%, 0.67%, and 0.28%, respectively.

Mortgage-backed securities (“MBS”) declined slightly, despite ongoing support from Fed bond purchasing. MBS performance was constrained by prepayments, as homeowners took advantage of low mortgage rates to refinance their mortgages at a lower interest rate.

On the upside, most corporate bonds advanced for the reporting period, particularly lower-rated corporate bonds. A narrowing yield spread (the difference between yields on corporate bonds and U.S. Treasuries) buoyed the performance of corporate bonds compared to U.S. Treasuries. Investors’ ongoing search for yield in a low interest rate environment drove the decline in the yield spread and supported corporate bond prices. High-yield bonds gained the most, as investors’ concerns about solvency abated alongside the growing economy, and the Fed’s support led to high investor confidence. Corporate bond issuance was elevated by historical standards as companies took advantage of low yields to refinance and lock in advantageous borrowing costs.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Investment Objective

The iShares Interest Rate Hedged Long-Term Corporate Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated investment-grade corporate bonds with remaining maturities greater than ten years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares 10+ Year Investment Grade Corporate Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps.

Effective December 1, 2021, the Fund will change from operating as a transparent active ETF to tracking an underlying index, the BlackRock Interest Rate Hedged Long-Term Corporate Bond Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	10.01%	4.54%	3.47%	10.01%	24.87%	23.90%
Fund Market	9.23	4.47	3.43	9.23	24.41	23.56
ICE Q70A Custom Index	11.03	4.38	3.46	11.03	23.88	23.78

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/22/15. The first day of secondary market trading was 7/23/15.

The ICE Q70A Custom Index is an unmanaged index that consists of the ICE BofA 10+ Year US Corporate Index plus interest rate swaps that intend to hedge the interest rate exposure of the ICE BofA 10+ Year US Corporate Index.

On 3/1/2021 the Fund began referencing the 4pm pricing variant of the ICE Q70A Custom Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the ICE Q70A Custom Index. Historical index data from 8/1/2018 through 2/28/2021 is for the 3pm pricing variant of the ICE Q70A Custom Index. Historical Index data prior to 8/1/2018 is for the Bloomberg Barclays Swaps-Hedged U.S. Long Credit Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 7 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,010.40	$ 0.51		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 7 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021 (continued)	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Portfolio Management Commentary

The Fund posted a positive return for the reporting period despite rising long-term interest rates, as the Fund’s interest rate hedge increased in value due to the rising interest rate environment. Similarly, corporate yield spreads (the difference between yields of corporate bonds and U.S. Treasuries) declined, which supported corporate bond prices.

On an unhedged basis, bonds issued by energy companies were the largest contributors to the Fund’s return. Oil prices more than doubled during the reporting period, as robust demand from the economic recovery met supply disruptions. Bonds issued by financial companies, especially insurance companies, were also solid contributors to the Fund’s performance. The life insurance industry benefited from the fastest growth in the total number of life insurance policies since 1983, which led to stronger earnings despite rising payouts from COVID-19 deaths and historically low interest rates. Bonds issued by banks also advanced, supported by rising earnings, increased loan issuance, and somewhat higher bond yields relative to other types of corporate bonds. In the consumer non-cyclicals sector, the healthcare industry was a solid contributor, as the industry benefited from strong earnings growth due to robust demand for COVID-19 vaccines and treatments as well as pent-up demand for elective procedures.

Rising interest rates during the reporting period led to positive performance from hedging activity, which was the largest contributor to the Fund’s return. Typically, increasing interest rates reduce the price of existing bonds, meaning a rise in interest rates detracts from bond fund performance. Conversely, decreasing interest rates usually increase bond prices. An interest rate hedged fund attempts to avoid these fluctuations by offsetting interest rate risk, primarily using interest rate swaps and U.S. Treasury futures contracts.

The Fund’s interest rate hedge seeks near-zero interest rate sensitivity. Consequently, the Fund’s return was minimally affected by interest rate fluctuations during the reporting period. With interest rate sensitivity hedged, the Fund fluctuated based on direct exposure to the yield premium of investment-grade corporate bonds, independent of rising interest rates.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	91.6%
Short-term Investments	0.7
Swaps, net cumulative appreciation	2.5
Other assets less liabilities	5.2

ALLOCATION BY CREDIT QUALITY (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)
Aaa	2.0%
Aa	8.7
A	33.5
Baa	43.9
Ba	1.8
Not Rated	10.1

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	7

Schedule of Investments October 31, 2021	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 91.5%
iShares 10+ Year Investment Grade Corporate Bond ETF(a)	10,803,534	$760,352,723

Total Investment Companies — 91.5% (Cost: $754,754,065)		760,352,723

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	6,120,000	6,120,000

Total Short-Term Investments — 0.8% (Cost: $6,120,000)		6,120,000

Total Investments in Securities — 92.3% (Cost: $760,874,065)		766,472,723

Other Assets, Less Liabilities — 7.7%		64,320,152

NetAssets — 100.0%		$830,792,875

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$1,756,597	$—		$(1,754,417	)(b)	$(2,355)	$175	$—	—	$5,531	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,950,000	1,170,000	(b)	—		—	—	6,120,000	6,120,000	5,028		—
iShares 10+ Year Investment Grade Corporate Bond ETF	504,973,068	335,869,332		(91,439,035)		(1,375,990)	12,325,348	760,352,723	10,803,534	19,731,704		—

						$(1,378,345)	$12,325,523	$766,472,723		$19,742,263		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	(000)	Value	(Received)	(Depreciation)

0.23%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	10/15/22	$(12,900)	$8,997	$80	$8,917
0.23%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	10/19/22	(60,000)	42,271	891	41,379
0.32%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/14/23	(3,000)	17,176	12	17,164
0.32%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/14/23	(1,000)	5,707	4	5,703
0.57%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	07/01/24	(9,600)	78,116	38	78,078
0.40%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	10/19/25	(26,000)	738,639	322	738,317

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	(000)	Value	(Received)	(Depreciation)

0.90%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	06/04/26	$(3,700)	$49,917	$32	$49,886
0.92%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/14/26	(1,000)	14,565	9	14,556
0.48%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/15/27	(26,975)	1,313,114	653,630	659,484
0.78%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	10/19/30	(80,700)	5,289,927	1,334	5,288,593
1.37%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	07/16/31	(20,375)	390,275	(143,983)	534,258
1.36%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/17/31	(4,400)	94,444	70	94,374
1.75%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	06/17/36	(74,900)	(402,017)	(2,463,683)	2,061,666
1.62%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/09/36	(15,000)	209,244	305	208,939
1.61%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/21/36	(10,100)	143,366	198	143,168
1.49%	Annual	1-Year SOFR, 0.05%	Annual	N/A	10/01/36	(10,400)	(96,795)	204	(96,999)
1.95%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	05/10/41	(200,388)	(6,080,390)	(12,156,431)	6,076,041
1.81%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	07/01/46	(55,130)	(424,383)	(1,936,838)	1,512,455
1.61%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	08/24/46	(6,400)	218,767	63,712	155,055
1.71%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/14/46	(7,600)	104,911	208	104,703
1.53%	Annual	1-Year SOFR, 0.05%	Annual	N/A	09/29/46	(12,860)	(151,185)	353	(151,538)
1.53%	Annual	1-Year SOFR, 0.05%	Annual	N/A	10/05/46	(3,550)	(45,178)	99	(45,277)
1.57%	Annual	1-Year SOFR, 0.05%	Annual	N/A	10/20/46	(6,700)	(136,017)	187	(136,204)
1.52%	Annual	1 Year-SOFR, 0.05%	Annual	N/A	11/01/46	(4,870)	(47,229)	136	(47,365)
2.04%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	05/07/51	(102,830)	(7,132,782)	(10,177,088)	3,044,306
1.44%	Annual	1-Year SOFR, 0.05%	Annual	N/A	08/10/51	(1,000)	4,500	31	4,469
1.70%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	08/10/51	(25,000)	359,598	36,300	323,298

							$(5,432,442)	$(26,119,868)	$20,687,426

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$758,155	$(26,878,023)	$21,164,809	$(477,383)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Interest Rate Contracts

Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$21,164,809

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$477,383

(a)

Net cumulative appreciation (depreciation) on centrally cleared interest rate swaps contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) October 31, 2021	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

Interest Rate Contracts

Net Realized Gain (Loss) from:
Swaps	$18,183,792

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$11,522,004

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$740,059,840

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$760,352,723	$—	$—	$760,352,723
Money Market Funds	6,120,000	—	—	6,120,000

	$766,472,723	$—	$—	$766,472,723

Derivative financial instruments(a)
Assets
Swaps	$—	$21,164,809	$—	$21,164,809
Liabilities
Swaps	—	(477,383)	—	(477,383)

	$—	$20,687,426	$—	$20,687,426

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

October 31, 2021

iShares Interest Rate Hedged Long-Term Corporate Bond ETF

ASSETS
Investments in securities, at value:
Affiliated(a)	$766,472,723
Cash	963,746
Cash pledged:
Centrally cleared swaps	65,128,000
Receivables:
Securities lending income — Affiliated	3
Capital shares sold	218,391
Dividends	63

Total assets	832,782,926

LIABILITIES
Payables:
Variation margin on centrally cleared swaps	1,920,050
Investment advisory fees	70,001

Total liabilities	1,990,051

NET ASSETS	$830,792,875

NET ASSETS CONSIST OF:
Paid-in capital	$798,184,284
Accumulated earnings	32,608,591

NET ASSETS	$830,792,875

Shares outstanding	32,800,000

Net asset value	$25.33

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — Affiliated	$760,874,065

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statement of Operations Year Ended October 31, 2021

iShares Interest Rate Hedged Long-Term Corporate Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$19,736,732
Securities lending income — Affiliated — net	5,531

Total investment income	19,742,263

EXPENSES
Investment advisory fees	2,472,394
Miscellaneous	173

Total expenses	2,472,567

Less:
Investment advisory fees waived	(1,765,996)

Total expenses after fees waived	706,571

Net investment income	19,035,692

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	716
Investments — Affiliated	(1,378,345)
Swaps	18,183,792

Net realized gain	16,806,163

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	12,325,523
Swaps	11,522,004

Net change in unrealized appreciation (depreciation)	23,847,527

Net realized and unrealized gain	40,653,690

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,689,382

See notes to financial statements.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Interest Rate Hedged Long-Term Corporate Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,035,692	$1,566,087
Net realized gain (loss)	16,806,163	(11,036,888)
Net change in unrealized appreciation (depreciation)	23,847,527	3,029,900

Net increase (decrease) in net assets resulting from operations	59,689,382	(6,440,901)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(13,486,868)	(1,410,311)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	226,875,347	506,008,011

NET ASSETS
Total increase in net assets	273,077,861	498,156,799
Beginning of year	557,715,014	59,558,215

End of year	$830,792,875	$557,715,014

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Financial Highlights

(For a share outstanding throughout each period)

	iShares Interest Rate Hedged Long-Term Corporate Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$23.48	$24.31	$25.76	$25.98	$24.07

Net investment income(a)	0.68	0.52	0.98	1.01	0.91
Net realized and unrealized gain (loss)(b)	1.66	(0.70)	(1.01)	(0.32)	1.78

Net increase (decrease) from investment operations	2.34	(0.18)	(0.03)	0.69	2.69

Distributions(c)
From net investment income	(0.46)	(0.65)	(0.96)	(0.91)	(0.76)
From net realized gain	(0.03)	—	(0.45)	—	—
Return of capital	—	—	(0.01)	—	(0.02)

Total distributions	(0.49)	(0.65)	(1.42)	(0.91)	(0.78)

Net asset value, end of year	$25.33	$23.48	$24.31	$25.76	$25.98

Total Return(d)
Based on net asset value	10.01%	(0.69)%	(0.03)%	2.66%	11.36%

Ratios to Average Net Assets
Total expenses(e)	0.35%	0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived(e)	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income	2.69%	2.22%	3.98%	3.86%	3.62%

Supplemental Data
Net assets, end of year (000)	$830,793	$557,715	$59,558	$57,954	$15,586

Portfolio turnover rate(f)(g)	14%	18%	13%	5%	6%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)

The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested (“acquired fund fees and expenses”). This ratio does not include these acquired fund fees and expenses.

(f)	Portfolio turnover rate excludes in-kind transactions.

(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Interest Rate Hedged Long-Term Corporate Bond	Diversified

Currently the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements, including the accounting policies, and schedule of investments for the underlying fund are available on iShares.com and should be read in conjunction with the Fund’s financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date. Interest income is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (continued)

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps on the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.35%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2022 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares 10+ Year Investment Grade Corporate Bond ETF (“IGLB”), after taking into account any fee waivers by IGLB, plus 0.10%.

This amount is included in investment advisory fees waived in the Statement of Operations. For the year ended October 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
Interest Rate Hedged Long-Term Corporate Bond	$1,765,996

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements  (continued)

in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its Statement of Operations. For the year ended October 31, 2021, the Fund paid BTC $2,108 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Interest Rate Hedged Long-Term Corporate Bond	$131,789,553	$91,439,035

For the year ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Interest Rate Hedged Long-Term Corporate Bond	$204,079,780	$—

8.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/21	Year Ended 10/31/20

Interest Rate Hedged Long-Term Corporate Bond
Ordinary income	$13,486,868	$1,410,311

As of October 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Net Unrealized Gains (Losses)	(a)	Total
Interest Rate Hedged Long-Term Corporate Bond	$6,638,048	$25,970,543		$32,608,591

(a)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

For the year ended October 31, 2021, the Fund utilized $15,938,789 of its capital loss carryforwards.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Interest Rate Hedged Long-Term Corporate Bond	$761,189,606	$26,763,467	$(792,924)	$25,970,543

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 10/31/21		Year Ended 10/31/20

iShares ETF	Shares	Amount	Shares	Amount

Interest Rate Hedged Long-Term Corporate Bond
Shares sold	9,050,000	$226,875,347	22,500,000	$531,323,133
Shares redeemed	—	—	(1,200,000)	(25,315,122)

Net increase	9,050,000	$226,875,347	21,300,000	$506,008,011

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and Shareholders of iShares Interest Rate Hedged Long-Term Corporate Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Interest Rate Hedged Long-Term Corporate Bond ETF (one of the funds constituting iShares U.S. ETF Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	21

Important Tax Information (unaudited)

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2021:

iShares ETF	Interest Dividends
Interest Rate Hedged Long-Term Corporate Bond	$6,611,272

The Fund hereby designates the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2021:

iShares ETF	Interest-Related Dividends	Qualified Short-Term Capital Gain
Interest Rate Hedged Long-Term Corporate Bond	$5,292,258	$836,777

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Interest Rate Hedged Long-Term Corporate Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund was, during the periods under review, an actively managed ETF that did not seek to track the performance of a specified index and that the management team for the Fund managed the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	23

Board Review and Approval of Investment Advisory Contract  (continued)

that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Interest Rate Hedged Long-Term Corporate Bond	$0.488584	$—	$—	$0.488584	100%	—%	—%	100%

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	25

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 375 funds as of October 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since (2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (60)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	27

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

LIBOR	London Interbank Offered Rate

SOFR	Secured Overnight Financing Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	29

Additional Financial Information

Schedule of Investments (Unaudited)

October 31, 2021

Statement of Assets and Liabilities (Unaudited)

October 31, 2021

iShares Trust

iShares 10+ Year Investment Grade Corporate Bond ETF | IGLB | NYSE Arca

Schedule of Investments (unaudited) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.0%
Interpublic Group of Companies Inc. (The)
3.38%, 03/01/41 (Call 09/01/40)(a)	$256	$271,653
5.40%, 10/01/48 (Call 04/01/48)	319	442,621

		714,274

Aerospace & Defense — 2.3%
BAE Systems Holdings Inc., 4.75%, 10/07/44(a)(b)	521	648,830
BAE Systems PLC
3.00%, 09/15/50 (Call 03/15/50)(a)(b)	1,025	1,017,261
5.80%, 10/11/41(b)	455	625,995
Boeing Co. (The)
3.25%, 02/01/35 (Call 11/01/34)	692	693,431
3.30%, 03/01/35 (Call 09/01/34)(a)	228	228,166
3.38%, 06/15/46 (Call 12/15/45)	285	280,527
3.50%, 03/01/39 (Call 09/01/38)	627	635,938
3.50%, 03/01/45 (Call 09/01/44)	556	552,237
3.55%, 03/01/38 (Call 09/01/37)	520	528,984
3.60%, 05/01/34 (Call 02/01/34)	695	725,792
3.65%, 03/01/47 (Call 09/01/46)	700	705,115
3.75%, 02/01/50 (Call 08/01/49)	1,240	1,304,695
3.83%, 03/01/59 (Call 09/01/58)	192	194,218
3.85%, 11/01/48 (Call 05/01/48)	312	329,508
3.90%, 05/01/49 (Call 11/01/48)(a)	804	857,658
3.95%, 08/01/59 (Call 02/01/59)	795	841,359
5.71%, 05/01/40 (Call 11/01/39)(a)	2,491	3,198,347
5.81%, 05/01/50 (Call 11/01/49)	3,610	4,949,691
5.88%, 02/15/40(a)	725	923,467
5.93%, 05/01/60 (Call 11/01/59)	2,763	3,888,193
6.13%, 02/15/33	533	675,019
6.63%, 02/15/38	276	370,608
6.88%, 03/15/39	705	983,744
General Dynamics Corp.
2.85%, 06/01/41 (Call 12/01/40)	305	315,433
3.60%, 05/14/42 (Call 05/15/42)	220	251,657
4.25%, 04/01/40 (Call 10/01/39)	680	830,536
4.25%, 04/01/50 (Call 10/01/49)(a)	856	1,113,788
L3Harris Technologies Inc.
4.85%, 04/27/35 (Call 10/27/34)	331	406,020
5.05%, 04/27/45 (Call 10/27/44)	335	445,846
6.15%, 12/15/40	521	749,212
Lockheed Martin Corp.
2.80%, 06/15/50 (Call 12/15/49)(a)	900	914,190
3.60%, 03/01/35 (Call 09/01/34)	870	977,648
3.80%, 03/01/45 (Call 09/01/44)	950	1,118,703
4.07%, 12/15/42	1,120	1,341,959
4.09%, 09/15/52 (Call 03/15/52)	1,049	1,315,498
4.50%, 05/15/36 (Call 11/15/35)	791	968,165
4.70%, 05/15/46 (Call 11/15/45)	987	1,305,994
5.72%, 06/01/40	49	67,704
Series B, 6.15%, 09/01/36	230	324,703
Northrop Grumman Corp.
3.85%, 04/15/45 (Call 10/15/44)	719	835,355
4.03%, 10/15/47 (Call 04/15/47)	1,151	1,380,160
4.75%, 06/01/43	825	1,056,677
5.05%, 11/15/40	179	232,574
5.15%, 05/01/40 (Call 11/01/39)(a)	478	624,078
5.25%, 05/01/50 (Call 11/01/49)(a)	1,044	1,485,990
Raytheon Technologies Corp.
2.82%, 09/01/51 (Call 03/01/51)	480	472,571

Security	Par (000)	Value

Aerospace & Defense (continued)
3.13%, 07/01/50 (Call 01/01/50)	$930	$969,520
3.75%, 11/01/46 (Call 05/01/46)	955	1,080,003
4.05%, 05/04/47 (Call 11/04/46)(a)	560	665,284
4.15%, 05/15/45 (Call 11/16/44)	808	962,301
4.20%, 12/15/44 (Call 06/15/44)	250	288,164
4.35%, 04/15/47 (Call 10/15/46)	665	822,351
4.45%, 11/16/38 (Call 05/16/38)	623	751,424
4.50%, 06/01/42	2,686	3,306,963
4.63%, 11/16/48 (Call 05/16/48)	1,401	1,816,026
4.70%, 12/15/41	390	483,633
4.80%, 12/15/43 (Call 06/15/43)	382	479,121
4.88%, 10/15/40	512	644,960
5.40%, 05/01/35	842	1,092,741
5.70%, 04/15/40	956	1,326,952
6.05%, 06/01/36	527	726,312
6.13%, 07/15/38	760	1,075,936

		60,184,935

Agriculture — 1.4%
Altria Group Inc.
2.45%, 02/04/32 (Call 11/04/31)(a)	945	896,775
3.40%, 02/04/41 (Call 08/04/40)	1,224	1,142,861
3.70%, 02/04/51 (Call 08/04/50)	1,174	1,117,054
3.88%, 09/16/46 (Call 03/16/46)	1,281	1,269,547
4.00%, 02/04/61 (Call 08/04/60)	877	839,818
4.25%, 08/09/42	937	965,239
4.45%, 05/06/50 (Call 11/06/49)(a)	560	593,373
4.50%, 05/02/43	688	735,093
5.38%, 01/31/44	1,514	1,775,336
5.80%, 02/14/39 (Call 08/14/38)	1,418	1,726,721
5.95%, 02/14/49 (Call 08/14/48)	2,045	2,609,866
6.20%, 02/14/59 (Call 08/14/58)	267	352,597
Archer-Daniels-Midland Co.
2.70%, 09/15/51 (Call 03/15/51)(a)	90	91,181
3.75%, 09/15/47 (Call 03/15/47)	315	378,487
4.02%, 04/16/43	319	386,455
4.50%, 03/15/49 (Call 09/15/48)	547	730,141
4.54%, 03/26/42(a)	791	1,016,008
5.38%, 09/15/35(a)	420	560,363
5.77%, 03/01/41(c)	60	85,608
5.94%, 10/01/32	160	212,649
BAT Capital Corp.
3.73%, 09/25/40 (Call 03/25/40)(a)	483	469,612
3.98%, 09/25/50 (Call 03/25/50)	875	854,442
4.39%, 08/15/37 (Call 02/15/37)	2,170	2,319,833
4.54%, 08/15/47 (Call 02/15/47)	2,088	2,188,020
4.76%, 09/06/49 (Call 03/06/49)(a)	945	1,025,437
5.28%, 02/02/49 (Call 10/02/49)	440	507,316
Cargill Inc.
3.13%, 05/25/51 (Call 11/25/50)(a)(b)	955	1,055,936
3.88%, 05/23/49 (Call 11/23/48)(b)	217	263,873
Philip Morris International Inc.
3.88%, 08/21/42	606	657,604
4.13%, 03/04/43	664	743,139
4.25%, 11/10/44(a)	1,025	1,179,599
4.38%, 11/15/41	744	856,000
4.50%, 03/20/42	520	607,824
4.88%, 11/15/43	575	706,240
6.38%, 05/16/38	1,343	1,895,143
Reynolds American Inc.
5.70%, 08/15/35 (Call 02/15/35)	625	741,096

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Agriculture (continued)
5.85%, 02/12/45 (Call 02/15/45)	$1,884	$2,305,775
6.15%, 09/15/43	646	808,783
7.25%, 06/15/37	446	600,140

		37,270,984

Apparel — 0.2%
NIKE Inc.
3.25%, 03/27/40 (Call 09/27/39)	725	797,395
3.38%, 11/01/46 (Call 05/01/46)	440	498,696
3.38%, 03/27/50 (Call 09/27/49)(a)	1,320	1,511,821
3.63%, 05/01/43 (Call 11/01/42)	420	483,513
3.88%, 11/01/45 (Call 05/01/45)	828	1,005,332
VF Corp.
6.00%, 10/15/33	176	225,258
6.45%, 11/01/37	10	13,636

		4,535,651

Auto Manufacturers — 0.4%
Cummins Inc.
2.60%, 09/01/50 (Call 03/01/50)	689	658,625
4.88%, 10/01/43 (Call 04/01/43)(a)	427	561,501
General Motors Co.
5.00%, 04/01/35	539	638,853
5.15%, 04/01/38 (Call 10/01/37)	913	1,102,783
5.20%, 04/01/45	1,011	1,262,989
5.40%, 04/01/48 (Call 10/01/47)	622	791,055
5.95%, 04/01/49 (Call 10/01/48)	796	1,082,284
6.25%, 10/02/43	1,343	1,832,411
6.60%, 04/01/36 (Call 10/01/35)	1,023	1,385,060
6.75%, 04/01/46 (Call 10/01/45)	757	1,098,530

		10,414,091

Auto Parts & Equipment — 0.1%
Aptiv PLC
4.40%, 10/01/46 (Call 04/01/46)	95	114,543
5.40%, 03/15/49 (Call 09/15/48)(a)	396	554,679
BorgWarner Inc., 4.38%, 03/15/45 (Call 09/15/44)	245	295,628
Lear Corp., 5.25%, 05/15/49 (Call 11/15/48)(a)	404	512,096

		1,476,946

Banks — 8.2%
Bank of America Corp.
2.68%, 06/19/41 (Call 06/19/40)(d)	4,210	4,055,029
2.83%, 10/24/51 (Call 10/24/50), (SOFR + 1.880%)(a)(d)	1,017	1,001,879
2.97%, 07/21/52 (Call 07/21/51), (SOFR + 1.560%)(d)	935	942,453
3.31%, 04/22/42 (Call 04/22/41)(d)	2,961	3,135,197
3.95%, 01/23/49 (Call 01/23/48),
(3 mo. LIBOR US + 1.190%)(d)	1,259	1,485,428
4.08%, 04/23/40 (Call 04/23/39),
(3 mo. LIBOR US + 1.320%)(d)	1,464	1,687,578
4.08%, 03/20/51 (Call 03/20/50),
(3 mo. LIBOR US + 3.150%)(d)	4,126	4,981,277
4.24%, 04/24/38 (Call 04/24/37),
(3 mo. LIBOR US + 1.814%)(d)	1,727	2,022,092
4.33%, 03/15/50 (Call 03/15/49),
(3 mo. LIBOR US + 1.520%)(d)	2,329	2,897,852
4.44%, 01/20/48 (Call 01/20/47),
(3 mo. LIBOR US + 1.990%)(a)(d)	1,744	2,200,870
4.88%, 04/01/44(a)	466	606,114
5.00%, 01/21/44	1,736	2,280,219
5.88%, 02/07/42	1,320	1,880,831
6.11%, 01/29/37	1,884	2,553,255
7.75%, 05/14/38	1,360	2,129,825

Security	Par (000)	Value

Banks (continued)
Series L, 4.75%, 04/21/45	$568	$717,519
Series N, 3.48%, 03/11/51 (Call 03/13/51),
(SOFR + 1.650%)(d)	990	1,094,551
Bank of America N.A., 6.00%, 10/15/36	1,286	1,766,535
Barclays PLC
3.81%, 03/10/42 (Call 03/10/41)(a)(d)	827	877,436
4.95%, 01/10/47	1,340	1,765,361
5.25%, 08/17/45	1,285	1,743,637
BNP Paribas SA
2.82%, 01/26/41(a)(b)	580	552,951
7.20%, (Call 06/25/37)(a)(b)(d)(e)	1,010	1,047,875
BPCE SA, 3.58%, 10/19/42 (Call 10/19/41)(b)(d)	300	308,589
Citigroup Inc.
2.90%, 11/03/42 (Call 11/03/41)(d)	985	974,474
3.88%, 01/22/38 (Call 01/24/38),
(3 mo. LIBOR US + 1.168%)(d)	803	917,322
4.28%, 04/24/48 (Call 04/24/47),
(3 mo. LIBOR US + 1.839%)(d)	830	1,038,791
4.65%, 07/30/45	817	1,057,613
4.65%, 07/23/48 (Call 06/23/48)	2,035	2,673,125
4.75%, 05/18/46(a)	1,615	2,042,893
5.30%, 05/06/44	757	1,000,473
5.32%, 03/26/41 (Call 03/26/40), (SOFR + 4.548%)(d)	1,121	1,474,513
5.88%, 02/22/33	500	637,847
5.88%, 01/30/42	831	1,186,983
6.00%, 10/31/33	434	563,973
6.13%, 08/25/36(a)	658	897,506
6.63%, 06/15/32	1,016	1,356,057
6.68%, 09/13/43(a)	871	1,329,766
6.88%, 03/05/38(a)	110	161,197
6.88%, 02/15/98	402	738,124
8.13%, 07/15/39	1,521	2,582,833
Citizens Financial Group Inc., 2.64%, 09/30/32
(Call 07/02/32)	331	330,737
Commonwealth Bank of Australia
3.31%, 03/11/41(b)	690	711,975
3.74%, 09/12/39(b)	1,207	1,308,669
3.90%, 07/12/47(a)(b)	1,265	1,536,067
4.32%, 01/10/48(a)(b)	1,250	1,495,214
Cooperatieve Rabobank U.A.
5.25%, 05/24/41(a)	1,780	2,467,988
5.25%, 08/04/45	1,011	1,374,296
5.75%, 12/01/43(a)	1,087	1,530,567
Cooperatieve Rabobank UA, 5.80%, 09/30/2110(a)(b)	65	101,971
Credit Agricole SA, 2.81%, 01/11/41(a)(b)	1,122	1,070,860
Credit Suisse Group AG, 4.88%, 05/15/45	1,037	1,315,583
Fifth Third Bancorp., 8.25%, 03/01/38	951	1,570,758
First Republic Bank/CA
4.38%, 08/01/46 (Call 02/01/46)	360	445,032
4.63%, 02/13/47 (Call 08/13/46)	260	333,057
Goldman Sachs Group Inc. (The)
2.91%, 07/21/42 (Call 07/21/41), (SOFR + 1.472%)(d)	1,385	1,381,783
3.21%, 04/22/42 (Call 04/22/41)(d)	1,577	1,634,490
4.02%, 10/31/38 (Call 10/31/37),
(3 mo. LIBOR US + 1.373%)(d)	2,107	2,413,541
4.41%, 04/23/39 (Call 04/23/38),
(3 mo. LIBOR US + 1.430%)(d)	1,333	1,598,057
4.75%, 10/21/45 (Call 04/21/45)	1,452	1,898,997
4.80%, 07/08/44 (Call 01/08/44)	1,531	1,959,326
5.15%, 05/22/45	1,669	2,207,125

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
6.13%, 02/15/33	$1,010	$1,338,260
6.25%, 02/01/41(a)	2,193	3,216,306
6.45%, 05/01/36	646	891,305
6.75%, 10/01/37	4,831	6,876,859
HBOS PLC, 6.00%, 11/01/33(b)	60	77,941
HSBC Bank USA N.A., 7.00%, 01/15/39	710	1,099,758
HSBC Bank USA N.A./New York NY, 5.63%, 08/15/35	460	583,113
HSBC Holdings PLC
5.25%, 03/14/44	1,172	1,516,007
6.10%, 01/14/42	642	923,296
6.50%, 05/02/36	1,487	2,025,933
6.50%, 09/15/37	2,265	3,132,752
6.80%, 06/01/38	1,438	2,059,457
7.63%, 05/17/32	618	856,753
HSBC USA Inc., 7.20%, 07/15/97	215	390,883
JPMorgan Chase & Co.
2.53%, 11/19/41 (Call 11/19/40)(d)	1,273	1,208,913
3.11%, 04/22/41 (Call 04/22/40), (SOFR + 2.460%)(d)	1,466	1,518,380
3.11%, 04/22/51 (Call 04/22/50), (SOFR + 2.440%)(d)	1,986	2,054,937
3.16%, 04/22/42 (Call 04/22/41)(d)	1,610	1,679,278
3.33%, 04/22/52 (Call 04/22/51), (SOFR + 1.580%)(d)	2,715	2,930,568
3.88%, 07/24/38 (Call 07/24/37),
(3 mo. LIBOR US + 1.360%)(d)	2,314	2,646,274
3.90%, 01/23/49 (Call 01/23/48),
(3 mo. LIBOR US + 1.220%)(d)	1,572	1,843,130
3.96%, 11/15/48 (Call 11/15/47),
(3 mo. LIBOR US + 1.380%)(d)	2,576	3,037,229
4.03%, 07/24/48 (Call 07/24/47),
(3 mo. LIBOR US + 1.460%)(d)	1,417	1,681,627
4.26%, 02/22/48 (Call 02/22/47),
(3 mo. LIBOR US + 1.580%)(d)	1,757	2,155,475
4.85%, 02/01/44(a)	855	1,115,588
4.95%, 06/01/45	1,483	1,952,503
5.40%, 01/06/42	1,240	1,689,040
5.50%, 10/15/40	1,078	1,466,075
5.60%, 07/15/41	1,710	2,359,507
5.63%, 08/16/43	1,003	1,390,382
6.40%, 05/15/38	1,795	2,604,356
Lloyds Banking Group PLC
4.34%, 01/09/48	1,179	1,417,909
5.30%, 12/01/45	916	1,231,618
Mitsubishi UFJ Financial Group Inc.
3.75%, 07/18/39	1,160	1,305,466
4.15%, 03/07/39(a)	413	485,280
4.29%, 07/26/38(a)	326	391,237
Morgan Stanley
2.80%, 07/25/51 (Call 01/25/51)(d)	1,531	1,513,193
3.22%, 04/22/42 (Call 04/22/41)(d)	1,911	2,007,363
3.97%, 07/22/38 (Call 07/22/37),
(3 mo. LIBOR US + 1.455%)(d)	2,047	2,345,541
4.30%, 01/27/45	2,465	3,045,160
4.38%, 01/22/47	1,950	2,460,860
4.46%, 04/22/39 (Call 04/22/38),
(3 mo. LIBOR US + 1.431%)(d)	499	604,258
5.60%, 03/24/51 (Call 03/24/50), (SOFR + 4.480%)(a)(d)	1,759	2,661,382
6.38%, 07/24/42	1,651	2,515,690
7.25%, 04/01/32	958	1,381,352
National Australia Bank Ltd., 2.65%, 01/14/41(a)(b)	780	743,275
Regions Bank/Birmingham AL, 6.45%, 06/26/37	505	715,132
Regions Financial Corp., 7.38%, 12/10/37	275	415,445

Security	Par (000)	Value

Banks (continued)
Santander UK Group Holdings PLC, 5.63%, 09/15/45(a)(b)	$420	$548,745
Societe Generale SA
3.63%, 03/01/41(a)(b)	610	624,263
5.63%, 11/24/45(a)(b)	420	551,563
Standard Chartered PLC
5.30%, 01/09/43(a)(b)	815	1,002,076
5.70%, 03/26/44(a)(b)	1,410	1,837,107
Sumitomo Mitsui Financial Group Inc.
2.30%, 01/12/41	190	175,152
2.93%, 09/17/41(a)	445	436,721
UBS AG/London, 4.50%, 06/26/48(a)(b)	765	1,021,654
Wachovia Corp.
5.50%, 08/01/35	960	1,238,206
7.50%, 04/15/35	305	452,299
Wells Fargo & Co.
3.07%, 04/29/40 (Call 04/30/40)(d)	2,938	3,015,517
3.90%, 05/01/45	1,792	2,103,851
4.40%, 06/14/46	1,651	2,007,148
4.65%, 11/04/44	1,407	1,736,042
4.75%, 12/07/46	1,560	1,978,096
4.90%, 11/17/45	1,626	2,090,935
5.01%, 04/04/51 (Call 04/04/50)(d)	4,516	6,237,351
5.38%, 02/07/35	295	391,233
5.38%, 11/02/43	1,632	2,175,958
5.61%, 01/15/44	1,988	2,721,537
5.95%, 12/01/86	65	88,834
Wells Fargo Bank N.A.
5.85%, 02/01/37	850	1,150,974
5.95%, 08/26/36	965	1,302,655
6.60%, 01/15/38	1,355	1,983,098
Westpac Banking Corp.
2.96%, 11/16/40(a)	787	785,774
4.42%, 07/24/39	806	947,266

		215,220,037

Beverages — 3.1%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
4.70%, 02/01/36 (Call 08/01/35)	4,316	5,221,562
4.90%, 02/01/46 (Call 08/01/45)	7,393	9,429,199
Anheuser-Busch InBev Finance Inc.
4.00%, 01/17/43	728	815,131
4.63%, 02/01/44	892	1,078,855
4.70%, 02/01/36 (Call 08/01/35)	688	831,936
4.90%, 02/01/46 (Call 08/01/45)	1,339	1,691,918
Anheuser-Busch InBev Worldwide Inc.
3.75%, 07/15/42	956	1,047,187
4.35%, 06/01/40 (Call 12/01/39)	1,021	1,200,685
4.38%, 04/15/38 (Call 10/15/37)	1,006	1,185,658
4.44%, 10/06/48 (Call 04/06/48)	1,551	1,874,940
4.50%, 06/01/50 (Call 12/01/49)	2,060	2,551,810
4.60%, 04/15/48 (Call 10/15/47)	1,905	2,353,553
4.60%, 06/01/60 (Call 12/01/59)	822	1,028,225
4.75%, 04/15/58 (Call 10/15/57)	1,270	1,620,001
4.95%, 01/15/42	1,338	1,685,196
5.45%, 01/23/39 (Call 07/23/38)	1,790	2,351,684
5.55%, 01/23/49 (Call 07/23/48)	3,251	4,560,083
5.80%, 01/23/59 (Call 07/23/58)	1,495	2,212,867
5.88%, 06/15/35(a)	270	352,790
8.00%, 11/15/39(a)	519	845,763
8.20%, 01/15/39	1,284	2,114,941

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
Bacardi Ltd.
5.15%, 05/15/38 (Call 11/15/37)(b)	$257	$317,694
5.30%, 05/15/48 (Call 11/15/47)(a)(b)	686	914,292
Brown-Forman Corp.
4.00%, 04/15/38 (Call 10/15/37)	190	221,392
4.50%, 07/15/45 (Call 01/15/45)	645	836,918
Coca-Cola Co. (The)
2.50%, 06/01/40	1,238	1,220,202
2.50%, 03/15/51	1,495	1,447,492
2.60%, 06/01/50	1,265	1,249,603
2.75%, 06/01/60	996	993,989
2.88%, 05/05/41	852	883,179
3.00%, 03/05/51	669	711,905
4.20%, 03/25/50	599	771,913
Coca-Cola Femsa SAB de CV
1.85%, 09/01/32 (Call 06/01/32)	180	169,767
5.25%, 11/26/43	312	413,203
Constellation Brands Inc.
3.75%, 05/01/50 (Call 11/01/49)(a)	345	382,646
4.10%, 02/15/48 (Call 08/15/47)	495	569,929
4.50%, 05/09/47 (Call 11/09/46)(a)	461	560,078
5.25%, 11/15/48 (Call 05/15/48)	463	620,417
Diageo Capital PLC
2.13%, 04/29/32 (Call 01/29/32)	809	802,293
3.88%, 04/29/43 (Call 10/29/42)(a)	427	503,444
5.88%, 09/30/36(a)	677	948,520
Diageo Investment Corp.
4.25%, 05/11/42	370	455,895
7.45%, 04/15/35	125	192,658
Fomento Economico Mexicano SAB de CV
3.50%, 01/16/50 (Call 07/16/49)	2,195	2,342,548
4.38%, 05/10/43	437	517,871
Heineken NV
4.00%, 10/01/42(a)(b)	553	657,793
4.35%, 03/29/47 (Call 09/29/46)(b)	345	436,762
Keurig Dr Pepper Inc.
3.35%, 03/15/51 (Call 09/15/50)(a)	495	523,106
3.80%, 05/01/50 (Call 11/01/49)(a)	689	777,817
4.42%, 12/15/46 (Call 06/15/46)	328	395,969
4.50%, 11/15/45 (Call 05/15/45)	414	505,095
4.99%, 05/25/38 (Call 11/25/37)	363	455,116
5.09%, 05/25/48 (Call 11/25/47)	645	856,556
Molson Coors Beverage Co.
4.20%, 07/15/46 (Call 01/15/46)	1,579	1,767,477
5.00%, 05/01/42	958	1,163,945
PepsiCo Inc.
2.63%, 10/21/41 (Call 04/21/41)	1,850	1,868,955
2.75%, 10/21/51 (Call 04/21/51)	1,700	1,752,779
2.88%, 10/15/49 (Call 04/15/49)	1,867	1,968,123
3.38%, 07/29/49 (Call 01/29/49)	520	594,050
3.45%, 10/06/46 (Call 04/06/46)	939	1,069,539
3.63%, 03/19/50 (Call 09/19/49)	678	813,838
Pernod Ricard International Finance LLC, 2.75%, 10/01/50 (Call 04/01/50)(a)(b)	515	500,121
Pernod Ricard SA, 5.50%, 01/15/42(a)(b)	836	1,140,750

		81,349,623

Biotechnology — 1.5%
Amgen Inc.
2.77%, 09/01/53 (Call 03/01/53)	971	916,323
2.80%, 08/15/41 (Call 02/15/41)	960	932,261

Security	Par (000)	Value

Biotechnology (continued)
3.00%, 01/15/52 (Call 07/15/51)	$1,070	$1,048,460
3.15%, 02/21/40 (Call 08/21/39)	1,993	2,043,423
3.38%, 02/21/50 (Call 08/21/49)	2,000	2,107,024
4.40%, 05/01/45 (Call 11/01/44)	2,143	2,583,474
4.56%, 06/15/48 (Call 12/15/47)	1,214	1,518,523
4.66%, 06/15/51 (Call 12/15/50)	3,026	3,904,027
4.95%, 10/01/41	762	960,588
5.15%, 11/15/41 (Call 05/15/41)	779	1,005,702
5.65%, 06/15/42 (Call 12/15/41)	170	232,338
5.75%, 03/15/40(a)	480	649,902
6.38%, 06/01/37	100	141,772
6.40%, 02/01/39(a)	100	142,242
6.90%, 06/01/38	50	73,683
Baxalta Inc., 5.25%, 06/23/45 (Call 12/23/44)	554	748,325
Biogen Inc.
3.15%, 05/01/50 (Call 11/01/49)	1,584	1,555,776
3.25%, 02/15/51 (Call 08/15/50)(b)	837	838,256
5.20%, 09/15/45 (Call 03/15/45)(a)	410	548,599
Gilead Sciences Inc.
2.60%, 10/01/40 (Call 04/01/40)	1,154	1,107,483
2.80%, 10/01/50 (Call 04/01/50)(a)	1,429	1,385,397
4.00%, 09/01/36 (Call 03/01/36)	640	731,551
4.15%, 03/01/47 (Call 09/01/46)	1,100	1,309,272
4.50%, 02/01/45 (Call 08/01/44)	1,583	1,950,133
4.60%, 09/01/35 (Call 03/01/35)	752	907,941
4.75%, 03/01/46 (Call 09/01/45)	1,971	2,517,524
4.80%, 04/01/44 (Call 10/01/43)	1,605	2,029,732
5.65%, 12/01/41 (Call 06/01/41)	988	1,359,820
Regeneron Pharmaceuticals Inc., 2.80%, 09/15/50 (Call 03/15/50)	759	715,483
Royalty Pharma PLC
3.30%, 09/02/40 (Call 03/02/40)	965	964,123
3.35%, 09/02/51 (Call 03/02/51)	592	567,455
3.55%, 09/02/50 (Call 03/02/50)	943	937,150

		38,433,762

Building Materials — 0.5%
Carrier Global Corp.
3.38%, 04/05/40 (Call 10/05/39)	1,351	1,413,606
3.58%, 04/05/50 (Call 10/05/49)	1,685	1,825,422
CRH America Finance Inc.
4.40%, 05/09/47 (Call 11/09/46)(a)(b)	200	243,776
4.50%, 04/04/48 (Call 10/04/47)(a)(b)	901	1,124,290
Holcim Capital Corp. Ltd.
6.50%, 09/12/43(b)	200	294,007
6.88%, 09/29/39(b)	130	186,626
Holcim Finance U.S. LLC, 4.75%, 09/22/46 (Call 03/22/46)(a)(b)	125 158,288
Johnson Controls International PLC
4.50%, 02/15/47 (Call 08/15/46)	428	532,527
4.63%, 07/02/44 (Call 01/02/44)	365	445,212
4.95%, 07/02/64 (Call 01/02/64)(c)	265	363,373
5.13%, 09/14/45 (Call 03/14/45)	381	500,811
6.00%, 01/15/36(a)	580	796,606
Lafarge SA, 7.13%, 07/15/36	400	582,784
Martin Marietta Materials Inc.
3.20%, 07/15/51 (Call 01/15/51)	767	786,585
4.25%, 12/15/47 (Call 06/15/47)	529	629,892
Masco Corp.
3.13%, 02/15/51 (Call 08/15/50)	335	337,091
4.50%, 05/15/47 (Call 11/15/46)(a)	337	410,262

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Materials (continued)
Owens Corning 4.30%, 07/15/47 (Call 01/15/47)	$417	$491,069
4.40%, 01/30/48 (Call 07/30/47)	804	955,887
7.00%, 12/01/36	34	48,872
Votorantim Cimentos International SA, 7.25%, 04/05/41(a)(b)	500	657,350
Vulcan Materials Co.
4.50%, 06/15/47 (Call 12/15/46)(a)	275	341,005
4.70%, 03/01/48 (Call 09/01/47)	661	843,615

		13,968,956

Chemicals — 1.6%
Air Liquide Finance SA, 3.50%, 09/27/46 (Call 03/27/46)(b)	180	207,740
Air Products and Chemicals Inc. 2.70%, 05/15/40 (Call 11/15/39)	642	652,917
2.80%, 05/15/50 (Call 11/15/49)(a)	845	867,889
Albemarle Corp., 5.45%, 12/01/44 (Call 06/01/44)(a)	413	531,982
CF Industries Inc., 4.95%, 06/01/43	1,500	1,838,745
Dow Chemical Co. (The) 3.60%, 11/15/50 (Call 05/15/50)(a)	876	954,092
4.25%, 10/01/34 (Call 04/01/34)	267	307,881
4.38%, 11/15/42 (Call 05/15/42)	1,108	1,319,314
4.63%, 10/01/44 (Call 04/01/44)	222	274,240
4.80%, 05/15/49 (Call 11/15/48)	721	930,827
5.25%, 11/15/41 (Call 05/15/41)	636	824,608
5.55%, 11/30/48 (Call 05/30/48)	840	1,187,400
9.40%, 05/15/39	676	1,215,101
DuPont de Nemours Inc. 5.32%, 11/15/38 (Call 05/15/38)	1,500	1,935,376
5.42%, 11/15/48 (Call 05/15/48)(a)	1,637	2,289,539
Eastman Chemical Co. 4.65%, 10/15/44 (Call 04/15/44)	606	728,660
4.80%, 09/01/42 (Call 03/01/42)	538	653,039
Ecolab Inc. 2.13%, 08/15/50 (Call 02/15/50)	423	382,630
2.75%, 08/18/55 (Call 02/18/55)(b)	1,387	1,371,721
FMC Corp., 4.50%, 10/01/49 (Call 04/01/49)	345	417,708
International Flavors & Fragrances Inc. 3.27%, 11/15/40 (Call 05/15/40)(b)	808	832,514
3.47%, 12/01/50(a)(b)	—	—
4.38%, 06/01/47 (Call 12/01/46)	495	595,519
5.00%, 09/26/48 (Call 03/26/48)	675	887,757
Linde Inc./CT 2.00%, 08/10/50 (Call 02/10/50)(a)	322	283,433
3.55%, 11/07/42 (Call 05/07/42)	545	619,547
Lubrizol Corp. (The), 6.50%, 10/01/34	355	515,820
LYB International Finance BV 4.88%, 03/15/44 (Call 09/15/43)	549	679,705
5.25%, 07/15/43	713	922,334
LYB International Finance III LLC 3.38%, 10/01/40 (Call 04/01/40)	750	776,403
3.63%, 04/01/50 (Call 10/01/50)(a)	893	950,651
3.80%, 10/01/60 (Call 04/01/60)	678	724,954
4.20%, 10/15/49 (Call 04/15/49)(a)	832	970,996
4.20%, 05/01/50 (Call 11/01/49)	850	995,081
LyondellBasell Industries NV, 4.63%, 02/26/55 (Call 08/26/54)	755	938,028
Mosaic Co. (The) 4.88%, 11/15/41 (Call 05/15/41)	230	274,245
5.45%, 11/15/33 (Call 05/15/33)	393	491,957
5.63%, 11/15/43 (Call 05/15/43)	45	60,127

Security	Par (000)	Value

Chemicals (continued)
Nutrien Ltd. 3.95%, 05/13/50 (Call 11/13/49)	$596	$698,732
4.13%, 03/15/35 (Call 09/15/34)	23	26,100
4.90%, 06/01/43 (Call 12/01/42)	15	19,133
5.00%, 04/01/49 (Call 10/01/48)	731	982,960
5.25%, 01/15/45 (Call 07/15/44)	314	422,985
5.63%, 12/01/40(a)	470	639,221
5.88%, 12/01/36	456	609,490
6.13%, 01/15/41 (Call 07/15/40)	309	438,946
7.13%, 05/23/36	523	769,819
Orbia Advance Corp. SAB de CV 5.50%, 01/15/48 (Call 07/15/47)(b)	25	29,356
5.88%, 09/17/44(b)	1,111	1,358,364
RPM International Inc. 4.25%, 01/15/48 (Call 07/15/47)	465	530,861
5.25%, 06/01/45 (Call 12/01/44)	139	176,486
Sherwin-Williams Co. (The) 3.30%, 05/15/50 (Call 11/15/49)(a)	529	561,576
3.80%, 08/15/49 (Call 02/15/49)	472	541,100
4.00%, 12/15/42 (Call 06/15/42)	245	282,063
4.50%, 06/01/47 (Call 12/01/46)	1,157	1,447,998
4.55%, 08/01/45 (Call 02/01/45)	330	409,859
Sociedad Quimica y Minera de Chile SA 3.50%, 09/10/51 (Call 03/10/51)(a)(b)	275	268,507
4.25%, 01/22/50 (Call 07/22/49)(a)(b)	400	432,004
Westlake Chemical Corp. 2.88%, 08/15/41 (Call 02/15/41)(a)	366	353,730
3.13%, 08/15/51 (Call 02/15/51)(a)	693	672,066
3.38%, 08/15/61 (Call 02/15/61)	440	426,363
4.38%, 11/15/47 (Call 05/15/47)	295	345,996
5.00%, 08/15/46 (Call 02/15/46)	445	559,804

		43,413,999

Commercial Services — 1.5%
American University (The), Series 2019, 3.67%, 04/01/49	290	332,290
Brown University in Providence in the State of Rhode Island and Providence Plant, Series A, 2.92%, 09/01/50 (Call 03/01/50)(a)	70	76,648
California Institute of Technology 3.65%, 09/01/2119 (Call 03/01/2119)	480	557,121
4.32%, 08/01/45	138	180,647
4.70%, 11/01/2111	225	332,556
Cintas Corp. No. 2, 6.15%, 08/15/36	50	67,956
Cleveland Clinic Foundation (The), 4.86%, 01/01/2114(a)	450	673,486
DP World Ltd./United Arab Emirates 5.63%, 09/25/48(b)	1,347	1,639,870
6.85%, 07/02/37(a)(b)	880	1,159,400
DP World PLC, 4.70%, 09/30/49 (Call 03/30/49)(a)(b)	545	588,164
Duke University 3.20%, 10/01/38	100	107,320
3.30%, 10/01/46	80	88,474
Series 2020, 2.68%, 10/01/44	322	326,469
Series 2020, 2.76%, 10/01/50(a)	190	198,828
Series 2020, 2.83%, 10/01/55	490	512,620
Emory University, Series 2020, 2.97%, 09/01/50 (Call 03/01/50)	40	42,523
Equifax Inc., 7.00%, 07/01/37(a)	50	70,929
ERAC USA Finance LLC 4.20%, 11/01/46 (Call 05/01/46)(b)	130	155,583
4.50%, 02/15/45 (Call 08/15/44)(a)(b)	409	506,706
5.63%, 03/15/42(b)	437	596,058

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
7.00%, 10/15/37(b)	$1,310	$1,951,758
Ford Foundation (The)
Series 2017, 3.86%, 06/01/47 (Call 12/01/46)(a)	280	338,485
Series 2020, 2.42%, 06/01/50 (Call 12/01/49)(a)	120	117,545
Series 2020, 2.82%, 06/01/70 (Call 12/01/69)	855	870,043
George Washington University (The) 4.87%, 09/15/45	125	167,300
Series 2014, 4.30%, 09/15/44	57	71,823
Series 2016, 3.55%, 09/15/46	160	177,902
Series 2018, 4.13%, 09/15/48 (Call 03/15/48)	1,052	1,306,289
Georgetown University (The) Series 20A, 2.94%, 04/01/50(a)	18	18,141
Series A, 5.22%, 10/01/2118 (Call 04/01/2118)	150	225,688
Series B, 4.32%, 04/01/49 (Call 10/01/48)(a)	395	495,537
Global Payments Inc., 4.15%, 08/15/49 (Call 02/15/49)(a)	507	574,541
Johns Hopkins University Series 2013, 4.08%, 07/01/53(a)	98	125,255
Series A, 2.81%, 01/01/60 (Call 07/01/59)	180	185,536
Leland Stanford Junior University (The) 2.41%, 06/01/50 (Call 12/01/49)(a)	395	386,284
3.46%, 05/01/47	95	110,879
3.65%, 05/01/48 (Call 11/01/47)(a)	592	723,263
Massachusetts Institute of Technology 3.89%, 07/01/2116	510	645,759
3.96%, 07/01/38	59	70,006
4.68%, 07/01/2114(a)	589	887,443
5.60%, 07/01/2111	452	810,116
Series F, 2.99%, 07/01/50 (Call 01/01/50)	534	589,691
Series G, 2.29%, 07/01/51 (Call 01/01/51)	310	293,388
Metropolitan Museum of Art (The), Series 2015, 3.40%, 07/01/45	240	274,452
Moody’s Corp. 2.55%, 08/18/60 (Call 02/18/60)	341	307,490
2.75%, 08/19/41 (Call 02/19/41)	355	348,423
3.25%, 05/20/50 (Call 11/20/49)(a)	499	531,052
4.88%, 12/17/48 (Call 06/17/48)(a)	239	321,076
5.25%, 07/15/44	495	671,831
Northeastern University, Series 2020, 2.89%, 10/01/50(a)	190	196,359
Northwestern University 3.69%, 12/01/38	260	293,953
3.87%, 12/01/48	70	84,979
4.64%, 12/01/44	430	561,406
Series 2017, 3.66%, 12/01/57 (Call 06/01/57)	275	341,403
Novant Health Inc.
2.64%, 11/01/36 (Call 08/01/36)	330	331,977
3.17%, 11/01/51 (Call 05/01/51)(a)	645	692,242
3.32%, 11/01/61 (Call 05/01/61)	261	286,495
4.37%, 11/01/43	200	242,169
PayPal Holdings Inc., 3.25%, 06/01/50 (Call 12/01/49)	655	710,915
President and Fellows of Harvard College
2.52%, 10/15/50 (Call 04/15/50)	301	303,262
3.15%, 07/15/46 (Call 01/15/46)(a)	546	610,306
3.30%, 07/15/56 (Call 01/15/56)	310	361,488
3.62%, 10/01/37	372	425,558
4.88%, 10/15/40	310	422,744
6.50%, 01/15/39(b)	100	156,837
Quanta Services Inc.
2.35%, 01/15/32 (Call 10/15/31)	100	97,898
3.05%, 10/01/41 (Call 04/01/41)	635	625,042

Security	Par (000)	Value

Commercial Services (continued)
Rockefeller Foundation (The), Series 2020, 2.49%, 10/01/50 (Call 04/01/50)	$372	$373,239
S&P Global Inc.
2.30%, 08/15/60 (Call 02/15/60)	795	694,116
3.25%, 12/01/49 (Call 06/01/49)	508	556,226
4.50%, 05/15/48 (Call 11/15/47)	135	173,638
Trustees of Boston College, 3.13%, 07/01/52(a)	402	436,957
Trustees of Boston University, Series CC, 4.06%, 10/01/48 (Call 04/01/48)	230	287,753
Trustees of Dartmouth College, 3.47%, 06/01/46	210	243,176
Trustees of Princeton University (The)
5.70%, 03/01/39	571	833,293
Series 2020, 2.52%, 07/01/50 (Call 01/01/50)	175	174,939
Trustees of the University of Pennsylvania (The)
3.61%, 02/15/2119 (Call 08/15/2118)	130	152,197
4.67%, 09/01/2112	320	475,699
Series 2020, 2.40%, 10/01/50 (Call 04/01/50)(a)	235	230,522
Tufts University, Series 2012, 5.02%, 04/15/2112(a)	160	251,223
University of Chicago (The)
3.00%, 10/01/52 (Call 04/01/52)	175	186,372
4.00%, 10/01/53 (Call 04/01/53)	330	419,255
Series 20B, 2.76%, 04/01/45 (Call 10/01/44)	320	327,016
Series C, 2.55%, 04/01/50 (Call 10/01/49)(a)	275	274,298
University of Notre Dame du Lac
Series 2015, 3.44%, 02/15/45(a)	199	231,578
Series 2017, 3.39%, 02/15/48 (Call 08/15/47)	249	290,132
University of Southern California
2.81%, 10/01/50 (Call 04/01/50)	255	262,904
3.03%, 10/01/39	595	630,560
5.25%, 10/01/2111	395	652,064
Series 2017, 3.84%, 10/01/47 (Call 04/01/47)	430	524,359
Series 21A, 2.95%, 10/01/51 (Call 04/01/51)	80	85,326
Verisk Analytics Inc.
3.63%, 05/15/50 (Call 11/15/49)	334	365,922
5.50%, 06/15/45 (Call 12/15/44)	194	263,284
Wesleyan University, 4.78%, 07/01/2116	211	303,648
William Marsh Rice University
3.57%, 05/15/45	276	317,374
3.77%, 05/15/55	155	194,802
Yale University, Series 2020, 2.40%, 04/15/50 (Call 10/15/49)	298	293,625

		39,061,174

Computers — 2.1%
Apple Inc.
2.38%, 02/08/41 (Call 08/08/40)(a)	1,195	1,162,609
2.40%, 06/20/50 (Call 02/20/50)	1,135	1,073,045
2.55%, 08/20/60 (Call 02/20/60)	1,396	1,310,339
2.65%, 05/11/50 (Call 11/11/49)	2,005	1,980,343
2.65%, 02/08/51 (Call 08/08/50)(a)	2,557	2,523,941
2.70%, 08/05/51 (Call 02/05/51)	3,075	3,063,832
2.80%, 02/08/60 (Call 08/08/60)	1,532	1,513,724
2.85%, 08/05/61 (Call 02/05/61)	815	811,600
2.95%, 09/11/49 (Call 03/11/49)	1,271	1,318,139
3.45%, 02/09/45	1,609	1,804,039
3.75%, 09/12/47 (Call 03/12/47)	865	1,023,501
3.75%, 11/13/47 (Call 05/13/47)	1,167	1,375,017
3.85%, 05/04/43	2,559	3,023,806
3.85%, 08/04/46 (Call 02/04/46)	1,756	2,092,692
4.25%, 02/09/47 (Call 08/09/46)	735	928,241
4.38%, 05/13/45	1,827	2,336,609

S C H E D U L E   O F   I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
4.45%, 05/06/44	$957	$1,222,572
4.50%, 02/23/36 (Call 08/23/35)	1,023	1,278,541
4.65%, 02/23/46 (Call 08/23/45)	3,277	4,330,514
Dell International LLC/EMC Corp.
8.10%, 07/15/36 (Call 01/15/36)	1,318	1,996,796
8.35%, 07/15/46 (Call 01/15/46)	1,600	2,658,838
Hewlett Packard Enterprise Co.
6.20%, 10/15/35 (Call 04/15/35)(a)	868	1,138,997
6.35%, 10/15/45 (Call 04/15/45)(a)	1,171	1,606,403
HP Inc., 6.00%, 09/15/41(a)	1,267	1,672,900
International Business Machines Corp.
2.85%, 05/15/40 (Call 11/15/39)	890	883,975
2.95%, 05/15/50 (Call 11/15/49)	995	988,284
4.00%, 06/20/42	829	955,418
4.15%, 05/15/39	1,972	2,311,571
4.25%, 05/15/49	2,464	3,016,699
4.70%, 02/19/46(a)	540	691,089
5.60%, 11/30/39	530	728,764
5.88%, 11/29/32(a)	1,061	1,407,700
7.13%, 12/01/96	117	220,696
Kyndryl Holdings Inc., 4.10%, 10/15/41 (Call 04/15/41)(b)	250	248,728

		54,699,962

Cosmetics & Personal Care — 0.3%
Colgate-Palmolive Co.
3.70%, 08/01/47 (Call 02/01/47)	300	369,285
4.00%, 08/15/45	556	705,188
Estee Lauder Companies Inc. (The)
3.13%, 12/01/49 (Call 06/01/49)(a)	658	719,814
3.70%, 08/15/42	175	195,632
4.15%, 03/15/47 (Call 09/15/46)	461	581,019
4.38%, 06/15/45 (Call 12/15/44)	370	470,537
6.00%, 05/15/37	130	183,552
Procter & Gamble Co. (The)
3.50%, 10/25/47	40	48,766
3.55%, 03/25/40	526	619,140
3.60%, 03/25/50	686	857,210
5.50%, 02/01/34	25	33,586
5.55%, 03/05/37(a)	310	444,988
Unilever Capital Corp.
5.90%, 11/15/32	1,211	1,634,601
Series 30Y, 2.63%, 08/12/51 (Call 02/12/51)	602	602,348

		7,465,666

Distribution & Wholesale — 0.1%
WW Grainger Inc.
3.75%, 05/15/46 (Call 11/15/45)	485	569,971
4.20%, 05/15/47 (Call 11/15/46)	90	112,930
4.60%, 06/15/45 (Call 12/15/44)	993	1,302,480

		1,985,381

Diversified Financial Services — 1.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.40%, 10/29/33 (Call 07/29/33)	515	524,200
3.85%, 10/29/41 (Call 04/29/41)(a)	1,490	1,542,592
Ally Financial Inc., 8.00%, 11/01/31	612	876,276
American Express Co., 4.05%, 12/03/42	276	331,642
Blackstone Holdings Finance Co. LLC
2.80%, 09/30/50 (Call 03/30/50)(b)	428	418,463
2.85%, 08/05/51 (Call 02/05/51)(b)	550	540,709
3.50%, 09/10/49 (Call 03/10/49)(b)	395	434,202
4.00%, 10/02/47 (Call 04/02/47)(b)	280	329,435

Security	Par (000)	Value

Diversified Financial Services (continued)
4.45%, 07/15/45(a)(b)	$295	$368,930
5.00%, 06/15/44(a)(b)	426	559,976
6.25%, 08/15/42(b)	265	387,578
Brookfield Finance Inc.
3.50%, 03/30/51 (Call 09/30/50)	752	798,324
4.70%, 09/20/47 (Call 03/20/47)	755	929,312
Brookfield Finance LLC, 3.45%, 04/15/50 (Call 10/15/49)	731	768,149
CI Financial Corp., 4.10%, 06/15/51 (Call 12/15/50)(a)	368	404,003
CME Group Inc.
4.15%, 06/15/48 (Call 12/15/47)(a)	731	947,614
5.30%, 09/15/43 (Call 03/15/43)	829	1,163,904
Credit Suisse USA Inc., 7.13%, 07/15/32(a)	1,214	1,715,427
FMR LLC
4.95%, 02/01/33(b)	105	130,094
5.15%, 02/01/43(a)(b)	300	396,351
6.45%, 11/15/39(b)	400	584,137
6.50%, 12/14/40(b)	402	599,093
Franklin Resources Inc., 2.95%, 08/12/51 (Call 02/12/51)(a)	460	458,791
GE Capital Funding LLC, 4.55%, 05/15/32 (Call 02/15/32)	351	420,113
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	8,877	10,799,707
Invesco Finance PLC, 5.38%, 11/30/43	486	640,188
Jefferies Financial Group Inc., 6.63%, 10/23/43 (Call 07/23/43)	443	606,878
Jefferies Group LLC
2.75%, 10/15/32 (Call 07/15/32)(a)	180	178,419
6.25%, 01/15/36	485	645,334
6.50%, 01/20/43	319	446,617
KKR Group Finance Co. II LLC, 5.50%, 02/01/43 (Call 08/01/42)(a)(b)	550	734,100
Legg Mason Inc., 5.63%, 01/15/44	680	943,214
LSEGA Financing PLC, 3.20%, 04/06/41 (Call 10/06/40)(b)	1,101	1,139,239
Mastercard Inc.
2.95%, 03/15/51 (Call 09/15/50)	732	774,754
3.65%, 06/01/49 (Call 12/01/48)	773	906,002
3.80%, 11/21/46 (Call 05/21/46)(a)	590	706,495
3.85%, 03/26/50 (Call 09/26/49)	1,344	1,633,948
3.95%, 02/26/48 (Call 08/26/47)	483	591,151
Nasdaq Inc.
2.50%, 12/21/40 (Call 06/21/40)	563	522,332
3.25%, 04/28/50 (Call 10/28/49)	618	632,719
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., 4.88%, 04/15/45 (Call 10/15/44)(a)(b)	70	82,909
Pine Street Trust II, 5.57%, 02/15/49 (Call 08/15/48)(b)	340	455,040
Raymond James Financial Inc.
3.75%, 04/01/51 (Call 10/01/50)	715	815,454
4.95%, 07/15/46	406	533,447
Visa Inc.
2.00%, 08/15/50 (Call 02/15/50)	1,588	1,419,901
2.70%, 04/15/40 (Call 10/15/39)	1,004	1,029,256
3.65%, 09/15/47 (Call 03/15/47)	624	733,913
4.15%, 12/14/35 (Call 06/14/35)	1,227	1,475,095
4.30%, 12/14/45 (Call 06/14/45)	2,720	3,484,693
Western Union Co. (The)
6.20%, 11/17/36(a)	557	703,256
6.20%, 06/21/40(a)	415	528,130

		48,791,506

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric — 11.7%
Abu Dhabi National Energy Co. PJSC
3.40%, 04/29/51 (Call 10/29/50)(b)	$630	$650,078
4.00%, 10/03/49(b)	465	528,054
6.50%, 10/27/36(a)(b)	810	1,146,952
Acwa Power Management And Investments One Ltd., 5.95%, 12/15/39(a)(b)	320	381,256
Adani Transmission Ltd., 4.25%, 11/21/35(b)	14	14,205
AEP Texas Inc.
3.45%, 05/15/51 (Call 11/15/50)	310	327,583
3.80%, 10/01/47 (Call 04/01/47)(a)	238	261,858
Series E, 6.65%, 02/15/33	454	612,563
Series G, 4.15%, 05/01/49 (Call 11/01/48)	319	374,210
Series H, 3.45%, 01/15/50 (Call 07/15/49)	473	497,362
AEP Transmission Co. LLC
3.15%, 09/15/49 (Call 03/15/49)	400	419,468
3.75%, 12/01/47 (Call 06/01/47)(a)	439	501,157
3.80%, 06/15/49 (Call 12/15/48)	377	439,428
4.00%, 12/01/46 (Call 06/01/46)	290	345,937
4.25%, 09/15/48 (Call 03/15/48)	415	515,933
Series M, 3.65%, 04/01/50 (Call 10/01/49)	227	259,054
Series N, 2.75%, 08/15/51 (Call 02/15/51)	397	391,443
Alabama Power Co.
3.13%, 07/15/51 (Call 01/15/51)(a)	395	417,886
3.45%, 10/01/49 (Call 04/01/49)	297	329,317
3.75%, 03/01/45 (Call 09/01/44)	560	637,723
3.85%, 12/01/42	400	454,268
4.10%, 01/15/42(a)	90	102,598
4.15%, 08/15/44 (Call 02/15/44)	367	433,204
4.30%, 01/02/46 (Call 07/02/45)	450	550,588
5.50%, 03/15/41(a)	438	585,697
6.00%, 03/01/39	367	517,061
6.13%, 05/15/38	40	56,695
Series 11-C, 5.20%, 06/01/41(a)	420	544,312
Series A, 4.30%, 07/15/48 (Call 01/15/48)	455	569,522
Series B, 3.70%, 12/01/47 (Call 06/01/47)	400	457,150
Alfa Desarrollo SpA, 4.55%, 09/27/51 (Call 03/27/51)(a)(b)	265	258,932
Ameren Illinois Co.
2.90%, 06/15/51 (Call 12/15/50)	630	652,918
3.25%, 03/15/50 (Call 09/15/49)	422	463,767
3.70%, 12/01/47 (Call 06/01/47)	452	525,220
4.30%, 07/01/44 (Call 01/01/44)	200	241,210
4.50%, 03/15/49 (Call 09/15/48)	558	731,431
4.80%, 12/15/43 (Call 06/15/43)	345	443,194
American Electric Power Co. Inc., 3.25%, 03/01/50 (Call 09/01/49)	312	317,881
American Transmission Systems Inc., 5.00%, 09/01/44 (Call 03/01/44)(b)	131	169,940
Appalachian Power Co.
4.40%, 05/15/44 (Call 11/15/43)	86	102,062
4.45%, 06/01/45 (Call 12/01/44)(a)	385	464,962
7.00%, 04/01/38	432	636,341
Series L, 5.80%, 10/01/35(a)	295	380,088
Series P, 6.70%, 08/15/37	195	273,965
Series Y, 4.50%, 03/01/49 (Call 09/01/48)	470	583,826
Series Z, 3.70%, 05/01/50 (Call 11/01/49)	295	325,960
Arizona Public Service Co.
2.65%, 09/15/50 (Call 03/15/50)(a)	325	303,081
3.35%, 05/15/50 (Call 11/15/49)	566	596,035
3.50%, 12/01/49 (Call 06/01/49)	297	320,830
3.75%, 05/15/46 (Call 11/15/45)	392	437,560

Security	Par (000)	Value

Electric (continued)
4.20%, 08/15/48 (Call 02/15/48)	$282	$336,427
4.25%, 03/01/49 (Call 09/01/48)	260	312,574
4.35%, 11/15/45 (Call 05/15/45)	315	378,023
4.50%, 04/01/42 (Call 10/01/41)	316	379,293
4.70%, 01/15/44 (Call 07/15/43)	110	134,528
5.05%, 09/01/41 (Call 03/01/41)	325	413,199
5.50%, 09/01/35(a)	455	571,626
Avista Corp., 4.35%, 06/01/48 (Call 12/01/47)	371	466,339
Baltimore Gas & Electric Co.
2.90%, 06/15/50 (Call 12/15/49)(a)	323	326,079
3.20%, 09/15/49 (Call 03/15/49)	407	430,065
3.50%, 08/15/46 (Call 02/15/46)	530	585,063
3.75%, 08/15/47 (Call 02/15/47)	375	431,787
4.25%, 09/15/48 (Call 03/15/48)	260	323,734
6.35%, 10/01/36	95	134,785
Basin Electric Power Cooperative, 4.75%, 04/26/47 (Call 10/26/46)(a)(b)	270	340,360
Berkshire Hathaway Energy Co.
2.85%, 05/15/51 (Call 11/15/50)	881	863,601
3.80%, 07/15/48 (Call 01/15/48)	765	872,363
4.25%, 10/15/50 (Call 04/15/50)	638	790,165
4.45%, 01/15/49 (Call 07/15/48)	903	1,137,909
4.50%, 02/01/45 (Call 08/01/44)	626	774,810
5.15%, 11/15/43 (Call 05/15/43)	642	842,765
5.95%, 05/15/37	480	655,585
6.13%, 04/01/36	1,062	1,459,792
Black Hills Corp.
3.88%, 10/15/49 (Call 04/15/49)	204	227,106
4.20%, 09/15/46 (Call 03/15/46)	270	313,706
4.35%, 05/01/33 (Call 02/01/33)	326	373,010
Celeo Redes Operacion Chile SA, 5.20%, 06/22/47(b)	193	223,737
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)(a)	515	576,411
3.95%, 03/01/48 (Call 09/01/47)	460	554,495
4.50%, 04/01/44 (Call 10/01/43)	615	785,676
Series AC, 4.25%, 02/01/49 (Call 08/01/48)	345	437,497
Series AD, 2.90%, 07/01/50 (Call 01/01/50)	360	371,628
Series AF, 3.35%, 04/01/51 (Call 10/01/50)	125	139,973
Series K2, 6.95%, 03/15/33	10	13,954
CenterPoint Energy Inc., 3.70%, 09/01/49 (Call 03/01/49)(a)	400	443,997
CEZ AS, 5.63%, 04/03/42(b)	405	503,089
Cleco Corporate Holdings LLC, 4.97%, 05/01/46 (Call 11/01/45)(a)	175	216,404
Cleco Power LLC
6.00%, 12/01/40(a)	243	330,408
6.50%, 12/01/35(a)	100	141,762
Cleveland Electric Illuminating Co. (The), 5.95%, 12/15/36	647	859,085
CMS Energy Corp.
4.70%, 03/31/43 (Call 09/30/42)	270	330,049
4.88%, 03/01/44 (Call 09/01/43)	276	353,892
Cometa Energia SA de CV, 6.38%, 04/24/35 (Call 01/24/35)(b)	360	408,542
Comision Federal de Electricidad
3.88%, 07/26/33 (Call 04/26/33)(a)(b)	780	750,750
4.68%, 02/09/51 (Call 08/09/50)(b)	860	798,734
5.75%, 02/14/42(b)	680	731,007
6.13%, 06/16/45(b)	425	498,312
Commonwealth Edison Co. 3.00%, 03/01/50 (Call 09/01/49)	408	420,105

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
3.65%, 06/15/46 (Call 12/15/45)	$625	$712,412
3.70%, 03/01/45 (Call 09/01/44)	421	483,427
3.80%, 10/01/42 (Call 04/01/42)(a)	466	536,454
4.00%, 03/01/48 (Call 09/01/47)(a)	586	703,745
4.00%, 03/01/49 (Call 09/01/48)	343	413,125
4.35%, 11/15/45 (Call 05/15/45)(a)	503	625,774
4.60%, 08/15/43 (Call 02/15/43)	155	196,947
4.70%, 01/15/44 (Call 07/15/43)	365	471,782
6.45%, 01/15/38	169	245,332
Series 123, 3.75%, 08/15/47 (Call 02/15/47)	597	694,229
Series 127, 3.20%, 11/15/49 (Call 05/15/49)	225	237,851
Series 130, 3.13%, 03/15/51 (Call 09/15/50)	384	404,426
Series 131, 2.75%, 09/01/51 (Call 03/01/51)	320	315,194
Connecticut Light & Power Co. (The)
4.00%, 04/01/48 (Call 10/01/47)	454	555,500
4.30%, 04/15/44 (Call 10/15/43)	449	550,098
6.35%, 06/01/36	200	278,285
Series A, 4.15%, 06/01/45 (Call 12/01/44)	145	181,133
Consolidated Edison Co. of New York Inc.
3.60%, 06/15/61 (Call 12/15/60)	560	605,668
3.70%, 11/15/59 (Call 05/15/59)	448	487,171
3.85%, 06/15/46 (Call 12/15/45)	510	571,323
3.95%, 03/01/43 (Call 09/01/42)	580	647,215
4.45%, 03/15/44 (Call 09/15/43)	731	874,285
4.50%, 12/01/45 (Call 06/01/45)	523	635,808
4.50%, 05/15/58 (Call 11/15/57)	576	717,951
4.63%, 12/01/54 (Call 06/01/54)	614	780,801
5.70%, 06/15/40	215	290,558
Series 05-A, 5.30%, 03/01/35	95	118,802
Series 06-A, 5.85%, 03/15/36	417	548,423
Series 06-B, 6.20%, 06/15/36	395	542,442
Series 06-E, 5.70%, 12/01/36	265	342,945
Series 07-A, 6.30%, 08/15/37(a)	380	530,533
Series 08-B, 6.75%, 04/01/38(a)	435	634,373
Series 09-C, 5.50%, 12/01/39	640	844,413
Series 12-A, 4.20%, 03/15/42	258	297,347
Series 2017, 3.88%, 06/15/47 (Call 12/15/46)	510	571,472
Series 20B, 3.95%, 04/01/50 (Call 10/01/49)(a)	776	905,315
Series A, 4.13%, 05/15/49 (Call 11/15/48)	700	829,356
Series C, 3.00%, 12/01/60 (Call 06/01/60)	593	576,677
Series C, 4.00%, 11/15/57 (Call 05/15/57)	124	141,142
Series C, 4.30%, 12/01/56 (Call 06/01/56)	592	723,951
Series E, 4.65%, 12/01/48 (Call 06/01/48)	494	625,523
Consorcio Transmantaro SA, 4.70%, 01/16/34(b)	765	843,420
Consumers Energy Co.
2.50%, 05/01/60 (Call 11/01/59)	473	433,701
2.65%, 08/15/52 (Call 02/15/52)(a)	315	311,280
3.10%, 08/15/50 (Call 02/15/50)	516	555,663
3.25%, 08/15/46 (Call 02/15/46)(a)	470	504,441
3.50%, 08/01/51 (Call 02/01/51)	560	638,067
3.75%, 02/15/50 (Call 08/15/49)	308	363,086
3.95%, 05/15/43 (Call 11/15/42)	245	288,264
3.95%, 07/15/47 (Call 01/15/47)	330	392,121
4.05%, 05/15/48 (Call 11/15/47)	470	571,629
4.35%, 04/15/49 (Call 10/15/48)	640	816,772
4.35%, 08/31/64 (Call 02/28/64)(a)	159	204,208
Dayton Power & Light Co. (The), 3.95%, 06/15/49
(Call 12/15/48)	354	407,972

Security	Par (000)	Value

Electric (continued)
Delmarva Power & Light Co.
4.00%, 06/01/42 (Call 12/01/41)(a)	$200	$221,409
4.15%, 05/15/45 (Call 11/15/44)	250	301,659
Dominion Energy Inc.
4.70%, 12/01/44 (Call 06/01/44)	412	511,795
7.00%, 06/15/38	499	739,601
Series A, 4.60%, 03/15/49 (Call 09/15/48)	175	224,313
Series B, 3.30%, 04/15/41 (Call 10/15/40)	509	537,287
Series B, 5.95%, 06/15/35	489	649,815
Series C, 4.05%, 09/15/42 (Call 03/15/42)	335	384,601
Series C, 4.90%, 08/01/41 (Call 02/01/41)	799	1,003,332
Series E, 6.30%, 03/15/33	496	657,784
Series F, 5.25%, 08/01/33	645	798,100
Dominion Energy South Carolina Inc.
4.60%, 06/15/43 (Call 12/15/42)(a)	423	531,428
5.10%, 06/01/65 (Call 12/01/64)	376	552,916
5.30%, 05/15/33(a)	405	517,441
5.45%, 02/01/41 (Call 08/01/40)(a)	425	578,704
6.05%, 01/15/38	228	321,019
DTE Electric Co.
2.95%, 03/01/50 (Call 09/01/49)	310	320,740
3.70%, 03/15/45 (Call 09/15/44)	504	574,684
3.70%, 06/01/46 (Call 12/01/45)	235	268,630
3.75%, 08/15/47 (Call 02/15/47)	290	337,594
3.95%, 06/15/42 (Call 12/15/41)	210	240,349
3.95%, 03/01/49 (Call 09/01/48)	388	467,480
4.30%, 07/01/44 (Call 01/01/44)	321	393,614
5.70%, 10/01/37	298	400,164
Series A, 4.00%, 04/01/43 (Call 10/01/42)	292	344,111
Series A, 4.05%, 05/15/48 (Call 11/15/47)	505	611,848
Series A, 6.63%, 06/01/36(a)	235	336,457
Series B, 3.25%, 04/01/51 (Call 10/01/50)	392	430,987
Duke Energy Carolinas LLC
3.20%, 08/15/49 (Call 02/15/49)	691	732,861
3.45%, 04/15/51 (Call 10/15/50)	507	556,842
3.70%, 12/01/47 (Call 06/01/47)(a)	447	508,728
3.75%, 06/01/45 (Call 12/01/44)	522	590,423
3.88%, 03/15/46 (Call 09/15/45)	418	483,060
3.95%, 03/15/48 (Call 09/15/47)	248	290,759
4.00%, 09/30/42 (Call 03/30/42)	608	699,404
4.25%, 12/15/41 (Call 06/15/41)	514	612,156
5.30%, 02/15/40	612	814,570
6.00%, 01/15/38	404	562,356
6.05%, 04/15/38	619	868,546
6.10%, 06/01/37	568	776,848
6.45%, 10/15/32	321	434,814
Duke Energy Corp.
3.25%, 10/15/26 (Call 01/15/27)(d)	75	74,491
3.30%, 06/15/41 (Call 12/15/40)	637	651,613
3.50%, 06/15/51 (Call 12/15/50)	372	392,319
3.75%, 09/01/46 (Call 03/01/46)	803	873,828
3.95%, 08/15/47 (Call 02/15/47)	431	483,382
4.20%, 06/15/49 (Call 12/15/48)	619	717,409
4.80%, 12/15/45 (Call 06/15/45)	487	611,068
Duke Energy Florida LLC
3.40%, 10/01/46 (Call 04/01/46)	653	708,730
3.85%, 11/15/42 (Call 05/15/42)	445	507,336
4.20%, 07/15/48 (Call 01/15/48)	352	428,922
5.65%, 04/01/40	341	470,866
6.35%, 09/15/37	371	539,510

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
6.40%, 06/15/38	$415	$603,341
Duke Energy Indiana LLC
2.75%, 04/01/50 (Call 10/01/49)	465	452,459
3.75%, 05/15/46 (Call 11/15/45)	286	328,039
6.12%, 10/15/35	685	923,293
6.35%, 08/15/38	460	659,337
6.45%, 04/01/39	380	548,892
Series UUU, 4.20%, 03/15/42 (Call 09/15/41)	299	346,641
Series WWW, 4.90%, 07/15/43 (Call 01/15/43)	296	377,900
Series YYY, 3.25%, 10/01/49 (Call 04/01/49)	306	323,507
Duke Energy Ohio Inc.
3.70%, 06/15/46 (Call 12/15/45)	375	427,346
4.30%, 02/01/49 (Call 08/01/48)	392	487,594
Duke Energy Progress LLC
2.50%, 08/15/50 (Call 02/15/50)	475	441,315
2.90%, 08/15/51 (Call 02/15/51)	307	309,220
3.60%, 09/15/47 (Call 03/15/47)	470	524,704
3.70%, 10/15/46 (Call 04/15/46)	457	517,588
4.10%, 05/15/42 (Call 11/15/41)	557	651,617
4.10%, 03/15/43 (Call 09/15/42)	411	485,385
4.15%, 12/01/44 (Call 06/01/44)	480	570,577
4.20%, 08/15/45 (Call 02/15/45)	342	413,190
4.38%, 03/30/44 (Call 09/30/43)	325	396,165
6.30%, 04/01/38	205	292,884
E.ON International Finance BV, 6.65%, 04/30/38(a)(b)	1,004	1,457,884
El Paso Electric Co.
5.00%, 12/01/44 (Call 06/01/44)	90	110,457
6.00%, 05/15/35(a)	809	1,068,576
Electricite de France SA
4.75%, 10/13/35 (Call 04/13/35)(b)	344	413,546
4.88%, 09/21/38 (Call 03/21/38)(b)	750	926,227
4.88%, 01/22/44(b)	869	1,100,316
4.95%, 10/13/45 (Call 04/13/45)(b)	1,008	1,310,900
5.00%, 09/21/48 (Call 03/21/48)(a)(b)	1,069	1,425,839
5.25%, 10/13/55 (Call 04/13/55)(b)	291	394,890
5.60%, 01/27/40(a)(b)	695	930,891
6.00%, 01/22/2114(b)	539	777,160
6.95%, 01/26/39(b)	1,470	2,210,963
Emera U.S. Finance LP, 4.75%, 06/15/46 (Call 12/15/45)	1,084	1,298,965
Emirates Semb Corp. Water & Power Co. PJSC, 4.45%, 08/01/35(a)(b)	250	286,500
Empresa de Transmision Electrica SA, 5.13%, 05/02/49(b)	450	510,520
Enel Finance International NV
2.88%, 07/12/41 (Call 01/12/41)(b)	280	272,903
4.75%, 05/25/47(b)	900	1,138,109
6.00%, 10/07/39(b)	1,932	2,644,223
6.80%, 09/15/37(b)	515	745,167
Entergy Arkansas LLC
2.65%, 06/15/51 (Call 12/15/50)	597	570,868
3.35%, 06/15/52 (Call 12/15/51)	403	435,907
4.20%, 04/01/49 (Call 10/01/48)(a)	368	454,772
4.95%, 12/15/44 (Call 12/15/24)	190	206,372
Entergy Corp., 3.75%, 06/15/50 (Call 12/15/49)	435	476,049
Entergy Louisiana LLC
2.35%, 06/15/32 (Call 03/15/32)	571	569,105
2.90%, 03/15/51 (Call 09/15/50)	649	649,186
3.10%, 06/15/41 (Call 12/15/40)	279	289,325
4.00%, 03/15/33 (Call 12/15/32)	556	637,871
4.20%, 09/01/48 (Call 03/01/48)	854	1,052,348
4.20%, 04/01/50 (Call 10/01/49)	501	613,882

Security	Par (000)	Value

Electric (continued)
4.95%, 01/15/45 (Call 01/15/25)	$230	$249,212
Entergy Mississippi LLC
3.50%, 12/01/50 (Call 03/01/51)(a)	195	217,354
3.85%, 06/01/49 (Call 12/01/48)	435	508,736
Entergy Texas Inc.
3.55%, 09/30/49 (Call 03/30/49)(a)	350	378,886
4.50%, 03/30/39 (Call 09/30/38)	143	169,804
5.15%, 06/01/45 (Call 06/01/25)	25	27,194
Evergy Kansas Central Inc.
3.25%, 09/01/49 (Call 03/01/49)	330	351,600
3.45%, 04/15/50 (Call 10/15/49)	457	499,698
4.10%, 04/01/43 (Call 10/01/42)	428	503,569
4.13%, 03/01/42 (Call 09/01/41)	356	418,847
4.25%, 12/01/45 (Call 06/01/45)	247	301,239
4.63%, 09/01/43 (Call 03/01/43)	139	170,100
Evergy Kansas South Inc., 4.30%, 07/15/44
(Call 01/15/44)(b)	70	84,429
Evergy Metro Inc.
4.20%, 06/15/47 (Call 12/15/46)	300	366,965
4.20%, 03/15/48 (Call 09/15/47)(a)	315	388,795
5.30%, 10/01/41 (Call 04/01/41)(a)	344	458,339
Series 2019, 4.13%, 04/01/49 (Call 10/01/48)	435	529,392
Eversource Energy, 3.45%, 01/15/50 (Call 07/15/49)	585	626,700
Exelon Corp.
4.45%, 04/15/46 (Call 10/15/45)	658	814,107
4.70%, 04/15/50 (Call 10/15/49)	703	905,307
4.95%, 06/15/35 (Call 12/15/34)	350	423,719
5.10%, 06/15/45 (Call 12/15/44)	696	925,750
5.63%, 06/15/35(a)	477	613,257
7.60%, 04/01/32	210	297,513
Exelon Generation Co. LLC
5.60%, 06/15/42 (Call 12/15/41)	463	560,420
5.75%, 10/01/41 (Call 04/01/41)(a)	583	713,494
6.25%, 10/01/39	873	1,116,852
Florida Power & Light Co.
3.15%, 10/01/49 (Call 04/01/49)	515	562,478
3.70%, 12/01/47 (Call 06/01/47)	648	764,409
3.80%, 12/15/42 (Call 06/15/42)	417	489,318
3.95%, 03/01/48 (Call 09/01/47)	830	1,018,170
3.99%, 03/01/49 (Call 09/01/48)	505	627,023
4.05%, 06/01/42 (Call 12/01/41)	563	673,642
4.05%, 10/01/44 (Call 04/01/44)	454	551,439
4.13%, 02/01/42 (Call 08/01/41)	580	702,832
4.13%, 06/01/48 (Call 12/01/47)	457	578,636
4.95%, 06/01/35	705	905,744
5.13%, 06/01/41 (Call 12/01/40)	100	131,711
5.25%, 02/01/41 (Call 08/01/40)	405	551,061
5.63%, 04/01/34	200	266,337
5.65%, 02/01/37	116	158,405
5.69%, 03/01/40	281	397,937
5.95%, 10/01/33(a)	465	626,531
5.95%, 02/01/38	920	1,312,391
5.96%, 04/01/39	245	352,605
Georgia Power Co.
4.30%, 03/15/42	884	1,019,188
4.30%, 03/15/43	316	365,772
5.40%, 06/01/40	100	126,133
Series 10-C, 4.75%, 09/01/40	435	522,657
Series A, 3.25%, 03/15/51 (Call 09/15/50)	803	820,404
Series B, 3.70%, 01/30/50 (Call 07/30/49)(a)	528	573,078

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Great River Energy, 6.25%, 07/01/38(a)(b)	$126	$152,182
Iberdrola International BV, 6.75%, 07/15/36(a)	540	795,413
Idaho Power Co.
3.65%, 03/01/45 (Call 09/01/44)(a)	209	234,540
Series K, 4.20%, 03/01/48 (Call 09/01/47)	280	344,512
Indiana Michigan Power Co.
3.25%, 05/01/51 (Call 11/01/50)	345	367,983
4.25%, 08/15/48 (Call 02/15/48)	270	333,099
6.05%, 03/15/37	339	466,832
Series K, 4.55%, 03/15/46 (Call 09/15/45)	320	402,076
Series L, 3.75%, 07/01/47 (Call 01/01/47)	325	373,473
Indianapolis Power & Light Co.
4.05%, 05/01/46 (Call 11/01/45)(b)	269	318,953
4.70%, 09/01/45 (Call 03/01/45)(b)	222	284,706
Infraestructura Energetica Nova SAB de CV
4.75%, 01/15/51 (Call 07/15/50)(b)	775	791,383
4.88%, 01/14/48(a)(b)	335	342,538
International Transmission Co., 4.63%, 08/15/43 (Call 02/15/43)	150	187,102
Interstate Power & Light Co.
3.50%, 09/30/49 (Call 03/30/49)	235	262,543
3.70%, 09/15/46 (Call 03/15/46)(a)	255	289,347
4.70%, 10/15/43 (Call 04/15/43)	238	296,152
6.25%, 07/15/39	250	355,004
ITC Holdings Corp., 5.30%, 07/01/43 (Call 01/01/43)	238	316,076
Jersey Central Power & Light Co.
2.75%, 03/01/32 (Call 12/01/31)(a)(b)	80	81,770
6.15%, 06/01/37	186	249,424
Kentucky Utilities Co.
3.30%, 06/01/50 (Call 12/01/49)	445	480,339
4.38%, 10/01/45 (Call 04/01/45)	455	561,457
5.13%, 11/01/40 (Call 05/01/40)	1,032	1,339,150
Series 1, 4.65%, 11/15/43 (Call 05/15/43)	200	247,695
LLPL Capital Pte Ltd., 6.88%, 02/04/39(a)(b)	314	359,177
Louisville Gas & Electric Co.
4.25%, 04/01/49 (Call 10/01/48)	409	506,388
4.38%, 10/01/45 (Call 04/01/45)	240	289,325
4.65%, 11/15/43 (Call 05/15/43)	165	205,225
Louisville Gas and Electric Co., 5.13%, 05/01/40 (Call 05/15/40)	75	96,066
Massachusetts Electric Co.
4.00%, 08/15/46 (Call 02/15/46)(b)	705	788,683
5.90%, 11/15/39(a)(b)	245	332,303
Mexico Generadora de Energia S de rl, 5.50%, 12/06/32(b)	75	83,767
MidAmerican Energy Co.
2.70%, 08/01/52 (Call 02/01/52)	1,080	1,063,855
3.15%, 04/15/50 (Call 10/15/49)	680	726,155
3.65%, 08/01/48 (Call 02/01/48)	805	921,966
3.95%, 08/01/47 (Call 02/01/47)	550	659,549
4.25%, 05/01/46 (Call 11/01/45)	366	452,226
4.25%, 07/15/49 (Call 01/15/49)	814	1,023,490
4.40%, 10/15/44 (Call 04/15/44)	115	142,369
4.80%, 09/15/43 (Call 03/15/43)	456	588,642
5.75%, 11/01/35(a)	221	296,106
5.80%, 10/15/36	795	1,093,130
Minejesa Capital BV, 5.63%, 08/10/37(b)	520	550,550
Mississippi Power Co.
Series 12-A, 4.25%, 03/15/42	510	602,771
Series B, 3.10%, 07/30/51 (Call 01/30/51)(a)	340	349,062

Security	Par (000)	Value

Electric (continued)
Monongahela Power Co., 5.40%, 12/15/43 (Call 06/15/43)(b)	$222	$290,577
Narragansett Electric Co. (The)
4.17%, 12/10/42(b)	395	445,398
5.64%, 03/15/40(b)	110	143,725
National Grid USA, 5.80%, 04/01/35(a)	480	596,882
National Rural Utilities Cooperative Finance Corp.
4.02%, 11/01/32 (Call 05/01/32)	328	378,980
4.30%, 03/15/49 (Call 09/15/48)	443	556,847
4.40%, 11/01/48 (Call 05/01/48)	262	335,549
Series C, 8.00%, 03/01/32	335	493,489
Nevada Power Co.
5.38%, 09/15/40 (Call 03/15/40)	325	424,405
5.45%, 05/15/41 (Call 11/15/40)(a)	130	171,793
Series EE, 3.13%, 08/01/50 (Call 02/01/50)	171	178,137
Series N, 6.65%, 04/01/36	415	599,388
Series R, 6.75%, 07/01/37	270	399,843
New England Power Co.
2.81%, 10/06/50 (Call 04/06/50)(b)	379	360,479
3.80%, 12/05/47 (Call 06/05/47)(b)	730	814,170
New York State Electric & Gas Corp., 3.30%, 09/15/49 (Call 03/15/49)(a)(b)	155	164,307
Niagara Mohawk Power Corp.
3.03%, 06/27/50 (Call 12/27/49)(b)	577	566,427
4.12%, 11/28/42(b)	35	39,436
4.28%, 10/01/34 (Call 04/01/34)(a)(b)	260	298,623
Northern States Power Co./MN
2.60%, 06/01/51 (Call 12/01/50)	504	491,270
2.90%, 03/01/50 (Call 09/01/49)	575	593,137
3.20%, 04/01/52 (Call 10/01/51)	466	506,244
3.40%, 08/15/42 (Call 02/15/42)	520	574,141
3.60%, 05/15/46 (Call 11/15/45)	290	329,670
3.60%, 09/15/47 (Call 03/15/47)	248	284,120
4.00%, 08/15/45 (Call 02/15/45)	305	364,218
4.13%, 05/15/44 (Call 11/15/43)	368	446,513
4.85%, 08/15/40 (Call 02/15/40)(a)	95	120,462
5.25%, 07/15/35	322	416,859
5.35%, 11/01/39	240	328,985
6.20%, 07/01/37(a)	260	377,804
6.25%, 06/01/36	361	515,361
NorthWestern Corp., 4.18%, 11/15/44 (Call 05/15/44)	53	61,925
NSTAR Electric Co.
3.10%, 06/01/51 (Call 12/01/50)	220	234,246
4.40%, 03/01/44 (Call 09/01/43)	365	451,951
5.50%, 03/15/40	307	421,320
Oglethorpe Power Corp.
3.75%, 08/01/50 (Call 02/01/50)(a)	485	529,553
4.20%, 12/01/42(a)	235	255,721
4.25%, 04/01/46 (Call 10/01/45)(a)	235	257,590
4.55%, 06/01/44	260	298,424
5.05%, 10/01/48 (Call 04/01/48)	463	587,496
5.25%, 09/01/50	285	363,187
5.38%, 11/01/40(a)	225	282,862
5.95%, 11/01/39	363	485,081
Ohio Edison Co.
6.88%, 07/15/36	455	650,575
8.25%, 10/15/38(a)	325	531,875
Ohio Power Co.
4.00%, 06/01/49 (Call 12/01/48)(a)	225	265,069
4.15%, 04/01/48 (Call 10/01/47)	370	448,156

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Series D, 6.60%, 03/01/33	$205	$276,906
Series F, 5.85%, 10/01/35	60	80,273
Series G, 6.60%, 02/15/33	256	345,528
Series R, 2.90%, 10/01/51 (Call 04/01/51)	345	343,494
Oklahoma Gas & Electric Co.
3.85%, 08/15/47 (Call 02/15/47)(a)	500	578,563
4.00%, 12/15/44 (Call 06/15/44)	30	33,784
4.15%, 04/01/47 (Call 10/01/46)(a)	340	410,479
4.55%, 03/15/44 (Call 09/15/43)	15	18,223
5.85%, 06/01/40(a)	365	500,993
Oklahoma Gas and Electric Co., 3.90%, 05/01/43
(Call 11/01/42)	50	55,761
Oncor Electric Delivery Co. LLC
3.10%, 09/15/49 (Call 03/15/49)	533	575,307
3.70%, 05/15/50 (Call 11/15/49)	125	148,492
3.75%, 04/01/45 (Call 10/01/44)	581	680,178
3.80%, 09/30/47 (Call 03/30/47)	260	307,903
3.80%, 06/01/49 (Call 12/01/48)	305	366,165
4.10%, 11/15/48 (Call 05/15/48)	413	512,359
4.55%, 12/01/41 (Call 06/01/41)	330	419,663
5.25%, 09/30/40	435	592,270
5.30%, 06/01/42 (Call 12/01/41)	320	438,657
7.00%, 05/01/32	214	301,087
7.25%, 01/15/33(a)	521	760,032
7.50%, 09/01/38	380	610,774
Series WI, 5.35%, 10/01/52 (Call 04/01/52)	294	442,317
Pacific Gas & Electric Co., 4.50%, 12/15/41
(Call 06/15/41)(a)	285	285,000
Pacific Gas and Electric Co.
3.30%, 08/01/40 (Call 02/01/40)	610	575,721
3.50%, 08/01/50 (Call 02/01/50)	1,630	1,549,275
3.75%, 08/15/42 (Call 02/15/42)	435	412,042
3.95%, 12/01/47 (Call 06/01/47)	555	548,164
4.00%, 12/01/46 (Call 06/01/46)	545	541,372
4.20%, 06/01/41 (Call 12/01/40)(a)	488	491,931
4.25%, 03/15/46 (Call 09/15/45)	495	503,358
4.30%, 03/15/45 (Call 09/15/44)	485	490,868
4.45%, 04/15/42 (Call 10/15/41)	420	427,743
4.50%, 07/01/40 (Call 01/01/40)	1,663	1,730,837
4.60%, 06/15/43 (Call 12/15/42)	366	374,428
4.75%, 02/15/44 (Call 08/15/43)	479	495,213
4.95%, 07/01/50 (Call 01/01/50)	2,510	2,778,123
PacifiCorp.
2.90%, 06/15/52 (Call 12/15/51)	379	376,984
3.30%, 03/15/51 (Call 09/15/50)	400	423,386
4.10%, 02/01/42 (Call 08/01/41)	287	334,047
4.13%, 01/15/49 (Call 07/15/48)	550	657,933
4.15%, 02/15/50 (Call 08/15/49)	632	762,360
5.25%, 06/15/35(a)	260	331,865
5.75%, 04/01/37	390	525,701
6.00%, 01/15/39	754	1,053,465
6.10%, 08/01/36	610	839,145
6.25%, 10/15/37	465	655,988
6.35%, 07/15/38	295	423,719
PECO Energy Co.
2.80%, 06/15/50 (Call 12/15/49)	342	340,285
2.85%, 09/15/51 (Call 03/15/51)	205	205,720
3.00%, 09/15/49 (Call 03/15/49)	406	417,759
3.05%, 03/15/51 (Call 09/15/50)	170	177,392
3.70%, 09/15/47 (Call 03/15/47)	69	79,361

Security	Par (000)	Value

Electric (continued)
3.90%, 03/01/48 (Call 09/01/47)	$591	$697,643
4.15%, 10/01/44 (Call 04/01/44)	345	422,903
4.80%, 10/15/43 (Call 04/15/43)	311	400,187
5.95%, 10/01/36	111	156,059
Pennsylvania Electric Co., 6.15%, 10/01/38	285	389,752
Perusahaan Listrik Negara PT, 4.00%, 06/30/50 (Call 12/30/49)(b)	1,135	1,098,112
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.38%, 02/05/50(b)	235	237,070
4.88%, 07/17/49(a)(b)	901	956,168
5.25%, 10/24/42(b)	1,025	1,140,312
5.25%, 05/15/47(b)	30	33,225
6.15%, 05/21/48(b)	950	1,172,594
6.25%, 01/25/49(a)(b)	465	582,412
Potomac Electric Power Co.
4.15%, 03/15/43 (Call 09/15/42)	561	667,993
6.50%, 11/15/37	515	749,983
7.90%, 12/15/38(a)	245	399,729
PPL Electric Utilities Corp.
3.00%, 10/01/49 (Call 04/01/49)(a)	407	430,124
3.95%, 06/01/47 (Call 12/01/46)	396	476,800
4.13%, 06/15/44 (Call 12/15/43)	350	422,514
4.15%, 10/01/45 (Call 04/01/45)	380	463,816
4.15%, 06/15/48 (Call 12/15/47)	297	371,528
4.75%, 07/15/43 (Call 01/15/43)(a)	250	326,388
5.20%, 07/15/41 (Call 01/15/41)	90	117,864
6.25%, 05/15/39	45	65,133
Progress Energy Inc., 6.00%, 12/01/39	480	659,145
Public Service Co. of Colorado
3.55%, 06/15/46 (Call 12/15/45)	265	290,681
3.60%, 09/15/42 (Call 03/15/42)(a)	282	316,701
3.80%, 06/15/47 (Call 12/15/46)	282	329,599
3.95%, 03/15/43 (Call 09/15/42)(a)	200	229,135
4.05%, 09/15/49 (Call 03/15/49)	245	301,327
4.10%, 06/15/48 (Call 12/15/47)	475	582,727
4.30%, 03/15/44 (Call 09/15/43)	237	288,401
4.75%, 08/15/41 (Call 02/15/41)	129	161,197
6.50%, 08/01/38(a)	275	412,032
Series 17, 6.25%, 09/01/37(a)	335	492,344
Series 34, 3.20%, 03/01/50 (Call 09/01/49)	455	488,907
Series 36, 2.70%, 07/15/49 (Call 07/15/50)	475	469,942
Public Service Co. of New Hampshire, 3.60%, 07/01/49 (Call 01/01/49)	256	295,725
Public Service Co. of Oklahoma
Series G, 6.63%, 11/15/37	95	136,599
Series K, 3.15%, 08/15/51 (Call 02/15/51)(a)	200	205,250
Public Service Electric & Gas Co.
2.05%, 08/01/50 (Call 02/01/50)	351	305,904
2.70%, 05/01/50 (Call 11/01/49)	405	402,142
3.15%, 01/01/50 (Call 07/01/49)	251	267,293
3.20%, 08/01/49 (Call 02/01/49)(a)	275	296,781
3.60%, 12/01/47 (Call 06/01/47)	368	419,923
3.65%, 09/01/42 (Call 03/01/42)	390	440,446
3.80%, 01/01/43 (Call 07/01/42)	140	159,990
3.80%, 03/01/46 (Call 09/01/45)	409	481,691
3.85%, 05/01/49 (Call 11/01/48)	400	476,263
3.95%, 05/01/42 (Call 11/01/41)(a)	293	343,395
4.05%, 05/01/48 (Call 11/01/47)	190	231,586
4.15%, 11/01/45 (Call 05/01/45)	271	321,124

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
5.38%, 11/01/39	$135	$180,797
5.50%, 03/01/40	495	671,380
5.80%, 05/01/37	349	483,441
Series I, 4.00%, 06/01/44 (Call 12/01/43)	55	63,969
Series K, 4.05%, 05/01/45 (Call 11/01/44)	275	324,047
Public Service Electric and Gas Co.
3.00%, 03/01/51 (Call 09/01/50)	402	419,188
5.70%, 12/01/36(a)	190	258,267
Puget Sound Energy Inc.
2.89%, 09/15/51 (Call 03/15/51)(a)	230	231,615
3.25%, 09/15/49 (Call 03/15/49)	390	412,652
4.22%, 06/15/48 (Call 12/15/47)	395	481,748
4.30%, 05/20/45 (Call 11/20/44)	354	431,016
4.43%, 11/15/41 (Call 05/15/41)(a)	205	243,387
5.48%, 06/01/35	511	644,303
5.64%, 04/15/41 (Call 10/15/40)	430	584,668
5.76%, 10/01/39(a)	420	576,795
5.76%, 07/15/40	50	68,108
5.80%, 03/15/40	401	556,881
6.27%, 03/15/37	215	296,365
Ruwais Power Co. PJSC, 6.00%, 08/31/36(b)	450	599,625
San Diego Gas & Electric Co.
3.95%, 11/15/41	210	231,349
4.15%, 05/15/48 (Call 11/15/47)	318	386,579
4.30%, 04/01/42 (Call 10/01/41)	230	270,003
4.50%, 08/15/40	449	551,154
5.35%, 05/15/35	15	18,954
5.35%, 05/15/40(a)	90	119,789
6.00%, 06/01/39	263	366,800
Series FFF, 6.13%, 09/15/37	25	34,478
Series RRR, 3.75%, 06/01/47 (Call 12/01/46)	428	491,232
Series TTT, 4.10%, 06/15/49 (Call 12/15/48)	335	406,766
Series UUU, 3.32%, 04/15/50 (Call 10/15/49)	349	373,060
Series WWW, 2.95%, 08/15/51 (Call 02/15/51)	450	456,822
Saudi Electricity Global Sukuk Co. 2, 5.06%, 04/08/43(b)	425	514,250
Saudi Electricity Global Sukuk Co. 3, 5.50%, 04/08/44(a)(b)	1,269	1,621,137
Sempra Energy
3.80%, 02/01/38 (Call 08/01/37)	880	974,677
4.00%, 02/01/48 (Call 08/01/47)	821	927,568
6.00%, 10/15/39(a)	857	1,190,074
Sierra Pacific Power Co., Series P, 6.75%, 07/01/37	150	216,478
Solar Star Funding LLC, 3.95%, 06/30/35(b)	16	17,348
Southern California Edison Co.
3.65%, 02/01/50 (Call 08/01/49)	935	1,008,246
3.90%, 12/01/41 (Call 06/01/41)(a)	117	121,537
4.00%, 04/01/47 (Call 10/01/46)	1,091	1,212,920
4.05%, 03/15/42 (Call 09/15/41)	412	447,124
4.50%, 09/01/40 (Call 03/01/40)	549	632,824
4.65%, 10/01/43 (Call 04/01/43)	614	729,314
5.50%, 03/15/40	650	821,079
5.63%, 02/01/36	444	558,115
6.00%, 01/15/34	632	821,185
6.05%, 03/15/39	662	884,264
Series 04-G, 5.75%, 04/01/35	280	357,309
Series 05-B, 5.55%, 01/15/36(a)	270	332,186
Series 05-E, 5.35%, 07/15/35	590	728,869
Series 06-E, 5.55%, 01/15/37	250	310,528
Series 08-A, 5.95%, 02/01/38	642	840,955
Series 13-A, 3.90%, 03/15/43 (Call 09/15/42)	284	300,820
Series 20A, 2.95%, 02/01/51 (Call 08/01/50)	591	563,102

Security	Par (000)	Value

Electric (continued)
Series B, 4.88%, 03/01/49 (Call 09/01/48)	$424	$533,343
Series C, 3.60%, 02/01/45 (Call 08/01/44)	392	407,219
Series C, 4.13%, 03/01/48 (Call 09/01/47)	752	847,411
Series H, 3.65%, 06/01/51 (Call 12/01/50)	365	391,445
Southern Co. (The)
4.25%, 07/01/36 (Call 01/01/36)(a)	621	709,502
4.40%, 07/01/46 (Call 01/01/46)	1,040	1,239,148
Southern Power Co.
5.15%, 09/15/41	645	790,446
5.25%, 07/15/43	325	408,037
Series F, 4.95%, 12/15/46 (Call 06/15/46)	400	489,071
Southwestern Electric Power Co.
6.20%, 03/15/40	629	875,950
Series J, 3.90%, 04/01/45 (Call 10/01/44)	416	464,110
Series L, 3.85%, 02/01/48 (Call 08/01/47)	388	433,482
Southwestern Public Service Co.
3.40%, 08/15/46 (Call 02/15/46)	162	176,237
3.70%, 08/15/47 (Call 02/15/47)	315	357,800
3.75%, 06/15/49 (Call 12/15/48)	371	427,976
4.50%, 08/15/41 (Call 02/15/41)	202	249,175
6.00%, 10/01/36(a)	408	540,188
Series 6, 4.40%, 11/15/48 (Call 05/15/48)	210	265,401
Series 8, 3.15%, 05/01/50 (Call 11/01/49)	248	262,072
State Grid Overseas Investment 2014 Ltd., 4.85%, 05/07/44(b)	940	1,235,834
State Grid Overseas Investment 2016 Ltd., 4.00%, 05/04/47(a)(b)	260	314,829
Tampa Electric Co.
3.45%, 03/15/51 (Call 09/15/50)	370	409,166
3.63%, 06/15/50 (Call 12/15/49)	290	330,722
4.10%, 06/15/42 (Call 12/15/41)	310	360,026
4.20%, 05/15/45 (Call 11/15/44)	260	303,216
4.30%, 06/15/48 (Call 12/15/47)	260	322,343
4.35%, 05/15/44 (Call 11/15/43)	285	345,727
4.45%, 06/15/49 (Call 12/15/48)	300	383,795
6.15%, 05/15/37	135	187,654
6.55%, 05/15/36	235	336,435
Toledo Edison Co. (The), 6.15%, 05/15/37	280	386,653
Tri-State Generation & Transmission Association Inc.
4.25%, 06/01/46 (Call 12/01/45)(a)	195	221,020
4.70%, 11/01/44 (Call 05/01/44)	185	224,390
6.00%, 06/15/40(a)(b)	554	758,662
Tucson Electric Power Co.
3.25%, 05/01/51 (Call 11/01/50)(a)	235	245,693
4.00%, 06/15/50 (Call 12/15/49)	213	251,863
4.85%, 12/01/48 (Call 06/01/48)	200	261,947
Union Electric Co.
2.63%, 03/15/51 (Call 09/15/50)(a)	325	318,366
3.25%, 10/01/49 (Call 04/01/49)	165	179,299
3.65%, 04/15/45 (Call 10/15/44)(a)	240	273,577
3.90%, 09/15/42 (Call 03/15/42)(a)	605	696,648
4.00%, 04/01/48 (Call 10/01/47)	423	510,540
5.30%, 08/01/37	15	19,350
8.45%, 03/15/39	385	658,581
Virginia Electric & Power Co.
2.45%, 12/15/50 (Call 06/15/50)	698	653,039
3.30%, 12/01/49 (Call 06/01/49)(a)	437	480,597
4.00%, 01/15/43 (Call 07/15/42)	571	664,567
4.45%, 02/15/44 (Call 08/15/43)	275	338,679
4.60%, 12/01/48 (Call 06/01/48)	490	639,090

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
6.35%, 11/30/37	$110	$157,405
8.88%, 11/15/38	702	1,239,847
Series A, 6.00%, 05/15/37	78	107,820
Series B, 3.80%, 09/15/47 (Call 03/15/47)	475	549,335
Series B, 4.20%, 05/15/45 (Call 11/15/44)	232	279,697
Series B, 6.00%, 01/15/36	468	639,546
Series C, 4.00%, 11/15/46 (Call 05/15/46)	439	519,017
Series D, 4.65%, 08/15/43 (Call 02/15/43)	551	688,978
Wisconsin Electric Power Co.
3.65%, 12/15/42 (Call 06/15/42)	100	109,103
4.30%, 12/15/45 (Call 06/15/45)	185	221,576
4.30%, 10/15/48 (Call 04/15/48)	306	384,291
5.63%, 05/15/33(a)	315	407,158
5.70%, 12/01/36	210	281,021
Wisconsin Power & Light Co., 4.10%, 10/15/44 (Call 04/15/44)	83	97,009
Wisconsin Power and Light Co.
3.65%, 04/01/50 (Call 10/01/49)	300	345,497
6.38%, 08/15/37	300	427,851
7.60%, 10/01/38	25	39,390
Wisconsin Public Service Corp.
3.30%, 09/01/49 (Call 03/01/49)	285	307,092
3.67%, 12/01/42	300	337,990
4.75%, 11/01/44 (Call 05/01/44)	415	532,074
Xcel Energy Inc.
3.50%, 12/01/49 (Call 06/01/49)	381	414,299
4.80%, 09/15/41 (Call 03/15/41)	489	603,139
6.50%, 07/01/36	350	497,238

		310,188,012

Electrical Components & Equipment — 0.0%
Emerson Electric Co.
2.75%, 10/15/50 (Call 04/15/50)	713	703,391
5.25%, 11/15/39	120	159,408
6.00%, 08/15/32	100	134,677
6.13%, 04/15/39(a)	160	228,379

		1,225,855

Electronics — 0.1%
Fortive Corp., 4.30%, 06/15/46 (Call 12/15/45)(a)	464	558,834
Honeywell International Inc.
2.80%, 06/01/50 (Call 12/01/49)(a)	624	654,088
3.81%, 11/21/47 (Call 05/21/47)	666	807,603
5.38%, 03/01/41(a)	280	392,302
5.70%, 03/15/37	200	275,250
Tyco Electronics Group SA, 7.13%, 10/01/37	823	1,247,274

		3,935,351

Engineering & Construction — 0.2%
Aeropuerto Internacional de Tocumen SA
4.00%, 08/11/41 (Call 08/11/40)(a)(b)	190	190,796
5.13%, 08/11/61 (Call 08/11/60)(b)	1,160	1,207,861
Interchile SA, 4.50%, 06/30/56 (Call 12/30/55)(b)	950	1,001,851
Mexico City Airport Trust
5.50%, 10/31/46 (Call 04/30/46)(b)	610	616,869
5.50%, 07/31/47 (Call 01/31/47)(b)	1,709	1,735,489

		4,752,866

Environmental Control — 0.2%
Republic Services Inc.
1.75%, 02/15/32 (Call 11/15/31)	1,064	1,007,851
3.05%, 03/01/50 (Call 09/01/49)(a)	517	539,761
5.70%, 05/15/41 (Call 11/15/40)(a)	210	286,267

Security	Par (000)	Value

Environmental Control (continued)
6.20%, 03/01/40	$45	$64,576
Waste Connections Inc.
2.95%, 01/15/52 (Call 07/15/51)	870	866,000
3.05%, 04/01/50 (Call 10/01/49)	299	304,139
Waste Management Inc.
2.50%, 11/15/50 (Call 05/15/50)	752	713,206
2.95%, 06/01/41 (Call 12/01/40)	745	772,107
3.90%, 03/01/35 (Call 09/01/34)(a)	478	541,043
4.10%, 03/01/45 (Call 09/01/44)	160	194,265
4.15%, 07/15/49 (Call 01/15/49)	243	305,592

		5,594,807

Food — 1.5%
Bimbo Bakeries USA Inc., 4.00%, 05/17/51 (Call 11/17/50)(a)(b)	450	495,761
Campbell Soup Co.
3.13%, 04/24/50 (Call 10/24/49)(a)	457	454,618
4.80%, 03/15/48 (Call 09/15/47)(a)	617	781,463
Conagra Brands Inc.
5.30%, 11/01/38 (Call 05/01/38)	988	1,252,985
5.40%, 11/01/48 (Call 05/01/48)(a)	819	1,110,636
General Mills Inc.
3.00%, 02/01/51 (Call 08/01/50)(a)(b)	468	478,107
4.15%, 02/15/43 (Call 08/15/42)	60	70,603
4.55%, 04/17/38 (Call 10/17/37)	530	632,157
4.70%, 04/17/48 (Call 10/17/47)	417	548,903
5.40%, 06/15/40	500	663,515
Grupo Bimbo SAB de CV
4.00%, 03/06/49(a)(b)	835	917,807
4.70%, 11/10/47 (Call 05/10/47)(b)	430	520,440
4.88%, 06/27/44(b)	200	240,270
Hershey Co. (The)
2.65%, 06/01/50 (Call 12/01/49)	334	332,453
3.13%, 11/15/49 (Call 05/15/49)	175	189,559
3.38%, 08/15/46 (Call 02/15/46)	416	469,479
Hormel Foods Corp., 3.05%, 06/03/51 (Call 12/03/50)(a)	565	602,770
Ingredion Inc.
3.90%, 06/01/50 (Call 12/01/49)	451	519,856
6.63%, 04/15/37(a)	169	237,379
J M Smucker Co. (The)
2.13%, 03/15/32 (Call 12/15/31)	500	487,004
2.75%, 09/15/41 (Call 03/15/41)	355	343,973
JM Smucker Co. (The)
3.55%, 03/15/50 (Call 09/15/49)(a)	270	297,611
4.25%, 03/15/35	352	411,064
4.38%, 03/15/45	494	607,499
Kellogg Co., 4.50%, 04/01/46	630	790,549
Koninklijke Ahold Delhaize NV, 5.70%, 10/01/40(a)	145	200,318
Kroger Co. (The)
3.88%, 10/15/46 (Call 04/15/46)	220	247,972
3.95%, 01/15/50 (Call 07/15/49)(a)	830	960,669
4.45%, 02/01/47 (Call 08/01/46)	807	986,000
4.65%, 01/15/48 (Call 07/15/47)	490	615,536
5.00%, 04/15/42 (Call 10/15/41)	319	404,887
5.15%, 08/01/43 (Call 02/01/43)(a)	510	666,197
5.40%, 07/15/40 (Call 01/15/40)	400	523,868
5.40%, 01/15/49 (Call 07/15/48)(a)	315	440,505
6.90%, 04/15/38	400	588,397
Mars Inc.
1.63%, 07/16/32 (Call 04/16/32)(a)(b)	290	273,848
2.38%, 07/16/40 (Call 01/16/40)(b)	743	718,325

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
2.45%, 07/16/50 (Call 01/16/50)(a)(b)	$462	$439,730
3.60%, 04/01/34 (Call 01/01/34)(b)	778	872,197
3.88%, 04/01/39 (Call 10/01/38)(b)	455	530,449
3.95%, 04/01/44 (Call 10/01/43)(b)	38	44,701
3.95%, 04/01/49 (Call 10/01/48)(a)(b)	998	1,218,382
4.13%, 04/01/54 (Call 10/01/53)(b)	315	401,405
4.20%, 04/01/59 (Call 10/01/58)(b)	607	780,743
McCormick & Co. Inc./MD, 4.20%, 08/15/47 (Call 02/15/47)	370	446,869
Mondelez International Inc.
1.88%, 10/15/32 (Call 07/15/32)	900	859,768
2.63%, 09/04/50 (Call 03/04/50)	1,056	995,498
6.50%, 02/09/40(a)	196	276,430
Nestle Holdings Inc.
2.50%, 09/14/41 (Call 03/14/41)(a)(b)	200	197,826
2.63%, 09/14/51 (Call 03/14/51)(a)(b)	320	321,442
3.90%, 09/24/38 (Call 03/24/38)(b)	1,237	1,462,719
4.00%, 09/24/48 (Call 03/24/48)(a)(b)	1,709	2,147,371
Sysco Corp.
3.30%, 02/15/50 (Call 08/15/49)(a)	239	249,315
4.45%, 03/15/48 (Call 09/15/47)	490	593,220
4.50%, 04/01/46 (Call 10/01/45)	476	574,942
4.85%, 10/01/45 (Call 04/01/45)	450	573,252
5.38%, 09/21/35(a)	425	544,098
6.60%, 04/01/40 (Call 10/01/39)	385	567,794
6.60%, 04/01/50 (Call 10/01/49)(a)	1,103	1,771,591
Tesco PLC, 6.15%, 11/15/37(b)	140	182,572
Tyson Foods Inc.
4.55%, 06/02/47 (Call 12/02/46)	602	754,652
4.88%, 08/15/34 (Call 02/15/34)	345	422,152
5.10%, 09/28/48 (Call 03/28/48)	1,283	1,741,865
5.15%, 08/15/44 (Call 02/15/44)	458	601,771

		39,655,737

Forest Products & Paper — 0.3%
Celulosa Arauco y Constitucion SA
5.15%, 01/29/50 (Call 07/29/49)(a)(b)	80	89,048
5.50%, 11/02/47 (Call 05/02/47)(a)	550	632,506
5.50%, 04/30/49 (Call 10/30/48)(a)(b)	500	577,880
International Paper Co.
4.35%, 08/15/48 (Call 02/15/48)	324	405,616
4.40%, 08/15/47 (Call 02/15/47)	653	816,402
4.80%, 06/15/44 (Call 12/15/43)	747	950,298
5.00%, 09/15/35 (Call 03/15/35)	510	625,900
5.15%, 05/15/46 (Call 11/15/45)	583	777,346
6.00%, 11/15/41 (Call 05/15/41)	488	677,962
7.30%, 11/15/39	759	1,167,088
8.70%, 06/15/38	370	607,691
Stora Enso OYJ, 7.25%, 04/15/36(a)(b)	345	462,065
Suzano Austria GmbH, 7.00%, 03/16/47 (Call 09/16/46)(a)(b)	990	1,244,791

		9,034,593

Gas — 0.9%
APT Pipelines Ltd., 5.00%, 03/23/35 (Call 12/23/34)(b)	46	55,436
Atmos Energy Corp.
2.85%, 02/15/52 (Call 08/15/51)	145	142,694
3.38%, 09/15/49 (Call 03/15/49)(a)	587	630,502
4.13%, 10/15/44 (Call 04/15/44)	455	532,232
4.13%, 03/15/49 (Call 09/15/48)(a)	542	651,611
4.15%, 01/15/43 (Call 07/15/42)	502	581,448

Security	Par (000)	Value

Gas (continued)
4.30%, 10/01/48 (Call 04/01/48)	$631	$771,462
5.50%, 06/15/41 (Call 12/15/40)	170	228,628
Boston Gas Co., 4.49%, 02/15/42(b)	365	423,038
Brooklyn Union Gas Co. (The)
4.27%, 03/15/48 (Call 09/15/47)(b)	429	494,514
4.49%, 03/04/49 (Call 09/04/48)(b)	642	765,503
4.50%, 03/10/46 (Call 09/10/45)(b)	497	589,284
CenterPoint Energy Resources Corp.
4.10%, 09/01/47 (Call 03/01/47)(a)	390	459,982
5.85%, 01/15/41 (Call 07/15/40)	238	328,375
6.63%, 11/01/37	180	253,126
East Ohio Gas Co. (The), 3.00%, 06/15/50 (Call 12/15/49)(b)	697	706,569
KeySpan Gas East Corp., 5.82%, 04/01/41(b)	300	402,495
Korea Gas Corp., 6.25%, 01/20/42(a)(b)	410	627,173
Mega Advance Investments Ltd., 6.38%, 05/12/41(a)(b)	200	274,550
Nakilat Inc., 6.07%, 12/31/33(a)(b)	633	773,325
NiSource Inc.
3.95%, 03/30/48 (Call 09/30/47)	620	713,757
4.38%, 05/15/47 (Call 11/15/46)	720	869,766
4.80%, 02/15/44 (Call 08/15/43)	745	928,364
5.25%, 02/15/43 (Call 08/15/42)	438	571,121
5.65%, 02/01/45 (Call 08/01/44)	386	538,869
5.80%, 02/01/42 (Call 08/01/41)	160	217,793
5.95%, 06/15/41 (Call 12/15/40)	366	506,860
ONE Gas Inc.
4.50%, 11/01/48 (Call 05/01/48)	405	500,620
4.66%, 02/01/44 (Call 08/01/43)	571	698,776
Piedmont Natural Gas Co. Inc.
3.35%, 06/01/50 (Call 12/01/49)	326	341,090
3.64%, 11/01/46 (Call 05/01/46)	270	292,488
4.10%, 09/18/34 (Call 03/18/34)(a)	390	440,428
4.65%, 08/01/43 (Call 02/01/43)	265	321,956
Southern California Gas Co.
3.75%, 09/15/42 (Call 03/15/42)	325	361,050
4.45%, 03/15/44 (Call 09/15/43)	190	223,266
5.13%, 11/15/40	270	351,062
Series UU, 4.13%, 06/01/48 (Call 12/01/47)	200	243,937
Series VV, 4.30%, 01/15/49 (Call 07/15/48)	404	507,750
Series WW, 3.95%, 02/15/50 (Call 08/15/49)	361	431,346
Southern Co. Gas Capital Corp.
3.95%, 10/01/46 (Call 04/01/46)	436	494,441
4.40%, 06/01/43 (Call 12/01/42)	355	415,651
4.40%, 05/30/47 (Call 11/30/46)	266	317,357
5.88%, 03/15/41 (Call 09/15/40)	701	964,159
6.00%, 10/01/34	400	517,683
Series 21A, 3.15%, 09/30/51 (Call 03/30/51)	475	480,815
Southwest Gas Corp.
3.18%, 08/15/51 (Call 02/15/51)	505	494,898
3.80%, 09/29/46 (Call 03/29/46)	145	158,201
4.15%, 06/01/49 (Call 12/01/48)(a)	388	445,735
Spire Inc., 4.70%, 08/15/44 (Call 02/15/44)	120	137,278
Spire Missouri Inc., 3.30%, 06/01/51 (Call 12/01/50)	460	497,391
Washington Gas Light Co.
3.65%, 09/15/49 (Call 03/15/49)	533	610,324
Series K, 3.80%, 09/15/46 (Call 03/15/46)	426	491,691

		24,777,870

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hand & Machine Tools — 0.1%
Snap-on Inc.
3.10%, 05/01/50 (Call 11/01/49)	$517	$553,760
4.10%, 03/01/48 (Call 09/01/47)	308	382,321
Stanley Black & Decker Inc.
2.75%, 11/15/50 (Call 05/15/50)(a)	897	882,558
4.85%, 11/15/48 (Call 05/15/48)(a)	476	644,685
5.20%, 09/01/40	350	463,087

		2,926,411

Health Care - Products — 1.1%
Abbott Laboratories
4.75%, 11/30/36 (Call 05/30/36)	1,348	1,723,133
4.75%, 04/15/43 (Call 10/15/42)	668	879,353
4.90%, 11/30/46 (Call 05/30/46)	2,586	3,597,872
5.30%, 05/27/40(a)	983	1,358,309
6.00%, 04/01/39	575	841,617
6.15%, 11/30/37(a)	44	64,573
Alcon Finance Corp., 3.80%, 09/23/49 (Call 03/23/49)(b)	535	604,222
Baxter International Inc.
3.50%, 08/15/46 (Call 02/15/46)	551	607,972
4.50%, 06/15/43 (Call 12/15/42)(a)	75	89,962
Boston Scientific Corp.
4.55%, 03/01/39 (Call 09/01/38)	958	1,159,720
4.70%, 03/01/49 (Call 09/01/48)	899	1,161,010
7.00%, 11/15/35	350	491,706
7.38%, 01/15/40	210	329,038
Covidien International Finance SA, 6.55%, 10/15/37	295	424,701
Danaher Corp.
2.60%, 10/01/50 (Call 04/01/50)(a)	1,014	988,220
4.38%, 09/15/45 (Call 03/15/45)	295	371,747
DH Europe Finance II Sarl
3.25%, 11/15/39 (Call 05/15/39)	771	824,324
3.40%, 11/15/49 (Call 05/15/49)	833	932,843
Koninklijke Philips NV
5.00%, 03/15/42	315	407,245
6.88%, 03/11/38(a)	866	1,284,392
Medtronic Inc.
4.38%, 03/15/35	1,654	2,028,208
4.63%, 03/15/45	1,525	2,031,379
PerkinElmer Inc., 3.63%, 03/15/51 (Call 09/15/50)	393	431,877
STERIS Irish FinCo UnLtd Co., 3.75%, 03/15/51 (Call 09/15/50)(a)	636	697,616
Stryker Corp.
2.90%, 06/15/50 (Call 12/15/49)(a)	700	717,744
4.10%, 04/01/43 (Call 10/01/42)	443	521,762
4.38%, 05/15/44 (Call 11/15/43)	367	450,456
4.63%, 03/15/46 (Call 09/15/45)	820	1,070,435
Thermo Fisher Scientific Inc.
2.80%, 10/15/41 (Call 04/15/41)	780	783,194
4.10%, 08/15/47 (Call 02/15/47)	632	782,793
5.30%, 02/01/44 (Call 08/01/43)(a)	422	584,229
Zimmer Biomet Holdings Inc.
4.25%, 08/15/35 (Call 02/15/35)	265	291,512
4.45%, 08/15/45 (Call 02/15/45)	324	390,524
5.75%, 11/30/39(a)	359	478,672

		29,402,360

Health Care - Services — 3.9%
Adventist Health System/West, 3.63%, 03/01/49 (Call 09/01/48)	295	330,189

Security	Par (000)	Value

Health Care - Services (continued)
Advocate Health & Hospitals Corp.
3.39%, 10/15/49 (Call 04/15/49)	$586	$661,855
4.27%, 08/15/48 (Call 02/15/48)	208	266,313
Series 2020, 3.01%, 06/15/50 (Call 12/15/49)(a)	360	375,127
Aetna Inc.
3.88%, 08/15/47 (Call 02/15/47)	678	773,147
4.13%, 11/15/42 (Call 05/15/42)	479	546,176
4.50%, 05/15/42 (Call 11/15/41)	242	289,516
4.75%, 03/15/44 (Call 09/15/43)	441	550,087
6.63%, 06/15/36	936	1,337,896
6.75%, 12/15/37	436	638,724
AHS Hospital Corp., Series 2021, 2.78%, 07/01/51 (Call 01/01/51)	360	358,035
Allina Health System, Series 2019, 3.89%, 04/15/49(a)	301	353,699
Anthem Inc.
3.13%, 05/15/50 (Call 11/15/49)	653	671,516
3.60%, 03/15/51 (Call 09/15/50)(a)	994	1,108,318
3.70%, 09/15/49 (Call 03/15/49)	892	1,002,039
4.38%, 12/01/47 (Call 06/01/47)	1,187	1,461,727
4.55%, 03/01/48 (Call 09/01/47)	675	849,027
4.63%, 05/15/42	576	706,627
4.65%, 01/15/43(a)	973	1,202,316
4.65%, 08/15/44 (Call 02/15/44)	937	1,168,731
4.85%, 08/15/54 (Call 02/15/54)(a)	300	386,395
5.10%, 01/15/44	542	708,603
5.85%, 01/15/36	95	126,826
5.95%, 12/15/34(a)	390	530,219
6.38%, 06/15/37(a)	110	155,116
Ascension Health
3.95%, 11/15/46	694	864,639
4.85%, 11/15/53(a)	533	772,323
Series B, 3.11%, 11/15/39 (Call 05/15/39)	404	433,838
Banner Health
2.91%, 01/01/51 (Call 07/01/50)	275	279,132
Series 2020, 3.18%, 01/01/50 (Call 07/01/49)	324	347,340
Baptist Health South Florida Inc., Series 2017, 4.34%, 11/15/41	165	199,798
Baptist Healthcare System Obligated Group, Series 20B, 3.54%, 08/15/50 (Call 02/15/50)	515	566,321
BayCare Health System Inc., Series 2020, 3.83%, 11/15/50 (Call 05/15/50)	428	520,709
Baylor Scott & White Holdings
3.97%, 11/15/46 (Call 05/15/46)	315	386,353
4.19%, 11/15/45 (Call 05/15/45)	391	487,767
Series 2021, 2.84%, 11/15/50 (Call 11/15/49)	783	799,026
Bon Secours Mercy Health Inc., Series 20-2, 3.21%, 06/01/50 (Call 12/01/49)	225	240,306
Catholic Health Services of Long Island Obligated Group, Series 2020, 3.37%, 07/01/50 (Call 01/01/50)(a)	315	332,283
Children’s Health System of Texas, 2.51%, 08/15/50 (Call 02/15/50)(a)	440	418,594
Children’s Hospital Corp. (The)
Series 2017, 4.12%, 01/01/47 (Call 07/01/46)	410	521,500
Series 2020, 2.59%, 02/01/50 (Call 08/01/49)	140	137,818
Children’s Hospital Medical Center/Cincinnati OH, 4.27%, 05/15/44	351	443,830
Children’s Hospital of Philadelphia (The), Series 2020, 2.70%, 07/01/50 (Call 01/01/50)	475	474,550
Children’s Hospital/DC, Series 2020, 2.93%, 07/15/50 (Call 01/15/50)(a)	334	332,815

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
City of Hope
Series 2013, 5.62%, 11/15/43(a)	$260	$370,198
Series 2018, 4.38%, 08/15/48 (Call 02/15/48)	314	398,329
CommonSpirit Health
3.82%, 10/01/49 (Call 04/01/49)(a)	343	395,886
3.91%, 10/01/50 (Call 04/01/50)	367	412,871
4.19%, 10/01/49 (Call 04/01/49)	937	1,102,239
4.35%, 11/01/42	673	775,187
Community Health Network Inc., Series 20-A, 3.10%, 05/01/50 (Call 11/01/49)	473	484,728
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49 (Call 05/01/49)	464	507,309
Dartmouth-Hitchcock Health, Series B, 4.18%, 08/01/48 (Call 02/01/48)	361	433,492
Dignity Health
4.50%, 11/01/42(a)	421	502,750
5.27%, 11/01/64	240	335,303
Duke University Health System Inc., Series 2017, 3.92%, 06/01/47 (Call 12/01/46)	563	683,169
Franciscan Missionaries of Our Lady Health System Inc., Series B, 3.91%, 07/01/49 (Call 01/01/49)(a)	345	404,907
Hackensack Meridian Health Inc.
4.21%, 07/01/48 (Call 01/01/48)	334	424,254
4.50%, 07/01/57 (Call 01/01/57)	175	233,688
Series 2020, 2.68%, 09/01/41 (Call 03/01/41)	355	352,623
Series 2020, 2.88%, 09/01/50 (Call 03/01/50)	429	432,759
Hartford HealthCare Corp., 3.45%, 07/01/54(a)	264	280,086
HCA Inc.
3.50%, 07/15/51 (Call 01/15/51)	1,295	1,312,018
5.13%, 06/15/39 (Call 12/15/38)	988	1,223,982
5.25%, 06/15/49 (Call 12/15/48)	1,700	2,204,323
5.50%, 06/15/47 (Call 12/15/46)	1,290	1,702,158
Health Care Service Corp. A Mutual Legal Reserve Co., 3.20%, 06/01/50 (Call 12/01/49)(a)(b)	630	664,075
Humana Inc.
3.95%, 08/15/49 (Call 02/15/49)	496	577,948
4.63%, 12/01/42 (Call 06/01/42)	461	568,777
4.80%, 09/14/46 (Call 09/15/46)	347	443,312
4.95%, 10/01/44 (Call 04/01/44)	210	272,351
8.15%, 06/15/38	419	669,894
Indiana University Health Inc. Obligated Group
3.97%, 11/01/48 (Call 05/01/48)(a)	575	717,541
Series 2021, 2.85%, 11/01/51 (Call 05/01/51)	80	82,842
Integris Baptist Medical Center Inc., Series A, 3.88%, 08/15/50 (Call 02/15/50)	450	520,570
Iowa Health System, Series 2020, 3.67%, 02/15/50 (Call 08/15/49)	249	284,669
Johns Hopkins Health System Corp. (The), 3.84%, 05/15/46(a)	586	702,289
Kaiser Foundation Hospitals
4.15%, 05/01/47 (Call 11/01/46)	1,799	2,231,384
4.88%, 04/01/42	333	443,671
Series 2019, 3.27%, 05/12/49 (Call 05/01/49)(a)	782	852,813
Series 2021, 2.81%, 06/01/41 (Call 12/01/40)	155	157,101
Series 2021, 3.00%, 06/01/51 (Call 12/01/50)	1,165	1,210,920
Laboratory Corp. of America Holdings, 4.70%, 02/01/45 (Call 08/01/44)	802	990,123
Mass General Brigham Inc.
Series 2017, 3.77%, 07/01/48 (Call 01/01/48)(a)	142	166,869
Series 2020, 3.19%, 07/01/49 (Call 01/01/49)	460	505,402

Security	Par (000)	Value

Health Care - Services (continued)
Series 2020, 3.34%, 07/01/60 (Call 01/01/60)	$354	$389,684
Mayo Clinic
3.77%, 11/15/43(a)	15	17,678
Series 2013, 4.00%, 11/15/47(a)	100	122,715
Series 2016, 4.13%, 11/15/52(a)	470	610,538
Series 2021, 3.20%, 11/15/61 (Call 05/15/61)	376	419,331
McLaren Health Care Corp., Series A, 4.39%, 05/15/48 (Call 11/15/47)(a)	431	549,593
MedStar Health Inc., Series 20A, 3.63%, 08/15/49	345	381,036
Memorial Health Services, 3.45%, 11/01/49 (Call 05/01/49)	345	390,067
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52	200	251,728
5.00%, 07/01/42(a)	396	540,099
Series 2015, 4.20%, 07/01/55	670	863,901
Methodist Hospital (The), Series 20A, 2.71%, 12/01/50 (Call 06/01/50)	410	405,049
MidMichigan Health, Series 2020, 3.41%, 06/01/50 (Call 12/01/49)(a)	100	108,385
Montefiore Obligated Group
4.29%, 09/01/50(a)	330	344,109
Series 18-C, 5.25%, 05/01/48	398	463,509
Mount Sinai Hospitals Group Inc.
Series 2017, 3.98%, 07/01/48(a)	245	273,313
Series 2019, 3.74%, 07/01/49 (Call 01/01/49)(a)	574	639,660
Series 2020, 3.39%, 07/01/50 (Call 07/01/49)	200	211,013
MultiCare Health System, 2.80%, 08/15/50 (Call 02/15/50)(a)	76	76,112
New York and Presbyterian Hospital (The)
2.26%, 08/01/40 (Call 02/01/40)	60	56,590
2.61%, 08/01/60 (Call 02/01/60)	225	212,966
3.56%, 08/01/36	250	272,367
4.02%, 08/01/45(a)	305	382,710
4.06%, 08/01/56(a)	322	417,132
4.76%, 08/01/2116(a)	160	231,760
Series 2019, 3.95%, 08/01/2119 (Call 02/01/2119)	435	533,812
Northwell Healthcare Inc.
3.81%, 11/01/49 (Call 11/01/48)	385	435,613
3.98%, 11/01/46 (Call 11/01/45)	480	550,423
4.26%, 11/01/47 (Call 11/01/46)	739	885,601
6.15%, 11/01/43(a)	190	275,732
Northwestern Memorial Healthcare Obligated Group, Series 2021, 2.63%, 07/15/51 (Call 01/15/51)(a)	65	63,906
NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery, Series 2020, 2.67%, 10/01/50 (Call 04/01/50)	459	436,995
Ochsner Clinic Foundation, 5.90%, 05/15/45 (Call 11/15/44)	315	446,012
OhioHealth Corp., Series 2020, 3.04%, 11/15/50 (Call 05/15/50)(a)	170	180,534
Orlando Health Obligated Group
3.33%, 10/01/50 (Call 04/01/50)(a)	250	269,257
4.09%, 10/01/48 (Call 04/01/48)	320	390,573
PeaceHealth Obligated Group
Series 2018, 4.79%, 11/15/48 (Call 05/15/48)(a)	514	702,692
Series 2020, 3.22%, 11/15/50 (Call 05/15/50)	100	106,312
Piedmont Healthcare Inc.
2.86%, 01/01/52 (Call 07/01/51)	1,055	1,042,824
Series 2042, 2.72%, 01/01/42 (Call 07/01/41)	125	122,627

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Providence St Joseph Health Obligated Group
Series 21A, 2.70%, 10/01/51 (Call 04/01/51)	$85	$83,340
Series A, 3.93%, 10/01/48 (Call 04/01/48)	315	374,327
Series I, 3.74%, 10/01/47	120	138,228
Quest Diagnostics Inc., 4.70%, 03/30/45 (Call 09/30/44)(a)	345	432,787
Rady Children’s Hospital-San Diego/CA, Series 21A, 3.15%, 08/15/51 (Call 08/15/50)	340	367,987
Roche Holdings Inc.
4.00%, 11/28/44 (Call 05/28/44)(a)(b)	856	1,044,963
7.00%, 03/01/39(b)	225	361,605
RWJ Barnabas Health Inc.
3.48%, 07/01/49 (Call 01/01/49)	249	282,057
3.95%, 07/01/46 (Call 07/01/45)(a)	390	469,508
Seattle Children’s Hospital, Series 2021, 2.72%, 10/01/50 (Call 10/01/49)	55	54,600
Sharp HealthCare, Series 20B, 2.68%, 08/01/50 (Call 08/01/49)	25	24,781
Southern Baptist Hospital of Florida Inc., 4.86%, 07/15/45 (Call 01/15/45)	360	476,595
Spectrum Health System Obligated Group, Series 19A, 3.49%, 07/15/49 (Call 01/15/49)(a)	327	371,736
Stanford Health Care
3.03%, 08/15/51 (Call 02/15/51)	465	493,744
Series 2018, 3.80%, 11/15/48 (Call 05/15/48)	188	226,125
Summa Health, 3.51%, 11/15/51 (Call 05/15/51)	360	389,380
Sutter Health
Series 2018, 4.09%, 08/15/48 (Call 02/15/48)	318	385,975
Series 20A, 3.16%, 08/15/40 (Call 02/15/40)	350	363,792
Series 20A, 3.36%, 08/15/50 (Call 02/15/50)	496	532,015
Texas Health Resources
2.33%, 11/15/50 (Call 05/15/50)	170	155,839
4.33%, 11/15/55(a)	105	138,274
Toledo Hospital (The)
4.98%, 11/15/45 (Call 05/15/45)	345	364,314
5.75%, 11/15/38 (Call 11/15/28)	205	244,410
6.02%, 11/15/48	281	344,933
Trinity Health Corp.
4.13%, 12/01/45	95	119,126
Series 2019, 3.43%, 12/01/48(a)	425	472,432
Series 2021, 2.63%, 12/01/40 (Call 06/01/40)	400	398,023
UnitedHealth Group Inc.
2.75%, 05/15/40 (Call 11/15/39)	1,155	1,161,485
2.90%, 05/15/50 (Call 11/15/49)	1,185	1,211,572
3.05%, 05/15/41 (Call 11/15/40)	1,122	1,168,988
3.13%, 05/15/60 (Call 11/15/59)(a)	835	874,539
3.25%, 05/15/51 (Call 11/15/50)	1,157	1,257,296
3.50%, 08/15/39 (Call 02/15/39)	1,158	1,287,192
3.70%, 08/15/49 (Call 02/15/49)	985	1,140,490
3.75%, 10/15/47 (Call 04/15/47)	895	1,038,567
3.88%, 08/15/59 (Call 02/15/59)	1,208	1,454,559
3.95%, 10/15/42 (Call 04/15/42)(a)	782	915,295
4.20%, 01/15/47 (Call 07/15/46)	845	1,043,052
4.25%, 03/15/43 (Call 09/15/42)	805	981,670
4.25%, 04/15/47 (Call 10/15/46)	761	953,630
4.25%, 06/15/48 (Call 12/15/47)	1,153	1,445,194
4.38%, 03/15/42 (Call 09/15/41)	615	755,122
4.45%, 12/15/48 (Call 06/15/48)	800	1,033,922
4.63%, 07/15/35	363	448,871
4.63%, 11/15/41 (Call 05/15/41)	669	844,852
4.75%, 07/15/45	1,100	1,466,507

Security	Par (000)	Value

Health Care - Services (continued)
5.70%, 10/15/40 (Call 04/15/40)	$384	$537,775
5.80%, 03/15/36	858	1,180,911
5.95%, 02/15/41 (Call 08/15/40)(a)	562	814,957
6.50%, 06/15/37	616	914,272
6.63%, 11/15/37	756	1,139,057
6.88%, 02/15/38	115	177,080
West Virginia United Health System Obligated Group, Series 2020, 3.13%, 06/01/50 (Call 12/01/49)	290	292,858
Willis-Knighton Medical Center
Series 2018, 4.81%, 09/01/48 (Call 03/01/48)	255	331,917
Series 2021, 3.07%, 03/01/51 (Call 09/01/50)	340	346,831
Yale-New Haven Health Services Corp., Series 2020, 2.50%, 07/01/50 (Call 07/01/49)	380	362,571

		102,917,862

Holding Companies - Diversified — 0.1%
Alfa SAB de CV, 6.88%, 03/25/44 (Call 09/25/43)(a)(b)	50	65,501
CK Hutchison International 19 II Ltd., 3.38%, 09/06/49 (Call 03/06/49)(b)	1,000	1,086,610
Hutchison Whampoa International 03/33 Ltd., 7.45%, 11/24/33(b)	325	479,348
JAB Holdings BV, 3.75%, 05/28/51 (Call 11/28/50)(a)(b)	330	361,912
PTT Treasury Center Co. Ltd., 3.70%, 07/16/70 (Call 01/16/70)(b)	645	643,814

		2,637,185

Home Builders — 0.1%
MDC Holdings Inc.
3.97%, 08/06/61 (Call 02/06/61)(a)	280	267,463
6.00%, 01/15/43 (Call 10/15/42)	411	520,445
PulteGroup Inc.
6.00%, 02/15/35	100	129,304
6.38%, 05/15/33	573	753,678
7.88%, 06/15/32	702	1,012,004

		2,682,894

Home Furnishings — 0.1%
Whirlpool Corp.
4.50%, 06/01/46 (Call 12/01/45)	445	540,058
4.60%, 05/15/50 (Call 11/15/49)(a)	397	495,912
5.15%, 03/01/43(a)	245	308,372

		1,344,342

Household Products & Wares — 0.2%
Church & Dwight Co. Inc., 3.95%, 08/01/47 (Call 02/01/47)(a)	379	450,615
Kimberly-Clark Corp.
2.88%, 02/07/50 (Call 08/07/49)	311	323,658
3.20%, 07/30/46 (Call 01/30/46)(a)	251	276,843
3.70%, 06/01/43(a)	195	221,233
3.90%, 05/04/47 (Call 11/04/46)	180	221,743
5.30%, 03/01/41	85	116,544
6.63%, 08/01/37(a)	1,295	1,984,171
SC Johnson & Son Inc.
4.00%, 05/15/43 (Call 02/15/43)(b)	130	152,849
4.35%, 09/30/44 (Call 03/30/44)(b)	75	90,523
4.75%, 04/15/46 (Call 04/16/46)(a)(b)	915	1,211,326
4.80%, 09/01/40(b)	200	253,553

		5,303,058

Insurance — 5.2%
Aflac Inc.
4.00%, 10/15/46 (Call 04/15/46)	251	295,474
4.75%, 01/15/49 (Call 07/15/48)	253	336,538

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
6.45%, 08/15/40	$191	$274,425
AIA Group Ltd.
3.20%, 09/16/40 (Call 03/16/40)(b)	1,810	1,839,847
4.50%, 03/16/46 (Call 09/16/45)(a)(b)	200	253,170
AIG SunAmerica Global Financing X, 6.90%, 03/15/32(a)(b)	850	1,190,241
Alleghany Corp.
3.25%, 08/15/51 (Call 02/15/51)(a)	125	126,705
4.90%, 09/15/44 (Call 03/15/44)	420	527,135
Allstate Corp. (The)
3.85%, 08/10/49 (Call 02/10/49)	770	921,934
4.20%, 12/15/46 (Call 06/15/46)	248	308,260
4.50%, 06/15/43	562	704,774
5.35%, 06/01/33	433	547,767
5.55%, 05/09/35	732	971,305
5.95%, 04/01/36	310	430,293
6.50%, 05/15/67 (Call 05/15/37), (3 mo. LIBOR US + 2.120%)(d)	195	259,838
American Financial Group Inc./OH, 4.50%, 06/15/47 (Call 12/15/46)	490	609,786
American International Group Inc.
3.88%, 01/15/35 (Call 07/15/34)	457	510,243
4.38%, 06/30/50 (Call 12/30/49)	815	1,015,687
4.38%, 01/15/55 (Call 07/15/54)	881	1,102,513
4.50%, 07/16/44 (Call 01/16/44)	1,169	1,427,491
4.70%, 07/10/35 (Call 01/10/35)	187	224,825
4.75%, 04/01/48 (Call 10/01/47)	999	1,287,197
4.80%, 07/10/45 (Call 01/10/45)	950	1,224,644
6.25%, 05/01/36	1,191	1,640,066
8.18%, 05/15/68 (Call 05/15/38), (3 mo. LIBOR US + 4.195%)(d)	661	974,975
AmFam Holdings Inc., 3.83%, 03/11/51 (Call 09/11/50)(a)(b)	397	441,475
Aon Corp., 6.25%, 09/30/40	40	57,816
Aon Corp./Aon Global Holdings PLC, 2.90%, 08/23/51 (Call 02/23/51)	545	534,890
Aon PLC
4.25%, 12/12/42	285	330,085
4.45%, 05/24/43 (Call 02/24/43)	250	296,772
4.60%, 06/14/44 (Call 03/14/44)	489	607,330
4.75%, 05/15/45 (Call 11/15/44)	557	716,746
Arch Capital Finance LLC, 5.03%, 12/15/46 (Call 06/15/46)(a)	526	696,226
Arch Capital Group Ltd.
3.64%, 06/30/50 (Call 12/30/49)	638	704,144
7.35%, 05/01/34(a)	425	621,931
Arch Capital Group U.S. Inc., 5.14%, 11/01/43	455	595,661
Arthur J Gallagher & Co., 3.50%, 05/20/51 (Call 11/20/50)	658	716,627
Assurant Inc., 6.75%, 02/15/34	283	372,445
Assured Guaranty U.S. Holdings Inc., 3.60%, 09/15/51 (Call 03/15/51)	300	314,646
Athene Holding Ltd., 3.95%, 05/25/51 (Call 11/25/50)	571	640,735
AXIS Specialty Finance PLC, 5.15%, 04/01/45(a)	303	371,159
Berkshire Hathaway Finance Corp.
2.50%, 01/15/51 (Call 07/15/50)	646	603,725
2.85%, 10/15/50 (Call 04/15/50)	1,551	1,555,839
4.20%, 08/15/48 (Call 02/15/48)	1,950	2,409,978
4.25%, 01/15/49 (Call 07/15/48)	1,764	2,195,325
4.30%, 05/15/43(a)	574	698,261
4.40%, 05/15/42	780	964,320

Security	Par (000)	Value

Insurance (continued)
5.75%, 01/15/40(a)	$769	$1,094,784
Berkshire Hathaway Inc., 4.50%, 02/11/43	601	755,070
Brighthouse Financial Inc., 4.70%, 06/22/47 (Call 12/22/46)	1,040	1,193,388
Chubb Corp. (The), 6.00%, 05/11/37	210	300,570
Chubb INA Holdings Inc.
4.15%, 03/13/43	250	303,709
4.35%, 11/03/45 (Call 05/03/45)	860	1,098,784
Cincinnati Financial Corp., 6.13%, 11/01/34(a)	265	357,399
Empower Finance 2020 LP, 3.08%, 09/17/51 (Call 03/17/51)(a)(b)	312	325,352
Equitable Holdings Inc., 5.00%, 04/20/48 (Call 10/20/47)	1,294	1,656,733
Everest Reinsurance Holdings Inc.
3.13%, 10/15/52 (Call 04/15/52)	800	785,238
3.50%, 10/15/50 (Call 04/15/50)	495	525,952
4.87%, 06/01/44	335	423,109
Farmers Exchange Capital II, 6.15%, 11/01/53 (Call 11/01/33)(a)(b)(d)	55	69,866
Farmers Exchange Capital III, 5.45%, 10/15/54 (Call 10/15/34)(a)(b)(d)	470	574,038
Farmers Insurance Exchange, 4.75%, 11/01/57 (Call 11/01/37)(b)(d)	325	372,892
Fidelity National Financial Inc., 3.20%, 09/17/51 (Call 03/17/51)	185	180,142
Great-West Lifeco Finance 2018 LP, 4.58%, 05/17/48 (Call 11/17/47)(a)(b)	471	610,006
Great-West Lifeco Finance Delaware LP, 4.15%, 06/03/47 (Call 12/03/46)(b)	687	828,621
Guardian Life Insurance Co. of America (The)
3.70%, 01/22/70 (Call 07/22/69)(a)(b)	399	436,072
4.85%, 01/24/77(a)(b)	255	340,457
4.88%, 06/19/64(a)(b)	595	795,364
Hartford Financial Services Group Inc. (The)
2.90%, 09/15/51 (Call 03/15/51)	35	34,731
3.60%, 08/19/49 (Call 02/19/49)	793	880,668
4.30%, 04/15/43	404	476,940
4.40%, 03/15/48 (Call 09/15/47)	507	632,443
5.95%, 10/15/36	340	459,236
6.10%, 10/01/41	415	587,057
6.63%, 03/30/40	245	354,453
Liberty Mutual Group Inc.
3.95%, 10/15/50 (Call 04/15/50)(b)	1,361	1,541,392
3.95%, 05/15/60 (Call 11/15/59)(b)	799	905,136
6.50%, 05/01/42(b)	100	142,196
Liberty Mutual Insurance Co., 7.70%, 10/15/97(a)(b)	235	374,196
Lincoln National Corp.
4.35%, 03/01/48 (Call 09/01/47)	369	446,652
4.38%, 06/15/50 (Call 12/15/49)(a)	156	190,370
6.30%, 10/09/37	136	190,473
7.00%, 06/15/40	753	1,150,942
Loews Corp.
4.13%, 05/15/43 (Call 11/15/42)	355	416,259
6.00%, 02/01/35	504	672,831
Manulife Financial Corp., 5.38%, 03/04/46	610	868,899
Markel Corp.
3.45%, 05/07/52 (Call 11/07/51)(a)	741	784,900
4.15%, 09/17/50 (Call 03/17/50)	200	234,082
4.30%, 11/01/47 (Call 05/01/47)	310	370,082
5.00%, 03/30/43	275	332,134
5.00%, 04/05/46	540	700,687

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
5.00%, 05/20/49 (Call 11/20/48)	$468	$610,392
Marsh & McLennan Companies Inc.
4.20%, 03/01/48 (Call 09/01/47)	685	852,005
4.35%, 01/30/47 (Call 07/30/46)	569	716,745
4.75%, 03/15/39 (Call 09/15/38)	555	703,178
4.90%, 03/15/49 (Call 09/15/48)	784	1,071,877
5.88%, 08/01/33(a)	476	632,190
Massachusetts Mutual Life Insurance Co.
3.38%, 04/15/50(b)	509	545,728
3.73%, 10/15/70(b)	541	601,482
4.50%, 04/15/65(b)	175	211,981
4.90%, 04/01/77(a)(b)	474	632,263
5.08%, 02/15/69 (Call 02/15/49)(b)(d)	745	939,257
5.38%, 12/01/41(a)(b)	210	276,841
MetLife Capital Trust IV, 7.88%, 12/15/67 (Call 12/15/32)(b)	260	360,750
MetLife Inc.
4.05%, 03/01/45	818	986,651
4.13%, 08/13/42	682	811,704
4.60%, 05/13/46 (Call 11/13/45)(a)	622	809,001
4.72%, 12/15/44	460	590,099
4.88%, 11/13/43	857	1,120,398
5.70%, 06/15/35	1,479	1,997,353
5.88%, 02/06/41	920	1,314,248
6.38%, 06/15/34	927	1,304,960
6.40%, 12/15/66 (Call 12/15/31)	1,143	1,455,532
6.50%, 12/15/32(a)	760	1,059,326
9.25%, 04/08/68 (Call 04/08/33)(a)(b)	100	150,821
10.75%, 08/01/69 (Call 08/01/34)	556	943,479
Mutual of Omaha Insurance Co., 6.80%, 06/15/36(b)	65	87,027
Nationwide Financial Services Inc.
3.90%, 11/30/49 (Call 05/30/49)(a)(b)	844	987,014
5.30%, 11/18/44(b)	384	486,988
Nationwide Mutual Insurance Co.
4.35%, 04/30/50 (Call 10/30/49)(b)	1,339	1,559,148
4.95%, 04/22/44(a)(b)	410	491,960
7.88%, 04/01/33(b)	45	63,293
9.38%, 08/15/39(a)(b)	651	1,132,046
New York Life Insurance Co.
3.75%, 05/15/50 (Call 11/15/49)(a)(b)	759	870,624
4.45%, 05/15/69 (Call 11/15/68)(b)	1,013	1,303,261
5.88%, 05/15/33(a)(b)	930	1,220,299
6.75%, 11/15/39(b)	955	1,449,128
Northwestern Mutual Life Insurance Co. (The)
3.45%, 03/30/51 (Call 09/30/50)(b)	660	723,101
3.63%, 09/30/59 (Call 03/30/59)(b)	1,350	1,504,964
3.85%, 09/30/47 (Call 03/30/47)(b)	1,050	1,213,302
6.06%, 03/30/40(b)	762	1,075,895
Ohio National Life Insurance Co. (The), 6.88%, 06/15/42(a)(b)	245	326,648
Old Republic International Corp., 3.85%, 06/11/51 (Call 12/11/50)	520	569,491
OneAmerica Financial Partners Inc., 4.25%, 10/15/50 (Call 04/15/50)(a)(b)	85	92,425
Pacific Life Insurance Co.
4.30%, 10/24/67 (Call 10/24/47)(b)(d)	890	1,028,368
9.25%, 06/15/39(b)	185	320,532
Pacific LifeCorp.
3.35%, 09/15/50 (Call 03/15/50)(a)(b)	610	656,789
5.13%, 01/30/43(b)	20	25,294

Security	Par (000)	Value

Insurance (continued)
6.60%, 09/15/33(a)(b)	$375	$522,076
Penn Mutual Life Insurance Co. (The), 3.80%, 04/29/61(a)(b)	545	585,197
Principal Financial Group Inc.
4.30%, 11/15/46 (Call 05/15/46)	283	348,451
4.35%, 05/15/43(a)	283	342,291
4.63%, 09/15/42	215	267,906
6.05%, 10/15/36	306	424,517
Progressive Corp. (The)
3.70%, 01/26/45	400	459,258
3.95%, 03/26/50 (Call 09/26/49)	465	568,435
4.13%, 04/15/47 (Call 10/15/46)	688	845,336
4.20%, 03/15/48 (Call 09/15/47)	491	614,323
4.35%, 04/25/44	281	350,246
6.25%, 12/01/32	692	943,726
Prudential Financial Inc.
3.00%, 03/10/40 (Call 09/10/39)	310	318,748
3.70%, 03/13/51 (Call 09/13/50)	929	1,076,995
3.91%, 12/07/47 (Call 06/07/47)	771	908,572
3.94%, 12/07/49 (Call 06/07/49)	962	1,147,855
4.35%, 02/25/50 (Call 08/25/49)(a)	914	1,164,979
4.42%, 03/27/48 (Call 09/27/47)	550	698,977
4.60%, 05/15/44	716	903,446
5.70%, 12/14/36	876	1,182,009
6.63%, 12/01/37	435	631,670
6.63%, 06/21/40	264	396,835
Series B, 5.75%, 07/15/33	252	330,147
Securian Financial Group Inc., 4.80%, 04/15/48(a)(b)	180	220,922
Selective Insurance Group Inc., 5.38%, 03/01/49 (Call 09/01/48)	315	419,521
Sompo International Holdings Ltd., 7.00%, 07/15/34(a)	420	569,352
Swiss Re Treasury U.S. Corp., 4.25%, 12/06/42(b)	405	494,276
Teachers Insurance & Annuity Association of America
3.30%, 05/15/50 (Call 11/15/49)(b)	1,480	1,568,115
4.27%, 05/15/47 (Call 11/15/46)(b)	1,718	2,105,404
4.90%, 09/15/44(b)	1,177	1,539,446
6.85%, 12/16/39(b)	426	637,808
Transatlantic Holdings Inc., 8.00%, 11/30/39(a)	379	592,946
Travelers Companies Inc. (The)
2.55%, 04/27/50 (Call 10/27/49)	545	533,044
3.05%, 06/08/51 (Call 12/08/50)	215	228,841
3.75%, 05/15/46 (Call 11/15/45)	535	626,403
4.00%, 05/30/47 (Call 11/30/46)	554	675,090
4.05%, 03/07/48 (Call 09/07/47)(a)	469	580,294
4.10%, 03/04/49 (Call 09/04/48)	376	470,172
4.30%, 08/25/45 (Call 02/25/45)	550	694,026
4.60%, 08/01/43	469	606,077
5.35%, 11/01/40	750	1,026,971
6.25%, 06/15/37	837	1,215,096
6.75%, 06/20/36	242	359,119
Travelers Property Casualty Corp., 6.38%, 03/15/33	590	822,652
Trinity Acquisition PLC, 6.13%, 08/15/43(a)	235	322,830
Unum Group
4.13%, 06/15/51 (Call 12/15/50)	125	129,097
4.50%, 12/15/49 (Call 06/15/49)	295	319,793
5.75%, 08/15/42(a)	435	554,181
Validus Holdings Ltd., 8.88%, 01/26/40	100	165,051
Voya Financial Inc.
4.80%, 06/15/46	474	605,992
5.70%, 07/15/43	185	254,757

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
W R Berkley Corp.
3.15%, 09/30/61 (Call 03/30/61)	$565	$550,410
3.55%, 03/30/52 (Call 09/30/51)(a)	383	418,183
Western & Southern Financial Group Inc., 5.75%, 07/15/33(a)(b)	240	309,859
Western & Southern Life Insurance Co. (The)
3.75%, 04/28/61 (Call 10/28/60)(a)(b)	620	691,674
5.15%, 01/15/49 (Call 07/15/48)(a)(b)	120	162,137
Willis North America Inc.
3.88%, 09/15/49 (Call 03/15/49)	491	545,031
5.05%, 09/15/48 (Call 03/15/48)	365	478,176
WR Berkley Corp.
4.00%, 05/12/50 (Call 11/12/49)	472	548,917
4.75%, 08/01/44(a)	405	510,392
XLIT Ltd.
5.25%, 12/15/43(a)	165	227,055
5.50%, 03/31/45	356	495,401

		137,417,938

Internet — 1.6%
Alibaba Group Holding Ltd.
2.70%, 02/09/41 (Call 08/09/40)	703	643,188
3.15%, 02/09/51 (Call 08/09/50)	480	457,398
3.25%, 02/09/61 (Call 08/09/60)	760	718,780
4.00%, 12/06/37 (Call 06/06/37)	810	878,978
4.20%, 12/06/47 (Call 06/06/47)	1,980	2,226,218
4.40%, 12/06/57 (Call 06/06/57)	1,055	1,217,131
4.50%, 11/28/34 (Call 05/28/34)	690	779,239
Alphabet Inc.
1.90%, 08/15/40 (Call 02/15/40)	987	894,026
2.05%, 08/15/50 (Call 02/15/50)(a)	1,899	1,705,435
2.25%, 08/15/60 (Call 02/15/60)	1,719	1,543,098
Amazon.com Inc.
2.50%, 06/03/50 (Call 12/03/49)	2,216	2,122,056
2.70%, 06/03/60 (Call 12/03/59)	1,722	1,658,534
2.88%, 05/12/41 (Call 11/12/40)	1,890	1,956,867
3.10%, 05/12/51 (Call 11/12/50)	2,101	2,253,658
3.25%, 05/12/61 (Call 11/12/60)	1,517	1,657,983
3.88%, 08/22/37 (Call 02/22/37)	2,228	2,620,706
4.05%, 08/22/47 (Call 02/22/47)	2,589	3,179,534
4.25%, 08/22/57 (Call 02/22/57)(a)	1,830	2,399,695
4.80%, 12/05/34 (Call 06/05/34)	1,026	1,303,809
4.95%, 12/05/44 (Call 06/05/44)	1,391	1,872,487
eBay Inc.
3.65%, 05/10/51 (Call 11/10/50)	776	846,496
4.00%, 07/15/42 (Call 01/15/42)	609	688,738
JD.com Inc., 4.13%, 01/14/50 (Call 07/14/49)	378	399,183
Prosus NV
3.83%, 02/08/51 (Call 08/08/50)(b)	55	49,900
4.03%, 08/03/50 (Call 02/03/50)(b)	1,625	1,527,412
Tencent Holdings Ltd.
3.24%, 06/03/50 (Call 12/03/49)(b)	1,440	1,396,906
3.29%, 06/03/60 (Call 12/03/59)(b)	860	819,597
3.68%, 04/22/41 (Call 10/22/40)(b)	992	1,036,035
3.84%, 04/22/51 (Call 10/22/50)(b)	1,285	1,356,780
3.93%, 01/19/38 (Call 07/19/37)(b)	645	691,505
3.94%, 04/22/61 (Call 10/22/60)(b)	585	624,968
4.53%, 04/11/49 (Call 10/11/48)(a)(b)	310	363,906

		41,890,246

Security	Par (000)	Value

Iron & Steel — 0.3%
ArcelorMittal SA
6.75%, 03/01/41	$485	$668,534
7.00%, 10/15/39	520	724,599
Nucor Corp.
2.98%, 12/15/55 (Call 06/15/55)(b)	683	682,218
4.40%, 05/01/48 (Call 11/01/47)	245	310,600
5.20%, 08/01/43 (Call 02/01/43)	87	115,553
Reliance Steel & Aluminum Co., 6.85%, 11/15/36(a)	165	232,261
Steel Dynamics Inc., 3.25%, 10/15/50 (Call 04/15/50)	385	389,835
Vale Overseas Ltd.
6.88%, 11/21/36	1,440	1,882,843
6.88%, 11/10/39(a)	1,355	1,785,565
8.25%, 01/17/34	170	239,062
Vale SA, 5.63%, 09/11/42	426	508,069

		7,539,139

Leisure Time — 0.0%
Harley-Davidson Inc., 4.63%, 07/28/45 (Call 01/28/45)	248	277,620

Lodging — 0.1%
Marriott International Inc./MD
4.50%, 10/01/34 (Call 04/01/34)	230	261,372
Series GG, 3.50%, 10/15/32 (Call 07/15/32)	1,015	1,073,494
Series II, 2.75%, 10/15/33 (Call 07/15/33)	410	400,130

		1,734,996

Machinery — 0.6%
ABB Finance USA Inc., 4.38%, 05/08/42	115	146,433
Caterpillar Inc.
3.25%, 09/19/49 (Call 03/19/49)	1,042	1,158,244
3.25%, 04/09/50 (Call 10/09/49)	1,276	1,429,068
3.80%, 08/15/42	1,183	1,399,014
4.30%, 05/15/44 (Call 11/15/43)	575	720,577
4.75%, 05/15/64 (Call 11/15/63)	350	509,403
5.20%, 05/27/41	772	1,059,762
5.30%, 09/15/35	177	234,913
6.05%, 08/15/36(a)	514	735,992
Crane Co., 4.20%, 03/15/48 (Call 09/15/47)	210	231,717
Deere & Co.
2.88%, 09/07/49 (Call 03/07/49)(a)	758	800,953
3.75%, 04/15/50 (Call 10/15/49)(a)	1,005	1,227,450
3.90%, 06/09/42 (Call 12/09/41)	525	632,442
Dover Corp.
5.38%, 10/15/35	830	1,051,626
5.38%, 03/01/41 (Call 12/01/40)	345	448,561
6.60%, 03/15/38	25	34,684
Flowserve Corp., 2.80%, 01/15/32 (Call 10/15/31)	100	97,812
Otis Worldwide Corp.
3.11%, 02/15/40 (Call 08/15/39)(a)	522	537,221
3.36%, 02/15/50 (Call 08/15/49)	650	695,688
Rockwell Automation Inc.
2.80%, 08/15/61 (Call 02/15/61)	210	208,432
4.20%, 03/01/49 (Call 09/01/48)(a)	706	904,597
6.25%, 12/01/37	25	35,322
Xylem Inc./NY, 4.38%, 11/01/46 (Call 05/01/46)	468	572,364

		14,872,275

Manufacturing — 1.1%
3M Co.
3.13%, 09/19/46 (Call 03/19/46)	464	494,141
3.25%, 08/26/49 (Call 02/26/49)(a)	1,146	1,250,137
3.63%, 10/15/47 (Call 04/15/47)	591	683,167

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing (continued)
3.70%, 04/15/50 (Call 10/15/49)(a)	$650	$767,938
3.88%, 06/15/44	150	174,981
4.00%, 09/14/48 (Call 03/14/48)	1,024	1,255,325
5.70%, 03/15/37	65	90,274
Eaton Corp.
3.92%, 02/15/47 (Call 03/15/47)	90	105,944
4.00%, 11/02/32	780	899,801
4.15%, 11/02/42	1,203	1,430,871
General Electric Co.
4.13%, 10/09/42	478	563,864
4.25%, 05/01/40 (Call 11/01/39)	613	733,293
4.35%, 05/01/50 (Call 11/01/49)(a)	1,133	1,442,966
4.50%, 03/11/44	635	790,524
5.88%, 01/14/38	1,535	2,119,024
6.15%, 08/07/37	459	647,106
6.75%, 03/15/32	2,209	3,036,161
6.88%, 01/10/39	1,020	1,552,352
Illinois Tool Works Inc.
3.90%, 09/01/42 (Call 03/01/42)	914	1,070,471
4.88%, 09/15/41 (Call 03/15/41)	545	717,008
Parker-Hannifin Corp.
4.00%, 06/14/49 (Call 12/14/48)	597	700,714
4.10%, 03/01/47 (Call 09/01/46)	225	263,291
4.20%, 11/21/34 (Call 05/21/34)	430	490,007
4.45%, 11/21/44 (Call 05/21/44)	370	449,225
6.25%, 05/15/38	615	850,008
Siemens Financieringsmaatschappij NV
2.88%, 03/11/41(b)	640	658,488
3.30%, 09/15/46(b)	1,155	1,269,951
4.20%, 03/16/47(a)(b)	1,340	1,688,299
4.40%, 05/27/45(b)	1,433	1,847,118
Trane Technologies Global Holding Co. Ltd.
4.30%, 02/21/48 (Call 08/21/47)	250	307,572
5.75%, 06/15/43	413	592,624
Trane Technologies Luxembourg Finance SA
4.50%, 03/21/49 (Call 09/21/48)	312	392,072
4.65%, 11/01/44 (Call 05/01/44)	256	319,694

		29,654,411

Media — 5.1%
Charter Communications Operating LLC/Charter Communications Operating Capital
2.30%, 02/01/32 (Call 11/01/31)	636	602,216
3.50%, 06/01/41 (Call 12/01/40)	785	770,650
3.50%, 03/01/42 (Call 09/01/41)	500	488,241
3.70%, 04/01/51 (Call 10/01/50)	1,866	1,832,418
3.85%, 04/01/61 (Call 10/01/60)	1,545	1,493,996
3.90%, 06/01/52 (Call 12/01/51)	1,863	1,884,813
3.95%, 06/30/62 (Call 12/30/61)	300	293,729
4.40%, 12/01/61 (Call 06/01/61)	1,127	1,196,736
4.80%, 03/01/50 (Call 09/01/49)	2,523	2,867,654
5.13%, 07/01/49 (Call 01/01/49)	1,252	1,481,751
5.38%, 04/01/38 (Call 10/01/37)	944	1,133,725
5.38%, 05/01/47 (Call 11/01/46)	2,140	2,594,332
5.75%, 04/01/48 (Call 10/01/47)	2,206	2,819,657
6.38%, 10/23/35 (Call 04/23/35)	1,675	2,175,491
6.48%, 10/23/45 (Call 04/23/45)	2,910	4,014,271
6.83%, 10/23/55 (Call 04/23/55)(a)	502	744,886
Comcast Corp.
2.45%, 08/15/52 (Call 02/15/52)(a)	1,056	959,579
2.65%, 08/15/62 (Call 02/15/62)	820	740,091

Security	Par (000)	Value

Media (continued)
2.80%, 01/15/51 (Call 07/15/50)	$1,376	$1,321,006
2.89%, 11/01/51 (Call 05/01/51)(b)	5,103	4,963,896
2.94%, 11/01/56 (Call 05/01/56)(b)	5,146	4,961,817
2.99%, 11/01/63 (Call 05/01/63)(b)	3,309	3,165,370
3.20%, 07/15/36 (Call 01/15/36)	885	941,411
3.25%, 11/01/39 (Call 05/01/39)	1,353	1,421,842
3.40%, 07/15/46 (Call 01/15/46)	1,272	1,371,027
3.45%, 02/01/50 (Call 08/01/49)	1,640	1,767,506
3.75%, 04/01/40 (Call 10/01/39)	1,574	1,763,465
3.90%, 03/01/38 (Call 09/01/37)	1,095	1,242,172
3.97%, 11/01/47 (Call 05/01/47)	1,789	2,059,929
4.00%, 08/15/47 (Call 02/15/47)	742	861,401
4.00%, 03/01/48 (Call 09/01/47)	1,067	1,239,196
4.00%, 11/01/49 (Call 05/01/49)	1,663	1,938,613
4.05%, 11/01/52 (Call 05/01/52)	848	998,533
4.20%, 08/15/34 (Call 02/15/34)	926	1,082,780
4.25%, 01/15/33	1,389	1,626,070
4.40%, 02/25/35 (Call 02/15/35)(a)	740	877,502
4.60%, 10/15/38 (Call 04/15/38)	1,018	1,246,028
4.60%, 08/15/45 (Call 02/15/45)	865	1,090,451
4.65%, 07/15/42	431	535,585
4.70%, 10/15/48 (Call 04/15/48)	1,700	2,201,750
4.75%, 03/01/44	375	474,527
4.95%, 10/15/58 (Call 04/15/58)	687	955,654
5.65%, 06/15/35(a)	801	1,061,566
6.50%, 11/15/35	952	1,363,057
6.95%, 08/15/37	75	114,123
7.05%, 03/15/33	882	1,268,343
Cox Communications Inc.
2.95%, 10/01/50 (Call 04/01/50)(b)	775	738,550
3.60%, 06/15/51 (Call 12/15/50)(b)	742	794,754
4.50%, 06/30/43 (Call 12/30/42)(b)	201	234,575
4.60%, 08/15/47 (Call 02/15/47)(b)	125	153,614
4.70%, 12/15/42(a)(b)	371	448,334
4.80%, 02/01/35 (Call 08/01/34)(b)	435	516,310
Discovery Communications LLC
4.00%, 09/15/55 (Call 03/15/55)(a)	1,438	1,526,851
4.65%, 05/15/50 (Call 11/15/49)(a)	935	1,102,289
4.88%, 04/01/43	370	439,114
4.95%, 05/15/42(a)	286	337,491
5.00%, 09/20/37 (Call 03/20/37)	375	447,473
5.20%, 09/20/47 (Call 03/20/47)	1,040	1,301,641
5.30%, 05/15/49 (Call 11/15/48)	708	902,698
6.35%, 06/01/40(a)	544	752,278
Fox Corp.
5.48%, 01/25/39 (Call 07/25/38)	799	1,033,255
5.58%, 01/25/49 (Call 07/25/48)(a)	1,330	1,824,662
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)(a)	785	954,229
5.25%, 05/24/49 (Call 11/24/48)(a)	610	792,922
6.13%, 06/30/45 (Call 07/31/45)	790	1,100,186
6.63%, 01/15/40	681	947,672
NBCUniversal Media LLC
4.45%, 01/15/43	789	955,708
5.95%, 04/01/41	591	849,152
6.40%, 04/30/40	90	133,497
Sky Group Finance Ltd., 6.50%, 10/15/35(b)	155	220,813
Thomson Reuters Corp.
5.50%, 08/15/35(a)	500	647,987
5.65%, 11/23/43 (Call 05/23/43)	190	262,524

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
5.85%, 04/15/40(a)	$660	$918,177
Time Warner Cable LLC
4.50%, 09/15/42 (Call 03/15/42)	671	733,476
5.50%, 09/01/41 (Call 03/01/41)	1,147	1,403,101
5.88%, 11/15/40 (Call 05/15/40)	1,025	1,291,724
6.55%, 05/01/37(a)	1,404	1,886,847
6.75%, 06/15/39	1,294	1,771,982
7.30%, 07/01/38	1,425	2,050,916
Time Warner Entertainment Co. LP, 8.38%, 07/15/33	935	1,374,413
TWDC Enterprises 18 Corp.
3.00%, 07/30/46(a)	425	443,403
3.70%, 12/01/42(a)	577	650,833
4.13%, 06/01/44	1,087	1,296,656
4.38%, 08/16/41(a)	650	792,860
Series B, 7.00%, 03/01/32	357	506,514
Series E, 4.13%, 12/01/41	555	657,717
ViacomCBS Inc.
4.20%, 05/19/32 (Call 02/19/32)	595	677,216
4.38%, 03/15/43(a)	1,203	1,375,472
4.60%, 01/15/45 (Call 07/15/44)	495	595,166
4.85%, 07/01/42 (Call 01/01/42)	357	428,652
4.90%, 08/15/44 (Call 02/15/44)	380	463,849
4.95%, 05/19/50 (Call 11/19/49)	773	977,493
5.25%, 04/01/44 (Call 10/01/43)	295	372,941
5.50%, 05/15/33(a)	482	607,504
5.85%, 09/01/43 (Call 03/01/43)(a)	926	1,260,165
5.90%, 10/15/40 (Call 04/15/40)	350	465,276
6.88%, 04/30/36	1,273	1,815,535
Walt Disney Co. (The)
2.75%, 09/01/49 (Call 03/01/49)	1,852	1,818,917
3.50%, 05/13/40 (Call 11/13/39)	1,480	1,634,904
3.60%, 01/13/51 (Call 07/13/50)(a)	1,615	1,844,673
3.80%, 05/13/60 (Call 11/13/59)	894	1,058,572
4.63%, 03/23/40 (Call 09/23/39)	725	906,482
4.70%, 03/23/50 (Call 09/23/49)	1,630	2,183,473
4.75%, 09/15/44 (Call 03/15/44)	599	768,956
4.75%, 11/15/46 (Call 05/15/46)	559	733,433
4.95%, 10/15/45 (Call 04/15/45)	540	719,471
5.40%, 10/01/43	590	814,795
6.15%, 03/01/37	285	403,788
6.15%, 02/15/41	129	189,255
6.20%, 12/15/34	806	1,128,251
6.40%, 12/15/35	777	1,121,280
6.55%, 03/15/33	251	349,220
6.65%, 11/15/37	1,279	1,907,698

		133,828,491

Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.
3.90%, 01/15/43 (Call 07/15/42)	346	398,144
4.20%, 06/15/35 (Call 12/15/34)(a)	721	849,454
4.38%, 06/15/45 (Call 12/15/44)	366	450,847
Valmont Industries Inc.
5.00%, 10/01/44 (Call 04/01/44)	375	466,329
5.25%, 10/01/54 (Call 04/01/54)	148	190,389

		2,355,163

Mining — 1.6%
Anglo American Capital PLC, 3.95%, 09/10/50 (Call 03/10/50)(b)	505	545,277

Security	Par (000)	Value

Mining (continued)
Barrick Gold Corp.
5.25%, 04/01/42(a)	$603	$788,296
6.45%, 10/15/35	325	449,550
Barrick International Barbados Corp., 6.35%, 10/15/36(b)	600	824,513
Barrick North America Finance LLC
5.70%, 05/30/41	1,095	1,495,842
5.75%, 05/01/43	363	501,299
7.50%, 09/15/38	55	83,533
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39	958	1,319,219
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42	986	1,170,593
5.00%, 09/30/43	2,105	2,807,584
Corp. Nacional del Cobre de Chile
3.15%, 01/15/51 (Call 07/15/50)(b)	395	362,993
3.70%, 01/30/50 (Call 07/30/49)(b)	2,390	2,421,261
4.25%, 07/17/42(b)	1,010	1,106,334
4.38%, 02/05/49 (Call 08/05/48)(b)	1,174	1,322,171
4.50%, 08/01/47 (Call 02/01/47)(b)	1,145	1,308,930
4.88%, 11/04/44(b)	845	1,000,472
5.63%, 09/21/35(b)	100	124,733
5.63%, 10/18/43(b)	775	999,804
6.15%, 10/24/36(a)(b)	205	266,828
Fresnillo PLC, 4.25%, 10/02/50 (Call 04/02/50)(a)(b)	400	409,000
Glencore Canada Corp., 6.20%, 06/15/35	340	423,249
Glencore Finance Canada Ltd.
5.55%, 10/25/42(b)	280	357,322
6.00%, 11/15/41(a)(b)	348	459,148
6.90%, 11/15/37(b)	535	748,502
Glencore Funding LLC
3.38%, 09/23/51 (Call 03/23/51)(b)	545	528,015
3.88%, 04/27/51 (Call 10/27/50)(a)(b)	345	366,330
Indonesia Asahan Aluminium Persero PT
5.80%, 05/15/50 (Call 11/15/49)(a)(b)	380	444,600
6.76%, 11/15/48(a)(b)	594	765,814
Industrias Penoles SAB de CV
4.75%, 08/06/50 (Call 02/06/50)(a)(b)	288	312,480
5.65%, 09/12/49 (Call 03/12/49)(b)	545	661,499
Kinross Gold Corp., 6.88%, 09/01/41 (Call 03/01/41)	242	333,555
Minera Mexico SA de CV, 4.50%, 01/26/50 (Call 07/26/49)(a)(b)	875	955,937
Newcrest Finance Pty Ltd.
4.20%, 05/13/50 (Call 11/13/49)(b)	468	549,982
5.75%, 11/15/41(a)(b)	500	661,689
Newmont Corp.
4.88%, 03/15/42 (Call 09/15/41)	859	1,081,222
5.45%, 06/09/44 (Call 12/09/43)	365	495,613
5.88%, 04/01/35	547	720,746
6.25%, 10/01/39	624	883,789
Rio Tinto Alcan Inc.
5.75%, 06/01/35(a)	481	650,645
6.13%, 12/15/33(a)	781	1,084,762
Rio Tinto Finance USA Ltd.
2.75%, 11/02/51	940	929,745
5.20%, 11/02/40	1,058	1,426,593
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)(a)	634	765,919
4.75%, 03/22/42 (Call 09/22/41)	373	479,717
Southern Copper Corp.
5.25%, 11/08/42	665	824,939
5.88%, 04/23/45(a)	1,153	1,565,255

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining (continued)
6.75%, 04/16/40	$1,174	$1,630,392
7.50%, 07/27/35	942	1,344,705
Teck Resources Ltd.
5.20%, 03/01/42 (Call 09/01/41)	345	411,393
5.40%, 02/01/43 (Call 08/01/42)(a)	265	329,034
6.00%, 08/15/40 (Call 02/15/40)	415	537,472
6.13%, 10/01/35	125	161,506
6.25%, 07/15/41 (Call 01/15/41)(a)	542	724,738
Vale Canada Ltd., 7.20%, 09/15/32	50	62,505

		42,987,044

Oil & Gas — 5.9%
BG Energy Capital PLC, 5.13%, 10/15/41(b)	650	851,327
BP Capital Markets America Inc.
2.77%, 11/10/50 (Call 05/10/50)	1,392	1,321,511
2.94%, 06/04/51 (Call 12/04/50)	1,827	1,783,137
3.00%, 02/24/50 (Call 08/24/49)	1,773	1,753,167
3.00%, 03/17/52 (Call 09/17/51)	1,239	1,221,046
3.06%, 06/17/41 (Call 12/17/40)	1,250	1,262,111
3.38%, 02/08/61 (Call 08/08/60)	1,344	1,378,042
Burlington Resources LLC, 5.95%, 10/15/36	677	925,507
Canadian Natural Resources Ltd.
4.95%, 06/01/47 (Call 12/01/46)(a)	282	358,729
5.85%, 02/01/35	401	504,396
6.25%, 03/15/38	851	1,137,981
6.45%, 06/30/33	372	484,358
6.50%, 02/15/37	677	907,160
6.75%, 02/01/39	635	891,949
Cenovus Energy Inc.
3.75%, 02/15/52 (Call 08/15/51)(a)	675	683,033
5.25%, 06/15/37 (Call 12/15/36)	472	565,564
5.40%, 06/15/47 (Call 12/15/46)(a)	710	887,904
6.75%, 11/15/39	1,247	1,709,264
6.80%, 09/15/37	373	503,362
Chevron Corp., 3.08%, 05/11/50 (Call 11/11/49)(a)	970	1,039,724
Chevron USA Inc.
2.34%, 08/12/50 (Call 02/12/50)	853	800,520
4.20%, 10/15/49 (Call 04/15/49)	485	611,094
5.25%, 11/15/43 (Call 05/15/43)	95	131,975
CNOOC Finance 2012 Ltd., 5.00%, 05/02/42(b)	250	293,605
CNOOC Finance 2013 Ltd.
3.30%, 09/30/49 (Call 03/30/49)	650	603,218
4.25%, 05/09/43(a)	220	237,325
CNOOC Finance 2014 ULC, 4.88%, 04/30/44(a)	405	475,476
CNOOC Finance 2015 Australia Pty Ltd., 4.20%, 05/05/45	400	430,872
CNOOC Petroleum North America ULC
5.88%, 03/10/35	1,192	1,466,349
6.40%, 05/15/37	845	1,122,473
7.50%, 07/30/39	660	988,470
CNPC HK Overseas Capital Ltd., 5.95%, 04/28/41(b)	355	500,163
ConocoPhillips
4.85%, 08/15/48 (Call 02/15/48)(b)	615	820,682
4.88%, 10/01/47 (Call 04/01/47)(b)	870	1,159,177
5.90%, 10/15/32	595	781,564
5.90%, 05/15/38	442	611,631
6.50%, 02/01/39(a)	2,482	3,663,970
ConocoPhillips Co.
4.30%, 11/15/44 (Call 05/15/44)	523	635,179
5.95%, 03/15/46 (Call 09/15/45)	345	521,826
Devon Energy Corp.
4.75%, 05/15/42 (Call 11/15/41)	668	776,973

Security	Par (000)	Value

Oil & Gas (continued)
5.00%, 06/15/45 (Call 12/15/44)(a)	$552	$671,527
5.60%, 07/15/41 (Call 01/15/41)(a)	1,226	1,548,076
7.95%, 04/15/32	230	326,706
Diamondback Energy Inc., 4.40%, 03/24/51 (Call 09/24/50)	509	586,598
Empresa Nacional del Petroleo, 4.50%, 09/14/47 (Call 03/14/47)(b)	591	584,384
Eni SpA, 5.70%, 10/01/40(b)	320	412,143
EOG Resources Inc.
3.90%, 04/01/35 (Call 10/01/34)	373	422,537
4.95%, 04/15/50 (Call 10/15/49)(a)	672	911,440
5.10%, 01/15/36 (Call 07/15/35)	207	252,790
Equinor ASA
3.25%, 11/18/49 (Call 05/18/49)	1,012	1,096,078
3.63%, 04/06/40 (Call 10/06/39)	610	687,406
3.70%, 04/06/50 (Call 10/06/49)(a)	1,042	1,221,823
3.95%, 05/15/43(a)	795	932,778
4.25%, 11/23/41	630	769,333
4.80%, 11/08/43(a)	651	855,440
5.10%, 08/17/40	773	1,029,339
Exxon Mobil Corp.
3.00%, 08/16/39 (Call 02/16/39)	893	923,309
3.10%, 08/16/49 (Call 02/16/49)	1,341	1,399,968
3.45%, 04/15/51 (Call 10/15/50)(a)	1,725	1,912,487
3.57%, 03/06/45 (Call 09/06/44)	1,047	1,169,312
4.11%, 03/01/46 (Call 09/01/45)	2,280	2,739,490
4.23%, 03/19/40 (Call 09/19/39)	1,886	2,255,057
4.33%, 03/19/50 (Call 09/19/49)	2,350	2,964,013
Gazprom PJSC Via Gaz Capital SA, 7.29%, 08/16/37(b)	1,200	1,617,691
Hess Corp.
5.60%, 02/15/41	1,241	1,563,866
5.80%, 04/01/47 (Call 10/01/46)	413	551,516
6.00%, 01/15/40	525	683,485
7.13%, 03/15/33	665	895,203
KazMunayGas National Co. JSC
3.50%, 04/14/33 (Call 10/14/32)(b)	80	82,741
6.38%, 10/24/48(b)	1,365	1,754,107
Marathon Oil Corp.
5.20%, 06/01/45 (Call 12/01/44)	205	251,632
6.60%, 10/01/37	897	1,208,260
6.80%, 03/15/32	508	660,961
Marathon Petroleum Corp.
4.50%, 04/01/48 (Call 10/01/47)(a)	405	472,837
4.75%, 09/15/44 (Call 03/15/44)	818	954,670
5.00%, 09/15/54 (Call 03/15/54)	428	530,199
5.85%, 12/15/45 (Call 06/15/45)	264	343,911
6.50%, 03/01/41 (Call 09/01/40)	953	1,324,431
Motiva Enterprises LLC, 6.85%, 01/15/40(b)	1,035	1,302,237
Pertamina Persero PT
4.15%, 02/25/60 (Call 08/25/59)(a)(b)	445	441,152
4.18%, 01/21/50 (Call 07/21/49)(b)	870	888,020
4.70%, 07/30/49(a)(b)	795	859,837
5.63%, 05/20/43(b)	1,065	1,270,552
6.00%, 05/03/42(b)	684	839,938
6.45%, 05/30/44(b)	1,825	2,387,932
6.50%, 05/27/41(b)	375	484,614
6.50%, 11/07/48(a)(b)	745	986,573
Petroleos del Peru SA
4.75%, 06/19/32(b)	824	870,556
5.63%, 06/19/47(b)	1,670	1,695,050

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Petronas Capital Ltd.
3.40%, 04/28/61 (Call 10/28/60)(b)	$110	$111,262
4.50%, 03/18/45(b)	1,370	1,652,900
4.55%, 04/21/50 (Call 10/21/49)(b)	3,455	4,271,277
4.80%, 04/21/60 (Call 10/21/59)(b)	1,170	1,529,827
Phillips 66
4.65%, 11/15/34 (Call 05/15/34)	799	940,347
4.88%, 11/15/44 (Call 05/15/44)(a)	1,180	1,486,766
5.88%, 05/01/42	1,478	2,030,543
PTTEP Treasury Center Co. Ltd., 3.90%, 12/06/59(a)(b)	535	552,373
Qatar Petroleum
3.13%, 07/12/41 (Call 01/12/41)(b)	2,365	2,386,739
3.30%, 07/12/51 (Call 01/12/51)(b)	3,245	3,306,785
Saudi Arabian Oil Co.
3.25%, 11/24/50 (Call 05/24/50)(b)	2,109	2,022,531
3.50%, 11/24/70 (Call 05/24/70)(b)	1,655	1,570,264
4.25%, 04/16/39(b)	2,690	3,009,518
4.38%, 04/16/49(b)	2,573	2,953,547
Shell International Finance BV
3.13%, 11/07/49 (Call 05/07/49)	1,241	1,319,688
3.25%, 04/06/50 (Call 10/06/49)(a)	1,603	1,750,305
3.63%, 08/21/42	703	787,734
3.75%, 09/12/46	939	1,092,683
4.00%, 05/10/46	1,888	2,264,248
4.13%, 05/11/35	1,038	1,226,016
4.38%, 05/11/45	2,446	3,067,690
4.55%, 08/12/43	1,050	1,324,776
5.50%, 03/25/40	769	1,063,437
6.38%, 12/15/38	2,516	3,725,793
Sinopec Capital 2013 Ltd., 4.25%, 04/24/43(b)	400	464,088
Sinopec Group Overseas Development 2012 Ltd., 4.88%, 05/17/42(b)	700	864,716
Sinopec Group Overseas Development 2013 Ltd., 5.38%, 10/17/43(b)	250	332,420
Sinopec Group Overseas Development 2015 Ltd., 4.10%, 04/28/45(b)	155	175,045
Sinopec Group Overseas Development 2017 Ltd.
4.00%, 09/13/47(b)	720	812,526
4.25%, 04/12/47(a)(b)	440	517,413
Sinopec Group Overseas Development 2018 Ltd.
3.35%, 05/13/50 (Call 11/13/49)(b)	850	861,850
3.68%, 08/08/49 (Call 02/08/49)(b)	980	1,052,481
4.60%, 09/12/48(b)	455	561,530
Suncor Energy Inc.
3.75%, 03/04/51 (Call 09/04/50)(a)	614	670,461
4.00%, 11/15/47 (Call 05/15/47)(a)	655	739,402
5.35%, 07/15/33	375	458,783
5.95%, 12/01/34	205	265,876
5.95%, 05/15/35	601	779,225
6.50%, 06/15/38(a)	957	1,329,533
6.80%, 05/15/38	913	1,298,263
6.85%, 06/01/39	750	1,089,435
7.15%, 02/01/32	215	294,969
Thaioil Treasury Center Co. Ltd.
3.50%, 10/17/49(b)	420	372,065
3.75%, 06/18/50(b)	620	573,575
5.38%, 11/20/48(b)	600	685,557
TotalEnergies Capital International SA
2.99%, 06/29/41 (Call 12/29/40)	680	697,098
3.13%, 05/29/50 (Call 11/29/49)	1,979	2,076,889

Security	Par (000)	Value

Oil & Gas (continued)
3.39%, 06/29/60 (Call 12/29/59)	$657	$711,782
3.46%, 07/12/49 (Call 01/12/49)(a)	696	770,739
Valero Energy Corp.
4.90%, 03/15/45(a)	431	536,706
6.63%, 06/15/37	1,159	1,583,627
7.50%, 04/15/32(a)	570	792,399
10.50%, 03/15/39	473	843,980
XTO Energy Inc., 6.75%, 08/01/37	25	36,307

		155,091,608

Oil & Gas Services — 0.4%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., 4.08%, 12/15/47 (Call 06/15/47)	1,003	1,145,029
Baker Hughes Holdings LLC, 5.13%, 09/15/40	1,124	1,430,733
Halliburton Co.
4.50%, 11/15/41 (Call 05/15/41)	462	521,150
4.75%, 08/01/43 (Call 02/01/43)	798	938,276
4.85%, 11/15/35 (Call 05/15/35)	754	894,278
5.00%, 11/15/45 (Call 05/15/45)	1,644	2,036,718
6.70%, 09/15/38	880	1,222,895
7.45%, 09/15/39	800	1,191,373
NOV Inc., 3.95%, 12/01/42 (Call 06/01/42)(a)	809	805,309

		10,185,761

Packaging & Containers — 0.1%
Packaging Corp. of America
3.05%, 10/01/51 (Call 04/01/51)	325	329,125
4.05%, 12/15/49 (Call 06/15/49)	207	245,976
Sonoco Products Co., 5.75%, 11/01/40 (Call 05/01/40)	385	525,502
WRKCo Inc.
3.00%, 06/15/33 (Call 03/15/33)(a)	517	536,703
4.20%, 06/01/32 (Call 03/01/32)	584	667,460

		2,304,766

Pharmaceuticals — 6.4%
AbbVie Inc.
4.05%, 11/21/39 (Call 05/21/39)	3,348	3,846,611
4.25%, 11/21/49 (Call 05/21/49)	4,626	5,563,308
4.30%, 05/14/36 (Call 11/14/35)	957	1,110,069
4.40%, 11/06/42	2,208	2,651,354
4.45%, 05/14/46 (Call 11/14/45)	1,639	2,003,363
4.50%, 05/14/35 (Call 11/14/34)	2,063	2,439,895
4.55%, 03/15/35 (Call 09/15/34)	1,317	1,569,058
4.63%, 10/01/42 (Call 04/01/42)	400	485,139
4.70%, 05/14/45 (Call 11/14/44)	2,246	2,816,901
4.75%, 03/15/45 (Call 09/15/44)	839	1,052,668
4.85%, 06/15/44 (Call 12/15/43)	920	1,164,231
4.88%, 11/14/48 (Call 05/14/48)	1,570	2,065,556
AmerisourceBergen Corp.
4.25%, 03/01/45 (Call 09/01/44)	416	486,426
4.30%, 12/15/47 (Call 06/15/47)	444	525,151
AstraZeneca PLC
2.13%, 08/06/50 (Call 02/06/50)	435	388,068
3.00%, 05/28/51 (Call 11/28/50)(a)	770	814,519
4.00%, 09/18/42	988	1,189,701
4.38%, 11/16/45	717	926,549
4.38%, 08/17/48 (Call 02/17/48)	574	749,680
6.45%, 09/15/37	2,403	3,578,039
Bayer U.S. Finance II LLC
3.95%, 04/15/45 (Call 10/15/44)(b)	420	454,267
4.20%, 07/15/34 (Call 01/15/34)(a)(b)	693	774,892
4.40%, 07/15/44 (Call 01/15/44)(a)(b)	964	1,101,246

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
4.63%, 06/25/38 (Call 12/25/37)(b)	$879	$1,039,452
4.65%, 11/15/43 (Call 05/15/43)(b)	125	142,894
4.70%, 07/15/64 (Call 01/15/64)(a)(b)	776	920,639
4.88%, 06/25/48 (Call 12/25/47)(b)	1,425	1,792,275
5.50%, 07/30/35(b)	75	90,776
Becton Dickinson and Co.
3.79%, 05/20/50 (Call 11/20/49)	813	925,698
4.67%, 06/06/47 (Call 12/06/46)	1,386	1,761,851
4.69%, 12/15/44 (Call 06/15/44)	718	900,342
Bristol-Myers Squibb Co.
2.35%, 11/13/40 (Call 05/13/40)(a)	992	947,708
2.55%, 11/13/50 (Call 05/13/50)	1,190	1,138,506
3.25%, 08/01/42	969	1,059,962
4.13%, 06/15/39 (Call 12/15/38)	1,828	2,183,720
4.25%, 10/26/49 (Call 04/26/49)	2,661	3,345,259
4.35%, 11/15/47 (Call 05/15/47)(a)	1,315	1,666,092
4.50%, 03/01/44 (Call 09/01/43)(a)	729	921,585
4.55%, 02/20/48 (Call 08/20/47)	1,455	1,904,707
4.63%, 05/15/44 (Call 11/15/43)	84	108,083
5.00%, 08/15/45 (Call 02/15/45)	1,665	2,267,242
Cardinal Health Inc.
4.37%, 06/15/47 (Call 12/15/46)	381	435,698
4.50%, 11/15/44 (Call 05/15/44)	398	456,340
4.60%, 03/15/43	403	472,893
4.90%, 09/15/45 (Call 03/15/45)(a)	310	376,518
Cigna Corp.
3.20%, 03/15/40 (Call 09/15/39)	812	836,891
3.40%, 03/15/50 (Call 09/15/49)(a)	1,081	1,140,274
3.40%, 03/15/51 (Call 09/15/50)	1,250	1,322,278
3.88%, 10/15/47 (Call 04/15/47)	869	973,089
4.80%, 08/15/38 (Call 02/15/38)	1,871	2,299,404
4.80%, 07/15/46 (Call 01/16/46)	1,188	1,499,281
4.90%, 12/15/48 (Call 06/15/48)	2,442	3,161,133
5.38%, 02/15/42 (Call 08/15/41)	345	439,298
6.13%, 11/15/41	344	489,818
CVS Health Corp.
2.70%, 08/21/40 (Call 02/21/40)	1,370	1,313,534
4.13%, 04/01/40 (Call 10/01/39)	1,208	1,385,766
4.25%, 04/01/50 (Call 10/01/49)(a)	893	1,081,389
4.78%, 03/25/38 (Call 09/25/37)	4,266	5,219,462
4.88%, 07/20/35 (Call 01/20/35)	599	720,800
5.05%, 03/25/48 (Call 09/25/47)	6,372	8,377,423
5.13%, 07/20/45 (Call 01/20/45)	2,722	3,581,450
5.30%, 12/05/43 (Call 06/05/43)	778	1,026,113
6.13%, 09/15/39(a)	88	121,080
Eli Lilly & Co.
2.25%, 05/15/50 (Call 11/15/49)(a)	1,835	1,701,214
2.50%, 09/15/60 (Call 03/15/60)	1,016	956,517
3.70%, 03/01/45 (Call 09/01/44)	151	176,014
3.95%, 03/15/49 (Call 09/15/48)	45	55,584
4.15%, 03/15/59 (Call 09/15/58)	25	32,647
GlaxoSmithKline Capital Inc.
4.20%, 03/18/43(a)	365	448,514
5.38%, 04/15/34(a)	951	1,248,180
6.38%, 05/15/38	2,223	3,290,024
Johnson & Johnson
2.10%, 09/01/40 (Call 03/01/40)	944	898,208
2.25%, 09/01/50 (Call 03/01/50)(a)	1,104	1,058,681
2.45%, 09/01/60 (Call 03/01/60)	867	837,567
3.40%, 01/15/38 (Call 07/15/37)	917	1,035,915

Security	Par (000)	Value

Pharmaceuticals (continued)
3.50%, 01/15/48 (Call 07/15/47)	$792	$933,337
3.55%, 03/01/36 (Call 09/01/35)	817	937,277
3.63%, 03/03/37 (Call 09/03/36)	1,217	1,411,454
3.70%, 03/01/46 (Call 09/01/45)	1,161	1,393,464
3.75%, 03/03/47 (Call 09/03/46)(a)	935	1,133,688
4.38%, 12/05/33 (Call 06/05/33)	869	1,066,840
4.50%, 09/01/40	377	486,426
4.50%, 12/05/43 (Call 06/05/43)	634	825,837
4.85%, 05/15/41	296	395,653
4.95%, 05/15/33(a)	491	632,115
5.85%, 07/15/38	652	952,541
5.95%, 08/15/37(a)	930	1,348,080
Mead Johnson Nutrition Co.
4.60%, 06/01/44 (Call 12/01/43)	453	587,641
5.90%, 11/01/39	225	317,992
Merck & Co. Inc.
2.35%, 06/24/40 (Call 12/24/39)	1,034	989,125
2.45%, 06/24/50 (Call 12/24/49)(a)	1,123	1,070,356
3.60%, 09/15/42 (Call 03/15/42)	629	714,572
3.70%, 02/10/45 (Call 08/10/44)(a)	1,781	2,069,360
3.90%, 03/07/39 (Call 09/07/38)	1,087	1,272,117
4.00%, 03/07/49 (Call 09/07/48)	1,351	1,670,336
4.15%, 05/18/43	1,155	1,412,442
6.50%, 12/01/33(a)	230	336,755
6.55%, 09/15/37	430	642,623
Merck Sharp & Dohme Corp., 5.75%, 11/15/36(a)	25	34,501
Mylan Inc.
5.20%, 04/15/48 (Call 10/15/47)	683	848,468
5.40%, 11/29/43 (Call 05/29/43)	455	567,997
Novartis Capital Corp.
2.75%, 08/14/50 (Call 02/14/50)	1,196	1,224,367
3.70%, 09/21/42	392	453,134
4.00%, 11/20/45 (Call 05/20/45)	1,117	1,369,957
4.40%, 05/06/44	1,625	2,076,851
Pfizer Inc.
2.55%, 05/28/40 (Call 11/28/39)	975	970,404
2.70%, 05/28/50 (Call 11/28/49)(a)	821	832,813
3.90%, 03/15/39 (Call 09/15/38)	880	1,036,594
4.00%, 12/15/36	961	1,143,463
4.00%, 03/15/49 (Call 09/15/48)	884	1,091,801
4.10%, 09/15/38 (Call 03/15/38)	747	896,139
4.13%, 12/15/46	1,066	1,327,156
4.20%, 09/15/48 (Call 03/15/48)	948	1,203,172
4.30%, 06/15/43	734	908,820
4.40%, 05/15/44	960	1,213,543
5.60%, 09/15/40	459	649,961
7.20%, 03/15/39	2,171	3,507,173
Takeda Pharmaceutical Co. Ltd.
3.03%, 07/09/40 (Call 01/09/40)	1,486	1,510,663
3.18%, 07/09/50 (Call 01/09/50)	1,410	1,441,646
3.38%, 07/09/60 (Call 01/09/60)(a)	1,042	1,105,916
Utah Acquisition Sub Inc., 5.25%, 06/15/46
(Call 12/15/45)	824	1,027,704
Viatris Inc.
3.85%, 06/22/40 (Call 12/22/39)(b)	1,235	1,322,658
4.00%, 06/22/50 (Call 12/22/49)(b)	1,650	1,771,209
Wyeth LLC
5.95%, 04/01/37	1,058	1,499,487
6.00%, 02/15/36	598	834,673
6.50%, 02/01/34	895	1,279,222

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Zoetis Inc.
3.00%, 05/15/50 (Call 11/15/49)	$470	$492,713
3.95%, 09/12/47 (Call 03/12/47)	506	604,417
4.45%, 08/20/48 (Call 02/20/48)	500	640,372
4.70%, 02/01/43 (Call 08/01/42)	900	1,145,209

		167,974,713

Pipelines — 4.3%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47(b)	1,839	2,134,785
Cameron LNG LLC
3.30%, 01/15/35 (Call 09/15/34)(b)	584	618,153
3.40%, 01/15/38 (Call 07/15/37)(b)	410	427,583
3.70%, 01/15/39 (Call 07/15/38)(b)	723	796,726
Cheniere Corpus Christi Holdings LLC, 2.74%, 12/31/39 (Call 07/04/39)(a)(b)	460	449,511
Colonial Pipeline Co.
4.25%, 04/15/48 (Call 10/15/47)(b)	730	862,015
7.63%, 04/15/32(b)	85	120,157
Columbia Pipeline Group Inc., 5.80%, 06/01/45 (Call 12/01/44)	445	607,257
Eastern Gas Transmission & Storage Inc.
3.90%, 11/15/49 (Call 05/15/49)(b)	266	298,622
4.60%, 12/15/44 (Call 06/15/44)(b)	434	526,340
4.80%, 11/01/43 (Call 05/01/43)(b)	383	475,100
El Paso Natural Gas Co. LLC, 8.38%, 06/15/32(a)	135	194,326
Enable Midstream Partners LP, 5.00%, 05/15/44 (Call 11/15/43)	545	590,993
Enbridge Energy Partners LP
5.50%, 09/15/40 (Call 03/15/40)	633	813,651
7.38%, 10/15/45 (Call 04/15/45)	481	773,191
Series B, 7.50%, 04/15/38	250	374,210
Enbridge Inc.
2.50%, 08/01/33 (Call 05/01/33)(a)	185	183,209
3.40%, 08/01/51 (Call 02/01/51)	905	930,976
4.00%, 11/15/49 (Call 05/15/49)	490	559,605
4.50%, 06/10/44 (Call 12/10/43)	379	442,533
5.50%, 05/29/46 (Call 06/01/46)	580	790,545
Energy Transfer LP
4.90%, 03/15/35 (Call 09/15/34)(a)	328	372,416
4.95%, 01/15/43 (Call 07/15/42)	273	301,617
5.00%, 05/15/50 (Call 11/15/49)	1,555	1,820,728
5.15%, 02/01/43 (Call 08/01/42)	530	598,525
5.15%, 03/15/45 (Call 09/15/44)	592	689,909
5.30%, 04/01/44 (Call 10/01/43)	711	833,316
5.30%, 04/15/47 (Call 10/15/46)	785	930,814
5.35%, 05/15/45 (Call 11/15/44)	607	717,764
5.40%, 10/01/47 (Call 04/01/47)	1,237	1,484,891
5.95%, 10/01/43 (Call 04/01/43)	405	500,458
6.00%, 06/15/48 (Call 12/15/47)	847	1,081,488
6.05%, 06/01/41 (Call 12/01/40)	455	569,870
6.10%, 02/15/42	290	358,431
6.13%, 12/15/45 (Call 06/15/45)	846	1,085,295
6.25%, 04/15/49 (Call 10/15/48)	1,400	1,859,204
6.50%, 02/01/42 (Call 08/01/41)	789	1,031,274
6.63%, 10/15/36	481	625,343
6.85%, 02/15/40	100	128,410
7.50%, 07/01/38	611	850,799
Series 20Y, 5.80%, 06/15/38 (Call 12/15/37)	458	559,931
Enterprise Products Operating LLC
3.20%, 02/15/52 (Call 08/15/51)	873	861,275
3.30%, 02/15/53 (Call 08/15/52)	450	450,951

Security	Par (000)	Value

Pipelines (continued)
3.70%, 01/31/51 (Call 07/31/50)	$807	$855,968
3.95%, 01/31/60 (Call 07/31/59)	954	1,045,854
4.20%, 01/31/50 (Call 07/31/49)	1,032	1,181,248
4.25%, 02/15/48 (Call 08/15/47)	1,112	1,272,985
4.45%, 02/15/43 (Call 08/15/42)	951	1,090,419
4.80%, 02/01/49 (Call 08/01/48)	1,094	1,350,031
4.85%, 08/15/42 (Call 02/15/42)	788	953,789
4.85%, 03/15/44 (Call 09/15/43)	1,040	1,257,768
4.90%, 05/15/46 (Call 11/15/45)	936	1,150,319
4.95%, 10/15/54 (Call 04/15/54)	291	374,127
5.10%, 02/15/45 (Call 08/15/44)	829	1,040,971
5.70%, 02/15/42	529	700,085
5.95%, 02/01/41	790	1,073,170
6.13%, 10/15/39	670	919,873
6.45%, 09/01/40	160	226,259
7.55%, 04/15/38	315	479,532
Series D, 6.88%, 03/01/33	642	885,209
Series H, 6.65%, 10/15/34	301	415,063
Series J, 5.75%, 03/01/35	75	94,089
Flex Intermediate Holdco LLC, 4.32%, 12/30/39
(Call 06/30/39)(a)(b)	370	387,213
FLNG Liquefaction 2 LLC, 4.13%, 03/31/38(b)	23	24,502
Galaxy Pipeline Assets Bidco Ltd.
2.16%, 03/31/34(a)(b)	50	48,701
2.63%, 03/31/36(b)	446	434,501
2.94%, 09/30/40(b)	2,500	2,455,622
3.25%, 09/30/40(a)(b)	1,000	993,992
Gulfstream Natural Gas System LLC, 5.95%, 10/15/45 (Call 04/15/45)(b)	205	279,253
Kinder Morgan Energy Partners LP
4.70%, 11/01/42 (Call 05/01/42)	395	452,229
5.00%, 08/15/42 (Call 02/15/42)	380	451,058
5.00%, 03/01/43 (Call 09/01/42)	620	738,372
5.40%, 09/01/44 (Call 03/01/44)	230	285,549
5.50%, 03/01/44 (Call 09/01/43)	737	921,877
5.63%, 09/01/41	299	376,104
5.80%, 03/15/35	450	570,801
6.38%, 03/01/41	559	762,564
6.50%, 02/01/37	300	406,201
6.50%, 09/01/39	563	771,421
6.55%, 09/15/40	469	649,019
6.95%, 01/15/38	995	1,403,341
7.30%, 08/15/33	193	268,491
7.50%, 11/15/40	410	612,726
7.75%, 03/15/32	340	480,870
Kinder Morgan Inc.
3.25%, 08/01/50 (Call 02/01/50)(a)	490	473,731
3.60%, 02/15/51 (Call 08/15/50)	1,060	1,077,023
5.05%, 02/15/46 (Call 08/15/45)	746	908,832
5.20%, 03/01/48 (Call 09/01/47)	683	854,703
5.30%, 12/01/34 (Call 06/01/34)	660	803,328
5.55%, 06/01/45 (Call 12/01/44)	1,196	1,538,020
7.75%, 01/15/32	152	215,543
Magellan Midstream Partners LP
3.95%, 03/01/50 (Call 09/01/49)	918	989,892
4.20%, 12/01/42 (Call 06/01/42)(a)	150	161,643
4.20%, 03/15/45 (Call 09/15/44)	160	171,414
4.20%, 10/03/47 (Call 04/03/47)	483	538,100
4.25%, 09/15/46 (Call 03/15/46)	440	500,547
4.85%, 02/01/49 (Call 08/01/48)	363	442,389

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
5.15%, 10/15/43 (Call 04/15/43)	$479	$584,450
6.40%, 05/01/37	125	164,642
MPLX LP
4.50%, 04/15/38 (Call 10/15/37)	1,532	1,726,026
4.70%, 04/15/48 (Call 10/15/47)	1,325	1,558,149
4.90%, 04/15/58 (Call 10/15/57)	372	443,481
5.20%, 03/01/47 (Call 09/01/46)	929	1,146,464
5.20%, 12/01/47 (Call 06/01/47)	381	466,135
5.50%, 02/15/49 (Call 08/15/48)	1,254	1,617,839
NGPL PipeCo LLC, 7.77%, 12/15/37(b)	563	809,225
Northern Natural Gas Co.
3.40%, 10/16/51 (Call 04/16/51)(a)(b)	539	564,214
4.10%, 09/15/42 (Call 03/15/42)(b)	145	163,120
4.30%, 01/15/49 (Call 07/15/48)(b)	417	495,453
ONEOK Inc.
4.45%, 09/01/49 (Call 03/01/49)	552	623,243
4.50%, 03/15/50 (Call 09/15/49)	348	393,015
4.95%, 07/13/47 (Call 01/06/47)	568	677,556
5.20%, 07/15/48 (Call 01/15/48)(a)	564	693,122
6.00%, 06/15/35	429	538,839
7.15%, 01/15/51 (Call 07/15/50)	267	398,770
ONEOK Partners LP
6.13%, 02/01/41 (Call 08/01/40)	818	1,058,783
6.20%, 09/15/43 (Call 03/15/43)	299	391,665
6.65%, 10/01/36	710	951,404
6.85%, 10/15/37	523	712,585
Phillips 66 Partners LP
4.68%, 02/15/45 (Call 08/15/44)	320	383,257
4.90%, 10/01/46 (Call 04/01/46)	640	807,975
Plains All American Pipeline LP/PAA Finance Corp.
4.30%, 01/31/43 (Call 07/31/42)	293	302,120
4.70%, 06/15/44 (Call 12/15/43)	492	533,237
4.90%, 02/15/45 (Call 08/15/44)	401	445,534
5.15%, 06/01/42 (Call 12/01/41)	293	331,179
6.65%, 01/15/37	709	929,645
Sabal Trail Transmission LLC
4.68%, 05/01/38 (Call 11/01/37)(a)(b)	380	454,177
4.83%, 05/01/48 (Call 11/01/47)(b)	480	605,656
Southern Natural Gas Co. LLC
4.80%, 03/15/47 (Call 09/15/46)(a)(b)	425	521,735
8.00%, 03/01/32	266	371,638
Spectra Energy Partners LP
4.50%, 03/15/45 (Call 09/15/44)	601	708,700
5.95%, 09/25/43 (Call 03/25/43)	325	447,712
Tennessee Gas Pipeline Co. LLC, 7.63%, 04/01/37	100	144,003
Texas Eastern Transmission LP
4.15%, 01/15/48 (Call 07/15/47)(b)	445	504,665
7.00%, 07/15/32	544	745,396
TransCanada PipeLines Ltd.
4.63%, 03/01/34 (Call 12/01/33)	778	912,962
4.75%, 05/15/38 (Call 11/15/37)	409	489,957
4.88%, 05/15/48 (Call 11/15/47)(a)	817	1,039,719
5.00%, 10/16/43 (Call 04/16/43)	554	686,686
5.10%, 03/15/49 (Call 09/15/48)	756	1,001,977
5.60%, 03/31/34	310	390,631
5.85%, 03/15/36	390	506,012
6.10%, 06/01/40	703	963,727
6.20%, 10/15/37	911	1,241,319
7.25%, 08/15/38	645	959,531
7.63%, 01/15/39	1,080	1,671,664

Security	Par (000)	Value

Pipelines (continued)
Transcontinental Gas Pipe Line Co. LLC
3.95%, 05/15/50 (Call 11/15/49)	$205	$232,682
4.45%, 08/01/42 (Call 02/01/42)(a)	395	464,550
4.60%, 03/15/48 (Call 09/15/47)	630	769,238
5.40%, 08/15/41 (Call 02/15/41)	276	356,983
Williams Companies Inc. (The)
4.85%, 03/01/48 (Call 09/01/47)(a)	851	1,050,682
4.90%, 01/15/45 (Call 07/15/44)	481	586,893
5.10%, 09/15/45 (Call 03/15/45)	968	1,211,612
5.40%, 03/04/44 (Call 09/04/43)	505	636,806
5.75%, 06/24/44 (Call 12/24/43)	697	916,271
5.80%, 11/15/43 (Call 05/15/43)(a)	432	569,481
6.30%, 04/15/40	950	1,297,294
8.75%, 03/15/32	368	559,017

		112,429,031

Private Equity — 0.1%
Apollo Management Holdings LP, 5.00%, 03/15/48 (Call 09/15/47)(a)(b)	65	86,188
Carlyle Finance LLC, 5.65%, 09/15/48 (Call 03/15/48)(a)(b)	435	607,139
Carlyle Holdings II Finance LLC, 5.63%, 03/30/43(b)	424	559,838
KKR Group Finance Co. III LLC, 5.13%, 06/01/44 (Call 12/01/43)(b)	782	1,010,721
KKR Group Finance Co. VII LLC, 3.63%, 02/25/50 (Call 08/25/49)(b)	538	590,733
KKR Group Finance Co. VIII LLC, 3.50%, 08/25/50 (Call 02/25/50)(a)(b)	541	579,109

		3,433,728

Real Estate — 0.0%
Brookfield Asset Management Inc., 7.38%, 03/01/33(a)	264	372,324

Real Estate Investment Trusts — 1.6%
Agree LP, 2.60%, 06/15/33 (Call 03/15/33)	305	300,871
Alexandria Real Estate Equities Inc.
1.88%, 02/01/33 (Call 11/01/32)	764	716,613
2.00%, 05/18/32 (Call 02/18/32)(a)	720	693,508
3.00%, 05/18/51 (Call 11/18/50)	629	628,107
4.00%, 02/01/50 (Call 08/01/49)	632	744,501
4.85%, 04/15/49 (Call 10/15/48)	467	613,475
American Homes 4 Rent LP, 3.38%, 07/15/51
(Call 01/15/51)	400	411,521
American Tower Corp.
2.95%, 01/15/51 (Call 07/15/50)	1,000	968,257
3.10%, 06/15/50 (Call 12/15/49)	962	954,530
3.70%, 10/15/49 (Call 04/15/49)	594	648,757
AvalonBay Communities Inc.
2.05%, 01/15/32 (Call 10/15/31)(a)	100	97,969
3.90%, 10/15/46 (Call 04/15/46)	586	701,405
4.15%, 07/01/47 (Call 01/01/47)	230	285,690
4.35%, 10/15/47 (Call 10/18/47)	208	266,291
Boston Properties LP
2.45%, 10/01/33 (Call 07/01/33)(a)	265	256,572
2.55%, 04/01/32 (Call 01/01/32)	929	925,093
Camden Property Trust, 3.35%, 11/01/49 (Call 05/01/49)	360	400,653
Crown Castle International Corp.
2.90%, 04/01/41 (Call 10/01/40)	1,164	1,124,070
3.25%, 01/15/51 (Call 07/15/50)	695	699,290
4.00%, 11/15/49 (Call 05/15/49)	333	373,959
4.15%, 07/01/50 (Call 01/01/50)	416	481,011
4.75%, 05/15/47 (Call 11/15/46)(a)	313	387,887
5.20%, 02/15/49 (Call 08/15/48)	434	566,050

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Duke Realty LP, 3.05%, 03/01/50 (Call 09/01/49)	$265	$266,766
Equinix Inc.
2.95%, 09/15/51 (Call 03/15/51)	340	325,357
3.00%, 07/15/50 (Call 01/15/50)	516	503,885
3.40%, 02/15/52 (Call 08/15/51)	410	427,093
ERP Operating LP
4.00%, 08/01/47 (Call 02/01/47)(a)	170	206,392
4.50%, 07/01/44 (Call 01/01/44)	494	619,461
4.50%, 06/01/45 (Call 12/01/44)	527	668,966
Essex Portfolio LP
2.65%, 03/15/32 (Call 12/15/31)	690	694,126
2.65%, 09/01/50 (Call 03/01/50)	356	324,125
4.50%, 03/15/48 (Call 09/15/47)	255	317,500
Extra Space Storage LP, 2.35%, 03/15/32 (Call 12/15/31)	500	486,652
Federal Realty Investment Trust
3.63%, 08/01/46 (Call 02/01/46)(a)	669	713,144
4.50%, 12/01/44 (Call 06/01/44)	202	242,431
Goodman U.S. Finance Four LLC, 4.50%, 10/15/37 (Call 04/15/37)(b)	314	365,876
Healthpeak Properties Inc., 6.75%, 02/01/41 (Call 08/01/40)	345	520,111
Kilroy Realty LP
2.50%, 11/15/32 (Call 08/15/32)	812	795,622
2.65%, 11/15/33 (Call 08/15/33)	180	176,009
Kimco Realty Corp.
3.70%, 10/01/49 (Call 04/01/49)	374	409,764
4.13%, 12/01/46 (Call 06/01/46)	296	343,546
4.25%, 04/01/45 (Call 10/01/44)	435	510,795
4.45%, 09/01/47 (Call 03/01/47)	243	296,007
Lexington Realty Trust, 2.38%, 10/01/31 (Call 07/01/31)	300	288,672
Mid-America Apartments LP, 2.88%, 09/15/51 (Call 03/15/51)	170	167,628
National Retail Properties Inc.
3.00%, 04/15/52 (Call 10/15/51)	75	73,424
3.10%, 04/15/50 (Call 10/15/49)	382	379,712
3.50%, 01/15/50 (Call 10/15/50)	457	487,098
4.80%, 04/25/48 (Call 04/15/48)	295	374,913
Omega Healthcare Investors Inc., 3.25%, 04/15/33 (Call 01/15/33)	646	636,957
Piedmont Operating Partnership LP, 2.75%, 04/01/32 (Call 01/01/32)	80	78,333
Prologis LP
2.13%, 10/15/50 (Call 04/15/50)(a)	634	553,213
3.00%, 04/15/50 (Call 10/15/49)(a)	477	496,505
4.38%, 09/15/48 (Call 03/15/48)	330	424,251
Realty Income Corp.
1.80%, 03/15/33 (Call 12/15/32)	520	490,399
4.65%, 03/15/47 (Call 09/15/46)	575	753,178
5.88%, 03/15/35(a)	25	32,825
Regency Centers LP
4.40%, 02/01/47 (Call 08/01/46)(a)	462	551,253
4.65%, 03/15/49 (Call 09/15/48)	189	236,162
Simon Property Group LP
3.25%, 09/13/49 (Call 03/13/49)(a)	1,057	1,097,436
3.80%, 07/15/50 (Call 01/15/50)	777	881,022
4.25%, 10/01/44 (Call 04/01/44)	415	486,598
4.25%, 11/30/46 (Call 05/30/46)	345	409,652
4.75%, 03/15/42 (Call 09/15/41)(a)	55	67,721
6.75%, 02/01/40 (Call 11/01/39)	813	1,205,253
Spirit Realty LP, 2.70%, 02/15/32 (Call 11/15/31)(a)	397	391,844

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Trust Fibra Uno
6.39%, 07/28/49 (Call 07/15/49)(a)(b)	$820	$956,333
6.95%, 01/30/44 (Call 07/30/43)(a)(b)	490	595,355
UDR Inc.
1.90%, 03/15/33 (Call 12/15/32)	195	181,131
2.10%, 08/01/32 (Call 05/01/32)	310	296,644
2.10%, 06/15/33 (Call 03/15/33)(a)	171	161,931
3.10%, 11/01/34 (Call 08/01/34)	670	694,770
Ventas Realty LP
4.38%, 02/01/45 (Call 08/01/44)	30	35,178
4.88%, 04/15/49 (Call 10/15/48)	323	408,425
5.70%, 09/30/43 (Call 03/30/43)	532	713,435
VEREIT Operating Partnership LP, 2.85%, 12/15/32 (Call 09/15/32)	525	544,232
WEA Finance LLC, 4.63%, 09/20/48 (Call 03/20/48)(a)(b)	550	603,408
WEA Finance LLC/Westfield UK & Europe Finance PLC, 4.75%, 09/17/44 (Call 03/17/44)(a)(b)	477	523,195
Welltower Inc.
4.95%, 09/01/48 (Call 03/01/48)(a)	255	334,597
5.13%, 03/15/43 (Call 09/15/42)	230	286,343
6.50%, 03/15/41 (Call 09/15/40)	490	715,212
Weyerhaeuser Co.
6.88%, 12/15/33	137	190,736
7.38%, 03/15/32(a)	1,407	1,996,348
WP Carey Inc., 2.25%, 04/01/33 (Call 01/01/33)	634	602,688

		42,863,718

Retail — 2.2%
7-Eleven Inc.
2.50%, 09/10/40 (Call 08/10/40)(a)(b)	631	586,742
2.80%, 08/10/50 (Call 08/02/50)(b)	1,169	1,097,257
Alimentation Couche-Tard Inc.
3.44%, 05/13/41 (Call 11/13/40)(b)	531	548,070
3.63%, 05/13/51 (Call 11/13/50)(a)(b)	185	197,047
3.80%, 01/25/50 (Call 07/25/49)(a)(b)	751	815,055
4.50%, 07/26/47 (Call 01/26/47)(b)	430	515,138
CK Hutchison International 20 Ltd., 3.38%, 05/08/50 (Call 11/08/49)(a)(b)	325	354,263
Costco Wholesale Corp., 1.75%, 04/20/32 (Call 01/20/32)	786	766,062
Darden Restaurants Inc., 4.55%, 02/15/48 (Call 08/15/47)	194	228,557
Dollar General Corp., 4.13%, 04/03/50 (Call 10/03/49)	413	489,772
Falabella SA, 3.38%, 01/15/32 (Call 10/15/31)(b)	500	497,500
Home Depot Inc. (The)
2.38%, 03/15/51 (Call 09/15/50)	1,250	1,164,635
2.75%, 09/15/51 (Call 03/15/51)(a)	575	577,322
3.13%, 12/15/49 (Call 06/15/49)	1,327	1,419,230
3.30%, 04/15/40 (Call 10/15/39)	1,126	1,223,467
3.35%, 04/15/50 (Call 10/15/49)	1,235	1,373,531
3.50%, 09/15/56 (Call 03/15/56)	813	925,908
3.90%, 06/15/47 (Call 12/15/46)(a)	827	993,901
4.20%, 04/01/43 (Call 10/01/42)	794	965,815
4.25%, 04/01/46 (Call 10/01/45)	1,407	1,771,100
4.40%, 03/15/45 (Call 09/15/44)	527	670,269
4.50%, 12/06/48 (Call 06/06/48)	1,406	1,846,369
4.88%, 02/15/44 (Call 08/15/43)	1,000	1,320,163
5.40%, 09/15/40 (Call 03/15/40)	837	1,148,921
5.88%, 12/16/36	1,485	2,091,877
5.95%, 04/01/41 (Call 10/01/40)	1,162	1,681,269
Kohl’s Corp., 5.55%, 07/17/45 (Call 01/17/45)	335	389,672
Lowe’s Companies Inc. 2.80%, 09/15/41 (Call 03/15/41)(a)	685	673,939

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
3.00%, 10/15/50 (Call 04/15/50)	$1,919	$1,921,704
3.50%, 04/01/51 (Call 10/01/50)	713	780,484
3.70%, 04/15/46 (Call 10/15/45)(a)	989	1,100,848
4.05%, 05/03/47 (Call 11/03/46)	1,002	1,169,943
4.38%, 09/15/45 (Call 03/15/45)	643	782,905
4.55%, 04/05/49 (Call 10/05/48)	557	704,686
4.65%, 04/15/42 (Call 10/15/41)	669	827,210
5.00%, 04/15/40 (Call 10/15/39)	515	654,914
5.00%, 09/15/43 (Call 03/15/43)	30	36,990
5.13%, 04/15/50 (Call 10/15/49)	175	241,141
5.50%, 10/15/35(a)	15	19,240
5.80%, 10/15/36	100	129,281
McDonald’s Corp.
3.63%, 05/01/43(a)	376	414,110
3.63%, 09/01/49 (Call 03/01/49)(a)	1,513	1,690,682
3.70%, 02/15/42(a)	581	648,732
4.20%, 04/01/50 (Call 10/01/49)	704	862,546
4.45%, 03/01/47 (Call 09/01/46)	685	854,640
4.45%, 09/01/48 (Call 03/01/48)	682	855,583
4.60%, 05/26/45 (Call 11/26/44)	600	752,961
4.70%, 12/09/35 (Call 06/09/35)	679	835,483
4.88%, 07/15/40	459	581,838
4.88%, 12/09/45 (Call 06/09/45)	1,386	1,806,500
5.70%, 02/01/39	294	398,163
6.30%, 10/15/37	528	757,183
6.30%, 03/01/38	1,012	1,445,210
Starbucks Corp.
3.35%, 03/12/50 (Call 09/12/49)	511	539,270
3.50%, 11/15/50 (Call 05/15/50)	872	945,899
3.75%, 12/01/47 (Call 06/01/47)	515	577,371
4.30%, 12/10/44 (Call 12/15/44)	347	416,949
4.45%, 08/15/49 (Call 02/15/49)	918	1,143,064
4.50%, 11/15/48 (Call 05/15/48)	820	1,033,806
Target Corp.
3.63%, 04/15/46	500	595,758
3.90%, 11/15/47 (Call 05/15/47)	377	471,089
4.00%, 07/01/42	848	1,042,526
6.35%, 11/01/32(a)	85	117,496
6.50%, 10/15/37(a)	395	601,005
7.00%, 01/15/38	475	756,072
Tiffany & Co., 4.90%, 10/01/44 (Call 04/01/44)(a)	224	302,287
TJX Companies Inc. (The), 4.50%, 04/15/50 (Call 10/15/49)	264	355,019
Walmart Inc.
4.30%, 04/22/44 (Call 10/22/43)	70	89,321
5.25%, 09/01/35	2,220	3,036,960
6.50%, 08/15/37	185	282,477

		58,912,197

Semiconductors — 2.1%
Analog Devices Inc.
2.80%, 10/01/41 (Call 04/01/41)	340	346,063
2.95%, 10/01/51 (Call 04/01/51)	1,660	1,726,465
Applied Materials Inc.
2.75%, 06/01/50 (Call 12/01/49)(a)	696	705,799
4.35%, 04/01/47 (Call 10/01/46)(a)	818	1,047,920
5.10%, 10/01/35 (Call 04/01/35)(a)	463	597,207
5.85%, 06/15/41(a)	863	1,259,563
Broadcom Inc.
2.60%, 02/15/33 (Call 11/15/32)(b)	1,867	1,798,937
3.14%, 11/15/35 (Call 08/15/35)(b)	2,000	1,977,820

Security	Par (000)	Value

Semiconductors (continued)
3.19%, 11/15/36 (Call 08/15/36)(b)	$2,000	$1,972,000
3.42%, 04/15/33 (Call 01/15/33)(b)	1,135	1,171,904
3.47%, 04/15/34 (Call 01/15/34)(b)	1,552	1,601,167
3.50%, 02/15/41 (Call 08/15/40)(b)	3,221	3,195,231
3.75%, 02/15/51 (Call 08/15/50)(a)(b)	2,011	2,078,318
4.30%, 11/15/32 (Call 08/15/32)	1,945	2,165,700
Intel Corp.
2.80%, 08/12/41 (Call 02/12/41)	550	548,617
3.05%, 08/12/51 (Call 02/12/51)(a)	885	901,711
3.10%, 02/15/60 (Call 08/15/59)	498	503,172
3.20%, 08/12/61 (Call 02/12/61)	95	97,496
3.25%, 11/15/49 (Call 05/15/49)	1,967	2,075,619
3.73%, 12/08/47 (Call 06/08/47)	1,865	2,109,790
4.00%, 12/15/32	759	883,220
4.10%, 05/19/46 (Call 11/19/45)	1,310	1,559,529
4.10%, 05/11/47 (Call 11/11/46)	904	1,079,311
4.25%, 12/15/42(a)	420	510,957
4.60%, 03/25/40 (Call 09/25/39)	822	1,023,252
4.75%, 03/25/50 (Call 09/25/49)(a)	1,778	2,362,890
4.80%, 10/01/41	773	992,764
4.90%, 07/29/45 (Call 01/29/45)	721	958,624
4.95%, 03/25/60 (Call 09/25/59)	818	1,155,628
KLA Corp.
3.30%, 03/01/50 (Call 08/28/49)	704	755,061
5.00%, 03/15/49 (Call 09/15/48)	437	594,414
5.65%, 11/01/34 (Call 07/01/34)(a)	24	31,218
Lam Research Corp.
2.88%, 06/15/50 (Call 12/15/49)	677	691,081
3.13%, 06/15/60 (Call 12/15/59)	464	483,209
4.88%, 03/15/49 (Call 09/15/48)	579	787,101
Micron Technology Inc.
2.70%, 04/15/32 (Call 01/15/32)	500	499,145
3.37%, 11/01/41 (Call 05/01/41)	600	599,826
3.48%, 11/01/51 (Call 05/01/51)	300	299,943
NVIDIA Corp.
3.50%, 04/01/40 (Call 10/01/39)	915	1,023,495
3.50%, 04/01/50 (Call 10/01/49)	1,613	1,846,642
3.70%, 04/01/60 (Call 10/01/59)	293	347,555
NXP BV/NXP Funding LLC/NXP USA Inc., 3.25%, 05/11/41 (Call 11/11/40)(a)(b)	625	638,769
QUALCOMM Inc.
1.65%, 05/20/32 (Call 02/20/32)	975	922,060
3.25%, 05/20/50 (Call 11/20/49)(a)	867	947,246
4.30%, 05/20/47 (Call 11/20/46)	1,269	1,601,261
4.65%, 05/20/35 (Call 11/20/34)	961	1,187,943
4.80%, 05/20/45 (Call 11/20/44)(a)	1,400	1,855,689
Texas Instruments Inc.
2.70%, 09/15/51 (Call 03/15/51)	655	664,386
3.88%, 03/15/39 (Call 09/15/38)	667	790,827
4.15%, 05/15/48 (Call 11/15/47)	1,285	1,630,900

		56,604,445

Software — 2.8%
Activision Blizzard Inc.
2.50%, 09/15/50 (Call 03/15/50)	1,179	1,057,838
4.50%, 06/15/47 (Call 12/15/46)(a)	330	408,674
Electronic Arts Inc., 2.95%, 02/15/51 (Call 08/15/50)	386	376,555
Fidelity National Information Services Inc.
3.10%, 03/01/41 (Call 09/01/40)	766	775,614
4.50%, 08/15/46 (Call 02/15/46)	260	322,600
Series 30Y, 4.75%, 05/15/48 (Call 11/15/47)	180	230,785

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Fiserv Inc., 4.40%, 07/01/49 (Call 01/01/49)	$1,633	$1,971,926
Microsoft Corp.
2.53%, 06/01/50 (Call 12/01/49)	6,117	6,016,564
2.68%, 06/01/60 (Call 12/01/59)	2,671	2,656,030
2.92%, 03/17/52 (Call 09/17/51)	5,928	6,276,024
3.04%, 03/17/62 (Call 09/17/61)	2,199	2,365,100
3.45%, 08/08/36 (Call 02/08/36)	1,350	1,551,577
3.50%, 02/12/35 (Call 08/12/34)	1,637	1,880,325
3.50%, 11/15/42	350	400,647
3.70%, 08/08/46 (Call 02/08/46)	1,359	1,633,677
3.75%, 02/12/45 (Call 08/12/44)	600	719,103
3.95%, 08/08/56 (Call 02/08/56)	356	446,569
4.10%, 02/06/37 (Call 08/06/36)	820	1,004,328
4.20%, 11/03/35 (Call 05/03/35)	190	233,988
4.25%, 02/06/47 (Call 08/06/46)	824	1,072,704
4.45%, 11/03/45 (Call 05/03/45)	15	20,123
4.50%, 10/01/40	700	907,724
4.50%, 02/06/57 (Call 08/06/56)	475	669,191
4.75%, 11/03/55 (Call 05/03/55)	100	144,170
5.30%, 02/08/41	660	937,576
Oracle Corp.
3.60%, 04/01/40 (Call 10/01/39)	2,641	2,752,326
3.60%, 04/01/50 (Call 10/01/49)	3,782	3,861,136
3.65%, 03/25/41 (Call 09/25/40)	1,939	2,031,303
3.80%, 11/15/37 (Call 05/15/37)	1,571	1,685,578
3.85%, 07/15/36 (Call 01/15/36)	1,023	1,105,319
3.85%, 04/01/60 (Call 10/01/59)	2,656	2,774,233
3.90%, 05/15/35 (Call 11/15/34)	1,151	1,250,286
3.95%, 03/25/51 (Call 09/25/50)	2,660	2,885,938
4.00%, 07/15/46 (Call 01/15/46)	2,546	2,750,290
4.00%, 11/15/47 (Call 05/15/47)(a)	2,036	2,202,068
4.10%, 03/25/61 (Call 09/25/60)	1,044	1,145,586
4.13%, 05/15/45 (Call 11/15/44)	1,807	1,983,914
4.30%, 07/08/34 (Call 01/08/34)	1,514	1,712,682
4.38%, 05/15/55 (Call 11/15/54)	1,029	1,177,749
4.50%, 07/08/44 (Call 01/08/44)	903	1,041,431
5.38%, 07/15/40	2,060	2,608,250
6.13%, 07/08/39	1,152	1,569,531
6.50%, 04/15/38(a)	1,111	1,552,578
salesforce.com Inc.
2.70%, 07/15/41 (Call 01/15/41)	1,107	1,112,554
2.90%, 07/15/51 (Call 01/15/51)	1,635	1,682,400
3.05%, 07/15/61 (Call 01/15/61)	860	897,676

		73,862,240

Telecommunications — 7.0%
America Movil SAB de CV
4.38%, 07/16/42	803	961,703
4.38%, 04/22/49 (Call 10/22/48)(a)	970	1,209,153
6.13%, 11/15/37	176	241,498
6.13%, 03/30/40	2,151	3,041,985
6.38%, 03/01/35	366	506,946
AT&T Inc.
2.25%, 02/01/32 (Call 11/01/31)(a)	1,552	1,493,520
2.55%, 12/01/33 (Call 09/01/33)	3,090	3,000,910
3.10%, 02/01/43 (Call 08/01/42)	2,322	2,242,359
3.30%, 02/01/52 (Call 08/01/51)	2,220	2,178,652
3.50%, 06/01/41 (Call 12/01/40)	2,324	2,397,415
3.50%, 09/15/53 (Call 03/15/53)	6,293	6,392,927
3.50%, 02/01/61 (Call 08/01/60)(a)	1,325	1,291,806
3.55%, 09/15/55 (Call 03/15/55)	6,084	6,159,886

Security	Par (000)	Value

Telecommunications (continued)
3.65%, 06/01/51 (Call 12/01/50)	$2,630	$2,735,478
3.65%, 09/15/59 (Call 03/15/59)	5,355	5,432,132
3.80%, 12/01/57 (Call 06/01/57)	5,001	5,247,563
3.85%, 06/01/60 (Call 12/01/59)(a)	1,218	1,286,027
4.30%, 12/15/42 (Call 06/15/42)	1,347	1,524,695
4.35%, 06/15/45 (Call 12/15/44)	1,140	1,305,807
4.50%, 05/15/35 (Call 11/15/34)	1,972	2,278,573
4.50%, 03/09/48 (Call 09/09/47)	1,525	1,802,257
4.55%, 03/09/49 (Call 09/09/48)	774	919,666
4.65%, 06/01/44 (Call 12/01/43)(a)	525	622,114
4.75%, 05/15/46 (Call 11/15/45)	1,689	2,055,344
4.80%, 06/15/44 (Call 12/15/43)	305	364,362
4.85%, 03/01/39 (Call 09/01/38)	916	1,100,746
4.85%, 07/15/45 (Call 01/15/45)(a)	527	644,797
4.90%, 08/15/37 (Call 02/14/37)	755	912,868
4.90%, 06/15/42	500	609,406
5.15%, 03/15/42	338	421,153
5.15%, 11/15/46 (Call 05/15/46)	700	900,746
5.15%, 02/15/50 (Call 08/14/49)	940	1,210,447
5.25%, 03/01/37 (Call 09/01/36)	1,510	1,875,509
5.35%, 09/01/40	1,027	1,306,461
5.45%, 03/01/47 (Call 09/01/46)	551	731,615
5.55%, 08/15/41(a)	45	59,206
5.65%, 02/15/47 (Call 08/15/46)	500	676,211
5.70%, 03/01/57 (Call 09/01/56)(a)	355	496,706
6.00%, 08/15/40 (Call 05/15/40)(a)	565	768,255
6.15%, 09/15/34(a)	310	408,074
6.20%, 03/15/40	100	135,127
6.25%, 03/29/41(a)	123	170,896
6.30%, 01/15/38	253	351,451
6.38%, 03/01/41	610	872,915
6.45%, 06/15/34	200	264,832
Bell Canada
4.30%, 07/29/49 (Call 01/29/49)	372	457,841
4.46%, 04/01/48 (Call 10/01/47)	921	1,148,288
Series US-4, 3.65%, 03/17/51 (Call 09/17/50)	381	423,796
Series US-6, 3.20%, 02/15/52 (Call 08/15/51)(a)	581	602,750
British Telecommunications PLC, 4.25%, 11/08/49 (Call 05/08/49)(b)	201	223,573
Cisco Systems Inc.
5.50%, 01/15/40	1,879	2,639,082
5.90%, 02/15/39	2,091	3,029,149
Corning Inc.
3.90%, 11/15/49 (Call 05/15/49)(a)	211	241,281
4.38%, 11/15/57 (Call 05/15/57)	668	816,949
4.70%, 03/15/37	161	191,974
4.75%, 03/15/42(a)	311	390,280
5.35%, 11/15/48 (Call 05/15/48)(a)	437	606,535
5.45%, 05/15/79 (Call 05/19/79)	897	1,204,805
5.75%, 08/15/40	415	566,207
5.85%, 11/15/68 (Call 05/15/68)	265	395,736
7.25%, 08/15/36 (Call 08/15/26)	150	182,762
Deutsche Telekom AG, 3.63%, 01/21/50 (Call 07/21/49)(b)	917	989,714
Deutsche Telekom International Finance BV 4.75%, 06/21/38 (Call 12/21/37)(b)	437	530,547
4.88%, 03/06/42(b)	845	1,052,960
9.25%, 06/01/32	627	1,000,945
Empresa Nacional de Telecomunicaciones SA, 3.05%, 09/14/32 (Call 06/14/32)(b)	30	29,286
Juniper Networks Inc., 5.95%, 03/15/41	741	987,552

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
Motorola Solutions Inc., 5.50%, 09/01/44	$201	$261,185
Ooredoo International Finance Ltd., 4.50%, 01/31/43(b)	575	695,849
Orange SA
5.38%, 01/13/42	791	1,058,997
5.50%, 02/06/44 (Call 08/06/43)	584	802,075
Rogers Communications Inc.
3.70%, 11/15/49 (Call 05/15/49)	991	1,028,617
4.30%, 02/15/48 (Call 08/15/47)	526	595,292
4.35%, 05/01/49 (Call 11/01/48)	1,027	1,176,082
4.50%, 03/15/43 (Call 09/15/42)	490	558,671
5.00%, 03/15/44 (Call 09/15/43)	951	1,156,191
5.45%, 10/01/43 (Call 04/01/43)(a)	526	680,009
7.50%, 08/15/38(a)	410	616,220
SES Global Americas Holdings GP, 5.30%, 03/25/44(a)(b)	407	461,337
SES SA, 5.30%, 04/04/43(a)(b)	205	234,823
Telefonica Emisiones SA
4.67%, 03/06/38	554	643,258
4.90%, 03/06/48	985	1,199,211
5.21%, 03/08/47	2,095	2,642,865
5.52%, 03/01/49 (Call 09/01/48)	1,040	1,372,148
7.05%, 06/20/36	2,078	2,971,971
TELUS Corp.
4.30%, 06/15/49 (Call 12/15/48)	285	350,973
4.60%, 11/16/48 (Call 05/16/48)	559	713,993
T-Mobile USA Inc.
2.25%, 11/15/31 (Call 08/15/31)(a)	126	121,583
3.00%, 02/15/41 (Call 08/15/40)	2,043	1,965,837
3.30%, 02/15/51 (Call 08/15/50)	2,663	2,612,016
3.40%, 10/15/52 (Call 04/15/52)(b)	1,105	1,099,944
3.60%, 11/15/60 (Call 05/15/60)	780	783,315
3.60%, 11/15/60 (Call 05/15/60)(b)	660	662,805
4.38%, 04/15/40 (Call 10/15/39)	1,250	1,428,023
4.50%, 04/15/50 (Call 10/15/49)	2,614	3,089,658
Verizon Communications Inc.
2.36%, 03/15/32 (Call 12/15/31)(b)	200	197,016
2.65%, 11/20/40 (Call 05/20/40)	3,031	2,863,831
2.85%, 09/03/41 (Call 03/03/41)(a)	335	327,564
2.88%, 11/20/50 (Call 05/20/50)	2,637	2,512,625
2.99%, 10/30/56 (Call 04/30/56)	3,894	3,697,187
3.00%, 11/20/60 (Call 05/20/60)	1,794	1,694,081
3.40%, 03/22/41 (Call 09/22/40)	3,140	3,293,861
3.55%, 03/22/51 (Call 09/22/50)(a)	3,701	3,991,856
3.70%, 03/22/61 (Call 09/22/60)	3,123	3,394,236
3.85%, 11/01/42 (Call 05/01/42)	1,112	1,233,374
4.00%, 03/22/50 (Call 09/22/49)	1,052	1,206,309
4.13%, 08/15/46	1,225	1,433,278
4.27%, 01/15/36	2,552	2,982,953
4.40%, 11/01/34 (Call 05/01/34)	2,121	2,472,450
4.50%, 08/10/33	2,700	3,187,524
4.52%, 09/15/48	3,250	4,117,901
4.67%, 03/15/55	1,380	1,824,771
4.75%, 11/01/41	765	945,387
4.81%, 03/15/39(a)	1,355	1,675,257
4.86%, 08/21/46	2,973	3,903,153
5.01%, 04/15/49	1,038	1,401,224
5.01%, 08/21/54	500	695,744
5.25%, 03/16/37	1,492	1,938,470
5.50%, 03/16/47	320	449,217
5.85%, 09/15/35	490	650,908
6.40%, 09/15/33	60	81,410

Security	Par (000)	Value

Telecommunications (continued)
6.55%, 09/15/43	$112	$174,275
Vodafone Group PLC
4.25%, 09/17/50(a)	1,400	1,641,059
4.38%, 02/19/43	870	1,016,409
4.88%, 06/19/49	1,631	2,034,565
5.00%, 05/30/38	1,077	1,337,663
5.13%, 06/19/59	168	223,304
5.25%, 05/30/48	2,538	3,344,532
6.15%, 02/27/37	1,806	2,476,000
6.25%, 11/30/32	595	787,391

		184,511,944

Toys, Games & Hobbies — 0.0%
Hasbro Inc.
5.10%, 05/15/44 (Call 11/15/43)	155	189,404
6.35%, 03/15/40	542	745,675

		935,079

Transportation — 3.7%
Burlington Northern Santa Fe LLC
3.05%, 02/15/51 (Call 08/15/50)	552	585,354
3.30%, 09/15/51 (Call 03/15/51)	926	1,026,104
3.55%, 02/15/50 (Call 08/15/49)	605	693,286
3.90%, 08/01/46 (Call 02/01/46)	780	928,308
4.05%, 06/15/48 (Call 12/15/47)	753	926,048
4.13%, 06/15/47 (Call 12/15/46)	580	713,080
4.15%, 04/01/45 (Call 10/01/44)(a)	818	1,005,711
4.15%, 12/15/48 (Call 06/15/48)	572	714,761
4.38%, 09/01/42 (Call 03/01/42)	565	700,034
4.40%, 03/15/42 (Call 09/15/41)	595	736,065
4.45%, 03/15/43 (Call 09/15/42)	651	816,094
4.55%, 09/01/44 (Call 03/01/44)	686	871,555
4.70%, 09/01/45 (Call 03/01/45)	245	321,310
4.90%, 04/01/44 (Call 10/01/43)	725	955,226
4.95%, 09/15/41 (Call 03/15/41)(a)	583	760,277
5.05%, 03/01/41 (Call 09/01/40)	628	823,878
5.15%, 09/01/43 (Call 03/01/43)	636	867,735
5.40%, 06/01/41 (Call 12/01/40)	480	656,983
5.75%, 05/01/40 (Call 11/01/39)	899	1,261,493
6.15%, 05/01/37(a)	415	594,203
6.20%, 08/15/36(a)	245	344,919
Canadian National Railway Co.
2.45%, 05/01/50 (Call 11/01/49)(a)	600	569,131
3.20%, 08/02/46 (Call 02/02/46)(a)	603	645,662
3.50%, 05/14/42 (Call 05/15/42)	45	48,088
3.65%, 02/03/48 (Call 08/03/47)	417	480,024
4.45%, 01/20/49 (Call 07/20/48)	536	695,282
4.50%, 11/07/43 (Call 05/07/43)	100	121,883
6.20%, 06/01/36	515	719,479
6.25%, 08/01/34	265	369,311
6.38%, 11/15/37(a)	611	877,211
6.71%, 07/15/36(a)	495	713,895
Canadian Pacific Railway Co.
4.80%, 09/15/35 (Call 03/15/35)	256	313,354
4.80%, 08/01/45 (Call 02/01/45)(a)	354	454,932
5.75%, 03/15/33(a)	355	457,694
5.75%, 01/15/42	195	263,651
5.95%, 05/15/37	666	907,017
6.13%, 09/15/2115 (Call 03/15/2115)	739	1,148,375
CSX Corp.
2.50%, 05/15/51 (Call 11/15/50)(a)	553	516,143

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
3.35%, 09/15/49 (Call 03/15/49)	$475	$513,758
3.80%, 11/01/46 (Call 05/01/46)	613	705,908
3.80%, 04/15/50 (Call 10/15/49)	437	508,391
3.95%, 05/01/50 (Call 11/01/49)	617	736,975
4.10%, 03/15/44 (Call 09/15/43)	637	744,775
4.25%, 11/01/66 (Call 05/01/66)	488	609,047
4.30%, 03/01/48 (Call 09/01/47)	677	836,267
4.40%, 03/01/43 (Call 09/01/42)	295	355,614
4.50%, 03/15/49 (Call 09/15/48)	479	610,529
4.50%, 08/01/54 (Call 02/01/54)	356	457,722
4.65%, 03/01/68 (Call 09/01/67)	280	371,298
4.75%, 05/30/42 (Call 11/30/41)	561	707,915
4.75%, 11/15/48 (Call 05/15/48)	484	637,720
5.50%, 04/15/41 (Call 10/15/40)	257	347,808
6.00%, 10/01/36	669	911,573
6.15%, 05/01/37	921	1,292,758
6.22%, 04/30/40(a)	714	1,036,632
Empresa de los Ferrocarriles del Estado
3.07%, 08/18/50 (Call 02/18/50)(b)	300	262,866
3.83%, 09/14/61 (Call 03/14/61)(a)(b)	550	529,381
Empresa de Transporte de Pasajeros Metro SA
3.69%, 09/13/61 (Call 03/13/61)(a)(b)	660	638,293
4.70%, 05/07/50 (Call 11/07/49)(b)	853	995,886
5.00%, 01/25/47 (Call 07/25/46)(b)	490	570,850
FedEx Corp.
3.25%, 05/15/41 (Call 11/15/40)	862	879,330
3.88%, 08/01/42	627	691,600
3.90%, 02/01/35	398	444,108
4.05%, 02/15/48 (Call 08/15/47)	944	1,077,003
4.10%, 04/15/43	297	335,289
4.10%, 02/01/45	706	804,036
4.40%, 01/15/47 (Call 07/15/46)	800	955,511
4.50%, 02/01/65	210	248,677
4.55%, 04/01/46 (Call 10/01/45)	1,053	1,276,101
4.75%, 11/15/45 (Call 05/15/45)	1,152	1,431,531
4.90%, 01/15/34	292	356,326
4.95%, 10/17/48 (Call 04/17/48)	909	1,173,848
5.10%, 01/15/44	635	813,043
5.25%, 05/15/50 (Call 11/15/49)(a)	542	733,364
Kansas City Southern
3.50%, 05/01/50 (Call 11/01/49)	745	802,780
4.20%, 11/15/69 (Call 05/15/69)(a)	181	215,827
4.30%, 05/15/43 (Call 11/15/42)	441	518,628
4.70%, 05/01/48 (Call 11/01/47)	613	777,981
4.95%, 08/15/45 (Call 02/15/45)	132	170,133
Norfolk Southern Corp.
2.90%, 08/25/51 (Call 02/25/51)	646	645,599
3.05%, 05/15/50 (Call 11/15/49)	748	766,787
3.16%, 05/15/55 (Call 11/15/54)	800	829,209
3.40%, 11/01/49 (Call 05/01/49)	567	618,155
3.94%, 11/01/47 (Call 05/01/47)(a)	706	828,518
3.95%, 10/01/42 (Call 04/01/42)	635	732,405
4.05%, 08/15/52 (Call 02/15/52)	684	827,118
4.10%, 05/15/49 (Call 11/15/48)	390	471,409
4.10%, 05/15/2121 (Call 11/15/2120)	510	592,775
4.15%, 02/28/48 (Call 08/28/47)	725	874,762
4.45%, 06/15/45 (Call 12/15/44)(a)	325	405,536
4.65%, 01/15/46 (Call 07/15/45)	666	850,939
4.80%, 08/15/43 (Call 02/15/43)	25	30,216
4.84%, 10/01/41	640	822,293

Security	Par (000)	Value

Transportation (continued)
Pelabuhan Indonesia II PT, 5.38%, 05/05/45(a)(b)	$370	$432,623
Polar Tankers Inc., 5.95%, 05/10/37(b)	315	391,266
TTX Co.
3.90%, 02/01/45 (Call 08/01/44)(b)	100	116,399
4.20%, 07/01/46 (Call 01/01/46)(b)	335	410,716
4.60%, 02/01/49 (Call 08/01/48)(a)(b)	265	345,299
Union Pacific Corp.
2.89%, 04/06/36 (Call 01/06/36)	670	698,292
2.95%, 03/10/52 (Call 09/10/51)(a)	190	194,817
2.97%, 09/16/62 (Call 03/16/62)	1,080	1,085,812
3.20%, 05/20/41 (Call 11/20/40)	740	791,527
3.25%, 02/05/50 (Call 08/05/49)	1,560	1,691,837
3.35%, 08/15/46 (Call 02/15/46)	79	86,881
3.38%, 02/01/35 (Call 08/01/34)	461	503,034
3.55%, 08/15/39 (Call 02/15/39)	679	758,818
3.55%, 05/20/61 (Call 11/20/60)	566	635,274
3.60%, 09/15/37 (Call 03/15/37)	732	825,643
3.75%, 02/05/70 (Call 08/05/69)	715	831,350
3.80%, 10/01/51 (Call 04/01/51)	693	822,564
3.80%, 04/06/71 (Call 10/06/70)	471	551,664
3.84%, 03/20/60 (Call 09/20/59)	1,083	1,281,583
3.88%, 02/01/55 (Call 08/01/54)	370	435,987
3.95%, 08/15/59 (Call 02/15/59)	563	677,645
4.00%, 04/15/47 (Call 10/15/46)	520	620,744
4.05%, 11/15/45 (Call 05/15/45)(a)	376	450,398
4.05%, 03/01/46 (Call 09/01/45)	615	736,726
4.10%, 09/15/67 (Call 03/15/67)(a)	558	686,573
4.30%, 03/01/49 (Call 09/01/48)	693	874,024
4.50%, 09/10/48 (Call 03/10/48)(a)	485	626,186
United Parcel Service Inc.
3.40%, 11/15/46 (Call 05/15/46)	110	124,744
3.40%, 09/01/49 (Call 03/01/49)	802	914,662
3.63%, 10/01/42	395	453,101
3.75%, 11/15/47 (Call 05/15/47)	1,135	1,362,471
4.25%, 03/15/49 (Call 09/15/48)(a)	578	746,658
4.88%, 11/15/40 (Call 05/15/40)	575	752,126
5.20%, 04/01/40 (Call 10/01/39)	534	719,233
5.30%, 04/01/50 (Call 10/01/49)	1,142	1,700,613
6.20%, 01/15/38(a)	1,001	1,465,951
Walmart Inc.
2.50%, 09/22/41 (Call 03/22/41)	3,845	3,867,350
2.65%, 09/22/51 (Call 03/22/51)	3,630	3,713,709

		96,370,659

Trucking & Leasing — 0.1%
GATX Corp.
3.10%, 06/01/51 (Call 12/01/50)	715	697,186
4.50%, 03/30/45 (Call 09/30/44)(a)	150	173,795
5.20%, 03/15/44 (Call 09/15/43)	459	582,787

		1,453,768

Water — 0.2%
American Water Capital Corp.
3.25%, 06/01/51 (Call 12/01/50)(a)	445	469,962
3.45%, 05/01/50 (Call 11/01/49)	365	397,473
3.75%, 09/01/47 (Call 03/01/47)	799	909,106
4.00%, 12/01/46 (Call 06/01/46)	250	295,521
4.15%, 06/01/49 (Call 12/01/48)	435	525,634
4.20%, 09/01/48 (Call 03/01/48)(a)	561	686,179
4.30%, 12/01/42 (Call 06/01/42)	291	350,053
4.30%, 09/01/45 (Call 03/01/45)	256	315,035

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Water (continued)
6.59%, 10/15/37	$682	$989,524
Essential Utilities Inc.
3.35%, 04/15/50 (Call 10/15/49)	629	671,938
4.28%, 05/01/49 (Call 11/01/48)	305	370,352
Veolia Environnement SA, 6.75%, 06/01/38	53	79,409

		6,060,186

Total Corporate Bonds & Notes — 98.2%
(Cost: $2,557,308,186)		2,591,289,640

Short-Term Investments

Money Market Funds — 9.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(f)(g)(h)	203,994	204,096,374
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(f)(g)	33,987	33,987,000

		238,083,374

Total Short-Term Investments — 9.0%
(Cost: $238,025,627)		238,083,374

Total Investments in Securities — 107.2%
(Cost: $2,795,333,813)		2,829,373,014

Other Assets, Less Liabilities — (7.2)%		(189,281,529)

Net Assets — 100.0%		$ 2,640,091,485

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Perpetual security with no stated maturity date.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the BlackRock Global Valuation Methodologies Committee’s (the “Global Valuation Committee’s”) assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2021	iShares® 10+ Year Investment Grade Corporate Bond ETF

Fair Value Measurements (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$2,591,289,640	$—	$2,591,289,640
Money Market Funds	238,083,374	—	—	238,083,374

	$238,083,374	$2,591,289,640	$—	$2,829,373,014

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited)

October 31, 2021

iShares 10+ Year Investment Grade Corporate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$2,591,289,640
Affiliated(c)	238,083,374
Receivables:
Investments sold	14,987,078
Securities lending income — Affiliated	27,276
Capital shares sold	97,897
Dividends	117
Interest	24,771,019

Total assets	2,869,256,401

LIABILITIES
Bank overdraft	5,637
Collateral on securities loaned, at value	204,033,592
Payables:
Investments purchased	25,002,963
Investment advisory fees	122,724

Total liabilities	229,164,916

NET ASSETS	$2,640,091,485

NET ASSETS CONSIST OF:
Paid-in capital	$2,546,409,490
Accumulated earnings	93,681,995

NET ASSETS	$2,640,091,485

Shares outstanding	37,500,000

Net asset value	$70.40

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$197,181,703

(b) Investments, at cost — Unaffiliated	$2,557,308,186

(c) Investments, at cost — Affiliated	$238,025,627

F I N A N C I A L   S T A T E M E N T S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

JSC	Joint Stock Company

LIBOR	London Interbank Offered Rate

PJSC	Public Joint Stock Company

SOFR	Secured Overnight Financing Rate

2 0 2 1 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1018-1021

OCTOBER 31, 2021

2021 Annual Report

iShares U.S. ETF Trust

•	iShares Interest Rate Hedged Emerging Markets Bond ETF | EMBH | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares U.S. ETF Trust

Global Bond Market Overview

Global investment-grade bonds declined slightly for the 12 months ended October 31, 2021 (“reporting period”). The Bloomberg Global Aggregate Index, a broad measure of global bond market performance, returned -1.24% in U.S. dollar terms for the reporting period.

While the global economy continued its rebound from the impact of the coronavirus pandemic, the recovery was uneven and beset with challenges. The creation of multiple COVID-19 vaccines and the implementation of vaccination programs globally helped to mitigate the pandemic’s impact and led to the lifting of restrictions in many countries. However, while nearly half of the world’s population received at least one vaccine dose by the end of the reporting period, vaccine distribution varied substantially. The spread of the highly contagious Delta variant led to swift case increases in some areas, causing renewed restrictions and constraining global growth.

Bond performance differed by type, but in general corporate bonds gained more than government bonds, and lower-rated bonds gained more than higher-rated bonds. The improving economic environment and vaccination progress led to investor optimism about the lower-rated segments of the market. However, a notable rise in global inflation pressured bonds, which typically lose value in an inflationary environment.

Bonds in the U.S. established these global patterns, as corporate bonds, particularly high-yield bonds, posted solid returns, backed by strong investor demand for yield, while U.S. Treasuries declined, largely due to rising inflation. Bond issuance was high by historical standards, as corporations were eager to take advantage of low borrowing costs, while the federal government issued debt to finance stimulus and other spending. The U.S. Federal Reserve Bank (“Fed”) continued to keep short-term interest rates at near-zero levels and maintained a significant bond-buying program for U.S. Treasuries and mortgage-backed securities, although it discontinued its corporate bond purchase program. The Fed indicated that it would begin slowing its bond buying activities late in 2021, and their forecast showed that an interest rate increase is possible in 2022. However, the improving employment environment and a sharp rise in inflation led investors to anticipate a more accelerated tightening of monetary policy. Trading activity showed that investors view multiple interest rate increases as probable in 2022.

European bond prices declined overall, as supply chain frictions and increasing commodities prices, particularly for energy commodities, led to the highest Eurozone inflation rate in 13 years. In response, the European Central Bank (“ECB”) slowed the pace of its bond purchases, while keeping its benchmark interest rate at 0%. The E.U. issued €20 billion in common European bonds to partially finance its pandemic recovery fund, attracting high investor interest. Bond prices also declined in the U.K. amid a relatively early vaccination push and robust economic recovery. While the Bank of England kept interest rates at record lows, it signaled that it would soon raise interest rates to counter growing inflation.

In contrast, bonds in the Asia/Pacific region posted a solid gain overall, although gains were mostly concentrated in corporate bonds, particularly the lower-rated segment of the market. Japanese government bonds were nearly flat, as inflation concerns were much less prominent in Japan compared to other regions, and the Bank of Japan showed no signs of tightening monetary policy. Emerging market bonds also advanced, benefiting from higher yields compared with developed economies, as investors sought income in a low interest rate environment. However, concerns late in the reporting period surrounding China’s highly indebted property companies weighed on returns of some emerging market bonds.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Interest Rate Hedged Emerging Markets Bond ETF

Investment Objective

The iShares Interest Rate Hedged Emerging Markets Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, emerging market bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares J.P. Morgan USD Emerging Markets Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps.

Effective December 1, 2021, the Fund will change from operating as a transparent active ETF to tracking an underlying index, the BlackRock Interest Rate Hedged Emerging Markets Bond Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	7.52%	2.56%	2.81%	7.52%	13.45%	18.98%
Fund Market	7.52	2.56	2.81	7.52	13.45	18.99
J.P. Morgan EMBI Global Core Swap Hedged Index	8.44	2.87	3.11	8.44	15.21	21.17

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/22/15. The first day of secondary market trading was 7/23/15.

The J.P. Morgan EMBI Global Core Swap Hedged Index is an unmanaged index that consists of the J.P. Morgan EMBI® Global Core Index plus interest rate swaps that intend to hedge the interest rate exposure of the J.P. Morgan EMBI® Global Core Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 7 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)

$ 1,000.00	$ 992.00	$ 0.50		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 7 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021 (continued)	iShares® Interest Rate Hedged Emerging Markets Bond ETF

Portfolio Management Commentary

The Fund posted a positive return for the reporting period. Accommodative monetary policy, investors’ increasing appetite for risk-taking, and the search for yield in a low interest rate environment supported emerging market bond performance, while rising interest rates increased the value of the Fund’s interest rate hedge.

On an unhedged basis, Mexican bonds were the largest contributors to the Fund’s return despite higher interest rates and rising inflation, largely reflecting the performance of bonds issued by a large, state-owned oil company. The oil company benefited from rising oil and gas prices as well as expectations that the government would offer financial support after two fires occurred at production facilities during the reporting period.

Omani bonds were also solid contributors to the Fund’s return. The Omani government sought to lower its relatively large budget deficit by seeking spending cuts and tax increases amid stronger revenue from rising oil prices. Turkish bonds rallied late in the reporting period, as investors were enticed by extremely high yields despite the country’s high inflation rate and accommodative monetary policy. On the downside, a credit downgrade from investment-grade to high-yield status in Colombia and political uncertainty in Peru meant that bonds issued from these countries detracted from the Fund’s return.

Rising interest rates during the reporting period led to positive performance from hedging activity, which was a large contributor to the Fund’s return. Typically, increasing interest rates reduce the price of existing bonds, meaning a rise in interest rates detracts from bond fund performance. Conversely, decreasing interest rates usually increase bond prices. An interest rate hedged fund attempts to avoid these fluctuations by offsetting interest rate risk, primarily using interest rate swaps.

The Fund’s interest rate hedge seeks near-zero interest rate sensitivity. Consequently, the Fund’s return was minimally affected by interest rate fluctuations during the reporting period. With interest rate sensitivity hedged, the Fund fluctuated based on direct exposure to the yield premium of emerging market bonds, independent of rising interest rates.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	94.6%
Short-term Investments	1.0
Swaps, net cumulative appreciation	1.4
Other assets less liabilities	3.0

ALLOCATION BY CREDIT QUALITY (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)
Aa	7.0%
A	14.2
Baa	32.5
Ba	18.9
B	18.8
Caa	3.9
Ca	0.3
Not Rated	4.4

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	7

Schedule of Investments October 31, 2021	iShares® Interest Rate Hedged Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 94.6%
iShares J.P. Morgan USD Emerging Markets Bond ETF(a)(b)	61,000	$6,703,291

Total Investment Companies — 94.6% (Cost: $6,732,455)		6,703,291

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(c)	70,000	70,000

Total Short-Term Investments — 1.0% (Cost: $70,000)		70,000

Total Investments in Securities — 95.6% (Cost: $6,802,455)		6,773,291

Other Assets, Less Liabilities — 4.4%		313,004

Net Assets — 100.0%		$7,086,295

(a)	Affiliate of the Fund.
(b)	All or a portion of the security has been pledged in connection with outstanding centrally cleared swaps.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$0	(b)	$—	$—	$—	$—	—	$193	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	50,000	20,000	(b)	—	—	—	70,000	70,000	43		—
iShares J.P. Morgan USD Emerging Markets Bond ETF	5,309,895	2,808,820		(1,398,451)	1,146	(18,119)	6,703,291	61,000	233,134		—

					$1,146	$(18,119)	$6,773,291		$233,370		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.17%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	12/08/21	$(1,438)	$(1,639)	$(150)	$(1,489)
2.38%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	01/12/23	(377)	(9,079)	(8,610)	(469)
2.46%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	01/12/25	(1,725)	(80,195)	(69,166)	(11,029)
0.88%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	07/14/26	(86)	1,300	(44)	1,344
0.92%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/09/26	(180)	2,612	2	2,610
0.49%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/25/27	(72)	3,479	369	3,110
0.00%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	07/23/28	(10)	917	711	206

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Interest Rate Hedged Emerging Markets Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3.25%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	10/18/28	$ (467)	$(57,182)	$(51,161)	$(6,021)
0.77%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	04/01/30	(1,917)	114,566	63,034	51,532
2.34%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	12/08/36	(490)	(41,313)	(50,308)	8,995
1.94%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	06/09/41	(149)	(4,295)	(4,885)	590
1.70%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/09/41	(24)	289	1	288
1.51%	Annual	1-Year SOFR, 0.05%	Annual	N/A	09/29/41	(38)	(212)	1	(213)
0.86%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	03/30/45	(539)	97,757	47,910	49,847
0.87%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	03/30/50	(38)	7,866	1,179	6,687
1.06%	Semi-annual	3-Month LIBOR, 0.13%	Quarterly	N/A	09/18/50	(448)	73,860	76,906	(3,046)
1.63%	Annual	1-Year SOFR, 0.05%	Annual	N/A	10/22/51	(41)	(1,788)	1	(1,789)

							$106,943	$5,790	$101,153

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$190,114	$(184,324)	$125,209	$(24,056)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Interest Rate Contracts
Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$125,209

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$24,056

(a)

Net cumulative appreciation (depreciation) on centrally cleared interest rate swaps contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

Interest Rate Contracts
Net Realized Gain (Loss) from:
Swaps	$(23,888)

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$218,841

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$7,013,300

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) October 31, 2021	iShares® Interest Rate Hedged Emerging Markets Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$6,703,291	$—	$—	$6,703,291
Money Market Funds	70,000	—	—	70,000

	$6,773,291	$—	$—	$6,773,291

Derivative financial instruments(a)
Assets
Swaps	$—	$125,209	$—	$125,209
Liabilities
Swaps	—	(24,056)	—	(24,056)

	$—	$101,153	$—	$101,153

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

October 31, 2021

iShares Interest Rate Hedged Emerging Markets Bond ETF

ASSETS
Investments in securities, at value:
Affiliated(a)	$6,773,291
Cash	13,963
Cash pledged:
Centrally cleared swaps	306,000
Receivables:
Investments sold	346

Total assets	7,093,600

LIABILITIES
Payables:
Variation margin on centrally cleared swaps	6,703
Investment advisory fees	602

Total liabilities	7,305

NET ASSETS	$7,086,295

NET ASSETS CONSIST OF:
Paid-in capital	$8,290,101
Accumulated loss	(1,203,806)

NET ASSETS	$7,086,295

Shares outstanding	300,000

Net asset value	$23.62

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — Affiliated	$6,802,455

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statement of Operations

Year Ended October 31, 2021

iShares Interest Rate Hedged Emerging Markets Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$233,177
Securities lending income — Affiliated — net	193

Total investment income	233,370

EXPENSES
Investment advisory fees	48,605
Miscellaneous	173

Total expenses	48,778

Less:
Investment advisory fees waived	(42,124)

Total expenses after fees waived	6,654

Net investment income	226,716

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(8,451)
In-kind redemptions — Affiliated	9,597
Swaps	(23,888)

Net realized loss	(22,742)

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	(18,119)
Swaps	218,841

Net change in unrealized appreciation (depreciation)	200,722

Net realized and unrealized gain	177,980

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$404,696

See notes to financial statements.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Interest Rate Hedged Emerging Markets Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$226,716	$240,993
Net realized loss	(22,742)	(787,956)
Net change in unrealized appreciation (depreciation)	200,722	255,566

Net increase (decrease) in net assets resulting from operations	404,696	(291,397)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(160,764)	(196,224)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,209,671	(1,213,129)

NET ASSETS
Total increase (decrease) in net assets	1,453,603	(1,700,750)
Beginning of year	5,632,692	7,333,442

End of year	$7,086,295	$5,632,692

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Financial Highlights

(For a share outstanding throughout each period)

	iShares Interest Rate Hedged Emerging Markets Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18		Year Ended 10/31/17

Net asset value, beginning of year	$22.53	$24.44	$25.28	$26.44		$25.06

Net investment income(a)	0.83	0.91	1.42	1.06		1.11
Net realized and unrealized gain (loss)(b)	0.86	(2.10)	(1.00)	(1.19)		1.24

Net increase (decrease) from investment operations	1.69	(1.19)	0.42	(0.13)		2.35

Distributions(c)
From net investment income	(0.60)	(0.72)	(1.26)	(1.03)		(0.97)

Total distributions	(0.60)	(0.72)	(1.26)	(1.03)		(0.97)

Net asset value, end of year	$23.62	$22.53	$24.44	$25.28		$26.44

Total Return(d)
Based on net asset value	7.52%	(4.84)%	1.72%	(0.51)%		9.57%

Ratios to Average Net Assets
Total expenses(e)	0.75%	0.75%	0.75%	0.75%		0.75%

Total expenses after fees waived(e)	0.10%	0.10%	0.10%	0.10%		0.10%

Net investment income	3.50%	3.97%	5.71%	4.07%		4.32%

Supplemental Data
Net assets, end of year (000)	$7,086	$5,633	$7,333	$13,902		$2,644

Portfolio turnover rate(f)(g)	5%	4%	3%	0	%(h)	2%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)

The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested (“acquired fund fees and expenses”). This ratio does not include these acquired fund fees and expenses.

(f)	Portfolio turnover rate excludes in-kind transactions.

(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(h)	Rounds to less than 1%.

See notes to financial statements.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification

Interest Rate Hedged Emerging Markets Bond	Diversified

Currently the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements, including the accounting policies, and schedule of investments for the underlying fund are available on iShares.com and should be read in conjunction with the Fund’s financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date. Interest income is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (continued)

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps on the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.75%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2022 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares J.P. Morgan USD Emerging Markets Bond ETF (“EMB”), after taking into account any fee waivers by EMB, plus 0.10%.

This amount is included in investment advisory fees waived in the Statement of Operations. For the year ended October 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

Interest Rate Hedged Emerging Markets Bond	$42,124

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements  (continued)

in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its Statement of Operations. For the year ended October 31, 2021, the Fund paid BTC $74 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Interest Rate Hedged Emerging Markets Bond	$572,952	$297,029

For the year ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Interest Rate Hedged Emerging Markets Bond	$2,235,867	$1,101,421

8.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2021, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss

Interest Rate Hedged Emerging Markets Bond	$1,811	$(1,811)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/21	Year Ended 10/31/20

Interest Rate Hedged Emerging Markets Bond Ordinary income	$160,764	$196,224

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of October 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total

Interest Rate Hedged Emerging Markets Bond	$(1,265,177)		$61,371		$(1,203,806)

(a)	Amounts available to offset future realized capital gains.

(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

For the year ended October 31, 2021, the Fund utilized $42,987 of its capital loss carryforwards.

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Interest Rate Hedged Emerging Markets Bond	$6,813,073	$125,209	$(63,838)	$ 61,371

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements  (continued)

bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

LIBORTransition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/21		Year Ended 10/31/20

iShares ETF	Shares	Amount	Shares	Amount

Interest Rate Hedged Emerging Markets Bond
Shares sold	100,000	$2,384,241	—	$—
Shares redeemed	(50,000)	(1,174,570)	(50,000)	(1,213,129)

Net increase (decrease)	50,000	$1,209,671	(50,000)	$(1,213,129)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and Shareholders of iShares Interest Rate Hedged Emerging Markets Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Interest Rate Hedged Emerging Markets Bond ETF (one of the funds constituting iShares U.S. ETF Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	21

Important Tax Information (unaudited)

The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended October 31, 2021:

iShares ETF	Foreign Source Income Earned
Interest Rate Hedged Emerging Markets Bond	$224,451

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2021:

iShares ETF	Interest Dividends
Interest Rate Hedged Emerging Markets Bond	$225,979

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Interest Rate Hedged Emerging Markets Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund was, during the periods under review, an actively managed ETF that did not seek to track the performance of a specified index and that the management team for the Fund managed the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	23

Board Review and Approval of Investment Advisory Contract  (continued)

that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Interest Rate Hedged Emerging Markets Bond(a)	$0.567540	$—	$0.030867	$0.598407	95%	—%	5%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	25

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 375 funds as of October 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its  affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since (2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005) ; Trustee of iShares Trust (since 2005).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (60)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	27

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

LIBOR	London Interbank Offered Rate

SOFR	Secured Overnight Financing Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	29

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1019-1021

OCTOBER 31, 2021

2021 Annual Report

iShares U.S. ETF Trust

•	iShares Bloomberg Roll Select Commodity Strategy ETF | CMDY | NYSE Arca

•	iShares Commodity Curve Carry Strategy ETF | CCRV | NYSE Arca

•	iShares Gold Strategy ETF | IAUF | Cboe BZX

•	iShares GSCI Commodity Dynamic Roll Strategy ETF | COMT | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, out-paced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares U.S. ETF Trust

Global Market Overview

Most global commodities gained sharply for the 12 months ended October 31, 2021 (“reporting period”). The S&P GSCI Index, a broad measure of global commodities performance, returned 73.68% in U.S. dollar terms for the reporting period. The coronavirus pandemic created significant disruptions to both supply and demand for commodities, and the swift global economic rebound drove the prices of many commodities substantially higher.

The U.S. economy continued to recover from the effects of the coronavirus pandemic, growing at a brisk pace during the reporting period. Driven by strong consumer spending and significant fiscal and monetary stimulus, U.S. growth outpaced most other developed economies. An ongoing COVID-19 vaccination program helped accelerate the easing of pandemic-related restrictions, and consumers returned to activities that were previously curtailed, such as travel, restaurant dining, and in-person shopping. Spending on goods also remained elevated, leading imports to rise to an all-time high.

However, this robust consumer demand combined with continued pandemic-related disruptions to the global supply chain led to significantly higher inflation. Similarly, in the labor market, the reopening economy and pent-up demand meant that hiring accelerated, and the unemployment rate fell substantially. Nonetheless, total employment remained notably below pre-pandemic levels and job openings reached a record high despite rising wages. Elevated demand drove an increase in industrial production, although rising commodities prices and supply delays constrained growth, particularly late in the reporting period. The emergence of the highly contagious Delta variant, which was responsible for a significant rise in cases beginning late in summer 2021, also weighed on the economy.

The U.S. Federal Reserve Bank (“Fed”) continued to keep short-term interest rates at near-zero levels and maintained a significant bond-buying program for U.S. Treasuries and mortgage-backed securities, although it discontinued its corporate bond purchasing program. The Fed indicated that it would begin slowing its bond buying activities late in 2021 and signaled that an interest rate increase could be possible in 2022. However, the improving employment environment and a sharp rise in inflation led investors to anticipate a more accelerated tightening of monetary policy. Trading activity showed that investors view multiple interest rate increases as probable in 2022.

The improving economy and increased consumer spending led to higher demand for many commodities, including energy commodities. Oil prices rose steadily throughout the reporting period, and West Texas Intermediate crude prices reached their highest levels in seven years. While demand for oil increased, supply remained constrained, due in part to low levels of investment in new drilling projects. Natural gas prices also rose substantially, driven by low production and diminished inventories.

Industrial metals’ price movements varied depending on specific industrial conditions. Copper prices ended the reporting period significantly higher amid low output and increased demand for copper used in applications such as homebuilding and the production of electric vehicles (“EVs”). High demand for EVs also drove a large increase in the price of lithium, an essential metal used in EV battery production. However, iron ore prices declined amid China’s government-imposed limits on domestic steel production. Precious metal prices also varied, as gold declined slightly despite higher inflation, silver moved marginally higher, and platinum increased notably as demand grew for automobiles with catalytic converters, which use platinum as a component.

Most agricultural commodities rose amid low plantings in the U.S., higher transport costs, and unfavorable weather leading to poor harvests in many parts of the world. Meat prices increased, driven by continued labor shortages at meatpacking plants and higher demand from the rebounding restaurant industry.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Bloomberg Roll Select Commodity Strategy ETF

Investment Objective

The iShares Bloomberg Roll Select Commodity Strategy ETF (the “Fund”) seeks to track the investment results of an index composed of a broad range of commodity exposures with enhanced roll selection, on a total return basis, as represented by the Bloomberg Roll Select Commodity Total Return Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Prior to 3/1/21, the Fund operated as a transparent active ETF. On 3/1/21, the Fund commenced operating as an index-based ETF and began to officially track the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	42.59%	6.25%	42.59%	24.24%
Fund Market	42.92	6.37	42.92	24.76
Index	43.98	6.78	43.98	26.42

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/18. The first day of secondary market trading was 4/5/18.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$1,144.40	$1.46		$1,000.00	$1,023.80	$1.38		0.27%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021 (continued)	iShares® Bloomberg Roll Select Commodity Strategy ETF

Portfolio Management Commentary

The Fund advanced significantly for the reporting period, reflecting sharply higher prices for many commodities, particularly in the energy sector. The Fund gains exposure to a mix of commodities futures by investing in index futures designed to provide total returns consistent with investment in a broad variety of commodities. Exposure to the energy sector increased during the reporting period, and natural gas, West Texas Intermediate crude oil, and Brent crude oil futures were among the Fund’s largest investments at the end of the reporting period. Gold futures detracted from the Fund’s return, but, although exposure decreased, investment in gold futures remained substantial.

Natural gas futures contributed to the Fund’s performance amid the highest price levels in 13 years, as producers were slow to resume production despite the recovery in consumer demand. Summer of 2021 was warmer than usual which led to increased usage of air conditioning, stoking demand for natural gas. However, a warm autumn weighed on natural gas prices due to delayed demand for home heating.

Oil futures also contributed to the Fund’s return. Oil prices rose early in the reporting period amid news of successful COVID-19 vaccines. The subsequent global economic recovery and ebbing of pandemic-related disruptions drove further gains as demand rebounded. Toward the end of the reporting period, tightening oil supplies sent prices higher as oil producers rejected appeals to significantly boost production. Coal and gas shortages in China, India, and Europe raised demand for oil used in power generation, further bolstering prices.

In contrast, exposure to gold futures detracted from the Fund’s return as gold prices retreated from record highs attained in August 2020. Perceived as a less risky asset during times of political or economic uncertainty, gold’s allure diminished as COVID-19 vaccines became available, global economies reopened, and equities markets recovered, increasing the appeal of stocks relative to gold.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Commercial Paper	79.1%
U.S. Treasury Obligations	8.0
Money Market Funds	9.3
Cash	4.5
Futures	5.1
Other assets, less liabilities	(6.0)

COMMODITIES EXPOSURE

Sector Exposure(a)	Percent of Exposure
Energy Futures	39.8%
Agriculture Futures	27.2
Industrial Metals Futures	14.6
Precious Metals Futures	13.6
Livestock Futures	4.8

(a)	Represents the sector allocation of the Bloomberg Roll Select Commodity Total Return Index.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Commodity Curve Carry Strategy ETF

Investment Objective

The iShares Commodity Curve Carry Strategy ETF (the “Fund”) seeks to track the investment results of an index composed of commodities with the top ten highest ranking roll yields, on a total return basis, selected from a broad commodity universe, as represented by the ICE BofA Commodity Enhanced Carry Total Return Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Prior to 3/1/21, the Fund operated as a transparent active ETF. On 3/1/21, the Fund commenced operating as an index-based ETF and began to officially track the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	45.81%	33.97%	45.81%	40.67%
Fund Market	46.40	34.49	46.40	41.32
Index	46.53	34.79	46.53	41.54

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/1/20. The first day of secondary market trading was 9/3/20.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$1,153.80	$2.12		$1,000.00	$1,023.20	$1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2021 (continued)	iShares® Commodity Curve Carry Strategy ETF

Portfolio Management Commentary

The Fund advanced significantly for the reporting period, reflecting sharply higher prices for many commodities. The Fund gains exposure to a concentrated mix of commodities futures exhibiting positive carry (the difference between the price of an expiring futures contract and its replacement) by investing in commodity total return swaps. During the reporting period, the Fund sharply increased its exposure to the energy sector while eliminating its substantial investment in precious metals. At the end of the reporting period, the Fund’s largest exposures included Brent crude oil, copper, and corn.

Energy futures contributed the most to the Fund’s return, particularly Brent crude oil and West Texas Intermediate crude oil. Oil prices rose early in the reporting period amid the successful development of COVID-19 vaccines. The subsequent global economic recovery and ebbing of pandemic-related disruptions drove further gains as energy demand rebounded. Toward the end of the reporting period, tightening oil supplies sent prices higher as oil producers rejected appeals to significantly increase production. Coal and gas shortages in China, India, and Europe increased demand for oil used in power generation, further bolstering prices.

Copper and corn futures also contributed to the Fund’s performance. Copper prices reached record highs as the global economic recovery led to rising demand for industrial metals. Corn prices soared due to strong demand from China coupled with drought in the corn-growing regions of South America. Demand for the corn-based ethanol used in gasoline, increased as the reopening of economies led to increased demand for fuel.

Exposure to precious metals futures, which represented approximately 22% of the Fund on average at the start of the reporting period declined to 0% by the end of the reporting period. The allure of assets like gold, which are perceived as less-risky assets during times of political or economic uncertainty, declined as COVID-19 vaccines spread, global economies recovered, and gold prices retreated from record highs in August 2020.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Commercial Paper	64.6%
U.S. Treasury Obligations	18.3
Money Market Funds	18.1
Cash	0.0 (a)
Commodity Swaps	9.7
Other assets, less liabilities	(10.7)

(a)	Rounds to less than 0.1%.

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets
U.S. Treasury Bill, 0.06%, 11/30/21	7.5%
U.S. Treasury Bill, 0.06%, 11/23/21	6.0
Amphenol Corp., 0.10%, 11/10/21	3.8
Banco Santander, 0.07%, 11/01/21	3.5
Sherwin Williams Co., 0.18%, 11/17/21	3.5

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Gold Strategy ETF

Investment Objective

The iShares Gold Strategy ETF (the “Fund”) seeks to track the investment results of an index that provides exposure, on a total return basis, to the price performance of gold, as represented by the Bloomberg Composite Gold Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Prior to 3/1/21, the Fund operated as a transparent active ETF. On 3/1/21, the Fund commenced operating as an index-based ETF and began to officially track the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(6.21)%	8.24%	(6.21)%	30.94%
Fund Market	(6.18)	8.23	(6.18)	30.92
Index	(5.85)	8.44	(5.85)	31.73

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/6/18. The first day of secondary market trading was 6/8/18.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,003.50	$0.71		$1,000.00	$1,024.50	$0.71		0.14%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2021 (continued)	iShares® Gold Strategy ETF

Portfolio Management Commentary

The Fund declined during the reporting period, decreasing along with the price of gold. The Fund’s performance was approximately in line with the broader gold market, as represented by the Bloomberg Composite Gold Index, due to its composition as a mix of gold futures and exchange-traded products linked to or backed by gold.

Gold prices declined early in the reporting period as news of the successful development of COVID-19 vaccines raised hopes that coronavirus-related restrictions would ease, and economic activity would normalize. Perceived as a less risky investment during times of political or economic uncertainty, gold became less attractive as global economies recovered and access to vaccines spread. The strong recovery in global equities markets, in tandem with a strong rebound in employment, increased the appeal of stocks relative to gold.

U.S. economic stimulus policies and anticipation of a large infrastructure package boosted U.S. bond yields and weakened gold. The decline in gold prices accelerated after the Fed signaled that, to keep inflation in check, it would shift toward a more restrained monetary policy, possibly raising interest rates sooner than originally projected.

Rising yields on U.S. bonds reduced gold’s relative attractiveness as an investment. Because gold does not pay interest, its appeal decreases when yields rise as its carrying cost relative to bonds increases. Renewed strength in the U.S. dollar also pressured gold, as gold is priced in U.S. dollars, strength in the currency makes it more expensive for foreign investors to purchase gold.

Demand for physical gold generally decreased as investors sold investments in gold-backed exchange-traded funds. While demand for gold jewelry increased, it remained below pre-pandemic levels, particularly in the key Indian market, weighing on gold prices. The emergence of novel investment alternatives such as cryptocurrencies created an additional headwind for gold demand.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Money Market Funds	79.3%
Grantor Trust	18.5
Cash	3.5
Futures	(1.3)
Other assets, less liabilities	0.0 (a)

COMMODITY-LINKED FUTURES

Sector Exposure(b)	Percent of Net Assets
Gold Futures	75.5%

(a)	Rounds to less than 0.1%
(b)	Exposures are calculated as the current notional value of the futures contracts as a percentage of net assets.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® GSCI Commodity Dynamic Roll Strategy ETF

Investment Objective

The iShares GSCI Commodity Dynamic Roll Strategy ETF (the “Fund”) (formerly the iShares Commodities Select Strategy ETF) seeks to track the investment results of an index composed of a broad range of commodity exposures with enhanced roll selection, on a total return basis, as represented by the S&P GSCI Dynamic Roll (USD) Total Return Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Prior to 3/1/21, the Fund operated as a transparent active ETF. On 3/1/21, the Fund commenced operating as an index-based ETF and began to officially track the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	54.75%	6.93%	(1.11)%	54.75%	39.79%	(7.54)%
Fund Market	55.49	6.96	(1.09)	55.49	39.99	(7.44)
Index	55.33	6.61	(4.07)	55.33	37.71	(25.38)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/15/14. The first day of secondary market trading was 10/16/14.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through January 30, 2020 reflects the performance of the S&P GSCI Dynamic Roll Reduced Energy 70/30 Futures/Equity Blend Total Return Index. Index performance beginning on January 31, 2020 reflects the performance of the S&P GSCI Dynamic Roll (USD) Total Return Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$1,163.90	$2.62		$1,000.00	$1,022.80	$2.45		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2021 (continued)	iShares® GSCI Commodity Dynamic Roll Strategy ETF

Portfolio Management Commentary

The Fund advanced significantly for the reporting period, reflecting sharply higher prices for many commodities. The Fund uses a mix of commodities futures designed to provide total returns consistent with investment in a broad variety of commodities. Some of the Fund’s largest futures investments included energy commodities, such as West Texas Intermediate crude oil, Brent crude oil, and gasoil, as well as copper.

Oil futures contributed to the Fund’s performance, advancing as prices rose early in the reporting period amid the development of successful COVID-19 vaccines, which raised expectations that economies would recover from the pandemic’s disruptions. Supply constraints drove prices higher as OPEC and its allies rejected appeals to significantly increase oil production amid rising demand. A February 2021 winter storm in Texas that froze the state’s oil production exacerbated supply issues and reduced inventory. Although fears that novel coronavirus strains could disrupt the economic recovery occasionally weighed on oil prices, the overall trajectory remained positive. Oil prices reached multi-year highs toward the end of the reporting period.

Natural gas futures contributed to the Fund’s performance as prices reached their highest level in 13 years. Producers were slow to resume production despite the recovery in consumer demand. Summer of 2021 was warmer than usual which led to increased usage of air conditioning, stoking demand for natural gas. However, a warm autumn weighed on natural gas prices due to delayed demand for home heating.

Industrial metals futures such as copper also contributed to the Fund’s performance. Copper prices reached record highs as the global economic recovery led to rising demand for industrial metals. Increased demand for cleaner energy also supported copper prices, as the metal is used heavily in electric vehicles, solar panels, and wind turbines. In contrast, exposure to gold futures detracted from the Fund’s return as the precious metal’s allure diminished amid the strengthening of global economies.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Commercial Paper	74.8%
U.S. Treasury Obligations	11.2
Certificates of Deposit	1.5
Money Market Funds	8.2
Cash	5.1
Futures	3.0
Other assets, less liabilities	(3.8)

COMMODITY-LINKED FUTURES

Sector Exposure(a)	Percent of Net Assets
Energy Futures	58.8%
Agriculture Futures	18.6
Industrial Metals Futures	11.8
Livestock Futures	6.1
Precious Metals Futures	4.7

(a)	Exposures are calculated as the current notional value of the futures contracts as a percentage of net assets.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	13

Consolidated Schedule of Investments October 31, 2021	iShares® Bloomberg Roll Select Commodity Strategy ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Paper

Amcor Finance (USA) Inc., 0.13%, 11/15/21(a)	$6,000	$5,999,623
Amcor Flexibles North America, 0.15%, 11/30/21(a)	8,000	7,998,926
American Honda Finance Corp.
0.13%, 11/18/21(a)	4,000	3,999,716
0.16%, 12/21/21(a)	800	799,818
Amphenol Corp., 0.10%, 11/10/21(a)	5,900	5,899,803
AT&T Inc., 0.13%, 11/09/21(a)	6,200	6,199,754
Banco Santander
0.07%, 11/01/21(a)	4,500	4,499,973
0.09%, 12/01/21(a)	4,650	4,649,616
BASF Aktiengesellsch, 0.11%, 12/03/21(a)	5,000	4,999,465
BASF SE
0.08%, 11/02/21(a)	700	699,994
0.11%, 12/06/21(a)	2,500	2,499,710
Bayerische Landesbank/New York, 0.08%, 12/01/21(a)	6,500	6,499,511
BPCE SA, 0.07%, 11/23/21(a)	6,000	5,999,713
Britannia Funding Co. LLC, 0.18%, 01/19/22(a)	2,500	2,499,078
Charta LLC, 0.13%, 11/23/21(a)	700	699,954
DBS Bank Ltd., 0.09%, 11/12/21(a)	1,000	999,965
DNB nor Bank ASA
0.05%, 11/23/21(a)	1,700	1,699,943
0.05%, 12/06/21(a)	6,000	5,999,664
Electricite De France SA, 0.11%, 11/10/21(a)	2,000	1,999,927
Enbridge (US) Inc.
0.13%, 11/02/21(a)	3,100	3,099,955
0.19%, 01/06/22(a)	5,000	4,998,218
Federation Des Caisses
0.06%, 11/09/21(a)	2,800	2,799,951
0.07%, 11/19/21(a)	7,000	6,999,698
Goldman Sachs International, 0.11%, 12/01/21(a)	7,050	7,049,289
Jupiter Sect Co. LLC, 0.14%, 12/02/21(a)	1,000	999,908
Lime Funding, 0.18%, 11/01/21(a)	2,500	2,499,983
Lime Funding LLC, 0.21%, 01/07/22(a)	6,500	6,498,357
Macquarie bank Ltd., 0.11%, 11/30/21(a)	4,300	4,299,576
Macquarie Bank Ltd., 0.13%, 01/05/22(a)	3,300	3,299,221
Mitsubishi UFJ Trust & Banking Corp., 0.08%, 12/03/21(a)	6,200	6,199,518
Mizuho Bank, 0.11%, 11/29/21(a)	2,700	2,699,744
Nationwide Building Society, 0.11%, 01/13/22(a)	1,400	1,399,687
NextEra Energy Capital Holdings Inc., 0.13%, 11/10/21(a)	2,400	2,399,899

Security	Par/ Shares (000)	Value

Nieuw Amsterdam, 0.11%, 11/02/21(a)	$750	$749,993
Nutrien Ltd.
0.15%, 11/02/21(a)	3,500	3,499,940
0.17%, 12/23/21(a)	5,000	4,998,724
Sherwin Williams Co., 0.18%, 11/17/21(a)	6,000	5,999,421
Skandin Ens Banken AG
0.07%, 12/03/21(a)	2,600	2,599,818
0.08%, 12/17/21(a)	4,000	3,999,586
Suncorp Group Ltd., 0.14%, 11/23/21(a)	2,000	1,999,800
Swedbank, 0.05%, 12/07/21(a)	4,000	3,999,770
VW Credit Inc.
0.14%, 11/17/21(a)	3,000	2,999,783
0.19%, 01/05/22(a)	4,500	4,498,428

Total Commercial Paper — 79.1% (Cost: $165,231,268)		165,232,420

U.S. Treasury Obligations
U.S. Treasury Bill
0.06%, 11/26/21(a)	3,400	3,399,868
0.06%, 11/30/21(a)	13,200	13,199,335

Total U.S. Treasury Obligations — 8.0% (Cost: $16,599,259)		16,599,203

Money Market Funds

BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	19,480	19,480,000

Total Money Market Funds — 9.3% (Cost: $19,480,000)		19,480,000

Total Investments in Securities — 96.4% (Cost: $201,310,527)		201,311,623

Other Assets, Less Liabilities — 3.6%		7,532,115

Net Assets — 100.0%		$208,843,738

(a)	Rates are discount rates or a range of discount rates as of period end.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$5,970,000	$13,510,000	(a)	$—	$—	$—	$19,480,000	19,480	$2,137	$—

(a)	Represents net amount purchased (sold).

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) October 31, 2021	iShares® Bloomberg Roll Select Commodity Strategy ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Bloomberg Roll Select Index	7,628	12/15/21	$206,581	$10,651,076

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Commodity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$10,651,076

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Commodity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$19,938,136

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$10,876,571

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$103,174,430

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Commercial Paper	$—	$165,232,420	$—	$165,232,420
U.S. Treasury Obligations	—	16,599,203	—	16,599,203
Money Market Funds	19,480,000	—	—	19,480,000

	$19,480,000	$181,831,623	$—	$201,311,623

Derivative financial instruments(a)
Assets
Futures Contracts	$10,651,076	$—	$—	$10,651,076

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments October 31, 2021	iShares® Commodity Curve Carry Strategy ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Paper

Amcor Flexibles North America Inc., 0.15%, 11/16/21(a)	$300	$300,219
American Honda Finance Corp., 0.16%, 12/21/21(a)	600	599,863
Amphenol Corp., 0.10%, 11/10/21(a)	1,500	1,499,950
AT&T Inc., 0.13%, 11/09/21(a)	1,100	1,099,715
Banco Santander, 0.07%, 11/01/21	1,400	1,399,992
Barton Capital Corp., 0.09%, 11/16/21(a)	1,000	999,954
BASF Aktiengesellsch, 0.11%, 12/03/21(a)	1,000	999,893
BASF SE, 0.11%, 12/16/21(a)	500	499,924
Bayerische Landesbank/New York, 0.08%, 12/01/21(a)	1,300	1,299,902
BPCE SA, 0.07%, 11/23/21(a)	1,000	999,952
DBS Bank Ltd., 0.09%, 11/12/21(a)	1,000	999,965
DNB nor Bank ASA, 0.05%, 12/06/21(a)	1,300	1,299,927
Enbridge (US) Inc., 0.19%, 01/06/22(a)	1,000	999,643
Goldman Sachs International, 0.11%, 12/01/21(a)	1,400	1,399,859
ING (U.S.) Funding LLC, 0.09%, 12/17/21(a)	600	599,927
La Fayette Asset Sec, 0.12%, 12/08/21(a)	500	499,945
Lime Funding, 0.18%, 11/01/21	250	249,998
Macquarie bank Ltd., 0.11%, 11/30/21(a)	500	499,951
Matchpoint Finance PLC, 0.16%, 12/07/21(a)	1,300	1,299,862
Mitsubishi UFJ Trust & Banking Corp., 0.08%, 12/03/21(a)	1,300	1,299,899
NextEra Energy Capital Holdings Inc., 0.14%, 11/17/21(a)	300	299,978
Nieuw Amsterdam, 0.11%, 11/02/21(a)	1,100	1,099,990
Nutrien Ltd., 0.17%, 12/23/21(a)	1,000	999,745
Sherwin Williams Co., 0.18%, 11/17/21(a)	1,400	1,399,865
Skandin Ens Banken AG, 0.08%, 12/17/21(a)	1,300	1,299,866
Swedbank, 0.05%, 12/07/21(a)	1,200	1,199,931
VW Credit Inc., 0.14%, 11/17/21(a)	500	499,964

Total Commercial Paper — 64.6% (Cost: $25,647,438)		25,647,679

Security	Par/ Shares (000)	Value

U.S. Treasury Obligations

U.S. Treasury Bill
0.04%, 12/02/21	$965	$964,948
0.06%, 11/23/21	2,400	2,399,916
0.06%, 11/26/21	900	899,965
0.06%, 11/30/21	3,000	2,999,849

Total U.S. Treasury Obligations — 18.3% (Cost: $7,264,678)		7,264,678

Money Market Funds

BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	7,190	7,190,000

Total Money Market Funds — 18.1% (Cost: $7,190,000)		7,190,000

Total Investments in Securities — 101.0% (Cost: $40,102,116)		40,102,357

Other Assets, Less Liabilities — (1.0)%		(392,754)

Net Assets — 100.0%		$39,709,603

(a)	Rates are discount rates or a range of discount rates as of period end.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$7,190,000	(a)	$—	$—	$—	$7,190,000	7,190	$535	$—

(a)	Represents net amount purchased (sold).

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Rate(a)	Frequency	Reference(b)	Frequency
0.06%	At Termination	ICE BofA Commodity Enhanced Carry Total Return Index	At Termination	Citibank N.A.	N/A	09/01/22	10,289	$1,102,915	$(3,232)	$1,106,147
0.06%	At Termination	ICE BofA Commodity Enhanced Carry Total Return Index	At Termination	Merrill Lynch International	N/A	09/01/22	25,518	2,732,432	(10,858)	2,743,290

								$3,835,347	$(14,090)	$3,849,437

(a)	Represents 3-month Treasury Bill. Rate shown is the rate in effect as of period-end.
(b)	Please refer to the reference entity below for more details.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) October 31, 2021	iShares® Commodity Curve Carry Strategy ETF

Reference Entity

The ICE BofA Commodity Enhanced Carry Total Return Index consists of futures contracts under each counterparty. The following table represents the individual long positions and related weighting of the future contracts underlying the ICE BofA Commodity Enhanced Carry Total Return Index as of October 31, 2021.

Futures contracts	Maturity date	Weight %
Brent Crude Oil	10/31/2022	24.3%
Copper	12/20/2022	14.1
Corn	12/14/2022	11.8
Gas Oil	12/12/2022	11.1
Wheat	07/14/2022	7.2
RBOB Gasoline	05/31/2022	6.1
Sugar	09/30/2022	5.9
WTI Crude Oil	11/21/2022	5.5
Aluminum	12/20/2022	4.4
Soybeans	01/14/2022	4.2
Nickel	12/20/2022	3.2
Zinc	10/20/2022	1.4
Natural Gas	11/28/2022	0.9

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Total Return Swaps	$—	$(14,090)	$3,849,437	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Commodity Contracts
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$3,849,437

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$14,090

For the period ended October 31, 2021, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Commodity Contracts
Net Realized Gain (Loss) from:
Swaps	$8,349,687

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$4,878,167

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps:
Average notional value	$30,878,552

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (continued) October 31, 2021	iShares® Commodity Curve Carry Strategy ETF

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Swaps - OTC(a)	$3,849,437	$14,090

Total derivative assets and liabilities in the Statement of Assets and Liabilities	3,849,437	14,090
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	3,849,437	14,090

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets
Citibank N.A.	$1,106,147	$(3,232)	$—	$(1,102,915)	$—
Merrill Lynch International	2,743,290	(10,858)	—	(2,732,432)	—

	$3,849,437	$(14,090)	$—	$(3,835,347)	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Citibank N.A.	$3,232	$(3,232)	$—	$—	$—
Merrill Lynch International	10,858	(10,858)	—	—	—

	$14,090	$(14,090)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Commercial Paper	$—	$25,647,679	$—	$25,647,679
U.S. Treasury Obligations	—	7,264,678	—	7,264,678
Money Market Funds	7,190,000	—	—	7,190,000

	$7,190,000	$32,912,357	$—	$40,102,357

Derivative financial instruments(a)
Assets
Swaps	$—	$3,849,437	$—	$3,849,437

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to Consolidated Financial Statements

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments October 31, 2021	iShares® Gold Strategy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Grantor Trust

Grantor Trust — 18.5%
iShares Gold Trust(a)(b)	163,344	$5,542,262

Total Grantor Trust (Cost: $5,195,447)		5,542,262

Short-Term Investments

Money Market Funds — 79.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(c)	23,797,000	23,797,000

Total Short-Term Investments — 79.3% (Costs: $23,797,000)		23,797,000

Total Investments in Securities — 97.8% (Cost: $28,992,447)		29,339,262

Other Assets, Less Liabilities — 2.2%		656,386

Net Assets—100.0%		$29,995,648

(a)	Affiliate of the Fund.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$17,047,000	$6,750,000	(a)	$—	$—	$—	$23,797,000	23,797,000	$2,485	$—
iShares Gold Trust	3,698,740	9,194,872		(6,929,610)	(221,953)	(199,787)	5,542,262	163,344	—	—

					$(221,953)	$(199,787)	$29,339,262		$2,485	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Gold 100 OZ	127	12/29/21	$22,656	$(395,092)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (continued) October 31, 2021	iShares® Gold Strategy ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Commodity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$395,092

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Commodity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(1,570,544)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts.	$298,874

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$19,209,362

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Grantor Trust	$5,542,262	$—	$—	$5,542,262
Money Market Funds	23,797,000	—	—	23,797,000

	$29,339,262	$—	$—	$29,339,262

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(395,092)	$—	$—	$(395,092)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to Consolidated Financial Statements

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments October 31, 2021	iShares® GSCI Commodity Dynamic Roll Strategy ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Certificates of Deposit

Bank Of Montreal, 0.16%, 01/03/22	$6,500	$6,500,548
Bank of Nova Scotia/Houston, 0.19%, 05/18/22, (SOFR + 0.180%)(a)	5,000	5,002,082
Credit Suisse AG/New York NY
0.24%, 02/15/22	2,000	2,000,507
0.28%, 04/08/22, (SOFR + 0.220%)(a)	3,100	3,101,745
0.35%, 05/09/22(a)	5,000	5,005,045
Natixis/New York, 0.23%, 06/17/22, (SOFR + 0.180%)(a)	10,000	10,004,052
Sumitomo Mitsui Banking Corp./New York, 0.23%, 07/29/22(a)	5,000	5,000,453
Toronto-Dominion Bank (The), 0.23%, 05/23/22, (SOFR + 0.180%)(a)(b)	5,000	5,000,000

Total Certificates of Deposit — 1.5% (Cost: $41,598,672)		41,614,432

Commercial Paper

Amcor Finance (USA) Inc., 0.13%, 11/15/21	12,300	12,299,227
Amcor Flexibles North America, 0.15%, 11/30/21	42,000	41,994,363
Amcor Flexibles North America Inc., 0.15%, 11/16/21	29,700	29,697,847
American Honda Finance Corp.
0.16%, 12/21/21	22,250	22,244,923
0.17%, 01/11/22	27,395	27,385,202
Amphenol Corp., 0.10%, 11/10/21	31,100	31,098,963
ASB Finance Ltd., 0.02%, 08/01/22	8,000	7,998,564
AT&T Inc.
0.13%, 11/09/21	25,000	24,999,007
0.18%, 02/14/22	50,000	49,972,400
Banco Santander, 0.07%, 11/01/21	5,000	4,999,970
Banco Santander SA
0.07%, 11/04/21	55,650	55,649,314
0.08%, 11/19/21	20,000	19,999,020
BASF Aktiengesellsch
0.11%, 12/03/21	40,000	39,995,722
0.11%, 12/15/21	45,000	44,993,361
BASF SE, 0.11%, 12/16/21	25,000	24,996,200
Bayerische Landesbank/New York
0.08%, 12/01/21	30,000	29,997,745
0.09%, 12/10/21	13,000	12,998,665
Bedford Row Funding Corp., 0.28%, 04/07/22(a)(b)	5,000	5,002,445
BPCE SA, 0.07%, 11/23/21	50,000	49,997,604
Britannia Funding Co. LLC, 0.18%, 01/19/22	37,750	37,736,070
Cedar Springs Capital Co., 0.17%, 12/01/21	10,000	9,999,111
Charta LLC, 0.13%, 11/23/21	26,600	26,598,245
Danaher Corp., 0.13%, 11/02/21	10,000	9,999,856
DBS Bank Ltd., 0.16%, 03/02/22	30,000	29,983,363
DBS BANK Ltd., 0.10%, 12/01/21	25,000	24,997,708
Dexia Credit Local SA, 0.14%, 03/01/22	13,000	12,993,693
DNB nor Bank ASA
0.05%, 11/23/21	16,550	16,549,448
0.05%, 12/06/21	65,000	64,996,364
Enbridge (US) Inc.
0.13%, 11/02/21	46,900	46,899,323
0.19%, 01/06/22	25,000	24,991,088
Federation Des Caisses, 0.06%, 11/09/21	25,000	24,999,565
Fidelity National Information Services Inc., 0.14%, 11/18/21	30,600	30,597,654
FMS Wertmanagement, 0.09%, 12/10/21	66,000	65,993,070
Goldman Sachs International, 0.11%, 12/01/21	50,000	49,994,958

Security	Par (000)	Value

ING (U.S.) Funding LLC, 0.09%, 12/17/21	$45,139	$45,133,470
Ionic Capital II Trust, 0.13%, 02/04/22	71,175	71,149,230
Korea Development Bank (The), 0.14%, 03/14/22	13,300	13,292,915
La Fayette Asset Sec, 0.12%, 12/08/21	15,150	15,148,334
Landesbank Baden-Wuerttemberg
0.11%, 11/19/21	24,000	23,998,516
0.16%, 03/14/22	25,000	24,985,361
Lime Funding, 0.18%, 11/01/21	25,250	25,249,828
Lloyds Bacnk Corp., 0.14%, 03/07/22	18,000	17,990,776
Macquarie Bank Ltd., 0.13%, 01/05/22	99,900	99,876,413
Mitsubishi UFJ Financial Group Inc., 0.08%, 12/07/21	28,900	28,897,495
Mitsubishi UFJ Trust & Banking Corp., 0.08%, 12/03/21	34,750	34,747,297
Mizuho Bank, 0.11%, 11/29/21	47,300	47,295,520
Mont Blanc Capital Corp., 0.18%, 02/10/22	25,291	25,281,137
National Bank of Canada
0.10%, 01/07/22	10,000	9,998,056
0.12%, 01/24/22	25,600	25,592,762
0.12%, 02/07/22	15,000	14,994,782
Nationwide Building Society, 0.11%, 01/13/22	18,900	18,895,771
NextEra Energy Capital Holdings Inc.
0.13%, 11/10/21	35,000	34,998,530
0.14%, 11/17/21	20,000	19,998,554
0.16%, 12/06/21	15,000	14,997,546
Nieuw Amsterdam
0.11%, 11/02/21	30,000	29,999,723
0.11%, 11/12/21	52,850	52,848,171
0.12%, 12/07/21	35,000	34,996,663
Nutrien Ltd.
0.15%, 11/02/21	8,000	7,999,863
0.16%, 12/16/21	25,000	24,994,600
0.17%, 12/23/21	19,000	18,995,152
Royal Bank of Canada, 0.18%, 04/29/22	7,400	7,393,229
Sheffield Receivable, 0.18%, 12/06/21	40,000	39,995,862
Skandin Ens Banken AG
0.08%, 12/16/21	21,450	21,447,826
0.08%, 12/17/21	1,800	1,799,814
0.08%, 12/27/21	25,000	24,996,722
Skandinaviska Enskilda Banken AB, 0.08%, 12/14/21	4,600	4,599,559
Sumitomo Mitsui Trust Bank
0.08%, 12/02/21	40,000	39,996,940
0.11%, 01/12/22	18,950	18,945,855
Swedbank, 0.05%, 12/07/21	52,550	52,546,983
Toronto Dominion Bank, 0.17%, 04/11/22	25,000	24,980,753
Virginia Electric and Power, 0.13%, 11/08/21	25,000	24,999,118
VW Credit Inc.
0.14%, 11/17/21	1,850	1,849,866
0.19%, 01/05/22	45,500	45,484,100
Westpac Banking Corp., 0.28%, 08/30/22	7,000	6,983,454

Total Commercial Paper — 74.8% (Cost: $2,111,993,563)		2,112,026,604

U.S. Treasury Obligations
U.S. Treasury Bill
0.06%, 11/23/21	26,800	26,799,058
0.06%, 11/26/21	21,000	20,999,183
0.06%, 11/30/21	269,850	269,836,413

Total U.S. Treasury Obligations — 11.2% (Cost: $317,635,567)		317,634,654

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	21

Consolidated Schedule of Investments (continued) October 31, 2021	iShares® GSCI Commodity Dynamic Roll Strategy ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Money Market Funds

BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	233,060	$233,060,095

Total Money Market Funds — 8.2% (Cost: $233,060,095)		233,060,095

Total Investments in Securities — 95.7% (Cost: $2,704,287,897)		2,704,335,785

Other Assets, Less Liabilities — 4.3%		120,449,617

Net Assets — 100.0%		$2,824,785,402

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$10,605,095	$222,455,000	(a)	$—	$—	$—	$233,060,095	233,060	$9,907	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Gasoline RBOB	1,223	11/30/21	$121,722	$2,202,626
LME Lead	293	12/13/21	17,624	1,331,505
LME Nickel	225	12/13/21	26,306	2,105,486
Lean Hogs	1,567	12/14/21	47,684	32,582
Wheat KCBT	1,158	12/14/21	45,495	7,069,677
Silver	115	12/29/21	13,771	(1,869,914)
Brent Crude Oil	6,035	12/30/21	498,189	5,744,560
Cattle Feeder	364	01/27/22	28,415	(1,010,981)
Cotton	734	03/09/22	40,818	8,196,938
LME Zinc	367	03/14/22	30,736	1,367,655
Cocoa	318	03/16/22	8,204	41,594
Natural Gas	2,447	03/29/22	99,030	29,451,321
NY Harbor ULSD (Heat Oil)	1,208	03/31/22	120,320	13,377,574
Low Sulphur Gasoil	2,245	05/12/22	151,986	(2,484,069)
Coffee	358	05/18/22	27,817	2,256,380
WTI Crude	8,969	06/21/22	669,356	(1,465,044)
Gold 100 OZ	675	06/28/22	120,764	(1,805,335)
Live Cattle	1,849	06/30/22	97,757	1,331,140
Sugar	2,314	06/30/22	48,413	(175,369)
Wheat	2,516	07/14/22	97,589	5,834,775
Soybean	1,584	11/14/22	98,248	228,639
Corn	5,740	12/14/22	157,850	8,636,991
Aluminum	1,717	12/19/22	113,730	9,499,446

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) October 31, 2021	iShares® GSCI Commodity Dynamic Roll Strategy ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
LME Copper	615	12/19/22	$144,118	$(6,398,701)

				$83,499,476

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Commodity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$98,708,889

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$15,209,413

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Commodity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$350,512,061

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$88,272,742

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,322,910,532

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	23

Consolidated Schedule of Investments (continued) October 31, 2021	iShares® GSCI Commodity Dynamic Roll Strategy ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Certificates of Deposit	$—	$41,614,432	$—	$41,614,432
Commercial Paper	—	2,112,026,604	—	2,112,026,604
U.S. Treasury Obligations	—	317,634,654	—	317,634,654
Money Market Funds	233,060,095	—	—	233,060,095

	$233,060,095	$2,471,275,690	$—	$2,704,335,785

Derivative financial instruments(a)
Assets
Futures Contracts	$98,708,889	$—	$—	$98,708,889
Liabilities
Futures Contracts	(15,209,413)	—	—	(15,209,413)

	$83,499,476	$—	$—	$83,499,476

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to Consolidated Financial Statements

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Assets and Liabilities

October 31, 2021

	iShares Bloomberg Roll Select Commodity Strategy ETF	iShares Commodity Curve Carry Strategy ETF	iShares Gold Strategy ETF	iShares GSCI Commodity Dynamic Roll Strategy ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$181,831,623	$32,912,357	$—	$2,471,275,690
Affiliated(b)	19,480,000	7,190,000	29,339,262	233,060,095
Cash	2,899,286	14,974	—	—
Cash pledged:
Futures contracts	6,587,000	—	1,059,000	144,442,640
Receivables:
Variation margin on futures contracts	—	—	—	5,525,746
Dividends	77	32	93	18,861
Unrealized appreciation on:
OTC swaps	—	3,849,437	—	—

Total assets	210,797,986	43,966,800	30,398,355	2,854,323,032

LIABILITIES
Bank overdraft	—	—	161,278	5,794,741
Cash received:
Collateral — OTC derivatives	—	4,230,000	—	—
Payables:
Variation margin on futures contracts	1,908,731	—	237,499	—
Capital shares redeemed	—	—	—	22,544,490
Investment advisory fees	45,517	13,107	3,930	1,198,399
Swap premiums received	—	14,090	—	—

Total liabilities	1,954,248	4,257,197	402,707	29,537,630

NET ASSETS	$208,843,738	$39,709,603	$29,995,648	$2,824,785,402

NET ASSETS CONSIST OF:
Paid-in capital	$167,538,270	$27,606,668	$30,086,618	$2,362,128,096
Accumulated earnings (loss)	41,305,468	12,102,935	(90,970)	462,657,306

NET ASSETS	$208,843,738	$39,709,603	$29,995,648	$2,824,785,402

Shares outstanding	3,500,000	1,400,000	550,000	75,500,000

Net asset value	$59.67	$28.36	$54.54	$37.41

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — Unaffiliated	$181,830,527	$32,912,116	$—	$2,471,227,802
(b) Investments, at cost — Affiliated	$19,480,000	$7,190,000	$28,992,447	$233,060,095

See notes to Consolidated Financial Statements

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	25

Consolidated Statements of Operations

Year Ended October 31, 2021

	iShares Bloomberg Roll Select Commodity Strategy ETF	iShares Commodity Curve Carry Strategy ETF	iShares Gold Strategy ETF	iShares GSCI Commodity Dynamic Roll Strategy ETF

INVESTMENT INCOME
Dividends — Affiliated	$2,137	$535	$2,485	$9,907
Interest — Unaffiliated	105,742	38,293	—	1,372,458

Total investment income	107,879	38,828	2,485	1,382,365

EXPENSES
Investment advisory fees	277,677	139,899	62,820	6,422,250
Miscellaneous	—	—	—	173

Total expenses	277,677	139,899	62,820	6,422,423

Less:
Investment advisory fees waived	(8,682)	(4,433)	(29,651)	(7,517)

Total expenses after fees waived	268,995	135,466	33,169	6,414,906

Net investment loss	(161,116)	(96,638)	(30,684)	(5,032,541)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	442	274	—	599,035
Investments — Affiliated	—	—	(221,953)	—
In-kind redemptions — Unaffiliated	—	—	—	266
Futures contracts	19,938,136	—	(1,570,544)	350,512,061
Foreign currency transactions	—	—	—	14
Swaps	—	8,349,687	—	—

Net realized gain (loss)	19,938,578	8,349,961	(1,792,497)	351,111,376

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	22	(433)	—	32,603
Investments — Affiliated	—	—	(199,787)	—
Futures contracts	10,876,571	—	298,874	88,272,742
Foreign currency translations	—	—	—	2
Swaps	—	4,878,167	—	—

Net change in unrealized appreciation (depreciation)	10,876,593	4,877,734	99,087	88,305,347

Net realized and unrealized gain (loss)	30,815,171	13,227,695	(1,693,410)	439,416,723

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,654,055	$13,131,057	$(1,724,094)	$434,384,182

See notes to Consolidated Financial Statements

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Changes in Net Assets

	iShares Bloomberg Roll Select Commodity Strategy ETF		iShares Commodity Curve Carry Strategy ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Period From 09/01/20 to 10/31/20 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(161,116)	$157,227	$(96,638)	$(13,804)
Net realized gain (loss)	19,938,578	(63,206)	8,349,961	(15,238)
Net change in unrealized appreciation (depreciation)	10,876,593	(413,028)	4,877,734	(1,028,056)

Net increase (decrease) in net assets resulting from operations	30,654,055	(319,007)	13,131,057	(1,057,098)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(69,482)	(598,892)	—	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	136,346,700	15,826,208	(2,599,830)	30,235,474

NET ASSETS
Total increase in net assets	166,931,273	14,908,309	10,531,227	29,178,376
Beginning of period	41,912,465	27,004,156	29,178,376	—

End of period	$208,843,738	$41,912,465	$39,709,603	$29,178,376

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	27

Consolidated Statements of Changes in Net Assets  (continued)

	iShares Gold Strategy ETF		iShares GSCI Commodity Dynamic Roll Strategy ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(30,684)	$28,490	$(5,032,541)	$2,710,649
Net realized gain (loss)	(1,792,497)	2,412,979	351,111,376	(101,668,924)
Net change in unrealized appreciation (depreciation)	99,087	(494,137)	88,305,347	1,292,070

Net increase (decrease) in net assets resulting from operations	(1,724,094)	1,947,332	434,384,182	(97,666,205)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,564,719)	(788,999)	(799,124)	(8,490,082)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	11,320,515	12,193,568	2,194,642,007	(215,658,235)

NET ASSETS
Total increase (decrease) in net assets	8,031,702	13,351,901	2,628,227,065	(321,814,522)
Beginning of period	21,963,946	8,612,045	196,558,337	518,372,859

End of period	$29,995,648	$21,963,946	$2,824,785,402	$196,558,337

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to Consolidated Financial Statements

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	iShares Bloomberg Roll Select Commodity Strategy ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Period From 04/03/18 to 10/31/18	(a)

Net asset value, beginning of period	$41.91	$45.01	$47.77	$50.00

Net investment income (loss)(b)	(0.09)	0.23	1.05	0.58
Net realized and unrealized gain (loss)(c)	17.92	(2.33)	(3.05)	(2.81)

Net increase (decrease) from investment operations	17.83	(2.10)	(2.00)	(2.23)

Distributions(d)
From net investment income	(0.07)	(1.00)	(0.76)	—

Total distributions	(0.07)	(1.00)	(0.76)	—

Net asset value, end of period	$59.67	$41.91	$45.01	$47.77

Total Return(e)
Based on net asset value	42.59%	(4.81)%	(4.19)%	(4.46	)%(f)

Ratios to Average Net Assets
Total expenses	0.28%	0.28%	0.28%	0.28	%(g)

Total expenses after fees waived	0.27%	0.27%	0.19%	0.10	%(g)

Net investment income (loss)	(0.16)%	0.55%	2.30%	2.01	%(g)

Supplemental Data
Net assets, end of period (000)	$208,844	$41,912	$27,004	$40,607

Portfolio turnover rate(h)	0%	0%	0%	0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	29

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Commodity Curve Carry Strategy ETF
	Year Ended 10/31/21	Period From 09/01/20 to 10/31/20	(a)

Net asset value, beginning of period	$19.45	$20.16

Net investment loss(b)	(0.07)	(0.01)
Net realized and unrealized gain (loss)(c)	8.98	(0.70)

Net increase (decrease) from investment operations	8.91	(0.71)

Net asset value, end of period	$28.36	$19.45

Total Return(d)
Based on net asset value	45.81%	(3.52	)%(e)

Ratios to Average Net Assets
Total expenses	0.40%	0.40	%(f)

Total expenses after fees waived	0.39%	0.00	%(f)

Net investment loss	(0.28)%	(0.28	)%(f)

Supplemental Data
Net assets, end of period (000)	$39,710	$29,178

Portfolio turnover rate(g)	0%	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to Consolidated Financial Statements

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Gold Strategy ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Period From 06/06/18 to 10/31/18	(a)

Net asset value, beginning of period	$62.75	$57.41	$46.76	$50.00

Net investment income (loss)(b)	(0.07)	0.13	0.82	0.27
Net realized and unrealized gain (loss)(c)	(3.67)	10.47	10.20	(3.51)

Net increase (decrease) from investment operations	(3.74)	10.60	11.02	(3.24)

Distributions(d)
From net investment income	(4.47)	(5.26)	(0.37)	—

Total distributions	(4.47)	(5.26)	(0.37)	—

Net asset value, end of period	$54.54	$62.75	$57.41	$46.76

Total Return(e)
Based on net asset value	(6.21)%	20.64%	23.74%	(6.48	)%(f)

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25	%(g)

Total expenses after fees waived	0.13%	0.13%	0.18%	0.19	%(g)

Net investment income (loss)	(0.12)%	0.22%	1.58%	1.45	%(g)

Supplemental Data
Net assets, end of period (000)	$29,996	$21,964	$8,612	$4,676

Portfolio turnover rate(h)	121%	77%	47%	13	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	31

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares GSCI Commodity Dynamic Roll Strategy ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18		Year Ended 10/31/17

Net asset value, beginning of year	$24.27	$31.80	$37.18	$35.97		$32.41

Net investment income (loss)(a)	(0.13)	0.26	0.76	0.63		0.31
Net realized and unrealized gain (loss)(b)	13.37	(6.93)	(3.04)	2.62		3.58

Net increase (decrease) from investment operations	13.24	(6.67)	(2.28)	3.25		3.89

Distributions(c)
From net investment income	(0.10)	(0.86)	(3.10)	(2.04)		(0.33)

Total distributions	(0.10)	(0.86)	(3.10)	(2.04)		(0.33)

Net asset value, end of year	$37.41	$24.27	$31.80	$37.18		$35.97

Total Return(d)
Based on net asset value	54.75%	(21.66)%	(5.87)%	9.29	%(e)	12.08%

Ratios to Average Net Assets
Total expenses	0.48%	0.48%	0.48%	0.48%		0.48%

Total expenses after fees waived	0.48%	0.48%	0.48%	0.48%		0.48%

Net investment income (loss)	(0.38)%	0.95%	2.32%	1.66%		0.93%

Supplemental Data
Net assets, end of year (000)	$2,824,785	$196,558	$518,373	$728,739		$258,956

Portfolio turnover rate(f)	0%	5%	32%	167%		44%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been 9.06%.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to Consolidated Financial Statements

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements

1.    ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Bloomberg Roll Select Commodity Strategy	Non-diversified
Commodity Curve Carry Strategy	Non-diversified
Gold Strategy	Non-diversified
GSCI Commodity Dynamic Roll Strategy	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for each Fund include the accounts of its wholly-owned subsidiary in the Cayman Islands (each, a “Subsidiary”) that invests in certain “commodity-linked instruments” and cash and cash equivalents in accordance with each Fund’s investment objective. In compliance with Sub-chapter M of the Internal Revenue Code of 1986, as amended, each Fund may invest up to 25% of its total assets in its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. Each Fund’s commodity-linked instruments held in its Subsidiary are intended to provide the Fund with exposure to applicable commodity markets or commodities consistent with current U.S. federal income tax laws applicable to investment companies such as the Fund. Each Subsidiary has the same investment objective as its Fund.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2021, if any, are disclosed in the Consolidated Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	33

Notes to Consolidated Financial Statements  (continued)

counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by each Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

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Notes to Consolidated Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) or to the applicable commodities market (commodities price risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the statement of assets and liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the statement of assets and liabilities. Payments received or paid are recorded in the statement of operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the statement of operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

Total return swaps are entered into by the iShares Commodity Curve Carry Strategy ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

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Notes to Consolidated Financial Statements  (continued)

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Bloomberg Roll Select Commodity Strategy	0.28%
Commodity Curve Carry Strategy	0.40
Gold Strategy	0.25
GSCI Commodity Dynamic Roll Strategy	0.48

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

BFA has contractually agreed to waive a portion of its investment advisory fee for the iShares Bloomberg Roll Select Commodity Strategy ETF, iShares Commodity Curve Carry Strategy ETF and iShares GSCI Commodities Dynamic Roll Strategy ETF through February 28, 2025, March 1, 2024 and February 29, 2024, respectively, in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates.

BFA has contractually agreed to waive a portion of its investment advisory fee for the iShares Gold Strategy ETF through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other exchange-traded products sponsored by BFA or its affiliates, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.25%.

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Notes to Consolidated Financial Statements  (continued)

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
Bloomberg Roll Select Commodity Strategy	$8,682
Commodity Curve Carry Strategy	4,433
Gold Strategy	29,651
GSCI Commodity Dynamic Roll Strategy	7,517

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the iShares GSCI Commodity Dynamic Roll Strategy ETF and its Subsidiary.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the Consolidated Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Gold Strategy	$6,473,355	$6,929,610

For the year ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Gold Strategy	$2,721,519	$—

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2021, permanent differences attributable to net operating loss, realized gains (losses) from in-kind redemptions and the character of income (losses) from a wholly-owned subsidiary were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Bloomberg Roll Select Commodity Strategy	$(10,876,571)	$10,876,571
Gold Strategy	(1,780,575)	1,780,575
GSCI Commodity Dynamic Roll Strategy	(80,864,909)	80,864,909

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Notes to Consolidated Financial Statements  (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/21	Year Ended 10/31/20
Bloomberg Roll Select Commodity Strategy
Ordinary income	$69,482	$598,892

Gold Strategy
Ordinary income	$1,564,719	$788,999

GSCI Commodity Dynamic Roll Strategy
Ordinary income	$799,124	$8,490,082

As of October 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	(b)	Total
Bloomberg Roll Select Commodity Strategy	$30,653,591	$(295)	$10,652,172	$—		$41,305,468
Commodity Curve Carry Strategy	8,253,257	—	3,849,678	—		12,102,935
Gold Strategy	—	—	(48,277)	(42,693)		(90,970)
GSCI Commodity Dynamic Roll Strategy	426,344,708	(47,234,783)	83,547,381	—		462,657,306

(a)	Amounts available to offset future realized capital gains.
(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended October 31, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
Bloomberg Roll Select Commodity Strategy	$442
Commodity Curve Carry Strategy	66
GSCI Commodity Dynamic Roll Strategy	599,035

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Bloomberg Roll Select Commodity Strategy	$201,310,527	$10,653,004	$(832)	$10,652,172
Commodity Curve Carry Strategy	40,102,116	3,849,788	(14,200)	3,835,588
Gold Strategy	28,992,447	346,815	(395,092)	(48,277)
GSCI Commodity Dynamic Roll Strategy	2,704,287,897	98,775,353	(15,227,989)	83,547,364

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

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Notes to Consolidated Financial Statements  (continued)

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

Certain Funds a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds have substantial exposure to certain commodity markets through investments in commodity-linked instruments and through commodity-related equities. Any negative changes in commodity markets that may be due to changes in supply and demand for the commodities, market events, regulatory developments or other factors that the Funds cannot control could have an adverse impact on the Funds’ portfolios.

The iShares Gold Strategy ETF has substantial exposure to gold through its investments in gold investments and the Fund’s portfolio may be adversely affected by changes or trends in the price of gold, which historically has been volatile. Governments, central banks, or other large holders can influence the production and sale of gold, which may adversely affect the performance of the Fund.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	39

Notes to Consolidated Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 10/31/21		Year Ended 10/31/20
iShares ETF	Shares	Amount	Shares	Amount
Bloomberg Roll Select Commodity Strategy
Shares sold	2,500,000	$136,346,700	500,000	$19,721,031
Shares redeemed	—	—	(100,000)	(3,894,823)

Net increase	2,500,000	$136,346,700	400,000	$15,826,208

	Year Ended 10/31/21		Period Ended 10/31/20
iShares ETF	Shares	Amount	Shares	Amount
Commodity Curve Carry Strategy
Shares sold	—	$—	1,500,000	$30,235,474
Shares redeemed	(100,000)	(2,599,830)	—	—

Net increase (decrease)	(100,000)	$(2,599,830)	1,500,000	$30,235,474

	Year Ended 10/31/21		Year Ended 10/31/20
iShares ETF	Shares	Amount	Shares	Amount
Gold Strategy
Shares sold	200,000	$11,320,515	300,000	$17,435,063
Shares redeemed	—	—	(100,000)	(5,241,495)

Net increase	200,000	$11,320,515	200,000	$12,193,568

GSCI Commodity Dynamic Roll Strategy
Shares sold	80,000,000	$2,645,593,591	7,700,000	$244,234,738
Shares redeemed	(12,600,000)	(450,951,584)	(15,900,000)	(459,892,973)

Net increase (decrease)	67,400,000	$2,194,642,007	(8,200,000)	$(215,658,235)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Consolidated Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and Shareholders of iShares Bloomberg Roll Select Commodity Strategy ETF, iShares Commodity Curve Carry Strategy ETF, iShares Gold Strategy ETF and iShares GSCI Commodity Dynamic Roll Strategy ETF

Opinions on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of iShares Bloomberg Roll Select Commodity Strategy ETF, iShares Commodity Curve Carry Strategy ETF, iShares Gold Strategy ETF and iShares GSCI Commodity Dynamic Roll Strategy ETF and their subsidiaries (four of the funds constituting iShares U.S. ETF Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related consolidated statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares Bloomberg Roll Select Commodity Strategy ETF, iShares Gold Strategy ETF and iShares GSCI Commodity Dynamic Roll Strategy ETF: consolidated statements of operations for the year ended October 31, 2021 and consolidated statements of changes in net assets for each of the two years in the period ended October 31, 2021.

iShares Commodity Curve Carry Strategy ETF: consolidated statement of operations for the year ended October 31, 2021, and consolidated statement of changes in net assets for the year ended October 31, 2021 and the period September 1, 2020 (commencement of operations) to October 31, 2020.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	41

Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2021:

iShares ETF	Interest Dividends
Bloomberg Roll Select Commodity Strategy	$113,285
Commodity Curve Carry Strategy	54,874
GSCI Commodity Dynamic Roll Strategy	1,412,942

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2021:

iShares ETF	Interest-Related Dividends
Bloomberg Roll Select Commodity Strategy	$111,166
Commodity Curve Carry Strategy	40,793
GSCI Commodity Dynamic Roll Strategy	1,398,132

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2021:

iShares ETF	Federal Obligation Interest
Bloomberg Roll Select Commodity Strategy	$3,160
Commodity Curve Carry Strategy	1,326
GSCI Commodity Dynamic Roll Strategy	35,668

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Bloomberg Roll Select Commodity Strategy ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund was, during the periods under review, an actively managed ETF that did not seek to track the performance of a specified index and that the management team for the Fund managed the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	43

Board Review and Approval of Investment Advisory Contract  (continued)

that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares Commodity Curve Carry Strategy ETF, iShares Gold Strategy ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund was, during the periods under review, an actively managed ETF that did not seek to track the performance of a specified index and that the management team for the Fund managed the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	45

Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares GSCI Commodity Dynamic Roll Strategy ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (BIL), (together the Advisory Agreements”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BlackRock International Limited (BIL); (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BlackRock International Limited (BIL) for sub-advisory services, and there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement(s).

The Board noted that the Fund was, during the periods under review, an actively managed ETF that did not seek to track the performance of a specified index and that the management team for the Fund managed the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and BlackRock International Limited (BIL) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of the Sub-Advisor(s), as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management processes and strategies for BFA and BlackRock International Limited (BIL), which were provided at the May 7, 2021 meeting and throughout the year and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c)

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	47

Board Review and Approval of Investment Advisory Contract  (continued)

Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

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Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Gold Strategy(a)	$3.921371	$—	$0.549255	$4.470626	88%	—%	12%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	49

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 375 funds as of October 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since (2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (60)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	51

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

SOFR	Secured Overnight Financing Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	53

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, S&P Dow Jones Indices LLC, or ICE Data Indices, LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1011-1021

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the twelve series of the registrant for which the fiscal year-end is October 31, 2021 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $161,200 for the fiscal year ended October 31, 2020 and $162,550 for the fiscal year ended October 31, 2021.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2020 and October 31, 2021 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $45,372 for the fiscal year ended October 31, 2020 and $116,400 for the fiscal year ended October 31, 2021. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended October 31, 2020 and October 31, 2021 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2021 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $45,372 for the fiscal year ended October 31, 2020 and $116,400 for the fiscal year ended October 31, 2021.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares U.S. ETF Trust

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: January 05, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: January 05, 2022

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: January 05, 2022